UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-09347

Columbia Funds Master Investment Trust
(Exact name of registrant as specified in charter)

One Financial Center, Boston, Massachusetts			02111
(Address of principal executive offices)			(Zip code)

James R. Bordewick, Jr., Esq. Columbia Management Advisors, LLC One Financial Center Boston, MA 02111
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-617-426-3750

Date of fiscal year end:	March 31, 2006

Date of reporting period:	March 31, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Stock Funds

Annual report for the year ended
March 31, 2006

Columbia Convertible Securities Fund
(formerly Nations Convertible
Securities Fund)

Columbia Asset
Allocation Fund II
(formerly Nations Asset
Allocation Fund II)

Columbia Large Cap
Value Fund
(formerly Nations Value Fund)

Columbia Mid Cap
Value Fund
(formerly Nations MidCap Value Fund)

Columbia Small Cap
Value Fund II
(formerly Nations SmallCap Value Fund)

Columbia Marsico
Growth Fund
(formerly Nations Marsico Growth Fund)

Columbia Large Cap
Core Fund
(formerly Nations Strategic Growth Fund)

Columbia Marsico Focused Equities Fund
(formerly Nations Marsico Focused Equities Fund)

Columbia Marsico Mid Cap Growth Fund
(formerly Nations Marsico MidCap Growth Fund)

Columbia Marsico
21st Century Fund
(formerly Nations Marsico
21st Century Fund)

Columbia Small Cap
Growth Fund II
(formerly Nations Small Company Fund)

A description of the policies and procedures that the funds use to determine how to vote proxies and a copy of the funds' voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 800-368-0346. Information regarding how the funds voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the funds voted proxies relating to portfolio securities is also available from the funds' website.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is submitted for the general information of shareholders of Columbia Funds. This material must be preceded or accompanied by a current Columbia Funds prospectus.

Columbia Management is the primary investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and advise institutional and mutual fund portfolios.

Columbia Management Advisors, LLC (CMA) is an SEC-registered investment advisor, an indirect wholly owned subsidiary of Bank of America Corporation and part of Columbia Management Group, LLC.

Columbia Funds are distributed by Columbia Management Distributors, Inc., member NASD and SIPC. Columbia Management Distributors, Inc. is part of Columbia Management and an affiliate of Bank of America Corporation.

The views expressed in the President's Letter and Portfolio Commentary reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific company securities should not be construed as a recommendation or investment advice.

President's Letter

A message to our valued clients

In the mutual fund business, success can be measured a number of different ways. Performance is a key measure — the one that gains most attention. But fees and service are also important. In that regard, we are pleased to report that Columbia Management has experienced success on all three fronts over the past year. Even more important, our shareholders have benefited from this success.

Because performance ultimately determines investment success, we have devoted considerable energy to improving the performance of all Columbia funds. And we are happy to report that we have made considerable progress toward this important goal.1

Columbia has also taken great strides toward making fund operations more cost effective, which has translated into lower expense ratios on many Columbia funds. In this regard, we believe we still have more work to do, and we will continue to explore opportunities for reining in expenses to the benefit of all our shareholders.

On the service front, we have made it easy and convenient for shareholders to do business with us both on the web at www.columbiafunds.com or over the phone at 800.345.6611. In fact, we've recently upgraded our automated phone system with an advanced speech recognition system that allows callers to interact with the system using natural spoken commands.

After secure login, shareholders can buy, sell or exchange funds either online or over the phone. (Buying shares requires that a link has been established between the shareholder's bank account and Columbia.) Up-to-date performance and pricing information is available online and over the phone. At www.columbiafunds.com, shareholders can also update important personal information and get access to prospectuses and fund reports, which reduces paper clutter for shareholders and translates into a reduction of costs for the funds.

At Columbia Management, we think that you'll like what you see as you read the reports for the period ended March 31, 2006.We are committed to continued improvements in an effort to help our shareholders reach their long-term financial goals. And we look forward to continuing to work with you, our valued shareholders, in the years to come.

Sincerely,

Christopher L. Wilson
President, Columbia Funds

1Past performance is no guarantee of future results.

Columbia Funds

Portfolio commentary and shareholder expense example

Columbia Convertible Securities Fund	3

Columbia Asset Allocation Fund II	9

Columbia Large Cap Value Fund	16

Columbia Mid Cap Value Fund	21

Columbia Small Cap Value Fund II	27

Columbia Marsico Growth Fund	33

Columbia Large Cap Core Fund	39

Columbia Marsico Focused Equities Fund	45

Columbia Marsico Mid Cap Growth Fund	51

Columbia Marsico 21st Century Fund	57

Columbia Small Cap Growth Fund II	63

Financial statements

Investment portfolios	69

Statements of assets and liabilities	102

Statements of operations	106

Statements of changes in net assets	108

Statements of changes in net assets-capital stock activity	114

Financial highlights	126

Notes to financial statements	148

Report of independent registered public accounting firm	162

Tax information	163

Columbia Funds Master Investment Trust

Investment portfolios	166

Statements of assets and liabilities	176

Statements of operations	177

Statements of changes in net assets	178

Financial highlights	180

Notes to financial statements	181

Report of independent registered public accounting firm	188

Fund governance	189

Board consideration and re-approval of investment advisory and sub-advisory agreements	191

Summary of management fee evaluation by independent fee consultant	195

Columbia funds	199

Important information about this report	201

Columbia Convertible Securities Fund

(formerly Nations Convertible Securities Fund)

Portfolio Managers' commentary*

Investment Objective

The fund seeks to provide investors with a total investment return, comprised of current income and capital appreciation, consistent with prudent investment risk.

Performance Review

For the 12-month period ended March 31, 2006, Columbia Convertible Securities Fund's class A shares provided shareholders with a total return of 10.54% without sales charge.**

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

In the following interview, the fund's portfolio managers share their views on Columbia Convertible Securities Fund's performance for the 12-month period ended March 31, 2006, and their outlook for the future.

Please describe the fund's investment style and philosophy.

Our investment style seeks to exploit to the fullest extent the unique characteristics of convertible securities, while adhering to a disciplined investment process and adapting to an ever-evolving market environment. Within the convertible securities asset class universe, we focus on securities known as balanced convertibles. Balanced convertibles exhibit both fixed income and equity features and generally produce higher risk-adjusted returns. Over the long term, we believe that this strategy has the potential to outperform strategies that focus purely on high fixed-income or equity sensitivity.

How did the fund perform during the last 12 months?

For the 12-month period ended March 31, 2006, the Columbia Convertible Securities Fund's class A shares generated a total return of 10.54% without sales charge. Its benchmark, the Merrill Lynch All Convertibles All Qualities Index, returned 11.60%.*** The fund's return was also lower than the 12.38% average return of its peer group, the Morningstar Convertibles Category.

What economic and market factors most influenced performance?

A positive economic environment and rising corporate profits helped boost the equity market to a solid return for the period, and convertibles were also the beneficiaries of these positive trends. Despite rising energy prices, higher short-term interest rates and the after-effects of two devastating hurricanes, American consumers continued to buoy the economy and business spending kicked in to support new job growth. Investors seemed to shake off concerns about a sagging housing market and a growing burden of personal debt and bid stock prices higher, especially in the second half of the period.

In the convertibles market, new provisions also helped reduce some market-specific risk factors by ensuring that convertibles are treated fairly when a company increases its dividend payment or experiences a sharp rise in its common stock price because it is a takeover target. A tax loophole sometimes used by companies that issued convertibles was also closed.

*The outlook for this fund may differ from that presented for other Columbia Funds mutual funds and portfolios.

**For standardized performance, please refer to the Performance Table. The performance shown does not reflect the maximum front-end sales charge of 5.75%, which may apply to purchases of class A shares. The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment advisor and/or other service providers, which have the effect of increasing total return. Had all sales charges, fees and expenses been included, the total returns would have been lower.

***The Merrill Lynch All Convertibles All Qualities Index measures the performance of US dollar-denominated convertible securities of issuers not currently in bankruptcy. Securities in the index have a total market value greater than $50 million at issuance. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

©2006 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

Columbia Convertible Securities Fund

Portfolio Managers' commentary (continued)

What investment decisions proved favorable to fund performance?****

The energy sector continued to lead the convertible market, and an overweight position in the sector aided the fund's return. Large holdings in the sector included Schlumberger Ltd. and Halliburton Co. convertible bonds, which were the beneficiaries of rising commodity prices. In the consumer discretionary sector, an overweight in the gaming industry as well as holdings such as the Lamar Advertising Co. convertible bond contributed positively to performance. In the industrials sector, an overweight in defense companies and industrial manufacturing names also proved beneficial. In the health care sector, the fund gained significantly from its exposure to biotechnology, which was a strong performer for the period. In technology, the fund's investment in companies that offer unique products with significant growth and pricing power worked to its advantage. In the materials sector, we took profits in Freeport-McMoRan Copper & Gold, Inc., a long standing position in the fund.

What investment decisions proved unfavorable to fund performance?

The fund gave up some performance because of its lack of exposure to lower quality names in the consumer discretionary and technology sectors, especially in the first quarter of 2006. We avoided both Ford and General Motors, which attracted yield-thirsty investors who were willing to shoulder the higher risk associated with these names. However, these holdings are not consistent with our strategy and we continue to avoid them. In the technology sector, a few credit sensitive names generated returns in excess of 60% and 80% for the first quarter, and our underweight in these low quality names also had a negative impact on performance.

How have you positioned the fund to reflect your outlook for the period ahead?

Looking forward, we believe that macro-economic factors are likely to influence the convertible market. However, we expect them to be more favorable in 2006 than they were in 2005. We anticipate a less hostile interest-rate environment. And if volatility edges up, convertible valuations are likely to improve. While we believe the US economy will remain solid, we think it may have hit a high watermark. Most notably, the housing market is showing visible signs of fatigue, with the new home sales-to-inventory ratio now declining sharply and builder sentiment waning. We believe a volatile and upward-trending market could provide a favorable backdrop for convertibles. Hence, we plan to continue to favor balanced positions over credit-sensitive, higher risk names in the fund.

Yanfang (Emma) Yan has co-managed the fund since July 31, 2001. Ms. Yan is affiliated with Columbia Management Advisors, LLC, investment advisor to the fund. Columbia Management Advisors, LLC, is part of Columbia Management, the primary investment management division of Bank of America Corporation.

Richard Dahlberg has co-managed Columbia Convertible Securities Fund since February 4, 2005. Mr. Dahlberg is affiliated with Columbia Management Advisors, LLC, investment advisor to the fund. Columbia Management Advisors, LLC, is part of Columbia Management, the primary investment management division of Bank of America Corporation.

****Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

Source for all statistical data — Columbia Management Advisors, LLC.

Columbia Convertible Securities Fund

Portfolio Managers' commentary (continued)

Edward Paik has co-managed the fund since February 4, 2005. Mr. Paik is affiliated with Columbia Management Advisors, LLC, investment advisor to the fund. Columbia Management Advisors, LLC, is part of Columbia Management, the primary investment management division of Bank of America Corporation.

Yan Jin has co-managed the fund since March 31, 2006. Mr. Jin is affiliated with Columbia Management Advisors, LLC, investment advisor to the fund. Columbia Management Advisors, LLC, is part of Columbia Management, the primary investment management division of Bank of America Corporation.

Most convertible securities are below investment grade and tend to be more speculative than higher-rated securities.

Columbia Convertible Securities Fund

Shareholder expense example

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

•  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

•  For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number is in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

10/01/05-03/31/06

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical
Class A	1,000.00	1,000.00	1,032.81	1,019.45	5.57	5.54	1.10
Class B	1,000.00	1,000.00	1,028.72	1,015.71	9.36	9.30	1.85
Class C	1,000.00	1,000.00	1,028.72	1,015.71	9.36	9.30	1.85
Class Z	1,000.00	1,000.00	1,034.01	1,020.69	4.31	4.28	0.85

Expenses paid during the period are equal to the fund's respective class annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transaction costs, such as sales charges or redemption or exchange fees.

Columbia Convertible Securities Fund

Portfolio breakdown (as a % of net assets as of 03/31/06)

Portfolio holdings were current
as of March 31, 2006, are
subject to change and may not be representative of current holdings.

Top 10 holdings
1	Amazon.com, Inc. 4.75% 02/01/09	1.6%
2	Nextel Communications, Inc. 5.25% 01/15/10	1.5%
3	Sepracor, Inc. 5.00% 02/15/07	1.5%
4	Hilton Hotels Corp. 3.38% 04/15/23	1.4%
5	Schlumberger Ltd. 2.13% 06/01/23	1.4%
6	Teva Pharmaceutical Finance Co. BV 1.75% 02/01/26	1.3%
7	Lamar Advertising Co. 2.88% 12/31/10	1.3%
8	Fisher Scientific International, Inc. 3.25% 03/01/24	1.3%
9	Citigroup Regency Centers 2.000%	1.3%
10	Advanced Medical Optics, Inc. 2.50% 07/15/24	1.2%

The top 10 holdings are presented to illustrate examples of the industries and securities in which the fund invests.

Columbia Convertible Securities Fund

Performance

Growth of a $10,000 investment

Average annual total return

Class A shares

10-year	NAV**	MOP*
(04/01/96 through 03/31/06)	10.24%	9.59%

The chart to the left shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia Convertible Securities Fund over the last 10 years. The Merrill Lynch All Convertibles All Qualities Index is an unmanaged index which measures the performance of US dollar-denominated convertible securities of issuers not currently in bankruptcy with a total market value greater than $50 million at issuance. The index is unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing. The performance of Class B, Class C and Class Z shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

  Columbia Convertible Securities Fund - A without sales charge

  Columbia Convertible Securities Fund - A with sales charge

  Merrill Lynch All Convertibles All Qualities Index

Total return (as of 03/31/06)

	A		B++		C		Z+^
	NAV**	MOP*	NAV**	CDSC***	NAV**	CDSC***
Inception date	09/25/87		07/15/98		10/21/96		05/21/99
1 year performance	10.54%	4.18%	9.72%	4.72%	9.68%	8.68%	10.81%
Average annual returns
5 years	6.42%	5.16%	5.61%	5.29%	5.60%	5.60%	6.66%
10 years/Life	10.24%	9.59%	9.62%	9.62%	9.07%	9.07%	10.54%

Performance presented here represents past performance, which cannot guarantee future results. The investment return and principal value of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted here. Performance data for the most recent month end may be obtained at www.columbiafunds.com. The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment advisor and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Had sales charges, if any, been reflected, returns would have been lower. Class A shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge. Returns for Class B shares reflect a CDSC of 5.00% in the first year after purchase that declines to 1.00% in the sixth year and is eliminated thereafter. Returns for Class C shares reflect a CDSC of 1.00% in the first year after purchase.

+Class Z shares commenced operations on May 21, 1999 and have no performance prior to that date. Performance prior to May 21, 1999 is that of Class A shares at NAV, which reflect 12b-1 fees of 0.25%. These 12b-1 fees are not applicable to Class Z shares. Inception date for Class A shares is September 25, 1987.

++Class B shares commenced operations on July 15, 1998 and have no performance prior to that date. Performance prior to July 15, 1998 is that of Class A shares at NAV, which reflect 12b-1 fees of 0.25%. If Class B shares 12b-1 fees had been reflected, total returns would have been lower.

^Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class Z shares have limited eligibility and the investment minimum requirement may vary. All results shown assume reinvestment of distributions. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Columbia Asset Allocation Fund II

(formerly Nations Asset Allocation Fund)

Portfolio Managers' commentary*

Investment Objective

The fund seeks to obtain long-term growth from capital appreciation plus dividend and interest income.

Performance Review

For the 12-month period ended March 31, 2006, Columbia Asset Allocation Fund II's class A shares provided shareholders with a total return of 8.17% without sales charge.**

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

In the following interview, the fund's managers shares their views on Columbia Asset Allocation Fund II's performance for the 12-month period ended March 31, 2006, and their outlook for the future.

Please describe the fund's investment style and philosophy.

The fund invests in a mix of equity and fixed-income securities that provide exposure primarily to the domestic capital markets. The fund seeks total return performance through a balance of long-term capital appreciation from equities and the stabilizing characteristics of fixed income investments.

The equity portfolio invests in large- and mid-capitalization stocks of generally well-known companies that are recognized leaders in their industry. Combining rigorous fundamental research and quantitative analysis, the team selects securities according to their competitive advantages, solid or improving financial health and attractive valuations. Risk controls are utilized for adequate diversification across market capitalization, economic sectors and growth/value styles. The Russell 1000 Index,*** the benchmark for the equity portion of the fund, reflects the core investment style of the equity portfolio. Although the investment universe consists of both growth and value companies, the quantitative methods driving the investment process may, at times, warrant tactical tilts away from the fund's benchmark.

How did the fund perform during the last 12 months?

For the 12-month period ended March 31, 2006, the Columbia Asset Allocation Fund II's class A shares returned 8.17% without sales charge. This compares with an 8.87% return for the Russell 1000 Index and Lehman Brothers U.S. Aggregate Index† in a 60/40 mix for the period. The Russell 1000 Index returned 13.20% and the Lehman Brothers US Aggregate Index returned 2.26% for the period. The average return of its peer group, the Lipper Balanced Funds Category, was 9.48%.

What economic and market factors most influenced performance?

A strong economic environment and rising corporate profits helped boost the stock market to a solid return for the period. Despite rising energy prices and higher short-term interest rates, American consumers continued to buoy the economy. Investors seemed to shake off concerns about a sagging housing market and a growing burden of personal debt and bid stock prices higher, especially at the end of the period.

The bond market found it harder to ignore the Federal Reserve Board's (the Fed) steady drumbeat of short-term interest rate increases. During the 12-month period, the Fed

*The outlook for this fund may differ from that presented for other Columbia Funds mutual funds and portfolios.

**For standardized performance, please refer to the Performance Table. The performance shown does not reflect the maximum front-end sales charge of 5.75%, which may apply to purchases of class A shares. The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment advisor and/or other service providers, which have the effect of increasing total return. Had all sales charges, fees and expenses been included, the total returns would have been lower.

***The Russell 1000 Index measures the performance of the 1,000 largest U.S. companies and represents approximately 90% of the U.S. equity market. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

†The Lehman Brothers US Aggregate Index is an index of US government agency and U.S. Treasury securities, corporate bonds, and agency- and mortgage-backed securities. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Columbia Asset Allocation Fund II

Portfolio Managers' commentary (continued)

raised the federal funds rate, a key measure of short-term interest rates, from 2.75% to 4.75% in eight quarter-point steps. The yield on shorter-term bonds rose more than the yield on longer bonds. Rising interest rates put pressure on the market value of the bonds in the portfolio, partially offsetting their coupon yield.

What investment decisions proved favorable to fund performance?††

Equities accounted for approximately 65% of the fund's assets at the end of the period, down from 67.8% at the beginning of the period. In an environment that was generally favorable for large-cap stocks, stock selection was the primary driver of the fund's equity returns. In the financials sector, strong growth in the alternative asset management business resulted in a profit surge for Goldman Sachs Group, Inc. and record profits propelled Lehman Brothers Holdings, Inc.. Both stocks recorded strong gains. In the health care sector, CIGNA Corp. and AmerisourceBergen Corp. rose. CIGNA's share repurchase program and solid cash position attracted investors. AmerisourceBergen shares rose on improved capital efficiency, expectations for a favorable impact from two small acquisitions and management's willingness to return more to shareholders. Because the fund had more exposure than the index to all four stocks, the fund's returns were amplified relative to the index.

Fixed-income securities accounted for approximately 35% of the fund's investments at the end of the period, up from 32.2% at the beginning of the period. The fund's sensitivity to interest-rate changes plus sector allocation aided performance. The fund's duration was slightly shorter than the duration of the benchmark for most of the year. Duration is a measure of interest rate sensitivity. A shorter duration helps cushion the fund against the impact of rising rates, which brings bond prices down. We also employed a barbell strategy for the portfolio, focusing on short- and long-term securities and avoiding intermediate-term securities, which were the worst performers. In addition, the fund was overweight in asset-backed securities, which added value. An overweight in commercial mortgage-backed securities (CMBS) aided performance in the last three months of the period. Both groups were strong performers.

What investment decisions proved unfavorable to fund performance?

Within the equity portion of the fund, Cendant Corp., in the industrials sector, was the single worst performer. The company fumbled in integrating an acquisition. And, weak travel-related consumer spending and overly optimistic profit expectations culminated in an exodus from the stock, which was overweighted in the portfolio. In the energy sector, the fund did not get the full benefit of strong gains from Schlumberger Ltd., which was underweighted relative to the index. Powerful energy pricing and solid demand drove the company's share price higher. Finally, in the technology sector, Intel Corp. and Dell Inc. posted returns of negative 15% and negative 22%, respectively. Competitive pricing pressure weighed on Intel Corp. as it fell short of profit expectations. Dell suffered as PC demand was disappointing. Both stocks were overweighted relative to the index, thus amplifying their disappointing results for the fund.

Within the fixed-income portion of the portfolio, we extended the fund's duration to bring it in line with the duration of the benchmark late in the period. In retrospect, we were a little early in making that adjustment. Interest rates continued to rise through the end of the period and we gave up some performance with our move.

††Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

Source for all statistical data — Columbia Management Advisors, LLC.

Columbia Asset Allocation Fund II

Portfolio Managers' commentary (continued)

How have you positioned the fund to reflect your outlook for the period ahead?

The fund's equity holdings are the result of stock selection based on a rigorous research discipline and as such do not reflect the equity management team's assessment of overall economic or market potential. At the end of the period, the five largest equity positions in the fund were Exxon Mobil Corp., General Electric Co., Citigroup, Inc., Intel Corp. and Microsoft Corp.

In fixed income, the fund has slightly more exposure to investment-grade corporate bonds, which we believe have the potential to outperform Treasuries of comparable duration. The fund is also overweight relative to the index in asset-backed securities and commercial mortgage-backed securities. The fund is underweight in 30-year MBS (Mortgage-backed securities) pass-through securities, which we believe could suffer if interest rates continue to rise.

Vikram Kuriyan has co-managed the equity portion of Columbia Asset Allocation Fund II since February 2005. He is affiliated with Columbia Management Advisors, LLC, investment advisor to the fund. Columbia Management Advisors, LLC, is part of Columbia Management, the primary investment management division of Bank of America Corporation.

Leonard Aplet has co-managed the fixed-income and money market portions of the fund since February 2005. He is affiliated with Columbia Management Advisors, LLC, investment advisor to the fund. Columbia Management Advisors, LLC, is part of Columbia Management, the primary investment management division of Bank of America Corporation.

Richard Cutts has co-managed the fixed-income and money market portions of the fund since February 2005. He is affiliated with Columbia Management Advisors, LLC, investment advisor to the fund. Columbia Management Advisors, LLC, is part of Columbia Management, the primary investment management division of Bank of America Corporation.

Stocks of mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

Investing in high-yield securities (commonly known as "junk" bonds) offers the potential for high current income and attractive total return, but involves certain risks. Changes in economic conditions or other circumstances may adversely affect a junk bond issuer's ability to make principal and interest payments. Rising interest rates tend to lower the value of all bonds.

Columbia Asset Allocation Fund II

Shareholder expense example

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

•  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

•  For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number is in the column labeled "actual". Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

10/01/05-03/31/06

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical
Class A	1,000.00	1,000.00	1,038.39	1,019.90	5.13	5.09	1.01
Class B	1,000.00	1,000.00	1,034.41	1,016.16	8.93	8.85	1.76
Class C	1,000.00	1,000.00	1,034.41	1,016.16	8.93	8.85	1.76
Class Z	1,000.00	1,000.00	1,038.79	1,021.14	3.86	3.83	0.76

Expenses paid during the period are equal to the fund's respective class annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the transfer agent not waived a portion of the expenses, total return would have been reduced.

Columbia Asset Allocation Fund II

Shareholder expense example (continued)

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transaction costs, such as sales charges or redemption or exchange fees.

Columbia Asset Allocation Fund II

Portfolio breakdown (as a % of net assets as of 03/31/06)

Portfolio holdings were current
as of March 31, 2006, are
subject to change and may not be representative of current holdings.

Top 10 holdings
1	U.S. Treasury Bond 6.25% 8/15/23	3.2%
2	Federal National Mortgage Association 5.00% 10/01/20	2.7%
3	Exxon Mobil Corp.	2.0%
4	Federal Home Loan Mortgage Corp. 5.00% 07/01/20	1.9%
5	General Electric Co.	1.5%
6	Citigroup, Inc.	1.3%
7	Intel Corp.	1.3%
8	Microsoft Corp.	1.2%
9	Cisco Systems, Inc.	1.2%
10	Pfizer, Inc.	1.1%

The top 10 holdings are presented to illustrate examples of the industries and securities in which the fund invests.

Columbia Asset Allocation Fund II

Performance

Growth of a $10,000 investment

Average annual total return

Class A shares

10-year	NAV**	MOP*
(04/01/96 through 03/31/06)	7.23%	6.60%

The chart to the left shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia Asset Allocation Fund II over the last 10 years. The Lehman Brothers U.S. Aggregate Index is an unmanaged index of US Treasury securities, US government agency securities, corporate bonds and agency-and mortgage-backed securities. The Russell 1000 Index, an unmanaged index, measures the performance of the 1,000 largest US companies and represents approximately 90% of the US equity market. Typically, the stock/bond ratio ranges around 60%/40%. The indices are unavailable for investment and do not reflect fees, brokerage commissions or other expenses of investing. The performance of Class B, Class C and Class Z shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

  Columbia Asset Allocation Fund II - A without sales charge

  Columbia Asset Allocation Fund II - A with sales charge

  Russell 1000 Index

  Lehman Brothers U.S. Aggregate Index

Total return (as of 03/31/06)

	A		B++		C		Z+^
	NAV**	MOP*	NAV**	CDSC***	NAV**	CDSC***
Inception date	01/18/94		07/15/98		11/11/96		05/21/99
1 year performance	8.17%	1.95%	7.38%	2.38%	7.39%	6.39%	8.35%
Average annual returns
5 years	3.48%	2.26%	2.67%	2.31%	2.67%	2.67%	3.70%
10 years	7.23%	6.60%	6.61%	6.61%	—	—	7.52%

Performance presented here represents past performance, which cannot guarantee future results. The investment return and principal value of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted here. Performance data for the most recent month end may be obtained at www.columbiafunds.com. The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment advisor and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Had sales charges, if any, been reflected, returns would have been lower. Class A shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge. Returns for Class B shares reflect a CDSC of 5.00% in the first year after purchase that declines to 1.00% in the sixth year and is eliminated thereafter. Returns for Class C shares reflect a CDSC of 1.00% in the first year after purchase.

+Class Z shares commenced operations on May 21, 1999 and have no performance prior to that date. Performance prior to May 21, 1999 is that of Class A shares at NAV, which reflect 12b-1 fees of 0.25%. These 12b-1 fees are not applicable to Class Z shares. Inception date for Class A shares is January 18, 1994.

++Class B shares commenced operations on July 15, 1998 and have no performance prior to that date. Performance prior to July 15, 1998 is that of Class A shares at NAV, which reflect 12b-1 fees of 0.25%. If Class B shares 12b-1 fees had been reflected, total returns would have been lower. Inception date for Class A shares is January 18, 1994.

^Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class Z shares have limited eligibility and the investment minimum requirement may vary. All results shown assume reinvestment of distributions. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Columbia Large Cap Value Fund

(formerly Nations Value Fund)

Portfolio Managers' commentary*

Investment Objective

The fund seeks growth of capital by investing in companies that are believed to be undervalued.

Performance Review

For the 12-month period ended March 31, 2006, Columbia Large Cap Value Fund's class A shares provided shareholders with a total return of 14.15% without sales charge.**

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

In the following interview, the fund's portfolio managers share their views on Columbia Value Fund's performance for the 12-month period ended March 31, 2006, and their outlook for the future.

Please describe the fund's investment style and philosophy.

We focus on stocks that have attractive valuations based upon measures such as price-to-earnings and price-to-cash flow ratios, and seek to achieve moderately lower volatility when compared with the broad market. It is our belief that undervalued and misunderstood stocks may deliver superior risk-adjusted performance over time. Further, we believe that companies can go through periods when their business prospects temporarily deteriorate, resulting in stock prices that are below what we perceive to be their fair values. We also think that a disciplined investment process, combining a valuation screen, fundamental research and a comprehensive risk-management strategy, is the best way to identify investment opportunities.

How did the fund perform during the past 12 months?

For the 12 month period ended March 31, 2006, the Columbia Large Cap Value Fund's class A shares returned 14.15% without sales charge, compared with a return of 13.31% for the Russell 1000 Value Index***, its benchmark. The Morningstar Large Value Funds Category returned 11.80% over that same time period.

Strong stock selection accompanied by good sector allocation, drove performance versus the benchmark. Our disciplined investment process, which focuses on stock selection and incorporates risk management efforts, worked well throughout the year. It allowed us to capture value-based opportunities while avoiding potential pitfalls.

What economic and market factors influenced performance?

Over the past 12 months, rising interest rates and energy prices tempered economic growth and kept a lid on stock prices relative to earnings in certain areas of the market. Nevertheless, corporate profits continued to rise and cash-heavy corporate balance sheets plus a resurgence in merger and acquisitions activity, led to increased capital markets activity. In this environment, the fund's emphasis on higher quality stocks with earnings growth momentum was rewarded.

What investment decisions proved favorable to fund performance?****

Good stock selection drove the fund's favorable returns for the period. Our bottom up approach led us to strong performers in the capital markets industry, including

*The outlook for this fund may differ from that presented for other Columbia Funds mutual funds and portfolios.

**For standardized performance, please refer to the Performance Table. The performance shown does not reflect the maximum front-end sales charge of 5.75%, which may apply to purchases of class A shares. The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment advisor and/or other service providers, which have the effect of increasing total return. Had all sales charges, fees and expenses been included, the total returns would have been lower.

***The Russell 1000 Value Index measures the performance of those securities in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth rates. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

©2006 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

****Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

Source for all statistical data — Columbia Management Advisors, LLC.

Columbia Large Cap Value Fund

Portfolio Managers' commentary (continued)

Merrill Lynch & Co., Inc. and Goldman Sachs Group, Inc.. Profits increased for both companies as a result of heightened investment banking activity. In addition, companies that capitalize on global infrastructure development aided performance, as growth-driven demand fueled increased capital spending.

Stock selection in the energy sector also aided return. We shifted away from oil and gas companies towards oil service companies, such as Halliburton Co. and Schlumberger Ltd., which were strong performers.

The fund also did well to underweight consumer-oriented stocks. As investors worried about the impact of a weakening housing market and rising energy costs, consumer stocks underperformed.

What investment decisions proved unfavorable to fund performance?

The fund's information technology holdings lagged the market as IBM and Dell underperformed on disappointing results. Early in the period, IBM reported disappointing service revenue, late products in storage and weakness in four countries that make up nearly 25% of revenues. Dell tumbled when it missed analysts' second quarter 2005 estimates. Later in the year, the stock took another hit when announcing results for third quarter revenues. The Dell position was exited prior to the end of the period.

How have you positioned the fund to reflect your outlook for the period ahead?

The portfolio is well positioned to benefit from continued economic growth as well as moderately rising interest rates. With no particular sector judged to be excessively undervalued, we have focused on the most attractively-valued companies within a broad range of economic sectors.

Lori Ensinger has co-managed Columbia Large Cap Value Fund since August 2001. Ms. Ensinger is affiliated with Columbia Management, LLC, investment advisor to the fund. Columbia Management, LLC is part of Columbia Management, the primary investment management division of Bank of America Corporation.

Diane Sobin has co-managed the fund since August 2001. Ms. Sobin is affiliated with Columbia Management, LLC, investment advisor to the fund. Columbia Management, LLC is part of Columbia Management, the primary investment management division of Bank of America Corporation.

David Hoffman has co-managed the fund since June 2004. Mr. Hoffman is affiliated with Columbia Management, LLC, investment advisor to the fund. Columbia Management, LLC is part of Columbia Management, the primary investment management division of Bank of America Corporation.

Noah Petrucci has co-managed the fund since February 2002. Mr. Petrucci is affiliated with Columbia Management, LLC, investment advisor to the fund. Columbia Management, LLC is part of Columbia Management, the primary investment management division of Bank of America Corporation.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments. Value stocks are securities of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor. If the managers' assessment of a company's prospects is wrong, the price of its stock may not approach the value the managers have placed on it.

International investing may involve certain risks, including foreign taxation, currency fluctuations, risks associated with possible differences in financial standards and other monetary and political risks.

Columbia Large Cap Value Fund

Shareholder expense example

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

•  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

•  For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number is in the column labeled "actual". Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

10/01/05-03/31/06

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical
Class A	1,000.00	1,000.00	1,084.02	1,020.34	4.78	4.63	0.92
Class B	1,000.00	1,000.00	1,080.08	1,016.60	8.66	8.40	1.67
Class C	1,000.00	1,000.00	1,079.28	1,016.60	8.66	8.40	1.67
Class R	1,000.00	1,000.00	1,040.50	1,007.41	2.36	2.32	1.19
Class Z	1,000.00	1,000.00	1,085.22	1,021.59	3.48	3.38	0.67

Expenses paid during the period are equal to the fund's respective class annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or transfer agent not waived or reimbursed a portion of the expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transaction costs, such as sales charges or redemption or exchange fees.

Columbia Large Cap Value Fund

Portfolio breakdown (as a % of net assets as of 03/31/06)

Portfolio holdings were current
as of March 31, 2006, are
subject to change and may not be representative of current holdings.

Top 10 holdings
1	Citigroup, Inc.	3.8%
2	Wachovia Corp.	2.6%
3	Pfizer, Inc.	2.6%
4	Merrill Lynch & Co., Inc.	2.5%
5	U.S. Bancorp	2.3%
6	Exxon Mobil Corp.	2.3%
7	Wells Fargo & Co.	2.3%
8	Occidental Petroleum Corp.	2.1%
9	Altria Group, Inc.	2.0%
10	Hewlett-Packard Co.	1.9%

The top 10 holdings are presented to illustrate examples of the industries and securities in which the fund invests.

Columbia Large Cap Value Fund

Performance

Growth of a $10,000 investment

Average annual total return

Class A shares

10-year	NAV**	MOP*
(04/01/96 through 03/31/06)	8.63%	7.99%

The chart to the left shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia Large Cap Value Fund over the last 10 years. The Russell 1000 Value Index is an unmanaged index which measures the performance of those securities in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth rates. The index is unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing. The performance of Class B, Class C, Class R and Class Z shares may vary based on the difference in sales loads and fees paid by the shareholders investing in each class.

The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

  Columbia Large Cap Value Fund - A without sales charge

  Columbia Large Cap Value Fund - A with sales charge

  Russell 1000 Value Index

Total return (as of 03/31/06)

	A		B		C		R+^	Z^
	NAV **	MOP *	NAV **	CDSC ***	NAV **	CDSC ***
Inception date	12/06/89		06/07/93		06/17/92		01/23/06	09/19/89
1 year performance	14.15%	7.58%	13.22%	8.22%	13.22%	12.22%	14.01%	14.33%
Average annual returns
5 years	6.81%	5.54%	5.99%	5.67%	5.98%	5.98%	6.78%	7.05%
10 years	8.63%	7.99%	7.83%	7.83%	7.91%	7.91%	8.62%	8.89%

Performance presented here represents past performance, which cannot guarantee future results. The investment return and principal value of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted here. Performance data for the most recent month end may be obtained at www.columbiafunds.com. The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment advisor and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Had sales charges, if any, been reflected, returns would have been lower. Class A shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge. Returns for Class B shares reflect a CDSC of 5.00% in the first year after purchase that declines to 1.00% in the sixth year and is eliminated thereafter. Returns for Class C shares reflect a CDSC of 1.00% in the first year after purchase.

+The return for Class R include the returns of Class A prior to 01/23/06, the date on which Class R was initially offered by they fund.

^Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class R shares are sold at net asset value. Class R and Class Z shares have limited eligibility and the investment minimum requirement may vary. All results shown assume reinvestment of distributions. Please see the portfolio's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Columbia Mid Cap Value Fund

(formerly Nations MidCap Value Fund)

Portfolio Managers' commentary*

Investment Objective

The fund seeks long-term growth of capital with income as a secondary consideration.

Performance Review

For the 12-month period ended March 31, 2006, Columbia Mid Cap Value Fund's class A shares provided shareholders with a total return of 20.24% without sales charge.**

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

In the following interview, the fund's portfolio managers share their views on Columbia Mid Cap Value Fund's performance for the 12-month period ended March 31, 2006, and their outlook for the future.

Please describe the fund's investment style and philosophy.

We focus on stocks that have attractive valuations based upon measures such as price-to-earnings and price-to-cash flow ratios, and seek to achieve moderately lower volatility when compared with the broad market. It is our belief that undervalued and misunderstood stocks can deliver superior risk-adjusted performance over time. Further, we believe companies can go through periods when their business prospects deteriorate, resulting in stock prices that are below what we perceive to be their fair values. We also think that a disciplined investment process, combining a valuation screen, fundamental research and a comprehensive risk-management strategy, is the best way to identify investment opportunities.

How did the fund perform over the past 12 months?

For the 12-month period ended March 31, 2006, the Columbia Mid Cap Value Fund's class A shares returned 20.24% without sales charge, compared with a return of 20.30% for the Russell MidCap Value Index***, its benchmark. The Morningstar Mid-Cap Value Funds Category returned 15.87% over that same time period. The fund performed in line with its benchmark and we believe that strong sector positioning accompanied by good stock selection, drove performance versus the peer group. Energy and financial stocks contributed the most to the fund's return. An underweight in financials also worked in the fund's favor.

What economic and market factors influenced performance?

Over the past twelve months, rising interest rates and energy prices tempered economic growth and kept a lid on stock prices relative to earnings in certain areas of the market. Nevertheless, corporate profits continued to rise and cash-heavy corporate balance sheets plus a resurgence in merger and acquisitions activity led to increased capital markets activity. In this environment, the fund's emphasis on higher quality stocks with earnings growth momentum was rewarded.

*The outlook for this fund may differ from that presented for other Columbia Funds mutual funds and portfolios.

**For standardized performance, please refer to the Performance Table. The performance shown does not reflect the maximum front-end sales charge of 5.75%, which may apply to purchases of class A shares. The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment advisor and/or other service providers, which have the effect of increasing total return. Had all sales charges, fees and expenses been included, the total returns would have been lower.

***The Russell MidCap Value Index measures the performance of those securities in the Russell MidCap Index with lower price-to-book ratios and lower forecasted growth rates. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

©2006 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

Source for all statistical data — Columbia Management Advisors, LLC.

Columbia Mid Cap Value Fund

Portfolio Managers' commentary (continued)

What investment decisions proved favorable to fund performance?****

The fund's sector allocation was a key driver of fund performance. The fund's exposure to oil service companies within the energy sector provided a strong tailwind to returns, as they were the sector's strongest performers. Companies that provide equipment and components used in oil and gas drilling and production, such as National Oilwell Varco, Inc., continued to reap the benefits from strength in demand and long-term supply issues related to the oil industry.

The fund had less exposure to consumer, utility and financial stocks, which benefited performance during the period. Consumer stocks were weak as the economy continued to show the effects of a weakening housing market and rising energy costs. Financial stocks underperformed, however stock selection within selected industries led to strong returns for the portfolio. Real estate investment trusts (REITs) were strong performers, including Boston Properties, Inc. and Archstone-Smith Trust. Merger and acquisition activity picked up steam and led to solid gains for Bear Stearns Co, Inc., Legg Mason, Inc. and Lehman Brothers Holdings, Inc.. We took profits in Legg Mason and sold the stock before the end of the period.

What investment decisions proved unfavorable to fund performance?

Company specific disappointments cut across sector lines. For example, discount retailer Dollar General Corp. was the victim of higher energy prices and its effect on its target customers, and we sold the stock at a loss. Additionally, UST struggled early in the period, following the release of poor earnings results for first quarter 2005, and continued to lose ground as challenges to their smokeless tobacco segment mounted. We eliminated the stock from the portfolio.

How have you positioned the fund to reflect your outlook for the period ahead?

We believe the portfolio is well positioned to benefit from continued economic growth as well as moderately rising interest rates. With no particular sector judged to be excessively undervalued, we have focused on the most attractively-valued companies within a broad range of economic sectors.

Diane Sobin has co-managed Columbia Mid Cap Value Fund since November 2001. Ms. Sobin is affiliated with Columbia Management, LLC, investment advisor to the fund. Columbia Management, LLC is part of Columbia Management, the primary investment management division of Bank of America Corporation.

Lori Ensinger has co-managed the fund since November 2001. Ms. Ensinger is affiliated with Columbia Management, LLC, investment advisor to the fund. Columbia Management, LLC is part of Columbia Management, the primary investment management division of Bank of America Corporation.

****Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

Columbia Mid Cap Value Fund

Portfolio Managers' commentary (continued)

Noah Petrucci has co-managed the fund since February 2002. Mr. Petrucci is affiliated with Columbia Management, LLC, investment advisor to the fund. Columbia Management, LLC is part of Columbia Management, the primary investment management division of Bank of America Corporation.

David Hoffman has co-managed the fund since April 2004. Mr. Hoffman is affiliated with Columbia Management, LLC, investment advisor to the fund. Columbia Management, LLC is part of Columbia Management, the primary investment management division of Bank of America Corporation.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Investing in mid-cap stocks may present special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

International investing may involve certain risks, including foreign taxation, currency fluctuations, risks associated with possible differences in financial standards and other monetary and political risks.

Columbia Mid Cap Value Fund

Shareholder expense example

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

•  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

•  For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number is in the column labeled "actual". Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

10/01/05-03/31/06

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical
Class A	1,000.00	1,000.00	1,106.11	1,019.60	5.62	5.39	1.07
Class B	1,000.00	1,000.00	1,101.52	1,015.86	9.54	9.15	1.82
Class C	1,000.00	1,000.00	1,101.22	1,015.86	9.53	9.15	1.82
Class R	1,000.00	1,000.00	1,063.61	1,017.75	2.89	7.24	1.44
Class Z	1,000.00	1,000.00	1,106.51	1,020.79	4.36	4.18	0.83

Expenses paid during the period are equal to the fund's respective class annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transaction costs, such as sales charges or redemption or exchange fees.

Columbia Mid Cap Value Fund

Portfolio breakdown (as a % of net assets as of 03/31/06)

Portfolio holdings were current as of March 31, 2006, are subject to change and may not be representative of current holdings.

Top 10 holdings
1	PG&E Corp.	1.9%
2	Marshall & Ilsley Corp.	1.4%
3	CIGNA Corp.	1.3%
4	Williams Companies, Inc.	1.3%
5	Entergy Corp.	1.2%
6	TJX Companies, Inc.	1.2%
7	Bear Stearns Companies, Inc.	1.2%
8	SUPERVALU, Inc.	1.1%
9	Starwood Hotels and Resorts Worldwide, Inc.	1.1%
10	PPL Corp.	1.1%

The top 10 holdings are presented to illustrate examples of the industries and securities in which the fund invests.

Columbia Mid Cap Value Fund

Performance

Growth of a $10,000 investment

Average annual total return

Class A shares

Since inception	NAV**	MOP*
(11/20/01 through 03/31/06)	15.52%	13.96%

The chart to the left shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia Mid Cap Value Fund from the inception of the share class. The Russell MidCap Value Index is an unmanaged index which measures the performance of those securities in the Russell MidCap Index with lower price-to-book ratios and lower forecasted growth rates. The index is unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing. The performance of Class B, Class C, Class R and Class Z shares may vary based on the difference in sales loads and fees paid by the shareholders investing in each class.

The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

  Columbia Mid Cap Value Fund - A without sales charge

  Columbia Mid Cap Value Fund - A with sales charge

  Russell MidCap Value Index

Total return (as of 03/31/06)

	A		B		C		R+^	Z^
	NAV**	MOP*	NAV**	CDSC***	NAV**	CDSC***
Inception date	11/20/01		11/20/01		11/20/01		01/23/06	11/20/01
1 year performance	20.24%	13.29%	19.32%	14.32%	19.25%	18.25%	20.16%	20.49%
Average annual returns
Since Inception	15.52%	13.96%	14.65%	14.36%	14.65%	14.65%	15.50%	15.79%

Performance presented here represents past performance, which cannot guarantee future results. The investment return and principal value of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted here. Performance data for the most recent month end may be obtained at www.columbiafunds.com. The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment advisor and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Had sales charges, if any, been reflected, returns would have been lower. Class A shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge. Returns for Class B shares reflect a CDSC of 5.00% in the first year after purchase that declines to 1.00% in the sixth year and is eliminated thereafter. Returns for Class C shares reflect a CDSC of 1.00% in the first year after purchase.

+The returns for Class R include the returns of Class A prior to 01/23/06, the date on which Class R was initially offered by the fund.

^Class Z shares are sold at net asset value with no Rule 12b-1 fees.  Class R shares are sold at net asset value.  Class R and Class Z shares have limited eligibility and the investment minimum requirement may vary.  All results shown assume reinvestment of distributions.  Please see the fund's prospectus for details.  Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Columbia Small Cap Value Fund II

(formerly Nations SmallCap Value Fund)

Portfolio Managers' Commentary*

Investment Objective

The fund seeks long-term growth of capital by investing in companies believed to be undervalued.

Performance Review

For the 12-month period ended March 31, 2006, Columbia Small Cap Value Fund II's class A shares provided shareholders with a total return of 26.14% without sales charge.**

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

In the following interview, the fund's managers share their views on Columbia Small Cap Value Fund II's performance for the 12-month period ended March 31, 2006, and their outlook for the future.

Please describe the fund's investment style and philosophy.

We focus on stocks that we believe have attractive valuations based upon measures such as price-to-earnings and price-to-cash flow ratios. It is our belief that undervalued and misunderstood stocks can deliver strong risk-adjusted performance over time. We also think that a disciplined investment process that combines a valuation screen, fundamental research and a comprehensive risk management strategy is the best way to identify potential investment opportunities.

How did the fund perform during the past 12 months?

For the 12-month period ended March 31, 2006, the Columbia Small Cap Value Fund II's class A shares returned 26.14% without sales charge, compared with a return of 23.77% for its benchmark, the Russell 2000 Value Index.*** The Morningstar Small Value Category returned 19.96% over that same time period.

What economic and market factors influenced performance?

A positive economic environment and rising corporate profits helped boost the stock market to a solid return for the period. Despite rising energy prices, higher short-term interest rates and the after-effects of two devastating hurricanes, American consumers continued to buoy the economy and business spending kicked in to support new job growth. Investors seemed to shake off concerns about a sagging housing market and a growing burden of personal debt and bid stock prices higher, especially in the second half of the period. In this environment, energy, technology and telecommunications companies did well as did equipment producers, suppliers and lessors.

What investment decisions proved favorable to fund performance?****

Holdings in the industrials, financials, and information technology sectors were the strongest contributors to performance during the reporting period. In the industrials

*The outlook for this fund may differ from that presented for other Columbia Funds mutual funds and portfolios.

**For standardized performance, please refer to the Performance Table. The performance shown does not reflect the maximum front-end sales charge of 5.75%, which may apply to purchases of class A shares. The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment advisor and/or other service providers, which have the effect of increasing total return. Had all sales charges, fees and expenses been included, the total returns would have been lower.

***The Russell 2000 Value Index measures the performance of those securities in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth rates. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

****Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

©2006 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

Source for all statistical data — Columbia Management Advisors, LLC.

Columbia Small Cap Value Fund II

Portfolio Managers' commentary (continued)

sector, JLG Industries, Inc., which provides aerial and mobile lift equipment used in highway and other commercial construction projects, added notably to the fund's return as did Manitowoc Co., Inc., which provides similar cranes and lifts used in commercial construction. Both companies benefited from heightened construction activity, in general, and reconstruction efforts in the Gulf Coast states. The fund had more exposure to industrials than its benchmark, which also aided return.

Good stock selection in the financials sector also helped relative performance. Because we strive to seek out companies with strong earnings growth potential and good valuations, we were attracted to asset management and capital markets companies. In this regard, Affiliated Managers Group, Inc., a holding company of asset management firms, and American Capital Strategies benefited from a strong stock market and the heightened use of investment capital by middle market companies. Our stock selection process also steered us away from regional banks and REITs, where we had concerns about current valuations, especially in light of the pressure rising interest rates and competition are likely to place on their earnings.

Information technology stocks benefited the fund's return, and a concentration in services, communications and semiconductor equipment companies was rewarded. All of these positions notched strong returns during the period.

What investment decisions proved unfavorable to fund performance?

Detractors from performance were stock-specific and not concentrated in any one industry. For example, Finish Line, Inc. a mall-based retailer of high-profile, lifestyle active and footwear, declined on poor same store sales performance, fashion shifts and competitive pressures. We eliminated the stock from the portfolio during the period. The fund also lost ground on Oriental Financial Group, a Puerto Rican bank that suffered from managerial missteps. We exited the stock, but not without taking a hit to performance. Generally strong performance throughout the portfolio more than offset the fund's disappointments.

How have you positioned the fund to reflect your outlook for the period ahead?

In the current environment, we believe the case for smaller-cap equities remains strong. We believe that continued profit growth and an end to the Fed's cycle of short-term interest rate increases could provide a healthy tailwind for smaller companies. We also believe that small companies, which often satisfy the product and service demands of larger companies, could benefit if large- and mid-cap companies continue to bolster their balance sheets and expand. Small companies also have the potential to become attractive acquisition candidates for large companies, which could also work in their favor. Also, we plan to seek out undervalued companies that we believe could benefit from an increase in business spending on capital and technology equipment. As always, our goal is to identify companies that we believe are undervalued but also have the potential for solid long-term growth opportunities.

Columbia Small Cap Value Fund II

Portfolio Managers' commentary (continued)

Christian Stadlinger has managed Columbia Small Cap Value Fund II since May 2002. Mr. Stadlinger is affiliated with Columbia Management Advisors, LLC, investment advisor to the fund. Columbia Management Advisors, LLC, is part of Columbia Management, the primary investment management division of Bank of America Corporation.

Jarl Ginsberg has co-managed the fund since February 2003. Mr. Ginsberg is affiliated with Columbia Management Advisors, LLC, investment advisor to the fund. Columbia Management Advisors, LLC, is part of Columbia Management, the primary investment management division of Bank of America Corporation.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Investments in small-cap stocks may be subject to greater volatility and price fluctuations because they may be thinly traded and less liquid than investments in larger companies.

Columbia Small Cap Value Fund II

Shareholder expense example

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

•  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

•  For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number is in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

10/01/05-03/31/06

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical
Class A	1,000.00	1,000.00	1,158.22	1,019.05	6.35	5.94	1.18
Class B	1,000.00	1,000.00	1,153.68	1,015.31	10.36	9.70	1.93
Class C	1,000.00	1,000.00	1,153.78	1,015.31	10.36	9.70	1.93
Class R	1,000.00	1,000.00	1,091.31	1,018.15	3.93	9.71	1.36
Class Z	1,000.00	1,000.00	1,159.91	1,020.29	5.01	4.68	0.93

Expenses paid during the period are equal to the fund's respective class annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transaction costs, such as sales charges or redemption or exchange fees.

Columbia Small Cap Value Fund II

Portfolio breakdown (as a % of net assets as of 03/31/06)

Portfolio holdings were current as of March 31, 2006, are subject to change and may not be representative of current holdings.

Top 10 holdings
1	Affiliated Managers Group, Inc.	1.3%
2	CommScope, Inc.	1.2%
3	Steel Dynamics, Inc.	1.2%
4	Kennametal, Inc.	1.1%
5	First State Bancorporation	1.1%
6	Gardner Denver, Inc.	1.1%
7	Keystone Automotive Industries, Inc.	1.1%
8	Equity Inns, Inc.	1.1%
9	Lazard Ltd.	1.1%
10	Comfort Systems USA, Inc.	1.1%

The top 10 holdings are presented to illustrate examples of the industries and securities in which the fund invests.

Columbia Small Cap Value Fund II

Performance

Growth of a $10,000 investment

Average annual total return

Class A shares

Since inception	NAV**	MOP*
(05/01/02 through 03/31/06)	15.78%	14.04%

The chart to the left shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia Small Cap Value Fund II from the inception of the share class. The Russell 2000 Value Index is an unmanaged index which measures the performance of those securities in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth rates. The index is unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing. The performance of Class B, Class C, Class R and Class Z shares may vary based on the difference in sales loads and fees paid by the shareholders investing in each class.

The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

  Columbia SmallCap Value Fund II - A without sales charge

  Columbia Small Cap Value Fund II - A with sales charge

  Russell 2000 Value Index

Total Return (as of 03/31/06)

	A		B		C		R+^	Z^
	NAV**	MOP*	NAV**	CDSC***	NAV**	CDSC***
Inception date	05/01/02		05/01/02		05/01/02		01/23/06	05/01/02
1 year performance	26.14%	18.92%	25.12%	20.12%	25.14%	24.14%	26.05%	26.43%
Average annual returns
Since inception	15.78%	14.04%	14.91%	14.40%	14.90%	14.90%	15.76%	16.08%

Performance presented here represents past performance, which cannot guarantee future results. The investment return and principal value of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted here. Performance data for the most recent month end may be obtained at www.columbiafunds.com. The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment advisor and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Had sales charges, if any, been reflected, returns would have been lower. Class A shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge. Returns for Class B shares reflect a CDSC of 5.00% in the first year after purchase that declines to 1.00% in the sixth year and is eliminated thereafter. Returns for Class C shares reflect a CDSC of 1.00% in the first year after purchase.

+The return for Class R include the returns of Class A prior to 01/23/06, the date on which Class R was initially offered by the fund.

^Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class R shares are sold at net asset value. Class R and Class Z shares have limited eligibility and the investment minimum requirement may vary. All results shown assume reinvestment of distributions. Please see the portfolio's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Columbia Marsico Growth Fund

(formerly Nations Marsico Growth Fund)

Portfolio Manager's commentary*

Investment Objective

The fund seeks long-term growth of capital.

Performance Review

For the 12-month period ended March 31, 2006, Columbia Marsico Growth Fund's class A shares provided shareholders with a total return of 14.61% without sales charge.**

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

In the following interview, the fund's portfolio manager shares his views on Columbia Marsico Growth Fund's performance for the 12-month period ended March 31, 2006.

Please describe the fund's investment style and philosophy.

The fund invests primarily in equity securities of large-capitalization companies with market capitalizations of $4 billion or more that are selected for their long-term growth potential. Generally, the fund holds a core position of between 35 and 50 common stocks. The investment process blends top-down macroeconomic analysis with bottom-up stock selection. The top-down approach may take into consideration macroeconomic factors such as, without limitation, interest rates, inflation, demographics, the regulatory environment, and the global competitive landscape. In determining whether a particular company or security may be a suitable investment, Marsico may focus on any of a number of different attributes that may include the company's specific market expertise or dominance, its franchise durability and pricing power, solid fundamentals, strong and ethical management, commitment to shareholder interests, reasonable valuations in the context of projected growth rates and other indications that a company or security may be an attractive investment prospect.

How did the fund perform during the past 12 months?

For the 12-month period ended March 31, 2006, the Columbia Marsico Growth Fund's class A shares returned 14.61% without sales charge, compared with a return of 11.73% for its benchmark, the S&P 500 Index.*** Stock selection in the industrials, technology and financials sectors contributed to the fund's above-benchmark performance. The fund's return was slightly lower than the 15.28% average return of its peer group, the Morningstar Large Growth Category.

What economic and market factors most influenced performance?

US large-cap stocks moved higher over the past 12 months, weathering a variety of challenges, including higher oil prices, interest rate and inflation concerns, Gulf Coast hurricanes and numerous geopolitical tensions. For the reporting period as a

*The outlook for this fund may differ from that presented for other Columbia Funds mutual funds and portfolios.

**For standardized performance, please refer to the Performance Table. The performance shown does not reflect the maximum front-end sales charge of 5.75%, which may apply to purchases of class A shares. The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment advisor and/or other service providers, which have the effect of increasing total return. Had all sales charges, fees and expenses been included, the total returns would have been lower.

***The S&P 500 Index is an index of 500 widely held common stocks. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

©2006 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. - Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

Columbia Marsico Growth Fund

Portfolio Manager's commentary (continued)

whole, large-cap stocks seemed to take heart from generally strong corporate earnings, as well as positive factors such as improved labor markets, healthy consumer discretionary spending levels, resilient housing markets, continued signs of strong US economic growth and relatively benign interest rates and inflation.

What investment decisions proved favorable to fund performance?****

Stock selection and positioning in the industrials sector were the primary areas of strength for the fund. Within industrials, the fund had more exposure to transportation than its benchmark, which had a significant impact on performance because transportation was among the best-performing industries in the S&P 500 Index, gaining more than 25%. Furthermore, the fund's individual transportation holdings performed well in aggregate. Railroad operator Burlington Northern Santa Fe Corp. returned 79% and FedEx Corp. returned 21% for the fund. In addition, Caterpillar, Inc., a capital goods company, rose 60%.

Stock selection in the information technology sector also aided performance. Google, Inc. and QUALCOMM, Inc. posted returns of 121% and 39%, respectively. Google was sold before the end of the period.

A decision to emphasize investments in the diversified financials industry within the financials sector also aided performance as financials was among the strongest performing areas of the S&P 500 Index. Stock selection in the diversified financials industry was a further positive contributor to performance, including Chicago Mercantile Exchange Holding, Inc., Lehman Brothers Holding, Inc., Goldman Sachs Group, Inc. and UBS AG.

Throughout the period, the fund maintained significant positions in biotechnology company Genentech, Inc. and health care service provider UnitedHealth Group, Inc., which also produced attractive gains for the fund.

What investment decisions proved unfavorable to fund performance?

A decision to maintain lower exposure to energy than the index detracted from performance as the energy sector gained nearly 22% in the S&P 500 Index. In addition, the fund's position in Exxon Mobil posted a return of negative 9% for the fund prior to being sold.

The fund had more exposure to the consumer discretionary sector than the index, which detracted from performance because the sector was one of the weakest performers in the index, posting a return of less than 2% for the period. In particular, homebuilding-related positions struggled, including Toll Brothers, Inc. and M.D.C. Holdings, Inc., which returned negative 12% and 8% for the fund, respectively. (M.D.C. was sold prior to March 31, 2006.) In addition, restaurant operator YUM! Brands, Inc. and Four Seasons Hotels, Inc. posted returns of negative 5% and negative 28%, respectively.

****Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

Source for all statistical data — Marsico Capital Management, LLC.

Marsico Capital Management, LLC (Marsico) is an SEC-registered investment advisor and wholly-owned subsidiary of Bank of America, N.A.

Columbia Marsico Growth Fund

Portfolio Manager's commentary (continued)

In aggregate, stock selection in the health care equipment and services industry also had a material, negative impact on performance. Medical device company Zimmer Holdings, Inc. posted a return of negative 13% and was among the fund's weakest performing individual positions.

How have you positioned the fund to reflect your outlook for the period ahead?

As of March 31, 2006, the fund's primary sector allocations were in consumer discretionary, industrials, health care and financials. The fund had little or no investments in materials, telecommunications services and utilities.

Thomas F. Marsico has managed Columbia Marsico Growth Fund since December 1997 and is Chief Executive Officer of Marsico Capital Management, LLC, investment sub-advisor to the fund.

Columbia Marsico Growth Fund normally invests in a core portfolio of 35-50 stocks. By maintaining a relatively concentrated portfolio, the fund may be subject to greater risk than a fund that is more fully diversified.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

The fund may invest up to 25% of its assets in foreign securities. International investing may involve certain risks, including foreign taxation, currency fluctuations, risks associated with possible differences in financial standards and other monetary and political risks.

Columbia Marsico Growth Fund

Shareholder expense example

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

•  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

•  For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number is in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

10/01/05-03/31/06

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical
Class A	1,000.00	1,000.00	1,082.02	1,018.85	6.33	6.14	1.22
Class B	1,000.00	1,000.00	1,077.29	1,015.11	10.20	9.90	1.97
Class C	1,000.00	1,000.00	1,077.79	1,015.11	10.21	9.90	1.97
Class R	1,000.00	1,000.00	1,031.80	1,017.26	3.04	7.73	1.54
Class Z	1,000.00	1,000.00	1,082.52	1,020.09	5.04	4.89	0.97

Expenses paid during the period are equal to the fund's respective class annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the transfer agent not waived a portion of the expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption or exchange. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in the shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transaction costs, such as sales charges or redemption or exchange fees.

Columbia Marsico Growth Fund

Portfolio breakdown (as a % of net assets as of 03/31/06)

Portfolio holdings were current as of March 31, 2006, are subject to change and may not be representative of current holdings.

The fund invests all of its investable assets in Columbia Marsico Growth Master Portfolio. Information provided is for the Columbia Marsico Growth Master Portfolio.

Top 10 holdings
1	UnitedHealth Group, Inc.	6.1%
2	Genetech, Inc.	4.4%
3	Lowe's Companies, Inc.	4.0%
4	UBS AG	3.8%
5	FedEx Corp.	3.6%
6	Burlington Northern Santa Fe Corp.	3.4%
7	Lehman Brothers Holdings, Inc.	3.3%
8	Proctor and Gamble Co.	3.1%
9	Caterpillar, Inc.	2.9%
10	QUALCOMM, Inc.	2.8%

The top 10 holdings are presented to illustrate examples of the industries and securities in which the fund invests.

Columbia Marsico Growth Fund

Performance

Growth of a $10,000 investment

Average annual total return

Class A shares

Since inception	NAV**	MOP*
(12/31/97 through 03/31/06)	8.61%	7.84%

The chart to the left shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia Marsico Growth Fund from the inception of the share class. The S&P 500 Index is an unmanaged index of 500 widely held common stocks. The index is unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing. The performance of Class B, Class C, Class R and Class Z shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

  Columbia Marsico Growth Fund - A without sales charge

  Columbia Marsico Growth Fund - A with sales charge

  S&P 500 Index

Total return (as of 03/31/06)

	A		B		C		R+^	Z^
	NAV**	MOP*	NAV**	CDSC***	NAV**	CDSC***
Inception date	12/31/97		12/31/97		12/31/97		01/23/06	12/31/97
1 year performance	14.61%	8.02%	13.72%	8.72%	13.77%	12.77%	14.38%	14.90%
Average annual returns
5 years	5.60%	4.36%	4.81%	4.47%	4.81%	4.81%	5.56%	5.86%
Since inception	8.61%	7.84%	7.83%	7.83%	7.86%	7.86%	8.59%	8.81%

Performance presented here represents past performance, which cannot guarantee future results. The investment return and principal value of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted here. Performance data for the most recent month end may be obtained at www.columbiafunds.com. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Had sales charges, if any, been reflected, returns would have been lower. Class A shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge. Returns for Class B shares reflect a CDSC of 5.00% in the first year after purchase that declines to 1.00% in the sixth year and is eliminated thereafter. Returns for Class C shares reflect a CDSC of 1.00% in the first year after purchase.

+The returns for Class R include the returns of Class A prior to 01/23/06, the date on which Class R was initially offered by the fund.

^Class Z shares are sold at net asset value with no Rule 12b-1 fees.  Class R shares are sold at net asset value.  Class R and Class Z shares have limited eligibility and the investment minimum requirement may vary.  All results shown assume reinvestment of distributions.  Please see the fund's prospectus for details.  Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Columbia Large Cap Core Fund

(formerly Nations Strategic Growth Fund)

Portfolio Managers' commentary*

Investment Objective

The fund seeks long-term growth of capital.

Performance Review

For the 12-month period ended March 31, 2006, Columbia Large Cap Core Fund's class A shares provided shareholders with a total return of 12.19% without sales charge.**

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

In the following commentary, the fund's managers share their views on Columbia Large Cap Core Fund's performance for the 12-month period ended March 31, 2006.

Please describe the fund's investment style and philosophy.

Columbia Large Cap Core Fund seeks long-term capital growth and invests in a blend of large capitalization growth and value stocks. We employ an integrated approach to portfolio construction focusing on stock selection and risk management. Our stock selection process utilizes three independent sources of research: quantitative research, fundamental research, and the portfolio management team. We believe successful stock selection arises from limiting our pool of potential investments to stocks that score favorably within the combination of these research sources. We then construct a portfolio allocating our risk budget to specific stock positions. Generally the fund is constructed to be relatively sector (but not industry) neutral and carry a tracking error of two to four percent in relation to its benchmark, the S&P 500 Index.***

How did the fund perform during the past 12 months?

For the 12-month period that ended March 31, 2006, Columbia Large Cap Core Fund's class A shares provided shareholders with a total return of 12.19% without sales charge. The fund outperformed its benchmark, the S&P 500 Index, which returned 11.73%. The fund's return was lower than the 12.76% average return of its peer group, the Morningstar Large Blend Category.

What factors most influenced performance?****

Stock selection was the primary driver of the fund's return, especially within the consumer discretionary, materials, consumer staples, energy and

*The outlook for the fund may differ from that presented for other Columbia Management mutual funds and portfolios.

**For standardized performance, please refer to the Performance Table. The performance shown does not reflect the maximum front-end sales charge of 5.75%, which may apply to purchases of class A shares. The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment advisor and/or other service providers, which have the effect of increasing total return. Had all sales charges, fees and expenses been included, the total returns would have been lower.

***The S&P 500 Index is an index of 500 widely held common stocks Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

****Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

©2006 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

Source for all statistical data — Columbia Management Advisors, LLC.

Columbia Large Cap Core Fund

Portfolio Managers' commentary (continued)

telecommunications services sectors. The fund's top performer was MEMC Electronic Materials, Inc., in the technology sector, with a return of 140% during the period. The company, which manufactures semiconductor chips as well as equipment for the solar energy industry, benefited from increased interest in alternative energy sources. That same trend drove Arch Coal, Inc., in the energy sector, to a 76% gain. Also in the energy sector, Schlumberger Ltd., the world's largest oilfield services company, enjoyed strong profit growth as energy producers continued to spend on increased oil and gas output in North America. Vulcan Materials Co., which produces construction materials, also enjoyed strong gains. The company increased production and transportation capacity to meet strong market growth and demand along the US Gulf Coast. Finally, cell phone maker Nokia's stock price jumped as the company offered an upbeat outlook on earnings based on strong subscriber demand.

What investment decisions proved unfavorable to fund performance?

While many of the fund's technology holdings enjoyed strong gains, both Intel and Dell, Inc. were disappointments. Intel Corp., a leading supplier of semiconductor chips, continued to lose market share, and its shares lost 15% for the period. Dell tumbled when it missed analysts' second quarter 2005 estimates. Later in the year, the stock took another hit when announcing results for third quarter revenues. After a 21% loss, the stock was sold during the period. In the health care sector, Johnson & Johnson and Abbott Laboratories came under pressure along with many other large pharmaceutical companies as investors expressed their concerns about patent protection issues and future new product growth. HCA, Inc., a major hospital corporation, was also a source of disappointment for the fund during the period. The stock declined on lowered revenue and earnings expectations.

How have you positioned the fund to reflect your outlook for the period ahead?

Our management team, drawing on its three independent sources of research, plans to focus on companies with strong balance sheets, positive growth opportunities, attractive valuations and strong management. We believe that this approach, combined with disciplined portfolio construction, positions the portfolio to take advantage of opportunities for the upcoming year.

Brian Condon has co-managed Columbia Large Cap Core Fund since July 2004. He is affiliated with Columbia Management, the primary investment management division of Bank of America Corporation. Banc of America Capital Management, LLC, investment advisor to the fund, is part of Columbia Management and a wholly-owned subsidiary of Bank of America Corporation.

Craig Leopold has co-managed the fund since July 2004. He is affiliated with Columbia Management, the primary investment management division of Bank of America Corporation. Banc of America Capital Management, LLC, investment advisor to the fund, is part of Columbia Management and a wholly-owned subsidiary of Bank of America Corporation.

Columbia Large Cap Core Fund

Portfolio Managers' commentary (continued)

George Maris has co-managed the fund since November 2004. He is affiliated with Columbia Management, the primary investment management division of Bank of America Corporation. Banc of America Capital Management, LLC, investment advisor to the fund, is part of Columbia Management and a wholly-owned subsidiary of Bank of America Corporation.

Robert McConnaughey has co-managed the fund since July 2004. He is affiliated with Columbia Management, the primary investment management division of Bank of America Corporation. Banc of America Capital Management, LLC, investment advisor to the fund, is part of Columbia Management and a wholly-owned subsidiary of Bank of America Corporation.

Colin Moore has co-managed the fund since July 2004. He is affiliated with Columbia Management, the primary investment management division of Bank of America Corporation. Banc of America Capital Management, LLC, investment advisor to the fund, is part of Columbia Management and a wholly-owned subsidiary of Bank of America Corporation.

Peter Santoro has co-managed the fund since July 2004. He is affiliated with Columbia Management, the primary investment management division of Bank of America Corporation. Banc of America Capital Management, LLC, investment advisor to the fund, is part of Columbia Management and a wholly-owned subsidiary of Bank of America Corporation.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

International investing may involve certain risks, including foreign taxation, currency fluctuations, risks associated with possible differences in financial standards and other monetary and political risks.

Columbia Large Cap Core Fund

Shareholder expense example

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

•  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

•  For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

10/01/05-03/31/06

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical
Class A	1,000.00	1,000.00	1,063.38	1,019.80	5.30	5.19	1.03
Class B	1,000.00	1,000.00	1,059.69	1,016.06	9.14	8.95	1.78
Class C	1,000.00	1,000.00	1,058.79	1,016.06	9.14	8.95	1.78
Class Z	1,000.00	1,000.00	1,064.82	1,021.04	4.02	3.93	0.78

Expenses paid during the period are equal to the fund's respective class annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transaction costs, such as sales charges or redemption or exchange fees.

Columbia Large Cap Core Fund

Portfolio breakdown (as a % of net assets as of 03/31/06)

Portfolio holdings were current as of March 31, 2006, are subject to change and may not be representative of current holdings.

The fund invests all of its investable assets in Columbia Large Cap Core Master Portfolio. Information provided is for the Columbia Large Cap Core Master Portfolio.

Top 10 holdings
1	Citigroup, Inc.	3.4%
2	Exxon Mobil Corp.	2.4%
3	Johnson & Johnson	2.2%
4	International Business Machines Corp.	2.1%
5	JPMorgan Chase & Co.	2.0%
6	Coca-Cola Co.	2.0%
7	Pfizer, Inc.	1.8%
8	PepsiCo, Inc.	1.8%
9	Wachovia Corp.	1.7%
10	Hartford Financial Services Group, Inc.	1.6%

The top 10 holdings are presented to illustrate examples of the industries and securities in which the fund invests.

Columbia Large Cap Core Fund

Performance

Growth of a $10,000 investment

Average annual total return

Class A shares

Since Inception	NAV**	MOP*
(10/02/98 through 03/31/06)	4.48%	3.66%

The chart to the left shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia Large Cap Core Fund from the inception of the share class. The S&P 500 Index is an unmanaged index of 500 widely held common stocks. The index is unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing. The performance of Class B, Class C and Class Z shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

  Columbia Large Cap Core Fund - A without sales charge

  Columbia Large Cap Core Fund - A with sales charge

  S&P 500 Index

Total return (as of 03/31/06)

	A		B		C		Z^
	NAV**	MOP*	NAV**	CDSC***	NAV**	CDSC***
Inception date	10/02/98		08/02/99		08/02/99		10/02/98
1 year performance	12.19%	5.76%	11.33%	6.33%	11.34%	10.34%	12.50%
Average annual returns
5 years	1.89%	0.69%	1.09%	0.71%	1.07%	1.07%	2.10%
Since inception	4.48%	3.66%	3.77%	3.77%	3.77%	3.77%	4.66%

Performance presented here represents past performance, which cannot guarantee future results. The investment return and principal value of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted here. Performance data for the most recent month end may be obtained at www.columbiafunds.com. The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment advisor and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%

**Figures at net asset value (NAV) do not reflect any sales charges. Had sales charges, if any, been reflected, returns would have been lower. Class A shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge. Return for Class B shares reflect a CDSC of 5.00%, in the first year after purchase that declines to 1.00% in the sixth year and is eliminated thereafter. Returns for Class C shares reflect a CDSC of 1.00% in the first year after purchase.

Class A, Class B and Class C shares commenced operations on August 2, 1999 and have no performance prior to that date. Performance prior to August 2, 1999 is that of Class Z shares, which do not have any 12b-1 or shareholder servicing fees. If Class A, Class B and Class C shares 12b-1 or shareholder servicing fees had been reflected, total returns would have been lower.

^Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class Z shares have limited eligibility and the investment minimum requirement may vary. All results shown assume reinvestment of distributions. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Columbia Marsico Focused Equities Fund

(formerly Nations Marsico Focused Equities Fund)

Portfolio Manager's commentary*

Investment Objective

The fund seeks long-term growth of capital.

Performance Review

For the 12-month period ended March 31, 2006, Columbia Marsico Focused Equities Fund's class A shares provided shareholders with a total return of 19.41% without sales charge.**

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

In the following interview, the fund's portfolio manager shares his views on Columbia Marsico Focused Equities Fund's performance for the 12-month period ended March 31, 2006.

Please describe the fund's investment style and philosophy.

The fund, which is non-diversified, generally holds a core position of between 20 to 30 common stocks that are selected for their long-term growth potential. The investments will mostly consist of equity securities of large capitalization companies with market capitalizations of $4 billion or more. The investment process blends top-down macroeconomic analysis with bottom-up stock selection. The top-down approach may take into consideration macro economic factors such as, without limitation, interest rates, inflation, demographics, the regulatory environment, and the global competitive landscape. In determining whether a particular company or security may be a suitable investment, Marsico may focus on any of a number of different attributes that may include the company's specific market expertise or dominance, its franchise durability and pricing power, solid fundamentals, strong and ethical management, commitment to shareholder interests, reasonable valuations in the context of projected growth rates and other indications that a company or security may be an attractive investment prospect.

How did the fund perform during the past 12 months?

For the 12-month period ended March 31, 2006, Columbia Marsico Focused Equities Fund's class A shares returned 19.41% without sales charge, compared with a return of 11.73% for its benchmark, the S&P 500 Index.*** The fund's return was higher than the 15.28% average return of its peer group, the Morningstar Large Growth Category.

What economic and market factors most influenced performance?

U.S. large-cap stocks moved higher over the past 12 months, weathering a variety of challenges, including higher oil prices, interest rate and inflation concerns, Gulf Coast hurricanes and numerous geopolitical tensions. For the reporting period as a whole, large-cap stocks seemed to take heart from generally strong corporate

*The outlook for the fund may differ from that presented for other Columbia Funds mutual funds and portfolios.

**For standardized performance, please refer to the Performance Table. The performance shown does not reflect the maximum front-end sales charge of 5.75%, which may apply to purchases of class A shares. The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment advisor and/or other service providers, which have the effect of increasing total return. Had all sales charges, fees and expenses been included, the total returns would have been lower.

***The S&P 500 Index is an index of 500 widely held common stocks Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

©2006 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

Columbia Marsico Focused Equities Fund

Portfolio Manager's commentary (continued)

earnings, as well as positive factors such as improved labor markets, healthy consumer discretionary spending levels, resilient housing markets, continued signs of strong U.S. economic growth and relatively benign interest rates and inflation.

What investment decisions proved favorable to fund performance?****

During the period, the fund emphasized investments in the diversified financials industry within the financials sector. This aided the fund's return as the industry was among the strongest performing areas of the S&P 500 Index. Stock selection in diversified financials was a further positive contributor to the fund's results. Specifically, Chicago Mercantile Exchange Holdings, Inc., Goldman Sachs Group, Inc. and UBS AG were among the better-performing individual holdings, with returns of 132%, 44% and 35%, respectively.

Stock selection in the information technology sector also aided performance. Google, Inc. and QUALCOMM, Inc. posted returns of 121% and 39%, respectively. Google was sold during the period.

Throughout the period, the fund maintained a significant position in biotechnology company Genentech, Inc. Genentech posted a return of 49% during the period and was the largest individual contributor to performance.

Stock selection and positioning in the industrials sector was another area of strength. Within industrials, the fund maintained, on average, an overweight allocation in transportation during the reporting period, which was a significant, positive contributor to performance. Transportation was among the best-performing industries in the S&P 500 Index, gaining more than 25%. Furthermore, the fund's individual holdings in the transportation industry performed well in aggregate. FedEx Corp. and railroad operator Burlington Northern Santa Fe Corp. had returns of 21% and 54%, respectively. In addition, Caterpillar, Inc., which is classified as a capital goods company, rose 60%.

What investment decisions proved unfavorable to fund performance?

Energy was a strong-performing area of the market, gaining nearly 22% in the S&P 500 Index. However, the fund had little exposure to energy, which was a significant detractor from performance during the year. Additionally, the fund's position in Exxon Mobil Corp. posted a return of negative 15% prior to being sold.

In aggregate, stock selection in the health care equipment and services industry also had a material, negative impact on performance. Medical device companies Zimmer Holdings, Inc. and Medtronic, Inc. posted returns of negative 13% and negative 10%, respectively.

****Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

Source for all statistical data — Marsico Capital Management, LLC.

Marsico Capital Management, LLC (Marsico) is an SEC-registered investment advisor and wholly-owned subsidiary of Bank of America, N.A.

Columbia Marsico Focused Equities Fund

Portfolio Manager's commentary (continued)

How have you positioned the fund for the period ahead?

As of March 31, 2006, the fund's primary sector allocations were in consumer discretionary, financials, health care and industrials. The fund had little or no investments in materials, telecommunications services and utilities.

Thomas F. Marsico has managed Columbia Marsico Focused Equities Fund since December 1997 and is Chief Executive Officer of Marsico Capital Management, LLC, investment sub-advisor to the fund.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

The fund normally invests in a core portfolio of 20-30 common stocks. By maintaining a relatively concentrated portfolio, the fund may be subject to a greater risk than a fund that is more fully diversified. The fund may invest up to 25% of its assets in foreign securities.

International investing may involve certain risks, including foreign taxation, currency fluctuations, risks associated with possible differences in financial standards and other monetary and political risks.

Some of the countries the fund invests in are considered emerging economies, which means there may be greater risks associated with investing there than in more developed countries. In addition, concentration of investments in a single region may result in greater volatility.

Columbia Marsico Focused Equities Fund

Shareholder expense example

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

•  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

•  For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

10/01/05-03/31/06

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical
Class A	1,000.00	1,000.00	1,089.30	1,018.80	6.41	6.19	1.23
Class B	1,000.00	1,000.00	1,085.02	1,015.06	10.29	9.95	1.98
Class C	1,000.00	1,000.00	1,085.32	1,015.06	10.29	9.95	1.98
Class Z	1,000.00	1,000.00	1,090.50	1,020.04	5.11	4.94	0.98

Expenses paid during the period are equal to the fund's respective class annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the transfer agent not waived a portion of the expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transaction costs, such as sales charges or redemption or exchange fees.

Columbia Marsico Focused Equities Fund

Portfolio breakdown (as a % of net assets as of 03/31/06)

Portfolio holdings were current as of March 31, 2006, are subject to change and may not be representative of current holdings.

The fund invests all of its investable assets in Columbia Marsico Focused Equities Master Portfolio. Information provided is for the Columbia Marsico Focused Equities Master Portfolio.

Top 10 holdings
1	UnitedHealth Group, Inc.	7.3%
2	Genetech, Inc.	5.5%
3	Goldman Sachs Group, Inc.	5.3%
4	UBS AG	4.8%
5	Lowe's Companies, Inc.	4.6%
6	FedEx Corp.	4.5%
7	Proctor and Gamble Co.	4.0%
8	Motorola, Inc.	3.6%
9	Caterpillar, Inc.	3.6%
10	SLM Corp.	3.4%

The top 10 holdings are presented to illustrate examples of the industries and securities in which the fund invests.

Columbia Marsico Focused Equities Fund

Performance

Growth of a $10,000 investment

Average annual total return

Class A shares

Since Inception	NAV**	MOP*
(12/31/97 through 03/31/06)	9.72%	8.94%

The chart to the left shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia Marsico Focused Equities Fund from the inception of the share class. The S&P 500 Index is an unmanaged index of 500 widely held common stocks. The index is unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing. The performance of Class B, Class C and Class Z shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

The chart and table do not reflect the deduction or taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

  Columbia Marsico Focused
Equities Fund - A without sales charge

  Columbia Marsico Focused
Equities Fund - A with sales charge

  S&P 500 Index

Total return (as of 03/31/06)

	A		B		C		Z^
	NAV**	MOP*	NAV**	CDSC***	NAV**	CDSC***
Inception date	12/31/97		12/31/97		12/31/97		12/31/97
1 year performance	19.41%	12.53%	18.51%	13.51%	18.52%	17.52%	19.70%
Average annual returns
5 years	6.63%	5.38%	5.83%	5.51%	5.82%	5.82%	6.89%
Since inception	9.72%	8.94%	8.95%	8.95%	8.99%	8.99%	9.94%

Performance presented here represents past performance, which cannot guarantee future results. The investment return and principal value of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted here. Performance data for the most recent month end may be obtained at www.columbiafunds.com. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Had sales charges, if any, been reflected, returns would have been lower. Class A shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge. Returns for Class B shares reflect a CDSC of 5.00% in the first year after purchase that declines to 1.00% in the sixth year and is eliminated thereafter. Returns for Class C shares reflect a CDSC of 1.00% in the first year after purchase.

^Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class Z shares have limited eligibility and the investment minimum requirement may vary. All results shown assume reinvestment of distributions. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Columbia Marsico Mid Cap Growth Fund

(formerly Nations Marsico MidCap Growth Fund)

Portfolio Manager's commentary*

Investment Objective

The fund seeks long-term capital growth by investing primarily in equity securities.

Performance Review

For the 12-month period ended March 31, 2006, Columbia Marsico Mid Cap Growth Fund's class A shares provided shareholders with a total return of 27.03% without sales charge.**

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

The Board of Trustees approved a proposal to merge Columbia Marsico Mid Cap Growth Fund into Columbia Mid Cap Growth Fund. The merger, which is subject to approval by shareholders of the Funds and the satisfaction of certain other conditions, is expected to be completed in the third quarter of 2006.

In the following interview, the fund's portfolio manager shares his views on Columbia Marsico Mid Cap Growth Fund's performance for the 12-month period ended March 31, 2006.

Please describe the fund's investment style and philosophy.

Under normal circumstances, the fund will invest at least 80% of its assets in US companies whose market capitalizations are within the range of companies within the Russell Midcap Growth Index at the time of initial purchase. Generally, the fund holds 35 to 50 securities allocated across a variety of economic sectors and industries. The fund may invest up to 15% of its assets in foreign securities and up to 10% in non-equity securities. The investment process blends top-down macroeconomic analysis with bottom-up stock selection. The top-down approach may take into consideration macroeconomic factors such as, without limitation, interest rates, inflation, demographics, the regulatory environment, and the global competitive landscape. In determining whether a particular company or security may be a suitable investment, Marsico may focus on any of a number of different attributes that may include the company's specific market expertise or dominance, its franchise durability and pricing power, solid fundamentals, strong and ethical management, commitment to shareholder interests, reasonable valuations in the context of projected growth rates, and other indications that a company or security may be an attractive investment prospect.

How did the fund perform during the past 12 months?

For the 12-month period ended March 31, 2006, Columbia Marsico Mid Cap Growth Fund's class A shares returned 27.03% without sales charge. It outperformed its benchmark, the Russell Midcap Growth Index***, which returned 22.68%. The fund also did better than the average return of the Morningstar Midcap Growth Category, which was 23.34%.

What economic and market factors most influenced performance?

U.S. mid-cap stocks posted strong gains over the past 12 months, weathering a variety of challenges, including higher oil prices, interest rate and inflation

*The outlook for the fund may differ from that presented for other Columbia Funds mutual funds and portfolios.

**For standardized performance, please refer to the Performance Table. The performance shown does not reflect the maximum front-end sales charge of 5.75%, which may apply to purchases of class A shares. The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment advisor and/or other service providers, which have the effect of increasing total return. Had all sales charges, fees and expenses been included, the total returns would have been lower.

***The Russell Midcap Growth Index measures the performance of those securities in the Russell Midcap Index with higher price-to-book ratios and higher forecasted growth rates Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

©2006 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

Columbia Marsico Mid Cap Growth Fund

Portfolio Manager's commentary (continued)

concerns, Gulf Coast hurricanes, and numerous geopolitical tensions, in the process. For the reporting period as a whole, U.S. equities seemed to take heart in generally strong corporate earnings, as well as positive factors such as improved labor markets, healthy consumer discretionary spending levels, resilient housing markets, continued signs of strong U.S. economic growth, and relatively benign interest rates and inflation. Mid-cap companies posted better results than large-cap companies, especially in the materials, industrials, information technology and health care sectors.

What investment decisions proved favorable to fund performance?****

Stock selection in the industrials, consumer discretionary and information technology sectors had a positive impact on fund performance. In fact, the fund's gains from these and other selected top-performers were so strong that they more than offset the impact of an underweight in three of the best-performing sectors of the benchmark index for the period — telecommunications services, materials and energy.

In the industrials sector, the fund was overweight in the transportation and capital goods industries relative to its index, which was a significant aid to performance. The fund's industrials positions, in aggregate, posted a return of 61%. Top performers included Expeditors International of Washington, Inc., Joy Global, Inc., and Precision Castparts Corp., which posted returns of 62%, 56% and 37%, respectively, for the fund.

In the consumer discretionary sector, casino positions Las Vegas Sands Corp. and Station Casinos, Inc. performed well, as did restaurant operator Cheesecake Factory, Inc. and retailer Nordstrom, Inc.. While the fund emphasized investments in consumer services companies, it had little exposure to media-related companies. This helped the fund's performance, as the media industry posted a return of negative 5% in the benchmark index.

In the information technology sector, overall performance was strong. Google, Inc., Broadcom Corp. and QUALCOMM, Inc. were among the fund's best performers, with returns of 79%, 53% and 39%, respectively, for the fund. Google was sold prior to the end of the period.

Elsewhere in the fund, Amylin Pharmaceuticals was the strongest performing individual position, posting a return of 144%. Amylin was one of the fund's largest positions as of March 31, 2006 and, therefore, was a large contributor to the fund's performance.

What investment decisions proved unfavorable to fund performance?

Although Chicago Mercantile Exchange Holdings, Inc., Jefferies Group, Inc. and Investors Financial Services Corp. were stand-out performers in the financials sector, the fund's sector return lagged the index return. It was dragged down by First Marblehead, a private college student loan provider, which returned negative 54% before it was sold, and UCBH Holdings, Inc., which returned negative 5%. A decision

****Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

Source for all statistical data — Marsico Capital Management, LLC.

Marsico Capital Management, LLC (Marsico) is an SEC-registered investment advisor and wholly-owned subsidiary of Bank of America, N.A.

Columbia Marsico Mid Cap Growth Fund

Portfolio Manager's commentary (continued)

to overweight the banking industry also detracted from relative performance as banking-related companies lagged the sector's overall return.

The fund also lost ground as several health care equipment and services companies delivered negative returns, including Foxhollow Technologies, Zimmer Holdings, Inc. and Amerigroup with returns of negative 32%, negative 15% and negative 3%, respectively, for the fund. (All three positions were sold from the fund prior to March 31, 2006.)

How have you positioned the fund to reflect your outlook for the period ahead?

As of March 31, 2006, the fund emphasized the consumer discretionary, financials, industrials and health care sector. The fund had little or no exposure to utilities and materials stocks.

Corydon J. Gilchrist has managed Columbia Marsico Mid Cap Growth Fund since November 2004. He is affiliated with Marsico Capital Management, LLC, investment sub-advisor to the fund.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Investing in mid-cap stocks may present special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

International investing may involve certain risks, including foreign taxation, currency fluctuations, risks associated with possible differences in financial standards and other monetary and political risks.

Columbia Marsico Mid Cap Growth Fund

Shareholder expense example

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

•  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

•  For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

10/01/05-03/31/06

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical
Class A	1,000.00	1,000.00	1,175.72	1,019.15	6.29	5.84	1.16
Class B	1,000.00	1,000.00	1,170.68	1,015.41	10.34	9.60	1.91
Class C	1,000.00	1,000.00	1,170.48	1,015.41	10.34	9.60	1.91
Class Z	1,000.00	1,000.00	1,176.02	1,020.39	4.94	4.58	0.91

Expenses paid during the period are equal to the fund's respective class annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transaction costs, such as sales charges or redemption or exchange fees.

Columbia Marsico Mid Cap Growth Fund

Portfolio breakdown (as a % of net assets as of 03/31/06)

Portfolio holdings were current as of March 31, 2006, are subject to change and may not be representative of current holdings.

Top 10 holdings
1	Amylin Pharmaceuticals, Inc.	6.2%
2	Las Vegas Sands Corp.	5.5%
3	Station Casinos, Inc.	5.2%
4	Joy Global, Inc.	4.0%
5	Chicago Mercantile Exchange Holdings, Inc.	3.8%
6	Precision Castparts Corp.	3.7%
7	Jeffries Group, Inc.	3.5%
8	Wynn Resorts Ltd.	3.5%
9	Cheesecake Factory, Inc.	3.5%
10	McDermott International, Inc.	3.3%

The top 10 holdings are presented to illustrate examples of the industries and securities in which the fund invests.

Columbia Marsico Mid Cap Growth Fund

Performance

Growth of a $10,000 investment

Average annual total return

Class A shares

10-year	NAV**	MOP*
(04/01/96 through 03/31/06)	7.00%	6.37%

The chart to the left shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia Mid Cap Growth Fund over the last 10 years. The Russell Midcap Growth Index is an unmanaged index which measures the performance of those securities in the Russell MidCap Index with higher price-to-book ratios and higher forecasted growth rates. The index is unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing. The performance of Class B, Class C and Class Z shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

  Columbia Marsico Mid Cap Growth Fund - A without sales charge

  Columbia Marsico Mid Cap Growth Fund - A with sales charge

  Russell Midcap Growth Index

Total return (as of 03/31/06)

	A		B		C		Z^
	NAV**	MOP*	NAV**	CDSC***	NAV**	CDSC***
Inception date	12/10/92		06/07/93		12/18/92		12/04/92
1 year performance	27.03%	19.73%	25.72%	20.72%	25.76%	24.76%	27.33%
Average annual returns
5 years	1.17%	–0.01%	0.35%	–0.04%	0.35%	0.35%	1.42%
10 years	7.00%	6.37%	6.17%	6.17%	6.24%	6.24%	7.27%

Performance presented here represents past performance, which cannot guarantee future results. The investment return and principal value of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted here. Performance data for the most recent month end may be obtained at www.columbiafunds.com. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Had sales charges, if any, been reflected, returns would have been lower. Class A shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge. Returns for Class B shares reflect a CDSC of 5.00% in the first year after purchase that declines to 1.00% in the sixth year and is eliminated thereafter. Returns for Class C shares reflect a CDSC of 1.00% in the first year after purchase.

^Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class Z shares have limited eligibility and the investment minimum requirement may vary. All results shown assume reinvestment of distributions. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Columbia Marsico 21st Century Fund

(formerly Nations Marsico 21st Century Fund)

Portfolio Manager's commentary*

Investment Objective

The fund seeks long-term growth of capital.

Performance Review

For the 12-month period ended March 31, 2006, Columbia Marsico 21st Century Fund's class A shares provided shareholders with a total return of 28.04% without sales charge.**

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

In the following interview, the fund's portfolio manager shares his views on Columbia Marsico 21st Century Fund's performance for the 12-month period ended March 31, 2006.

Please describe the fund's investment style and philosophy.

The fund is an aggressive growth fund that primarily invests in equity securities of companies of any capitalization size and will generally hold a core position of between 35 and 50 common stocks. The investment process blends top-down macroeconomic analysis with bottom-up stock selection. The top-down approach may take into consideration macroeconomic factors such as, without limitation, interest rates, inflation, demographics, the regulatory environment, and the global competitive landscape. In determining whether a particular company or security may be a suitable investment, Marsico may focus on any of a number of different attributes that may include the company's specific market expertise or dominance, its franchise durability and pricing power, solid fundamentals, strong and ethical management, commitment to shareholder interests, reasonable valuations in the context of projected growth rates and other indications that a company or security may be an attractive investment prospect.

How did the fund perform during the past 12 months?

For the 12-month period ended March 31, 2006, the Columbia Marsico 21st Century Fund's class A shares returned 28.04% without sales charge. That was significantly higher than the 14.28% return of its benchmark, the Russell 3000 Index.*** The fund's return was also higher than the average return of its peer group, the Morningstar Large Growth Category, which was 15.28%.

What economic and market factors most influenced performance?

U.S. equities posted relatively strong gains over the past 12 months, weathering a variety of challenges, including higher oil prices, interest rate and inflation concerns, Gulf Coast hurricanes, and numerous geopolitical tensions, in the process. For the reporting period as a whole, U.S. equities seemed to take heart in generally strong corporate earnings as well as positive factors such as improved

*The outlook for this fund may differ from that presented for other Columbia Funds mutual funds and portfolios.

**For standardized performance, please refer to the Performance Table. The performance shown does not reflect the maximum front-end sales charge of 5.75%, which may apply to purchases of class A shares. The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment advisor and/or other service providers, which have the effect of increasing total return. Had all sales charges, fees and expenses been included, the total returns would have been lower.

***The Russell 3000 Index tracks the performance of 3000 of the largest U.S. companies, based on market capitalization. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

©2006 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

Columbia Marsico 21st Century Fund

Portfolio Manager's commentary (continued)

labor markets, healthy consumer discretionary spending levels, resilient housing markets, continued signs of strong U.S. economic growth and relatively benign interest rates and inflation.

What investment decisions proved favorable to fund performance?****

Stock selection in the industrials, health care and consumer discretionary sectors plus several sector allocation decisions drove the fund's strong performance for the period. In the industrials sector, where the fund's exposure was higher than the index, the fund's positions posted an overall return of 47%. Industrials holdings Burlington Northern Santa Fe Corp., Caterpillar, Inc. and Expeditors International of Washington, Inc. returned 65%, 60% and 37% for the fund, respectively. Expeditors International was sold before the end of the period. Within industrials, an overweight in transportation also aided the fund's return as the industry was among the strongest performing areas of the Russell 3000 Index, with a return of 31%.

Stock selection in the pharmaceuticals and biotechnology industries more than offset disappointments from health care equipment and services companies. Amylin Pharmaceuticals, Inc. was the fund's best performing individual position, returning 162% for the period. Amylin was one of the fund's largest positions as of March 31, 2006, and, therefore, was a large contributor to the fund's performance. In biotechnology, Genentech, Inc. returned 49% for the fund.

Stock selection in the consumer discretionary sector buoyed annual results as casino positions Las Vegas Sands Corp. and Station Casinos, Inc. performed well, as did restaurant operator Cheesecake Factory, Inc.. While the fund emphasized investments in consumer services companies, it had little exposure to media-related companies. This helped the fund's performance, as the media industry posted a return of negative 7% in the benchmark index.

Information technology companies Google, Inc. and QUALCOMM, Inc. generated strong returns for the fund. Google was sold before the end of the period.

What investment decisions proved unfavorable to fund performance?

Several of the fund's financial positions posted negative results. A position in private college student loan provider First Marblehead declined sharply, returning negative 54% before it was sold. In addition, the fund's holdings in banks and real estate companies had a negative impact on performance. UCBH Holdings, Inc., ICICI Bank Ltd. and South Financial Group returned negative 5%, negative 12% and negative 11% for the fund. South Financial Group was sold from the fund in the period.

****Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

Source for all statistical data — Marsico Capital Management, LLC.

Marsico Capital Management, LLC (Marsico) is an SEC-registered investment advisor and wholly-owned subsidiary of Bank of America, N.A.

Columbia Marsico 21st Century Fund

Portfolio Manager's commentary (continued)

The fund's homebuilder-related positions also struggled, including Toll Brothers, Inc., which returned negative 12% for the fund before the stock was sold.

How have you positioned the fund to reflect your outlook for the period ahead?

As of March 31, 2006, the fund emphasized the financials, industrials, consumer discretionary and health care sectors. The fund had little or no exposure to telecommunications services, utilities and materials stocks.

Corydon J. Gilchrist has managed Columbia Marsico 21st Century Fund since February 2003. He is affiliated with Marsico Capital Management, LLC, investment sub-advisor to the fund.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Columbia Marsico 21st Century Fund normally invests in a core portfolio of 35-50 stocks. By maintaining a relatively concentrated portfolio, the fund may be subject to greater risk than a fund that is more fully diversified.

The fund may invest without limit in foreign securities. International investing may involve certain risks, including foreign taxation, currency fluctuations, risks associated with possible differences in financial standards and other monetary and political risks.

Columbia Marsico 21st Century Fund

Shareholder expense example

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

•  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

•  For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

10/01/05-03/31/06

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical
Class A	1,000.00	1,000.00	1,190.58	1,018.35	7.21	6.64	1.32
Class B	1,000.00	1,000.00	1,186.29	1,014.61	11.28	10.40	2.07
Class C	1,000.00	1,000.00	1,186.29	1,014.61	11.28	10.40	2.07
Class R	1,000.00	1,000.00	1,083.80	1,016.80	3.30	8.20	1.63
Class Z	1,000.00	1,000.00	1,191.32	1,019.60	5.85	5.39	1.07

Expenses paid during the period are equal to the fund's respective class annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the transfer agent not waived a portion of the expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transaction costs, such as sales charges or redemption or exchange fees.

Columbia Marsico 21st Century Fund

Portfolio breakdown (as a % of net assets as of 03/31/06)

Portfolio holdings were current as of March 31, 2006, are subject to change and may not be representative of current holdings.

Top 10 holdings
1	Amylin Pharmaceuticals, Inc.	6.3%
2	Las Vegas Sands Corp.	5.1%
3	Station Casinos, Inc.	4.5%
4	UBS AG	4.3%
5	UnitedHealth Group, Inc.	3.8%
6	FedEx Corp.	3.3%
7	Wynn Resorts Ltd.	2.9%
8	Burlington Northern Santa Fe Corp.	2.9%
9	Motorola, Inc.	2.7%
10	St. Joe Co.	2.6%

The top 10 holdings are presented to illustrate examples of the industries and securities in which the fund invests.

Columbia Marsico 21st Century Fund

Performance

Growth of a $10,000 investment

Average annual total return

Class A shares

Since inception	NAV**	MOP*
(04/10/00 through 03/31/06)	5.26%	4.23%

The chart to the left shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia Marsico 21st Century Fund from the inception of the share class. The Russell 3000 Index tracks the performance of 3000 of the largest US companies, based on market capitalization. The index is unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing. The performance of Class B, Class C, Class R and Class Z shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

  Columbia Marsico 21st Century Fund - A without sales charge

  Columbia Marsico 21st Century Fund - A with sales charge

  Russell 3000 Index

Total return (as of 03/31/06)

	A		B		C		R+^	Z^
	NAV**	MOP*	NAV**	CDSC***	NAV**	CDSC***
Inception date	04/10/00		04/10/00		04/10/00		01/23/06	04/10/00
1 year performance	28.04%	20.65%	27.10%	22.10%	27.10%	26.10%	27.94%	28.33%
Average annual returns
5 years	14.28%	12.92%	13.42%	13.18%	13.42%	13.42%	14.26%	14.56%
Since inception	5.26%	4.23%	4.48%	4.34%	4.48%	4.48%	5.25%	5.53%

Performance presented here represents past performance, which cannot guarantee future results. The investment return and principal value of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted here. Performance data for the most recent month end may be obtained at www.columbiafunds.com. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Had sales charges, if any, been reflected, returns would have been lower. Class A shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge. Returns for Class B shares reflect a CDSC of 5.00% in the first year after purchase that declines to 1.00% in the sixth year and is eliminated thereafter. Returns for Class C shares reflect a CDSC of 1.00% in the first year after purchase.

+The return for Class R include the returns of Class A prior to 01/23/06, the date on which Class R was initially offered by they fund.

^Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class R shares are sold at net asset value. Class R and Class Z shares have limited eligibility and the investment minimum requirement may vary. All results shown assume reinvestment of distributions. Please see the portfolio's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Columbia Small Cap Growth Fund II

(formerly Nations Small Company Fund)

Portfolio Managers' commentary*

Investment Objective

The fund seeks long-term capital growth by investing primarily in equity securities.

Performance Review

For the 12-month period ended March 31, 2006, Columbia Small Cap Growth Fund II's class A shares provided shareholders with a total return of 30.90% without sales charge.**

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for most recent daily and month-end performance updates.

In the following interview, the fund's portfolio managers share their views on Columbia Small Cap Growth Fund II's performance for the 12-month period ended March 31, 2006.

Please describe the fund's investment style and philosophy.

We believe the fund has the potential to achieve above-average returns by investing in small-cap companies with long-term growth potential using an active approch to investment management, based on fundamental research. Our goal is to structure a high-quality portfolio through a well-defined investment process that pays attention to both valuation and risk.

In selecting securities for the portfolio, we focus on companies with steady growth prospects, successful business models and attractive valuations. Individual security weights are based on our level of conviction and outlook for a company's growth prospects, sustainability of growth, valuation and liquidity, as well as the overall risk management of the portfolio.

How did the fund perform during the past 12 months?

For the 12-month period ended March 31, 2006, the Columbia Small Cap Growth Fund II's class A shares returned 30.90% without sales charge, compared with a return of 27.84% for its benchmark, the Russell 2000 Growth Index.*** The fund also did better than the average return of its peer group, the Morningstar Small-Growth Category, which was 25.65%.

What economic and market factors most influenced performance?

The Federal Reserve Board maintained its vigilance in fighting inflation by raising interest rates. And, the American consumer had to deal with the continued rise in commodity prices, notably oil and gas, and their real or perceived impact on personal spending patterns. Geopolitical conflict continued in numerous locations around the world. Challenges aside, we remained focused on providing the long-term returns for our shareholders, and that practice remains a constant in our investment process regardless of economic and market factors. We stay focused on the long term.

*The outlook for this fund may differ from that presented for other Columbia Funds mutual funds and portfolios.

**For standardized performance, please refer to the Performance Table. The performance shown does not reflect the maximum front-end sales charge of 5.75%, which may apply to purchases of class A shares. The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment advisor and/or other service providers, which have the effect of increasing total return. Had all sales charges, fees and expenses been included, the total returns would have been lower.

***The Russell 2000 Growth Index measures the performance of those securities in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth rates Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

©2006 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

Columbia Small Cap Growth Fund II

Portfolio Managers' commentary (continued)

What investment decisions proved favorable to fund performance?****

Information technology and industrial holdings were the largest positive contributors to the fund's performance during the period. In the information technology sector, stock selection in the electronic equipment & instruments industry lead the way. Niche electronic manufacturer Plexus Corp was the main positive contributor as the company reported record earnings resulting from strong end market demand, pricing power and new customers. Itron, a leading automated meter-reading company also generated positive gains. The company's business continued to benefit as water, gas and electric utilities upgrade their meter systems and software to make them more competitive. Finally, TTM Technologies, Inc., a leading printed circuit board maker, had positive gains as the company continues to experience stable demand and improved pricing in its end markets.

Within the industrials sector, performance was helped by airfreight and logistics provider UTI Worldwide, Inc., which posted solid results and saw strong global demand for its services throughout the year. HUB Group, Inc., a full service transportation and logistics provider, also powered ahead on continued strong demand and positive industry fundamentals.

In health care, several biotechnology and service related-names did well. And in the financial sector, the fund's focus on capital market and asset management-related stocks did well.

What investment decisions proved unfavorable to fund performance?

Stock selection in hotels, restaurants and leisure in the consumer discretionary sector and within consumer staples detracted from performance. Within the consumer discretionary sector, BlueGreen Corp., a marketer and developer of residential and resort properties, declined after reporting earnings that reflected an increase in expenses, lower margins and lower-than-expected results in its timeshare business. Lions Gate Entertainment Corp. also suffered a decline. Within consumer staples, the fund lost ground because it didn't own stocks that rose strongly during the period.

Within the energy sector, the fund enjoyed solid returns and stock selection helped us identify strong performers among service and refining stocks. However, the fund was underweight in exploration and production stocks, which led the sector, and the underweight detracted from performance.

How have you positioned the fund to reflect your outlook for the period ahead?

Looking forward, we continue to maintain a positive outlook on both the market and small cap stocks. Generally, corporate balance sheets are healthy and merger and acquisition activity is robust. Additionally, we believe global and domestic economies look strong going into the first half of the year and earnings have the potential to look good. We remain focused on the long term and our goal, which is to provide strong long-term results.

****Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

Source for all statistical data — Columbia Management Advisors, LLC.

Columbia Small Cap Growth Fund II

Portfolio Managers' commentary (continued)

Daniel Cole has co-managed Columbia Small Cap Growth Fund II since September 2001. He is affiliated with Columbia Management Advisors, LLC, investment advisor to the fund. Columbia Management Advisors, LLC, is part of Columbia Management, the primary investment management division of Bank of America Corporation.

Paul Berlinguet has co-managed the fund since December 2005. He is affiliated with Columbia Management Advisors, LLC, investment advisor to the fund. Columbia Management Advisors, LLC, is part of Columbia Management, the primary investment management division of Bank of America Corporation.

Daniele Donahoe has co-managed the fund since December 2005. He is affiliated with Columbia Management Advisors, LLC, investment advisor to the fund. Columbia Management Advisors, LLC, is part of Columbia Management, the primary investment management division of Bank of America Corporation.

Jon Michael Morgan has co-managed the fund since December 2005. He is affiliated with Columbia Management Advisors, LLC, investment advisor to the fund. Columbia Management Advisors, LLC, is part of Columbia Management, the primary investment management division of Bank of America Corporation.

Clifford Siverd has co-managed the fund since December 2005. He is affiliated with Columbia Management Advisors, LLC, investment advisor to the fund. Columbia Management Advisors, LLC, is part of Columbia Management, the primary investment management division of Bank of America Corporation.

Equity securities are subject to stock market fluctuations that occur in response to economic and business developments.

Investments in small-cap stocks may be subject to greater volatility and price fluctuations because they may be thinly traded and less liquid than investments in larger companies.

Columbia Small Cap Growth Fund II

Shareholder expense example

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

•  For shareholders who receive their account statements from Columbia Management Distributors, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

•  For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number is in the column labeled "actual". Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

10/01/05-03/31/06

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical
Class A	1,000.00	1,000.00	1,181.90	1,018.80	6.69	6.19	1.23
Class B	1,000.00	1,000.00	1,176.81	1,015.06	10.75	9.95	1.98
Class C	1,000.00	1,000.00	1,177.71	1,015.06	10.75	9.95	1.98
Class Z	1,000.00	1,000.00	1,182.80	1,020.04	5.33	4.94	0.98

Expenses paid during the period are equal to the fund's respective class annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the transfer agent not waived a portion of the expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transaction costs, such as sales charges or redemption or exchange fees.

Columbia Small Cap Growth Fund II

Portfolio breakdown (as a % of net assets as of 03/31/06)

Portfolio holdings were current as of March 31, 2006, are subject to change and may not be representative of current holdings.

The fund invests all of its investable assets in Columbia Small Cap Growth Master Portfolio II. Information provided is for the Columbia Small Cap Growth Master Portfolio II.

Top 10 holdings
1	Wabtec Corp.	2.1%
2	Itron, Inc.	2.0%
3	General Cable Corp.	1.8%
4	Affiliated Managers Group	1.8%
5	Silicon Laboratories, Inc.	1.7%
6	Superior Energy Services, Inc.	1.7%
7	Frontier Oil Corp.	1.6%
8	HUB Group, Inc.	1.6%
9	Plexus Corp.	1.5%
10	Isle of Capris Casinos, Inc.	1.4%

The top 10 holdings are presented to illustrate examples of the industries and securities in which the fund invests.

Columbia Small Cap Growth Fund II

Performance

Growth of a $10,000 investment

Average annual total return

Class A shares

10-year	NAV**	MOP*
(04/01/1996 through 03/31/06)	9.41%	8.75%

The chart to the left shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia Small Cap Growth Fund II over the last 10 years. The Russell 2000 Growth Index is an unmanaged index which measures the performance of those securities in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth rates. The index is unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing. The performance of Class B, Class C and Class Z shares may vary based on the difference in sales loads and fees paid by the shareholders investing in each class.

The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

  Columbia Small Cap Growth Fund II - A without sales charge

  Columbia Small Cap Growth Fund II - A with sales charge

  Russell 2000 Growth Index

Total return (as of 03/31/06)

	A		B		C		Z^
	NAV**	MOP*	NAV**	CDSC***	NAV**	CDSC***
Inception date	12/12/95		12/12/95		09/22/97		12/12/95
1 year performance	30.90%	23.36%	29.92%	24.92%	29.93%	28.93%	31.26%
Average annual returns
5 years	7.83%	6.57%	7.01%	6.71%	7.02%	7.02%	8.11%
10 years/Life	9.41%	8.75%	8.62%	8.62%	5.52%	5.52%	9.69%

Performance presented here represents past performance, which cannot guarantee future results. The investment return and principal value of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted here. Performance data for the most recent month end may be obtained at www.columbiafunds.com. The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment advisor and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Had sales charges, if any, been reflected, returns would have been lower. Class A shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge. Returns for Class B shares reflect a CDSC of 5.00% in the first year after purchase that declines to 1.00% in the sixth year and is eliminated thereafter. Returns for Class C shares reflect a CDSC of 1.00% in the first year after purchase.

^Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class Z shares have limited eligibility and the investment minimum requirement may vary. All results shown assume reinvestment of distributions. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Columbia Convertible Securities Fund

Investment portfolio  March 31, 2006

Par ($)		Value ($)
	Convertible bonds — 70.1%
	Consumer discretionary — 12.0%
	Hotels, restaurants & leisure — 4.5%
3,680,000	Caesars Entertainment, Inc. 4.600% 04/15/24(a)	4,942,240
	Fairmont Hotels & Resorts, Inc.
5,964,000	3.750% 12/01/23(b)	7,052,430
5,803,000	3.750% 12/01/23	6,862,048
11,320,000	Four Seasons Hotels & Resorts 1.875% 07/30/24	10,725,700
14,803,000	Hilton Hotels Corp. 3.375% 04/15/23	17,967,141
9,143,000	Scientific Games Corp. 0.750% 12/01/24(b)	11,680,182
		59,229,741
	Internet & catalog retail — 1.6%
21,673,000	Amazon.com, Inc. 4.750% 02/01/09	20,616,441
	Media — 4.3%
9,010,000	EchoStar Communications Corp. 5.750% 05/15/08	8,897,375
14,795,000	Lamar Advertising Co. 2.875% 12/31/10	17,106,719
	Lions Gate Entertainment Corp.
1,630,000	2.938% 10/15/24	1,640,188
3,856,000	2.938% 10/15/24(b)	3,880,100
2,960,000	3.625% 03/15/25(b)	2,767,600
2,905,000	3.625% 03/15/25	2,716,175
5,000,000	Playboy Enterprises, Inc. 3.000% 03/15/25(b)	5,031,250
12,835,000	Walt Disney Co. 2.125% 04/15/23	13,781,581
		55,820,988
	Specialty retail — 1.6%
	CSK Auto Corp.
1,672,000	3.375% 08/15/25	1,534,060
2,987,000	3.375% 08/15/25(b)	2,740,573
1,990,000	4.625% 12/15/25(b)	1,955,175
2,940,000	Men's Wearhouse, Inc., 3.125% 10/15/23	3,891,825
9,950,000	United Auto Group, Inc. 3.500% 04/01/26(b)	10,733,562
		20,855,195
		156,522,365
	Consumer staples — 0.5%
	Household products — 0.5%
4,915,000	Church & Dwight 5.250% 08/15/33(b)	6,407,931

Par ($)		Value ($)
	Energy — 4.7%
	Energy equipment & services — 3.5%
6,967,000	Halliburton Co. 3.125% 07/15/23	13,768,534
2,460,000	Hanover Compress Co. 4.750% 01/15/14	3,376,350
995,000	Maverick Tube Corp. 1.875% 11/15/25(b)	1,431,556
	Pride International, Inc.
5,513,000	3.250% 05/01/33(b)	7,332,290
1,880,000	3.250% 05/01/33	2,500,400
10,743,000	Schlumberger Ltd. 2.125% 06/01/23	17,537,947
		45,947,077
	Oil, gas & consumable fuels — 1.2%
1,987,000	Cheniere Energy, Inc. 2.250% 08/01/12(b)	2,553,295
3,231,000	Chesapeake Energy Corp. 2.750% 11/15/35(b)	3,445,054
	OMI Corp.
6,997,000	2.875% 12/01/24(b)	6,297,300
3,460,000	2.875% 12/01/24	3,114,000
		15,409,649
		61,356,726
	Financials — 4.3%
	Commercial banks — 0.4%
4,820,000	Wells Fargo & Co. 4.430% 05/01/33(a)	4,791,080
	Consumer finance — 1.1%
14,385,000	American Express Co. 1.850% 12/01/33(b)	14,906,456
	Diversified financial services — 0.7%
8,955,000	CapitalSource, Inc. 3.500% 07/15/34(b)	9,033,356
	Insurance — 0.9%
3,488,000	American Equity Investment Life Insurance Co. 5.250% 12/06/24(b)	4,355,640
6,665,000	Conseco, Inc. 3.500% 09/30/35(b)(c) (0.000% 09/30/10)	7,314,838
		11,670,478
	Real estate — 1.2%
12,052,000	Host Marriott Corp. 3.250% 04/15/24(b)	15,532,015
		55,933,385

See Accompanying Notes to Financial Statements.

Columbia Convertible Securities Fund

Investment portfolio (continued)  March 31, 2006

Par ($)		Value ($)
	Health care — 20.5%
	Biotechnology — 5.2%
	Amgen, Inc.
1,988,000	0.125% 02/01/11(b)	2,002,910
1,988,000	0.375% 02/01/13(b)	2,007,880
5,965,000	Amylin Pharmaceuticals 2.500% 04/15/11(b)	9,066,800
737,000	BioMarin Pharmaceuticals, Inc. 2.500% 03/29/13	770,165
7,820,000	Cubist Pharmaceuticals 5.500% 11/01/08	7,556,075
2,500,000	Dov Pharmaceutical, Inc. 2.500% 01/15/25(b)	2,331,250
	Icos Corp.
9,880,000	2.000% 07/01/23(b)	7,817,550
2,880,000	2.000% 07/01/23	2,278,800
	Invitrogen Corp.
8,910,000	2.000% 08/01/23	10,057,162
6,700,000	2.250% 12/15/06	6,507,375
1,964,000	3.250% 06/15/25	1,900,170
3,346,000	Millennium Pharmaceuticals, Inc. 5.500% 01/15/07	3,304,175
	PDL BioPharma Inc.
982,000	2.000% 02/15/12	1,465,635
3,210,000	2.000% 02/15/12(b)	4,790,925
1,104,000	2.750% 08/16/23	1,869,900
4,400,000	Vertex Pharmaceuticals 5.000% 09/19/07	4,449,500
		68,176,272
	Health care equipment & supplies — 5.8%
14,920,000	Advanced Medical Optics, Inc. 2.500% 07/15/24(b)	16,169,550
5,875,000	Bausch & Lomb, Inc. 5.311% 08/01/23(a)	7,706,825
5,399,000	Cytyc Corp. 2.250% 03/15/24	5,932,151
7,955,000	Edwards Lifesciences Corp. 3.875% 05/15/33	7,915,225
15,532,000	Fisher Scientific International, Inc. 3.250% 03/01/24	16,677,485
13,618,000	Medtronic, Inc. 1.250% 09/15/21	13,498,843
7,368,000	St. Jude Medical, Inc. 2.800% 12/15/35	7,266,690
		75,166,769
	Health care providers & services — 5.3%
6,130,000	Apria Healthcare Group, Inc. 3.375% 09/01/33	5,915,450
12,880,000	Health Management Associates, Inc. 1.500% 08/01/23(b)	12,896,100
3,980,000	Henry Schein, Inc. 3.000% 08/15/34(b)	4,721,275

Par ($)		Value ($)
	Health care providers & services — (continued)
2,015,000	LifePoint Hospitals, Inc. 3.250% 08/15/25(b)	1,712,750
3,820,000	3.250% 08/15/25	3,247,000
12,890,000	Lincare Holdings, Inc. 3.000% 06/15/33(b)	12,390,512
	Manor Care, Inc.
982,000	2.125% 08/01/35	1,064,243
2,500,000	2.125% 08/01/35(b)	2,709,375
16,188,000	Omnicare, Inc. 3.250% 12/15/35	15,520,245
9,690,000	WebMD Corp. 1.750% 06/15/23	8,842,125
		69,019,075
	Pharmaceuticals — 4.2%
19,060,000	Sepracor, Inc. 5.000% 02/15/07	18,893,225
17,680,000	Teva Pharmaceutical Finance Co., BV 1.750% 02/01/26	17,481,100
2,455,000	Teva Pharmaceutical Finance LLC 0.250% 02/01/26	2,476,481
5,600,000	Watson Pharmaceuticals, Inc. 1.750% 03/15/23	5,152,000
9,925,000	Wyeth 4.239% 01/15/24(a)(b)	10,569,133
		54,571,939
		266,934,055
	Industrials — 5.8%
	Aerospace & defense — 2.7%
2,944,000	Ceradyne, Inc. 2.875% 12/15/35	3,267,840
	L-3 Communications Corp.
3,740,000	3.000% 08/01/35	3,842,850
11,095,000	3.000% 08/01/35(b)	11,400,113
13,594,000	Lockheed Martin Corp. 4.499% 08/15/33(a)	15,729,617
685,000	United Industrial Corp. 3.750% 09/15/24(b)	1,137,956
		35,378,376
	Airlines — 0.1%
1,958,000	ExpressJet Holdings, Inc. 4.250% 08/01/23	1,693,670
	Construction & engineering — 0.6%
4,830,000	Fluor Corp. 1.500% 02/15/24	7,564,988
	Electrical equipment — 0.8%
2,303,000	Medis Technologies Ltd. 6.000% 07/15/10(b)	3,057,232
10,860,000	Roper Industries, Inc. 1.481% 01/15/34	6,882,525
		9,939,757

See Accompanying Notes to Financial Statements.

Columbia Convertible Securities Fund

Investment portfolio (continued)  March 31, 2006

Par ($)		Value ($)
	Industrial conglomerates — 0.2%
2,413,000	Tyco International Ltd. 3.125% 01/15/23(b)	3,082,608
	Road & rail — 1.1%
	Yellow Corp.
5,759,000	3.375% 11/25/23	6,406,887
5,935,000	5.000% 08/08/23	7,455,844
		13,862,731
	Trading companies & distributors — 0.3%
1,965,000	GATX Corp. 5.000% 08/15/23(b)	3,342,956
		74,865,086
	Information technology — 14.7%
	Communications equipment — 2.6%
5,910,000	Andrew Corp. 3.250% 08/15/13(b)	6,353,250
7,255,000	AT&T Corp. - Liberty Media Group 3.500% 01/15/31(b)	7,327,550
8,650,000	Liberty Media Corp. 3.500% 01/15/31	8,736,500
3,723,000	Powerwave Technologies, Inc. 1.875% 11/15/24	4,974,859
7,017,000	SafeNet, Inc. 2.500% 12/15/10(b)	6,411,784
		33,803,943
	Computers & peripherals — 0.5%
5,549,000	Hutchinson Technology, Inc. 3.250% 01/15/26	5,805,641
	Electronic equipment & instruments — 1.4%
1,961,000	Avnet, Inc. 2.000% 03/15/34	1,926,683
	Vishay Intertechnology, Inc.
9,880,000	3.625% 08/01/23(b)	9,867,650
6,670,000	3.625% 08/01/23	6,661,662
		18,455,995
	Internet software & services — 0.4%
4,975,000	CNET Networks, Inc. 0.750% 04/15/24(b)	5,111,813
	IT services — 3.5%
8,282,000	Ciber, Inc. 2.875% 12/15/23(b)	7,184,635
9,920,000	CSG Systems International, Inc. 2.500% 06/15/24(b)	9,858,000
11,910,000	DST Systems, Inc. 4.125% 08/15/23(b)	15,274,575
12,940,000	Electronic Data Systems Corp. 3.875% 07/15/23(b)	13,392,900
		45,710,110

Par ($)		Value ($)
	Semiconductors & semiconductor equipment — 3.0%
3,200,000	Agere Systems, Inc. 6.500% 12/15/09	3,152,000
2,990,000	ASM International NV 4.250% 12/06/11(b)	3,300,213
9,470,000	Fairchild Semiconductor Corp. 5.000% 11/01/08	9,351,625
12,923,000	Intel Corp. 2.950% 12/15/35(b)	11,081,472
2,982,000	ON Semiconductor Corp. 1.875% 12/15/25(b)	3,556,035
9,040,000	Skyworks Solutions, Inc. 4.750% 11/15/07	9,028,700
		39,470,045
	Software — 3.3%
6,874,000	Amdocs Ltd. 0.500% 03/15/24	6,813,852
10,232,000	BEA Systems, Inc. 4.000% 12/15/06	10,129,680
	Fair Isaac Corp.
3,955,000	1.500% 08/15/23(b)	4,152,750
4,900,000	1.500% 08/15/23	5,145,000
5,480,000	Open Solutions, Inc. 1.467% 02/02/35(b)(c) (0.000% 02/02/12)	3,233,200
11,420,000	Sybase, Inc. 1.750% 02/22/25(b)	11,434,275
1,980,000	Veritas Software Corp. 0.250% 08/01/13(b)	1,940,400
		42,849,157
		191,206,704
	Materials — 1.2%
	Containers & packaging — 1.2%
16,070,000	Sealed Air Corp. 3.000% 06/30/33(b)	15,748,600
	Telecommunication services — 4.8%
	Diversified telecommunication services — 0.8%
5,473,000	Commonwealth Telephone Enterprises, Inc. 3.250% 07/15/23	5,397,746
2,338,000	Liberty Media Corp. 4.000% 11/15/29	1,426,180
2,944,000	Time Warner Telecom, Inc. 2.375% 04/01/26	3,374,560
		10,198,486
	Wireless telecommunication services — 4.0%
	American Tower Corp.
2,510,000	3.000% 08/15/12(b)	3,956,388
9,790,000	3.000% 08/15/12	15,431,488
100,000	5.000% 02/15/10	99,000

See Accompanying Notes to Financial Statements.

Columbia Convertible Securities Fund

Investment portfolio (continued)  March 31, 2006

Par ($)		Value ($)
	Wireless telecommunication services — (continued)
3,975,000	Logix Communications Enterprises 1.500% 10/01/25(b)	3,910,406
18,950,000	Nextel Communications, Inc. 5.250% 01/15/10	18,950,000
7,460,000	NII Holdings, Inc. 2.750% 08/15/25(b)	9,912,475
		52,259,757
		62,458,243
	Utilities — 1.6%
	Electric utilities — 0.7%
	Centerpoint Energy, Inc.
2,979,000	2.875% 01/15/24(b)	3,038,580
5,580,000	3.750% 05/15/23	6,158,925
		9,197,505
	Multi-utilities — 0.9%
1,950,000	CMS Energy Corp. 2.875% 12/01/24	2,086,500
9,355,000	Dominion Resources, Inc. 2.125% 12/15/23	9,507,019
		11,593,519
		20,791,024
	Total convertible bonds (Cost of $851,414,285)	912,224,119
Shares
	Convertible preferred stocks — 17.2%
	Consumer discretionary — 0.1%
	Media — 0.1%
998	Interpublic Group of Companies, Inc., 5.250%(b)	933,130
	Consumer staples — 1.6%
	Beverages — 0.7%
236,050	Constellation Brands, Inc., 5.750%	8,851,875
	Food products — 0.9%
450,500	Lehman Brothers Holdings, Inc., 6.250%	11,938,250
		20,790,125
	Energy — 2.1%
	Oil, gas & consumable fuels — 2.1%
76,170	Amerada Hess Corp., 7.000%	9,102,315
100,000	Chesapeake Energy Corp., 5.000%(b)	13,662,500
24,500	Chesapeake Energy Corp., 4.500%	2,318,313
39,760	Goodrich Petroleum Corp., 5.375%(b)	2,109,057
		27,192,185
	Financials — 6.4%
	Capital markets — 0.1%
24,630	E*Trade Financial Corp., 6.125%	849,735

Shares		Value ($)
	Insurance — 3.8%
389,000	Citigroup Funding, Inc., 0.000%	12,479,120
1,490	Fortis Insurance, 7.750%(b)	1,963,820
47,700	Hartford Financial Services Group, Inc., 7.000%	3,446,325
107,370	Metlife, Inc., 6.375%	2,885,569
66,000	Reinsurance Group of America, Inc., 5.750%	3,976,500
240,045	Travelers Property Casualty Corp., 4.500%	5,758,680
155,210	UnumProvident Corp., 8.250%	5,318,987
632,950	XL Capital Ltd., 6.500%	14,045,160
		49,874,161
	Real estate — 1.3%
294,000	Citigroup Regency Centers, 2.000%	16,252,320
22,077	FelCor Lodging Trust, Inc., 7.800%	551,925
		16,804,245
	Thrifts & mortgage finance — 1.2%
139,250	Sovereign Capital Trust IV, 4.375%	6,318,469
76,800	Washington Mutual, 5.375%	4,115,712
101,200	Washington Mutual, 5.375%(b)	5,423,308
		15,857,489
		83,385,630
	Health care — 1.1%
	Health care providers & services — 0.1%
21,330	Omnicare Capital Trust II, 4.000%	1,533,094
	Pharmaceuticals — 1.0%
267,650	Schering-Plough Corp., 6.000%	13,583,237
		15,116,331
	Industrials — 0.6%
	Aerospace & defense — 0.4%
40,000	Northrop Grumman Corp., 7.000%	5,370,000
	Road & rail — 0.2%
2,209	Kansas City Southern, 5.125%	2,323,592
		7,693,592
	Information technology — 0.8%
	Office electronics — 0.8%
80,090	Xerox Corp., 6.250%	9,971,205
	Materials — 1.7%
	Chemicals — 0.9%
228,000	Celanese Corp., 4.250%	6,897,000
108,238	Huntsman Corp., 5.000%	4,640,704
		11,537,704
	Containers & packaging — 0.2%
97,000	Smurfit-Stone Container Corp., 7.000%	2,194,625
	Metals & mining — 0.6%
6,270	Freeport-McMoRan Copper & Gold, Inc., 5.500%(b)	8,038,924

See Accompanying Notes to Financial Statements.

Columbia Convertible Securities Fund

Investment portfolio (continued)  March 31, 2006

Shares		Value ($)
460	Freeport-McMoRan Copper & Gold, Inc., 5.500%	589,777
		8,628,701
		22,361,030
	Telecommunication services — 0.8%
	Wireless telecommunication services — 0.8%
187,085	Crown Castle International Corp., 6.250%	10,009,047
	Utilities — 2.0%
	Electric utilities — 0.7%
185,695	Entergy Corp., 7.625%	9,429,592
	Gas utilities — 0.4%
92,920	Southern Union Co., 5.000%	4,622,770
	Independent power producers — 0.7%
33,568	NRG Energy, Inc., 4.000%	8,073,104
1,358	NRG Energy, Inc., 5.750%	1,705,988
		9,779,092
	Multi-utilities — 0.2%
49,200	Dominion Resources, Inc., 8.750%	2,496,408
		26,327,862
	Total convertible preferred stocks (Cost of $198,230,217)	223,780,137
	Common stocks — 10.2%
	Consumer discretionary — 0.3%
	Hotels, restaurants & leisure — 0.1%
93,000	Centerplate, Inc.	1,199,700
	Multiline retail — 0.2%
40,000	Federated Department Stores, Inc.	2,920,000
		4,119,700
	Consumer staples — 0.4%
	Household products — 0.4%
100,000	Procter & Gamble Co.	5,762,000
	Energy — 1.9%
	Oil, gas & consumable fuels — 1.9%
108,400	Exxon Mobil Corp.	6,597,224
133,184	Massey Energy Co.	4,803,947
603,676	Williams Companies, Inc.	12,912,630
		24,313,801
	Financials — 0.6%
	Insurance — 0.6%
94,078	Prudential Financial, Inc.	7,132,053

Shares		Value ($)
	Health care — 1.6%
	Biotechnology — 0.4%
70,300	Amgen, Inc.(d)	5,114,325
	Health care equipment & supplies — 1.2%
386,787	Baxter International, Inc.	15,011,203
20,000	Medtronic, Inc.	1,015,000
		16,026,203
		21,140,528
	Industrials — 2.6%
	Building products — 0.9%
386,599	Lennox International, Inc.	11,543,846
	Industrial conglomerates — 0.7%
359,075	Tyco International Ltd.	9,651,936
	Machinery — 1.0%
61,000	Cummins, Inc.	6,411,100
100,000	Danaher Corp.	6,355,000
		12,766,100
		33,961,882
	Information technology — 2.2%
	Communications equipment — 0.1%
30,000	SafeNet, Inc.(d)	794,400
	Electronic equipment & instruments — 0.9%
265,000	Trimble Navigation Ltd.(d)	11,938,250
	Internet software & services — 0.6%
255,600	Yahoo!, Inc.(d)	8,245,656
	IT services — 0.6%
176,000	Automatic Data Processing, Inc.	8,039,680
		29,017,986
	Materials — 0.6%
	Containers & packaging — 0.6%
180,016	Temple-Inland, Inc.	8,019,713
	Total common stocks (Cost of $101,920,911)	133,467,663

See Accompanying Notes to Financial Statements.

Columbia Convertible Securities Fund

Investment portfolio (continued)  March 31, 2006

Par ($)		Value ($)
	Short-term obligation — 1.4%
17,835,000	Repurchase agreement with State Street Bank & Trust Co. dated 03/31/06, due 04/03/06 at 4.670%, collateralized by a U.S. Government Obligation maturing 04/18/08, market value of $18,193,672 (repurchase proceeds $17,841,941)	17,835,000
	Total short-term obligation (Cost of $17,835,000)	17,835,000

Total investments (Cost of $1,169,400,413)(e)	98.9%	1,287,306,919
Other assets & liabilities, net	1.1%	14,218,642
Net assets	100.0%	1,301,525,561

Notes to Investment Portfolio:

(a)  The interest rate shown on floating rate or variable rate securities reflects the rate at March 31, 2006.

(b)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2006, these securities, which are not illiquid, amounted to $423,835,168, which represents 32.6% of net assets.

(c)  Step bond. Shown parenthetically is the next interest rate to be paid and the date the Fund will begin accruing at this rate.

(d)  Non-income producing security.

(e)  Cost for federal income tax purposes is $1,170,287,164.

At March 31, 2006, the asset allocation of the Fund was as follows:

Asset Allocation (Unaudited)	% of Net Assets
Convertible bonds	70.1%
Convertible preferred stocks	17.2
Common stocks	10.2
Short-term obligation	1.4
Other assets & liabilities, net	1.1
100.0%

See Accompanying Notes to Financial Statements.

Columbia Asset Allocation Fund II

Investment portfolio  March 31, 2006

Shares		Value ($)
	Common stocks — 65.0%
	Consumer discretionary — 7.3%
	Automobiles — 0.3%
9,800	Harley-Davidson, Inc.	508,424
	Diversified consumer services — 0.2%
900	Career Education Corp.(a)	33,957
6,100	Weight Watchers International, Inc.	313,540
		347,497
	Hotels, restaurants & leisure — 0.9%
7,400	Brinker International, Inc.	312,650
9,600	Darden Restaurants, Inc.	393,888
400	GTECH Holdings Corp.	13,620
14,000	McDonald's Corp.	481,040
500	Panera Bread Co., Class A(a)	37,590
6,800	Yum! Brands, Inc.	332,248
		1,571,036
	Household durables — 0.7%
1,600	Lennar Corp., Class A	96,608
600	NVR, Inc.(a)	443,370
5,800	Pulte Homes, Inc.	222,836
11,200	Toll Brothers, Inc.(a)	387,856
		1,150,670
	Leisure equipment & products — 0.2%
15,600	Marvel Entertainment, Inc.(a)	313,872
	Media — 1.5%
15,200	CBS Corp. Class B	364,496
4,400	Clear Channel Communications, Inc.	127,644
11,100	EchoStar Communications Corp., Class A(a)	331,557
400	Gannett Co., Inc.	23,968
1,295	Interpublic Group of Companies, Inc.(a)	12,380
700	John Wiley & Sons, Inc., Class A	26,495
3,000	Liberty Media Corp., Class A(a)	24,630
1,200	Live Nation, Inc.(a)	23,808
4,400	McGraw-Hill Companies, Inc.	253,528
47,600	Time Warner, Inc.	799,204
9,300	Viacom, Inc., Class B(a)	360,840
8,300	Walt Disney Co.	231,487
		2,580,037
	Multiline retail — 0.7%
18,400	Dollar General Corp.	325,128
7,200	J.C. Penney Co., Inc.	434,952
7,500	Nordstrom, Inc.	293,850
3,700	Target Corp.	192,437
		1,246,367
	Specialty retail — 2.6%
400	Abercrombie & Fitch Co., Class A	23,320
1,000	American Eagle Outfitters, Inc.	29,860
28,900	Autonation, Inc.(a)	622,795

Shares		Value ($)
	Specialty retail — (continued)
700	AutoZone, Inc.(a)	69,783
9,900	Barnes & Noble, Inc.	457,875
3,400	Bed Bath & Beyond, Inc.(a)	130,560
22,100	Gap, Inc.	412,828
21,100	Home Depot, Inc.	892,530
17,800	Limited Brands, Inc.	435,388
500	Lowe's Companies, Inc.	32,220
1,000	Sherwin-Williams Co.	49,440
29,800	Staples, Inc.	760,496
17,400	TJX Companies, Inc.	431,868
		4,348,963
	Textiles, apparel & luxury goods — 0.2%
3,200	Coach, Inc.(a)	110,656
2,000	NIKE, Inc., Class B	170,200
		280,856
		12,347,722
	Consumer staples — 5.5%
	Beverages — 1.7%
35,800	Coca-Cola Co.	1,498,946
7,300	Diageo PLC, ADR	463,039
2,900	Pepsi Bottling Group, Inc.	88,131
13,800	PepsiCo, Inc.	797,502
		2,847,618
	Food & staples retailing — 1.1%
9,800	Kroger Co.	199,528
1,400	Safeway, Inc.	35,168
6,200	SUPERVALU, Inc.	191,084
10,900	Sysco Corp.	349,345
23,700	Wal-Mart Stores, Inc.	1,119,588
		1,894,713
	Food products — 0.5%
6,100	General Mills, Inc.	309,148
800	Hormel Foods Corp.	27,040
13,600	Pilgrim's Pride Corp.	294,712
21,000	Tyson Foods, Inc., Class A	288,540
		919,440
	Household products — 0.6%
17,400	Procter & Gamble Co.	1,002,588
	Personal products — 0.0%
400	Avon Products, Inc.	12,468
	Tobacco — 1.6%
18,400	Altria Group, Inc.	1,303,824
12,400	Reynolds American, Inc.	1,308,200
		2,612,024
		9,288,851
	Energy — 5.7%
	Energy equipment & services — 0.2%
5,100	BJ Services Co.	176,460
3,800	Patterson-UTI Energy, Inc.	121,448
		297,908

See Accompanying Notes to Financial Statements.

Columbia Asset Allocation Fund II

Investment portfolio (continued)  March 31, 2006

Shares		Value ($)
	Oil, gas & consumable fuels — 5.5%
1,800	Amerada Hess Corp.	256,320
2,400	Anadarko Petroleum Corp.	242,424
8,300	Apache Corp.	543,733
3,700	Burlington Resources, Inc.	340,067
16,300	Chevron Corp.	944,911
21,000	ConocoPhillips	1,326,150
5,000	Devon Energy Corp.	305,850
56,600	Exxon Mobil Corp.	3,444,676
5,200	Kerr-McGee Corp.	496,496
2,800	Marathon Oil Corp.	213,276
3,500	Newfield Exploration Co.(a)	146,650
3,600	Occidental Petroleum Corp.	333,540
10,200	Sunoco, Inc.	791,214
		9,385,307
		9,683,215
	Financials — 14.0%
	Capital markets — 3.3%
900	Ameriprise Financial, Inc.	40,554
800	Bear Stearns Companies, Inc.	110,960
19,100	Charles Schwab Corp.	328,711
7,300	Goldman Sachs Group, Inc.	1,145,808
4,500	Lehman Brothers Holdings, Inc.	650,385
13,100	Mellon Financial Corp.	466,360
14,800	Merrill Lynch & Co., Inc.	1,165,648
15,700	Morgan Stanley	986,274
500	Northern Trust Corp.	26,250
11,600	State Street Corp.	700,988
800	T. Rowe Price Group, Inc.	62,568
		5,684,506
	Commercial banks — 2.3%
400	BB&T Corp.	15,680
10,000	Comerica, Inc.	579,700
1,300	KeyCorp	47,840
1,800	Marshall & Ilsley Corp.	78,444
3,600	National City Corp.	125,640
800	PNC Financial Services Group, Inc.	53,848
4,400	Popular, Inc.	91,344
5,000	SunTrust Banks, Inc.	363,800
31,300	U.S. Bancorp	954,650
11,900	Wachovia Corp.	666,995
13,700	Wells Fargo & Co.	875,019
		3,852,960
	Consumer finance — 0.3%
4,500	American Express Co.	236,475
2,500	AmeriCredit Corp.(a)	76,825
2,300	Capital One Financial Corp.	185,196
900	SLM Corp.	46,746
		545,242
	Diversified financial services — 2.3%
47,400	Citigroup, Inc.	2,238,702
36,900	JPMorgan Chase & Co.	1,536,516
900	Leucadia National Corp.	53,694
		3,828,912

Shares		Value ($)
	Insurance — 4.3%
15,600	Allstate Corp.	812,916
5,800	Ambac Financial Group, Inc.	461,680
22,300	American International Group, Inc.	1,473,807
1,600	CNA Financial Corp.(a)	50,944
10,300	Endurance Specialty Holdings Ltd.	335,265
4,200	Fidelity National Financial, Inc.	149,226
12,100	Fidelity National Title Group, Inc., Class A	275,517
7,800	Hartford Financial Services Group, Inc.	628,290
1,500	Lincoln National Corp.	81,885
5,100	MBIA, Inc.	306,663
11,400	MetLife, Inc.	551,418
7,700	Principal Financial Group, Inc.	375,760
3,700	Progressive Corp.	385,762
10,400	Prudential Financial, Inc.	788,424
3,400	SAFECO Corp.	170,714
9,000	St. Paul Travelers Companies, Inc.	376,110
1,200	Transatlantic Holdings, Inc.	70,140
		7,294,521
	Real estate — 0.4%
800	Apartment Investment & Management Co., Class A, REIT	37,520
600	Boston Properties, Inc., REIT	55,950
1,500	CB Richard Ellis Group, Inc., Class A(a)	121,050
1,600	Equity Office Properties Trust, REIT	53,728
4,600	Forest City Enterprises, Inc. Class A	216,890
2,300	General Growth Properties, Inc., REIT	112,401
200	Vornado Realty Trust, REIT	19,200
		616,739
	Thrifts & mortgage finance — 1.1%
3,100	Countrywide Financial Corp.	113,770
6,700	Fannie Mae	344,380
7,800	Freddie Mac	475,800
2,100	IndyMac Bancorp, Inc.	85,953
5,500	MGIC Investment Corp.	366,465
5,800	PMI Group, Inc.	266,336
5,700	Washington Mutual, Inc.	242,934
		1,895,638
		23,718,518
	Health care — 8.5%
	Biotechnology — 1.7%
17,600	Amgen, Inc.(a)	1,280,400
3,300	Cephalon, Inc.(a)	198,825
2,200	Genentech, Inc.(a)	185,922
12,000	Gilead Sciences, Inc.(a)	746,640
7,900	Techne Corp.(a)	475,106
		2,886,893
	Health care equipment & supplies — 1.1%
900	Becton, Dickinson & Co.	55,422
2,200	Biomet, Inc.	78,144

See Accompanying Notes to Financial Statements.

Columbia Asset Allocation Fund II

Investment portfolio (continued)  March 31, 2006

Shares		Value ($)
	Health care equipment & supplies — (continued)
39,000	Boston Scientific Corp.(a)	898,950
5,500	Kinetic Concepts, Inc.(a)	226,435
11,100	Medtronic, Inc.	563,325
5,900	PerkinElmer, Inc.	138,473
		1,960,749
	Health care providers & services — 2.3%
12,000	Aetna, Inc.	589,680
4,500	AmerisourceBergen Corp.	217,215
5,600	Cardinal Health, Inc.	417,312
3,700	Caremark Rx, Inc.	181,966
5,000	CIGNA Corp.	653,100
200	Express Scripts, Inc.(a)	17,580
1,800	HCA, Inc.	82,422
1,700	Health Net, Inc.(a)	86,394
10,400	McKesson Corp.	542,152
16,300	UnitedHealth Group, Inc.	910,518
1,800	WellPoint, Inc.(a)	139,374
		3,837,713
	Pharmaceuticals — 3.4%
12,800	Abbott Laboratories	543,616
16,600	Endo Pharmaceuticals Holdings, Inc.(a)	544,646
10,100	Forest Laboratories, Inc.(a)	450,763
27,400	Johnson & Johnson	1,622,628
2,000	King Pharmaceuticals, Inc.(a)	34,500
10,500	Merck & Co., Inc.	369,915
74,900	Pfizer, Inc.	1,866,508
6,200	Wyeth	300,824
		5,733,400
		14,418,755
	Industrials — 7.3%
	Aerospace & defense — 1.2%
200	Alliant Techsystems, Inc.(a)	15,434
6,400	Boeing Co.	498,752
3,900	Lockheed Martin Corp.	293,007
6,300	Northrop Grumman Corp.	430,227
1,700	Precision Castparts Corp.	100,980
5,100	Raytheon Co.	233,784
7,300	United Technologies Corp.	423,181
		1,995,365
	Air freight & logistics — 1.1%
17,300	C.H. Robinson Worldwide, Inc.	849,257
5,400	FedEx Corp.	609,876
5,700	United Parcel Service, Inc., Class B	452,466
		1,911,599
	Airlines — 0.1%
4,100	Southwest Airlines Co.	73,759
	Building products — 0.0%
1,600	American Standard Companies, Inc.	68,576

Shares		Value ($)
	Commercial services & supplies — 1.1%
1,400	ARAMARK Corp., Class B	41,356
59,300	Cendant Corp.	1,028,855
800	Corporate Executive Board Co.	80,720
5,100	Herman Miller, Inc.	165,291
1,700	R.R. Donnelley & Sons Co.	55,624
6,100	Robert Half International, Inc.	235,521
20,600	ServiceMaster Co.	270,272
		1,877,639
	Electrical equipment — 0.5%
15,500	Roper Industries, Inc.	753,765
	Industrial conglomerates — 1.9%
9,300	3M Co.	703,917
70,800	General Electric Co.	2,462,424
		3,166,341
	Machinery — 0.8%
7,800	Danaher Corp.	495,690
4,300	Illinois Tool Works, Inc.	414,133
700	Paccar, Inc.	49,336
3,600	Pentair, Inc.	146,700
4,500	SPX Corp.	240,390
		1,346,249
	Road & rail — 0.1%
700	J.B. Hunt Transport Services, Inc.	15,078
5,100	YRC Worldwide, Inc.(a)	194,106
		209,184
	Trading companies & distributors — 0.3%
7,300	MSC Industrial Direct Co., Class A	394,346
2,200	W.W. Grainger, Inc.	165,770
		560,116
	Transportation — 0.2%
12,000	Laidlaw International, Inc.	326,400
		12,288,993
	Information technology — 10.3%
	Communications equipment — 2.1%
92,300	Cisco Systems, Inc.(a)	2,000,141
46,100	Motorola, Inc.	1,056,151
8,900	QUALCOMM, Inc.	450,429
		3,506,721
	Computers & peripherals — 2.0%
4,300	Apple Computer, Inc.(a)	269,696
38,900	Dell, Inc.(a)	1,157,664
27,700	Hewlett-Packard Co.	911,330
12,200	International Business Machines Corp.	1,006,134
2,900	Western Digital Corp.(a)	56,347
		3,401,171
	Electronic equipment & instruments — 0.1%
3,000	Amphenol Corp., Class A	156,540

See Accompanying Notes to Financial Statements.

Columbia Asset Allocation Fund II

Investment portfolio (continued)  March 31, 2006

Shares		Value ($)
	Internet software & services — 0.0%
100	Google, Inc., Class A(a)	39,000
	IT services — 0.8%
9,300	Accenture Ltd., Class A	279,651
6,300	Computer Sciences Corp.(a)	349,965
9,600	Fiserv, Inc.(a)	408,480
7,700	Global Payments, Inc.	408,177
		1,446,273
	Office electronics — 0.0%
2,500	Xerox Corp.(a)	38,000
	Semiconductors & semiconductor equipment — 2.7%
11,200	Advanced Micro Devices, Inc.(a)	371,392
114,100	Intel Corp.	2,207,835
12,700	Lam Research Corp.(a)	546,100
2,200	Linear Technology Corp.	77,176
2,100	Micron Technology, Inc.(a)	30,912
10,400	National Semiconductor Corp.	289,536
30,200	Texas Instruments, Inc.	980,594
		4,503,545
	Software — 2.6%
10,700	Autodesk, Inc.(a)	412,164
136	CA, Inc.	3,701
9,700	Intuit, Inc.(a)	515,943
76,400	Microsoft Corp.	2,078,844
72,100	Oracle Corp.(a)	987,049
13,900	Reynolds & Reynolds Co., Class A	394,760
		4,392,461
		17,483,711
	Materials — 2.2%
	Chemicals — 1.1%
10,600	Dow Chemical Co.	430,360
600	Eastman Chemical Co.	30,708
43,800	Lyondell Chemical Co.	871,620
8,100	PPG Industries, Inc.	513,135
1,049	Tronox, Inc. Class B(a)	17,814
		1,863,637
	Construction materials — 0.0%
200	Martin Marietta Materials, Inc.	21,406
	Containers & packaging — 0.1%
3,000	Ball Corp.	131,490
3,500	Owens-Illinois, Inc.(a)	60,795
		192,285
	Metals & mining — 1.0%
5,300	Freeport-McMoRan Copper & Gold, Inc., Class B	316,781
10,300	Nucor Corp.	1,079,337
2,800	Phelps Dodge Corp.	225,484
		1,621,602
		3,698,930

Shares		Value ($)
	Telecommunication services — 2.0%
	Diversified telecommunication services — 1.4%
29,100	AT&T, Inc.	786,864
15,600	BellSouth Corp.	540,540
200	CenturyTel, Inc.	7,824
3,200	Citizens Communications Co.	42,464
31,300	Verizon Communications, Inc.	1,066,078
		2,443,770
	Wireless telecommunication services — 0.6%
9,500	Crown Castle International Corp.(a)	269,325
1,700	NII Holdings, Inc.(a)	100,249
23,100	Sprint Nextel Corp.	596,904
400	Telephone & Data Systems, Inc.	15,776
		982,254
		3,426,024
	Utilities — 2.2%
	Electric utilities — 0.9%
18,200	American Electric Power Co., Inc.	619,164
500	Edison International	20,590
2,500	Exelon Corp.	132,250
12,500	FirstEnergy Corp.	611,250
3,000	Pepco Holdings, Inc.	68,370
400	PPL Corp.	11,760
		1,463,384
	Gas utilities — 0.4%
13,200	Energen Corp.	462,000
100	Equitable Resources, Inc.	3,651
5,600	ONEOK, Inc.	180,600
		646,251
	Independent power producers & energy traders — 0.3%
5,200	Constellation Energy Group, Inc.	284,492
7,200	TXU Corp.	322,272
		606,764
	Multi-utilities — 0.6%
43,500	CenterPoint Energy, Inc.	518,955
8,200	DTE Energy Co.	328,738
4,800	PG&E Corp.	186,720
		1,034,413
		3,750,812
	Total common stocks (Cost of $87,369,919)	110,105,531

See Accompanying Notes to Financial Statements.

Columbia Asset Allocation Fund II

Investment portfolio (continued)  March 31, 2006

Par ($)		Value ($)
	Corporate fixed-income bonds & notes — 9.2%
	Basic materials — 0.2%
	Forest products & paper — 0.1%
158,000	Westvaco Corp. 8.200% 01/15/30	172,938
	Metals & mining — 0.1%
225,000	Alcan, Inc. 4.500% 05/15/13	207,481
		380,419
	Communications — 1.0%
	Media — 0.2%
78,000	Comcast Cable Communications, Inc. 7.125% 06/15/13	82,714
51,000	TCI Communications, Inc. 9.875% 06/15/22	65,056
88,000	Time Warner, Inc. 9.125% 01/15/13	101,774
		249,544
	Telecommunication services — 0.8%
250,000	AT&T, Inc. 5.100% 09/15/14	237,583
53,000	British Telecommunications PLC 8.375% 12/15/10	59,132
41,000	Cingular Wireless Services, Inc. 8.125% 05/01/12	46,033
183,000	Deutsche Telekom International Finance BV 5.250% 07/22/13	176,187
37,000	New Cingular Wireless Services, Inc. 8.750% 03/01/31	46,813
	Sprint Capital Corp.
24,000	6.125% 11/15/08	24,412
116,000	8.750% 03/15/32	144,708
28,000	Verizon Global Funding Corp. 7.750% 12/01/30	30,865
224,000	Verizon New England, Inc. 6.500% 09/15/11	227,021
140,000	Verizon Pennsylvania, Inc., Series 2001 A, 5.650% 11/15/11	137,757
250,000	Vodafone Group PLC 7.750% 02/15/10	268,058
		1,398,569
		1,648,113
	Consumer cyclical — 0.6%
	Auto manufacturers — 0.1%
199,000	DaimlerChrysler N.A. Holding Corp. 4.050% 06/04/08	192,633

Par ($)		Value ($)
	Home builders — 0.3%
156,000	Dr. Horton, Inc. 7.875% 08/15/11	166,920
183,000	KB Home 5.750% 02/01/14	168,131
97,000	Toll Brothers, Inc. 4.950% 03/15/14	87,651
		422,702
	Retail — 0.2%
	Target Corp.
22,000	5.375% 06/15/09	22,105
66,000	5.875% 03/01/12	67,619
325,000	Wal-Mart Stores, Inc. 4.550% 05/01/13	309,416
		399,140
		1,014,475
	Consumer non-cyclical — 1.3%
	Beverages — 0.4%
325,000	Coca-Cola Enterprises, Inc. 5.750% 11/01/08	328,706
365,000	Diageo Capital PLC 3.375% 03/20/08	351,770
		680,476
	Cosmetics/personal care — 0.0%
51,000	Procter & Gamble Co. 4.750% 06/15/07	50,799
	Food — 0.4%
250,000	General Mills, Inc. 2.625% 10/24/06	246,348
225,000	Kroger Co. 6.200% 06/15/12	228,216
175,000	Safeway, Inc. 4.950% 08/16/10	169,594
		644,158
	Healthcare products — 0.2%
250,000	Baxter FinCo BV 4.750% 10/15/10(b)	241,610
	Healthcare services — 0.2%
325,000	UnitedHealth Group, Inc. 3.375% 08/15/07	316,963
45,000	WellPoint, Inc. 6.375% 01/15/12	46,677
		363,640
	Household products/wares — 0.1%
200,000	Fortune Brands, Inc. 5.125% 01/15/11	195,811
		2,176,494
	Energy — 0.6%
	Oil & gas — 0.1%
175,000	XTO Energy, Inc. 7.500% 04/15/12	191,218

See Accompanying Notes to Financial Statements.

Columbia Asset Allocation Fund II

Investment portfolio (continued)  March 31, 2006

Par ($)		Value ($)
	Pipelines — 0.5%
270,000	Kinder Morgan Energy Partners LP 7.300% 08/15/33	292,633
125,000	TEPPCO Partners LP 7.625% 02/15/12	135,327
325,000	TransCanada Corp. 5.850% 03/15/36	318,202
		746,162
		937,380
	Financials — 3.5%
	Banks — 0.6%
300,000	Marshall & Ilsley Corp. 4.375% 08/01/09	292,000
186,000	National City Bank 4.625% 05/01/13	175,695
189,000	U.S. Bank NA 6.375% 08/01/11	197,329
325,000	Wachovia Corp. 4.875% 02/15/14	308,903
		973,927
	Diversified financial services — 2.4%
153,000	American Express Co. 4.750% 06/17/09	150,903
125,000	Capital One Financial Corp. 5.500% 06/01/15	120,692
	Caterpillar Financial Services Corp.
103,000	2.350% 09/15/06	101,740
154,000	5.950% 05/01/06	154,099
87,000	CIT Group, Inc. 7.375% 04/02/07	88,748
70,000	Citigroup Global Markets Holdings, Inc. 6.500% 02/15/08	71,529
337,000	Citigroup, Inc. 5.000% 09/15/14	323,239
302,000	Countrywide Home Loans, Inc. 5.500% 08/01/06	302,259
200,000	Credit Suisse First Boston USA, Inc. 4.875% 08/15/10	195,812
307,000	General Electric Capital Corp. 6.750% 03/15/32	341,820
275,000	Goldman Sachs Group, Inc. 6.345% 02/15/34	271,220
450,000	HSBC Finance Corp. 5.000% 06/30/15	423,474
475,000	JPMorgan Chase Capital XV 5.875% 03/15/35	443,420
200,000	Lehman Brothers Holdings, Inc. 5.000% 01/14/11	196,573
70,000	MassMutual Global Funding II 2.550% 07/15/08(b)	65,920
149,000	Merrill Lynch & Co., Inc. 6.000% 02/17/09	151,855
300,000	Morgan Stanley 4.750% 04/01/14	280,388

Par ($)		Value ($)
	Diversified financial services — (continued)
144,000	Principal Life Global Funding 6.250% 02/15/12(b)	149,418
300,000	SLM Corp. 5.125% 08/27/12	293,079
		4,126,188
	Insurance — 0.2%
325,000	Genworth Financial, Inc. 4.750% 06/15/09	318,683
	Real estate — 0.0%
16,000	ERP Operating LP 5.200% 04/01/13	15,568
	Real estate investment trusts — 0.2%
58,000	Health Care Property Investors, Inc. 6.450% 06/25/12	59,790
200,000	Simon Property Group LP 5.750% 12/01/15(b)	196,305
		256,095
	Savings & loans — 0.1%
	Washington Mutual, Inc.
195,000	4.625% 04/01/14	178,023
50,000	5.625% 01/15/07	50,006
		228,029
		5,918,490
	Industrials — 0.9%
	Aerospace & defense — 0.3%
150,000	Lockheed Martin Corp. 8.500% 12/01/29	196,326
73,000	Raytheon Co. 5.375% 04/01/13	72,129
325,000	United Technologies Corp. 7.125% 11/15/10	347,332
		615,787
	Environmental control — 0.1%
118,000	Waste Management, Inc. 7.375% 08/01/10	125,981
	Machinery — 0.2%
300,000	John Deere Capital Corp. 4.625% 04/15/09	293,840
	Transportation — 0.3%
325,000	CSX Corp. 6.750% 03/15/11	340,950
225,000	Union Pacific Corp. 3.875% 02/15/09	215,842
		556,792
		1,592,400

See Accompanying Notes to Financial Statements.

Columbia Asset Allocation Fund II

Investment portfolio (continued)  March 31, 2006

Par ($)		Value ($)
	Technology — 0.1%
	Computers — 0.1%
	International Business Machines Corp.
104,000	4.875% 10/01/06	103,806
150,000	6.220% 08/01/27	155,005
		258,811
		258,811
	Utilities — 1.0%
	Electric — 0.9%
250,000	American Electric Power Co., Inc. 5.250% 06/01/15	239,406
225,000	CenterPoint Energy Houston Electric LLC 5.750% 01/15/14	224,235
108,000	Consolidated Edison Co. of New York 4.700% 06/15/09	106,179
225,000	Exelon Generation Co. 6.950% 06/15/11	238,099
200,000	Midamerican Energy Holdings Co. 6.125% 04/01/36(b)	195,798
113,000	NiSource Finance Corp. 5.400% 07/15/14	109,666
18,000	NY State Electric & Gas Corp. 5.750% 05/01/23	17,243
57,000	Public Service Electric & Gas Co. 4.000% 11/01/08	55,134
275,000	Scottish Power PLC 5.375% 03/15/15	266,861
93,000	Virginia Electric & Power Co. 5.375% 02/01/07	92,939
		1,545,560
	Gas — 0.1%
150,000	Sempra Energy 4.750% 05/15/09	147,031
		1,692,591
	Total corporate fixed-income bonds & notes (Cost of $15,960,583)	15,619,173
	Mortgage-backed securities — 8.6%
	Federal Home Loan Mortgage Corp.
3,314,313	5.000% 07/01/20	3,231,085
1,527,171	5.000% 09/01/20	1,488,821
481,015	5.000% 10/01/20	468,935
239,976	5.500% 01/01/21	238,417
160,396	6.500% 07/01/29	164,296
395,962	6.500% 11/01/32	404,492
3,353	8.000% 07/01/10	3,383
74,194	8.000% 09/01/25	79,141
	Federal National Mortgage Association
4,698,013	5.000% 10/01/20	4,582,151
42,101	5.449% 08/01/36(c)	42,706
1,088,331	5.500% 06/01/35	1,062,649

Par ($)		Value ($)
	Mortgage-backed securities — (continued)
565,502	5.500% 10/01/35	552,158
994,464	6.000% 02/01/36	994,464
250,000	6.000% 04/01/36	250,000
629,582	6.500% 10/01/24	645,609
34,777	6.500% 07/01/32	35,581
20,151	6.500% 05/01/33	20,617
35,776	7.500% 10/01/11	37,142
80,492	8.500% 08/01/11	83,557
70,582	10.000% 09/01/18	77,261
34,335	Government National Mortgage Association 7.500% 12/15/23	36,130
	Total mortgage-backed securities (Cost of $14,751,607)	14,498,595
	Government & agency obligations — 6.7%
	Foreign government obligations — 0.8%
325,000	Province of Ontario 3.500% 09/17/07	318,087
375,000	Province of Quebec 7.000% 01/30/07	380,485
	Republic of Italy
123,000	2.750% 12/15/06	121,283
302,000	3.750% 12/14/07	295,645
191,000	United Mexican States 7.500% 04/08/33	212,965
		1,328,465
	U.S. Government agencies — 0.8%
1,300,000	Federal National Mortgage Association 5.250% 08/01/12	1,286,822
	U.S. Government obligations — 5.1%
	U.S. Treasury Bonds
4,705,000	6.250% 08/15/23	5,336,134
1,435,000	7.250% 05/15/16	1,697,111
1,565,461	U.S. Treasury Inflation Index Notes 3.875% 01/15/09	1,638,964
		8,672,209
	Total Government & agency obligations (Cost of $11,516,131)	11,287,496
	Collateralized mortgage obligations — 6.0%
	Agency — 2.0%
	Federal Home Loan Mortgage Corp.
1,300,000	4.000% 09/15/15	1,248,599
1,500,000	4.500% 03/15/21	1,432,470

See Accompanying Notes to Financial Statements.

Columbia Asset Allocation Fund II

Investment portfolio (continued)  March 31, 2006

Par ($)		Value ($)
	Agency — (continued)
	Federal National Mortgage Association
278,916	5.500% 08/25/17	275,965
260,000	6.000% 04/25/17	263,795
30,790	7.000% 01/25/21	31,053
	Vendee Mortgage Trust
11,054,833	0.303% 03/15/29(c)(d)(g)	75,439
7,821,772	0.444% 09/15/27(c)(d)(g)	86,453
		3,413,774
	Non-agency — 4.0%
	Countrywide Alternative Loan Trust
1,301,838	5.250% 03/25/35	1,266,410
1,140,278	5.250% 08/25/35	1,127,952
1,752,520	5.500% 10/25/35	1,732,574
1,400,000	Washington Mutual Mortgage Securities Corp. 5.500% 10/25/35	1,386,233
1,299,888	Wells Fargo Alternative Loan Trust 5.500% 02/25/35	1,280,354
		6,793,523
	Total collateralized mortgage obligations (Cost of $10,458,409)	10,207,297
	Commercial mortgage-backed securities — 2.1%
1,430,000	Bear Stearns Commercial Mortgage Securities 5.449% 12/11/40	1,406,762
1,200,000	LB-UBS Commercial Mortgage Trust 5.084% 02/15/31	1,182,469
5,097,421	Merrill Lynch Mortgage Investors, Inc. 0.576% 12/15/30(c)(g)	131,417
790,000	Merrill Lynch Mortgage Trust 5.417% 11/12/37(c)	770,528
	Total commercial mortgage-backed securities (Cost of $3,599,826)	3,491,176
	Asset-backed securities — 1.9%
125,252	American Express Credit Account Master Trust 1.690% 01/15/09	124,392
284,174	AmeriCredit Automobile Receivables Trust 2.070% 08/06/08	282,269
58,820	Bank One Auto Securitization Trust 1.820% 09/20/07	58,638
621,000	Citibank Credit Card Issuance Trust 2.500% 04/07/08	620,918
500,000	Citibank Credit Card Master Trust I 6.100% 05/15/08	500,641
19,099	First Plus Home Loan Trust 7.720% 05/10/24	19,123

Par ($)		Value ($)
	Asset-backed securities — (continued)
118,726	Ford Credit Auto Owner Trust 2.700% 06/15/07	118,349
676,000	Honda Auto Receivables Owner Trust 3.060% 10/21/09	658,855
229,440	Long Beach Mortgage Loan Trust 4.898% 04/25/35(c)	229,463
288,070	Nissan Auto Receivables Owner Trust 2.700% 12/17/07	286,344
353,179	Volkswagen Auto Loan Enhanced Trust 2.270% 10/22/07	350,842
	Total asset-backed securities (Cost of $3,263,750)	3,249,834
Units
	Warrant — 0.0%
	Materials — 0.0%
	Chemicals — 0.0%
195	Solutia, Inc.(a)(b)(d)(e)(f)	—
	Total warrant (Cost of $—)	—

Total investments (Cost of $146,920,225)(h)	99.5%	168,459,102
Other assets & liabilities, net	0.5%	899,562
Net assets	100.0%	169,358,664

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2006, these securities, which are not illiquid, amounted to $849,051, which represents 0.5% of net assets.

(c)  The interest rate shown on floating rate or variable rate securities reflects the rate at March 31, 2006.

(d)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws or in transactions exempt from registration. At March 31, 2006, the value of these securities, which are not illiquid, represent 0.1% of net assets.

(e)  Security has no value.

(f)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees.

(g)  Interest only security.

(h)  Cost for federal income tax purposes is $147,134,181.

See Accompanying Notes to Financial Statements.

Columbia Asset Allocation Fund II

Investment portfolio (continued)  March 31, 2006

At March 31, 2006, the asset allocation of the Fund was as follows:

Asset Allocation (Unaudited)	% of Net Assets
Common stocks	65.0%
Corporate fixed-income bonds & notes	9.2
Mortgage-backed securities	8.6
Government & agency obligations	6.7
Collateralized mortgage obligations	6.0
Commercial mortgage-backed securities	2.1
Asset-backed securities	1.9
Other assets & liabilities, net	0.5
100.0%

Acronym	Name
ADR	American Depositary Receipt

REIT	Real Estate Investment Trust

See Accompanying Notes to Financial Statements.

Columbia Large Cap Value Fund

Investment portfolio  March 31, 2006

Shares		Value ($)
	Common stocks — 97.7%
	Consumer discretionary — 8.5%
	Auto components — 0.8%
396,000	Johnson Controls, Inc.	30,068,280
	Hotels, restaurants & leisure — 3.1%
348,249	Carnival Corp.	16,496,555
1,324,219	McDonald's Corp.	45,500,165
820,600	Starwood Hotels & Resorts Worldwide, Inc.	55,579,238
		117,575,958
	Media — 1.1%
22,301	Interpublic Group of Companies, Inc.(a)	213,197
1,995,600	News Corp., Class A	33,146,916
119,117	Viacom, Inc., Class A(a)	4,616,975
126,950	Viacom, Inc., Class B(a)	4,925,660
		42,902,748
	Multiline retail — 2.0%
542,507	Federated Department Stores, Inc.	39,603,011
645,890	J.C. Penney Co., Inc.	39,018,215
		78,621,226
	Specialty retail — 1.5%
739,000	Office Depot, Inc.(a)	27,520,360
1,251,200	Staples, Inc.	31,930,624
		59,450,984
		328,619,196
	Consumer staples — 4.8%
	Beverages — 1.9%
614,198	Diageo PLC, ADR	38,958,579
621,375	PepsiCo, Inc.	35,909,262
		74,867,841
	Food products — 0.9%
902,400	Cadbury Schweppes PLC, ADR	36,096,000
	Tobacco — 2.0%
1,067,177	Altria Group, Inc.	75,620,162
		186,584,003
	Energy — 13.2%
	Energy equipment & services — 4.2%
197,800	ENSCO International, Inc.	10,176,810
541,749	Halliburton Co.	39,558,512
333,719	Nabors Industries Ltd.(a)	23,887,606
753,400	National-Oilwell Varco, Inc.(a)	48,308,008
317,640	Schlumberger Ltd.	40,203,695
		162,134,631
	Oil, gas & consumable fuels — 9.0%
554,680	ConocoPhillips	35,028,042
1,450,928	Exxon Mobil Corp.	88,303,478
474,745	Marathon Oil Corp.	36,161,326
287,100	Murphy Oil Corp.	14,303,322

Shares		Value ($)
	Oil, gas & consumable fuels — (continued)
855,100	Occidental Petroleum Corp.	79,225,015
993,800	Valero Energy Corp.	59,409,364
1,645,100	Williams Companies, Inc.	35,188,689
		347,619,236
		509,753,867
	Financials — 34.9%
	Capital markets — 7.4%
1,609,083	Bank of New York Co., Inc.	57,991,351
93,300	Deutsche Bank AG, Registered Shares	10,658,592
4,994	Franklin Resources, Inc.	470,635
277,081	Goldman Sachs Group, Inc.	43,490,634
162,400	Lehman Brothers Holdings, Inc.	23,471,672
1,224,486	Merrill Lynch & Co., Inc.	96,440,517
502,789	Morgan Stanley	31,585,205
469,300	Nuveen Investments, Class A	22,596,795
		286,705,401
	Commercial banks — 11.0%
1,017,903	Marshall & Ilsley Corp.	44,360,213
1,672,900	Mitsubishi UFJ Financial Group, Inc., ADR	25,444,809
634,679	PNC Financial Services Group, Inc.	42,720,244
213,300	SunTrust Banks, Inc.	15,519,708
2,908,382	U.S. Bancorp	88,705,651
285,200	UnionBanCal Corp.	20,009,632
1,806,707	Wachovia Corp.	101,265,927
1,378,607	Wells Fargo & Co.	88,051,629
		426,077,813
	Diversified financial services — 5.6%
203,500	CIT Group, Inc.	10,891,320
3,094,510	Citigroup, Inc.	146,153,707
1,404,210	JPMorgan Chase & Co.	58,471,305
		215,516,332
	Insurance — 7.2%
666,901	Allstate Corp.	34,752,211
486,473	Ambac Financial Group, Inc.	38,723,251
876,147	American International Group, Inc.	57,904,555
1,065,200	Genworth Financial, Inc., Class A	35,609,636
484,160	Hartford Financial Services Group, Inc.	38,999,088
836,371	St. Paul Travelers Companies, Inc.	34,951,944
915,500	UnumProvident Corp.	18,749,440
280,116	XL Capital Ltd., Class A	17,958,237
		277,648,362
	Real estate — 2.6%
397,038	Archstone-Smith Trust, REIT	19,363,543
1,587,700	Host Marriott Corp., REIT	33,976,780
589,086	Kimco Realty Corp., REIT	23,940,455
446,900	ProLogis Trust, REIT	23,909,150
		101,189,928

See Accompanying Notes to Financial Statements.

Columbia Large Cap Value Fund

Investment portfolio (continued)  March 31, 2006

Shares		Value ($)
	Thrifts & mortgage finance — 1.1%
627,100	Golden West Financial Corp.	42,580,090
		1,349,717,926
	Health care — 9.6%
	Health care equipment & supplies — 0.9%
828,300	Baxter International, Inc.	32,146,323
	Health care providers & services — 2.1%
535,596	Aetna, Inc.	26,319,188
427,286	CIGNA Corp.	55,812,097
		82,131,285
	Pharmaceuticals — 6.6%
827,000	AstraZeneca PLC, ADR	41,540,210
716,180	GlaxoSmithKline PLC, ADR	37,463,376
676,610	Novartis AG, ADR	37,511,258
3,981,238	Pfizer, Inc.	99,212,451
833,400	Sanofi-Aventis, ADR	39,544,830
		255,272,125
		369,549,733
	Industrials — 8.6%
	Aerospace & defense — 2.3%
490,126	General Dynamics Corp.	31,358,261
978,180	United Technologies Corp.	56,705,095
		88,063,356
	Industrial conglomerates — 0.8%
953,416	General Electric Co.	33,159,809
	Machinery — 3.0%
771,400	Caterpillar, Inc.	55,394,234
364,725	Eaton Corp.	26,613,983
819,000	Ingersoll-Rand Co., Ltd., Class A	34,226,010
		116,234,227
	Road & rail — 2.5%
502,900	Burlington Northern Santa Fe Corp.	41,906,657
568,000	Norfolk Southern Corp.	30,711,760
243,300	Union Pacific Corp.	22,712,055
		95,330,472
		332,787,864
	Information technology — 5.5%
	Communications equipment — 1.0%
813,300	Motorola, Inc.	18,632,703
950,900	Nokia Oyj, ADR	19,702,648
		38,335,351
	Computers & peripherals — 2.8%
2,223,080	Hewlett-Packard Co.	73,139,332
432,080	International Business Machines Corp.	35,633,637
		108,772,969

Shares		Value ($)
	Electronic equipment & instruments — 0.8%
790,300	Agilent Technologies, Inc.(a)	29,675,765
	Semiconductors & semiconductor equipment — 0.9%
912,500	Fairchild Semiconductor International, Inc.(a)	17,401,375
1,964,400	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	19,761,864
		37,163,239
		213,947,324
	Materials — 5.8%
	Chemicals — 0.7%
537,100	Rohm and Haas Co.	26,248,077
	Construction materials — 1.3%
358,400	Cemex SA de CV, ADR	23,396,352
289,500	Vulcan Materials Co.	25,085,175
		48,481,527
	Containers & packaging — 0.4%
957,900	Crown Holdings, Inc.(a)	16,993,146
	Metals & mining — 3.4%
441,700	Freeport-McMoRan Copper & Gold, Inc., Class B	26,400,409
252,700	Nucor Corp.	26,480,433
301,900	Phelps Dodge Corp.	24,312,007
209,200	Rio Tinto PLC, ADR	43,304,400
160,500	United States Steel Corp.	9,739,140
		130,236,389
		221,959,139
	Telecommunication services — 2.5%
	Diversified telecommunication services — 2.5%
1,775,151	AT&T, Inc.	48,000,083
1,452,202	Verizon Communications, Inc.	49,462,000
		97,462,083
	Utilities — 4.3%
	Electric utilities — 3.5%
754,412	Edison International	31,066,686
482,410	Entergy Corp.	33,257,345
787,031	Exelon Corp.	41,633,940
721,100	FPL Group, Inc.	28,944,954
		134,902,925
	Multi-utilities — 0.8%
818,235	PG&E Corp.	31,829,342
		166,732,267
	Total common stocks (Cost of $3,055,066,094)	3,777,113,402

See Accompanying Notes to Financial Statements.

Columbia Large Cap Value Fund

Investment portfolio (continued)  March 31, 2006

Shares		Value ($)
	Convertible preferred stocks — 0.6%
	Financials — 0.6%
	Insurance — 0.6%
136,100	Genworth Financial, Inc., 6.000%	4,989,426
728,111	XL Capital Ltd., 7.000%	18,064,434
		23,053,860
	Total convertible preferred stocks (Cost of $21,880,457)	23,053,860
Units
	Warrant — 0.0%
	Information technology — 0.0%
	Communications equipment — 0.0%
41	Lucent Technologies, Inc. Expires 12/10/07(a)	26
	Total warrant (Cost of $26)	26
Par ($)
	Short-term obligation — 1.1%
43,864,000	Repurchase agreement with State Street Bank & Trust Co., dated 03/31/06, due 04/03/06 at 4.670%, collateralized by a U.S. Government Obligation maturing 02/15/08, market value of $44,741,516 (repurchase proceeds $43,881,070)	43,864,000
	Total short-term obligation (Cost of $43,864,000)	43,864,000

Total investments (Cost of $3,120,810,577)(b)	99.4%	3,844,031,288
Other assets & liabilities, net	0.6%	23,991,466
Net assets	100.0%	3,868,022,754

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $3,123,689,738.

At March 31, 2006, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Financials	35.5%
Energy	13.2
Health care	9.6
Industrials	8.6
Consumer discretionary	8.5
Materials	5.8
Information technology	5.5
Consumer staples	4.8
Utilities	4.3
Telecommunication services	2.5
Short-term obligation	1.1
Other assets & liabilities, net	0.6
100.0%

Acronym	Name
ADR	American Depositary Receipt

REIT	Real Estate Investment Trust

See Accompanying Notes to Financial Statements.

Columbia Mid Cap Value Fund

Investment portfolio  March 31, 2006

Shares		Value ($)
	Common stocks — 96.1%
	Consumer discretionary — 9.5%
	Auto components — 1.5%
239,700	BorgWarner, Inc.	14,391,588
356,200	Johnson Controls, Inc.	27,046,266
		41,437,854
	Hotels, restaurants & leisure — 2.4%
174,500	Harrah's Entertainment, Inc.	13,604,020
447,800	Outback Steakhouse, Inc.	19,703,200
456,700	Starwood Hotels & Resorts Worldwide, Inc.	30,932,291
		64,239,511
	Media — 1.0%
726,900	Dow Jones & Co., Inc.	28,567,170
	Multiline retail — 1.8%
404,455	Federated Department Stores, Inc.	29,525,215
323,400	J.C. Penney Co., Inc.	19,536,594
		49,061,809
	Specialty retail — 2.8%
750,200	Office Depot, Inc.(a)	27,937,448
680,100	Pacific Sunwear of California, Inc.(a)	15,071,016
1,316,000	TJX Companies, Inc.	32,663,120
		75,671,584
		258,977,928
	Consumer staples — 5.8%
	Beverages — 1.0%
168,600	Fomento Economico Mexicano SA de CV, ADR	15,453,876
439,200	Pepsi Bottling Group, Inc.	13,347,288
		28,801,164
	Food & staples retailing — 1.9%
1,008,600	Kroger Co.	20,535,096
1,011,600	SUPERVALU, Inc.	31,177,512
		51,712,608
	Food products — 2.2%
676,761	Corn Products International, Inc.	20,011,823
706,000	Dean Foods Co.(a)	27,413,980
858,100	Tyson Foods, Inc., Class A	11,790,294
		59,216,097
	Household products — 0.7%
313,100	Clorox Co.	18,739,035
		158,468,904
	Energy — 6.9%
	Energy equipment & services — 1.9%
402,600	Dresser-Rand Group, Inc.(a)	10,004,610
212,308	National-Oilwell Varco, Inc.(a)	13,613,189
209,000	Technip SA, ADR	14,199,460
256,700	Tidewater, Inc.	14,177,541
		51,994,800

Shares		Value ($)
	Oil, gas & consumable fuels — 5.0%
142,500	Amerada Hess Corp.	20,292,000
216,400	Kerr-McGee Corp.	20,661,872
148,501	Marathon Oil Corp.	11,311,321
167,400	Murphy Oil Corp.	8,339,868
333,700	Newfield Exploration Co.(a)	13,982,030
208,900	Tesoro Corp.	14,276,226
1,650,600	Williams Companies, Inc.	35,306,334
280,021	XTO Energy, Inc.	12,200,515
		136,370,166
		188,364,966
	Financials — 26.4%
	Capital markets — 1.9%
234,300	Bear Stearns Companies, Inc.	32,497,410
376,900	Nuveen Investments, Class A	18,147,735
100,810	Waddell & Reed Financial, Inc., Class A	2,328,711
		52,973,856
	Commercial banks — 9.3%
545,700	Bank of Hawaii Corp.	29,091,267
256,500	City National Corp.	19,696,635
484,200	Comerica, Inc.	28,069,074
510,650	Cullen/Frost Bankers, Inc.	27,447,437
899,700	Marshall & Ilsley Corp.	39,208,926
528,500	Mercantile Bankshares Corp.	20,320,825
383,500	SVB Financial Group(a)	20,344,675
255,137	TCF Financial Corp.	6,569,778
287,500	UnionBanCal Corp.	20,171,000
450,900	Whitney Holding Corp.	15,988,914
330,850	Zions Bancorporation	27,371,221
		254,279,752
	Diversified financial services — 1.0%
520,700	CIT Group, Inc.	27,867,864
	Insurance — 6.0%
357,350	Ambac Financial Group, Inc.	28,445,060
901,200	Conseco, Inc.(a)	22,367,784
624,900	Genworth Financial, Inc., Class A	20,890,407
359,500	Lincoln National Corp.	19,625,105
193,500	Loews Corp.	19,582,200
922,537	Old Republic International Corp.	20,129,757
676,200	Platinum Underwriters Holdings Ltd.	19,677,420
186,600	XL Capital Ltd., Class A	11,962,926
		162,680,659
	Real estate — 5.0%
439,100	Archstone-Smith Trust, REIT	21,414,907
283,700	Boston Properties, Inc., REIT	26,455,025
611,100	Equity Office Properties Trust, REIT	20,520,738
259,000	General Growth Properties, Inc., REIT	12,657,330

See Accompanying Notes to Financial Statements.

Columbia Mid Cap Value Fund

Investment portfolio (continued)  March 31, 2006

Shares		Value ($)
	Real estate — (continued)
1,280,700	Host Marriott Corp., REIT	27,406,980
521,800	ProLogis Trust, REIT	27,916,300
		136,371,280
	Thrifts & mortgage finance — 3.2%
417,700	Golden West Financial Corp.	28,361,830
658,900	PMI Group, Inc.	30,256,688
1,251,900	Sovereign Bancorp, Inc.	27,429,129
		86,047,647
		720,221,058
	Health care — 5.4%
	Biotechnology — 1.0%
202,800	Charles River Laboratories International, Inc.(a)	9,941,256
552,300	PDL BioPharma, Inc.(a)	18,115,440
		28,056,696
	Health care equipment & supplies — 1.3%
381,200	Hospira, Inc.(a)	15,042,152
274,600	Millipore Corp.(a)	20,062,276
		35,104,428
	Health care providers & services — 2.4%
280,800	CIGNA Corp.	36,678,096
516,100	Community Health Systems, Inc.(a)	18,657,015
187,488	Universal Health Services, Inc., Class B	9,522,516
		64,857,627
	Pharmaceuticals — 0.7%
432,900	Shire Pharmaceuticals Group PLC, ADR	20,125,521
12	Teva Pharmaceutical Industries Ltd., ADR	494
		20,126,015
		148,144,766
	Industrials — 14.0%
	Aerospace & defense — 0.6%
375,159	Goodrich Corp.	16,360,684
	Building products — 0.7%
416,200	American Standard Companies, Inc.	17,838,332
	Commercial services & supplies — 2.0%
679,000	ARAMARK Corp., Class B	20,057,660
248,200	Avery Dennison Corp.	14,514,736
334,800	Manpower, Inc.	19,143,864
		53,716,260

Shares		Value ($)
	Construction & engineering — 1.6%
178,500	Fluor Corp.	15,315,300
227,100	Jacobs Engineering Group, Inc.(a)	19,698,654
132,100	McDermott International, Inc.(a)	7,192,845
		42,206,799
	Electrical equipment — 0.8%
263,400	Cooper Industries Ltd., Class A	22,889,460
	Industrial conglomerates — 1.1%
326,900	Textron, Inc.	30,529,191
	Machinery — 5.1%
25,416	Barnes Group, Inc.	1,029,348
589,600	Dover Corp.	28,630,976
337,200	Eaton Corp.	24,605,484
192,300	Harsco Corp.	15,887,826
574,100	Ingersoll-Rand Co., Ltd., Class A	23,991,639
355,500	Kennametal, Inc.	21,735,270
295,100	Parker Hannifin Corp.	23,788,011
		139,668,554
	Marine — 0.5%
312,300	Alexander & Baldwin, Inc.	14,890,464
	Road & rail — 1.6%
405,900	Canadian Pacific Railway Ltd.	20,282,823
429,200	Norfolk Southern Corp.	23,206,844
		43,489,667
		381,589,411
	Information technology — 7.8%
	Communications equipment — 0.2%
252,600	CommScope, Inc.(a)	7,211,730
	Computers & peripherals — 0.0%
105,800	Seagate Technology, Inc., Escrow Shares(b)	1,058
	Electronic equipment & instruments — 3.9%
728,700	Agilent Technologies, Inc.(a)	27,362,685
793,700	Arrow Electronics, Inc.(a)	25,612,699
875,600	Ingram Micro, Inc., Class A(a)	17,512,000
204,100	Mettler-Toledo International, Inc.(a)	12,315,394
641,650	Tektronix, Inc.	22,913,321
		105,716,099

See Accompanying Notes to Financial Statements.

Columbia Mid Cap Value Fund

Investment portfolio (continued)  March 31, 2006

Shares		Value ($)
	Semiconductors & semiconductor equipment — 2.6%
560,800	ATI Technologies, Inc.(a)	9,634,544
697,900	Fairchild Semiconductor International, Inc.(a)	13,308,953
456,900	Freescale Semiconductor, Inc., Class A(a)	12,706,389
248,200	KLA-Tencor Corp.	12,002,952
160,000	Lam Research Corp.(a)	6,880,000
253,500	MEMC Electronic Materials, Inc.(a)	9,359,220
253,300	Novellus Systems, Inc.(a)	6,079,200
		69,971,258
	Software — 1.1%
489,833	Activision, Inc.(a)	6,754,797
595,500	Cadence Design Systems, Inc.(a)	11,010,795
114,700	Electronic Arts, Inc.(a)	6,276,384
294,200	Synopsys, Inc.(a)	6,575,370
		30,617,346
		213,517,491
	Materials — 10.2%
	Chemicals — 5.6%
371,700	Air Products & Chemicals, Inc.	24,974,523
304,100	Ashland, Inc.	21,615,428
681,700	Celanese Corp., Series A	14,295,249
232,100	Cytec Industries, Inc.	13,928,321
455,600	Lubrizol Corp.	19,522,460
853,000	Nalco Holding Co.(a)	15,098,100
319,100	PPG Industries, Inc.	20,214,985
431,400	Rohm and Haas Co.	21,082,518
43,635	Tronox, Inc. Class B(a)	741,357
		151,472,941
	Construction materials — 1.8%
210,600	Cemex SA de CV, ADR	13,747,968
200,300	Martin Marietta Materials, Inc.	21,438,109
164,700	Vulcan Materials Co.	14,271,255
		49,457,332
	Containers & packaging — 0.9%
1,340,800	Crown Holdings, Inc.(a)	23,785,792
	Metals & mining — 1.9%
584,400	Alumina Ltd., ADR	12,324,996
239,400	Freeport-McMoRan Copper & Gold, Inc., Class B	14,308,938
243,600	Nucor Corp.	25,526,844
		52,160,778
		276,876,843
	Utilities — 10.1%
	Electric utilities — 4.3%
514,200	Edison International	21,174,756
474,500	Entergy Corp.	32,712,030

Shares		Value ($)
	Electric utilities — (continued)
510,700	FPL Group, Inc.	20,499,498
461,700	Hawaiian Electric Industries, Inc.	12,525,921
1,041,400	PPL Corp.	30,617,160
		117,529,365
	Gas utilities — 0.6%
435,100	AGL Resources, Inc.	15,685,355
	Independent power producers & energy traders — 1.2%
826,200	AES Corp.(a)	14,094,972
327,400	Constellation Energy Group, Inc.	17,912,054
		32,007,026
	Multi-utilities — 4.0%
551,700	Energy East Corp.	13,406,310
1,358,700	PG&E Corp.	52,853,430
488,800	Sempra Energy	22,709,648
509,500	Wisconsin Energy Corp.	20,374,905
		109,344,293
		274,566,039
	Total common stocks (Cost of $2,026,702,524)	2,620,727,407
Par ($)
	Convertible bond — 0.4%
	Communications — 0.4%
	Telecommunication services — 0.4%
8,670,000	Lucent Technologies, Inc. 2.750% 06/15/25	9,612,863
	Total convertible bond (Cost of $9,871,731)	9,612,863
Shares
	Convertible preferred stocks — 0.3%
	Materials — 0.1%
	Chemicals — 0.1%
93,100	Celanese Corp. 4.250%	2,816,275
	Financials — 0.2%
	Insurance — 0.2%
243,000	XL Capital Ltd. 7.000%	6,028,830
	Total convertible preferred stocks (Cost of $8,805,683)	8,845,105

See Accompanying Notes to Financial Statements.

Columbia Mid Cap Value Fund

Investment portfolio (continued)  March 31, 2006

Par ($)		Value ($)
	Short-term obligation — 2.6%
70,385,000	Repurchase agreement with State Street Bank & Trust Co., dated 03/31/06, due 04/03/06 at 4.670%, collateralized by a U.S. Government Obligation maturing 04/18/08, market value of $71,794,759 (repurchase proceeds $70,412,392)	70,385,000
	Total short-term obligation (Cost of $70,385,000)	70,385,000

Total investments (Cost of $2,115,764,938)(c)	99.4%	2,709,570,375
Other assets & liabilities, net	0.6%	16,908,570
Net assets	100.0%	2,726,478,945

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees.

(c)  Cost for federal income tax purposes is $2,115,685,588.

At March 31, 2006, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Financials	26.6%
Industrials	14.0
Materials	10.3
Utilities	10.1
Consumer discretionary	9.5
Information technology	7.8
Energy	6.9
Consumer staples	5.8
Health care	5.4
Telecommunication services	0.4
Short-term obligation	2.6
Other assets & liabilities, net	0.6
100.0%

Acronym	Name
ADR	American Depositary Receipt

REIT	Real Estate Investment Trust

See Accompanying Notes to Financial Statements.

Columbia Small Cap Value Fund II

Investment portfolio  March 31, 2006

Shares		Value ($)
	Common stocks — 96.2%
	Consumer discretionary — 12.6%
	Auto components — 1.4%
19,000	BorgWarner, Inc.	1,140,760
115,500	Tenneco Automotive, Inc.(a)	2,505,195
		3,645,955
	Distributors — 1.1%
67,000	Keystone Automotive Industries, Inc.(a)	2,828,070
	Diversified consumer services — 0.5%
215,300	Stewart Enterprises, Inc., Class A	1,229,363
	Hotels, restaurants & leisure — 0.7%
71,175	Carmike Cinemas, Inc.	1,717,453
	Household durables — 1.7%
159,900	Champion Enterprises, Inc.(a)	2,392,104
90,600	Helen of Troy Ltd.(a)	1,920,720
		4,312,824
	Media — 1.0%
149,300	World Wrestling Entertainment, Inc.	2,523,170
	Specialty retail — 3.5%
58,400	AnnTaylor Stores Corp.(a)	2,148,536
72,500	Lithia Motors, Inc., Class A	2,515,750
67,400	Pacific Sunwear of California, Inc.(a)	1,493,584
85,000	Stage Stores, Inc.	2,528,750
		8,686,620
	Textiles, apparel & luxury goods — 2.7%
49,000	Brown Shoe Co., Inc.	2,571,520
30,800	Oxford Industries, Inc.	1,574,804
69,600	Phillips-Van Heusen Corp.	2,659,416
		6,805,740
		31,749,195
	Consumer staples — 1.9%
	Food & staples retailing — 0.3%
26,600	Nash Finch Co.	795,340
	Personal products — 1.6%
54,900	Chattem, Inc.(a)	2,066,985
90,554	Inter Parfums, Inc.	1,804,741
		3,871,726
		4,667,066
	Energy — 5.3%
	Energy equipment & services — 2.6%
85,900	Dresser-Rand Group, Inc.(a)	2,134,615
152,800	Key Energy Services, Inc.(a)	2,330,200
40,300	Universal Compression Holdings, Inc.(a)	2,042,001
		6,506,816

Shares		Value ($)
	Oil, gas & consumable fuels — 2.7%
81,200	Arlington Tankers	1,867,600
78,400	Encore Acquisition Co.(a)	2,430,400
35,000	Holly Corp.	2,594,200
		6,892,200
		13,399,016
	Financials — 26.5%
	Capital markets — 3.9%
31,000	Affiliated Managers Group, Inc.(a)	3,304,910
41,300	American Capital Strategies	1,452,108
121,682	Apollo Investment Corp.	2,167,163
63,300	Lazard Ltd., Class A	2,801,025
		9,725,206
	Commercial banks — 9.8%
139,585	Cardinal Financial Corp.	1,888,585
96,300	Colonial BancGroup, Inc.	2,407,500
85,700	Community Bank System, Inc.	1,913,681
51,100	First Midwest Bancorp, Inc.	1,868,727
64,600	First Republic Bank	2,443,172
106,600	First State Bancorporation	2,831,296
120,362	Fulton Financial Corp.	2,070,226
64,200	Independent Bank Corp.	2,064,030
93,700	Placer Sierra Bancshares	2,675,135
72,800	Prosperity Bancshares, Inc.	2,199,288
117,920	Summit Bancshares, Inc.	2,272,319
		24,633,959
	Insurance — 3.4%
48,300	Delphi Financial Group, Inc., Class A	2,493,729
64,400	NYMAGIC, Inc.	1,921,052
73,500	Platinum Underwriters Holdings Ltd.	2,138,850
43,800	Zenith National Insurance Corp.	2,108,094
		8,661,725
	Real estate — 7.6%
26,900	Alexandria Real Estate Equities, Inc., REIT	2,564,377
21,597	Brandywine Realty Trust, REIT	685,921
173,100	Equity Inns, Inc.	2,804,220
57,300	LaSalle Hotel Properties	2,349,300
88,700	LTC Properties, Inc., REIT	2,063,162
144,400	OMEGA Healthcare Investors, Inc.	2,024,488
24,300	SL Green Realty Corp., REIT	2,466,450
78,900	Tanger Factory Outlet Centers, Inc., REIT	2,714,949
66,169	U-Store-It Trust, REIT	1,333,305
		19,006,172
	Thrifts & mortgage finance — 1.8%
65,800	BankAtlantic Bancorp, Inc., Class A	946,862
85,900	Brookline Bancorp, Inc.	1,330,591
150,736	First Niagara Financial Group, Inc.	2,209,790
		4,487,243
		66,514,305

See Accompanying Notes to Financial Statements.

Columbia Small Cap Value Fund II

Investment portfolio (continued)  March 31, 2006

Shares		Value ($)
	Health care — 3.7%
	Biotechnology — 0.3%
23,600	Vertex Pharmaceuticals, Inc.(a)	863,524
	Health care equipment & supplies — 0.6%
65,100	Medical Action Industries, Inc.(a)	1,561,749
	Health care providers & services — 2.1%
98,400	AMN Healthcare Services, Inc.(a)	1,842,048
90,900	Res-Care, Inc.(a)	1,670,742
77,900	Symbion, Inc.(a)	1,764,435
		5,277,225
	Pharmaceuticals — 0.7%
59,800	Par Pharmaceutical Companies, Inc.(a)	1,685,164
		9,387,662
	Industrials — 20.9%
	Aerospace & defense — 1.7%
82,500	AAR Corp.(a)	2,349,600
47,000	Esterline Technologies Corp.(a)	2,009,250
		4,358,850
	Airlines — 0.9%
63,300	Alaska Air Group, Inc.(a)	2,243,985
	Building products — 0.7%
58,200	Lennox International, Inc.	1,737,852
	Commercial services & supplies — 4.4%
113,727	ABM Industries, Inc.	2,180,147
40,000	Banta Corp.	2,079,200
77,000	FTI Consulting, Inc.(a)	2,196,810
116,200	Steelcase, Inc., Class A	2,091,600
78,900	Watson Wyatt & Co. Holdings	2,570,562
		11,118,319
	Construction & engineering — 2.3%
205,200	Comfort Systems USA, Inc.	2,770,200
9,672	URS Corp.(a)	389,298
43,800	Washington Group International, Inc.(a)	2,513,682
		5,673,180
	Electrical equipment — 0.3%
125,567	GrafTech International Ltd.(a)	765,959
	Machinery — 7.6%
7,060	Barnes Group, Inc.	285,930
30,900	Bucyrus International, Inc., Class A	1,489,071
61,500	Crane Co.	2,522,115
35,300	Flowserve Corp.(a)	2,059,402
43,400	Gardner Denver, Inc.(a)	2,829,680
73,500	JLG Industries, Inc.	2,263,065
47,100	Kennametal, Inc.	2,879,694
24,600	Manitowoc Co., Inc.	2,242,290

Shares		Value ($)
	Machinery — (continued)
68,241	Watts Water Technologies, Inc., Class A	2,479,878
		19,051,125
	Road & rail — 0.5%
57,300	Swift Transportation Co., Inc.(a)	1,245,129
	Trading companies & distributors — 2.5%
29,100	GATX Corp.	1,201,539
90,077	H&E Equipment Services, Inc.(a)	2,623,042
73,600	United Rentals, Inc.(a)	2,539,200
		6,363,781
		52,558,180
	Information technology — 14.4%
	Communications equipment — 4.0%
376,000	3Com Corp.(a)	1,925,120
105,300	CommScope, Inc.(a)	3,006,315
113,764	EMS Technologies, Inc.(a)	2,051,165
84,100	Foundry Networks, Inc.(a)	1,527,256
126,000	Powerwave Technologies, Inc.(a)	1,699,740
		10,209,596
	Computers & peripherals — 2.1%
216,700	Brocade Communications Systems, Inc.(a)	1,447,556
88,400	Electronics for Imaging, Inc.(a)	2,472,548
58,200	Palm, Inc.(a)	1,347,912
		5,268,016
	Electronic equipment & instruments — 1.8%
167,900	Aeroflex, Inc.(a)	2,305,267
64,800	Coherent, Inc.(a)	2,275,128
		4,580,395
	IT services — 1.6%
138,100	MPS Group, Inc.(a)	2,112,930
129,900	Sykes Enterprises, Inc.(a)	1,841,982
		3,954,912
	Semiconductors & semiconductor equipment — 3.9%
108,600	Cypress Semiconductor Corp.(a)	1,840,770
109,800	Fairchild Semiconductor International, Inc.(a)	2,093,886
170,300	Kulicke & Soffa Industries, Inc.(a)	1,624,662
314,300	LTX Corp.(a)	1,697,220
285,600	RF Micro Devices, Inc.(a)	2,470,440
		9,726,978
	Software — 1.0%
163,800	Lawson Software, Inc.(a)	1,256,346
146,300	TIBCO Software, Inc.(a)	1,223,068
		2,479,414
		36,219,311

See Accompanying Notes to Financial Statements.

Columbia Small Cap Value Fund II

Investment portfolio (continued)  March 31, 2006

Shares		Value ($)
	Materials — 7.0%
	Chemicals — 2.2%
39,200	Georgia Gulf Corp.	1,018,808
112,000	Olin Corp.	2,404,640
63,100	Westlake Chemical Corp.	2,180,105
		5,603,553
	Containers & packaging — 0.9%
128,200	Crown Holdings, Inc.(a)	2,274,268
	Metals & mining — 3.0%
64,200	AMCOL International Corp.	1,848,960
28,741	Carpenter Technology Corp.	2,716,599
51,200	Steel Dynamics, Inc.	2,904,576
		7,470,135
	Paper & forest products — 0.9%
129,900	Glatfelter	2,381,067
		17,729,023
	Telecommunication services — 1.2%
	Diversified telecommunication services — 1.2%
449,800	Cincinnati Bell, Inc.(a)	2,033,096
179,600	Level 3 Communications, Inc.(a)	930,328
		2,963,424
	Utilities — 2.7%
	Gas utilities — 1.6%
78,500	Atmos Energy Corp.	2,066,905
42,400	New Jersey Resources Corp.	1,918,600
		3,985,505
	Multi-utilities — 1.1%
112,700	CMS Energy Corp.(a)	1,459,465
24,900	WPS Resources Corp.	1,225,578
		2,685,043
		6,670,548
	Total common stocks (Cost of $177,114,830)	241,857,730
	Investment company — 0.5%
5,750	Biotech HOLDERS Trust	1,113,488
	Total investment company (Cost of $465,932)	1,113,488

Par ($)		Value ($)
	Short-term obligation — 2.6%
6,609,000	Repurchase agreement with State Street Bank & Trust Co., dated 03/31/06, due 04/03/06 at 4.670%, collateralized by a U.S. Government Obligation maturing 08/15/08, market value of $6,743,604 (repurchase proceeds $6,611,572)	6,609,000
	Total short-term obligation (Cost of $6,609,000)	6,609,000

Total investments (Cost of $184,189,762)(b)	99.3%	249,580,218
Other assets & liabilities, net	0.7%	1,761,854
Net assets	100.0%	251,342,072

  Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $184,539,025.

At March 31, 2006, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Financials	26.5%
Industrials	20.9
Information technology	14.4
Consumer discretionary	12.6
Materials	7.0
Energy	5.3
Health care	3.7
Utilities	2.7
Consumer staples	1.9
Telecommunication services	1.2
Investment company	0.5
Short-term obligation	2.6
Other assets & liabilities, net	0.7
100.0%

Acronym	Name
REIT	Real Estate Investment Trust

See Accompanying Notes to Financial Statements.

Columbia Marsico Growth Fund

Investment portfolio  March 31, 2006

Value ($)
Investment company — 99.8%
Investment in Columbia Funds Master Investment Trust, Columbia Marsico Growth Master Portfolio(a)	4,271,341,409

Total investments	99.8%	4,271,341,409
Other assets & liabilities, net	0.2%	10,640,554
Net assets	100.0%	4,281,981,963

Notes to Investment Portfolio:

(a) The financial statements of the Columbia Marsico Growth Master Portfolio, including its investment portfolio, are included elsewhere within this report and should be read in conjunction with the Columbia Marsico Growth Fund's financial statements.

Columbia Marsico Growth Fund invests only in Columbia Marsico Growth Master Portfolio. At March 31, 2006, Columbia Marsico Growth Fund owned 97.9% of Columbia Marsico Growth Master Portfolio. Columbia Marsico Growth Master Portfolio was invested in the following sectors at March 31, 2006:

Sector (Unaudited)	% of Net Assets
Consumer discretionary	24.2%
Industrials	16.9
Health care	16.7
Financials	16.4
Information technology	7.4
Consumer staples	4.9
Energy	4.0
Telecommunication services	1.3
Materials	1.2
Investment company	4.5
Short-term obligation	3.1
Other assets & liabilities, net	(0.6)
100.0%

See Accompanying Notes to Financial Statements.

Columbia Large Cap Core Fund

Investment portfolio  March 31, 2006

Value ($)
Investment company — 100.1%
Investment in Columbia Funds Master Investment Trust, Columbia Large Cap Core Master Portfolio(a)	1,596,473,202

Total investments	100.1%	1,596,473,202
Other assets & liabilities, net	(0.1)%	(1,923,128)
Net assets	100.0%	1,594,550,074

Notes to Investment Portfolio:

(a) The financial statements of the Columbia Large Cap Core Master Portfolio, including its investment portfolio, are included elsewhere within this report and should be read in conjunction with the Columbia Large Cap Core Fund's financial statements.

Columbia Large Cap Core Fund invests only in Columbia Large Cap Core Master Portfolio. At March 31, 2006, Columbia Large Cap Core Fund owned 99.0% of Columbia Large Cap Core Master Portfolio. Columbia Large Cap Core Master Portfolio was invested in the following sectors at March 31, 2006:

Sector (Unaudited)	% of Net Assets
Financials	20.9%
Information technology	15.3
Health care	13.2
Industrials	11.8
Consumer discretionary	10.6
Energy	9.5
Consumer staples	9.0
Materials	3.3
Telecommunication services	3.3
Utilities	2.9
Short-term obligation	0.1
Other assets & liabilities, net	0.1
100.0%

See Accompanying Notes to Financial Statements.

Columbia Marsico Focused Equities Fund

Investment portfolio  March 31, 2006

Value ($)
Investment company — 99.9%
Investment in Columbia Funds Master Investment Trust, Columbia Marsico Focused Equities Master Portfolio(a)	4,120,053,395

Total investments	99.9%	4,120,053,395
Other assets & liabilities, net	0.1%	6,017,894
Net assets	100.0%	4,126,071,289

Notes to Investment Portfolio:

(a) The financial statements of the Columbia Marsico Focused Equities Master Portfolio, including its investment portfolio, are included elsewhere within this report and should be read in conjunction with the Columbia Marsico Focused Equities Fund's financial statements.

Columbia Marsico Focused Equities Fund invests only in Marsico Focused Equities Master Portfolio. At March 31, 2006, Columbia Marsico Focused Equities Fund owned 99.3% of Columbia Marsico Focused Equities Master Portfolio. Columbia Marsico Focused Equities Master Portfolio was invested in the following sectors at March 31, 2006:

Sector (Unauduited)	% of Net Assets
Consumer discretionary	23.6%
Financials	20.8
Health care	17.4
Industrials	13.7
Information technology	8.7
Energy	4.4
Consumer staples	4.0
Investment company	4.5
Short-term obligation	2.0
Other assets & liabilities, net	0.9
100.0%

See Accompanying Notes to Financial Statements.

Columbia Marsico Mid Cap Growth Fund

Investment portfolio  March 31, 2006

Shares		Value ($)
	Common stocks — 91.7%
	Consumer discretionary — 22.8%
	Hotels, restaurants & leisure — 17.7%
569,765	Cheesecake Factory, Inc.(a)	21,337,699
598,734	Las Vegas Sands Corp.(a)	33,924,268
403,897	Station Casinos, Inc.	32,057,305
278,561	Wynn Resorts Ltd.(a)	21,407,413
		108,726,685
	Household durables — 1.3%
237,625	Toll Brothers, Inc.(a)	8,228,954
	Media — 0.0%
3,468	Interpublic Group of Companies, Inc.(a)	33,154
	Multiline retail — 1.8%
279,466	Nordstrom, Inc.	10,949,478
	Textiles, apparel & luxury goods — 2.0%
350,091	Coach, Inc.(a)	12,106,147
		140,044,418
	Consumer staples — 2.7%
	Food products — 2.7%
431,173	Dean Foods Co.(a)	16,742,448
	Energy — 3.5%
	Energy equipment & services — 2.0%
322,631	Dresser-Rand Group, Inc.(a)	8,017,380
89,440	Petroleum Geo-Services, ADR(a)	4,158,066
		12,175,446
	Oil, gas & consumable fuels — 1.5%
179,884	Peabody Energy Corp.	9,067,952
		21,243,398
	Financials — 21.9%
	Capital markets — 9.2%
300,129	Crystal River Capital(b)(c)	7,503,225
113,849	Franklin Resources, Inc.	10,729,130
352,241	Investors Financial Services Corp.	16,509,536
370,825	Jefferies Group, Inc.	21,693,262
		56,435,153
	Commercial banks — 6.4%
349,002	ICICI Bank Ltd., ADR	9,660,375
706,910	UCBH Holdings, Inc.	13,374,737
215,392	Uniao de Bancos Brasileiros SA, ADR	15,919,623
		38,954,735
	Diversified financial services — 3.8%
52,057	Chicago Mercantile Exchange Holdings, Inc.	23,295,508

Shares		Value ($)
	Real estate — 2.5%
247,667	St. Joe Co.	15,563,394
		134,248,790
	Health care — 12.3%
	Biotechnology — 8.7%
782,248	Amylin Pharmaceuticals, Inc.(a)	38,291,040
224,907	Genzyme Corp.(a)	15,118,248
		53,409,288
	Health care equipment & supplies — 0.8%
131,234	Kyphon, Inc.(a)	4,881,905
	Health care providers & services — 2.8%
327,432	Humana, Inc.(a)	17,239,295
		75,530,488
	Industrials — 19.2%
	Aerospace & defense — 4.6%
66,819	Alliant Techsystems, Inc.(a)	5,156,422
383,870	Precision Castparts Corp.	22,801,878
		27,958,300
	Air freight & logistics — 2.7%
194,704	Expeditors International of Washington, Inc.	16,820,479
	Construction & engineering — 3.3%
366,567	McDermott International, Inc.(a)	19,959,573
	Machinery — 6.8%
161,655	Cummins, Inc.	16,989,941
410,748	Joy Global, Inc.	24,550,408
		41,540,349
	Road & rail — 1.8%
364,651	Genesee & Wyoming, Inc., Class A(a)	11,187,477
		117,466,178
	Information technology — 6.1%
	Communications equipment — 3.1%
310,346	QUALCOMM, Inc.	15,706,611
718,637	Sycamore Networks, Inc.(a)	3,377,594
		19,084,205
	Semiconductors & semiconductor equipment — 3.0%
427,209	Broadcom Corp., Class A(a)	18,438,340
		37,522,545
	Telecommunication services — 3.2%
	Diversified telecommunication services — 0.9%
998,052	Level 3 Communications, Inc.(a)	5,169,909

See Accompanying Notes to Financial Statements.

Columbia Marsico Mid Cap Growth Fund

Investment portfolio (continued)  March 31, 2006

Shares		Value ($)
	Wireless telecommunication services — 2.3%
327,530	Leap Wireless International, Inc.(a)	14,277,033
		19,446,942
	Total common stocks (Cost of $440,079,702)	562,245,207
	Investment company — 4.5%
27,408,793	SSgA Prime Money Market Fund	27,408,793
	Total investment company (Cost of $27,408,793)	27,408,793

Total investments (Cost of $467,488,495)(d)	96.2%	589,654,000
Other assets & liabilities, net	3.8%	23,107,944
Net assets	100.0%	612,761,944

Notes to Investment Portfolio:

(a) Non-income producing security.

(b) Represents fair value as determined in good faith under procedures approved by the Board of Trustees.

(c) Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2006, the value of this security, which is not illiquid, represents 1.2% of net assets.

(d) Cost for federal income tax purposes is $468,228,300.

At March 31, 2006, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Consumer discretionary	22.8%
Financials	21.9
Industrials	19.2
Health care	12.3
Information technology	6.1
Energy	3.5
Telecommunication services	3.2
Consumer staples	2.7
Investment company	4.5
Other assets & liabilities, net	3.8
100.0%

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

Columbia Marsico 21st Century Fund

Investment portfolio  March 31, 2006

Shares		Value ($)
	Common stocks — 87.9%
	Consumer discretionary — 18.8%
	Automobiles — 2.2%
245,893	Toyota Motor Corp., ADR	26,777,748
	Hotels, restaurants & leisure — 15.3%
642,480	Cheesecake Factory, Inc.(a)	24,060,876
183,504	Chipotle Mexican Grill, Inc., Class A(a)	10,164,287
1,087,634	Las Vegas Sands Corp.(a)	61,625,342
677,289	Station Casinos, Inc.	53,756,428
452,773	Wynn Resorts Ltd.(a)	34,795,605
		184,402,538
	Textiles, apparel & luxury goods — 1.3%
444,045	Coach, Inc.(a)	15,355,075
		226,535,361
	Consumer staples — 1.1%
	Food products — 1.1%
347,336	Dean Foods Co.(a)	13,487,057
	Energy — 2.7%
	Energy equipment & services — 1.7%
165,244	Schlumberger Ltd.	20,914,933
	Oil, gas & consumable fuels — 1.0%
231,087	Peabody Energy Corp.	11,649,096
		32,564,029
	Financials — 23.0%
	Capital markets — 7.2%
233,425	Crystal River Capital(b)(c)	5,835,625
510,516	Jefferies Group, Inc.	29,865,186
470,836	UBS AG, Registered Shares	51,572,768
		87,273,579
	Commercial banks — 4.4%
730,430	Banco Itau Holding Financeira SA, ADR	21,744,901
592,301	ICICI Bank Ltd., ADR	16,394,891
776,154	UCBH Holdings, Inc.	14,684,834
		52,824,626
	Diversified financial services — 2.5%
67,257	Chicago Mercantile Exchange Holdings, Inc.	30,097,508
	Real estate — 7.9%
225,532	CB Richard Ellis Group, Inc., Class A(a)	18,200,432
1,087,015	Government Properties Trust, Inc., REIT	10,370,123
1,149,648	KKR Financial Corp., REIT	25,786,605
210,750	Redwood Trust, Inc., REIT	9,129,690
500,149	St. Joe Co.	31,429,363
		94,916,213

Shares		Value ($)
	Thrifts & mortgage finance — 1.0%
571,214	Clayton Holdings, Inc.(a)	12,041,191
		277,153,117
	Health care — 17.1%
	Biotechnology — 11.7%
1,559,152	Amylin Pharmaceuticals, Inc.(a)	76,320,490
937,641	Diversa Corp.(a)	8,541,910
324,901	Genentech, Inc.(a)	27,457,384
421,343	Genzyme Corp.(a)	28,322,676
		140,642,460
	Health care providers & services — 3.8%
811,615	UnitedHealth Group, Inc.	45,336,814
	Pharmaceuticals — 1.6%
131,826	Roche Holding AG, Genusschein Shares	19,630,531
		205,609,805
	Industrials — 20.6%
	Aerospace & defense — 4.4%
448,573	General Dynamics Corp.	28,699,700
405,787	Precision Castparts Corp.	24,103,748
		52,803,448
	Air freight & logistics — 3.3%
353,618	FedEx Corp.	39,937,617
	Construction & engineering — 1.2%
260,069	McDermott International, Inc.(a)	14,160,757
	Machinery — 6.5%
511,513	American Railcar Industries, Inc.	17,938,761
297,312	Caterpillar, Inc.	21,349,975
355,509	Deere & Co.	28,102,986
185,518	Joy Global, Inc.	11,088,411
		78,480,133
	Road & rail — 5.2%
412,121	Burlington Northern Santa Fe Corp.	34,342,043
923,242	Genesee & Wyoming, Inc., Class A(a)	28,325,049
		62,667,092
		248,049,047
	Information technology — 4.6%
	Communications equipment — 4.6%
1,424,087	Motorola, Inc.	32,625,833
454,748	QUALCOMM, Inc.	23,014,796
		55,640,629
	Total common stocks (Cost of $874,941,253)	1,059,039,045

See Accompanying Notes to Financial Statements.

Columbia Marsico 21st Century Fund

Investment portfolio (continued)  March 31, 2006

Shares		Value ($)
	Investment company — 4.5%
53,836,603	SSgA Prime Money Market Fund	53,836,603
	Total investment company (Cost of $53,836,603)	53,836,603

Total investments (Cost of $928,777,856)(d)	92.4%	1,112,875,648
Other assets & liabilities, net	7.6%	91,307,569
Net assets	100.0%	1,204,183,217

Notes to Investment Portfolio:

(a) Non-income producing security.

(b) Represents fair value as determined in good faith under procedures approved by the Board of Trustees.

(c) Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2006, the value of this security, which is not illiquid, represents 0.5% of net assets.

(d) Cost for federal income tax purposes is $931,904,073.

At March 31, 2006, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Financials	23.0%
Industrials	20.6
Consumer discretionary	18.8
Health care	17.1
Information technology	4.6
Energy	2.7
Consumer staples	1.1
Investment company	4.5
Other assets & liabilities, net	7.6
100.0%

Acronym	Name
ADR	American Depositary Receipt

REIT	Real Estate Investment Trust

See Accompanying Notes to Financial Statements.

Columbia Small Cap Growth Fund II

Investment portfolio  March 31, 2006

Value ($)
Investment companies — 100.1%
Investment in Columbia Funds Master Investment Trust, Columbia Small Cap Growth Master Portfolio II(a)	480,737,371

Total investments	100.1%	480,737,371
Other assets & liabilities, net	(0.1)%	(364,474)
Net assets	100.0%	480,372,897

Notes to Investment Portfolio:

(a) The financial statements of the Columbia Small Cap Growth Master Portfolio II, including its portfolio of investments, are included elsewhere within this report and should be read in conjunction with the Columbia Small Cap Growth Fund II's financial statements.

Columbia Small Cap Growth Fund II invests only in Columbia Small Cap Growth Fund Master Portfolio II. At March 31, 2006, Columbia Small Cap Growth Fund II owned 97.7% of Columbia Small Cap Growth Fund Master Portfolio II. Columbia Small Cap Growth Fund Master Portfolio II was invested in the following sectors at March 31, 2006:

Sector (Unaudited)	% of Net Assets
Information technology	29.0%
Health care	20.6
Consumer discretionary	15.0
Industrials	13.0
Energy	8.2
Financials	7.1
Materials	3.4
Telecommunication services	1.5
Short-term obligation	1.2
Other assets & liabilities, net	1.0
100.0%

See Accompanying Notes to Financial Statements.

Columbia Funds

Statements of assets and liabilities  March 31, 2006

	Convertible Securities Fund(a)($)	Asset Allocation Fund II(a)($)	Large Cap Value Fund(a)(b)($)	Mid Cap Value Fund(a)(b)($)	Small Cap Value Fund II(a)(b)($)	Growth Fund(a)(b)($)
Assets:
Unaffiliated investments, at identified cost (including short-term obligations)	1,169,400,413	146,920,225	3,120,810,577	2,115,764,938	184,189,762	—
Affiliated investments, at identified cost	—	—	—	—	—	3,488,744,452
Total investments, at identified cost	1,169,400,413	146,920,225	3,120,810,577	2,115,764,938	184,189,762	3,488,744,452
Unaffiliated investments, at value	1,287,306,919	168,459,102	3,844,031,288	2,709,570,375	249,580,218	—
Affiliated investments, at value	—	—	—	—	—	4,271,341,409
Total investments, at value	1,287,306,919	168,459,102	3,844,031,288	2,709,570,375	249,580,218	4,271,341,409
Cash	147,402	—	945	657	282	—
Receivable for:
Investments sold	17,535,375	670,866	40,021,874	39,143,835	5,464,348	—
Capital stock sold	390,546	171,184	7,803,082	7,640,958	611,415	19,071,018
Interest	6,160,453	453,647	5,690	79,333	857	—
Dividends	922,308	154,214	7,882,794	3,510,994	277,072	—
Foreign tax reclaim	—	131	—	10,808	—	—
Expense reimbursement due from Transfer Agent	—	—	659,662	—	—	—
Deferred trustees' compensation plan	—	—	79,030	51,785	—	—
Other assets	—	—	63,478	—	62	—
Total assets	1,312,463,003	169,909,144	3,900,547,843	2,760,008,745	255,934,254	4,290,412,427
Liabilities:
Payable to custodian bank	—	23,217	—	—	—	—
Payable for:
Investments purchased	8,251,807	12,380	24,457,976	28,285,680	4,034,021	—
Capital stock redeemed	1,333,357	182,955	4,495,264	2,721,220	273,418	5,980,789
Distributions	—	—	—	743	—	—
Investment advisory fee	680,761	86,685	1,492,719	1,237,351	141,956	—
Administration fee	177,663	10,636	521,502	369,837	26,861	412,913
Transfer agent fee	109,396	31,765	359,551	195,083	3,240	637,208
Pricing and bookkeeping fees	11,608	8,268	13,182	13,179	7,721	4,558
Merger costs	—	—	42,672	—	—	—
Trustees' fees	74,484	71,528	115,757	31,851	33,647	126,185
Audit fee	26,294	26,244	29,911	33,897	34,009	15,000
Service and distribution fees	225,081	46,474	901,263	532,645	4,544	1,114,136
Custody fee	3,583	1,300	12,512	3,150	1,042	101
Reports to shareholders	26,274	25,000	—	30,013	15,045	121,002
Chief compliance officer expenses	3,426	1,232	3,750	3,750	1,309	3,750
Deferred trustees' fees	—	—	79,030	51,785	—	—
Other liabilities	13,708	22,796	—	19,616	15,369	14,822
Total liabilities	10,937,442	550,480	32,525,089	33,529,800	4,592,182	8,430,464
Net assets	1,301,525,561	169,358,664	3,868,022,754	2,726,478,945	251,342,072	4,281,981,963
Net assets consist of:
Paid-in capital	1,116,159,013	164,984,181	3,044,285,982	1,965,524,537	175,315,273	3,677,097,759
Undistributed (overdistributed) net investment income (loss)	7,749,787	63,147	1,519,352	1,596,921	108,568	—
Accumulated net investment loss	—	—	—	—	—	(397)
Accumulated net realized gain (loss)	59,710,255	(17,227,541)	98,996,709	165,551,837	10,527,775	(177,712,356)
Unrealized appreciation (depreciation) on:
Investments	117,906,506	21,538,877	723,220,711	593,805,437	65,390,456	782,596,957
Foreign currency translations	—	—	—	213	—	—
Net assets	1,301,525,561	169,358,664	3,868,022,754	2,726,478,945	251,342,072	4,281,981,963

(a) On August 22, 2005, the Fund's Investor A, Investor B, Investor C and Primary A shares were redesignated Class A, Class B, Class C and Class Z shares, respectively.

(b) Class R shares commenced operations on January 23, 2006.

See Accompanying Notes to Financial Statements.

Columbia Funds

Statements of assets and liabilities (continued)  March 31, 2006

	Large Cap Core Fund(a)($)	Focused Equities Fund(a)($)	Mid Cap Growth Fund(a)($)	21st Century Fund(a)(b)($)	Small Cap Growth Fund II(a)($)
Assets:
Unaffiliated investments, at identified cost (including short-term obligations)	—	—	467,488,495	928,777,856	—
Affiliated investments, at identified cost	1,439,563,559	3,083,894,367	—	—	364,430,959
Total investments, at identified cost	1,439,563,559	3,083,894,367	467,488,495	928,777,856	364,430,959
Unaffiliated investments, at value	—	—	589,654,000	1,112,875,648	—
Affiliated investments, at value	1,596,473,202	4,120,053,395	—	—	480,737,371
Total investments, at value	1,596,473,202	4,120,053,395	589,654,000	1,112,875,648	480,737,371
Cash	—	—	23,571,418	79,603,739	—
Receivable for:
Investments sold	—	—	—	3,547,297	—
Capital stock sold	2,347,463	13,423,150	1,427,117	12,872,955	428,037
Interest	—	—	99,933	186,118	—
Dividends	—	—	265,292	909,778	—
Foreign tax reclaim	—	—	—	43,961	—
Expense reimbursement due from Transfer Agent	—	—	—	—	—
Deferred trustees' compensation plan	—	—	—	—	—
Other assets	—	—	—	—	—
Total assets	1,598,820,665	4,133,476,545	615,017,760	1,210,039,496	481,165,408
Liabilities:
Payable to custodian bank	—	—	—	—	—
Payable for:
Investments purchased	—	—	33,154	3,869,278	—
Capital stock redeemed	3,812,811	4,784,777	1,595,379	604,305	590,327
Distributions	—	—	—	—	—
Investment advisory fee	—	—	326,989	667,580	—
Administration fee	158,276	401,763	103,579	191,332	42,820
Transfer agent fee	79,014	628,328	16,403	79,266	8,813
Pricing and bookkeeping fees	4,558	4,558	12,203	12,158	4,558
Merger costs	—	—	—	—	—
Trustees' fees	59,319	38,561	67,335	44,174	38,039
Audit fee	15,000	15,000	32,755	32,750	15,000
Service and distribution fees	81,852	1,286,445	22,052	319,048	47,188
Custody fee	100	101	300	125	100
Reports to shareholders	41,631	226,082	23,997	17,704	27,001
Chief compliance officer expenses	3,750	3,750	1,892	2,252	1,735
Deferred trustees' fees	—	—	—	—	—
Other liabilities	14,280	15,891	19,778	16,307	16,930
Total liabilities	4,270,591	7,405,256	2,255,816	5,856,279	792,511
Net assets	1,594,550,074	4,126,071,289	612,761,944	1,204,183,217	480,372,897
Net assets consist of:
Paid-in capital	1,510,615,226	3,421,409,733	569,934,157	1,000,670,043	305,576,278
Undistributed (overdistributed) net investment income (loss)	4,413,779	—	—	—	—
Accumulated net investment loss	—	—	—	—	—
Accumulated net realized gain (loss)	(77,388,574)	(331,497,472)	(79,337,718)	19,416,244	58,490,207
Unrealized appreciation (depreciation) on:
Investments	156,909,643	1,036,159,028	122,165,505	184,097,792	116,306,412
Foreign currency translations	—	—	—	(862)	—
Net assets	1,594,550,074	4,126,071,289	612,761,944	1,204,183,217	480,372,897

See Accompanying Notes to Financial Statements.

Columbia Funds

Statements of assets and liabilities (continued)  March 31, 2006

	Convertible Securities Fund(a)($)	Asset Allocation Fund II(a)($)	Large Cap Value Fund(a)(b)($)	Mid Cap Value Fund(a)(b)($)	Small Cap Value Fund II(a)(b)($)	Growth Fund(a)(b)($)
Class A:
Net assets	352,009,555	119,407,804	1,066,455,756	874,428,863	8,646,218	1,956,821,909
Shares outstanding	20,007,976	5,374,551	73,048,065	58,268,592	612,439	100,218,659
Net asset value per share(c)	17.59	22.22	14.60	15.01	14.12	19.53
Maximum sales charge	5.75%	5.75%	5.75%	5.75%	5.75%	5.75%
Maximum offering price per share(d)	18.66	23.58	15.49	15.93	14.98	20.72
Class B:
Net assets	116,565,644	22,246,734	693,557,865	312,587,007	2,158,252	198,748,658
Shares outstanding	6,705,599	1,009,406	48,879,752	21,122,213	156,830	10,802,170
Net asset value and offering price per share(c)	17.38	22.04	14.19	14.80	13.76	18.40
Class C:
Net assets	57,192,729	2,467,749	98,883,659	123,789,072	1,671,266	679,734,588
Shares outstanding	3,254,434	112,068	6,967,666	8,339,785	121,555	36,891,926
Net asset value and offering price per share(c)	17.57	22.02	14.19	14.84	13.75	18.43
Class R:
Net assets	—	—	10,260	10,395	10,747	10,105
Shares outstanding	—	—	703	693	762	518
Net asset value, offering and redemption price per share	—	—	14.59	15.01	14.11	19.49
Class Z:
Net assets	775,757,633	25,236,377	2,009,115,214	1,415,663,608	238,855,589	1,446,666,703
Shares outstanding	44,096,433	1,138,222	137,472,532	94,182,889	16,812,526	72,982,140
Net asset value, offering and redemption price per share	17.59	22.17	14.61	15.03	14.21	19.82

(a) On August 22, 2005, the Fund's Investor A, Investor B, Investor C and Primary A shares were redesignated Class A, Class B, Class C and Class Z shares, respectively.

(b) Class R shares commenced operations on January 23, 2006.

(c) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(d) On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

Columbia Funds

Statements of assets and liabilities (continued)  March 31, 2006

	Large Cap Core Fund(a)($)	Focused Equities Fund(a)($)	Mid Cap Growth Fund(a)($)	21st Century Fund(a)(b)($)	Small Cap Growth Fund II(a)($)
Class A:
Net assets	201,359,047	2,061,076,315	31,920,197	675,286,963	150,761,250
Shares outstanding	15,083,756	97,671,328	2,129,904	49,724,364	8,587,559
Net asset value per share(c)	13.35	21.10	14.99	13.58	17.56
Maximum sales charge	5.75%	5.75%	5.75%	5.75%	5.75%
Maximum offering price per share(d)	14.16	22.39	15.90	14.41	18.63
Class B:
Net assets	31,541,572	509,933,104	16,240,216	97,005,894	16,229,367
Shares outstanding	2,436,282	25,610,215	1,239,505	7,467,576	1,000,989
Net asset value and offering price per share(c)	12.95	19.91	13.10	12.99	16.21
Class C:
Net assets	14,026,107	532,249,525	2,060,004	157,285,664	4,452,341
Shares outstanding	1,083,581	26,651,960	156,277	12,110,312	270,372
Net asset value and offering price per share(c)	12.94	19.97	13.18	12.99	16.47
Class R:
Net assets	—	—	—	10,708	—
Shares outstanding	—	—	—	789	—
Net asset value, offering and redemption price per share	—	—	—	13.58	—
Class Z:
Net assets	1,347,623,348	1,022,812,345	562,541,527	274,593,988	308,929,939
Shares outstanding	100,659,173	47,686,074	35,819,908	19,956,070	17,104,029
Net asset value, offering and redemption price per share	13.39	21.45	15.70	13.76	18.06

See Accompanying Notes to Financial Statements.

Columbia Funds

Statements of operations

For the year ended March 31, 2006

	Convertible Securities Fund(a)($)	Asset Allocation Fund II(a)($)	Large Cap Value Fund(a)(b)($)	Mid Cap Value Fund(a)(b)($)	Small Cap Value Fund II(a)(b)($)	Growth Fund(a)(b)($)
Net investment income
Income:
Dividends	15,679,698	1,979,996	63,448,950	26,869,747	2,995,700	—
Dividends from affiliates	411,248	114,919	222,591	111,036	39,251	—
Interest	32,657,688	2,482,120	1,184,201	1,616,568	201,514	—
Securities lending	60,887	214	35,822	—	29,186	—
Foreign taxes withheld	(3,754)	(80)	(157,272)	(46,757)	(970)	—
Allocated from Master Portfolio:
Dividends	—	—	—	—	—	24,438,253
Dividends from affiliates	—	—	—	—	—	2,350,166
Interest	—	—	—	—	—	7,988,431
Securities lending	—	—	—	—	—	84,144
Foreign taxes withheld	—	—	—	—	—	(474,849)
Total income	48,805,767	4,577,169	64,734,292	28,550,594	3,264,681	34,386,145
Expenses:
Expenses allocated from Master Portfolio	—	—	—	—	—	24,246,251
Investment advisory fee	8,467,535	1,052,089	13,620,302	8,994,560	1,486,919	—
Administration fee	2,332,950	182,699	4,684,232	2,603,232	331,117	3,862,115
Distribution fee:
Class B	972,578	237,164	3,148,720	1,215,520	12,625	1,478,402
Class C	462,539	18,361	454,178	354,619	5,708	3,819,841
Class R	—	—	10	10	10	22
Service fee:
Class A	904,040	288,814	1,675,266	987,166	14,836	3,580,942
Class B	324,099	79,055	1,049,519	396,148	4,210	492,801
Class C	154,143	6,120	151,381	116,023	1,904	1,273,280
Transfer agent fee	463,022	140,725	1,784,746	1,092,041	36,477	2,124,596
Pricing and bookkeeping fees	57,015	34,545	53,764	54,428	30,738	18,502
Trustees' fee	14,382	13,373	14,382	16,406	16,838	10,766
Custody fee	61,507	29,293	95,008	50,152	12,603	713
Reports to shareholders	127,298	25,924	171,656	121,348	—	648,287
Merger costs	—	—	42,672	46,411	—	—
Chief compliance officer expenses (See Note 4)	12,315	4,885	13,280	10,384	5,102	14,369
Non-recurring costs (See Note 9)	857,944	—	1,705,234	—	—	1,981,131
Other expenses	202,935	135,489	268,597	214,241	157,362	165,980
Total operating expenses	15,414,302	2,248,536	28,932,947	16,272,689	2,116,449	43,717,998
Interest expense	4,486	29	—	—	—	—
Total expenses	15,418,788	2,248,565	28,932,947	16,272,689	2,116,449	43,717,998
Expenses waived/reimbursed by Investment Advisor	—	—	(200,002)	—	—	—
Fees waived by Transfer Agent	—	(66,889)	(661,929)	—	—	(152,889)
Non-recurring costs assumed by Investment Advisor (See Note 9)	(857,944)	—	(1,705,234)	—	—	(1,981,131)
Custody earnings credit	(6,308)	(1,798)	(1,117)	(6,730)	(1,115)	—
Net expenses	14,554,536	2,179,878	26,364,665	16,265,959	2,115,334	41,583,978
Net investment income (loss)	34,251,231	2,397,291	38,369,627	12,284,635	1,149,347	(7,197,833)
Net realized and unrealized gain (loss) on investments and foreign currency:
Net realized gain on:
Investments	115,601,773	16,180,869	160,867,273	260,521,066	24,199,441	—
Foreign currency transactions	—	—	—	—	—	—
Allocated from Master Portfolio:
Investments, foreign currency and options	—	—	—	—	—	61,537,344
Net realized gain	115,601,773	16,180,869	160,867,273	260,521,066	24,199,441	61,537,344
Net change in unrealized appreciation (depreciation) on:
Investments	(10,385,686)	(5,000,527)	182,250,803	63,861,861	25,992,620	—
Foreign currency translations	—	—	—	213	—	—
Allocated from Master Portfolio:
Investments	—	—	—	—	—	391,335,326
Net change in unrealized appreciation (depreciation)	(10,385,686)	(5,000,527)	182,250,803	63,862,074	25,992,620	391,335,326
Net gain	105,216,087	11,180,342	343,118,076	324,383,140	50,192,061	452,872,670
Net increase resulting from operations	139,467,318	13,577,633	381,487,703	336,667,775	51,341,408	445,674,837

(a) On August 22, 2005, the Fund's Investor A, Investor B, Investor C and Primary A shares were redesignated Class A, Class B, Class C and Class Z shares, respectively.

(b) Class R shares commenced operations on January 23, 2006.

See Accompanying Notes to Financial Statements.

Columbia Funds

Statements of operations (continued)

	Large Cap Core Fund(a)($)	Focused Equities Fund(a)($)	Mid Cap Growth Fund(a)($)	21st Century Fund(a)(b)($)	Small Cap Growth Fund II(a)($)
Net investment income
Income:
Dividends	—	—	3,615,152	6,095,388	—
Dividends from affiliates	—	—	169,377	147,361	—
Interest	—	—	852,868	1,161,475	—
Securities lending	—	—	4,228	30,754	—
Foreign taxes withheld	—	—	(37,440)	(187,436)	—
Allocated from Master Portfolio:
Dividends	29,249,860	26,594,120	—	—	1,486,392
Dividends from affiliates	119,751	1,833,130	—	—	62,815
Interest	91,983	4,926,899	—	—	233,657
Securities lending	18,060	51,195	—	—	101,572
Foreign taxes withheld	(367,487)	(534,577)	—	—	(910)
Total income	29,112,167	32,870,767	4,604,185	7,247,542	1,883,526
Expenses:
Expenses allocated from Master Portfolio	9,373,962	25,680,523	—	—	3,727,586
Investment advisory fee	—	—	3,404,856	4,882,197	—
Administration fee	1,823,544	4,099,988	1,158,048	1,406,994	551,382
Distribution fee:
Class B	257,601	3,860,428	140,647	543,827	117,147
Class C	108,718	3,323,497	12,470	584,569	27,222
Class R	—	—	—	10	—
Service fee:
Class A	512,518	4,024,866	63,673	874,452	336,617
Class B	85,867	1,286,809	46,859	181,238	39,049
Class C	36,213	1,107,833	4,155	194,870	9,074
Transfer agent fee	473,668	2,954,018	108,009	417,194	227,340
Pricing and bookkeeping fees	18,502	18,502	47,184	57,806	18,502
Trustees' fee	7,924	7,041	16,498	16,233	7,019
Custody fee	903	638	338,925	554,390	900
Reports to shareholders	167,148	1,063,955	38,131	116,426	91,553
Merger costs	—	—	—	—	—
Chief compliance officer expenses (See Note 4)	12,671	15,000	7,461	7,802	7,303
Non-recurring costs (See Note 9)	939,106	2,101,710	—	—	290,658
Other expenses	109,402	171,796	159,138	225,320	109,928
Total operating expenses	13,927,747	49,716,604	5,546,054	10,063,328	5,561,280
Interest expense	—	—	—	—	—
Total expenses	13,927,747	49,716,604	5,546,054	10,063,328	5,561,280
Expenses waived/reimbursed by Investment Advisor	—	—	—	—	—
Fees waived by Transfer Agent	—	(634,613)	—	(89,992)	(51,392)
Non-recurring costs assumed by Investment Advisor (See Note 9)	(939,106)	(2,101,710)	—	—	(290,658)
Custody earnings credit	—	—	(329,440)	(539,837)	—
Net expenses	12,988,641	46,980,281	5,216,614	9,433,499	5,219,230
Net investment income (loss)	16,123,526	(14,109,514)	(612,429)	(2,185,957)	(3,335,704)
Net realized and unrealized gain (loss) on investments and foreign currency:
Net realized gain on:
Investments	—	—	35,486,295	39,453,859	—
Foreign currency transactions	—	—	2,768	1,263,310	—
Allocated from Master Portfolio:
Investments, foreign currency and options	89,001,209	209,766,458	—	—	123,538,803
Net realized gain	89,001,209	209,766,458	35,489,063	40,717,169	123,538,803
Net change in unrealized appreciation (depreciation) on:
Investments	—	—	97,150,342	148,645,710	—
Foreign currency translations	—	—	—	10,596	—
Allocated from Master Portfolio:
Investments	74,892,345	408,507,556	—	—	5,795,546
Net change in unrealized appreciation (depreciation)	74,892,345	408,507,556	97,150,342	148,656,306	5,795,546
Net gain	163,893,554	618,274,014	132,639,405	189,373,475	129,334,349
Net increase resulting from operations	180,017,080	604,164,500	132,026,976	187,187,518	125,998,645

See Accompanying Notes to Financial Statements.

Columbia Funds

Statements of changes in net assets

	Convertible Securities Fund		Asset Allocation Fund II
Increase (decrease) in net assets	Year ended March 31, 2006(a)($)	Year ended March 31, 2005($)	Year ended March 31, 2006(a)($)	Year ended March 31, 2005($)
Operations:
Net investment income	34,251,231	39,475,116	2,397,291	2,478,902
Net realized gain on investments, foreign currency transactions, written options, futures contract and swap contracts	115,601,773	71,680,439	16,180,869	13,611,659
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(10,385,686)	(51,318,611)	(5,000,527)	(7,974,366)
Net increase resulting from operations	139,467,318	59,836,944	13,577,633	8,116,195
Distributions to shareholders:
From net investment income:
Class A	(8,688,760)	(28,975,394)	(1,704,173)	(460,864)
Class B	(2,128,143)	(10,858,261)	(185,268)	(1,700,760)
Class C	(1,013,136)	(3,141,652)	(17,222)	(405,479)
Class R	—	—	—	—
Class Z	(22,315,767)	(1,427,396)	(432,645)	(21,085)
From net realized gains:
Class A	(22,020,904)	(8,273,076)	—	—
Class B	(8,061,541)	(3,296,823)	—	—
Class C	(3,839,650)	(1,293,183)	—	—
Class Z	(52,837,073)	(581,245)	—	—
Total distributions to shareholders	(120,904,974)	(57,847,030)	(2,339,308)	(2,588,188)
Net capital share transactions	(225,358,123)	(79,964,569)	(24,304,488)	(21,989,492)
Net increase (decrease) in net assets	(206,795,779)	(77,974,655)	(13,066,163)	(16,461,485)
Net assets:
Beginning of period	1,508,321,340	1,586,295,995	182,424,827	198,886,312
End of period	1,301,525,561	1,508,321,340	169,358,664	182,424,827
Undistributed (overdistributed) net investment income (loss), at end of period	7,749,787	(516,280)	63,147	7,581

  (a)  On August 22, 2005, the Fund's Investor A, Investor B, Investor C and Primary A shares were redesignated Class A, Class B, Class C and Class Z shares, respectively.

  (b)  Class R shares commenced operations on January 23, 2006.

See Accompanying Notes to Financial Statements.

Columbia Funds

Statements of changes in net assets (continued)

	Large Cap Value Fund		Mid Cap Value Fund
Increase (decrease) in net assets	Year ended March 31, 2006(a)(b)($)	Year ended March 31, 2005($)	Year ended March 31, 2006(a)(b)($)	Year ended March 31, 2005($)
Operations:
Net investment income	38,369,627	23,999,531	12,284,635	6,608,188
Net realized gain on investments, foreign currency transactions, written options, futures contract and swap contracts	160,867,273	70,718,200	260,521,066	66,140,085
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	182,250,803	90,472,965	63,862,074	27,259,328
Net increase resulting from operations	381,487,703	185,190,696	336,667,775	100,007,601
Distributions to shareholders:
From net investment income:
Class A	(9,485,386)	(19,810,525)	(2,852,950)	(84,886)
Class B	(2,405,990)	(3,389,249)	(265,256)	(15,920)
Class C	(340,770)	(550,112)	(69,667)	(4,478)
Class R	(21)	—	(3)	—
Class Z	(24,916,361)	(119,932)	(8,287,772)	(6,155,170)
From net realized gains:
Class A	(7,732,585)	—	(28,487,870)	(666,284)
Class B	(5,018,515)	—	(11,941,687)	(288,884)
Class C	(722,636)	—	(3,181,374)	(65,006)
Class Z	(20,052,796)	—	(88,998,420)	(39,758,296)
Total distributions to shareholders	(70,675,060)	(23,869,818)	(144,084,999)	(47,038,924)
Net capital share transactions	1,786,517,032	180,127,330	1,926,928,477	49,217,181
Net increase (decrease) in net assets	2,097,329,675	341,448,208	2,119,511,253	102,185,858
Net assets:
Beginning of period	1,770,693,079	1,429,244,871	606,967,692	504,781,834
End of period	3,868,022,754	1,770,693,079	2,726,478,945	606,967,692
Undistributed (overdistributed) net investment income (loss), at end of period	1,519,352	1,295,288	1,596,921	347,734

See Accompanying Notes to Financial Statements.

Columbia Funds

Statements of changes in net assets (continued)

	Small Cap Value Fund II		Growth Fund
Increase (decrease) in net assets	Year ended March 31, 2006(a)(b)($)	Year ended March 31, 2005($)	Year ended March 31, 2006(a)(b)($)		Year ended March 31, 2005($)
Operations:
Net investment income (loss)	1,149,347	(114,223)	(7,197,833)		(5,428,508)
Net realized gain (loss) on investments and foreign currency transactions	24,199,441	15,337,330	61,537,344	(c)	(31,650,974	)(c)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	25,992,620	7,285,596	391,335,326	(c)	146,209,698	(c)
Net increase resulting from operations	51,341,408	22,508,703	445,674,837		109,130,216
Distributions to shareholders:
From net investment income:
Class A	(12,777)	—	—		—
Class B	—	—	—		—
Class C	—	—	—		—
Class Z	(928,935)	—	—		—
From net realized gains:
Class A	(607,622)	(398,228)	—		—
Class B	(175,687)	(137,203)	—		—
Class C	(65,938)	(28,817)	—		—
Class Z	(21,995,534)	(15,476,178)	—		—
Total distributions to shareholders	(23,786,493)	(16,040,426)	—		—
Net capital share transactions	19,150,716	41,099,433	1,525,680,234		905,148,295
Net increase (decrease) in net assets	46,705,631	47,567,710	1,971,355,071		1,014,278,511
Net assets:
Beginning of period	204,636,441	157,068,731	2,310,626,892		1,296,348,381
End of period	251,342,072	204,636,441	4,281,981,963		2,310,626,892
Undistributed (overdistributed) net investment income, at end of period	108,568	—	—		(12,017)
Accumulated net investment loss	—	—	(397)		—

  (a)  On August 22, 2005, the Fund's Investor A, Investor B, Investor C and Primary A shares were redesignated Class A, Class B, Class C and Class Z shares, respectively.

  (b)  Class R shares commenced operations on January 23, 2006.

  (c)  Allocated from Master Portfolio.

See Accompanying Notes to Financial Statements.

Columbia Funds

Statements of changes in net assets (continued)

	Large Cap Core Fund			Focused Equities Fund
Increase (decrease) in net assets	Year ended March 31, 2006(a)($)	Year ended March 31, 2005($)		Year ended March 31, 2006(a)($)		Year ended March 31, 2005($)
Operations:
Net investment income (loss)	16,123,526	17,861,909		(14,109,514)		(14,748,652)
Net realized gain (loss) on investments and foreign currency transactions	89,001,209 (c)	394,487,658	(c)	209,766,458	(c)	(1,276,709	)(c)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	74,892,345 (c)	(137,622,527	)(c)	408,507,556	(c)	146,168,327	(c)
Net increase resulting from operations	180,017,080	274,727,040		604,164,500		130,142,966
Distributions to shareholders:
From net investment income:
Class A	(1,707,155)	(14,473,427)		—		—
Class B	(51,528)	(1,795,733)		—		—
Class C	(21,729)	(3,390)		—		—
Class Z	(14,222,830)	(12,578)		—		—
From net realized gains:
Class A	—	—		—		—
Class B	—	—		—		—
Class C	—	—		—		—
Class Z	—	—		—		—
Total distributions to shareholders	(16,003,242)	(16,285,128)		—		—
Net capital share transactions	(22,637,750)	(629,800,146)		613,356,885		126,347,229
Net increase (decrease) in net assets	141,376,088	(371,358,234)		1,217,521,385		256,490,195
Net assets:
Beginning of period	1,453,173,986	1,824,532,220		2,908,549,904		2,652,059,709
End of period	1,594,550,074	1,453,173,986		4,126,071,289		2,908,549,904
Undistributed (overdistributed) net investment income, at end of period	4,413,779	4,293,495		—		(9,322)
Accumulated net investment loss	—	—		—		—

See Accompanying Notes to Financial Statements.

Columbia Funds

Statements of changes in net assets (continued)

	Mid Cap Growth Fund		21st Century Fund
Increase (decrease) in net assets	Year ended March 31, 2006(a)($)	Year ended March 31, 2005($)	Year ended March 31, 2006(a)(b)($)	Year ended March 31, 2005($)
Operations:
Net investment loss	(612,429)	(2,239,617)	(2,185,957)	(1,516,837)
Net realized gain on investments and foreign currency transactions	35,489,063	117,618,325	40,717,169	5,252,077
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	97,150,342	(95,277,997)	148,656,306	12,952,529
Net increase (decrease) resulting from operations	132,026,976	20,100,711	187,187,518	16,687,769
Distributions to shareholders:
From net investment income:
Class A	—	—	(160,339)	—
Class Z	—	—	(451,952)	—
From net realized gains:
Class A	—	—	—	—
Class B	—	—	—	—
Class C	—	—	—	—
Class Z	—	—	—	—
Total distributions to shareholders	—	—	(612,291)	—
Net capital share transactions	10,501,980	(62,322,823)	616,662,308	235,623,590
Net increase (decrease) in net assets	142,528,956	(42,222,112)	803,237,535	252,311,359
Net assets:
Beginning of period	470,232,988	512,455,100	400,945,682	148,634,323
End of period	612,761,944	470,232,988	1,204,183,217	400,945,682
Overdistributed net investment income, at end of period	—	—	—	(5,566)

(a) On August 22, 2005, the Fund's Investor A, Investor B, Investor C and Primary A shares were redesignated Class A, Class B, Class C and Class Z shares, respectively.

(b) Class R shares commenced operations on January 23, 2006.

(c) Allocated from Master Portfolio.

See Accompanying Notes to Financial Statements.

Columbia Funds

Statements of changes in net assets (continued)

	Small Cap Growth Fund II
Increase (decrease) in net assets	Year ended March 31, 2006(a)($)	Year ended March 31, 2005($)
Operations:
Net investment loss	(3,335,704)	(5,027,027)
Net realized gain on investments and foreign currency transactions	123,538,803 (c)	84,648,186	(c)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	5,795,546 (c)	(83,966,916	)(c)
Net increase (decrease) resulting from operations	125,998,645	(4,345,757)
Distributions to shareholders:
From net investment income:
Class A	—	—
Class Z	—	—
From net realized gains:
Class A	(14,929,761)	—
Class B	(1,769,548)	—
Class C	(423,635)	—
Class Z	(32,777,429)	—
Total distributions to shareholders	(49,900,373)	—
Net capital share transactions	(108,881,474)	(229,591,765)
Net increase (decrease) in net assets	(32,783,202)	(233,937,522)
Net assets:
Beginning of period	513,156,099	747,093,621
End of period	480,372,897	513,156,099
Overdistributed net investment income, at end of period	—	—

See Accompanying Notes to Financial Statements.

Columbia Funds

Statements of changes in net assets — capital stock activity

	Convertible Securities Fund
	Year ended March 31, 2006(a)		Year ended March 31, 2005
	Shares	Dollars($)	Shares	Dollars($)
Class A (See Note 2):
Subscriptions	2,694,441	46,893,441	3,700,855	66,448,861
Distributions reinvested	1,607,941	27,253,730	817,450	12,100,000
Redemptions	(5,814,342)	(100,641,686)	(5,997,842)	(103,893,646)
Net increase (decrease)	(1,511,960)	(26,494,515)	(1,479,537)	(25,344,785)
Class B (See Note 2):
Subscriptions	216,683	3,686,661	638,797	11,494,716
Distributions reinvested	513,460	8,567,036	246,962	3,684,000
Redemptions	(2,367,849)	(40,750,262)	(1,543,224)	(26,386,519)
Net decrease	(1,637,706)	(28,496,565)	(657,465)	(11,207,803)
Class C (See Note 2):
Subscriptions	511,156	8,757,026	866,344	15,151,512
Distributions reinvested	155,492	2,623,966	66,239	1,001,000
Redemptions	(1,267,570)	(21,832,476)	(1,189,954)	(20,530,048)
Net increase (decrease)	(600,922)	(10,451,484)	(257,371)	(4,377,536)
Class Z:
Subscriptions	3,790,394	65,433,203	12,476,365	216,868,213
Distributions reinvested	610,234	10,293,779	168,916	2,725,000
Redemptions	(13,614,941)	(235,642,541)	(14,886,451)	(258,627,658)
Net decrease	(9,214,313)	(159,915,559)	(2,241,170)	(39,034,445)

(a) On August 22, 2005, the Fund's Investor A, Investor B, Investor C and Primary A shares were redesignated Class A, Class B, Class C and Class Z shares, respectively.

See Accompanying Notes to Financial Statements.

Columbia Funds

Statements of changes in net assets — capital stock activity (continued)

	Asset Allocation Fund II
	Year ended March 31, 2006(a)		Year ended March 31, 2005
	Shares	Dollars($)	Shares	Dollars($)
Class A (See Note 2):
Subscriptions	1,004,533	21,640,551	799,273	16,273,318
Distributions reinvested	72,804	1,584,397	77,592	1,588,328
Redemptions	(953,835)	(20,572,979)	(904,117)	(18,452,543)
Net increase (decrease)	123,502	2,651,969	(27,252)	(590,897)
Class B (See Note 2):
Subscriptions	30,041	634,625	56,046	1,170,162
Distributions reinvested	7,768	167,516	17,982	365,570
Redemptions	(1,154,910)	(24,618,326)	(1,146,712)	(23,059,281)
Net decrease	(1,117,101)	(23,816,185)	(1,072,684)	(21,523,549)
Class C (See Note 2):
Subscriptions	20,865	445,564	28,378	576,113
Distributions reinvested	685	14,800	952	19,386
Redemptions	(36,735)	(773,136)	(20,527)	(414,918)
Net increase (decrease)	(15,185)	(312,772)	8,803	180,581
Class Z:
Subscriptions	33,577	716,695	124,335	2,579,182
Distributions reinvested	10,108	219,182	11,225	229,413
Redemptions	(175,513)	(3,763,377)	(141,793)	(2,864,222)
Net decrease	(131,828)	(2,827,500)	(6,233)	(55,627)

See Accompanying Notes to Financial Statements.

Columbia Funds

Statements of changes in net assets — capital stock activity (continued)

	Large Cap Value Fund
	Year ended March 31, 2006(a)(b)		Year ended March 31, 2005
	Shares	Dollars($)	Shares	Dollars($)
Class A (See Note 2):
Subscriptions	17,010,334	234,225,646	8,473,403	105,525,823
Capital contribution from investment advisor	—	—	—	—
Proceeds received in connection with merger	42,999,477	590,920,619	—	—
Distributions reinvested	1,157,937	16,070,204	325,655	3,200,426
Redemptions	(10,409,177)	(143,540,562)	(4,352,037)	(53,135,290)
Net increase	50,758,571	697,675,907	4,447,021	55,590,959
Class B (See Note 2):
Subscriptions	705,988	9,465,367	376,156	4,723,731
Capital contribution from investment advisor	—	—	—	—
Proceeds received in connection with merger	51,762,726	690,375,181	—	—
Distributions reinvested	492,802	6,697,512	61,707	487,355
Redemptions	(10,727,507)	(144,759,533)	(1,366,273)	(16,078,768)
Net increase (decrease)	42,234,009	561,778,527	(928,410)	(10,867,682)
Class C (See Note 2):
Subscriptions	280,794	3,767,177	121,451	1,464,474
Capital contribution from investment advisor	—	—	—	—
Proceeds received in connection with merger	6,513,119	86,890,890	—	—
Distributions reinvested	63,844	867,871	7,847	60,638
Redemptions	(1,240,176)	(16,644,388)	(1,282,278)	(14,884,885)
Net increase (decrease)	5,617,581	74,881,550	(1,152,980)	(13,359,773)
Class R:
Subscriptions	702	10,000	—	—
Distributions reinvested	1	21	—	—
Net increase	703	10,021	—	—
Class Z:
Subscriptions	23,240,909	317,334,267	27,907,357	345,028,448
Capital contribution from investment advisor	—	—	—	—
Proceeds received in connection with merger	35,754,134	491,892,503	—	—
Distributions reinvested	1,482,567	20,407,204	898,538	11,155,904
Redemptions	(27,938,604)	(377,462,947)	(16,832,690)	(207,420,526)
Net increase	32,539,006	452,171,027	11,973,205	148,763,826

(a) On August 22, 2005, the Fund's Investor A, Investor B, Investor C and Primary A shares were redesignated Class A, Class B, Class C and Class Z shares, respectively.

(b) Class R shares commenced operations on January 23, 2006.

(c) Rounds to less than 1 share.

See Accompanying Notes to Financial Statements.

Columbia Funds

Statements of changes in net assets — capital stock activity (continued)

	Mid Cap Value Fund
	Year ended March 31, 2006(a)(b)		Year ended March 31, 2005
	Shares	Dollars($)	Shares	Dollars($)
Class A (See Note 2):
Subscriptions	11,677,764	167,985,374	288,769	3,982,422
Capital contribution from investment advisor	—	—	—	6,711
Proceeds received in connection with merger	51,325,081	711,891,123	—	—
Distributions reinvested	2,039,062	28,703,222	71,521	644,000
Redemptions	(7,505,040)	(107,012,980)	(264,358)	(3,369,850)
Net increase	57,536,867	801,566,739	95,932	1,263,283
Class B (See Note 2):
Subscriptions	781,047	11,051,935	54,542	844,375
Capital contribution from investment advisor	—	—	—	2,876
Proceeds received in connection with merger	22,494,617	308,153,765	—	—
Distributions reinvested	806,458	11,198,974	32,428	281,000
Redemptions	(3,280,082)	(46,376,440)	(54,321)	(689,369)
Net increase (decrease)	20,802,040	284,028,234	32,649	438,882
Class C (See Note 2):
Subscriptions	3,769,474	53,763,446	33,442	437,550
Capital contribution from investment advisor	—	—	—	626
Proceeds received in connection with merger	4,970,445	68,284,285	—	—
Distributions reinvested	175,783	2,448,168	4,292	42,000
Redemptions	(643,711)	(9,093,054)	(23,698)	(310,629)
Net increase (decrease)	8,271,991	115,402,845	14,036	169,547
Class R:
Subscriptions	693	10,000	—	—
Distributions reinvested	— (c)	2	—	—
Net increase	693	10,002	—	—
Class Z:
Subscriptions	14,450,028	203,985,452	9,886,268	133,739,621
Capital contribution from investment advisor	—	—	—	392,613
Proceeds received in connection with merger	46,853,054	651,288,467	—	—
Distributions reinvested	2,730,443	37,582,084	935,053	8,478,000
Redemptions	(11,972,212)	(166,935,346)	(7,198,376)	(95,264,765)
Net increase	52,061,313	725,920,657	3,622,945	47,345,469

See Accompanying Notes to Financial Statements.

Columbia Funds

Statements of changes in net assets — capital stock activity (continued)

	Small Cap Value Fund II
	Year ended March 31, 2006(a)(b)		Year ended March 31, 2005
	Shares	Dollars($)	Shares	Dollars($)
Class A (See Note 2):
Subscriptions	257,409	3,413,661	118,698	1,732,495
Distributions reinvested	46,655	578,526	59,907	370,990
Redemptions	(80,275)	(1,042,337)	(103,076)	(1,236,360)
Net increase	223,789	2,949,850	75,529	867,125
Class B (See Note 2):
Subscriptions	41,997	540,142	28,156	439,454
Distributions reinvested	14,176	171,747	21,131	131,476
Redemptions	(27,113)	(341,182)	(36,524)	(430,766)
Net increase (decrease)	29,060	370,707	12,763	140,164
Class C (See Note 2):
Subscriptions	90,940	1,166,184	15,281	196,873
Distributions reinvested	4,374	53,447	3,470	21,489
Redemptions	(3,938)	(49,089)	(11,499)	(135,728)
Net increase	91,376	1,170,542	7,252	82,634
Class R:
Subscriptions	762	10,000	—	—
Redemptions	—	—	—	—
Net increase	762	10,000	—	—
Class Z:
Subscriptions	4,732,086	61,603,472	4,809,075	61,750,866
Distributions reinvested	591,973	7,357,372	767,657	4,833,194
Redemptions	(4,208,074)	(54,311,227)	(2,197,550)	(26,574,550)
Net increase	1,115,985	14,649,617	3,379,182	40,009,510

(a) On August 22, 2005, the Fund's Investor A, Investor B, Investor C and Primary A shares were redesignated Class A, Class B, Class C and Class Z shares, respectively.

(b) Class R shares commenced operations on January 23, 2006.

See Accompanying Notes to Financial Statements.

Columbia Funds

Statements of changes in net assets — capital stock activity (continued)

	Growth Fund
	Year ended March 31, 2006(a)(b)		Year ended March 31, 2005
	Shares	Dollars($)	Shares	Dollars($)
Class A (See Note 2):
Subscriptions	57,162,495	1,043,165,444	31,673,469	526,629,446
Distributions reinvested	—	—	115,115	1,765,653
Redemptions	(14,985,579)	(274,230,475)	(8,331,038)	(135,355,840)
Net increase	42,176,916	768,934,969	23,457,546	393,039,259
Class B (See Note 2):
Subscriptions	1,982,503	34,081,794	1,127,746	17,821,426
Distributions reinvested	—	—	—	—
Redemptions	(3,214,365)	(55,354,713)	(2,341,233)	(35,986,316)
Net increase (decrease)	(1,231,862)	(21,272,919)	(1,213,487)	(18,164,890)
Class C (See Note 2):
Subscriptions	18,337,929	316,058,442	11,708,673	184,666,842
Distributions reinvested	—	—	—	—
Redemptions	(3,177,318)	(55,303,987)	(1,711,112)	(26,556,237)
Net increase	15,160,611	260,754,455	9,997,561	158,110,605
Class R:
Subscriptions	2,908	56,029	—	—
Redemptions	(2,390)	(45,466)	—	—
Net increase	518	10,563	—	—
Class Z:
Subscriptions	36,122,180	667,164,412	26,852,891	458,225,993
Distributions reinvested	—	—	—	—
Redemptions	(8,055,589)	(149,911,246)	(5,236,865)	(86,062,672)
Net increase	28,066,591	517,253,166	21,616,026	372,163,321

See Accompanying Notes to Financial Statements.

Columbia Funds

Statements of changes in net assets — capital stock activity (continued)

	Large Cap Core Fund
	Year ended March 31, 2006(a)		Year ended March 31, 2005
	Shares	Dollars($)	Shares	Dollars($)
Class A (See Note 2):
Subscriptions	725,138	9,118,703	1,308,286	15,204,408
Distributions reinvested	124,448	1,615,327	137,561	1,676,082
Redemptions	(3,557,521)	(44,658,040)	(4,912,489)	(57,026,739)
Net increase (decrease)	(2,707,935)	(33,924,010)	(3,466,642)	(40,146,249)
Class B (See Note 2):
Subscriptions	38,493	472,157	22,392	257,119
Distributions reinvested	3,784	47,711	265	3,140
Redemptions	(795,192)	(9,719,903)	(809,806)	(9,136,800)
Net decrease	(752,915)	(9,200,035)	(787,149)	(8,876,541)
Class C (See Note 2):
Subscriptions	134,660	1,644,077	252,344	2,853,921
Distributions reinvested	1,718	21,666	1,054	12,530
Redemptions	(332,381)	(4,078,911)	(463,232)	(5,266,259)
Net increase (decrease)	(196,003)	(2,413,168)	(209,834)	(2,399,808)
Class Z:
Subscriptions	19,960,009	249,836,147	8,181,562	96,076,852
Distributions reinvested	250,331	3,256,811	103,341	1,261,718
Redemptions	(18,256,409)	(230,193,495)	(40,584,012)	(675,716,118)
Net increase (decrease)	1,953,931	22,899,463	(32,299,109)	(578,377,548)

(a) On August 22, 2005, the Fund's Investor A, Investor B, Investor C and Primary A shares were redesignated Class A, Class B, Class C and Class Z shares, respectively.

See Accompanying Notes to Financial Statements.

Columbia Funds

Statements of changes in net assets — capital stock activity (continued)

	Focused Equities Fund
	Year ended March 31, 2006(a)		Year ended March 31, 2005
	Shares	Dollars($)	Shares	Dollars($)
Class A (See Note 2):
Subscriptions	41,656,396	810,411,959	27,692,395	470,233,468
Distributions reinvested	—	—	—	—
Redemptions	(15,099,675)	(292,503,989)	(17,995,171)	(300,514,345)
Net increase (decrease)	26,556,721	517,907,970	9,697,224	169,719,123
Class B (See Note 2):
Subscriptions	1,118,910	20,560,380	1,089,216	17,602,227
Distributions reinvested	—	—	—	—
Redemptions	(6,306,928)	(115,519,783)	(6,172,080)	(99,022,064)
Net decrease	(5,188,018)	(94,959,403)	(5,082,864)	(81,419,837)
Class C (See Note 2):
Subscriptions	7,369,999	136,795,748	5,812,513	93,826,172
Distributions reinvested	—	—	—	—
Redemptions	(3,443,879)	(62,848,503)	(4,350,034)	(70,367,902)
Net increase (decrease)	3,926,120	73,947,245	1,462,479	23,458,270
Class Z:
Subscriptions	11,206,795	222,549,775	8,009,026	139,607,571
Distributions reinvested	—	—	—	—
Redemptions	(5,435,814)	(106,088,702)	(7,403,458)	(125,017,898)
Net increase (decrease)	5,770,981	116,461,073	605,568	14,589,673

See Accompanying Notes to Financial Statements.

Columbia Funds

Statements of changes in net assets — capital stock activity (continued)

	Mid Cap Growth Fund
	Year ended March 31, 2006(a)		Year ended March 31, 2005
	Shares	Dollars($)	Shares	Dollars($)
Class A (See Note 2):
Subscriptions	899,331	11,383,382	404,833	4,625,765
Distributions reinvested	—	—	—	—
Redemptions	(573,142)	(7,336,493)	(613,934)	(7,017,766)
Net increase (decrease)	326,189	4,046,889	(209,101)	(2,392,001)
Class B (See Note 2):
Subscriptions	58,923	670,839	82,253	837,386
Redemptions	(1,025,374)	(11,339,251)	(537,101)	(5,422,764)
Net increase (decrease)	(966,451)	(10,668,412)	(454,848)	(4,585,378)
Class C (See Note 2):
Subscriptions	58,475	663,123	28,126	289,872
Redemptions	(44,804)	(497,294)	(65,722)	(674,821)
Net increase (decrease)	13,671	165,829	(37,596)	(384,949)
Class R:
Subscriptions	—	—	—	—
Class Z:
Subscriptions	7,650,942	101,040,131	6,300,900	77,731,748
Distributions reinvested	—	—	—	—
Redemptions	(6,259,014)	(84,082,457)	(11,172,057)	(132,692,243)
Net increase (decrease)	1,391,928	16,957,674	(4,871,157)	(54,960,495)

(a) On August 22, 2005, the Fund's Investor A, Investor B, Investor C and Primary A shares were redesignated Class A, Class B, Class C and Class Z shares, respectively.

(b) Class R shares commenced operations on January 23, 2006.

See Accompanying Notes to Financial Statements.

Columbia Funds

Statements of changes in net assets — capital stock activity (continued)

	21st Century Fund
	Year ended March 31, 2006(a)(b)		Year ended March 31, 2005
	Shares	Dollars($)	Shares	Dollars($)
Class A (See Note 2):
Subscriptions	37,795,430	453,366,877	14,419,850	150,836,519
Distributions reinvested	10,924	134,695	—	—
Redemptions	(5,712,757)	(66,515,504)	(1,800,735)	(18,144,627)
Net increase (decrease)	32,093,597	386,986,068	12,619,115	132,691,892
Class B (See Note 2):
Subscriptions	2,597,049	29,599,492	1,622,623	16,267,734
Redemptions	(1,047,933)	(11,588,960)	(831,309)	(7,978,987)
Net increase (decrease)	1,549,116	18,010,532	791,314	8,288,747
Class C (See Note 2):
Subscriptions	9,052,911	104,468,105	2,538,993	25,800,804
Redemptions	(706,113)	(8,003,132)	(336,870)	(3,296,837)
Net increase (decrease)	8,346,798	96,464,973	2,202,123	22,503,967
Class R:
Subscriptions	789	10,000	—	—
Class Z:
Subscriptions	11,200,179	138,196,432	7,493,078	78,012,714
Distributions reinvested	2,460	30,726	—	—
Redemptions	(1,934,965)	(23,036,423)	(581,159)	(5,873,730)
Net increase (decrease)	9,267,674	115,190,735	6,911,919	72,138,984

See Accompanying Notes to Financial Statements.

Columbia Funds

Statements of changes in net assets — capital stock activity (continued)

	Small Cap Growth Fund II
	Year ended March 31, 2006(a)		Year ended March 31, 2005
	Shares	Dollars($)	Shares	Dollars($)
Class A (See Note 2):
Subscriptions	585,432	9,431,927	1,419,382	20,817,399
Distributions reinvested	894,906	13,718,926	—	—
Redemptions	(1,687,176)	(26,806,533)	(6,781,959)	(97,836,662)
Net decrease	(206,838)	(3,655,680)	(5,362,577)	(77,019,263)
Class B (See Note 2):
Subscriptions	46,126	698,594	78,611	1,094,088
Distributions reinvested	110,974	1,574,724	—	—
Redemptions	(297,578)	(4,491,697)	(299,088)	(4,131,795)
Net decrease	(140,478)	(2,218,379)	(220,477)	(3,037,707)
Class C (See Note 2):
Subscriptions	63,584	970,165	48,697	687,507
Distributions reinvested	17,759	255,904	—	—
Redemptions	(65,757)	(980,736)	(172,192)	(2,423,949)
Net increase (decrease)	15,586	245,333	(123,495)	(1,736,442)
Class Z:
Subscriptions	979,921	16,028,822	2,619,085	39,403,665
Distributions reinvested	520,648	8,205,409	—	—
Redemptions	(7,830,689)	(127,486,979)	(12,379,989)	(187,202,018)
Net decrease	(6,330,120)	(103,252,748)	(9,760,904)	(147,798,353)

(a) On August 22, 2005, the Fund's Investor A, Investor B, Investor C and Primary A shares were redesignated Class A, Class B, Class C and Class Z shares, respectively.

See Accompanying Notes to Financial Statements.

[This page intentionally left blank]

Columbia Funds

Financial highlights

For a share outstanding throughout each period.

	Net asset value beginning of period	Net investment income (loss)(a)	Net realized and unrealized gain (loss) on investments	Net increase (decrease) in net asset value from operations	Dividends from net investment income	Distributions from net realized gains
Convertible Securities
Class A Shares
Year ended 3/31/2006(e)	$17.35	$0.41	$1.32	$1.73	$(0.42)	$(1.07)
Year ended 3/31/2005	17.33	0.43	0.24	0.67	(0.50)	(0.15)
Year ended 3/31/2004	13.77	0.47	3.53	4.00	(0.44)	—
Year ended 3/31/2003	16.02	0.47	(2.25)	(1.78)	(0.47)	—
Year ended 3/31/2002	16.04	0.59	(0.04)	0.55	(0.52)	(0.05)
Class B Shares
Year ended 3/31/2006(e)	$17.16	$0.28	$1.30	$1.58	$(0.29)	$(1.07)
Year ended 3/31/2005	17.15	0.30	0.23	0.53	(0.37)	(0.15)
Year ended 3/31/2004	13.64	0.35	3.48	3.83	(0.32)	—
Year ended 3/31/2003	15.88	0.36	(2.24)	(1.88)	(0.36)	—
Year ended 3/31/2002	15.92	0.45	(0.03)	0.42	(0.41)	(0.05)
Class C Shares
Year ended 3/31/2006(e)	$17.34	$0.28	$1.31	$1.59	$(0.29)	$(1.07)
Year ended 3/31/2005	17.31	0.30	0.25	0.55	(0.37)	(0.15)
Year ended 3/31/2004	13.77	0.35	3.52	3.87	(0.33)	—
Year ended 3/31/2003	16.04	0.36	(2.26)	(1.90)	(0.37)	—
Year ended 3/31/2002	16.08	0.45	(0.03)	0.42	(0.41)	(0.05)
Class Z Shares
Year ended 3/31/2006(e)	$17.35	$0.46	$1.31	$1.77	$(0.46)	$(1.07)
Year ended 3/31/2005	17.32	0.48	0.24	0.72	(0.54)	(0.15)
Year ended 3/31/2004	13.77	0.51	3.52	4.03	(0.48)	—
Year ended 3/31/2003	16.03	0.51	(2.27)	(1.76)	(0.50)	—
Year ended 3/31/2002	16.05	0.59	—	0.59	(0.56)	(0.05)

(a)  Per share net investment income (loss) has been calculated using the monthly average shares method.

(b)  Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

(c)  The effect of the custodial expense offset (see Note 4) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

(d)  The effect of interest expense on the operating expense ratio was less than 0.01%.

(e)  On August 22, 2005, the Fund's Investor A, Investor B, Investor C and Primary A shares were redesignated Class A, Class B, Class C and Class Z shares, respectively.

(f)  The effect of the non-recurring costs assumed by Bank of America Corporation (see Note 9) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.09% for Class A shares, 1.84% each for Class B and Class C shares and 0.84% for Class Z shares.

(g)  The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.16% for Class A shares, 1.91% each for Class B and Class C shares and 0.91% for Class Z shares.

(h)  The reimbursement from Investment Advisor is included in the ratio of operating expenses to average net assets (with waivers). The effect of this reimbursement on the operating expense ratio (with waivers) was less than 0.01%.

(i)  The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.20% for Class A shares, 1.95% each for Class B and Class C shares and 0.95% for Class Z shares.

See Accompanying Notes to Financial Statements.

Columbia Funds

Financial highlights (continued)

									Without waivers and/or expense reimbursements
	Total dividends and distributions	Net asset value end of period	Total return(b)	Net assets end of period (000)	Ratio of operating expenses to average net assets(c)(d)		Ratio of net investment income (loss) to average net assets	Portfolio turnover rate	Ratio of operating expenses to average net assets(c)
Convertible Securities
Class A Shares
Year ended 3/31/2006(e)	$(1.49)	$17.59	10.54%	$352,010	1.09%		2.39%	40%	1.15	%(f)
Year ended 3/31/2005	(0.65)	17.35	3.87	373,390	1.16		2.50	37	1.19	(g)
Year ended 3/31/2004	(0.44)	17.33	29.32	398,485	1.19	(h)	2.94	91	1.22	(i)
Year ended 3/31/2003	(0.47)	13.77	(11.18)	292,622	1.22		3.34	57	1.22
Year ended 3/31/2002	(0.57)	16.02	3.48	321,858	1.25		3.53	50	1.25
Class B Shares
Year ended 3/31/2006(e)	$(1.36)	$17.38	9.72%	$116,566	1.84%		1.64%	40%	1.90	%(f)
Year ended 3/31/2005	(0.52)	17.16	3.08	143,194	1.91		1.75	37	1.94	(g)
Year ended 3/31/2004	(0.32)	17.15	28.30	154,322	1.94	(h)	2.19	91	1.97	(i)
Year ended 3/31/2003	(0.36)	13.64	(11.83)	111,468	1.97		2.59	57	1.97
Year ended 3/31/2002	(0.46)	15.88	2.68	90,408	2.00		2.78	50	2.00
Class C Shares
Year ended 3/31/2006(e)	$(1.36)	$17.57	9.68%	$57,193	1.84%		1.64%	40%	1.90	%(f)
Year ended 3/31/2005	(0.52)	17.34	3.16	66,844	1.91		1.75	37	1.94	(g)
Year ended 3/31/2004	(0.33)	17.31	28.31	71,205	1.94	(h)	2.19	91	1.97	(i)
Year ended 3/31/2003	(0.37)	13.77	(11.89)	30,293	1.97		2.59	57	1.97
Year ended 3/31/2002	(0.46)	16.04	2.66	20,370	2.00		2.78	50	2.00
Class Z Shares
Year ended 3/31/2006(e)	$(1.53)	$17.59	10.81%	$775,758	0.84%		2.64%	40%	0.90	%(f)
Year ended 3/31/2005	(0.69)	17.35	4.18	924,893	0.91		2.75	37	0.94	(g)
Year ended 3/31/2004	(0.48)	17.32	29.54	962,284	0.94	(h)	3.19	91	0.97	(i)
Year ended 3/31/2003	(0.50)	13.77	(11.01)	523,271	0.97		3.59	57	0.97
Year ended 3/31/2002	(0.61)	16.03	3.74	236,202	1.00		3.78	50	1.00

See Accompanying Notes to Financial Statements.

Columbia Funds

Financial highlights (continued)

For a share outstanding throughout each period.

	Net asset value beginning of period	Net investment income (loss)(a)		Net realized and unrealized gain (loss) on investments	Net increase (decrease) in net asset value from operations	Dividends from net investment income	Distributions from net realized gains
Asset Allocation II
Class A Shares
Year ended 3/31/2006(d)	$20.84	$0.32		$1.37	$1.69	$(0.31)	$—
Year ended 3/31/2005	20.20	0.31	(f)	0.65 (g)	0.96	(0.32)	—
Year ended 3/31/2004	16.44	0.25		3.80	4.05	(0.29)	—
Year ended 3/31/2003	19.92	0.29		(3.48)	(3.19)	(0.29)	—
Year ended 3/31/2002	20.32	0.39		(0.40)	(0.01)	(0.36)	(0.03)
Class B Shares
Year ended 3/31/2006(d)	$20.67	$0.14		$1.38	$1.52	$(0.15)	$—
Year ended 3/31/2005	20.04	0.15	(f)	0.64 (g)	0.79	(0.16)	—
Year ended 3/31/2004	16.31	0.11		3.76	3.87	(0.14)	—
Year ended 3/31/2003	19.81	0.15		(3.47)	(3.32)	(0.18)	—
Year ended 3/31/2002	20.22	0.23		(0.39)	(0.16)	(0.22)	(0.03)
Class C Shares
Year ended 3/31/2006(d)	$20.65	$0.15		$1.37	$1.52	$(0.15)	$—
Year ended 3/31/2005	20.02	0.15	(f)	0.65 (g)	0.80	(0.17)	—
Year ended 3/31/2004	16.31	0.11		3.75	3.86	(0.15)	—
Year ended 3/31/2003	19.84	0.15		(3.48)	(3.33)	(0.20)	—
Year ended 3/31/2002	20.24	0.24		(0.40)	(0.16)	(0.21)	(0.03)
Class Z Shares
Year ended 3/31/2006(d)	$20.81	$0.37		$1.36	$1.73	$(0.37)	$—
Year ended 3/31/2005	20.18	0.36	(f)	0.64 (g)	1.00	(0.37)	—
Year ended 3/31/2004	16.42	0.29		3.81	4.10	(0.34)	—
Year ended 3/31/2003	19.93	0.32		(3.49)	(3.17)	(0.34)	—
Year ended 3/31/2002	20.32	0.44		(0.39)	0.05	(0.41)	(0.03)

(a)  Per share net investment income (loss) has been calculated using the monthly average shares method.

(b)  Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does does not reflect the deduction of any applicable sales charges.

(c)  The effect of the custodial expense offset (see Note 4) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

(d)  On August 22, 2005, the Fund's Investor A, Investor B, Investor C and Primary A shares were redesignated Class A, Class B, Class C and Class Z shares, respectively.

(e)  The effect of interest expense on the operating expense ratio was less than 0.01%.

(f)  Net dividend income per share reflects a special dividend. The effect of this dividend amounted to $0.03 per share.

(g)  The effect of the Investment Advisor's reimbursement for the Fund exceeding certain investment restrictions is included in the net realized and unrealized gain (loss) on investments (per share). The effect of this reimbursement for the year ended March 31, 2005 was to increase net realized and unrealized gain (loss) on investments by $0.01 for Class A, Class B, Class C and Class Z shares.

(h)  Without the effect of the Investment Advisor's reimbursement for the Fund exceeding certain investment restrictions total return would have been 4.73%, 3.92%, 3.95% and 4.94% for Class A, Class B, Class C and Class Z shares.

See Accompanying Notes to Financial Statements.

Columbia Funds

Financial highlights (continued)

									Without waivers and/or expense reimbursements
	Total dividends and distributions	Net asset value end of period	Total return(b)	Net assets end of period (000)	Ratio of operating expenses to average net assets(c)		Ratio of net investment income (loss) to average net assets	Portfolio turnover rate	Ratio of operating expenses to average net assets(c)
Asset Allocation II
Class A Shares
Year ended 3/31/2006(d)	$(0.31)	$22.22	8.17%	$119,408	1.13	%(e)	1.49%	102%	1.17%
Year ended 3/31/2005	(0.32)	20.84	4.80 (h)	109,409	1.25	(e)	1.50	136	1.32
Year ended 3/31/2004	(0.29)	20.20	24.73	106,642	1.29	(e)	1.33	189	1.32
Year ended 3/31/2003	(0.29)	16.44	(16.05)	88,011	1.29	(e)	1.58	315	1.29
Year ended 3/31/2002	(0.39)	19.92	(0.05)	223,579	1.28		1.85	226	1.28
Class B Shares
Year ended 3/31/2006(d)	$(0.15)	$22.04	7.38%	$22,247	1.88	%(e)	0.68%	102%	1.92%
Year ended 3/31/2005	(0.16)	20.67	3.97 (h)	43,962	2.00	(e)	0.75	136	2.07
Year ended 3/31/2004	(0.14)	20.04	23.79	64,122	2.04	(e)	0.58	189	2.07
Year ended 3/31/2003	(0.18)	16.31	(16.80)	72,344	2.04	(e)	0.83	315	2.04
Year ended 3/31/2002	(0.25)	19.81	(0.77)	124,983	2.03		1.10	226	2.03
Class C Shares
Year ended 3/31/2006(d)	$(0.15)	$22.02	7.39%	$2,468	1.88	%(e)	0.73%	102%	1.92%
Year ended 3/31/2005	(0.17)	20.65	4.02 (h)	2,628	2.00	(e)	0.75	136	2.07
Year ended 3/31/2004	(0.15)	20.02	23.73	2,372	2.04	(e)	0.58	189	2.07
Year ended 3/31/2003	(0.20)	16.31	(16.80)	1,992	2.04	(e)	0.83	315	2.04
Year ended 3/31/2002	(0.24)	19.84	(0.78)	3,220	2.03		1.10	226	2.03
Class Z Shares
Year ended 3/31/2006(d)	$(0.37)	$22.17	8.35%	$25,236	0.88	%(e)	1.72%	102%	0.92%
Year ended 3/31/2005	(0.37)	20.81	5.01 (h)	26,425	1.00	(e)	1.75	136	1.07
Year ended 3/31/2004	(0.34)	20.18	25.07	25,750	1.04	(e)	1.58	189	1.07
Year ended 3/31/2003	(0.34)	16.42	(15.96)	35,514	1.04	(e)	1.83	315	1.04
Year ended 3/31/2002	(0.44)	19.93	0.26	40,287	1.03		2.10	226	1.03

See Accompanying Notes to Financial Statements.

Columbia Funds

Financial highlights (continued)

For a share outstanding throughout each period.

	Net asset value beginning of period	Net investment income (loss)(a)		Net realized and unrealized gain (loss) on investments	Net increase (decrease) in net asset value from operations	Dividends from net investment income	Distributions from net realized gains
Large Cap Value
Class A Shares
Year ended 3/31/2006(d)	$13.10	$0.19		$1.64	$1.83	$(0.16)	$(0.17)
Year ended 3/31/2005	11.84	0.17		1.26	1.43	(0.17)	—
Year ended 3/31/2004	8.46	0.14		3.36	3.50	(0.12)	—
Year ended 3/31/2003	11.94	0.11		(3.31)	(3.20)	(0.10)	(0.18)
Year ended 3/31/2002	12.38	0.09		0.58	0.67	(0.08)	(1.03)
Class B Shares
Year ended 3/31/2006(d)	$12.75	$0.08		$1.59	$1.67	$(0.06)	$(0.17)
Year ended 3/31/2005	11.53	0.08		1.22	1.30	(0.08)	—
Year ended 3/31/2004	8.25	0.05		3.27	3.32	(0.04)	—
Year ended 3/31/2003	11.66	0.03		(3.22)	(3.19)	(0.04)	(0.18)
Year ended 3/31/2002	12.13	—	(j)	0.59	0.59	(0.03)	(1.03)
Class C Shares
Year ended 3/31/2006(d)	$12.75	$0.08		$1.59	$1.67	$(0.06)	$(0.17)
Year ended 3/31/2005	11.52	0.08		1.22	1.30	(0.07)	—
Year ended 3/31/2004	8.24	0.05		3.27	3.32	(0.04)	—
Year ended 3/31/2003	11.65	0.04		(3.22)	(3.18)	(0.05)	(0.18)
Year ended 3/31/2002	12.13	—	(j)	0.58	0.58	(0.03)	(1.03)
Class R Shares
Period ended 3/31/2006(k)	$14.05	$0.04		$0.53	$0.57	$(0.03)	$—
Class Z Shares
Year ended 3/31/2006(d)	$13.12	$0.22		$1.63	$1.85	$(0.19)	$(0.17)
Year ended 3/31/2005	11.85	0.20		1.27	1.47	(0.20)	—
Year ended 3/31/2004	8.48	0.16		3.36	3.52	(0.15)	—
Year ended 3/31/2003	11.96	0.14		(3.31)	(3.17)	(0.13)	(0.18)
Year ended 3/31/2002	12.39	0.12		0.58	0.70	(0.10)	(1.03)

(a)  Per share net investment income (loss) has been calculated using the monthly average shares method.

(b)  Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

(c)  The effect of the custodial expense offset (see Note 4) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

(d)   On August 22, 2005, the Fund's Investor A, Investor B, Investor C and Primary A shares were redesignated Class A, Class B, Class C and Class Z shares, respectively.

(e)  The effect of the non-recurring costs assumed by Bank of America Corporation (see Note 9) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.99% for Class A shares, 1.74% each for Class B, Class C shares, 1.35% for Class R shares and 0.74% for Class Z shares.

(f)  The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.12% for Class A shares, 1.87% each for Class B and Class C shares and 0.87% for Class Z shares.

(g)  The effect of interest expense on the operating expense ratio was less than 0.01%.

(h)  The reimbursement from Investment Advisor is included in the ratio of operating expenses to average net assets (with waivers). The effect of this reimbursement on the operating expense ratio (with waivers) was less than 0.01%.

(i)  The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursement would have been 1.18% for Class A shares, 1.93% each for Class B and Class C shares and 0.93% for Class Z shares.

(j)  Amount represents less than $0.01 per share.

(k)  Class R shares commenced operations on January 23, 2006.

(l)  Not annualized.

(m)  Annualized.

See Accompanying Notes to Financial Statements.

Columbia Funds

Financial highlights (continued)

											Without waivers and/or expense reimbursements
	Total dividends and distributions	Net asset value end of period	Total return(b)		Net assets end of period (000)	Ratio of operating expenses to average net assets(c)		Ratio of investment income (loss) to average net assets		Portfolio turnover rate	Ratio of operating expenses to average net assets(c)
Large Cap Value
Class A Shares
Year ended 3/31/2006(d)	$(0.33)	$14.60	14.15%		$1,066,456	0.96%		1.36%		59%	1.05	%(e)
Year ended 3/31/2005	(0.17)	13.10	12.16		292,037	1.02		1.41		52	1.15	(f)
Year ended 3/31/2004	(0.12)	11.84	41.51		211,227	1.14	(g)(h)	1.24		69	1.21	(i)
Year ended 3/31/2003	(0.28)	8.46	(27.17)		43,364	1.22		1.18		75	1.22
Year ended 3/31/2002	(1.11)	11.94	5.33		58,144	1.20	(g)	0.77		135	1.20
Class B Shares
Year ended 3/31/2006(d)	$(0.23)	$14.19	13.22%		$693,558	1.71%		0.60%		59%	1.80	%(e)
Year ended 3/31/2005	(0.08)	12.75	11.31		84,756	1.77		0.66		52	1.90	(f)
Year ended 3/31/2004	(0.04)	11.53	40.30		87,314	1.89	(g)(h)	0.49		69	1.96	(i)
Year ended 3/31/2003	(0.22)	8.25	(27.72)		37,399	1.97		0.43		75	1.97
Year ended 3/31/2002	(1.06)	11.66	4.66		80,162	1.95	(g)	0.02		135	1.95
Class C Shares
Year ended 3/31/2006(d)	$(0.23)	$14.19	13.22%		$98,884	1.71%		0.60%		59%	1.80	%(e)
Year ended 3/31/2005	(0.07)	12.75	11.36		17,210	1.77		0.66		52	1.90	(f)
Year ended 3/31/2004	(0.04)	11.52	40.29		28,832	1.89	(g)(h)	0.49		69	1.96	(i)
Year ended 3/31/2003	(0.23)	8.24	(27.72)		4,694	1.97		0.43		75	1.97
Year ended 3/31/2002	(1.06)	11.65	4.58		7,496	1.95	(g)	0.02		135	1.95
Class R Shares
Period ended 3/31/2006(k)	$(0.03)	$14.59	4.05	%(l)	$10	1.25	%(m)	1.33	%(m)	59%	1.41	%(e)(m)
Class Z Shares
Year ended 3/31/2006(d)	$(0.36)	$14.61	14.33%		$2,009,115	0.71%		1.60%		59%	0.80	%(e)
Year ended 3/31/2005	(0.20)	13.12	12.51		1,376,691	0.77		1.66		52	0.96	(f)
Year ended 3/31/2004	(0.15)	11.85	41.63		1,101,872	0.89	(g)(h)	1.49		69	0.96	(i)
Year ended 3/31/2003	(0.31)	8.48	(26.95)		451,815	0.97		1.43		75	0.97
Year ended 3/31/2002	(1.13)	11.96	5.64		513,206	0.95	(g)	1.02		135	0.95

See Accompanying Notes to Financial Statements.

Columbia Funds

Financial highlights (continued)

For a share outstanding throughout each period.

	Net asset value beginning of period	Net investment income (loss)(a)		Net realized and unrealized gain (loss) on investments		Net increase (decrease) in net asset value from operations	Dividends from net investment income	Distributions from net realized gains	Total dividends and distributions
Mid Cap Value
Class A Shares
Year ended 3/31/2006(d)	$14.02	$0.11		$2.47		$2.58	$(0.07)	$(1.52)	$(1.59)
Year ended 3/31/2005	12.77	0.13		2.23	(e)	2.36	(0.12)	(1.00)	(1.12)
Year ended 3/31/2004	8.71	0.09		4.06		4.15	(0.09)	—	(0.09)
Year ended 3/31/2003	11.30	0.08		(2.60)		(2.52)	(0.05)	(0.02)	(0.07)
Period ended 3/31/2002(h)	10.00	0.04		1.30		1.34	(0.04)	—	(0.04)
Class B Shares
Year ended 3/31/2006(d)	$13.89	$0.01		$2.43		$2.44	$(0.01)	$(1.52)	$(1.53)
Year ended 3/31/2005	12.70	0.03		2.20	(e)	2.23	(0.05)	(1.00)	(1.05)
Year ended 3/31/2004	8.67	—	(j)	4.05		4.05	(0.02)	—	(0.02)
Year ended 3/31/2003	11.29	0.01		(2.59)		(2.58)	(0.02)	(0.02)	(0.04)
Period ended 3/31/2002(h)	10.00	(0.04)		1.35		1.31	(0.02)	—	(0.02)
Class C Shares
Year ended 3/31/2006(d)	$13.93	$0.01		$2.43		$2.44	$(0.01)	$(1.52)	$(1.53)
Year ended 3/31/2005	12.73	0.05		2.19	(e)	2.24	(0.05)	(1.00)	(1.05)
Year ended 3/31/2004	8.69	—	(j)	4.05		4.05	(0.01)	—	(0.01)
Year ended 3/31/2003	11.31	0.01		(2.59)		(2.58)	(0.02)	(0.02)	(0.04)
Period ended 3/31/2002(h)	10.00	(0.05)		1.36		1.31	— (j)	—	— (j)
Class R Shares
Period ended 3/31/2006(k)	$14.25	$0.01		$0.75		$0.76	$— (j)	$—	$— (j)
Class Z Shares
Year ended 3/31/2006(d)	$14.04	$0.13		$2.49		$2.62	$(0.11)	$(1.52)	$(1.63)
Year ended 3/31/2005	12.79	0.16		2.23	(e)	2.39	(0.15)	(1.00)	(1.15)
Year ended 3/31/2004	8.72	0.12		4.07		4.19	(0.12)	—	(0.12)
Year ended 3/31/2003	11.32	0.10		(2.61)		(2.51)	(0.07)	(0.02)	(0.09)
Period ended 3/31/2002(h)	10.00	0.06		1.30		1.36	(0.04)	—	(0.04)

(a)  Per share net investment income (loss) has been calculated using the monthly average shares method.

(b)  Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

(c)  The effect of the custodial expense offset (see Note 4) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

(d)  On August 22, 2005, the Fund's Investor A, Investor B, Investor C and Primary A shares were redesignated Class A, Class B, Class C and Class Z shares, respectively.

(e)  The effect of the Investment Advisor's reimbursement for the Fund exceeding certain investment restrictions is included in the net realized and unrealized gain (loss) on investments (per share). The effect of this reimbursement for the year ended March 31, 2005 was to increase net realized and unrealized gain (loss) on investments by $0.01 for Class A, Class B, Class C and Class Z shares.

(f)  Without the effect of the Investment Advisor's reimbursement for the Fund exceeding certain investment restrictions total return would have been 19.81%, 18.82%, 18.88% and 20.07% for Class A, Class B, Class C and Class Z shares.

(g)  The effect of interest expense on the operating expense ratio was less than 0.01%.

(h)  Mid Cap Value Class A, Class B, Class C and Class Z shares commenced operations on November 20, 2001.

(i)  Annualized.

(j)  Amount represents less than $0.01 per share.

(k)  Class R shares commenced operations on January 23, 2006.

(l)  Not annualized.

See Accompanying Notes to Financial Statements.

Columbia Funds

Financial highlights (continued)

											Without waivers and/or expense reimbursements
	Increase due to capital contributions	Net asset value end of period	Total return(b)		Ratio of Net assets end of period (000)	Ratio of net operating expenses to average net assets(c)		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate	Ratio of operating expenses to average net assets(c)
Mid Cap Value
Class A Shares
Year ended 3/31/2006(d)	$—	$15.01	20.24%		$874,429	1.08%		0.80%		41%	1.08%
Year ended 3/31/2005	0.01	14.02	19.90	(f)	10,258	1.20	(g)	0.99		61	1.20
Year ended 3/31/2004	—	12.77	47.80		8,121	1.28		0.79		79	1.28
Year ended 3/31/2003	—	8.71	(22.36)		3,270	1.41		0.86		98	1.41
Period ended 3/31/2002(h)	—	11.30	13.37		573	1.50	(i)	0.39	(i)	19	2.28	(i)
Class B Shares
Year ended 3/31/2006(d)	$—	$14.80	19.32%		$312,587	1.84%		0.05%		41%	1.84%
Year ended 3/31/2005	0.01	13.89	18.91	(f)	4,447	1.95	(g)	0.24		61	1.95
Year ended 3/31/2004	—	12.70	46.56		3,650	2.03		0.04		79	2.03
Year ended 3/31/2003	—	8.67	(22.93)		1,961	2.16		0.11		98	2.16
Period ended 3/31/2002(h)	—	11.29	13.14		524	2.25	(i)	(0.36	)(i)	19	3.03	(i)
Class C Shares
Year ended 3/31/2006(d)	$—	$14.84	19.25%		$123,789	1.84%		0.05%		41%	1.84%
Year ended 3/31/2005	0.01	13.93	18.97	(f)	944	1.95	(g)	0.36		61	1.95
Year ended 3/31/2004	—	12.73	46.66		684	2.03		0.04		79	2.03
Year ended 3/31/2003	—	8.69	(22.89)		362	2.16		0.11		98	2.16
Period ended 3/31/2002(h)	—	11.31	13.10		93	2.25	(i)	(0.36	)(i)	19	3.03	(i)
Class R Shares
Period ended 3/31/2006(k)	$—	$15.01	5.36	%(l)	$10	1.44	%(i)	0.44	%(i)	41%	1.44	%(i)
Class Z Shares
Year ended 3/31/2006(d)	$—	$15.03	20.49%		$1,415,664	0.84%		0.94%		41%	0.84%
Year ended 3/31/2005	0.01	14.04	20.16	(f)	591,318	0.95	(g)	1.24		61	0.95%
Year ended 3/31/2004	—	12.79	48.18		492,327	1.03		1.04		79	1.03
Year ended 3/31/2003	—	8.72	(22.27)		294,087	1.16		1.11		98	1.16
Period ended 3/31/2002(h)	—	11.32	13.63		98,888	1.25	(i)	0.64	(i)	19	2.03	(i)

See Accompanying Notes to Financial Statements.

Columbia Funds

Financial highlights (continued)

For a share outstanding throughout each period.

	Net asset value beginning of period	Net investment income (loss)(a)	Net realized and unrealized gain (loss) on investments	Net increase (decrease) in net asset value from operations	Dividends from net investment income	Distributions from net realized gains
Small Cap Value Fund II
Class A Shares
Year ended 3/31/2006(d)	$12.52	$0.04	$2.98	$3.02	$(0.03)	$(1.39)
Year ended 3/31/2005	12.26	(0.04)	1.47	1.43	—	(1.17)
Year ended 3/31/2004	7.71	(0.01)	4.67	4.66	(0.02)	(0.09)
Period ended 3/31/2003(f)	10.00	0.01	(2.28)	(2.27)	(0.02)	—
Class B Shares
Year ended 3/31/2006(d)	$12.28	$(0.05)	$2.90	$2.85	$—	$(1.37)
Year ended 3/31/2005	12.13	(0.12)	1.44	1.32	—	(1.17)
Year ended 3/31/2004	7.68	(0.09)	4.63	4.54	—	(0.09)
Period ended 3/31/2003(f)	10.00	(0.04)	(2.28)	(2.32)	— (h)	—
Class C Shares
Year ended 3/31/2006(d)	$12.27	$(0.04)	$2.89	$2.85	$—	$(1.37)
Year ended 3/31/2005	12.13	(0.12)	1.43	1.31	—	(1.17)
Year ended 3/31/2004	7.67	(0.09)	4.64	4.55	—	(0.09)
Period ended 3/31/2003(f)	10.00	(0.04)	(2.29)	(2.33)	— (h)	—
Class R Shares
Period ended 3/31/2006(i)	$12.93	$—	$1.18	$1.18	$—	$—
Class Z Shares
Year ended 3/31/2006(d)	$12.60	$0.07	$3.00	$3.07	$(0.06)	$(1.40)
Year ended 3/31/2005	12.30	(0.01)	1.48	1.47	— (h)	(1.17)
Year ended 3/31/2004	7.73	0.02	4.67	4.69	(0.03)	(0.09)
Period ended 3/31/2003(f)	10.00	0.03	(2.28)	(2.25)	(0.02)	—

(a)  Per share net investment income (loss) has been calculated using the monthly average shares method.

(b)  Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

(c)  The effect of the custodial expense offset (see Note 4) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

(d)  On August 22, 2005, the Fund's Investor A, Investor B, Investor C and Primary A shares were redesignated Class A, Class B, Class C and Class Z shares, respectively.

(e)  The effect of interest expense on the operating expense ratio was less than 0.01%.

(f)  Small Cap Value Class A, Class B, Class C and Class Z shares commenced operations on May 1, 2002.

(g)  Annualized.

(h)  Amount represents less than $0.01 per share.

(i)  Class R shares commenced operations on January 23, 2006.

(j)  Not annualized.

See Accompanying Notes to Financial Statements.

Columbia Funds

Financial highlights (continued)

											Without waivers and/or expense reimbursements
	Total dividends and distributions	Net asset value end of period	Total return(b)		Net assets end of period (000)	Ratio of operating expenses to average net assets(c)		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate	Ratio of operating expenses to average net assets(c)
Small Cap Value Fund II
Class A Shares
Year ended 3/31/2006(d)	$(1.42)	$14.12	26.14%		$8,646	1.23%		0.33%		80%	1.23%
Year ended 3/31/2005	(1.17)	12.52	13.42		4,868	1.47	(e)	(0.30)		61	1.49
Year ended 3/31/2004	(0.11)	12.26	60.64		3,840	1.55		(0.10)		111	1.60
Period ended 3/31/2003(f)	(0.02)	7.71	(22.75)		1,122	1.55	(g)	0.20	(g)	89	1.82	(g)
Class B Shares
Year ended 3/31/2006(d)	$(1.37)	$13.76	25.12%		$2,158	1.98%		(0.43)%		80%	1.98%
Year ended 3/31/2005	(1.17)	12.28	12.59		1,569	2.22	(e)	(1.05)		61	2.24
Year ended 3/31/2004	(0.09)	12.13	59.34		1,395	2.30		(0.85)		111	2.35
Period ended 3/31/2003(f)	— (h)	7.68	(23.20)		341	2.30	(g)	(0.55	)(g)	89	2.57	(g)
Class C Shares
Year ended 3/31/2006(d)	$(1.37)	$13.75	25.14%		$1,671	1.98%		(0.32)%		80%	1.98%
Year ended 3/31/2005	(1.17)	12.27	12.51		370	2.22	(e)	(1.05)		61	2.24
Year ended 3/31/2004	(0.09)	12.13	59.54		278	2.30		(0.85)		111	2.35
Period ended 3/31/2003(f)	— (h)	7.67	(23.29)		56	2.30	(g)	(0.55	)(g)	89	2.57	(g)
Class R Shares
Period ended 3/31/2006(i)	$—	$14.11	9.13	%(j)	$11	1.36	%(g)	0.03	%(g)	80%	1.36	%(g)
Class Z Shares
Year ended 3/31/2006(d)	$(1.46)	$14.21	26.43%		$238,856	0.98%		0.56%		80%	0.98%
Year ended 3/31/2005	(1.17)	12.60	13.72		197,829	1.22	(e)	(0.05)		61	1.24
Year ended 3/31/2004	(0.12)	12.30	60.96		151,556	1.30		0.15		111	1.35
Period ended 3/31/2003(f)	(0.02)	7.73	(22.50)		70,168	1.30	(g)	0.45	(g)	89	1.57	(g)

See Accompanying Notes to Financial Statements.

Columbia Funds

Financial highlights (continued)

For a share outstanding throughout each period.

	Net asset value beginning of period	Net investment income (loss)(b)
Growth(a)
Class A Shares
Year ended 3/31/2006(d)	$17.04	$(0.03)
Year ended 3/31/2005	15.80	(0.03)
Year ended 3/31/2004	11.86	(0.06)
Year ended 3/31/2003	14.72	(0.08)
Year ended 3/31/2002	14.87	(0.09)
Class B Shares
Year ended 3/31/2006(d)	$16.18	$(0.15)
Year ended 3/31/2005	15.12	(0.15)
Year ended 3/31/2004	11.43	(0.16)
Year ended 3/31/2003	14.29	(0.17)
Year ended 3/31/2002	14.55	(0.20)
Class C Shares
Year ended 3/31/2006(d)	$16.20	$(0.15)
Year ended 3/31/2005	15.14	(0.15)
Year ended 3/31/2004	11.44	(0.17)
Year ended 3/31/2003	14.31	(0.17)
Year ended 3/31/2002	14.57	(0.20)
Class R Shares
Period ended 3/31/2006(i)	$18.89	$(0.01)
Class Z Shares
Year ended 3/31/2006(d)	$17.25	$0.02
Year ended 3/31/2005	15.96	0.01
Year ended 3/31/2004	11.95	(0.02)
Year ended 3/31/2003	14.79	(0.05)
Year ended 3/31/2002	14.91	(0.06)

(a)  The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Growth Master Portfolio.

(b)  Per share net investment income (loss) has been calculated using the monthly average shares method.

(c)  Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

(d)  On August 22, 2005, the Fund's, Investor A, Investor B, Investor C and Primary A shares were redesignated Class A, Class B, Class C and Class Z shares, respectively.

(e)  Annualized.

(f)  The effect of the non-recurring costs assumed by Bank of America Corporation (see Note 9) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.21% for Class A shares, 1.96% each for Class B and Class C shares, 1.55% for Class R shares and 0.96% for Class Z shares.

(g)  The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.30% for Class A shares, 2.05% each for Class B and Class C shares and 1.05% for Class Z shares.

(h)  The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.37% for Class A shares, 2.12% each for Class B and Class C shares and 1.12% for Class Z shares.

(i)  Class R shares commenced operations on January 23, 2006.

(j)  Not annualized.

See Accompanying Notes to Financial Statements.

Columbia Funds

Financial highlights (continued)

											Without waivers and/or expense reimbursements
	Net realized and unrealized gain (loss) on investments	Net increase (decrease) in net asset value from operations	Net asset value end of period	Total return(c)		Net assets end of period (000)	Ratio of operating expenses to average net assets		Ratio of investment income (loss) to average net assets		Ratio of operating expenses to average net assets
Growth(a)
Class A Shares
Year ended 3/31/2006(d)	$2.52	$2.49	$19.53	14.61%		$1,956,822	1.21%		(0.15)%		1.27	%(f)
Year ended 3/31/2005	1.27	1.24	17.04	7.85		988,948	1.30		(0.21)		1.33	(g)
Year ended 3/31/2004	4.00	3.94	15.80	33.22		546,537	1.37		(0.42)		1.39	(h)
Year ended 3/31/2003	(2.78)	(2.86)	11.86	(19.43)		279,840	1.42		(0.62)		1.42
Year ended 3/31/2002	(0.06)	(0.15)	14.72	(1.01)		217,963	1.39		(0.64)		1.39
Class B Shares
Year ended 3/31/2006(d)	$2.37	$2.22	$18.40	13.72%		$198,749	1.96%		(0.85)%		2.02	%(f)
Year ended 3/31/2005	1.21	1.06	16.18	7.01		194,668	2.05		(0.96)		2.08	(g)
Year ended 3/31/2004	3.85	3.69	15.12	32.28		200,270	2.12		(1.17)		2.14	(h)
Year ended 3/31/2003	(2.69)	(2.86)	11.43	(20.01)		137,432	2.17		(1.37)		2.17
Year ended 3/31/2002	(0.06)	(0.26)	14.29	(1.79)		209,503	2.14		(1.39)		2.14
Class C Shares
Year ended 3/31/2006(d)	$2.38	$2.23	$18.43	13.77%		$679,735	1.96%		(0.89)%		2.02	%(f)
Year ended 3/31/2005	1.21	1.06	16.20	7.00		352,016	2.05		(0.96)		2.08	(g)
Year ended 3/31/2004	3.87	3.70	15.14	32.34		177,599	2.12		(1.17)		2.14	(h)
Year ended 3/31/2003	(2.70)	(2.87)	11.44	(20.06)		55,913	2.17		(1.37)		2.17
Year ended 3/31/2002	(0.06)	(0.26)	14.31	(1.78)		31,886	2.14		(1.39)		2.14
Class R Shares
Period ended 3/31/2006(i)	$0.61	$0.60	$19.49	3.18	%(j)	$10	1.54	%(e)	(0.35	)%(e)	1.61	%(e)(f)
Class Z Shares
Year ended 3/31/2006(d)	$2.55	$2.57	$19.82	14.90%		$1,446,667	0.96%		0.11%		1.02	%(f)
Year ended 3/31/2005	1.28	1.29	17.25	8.08		774,996	1.05		0.04		1.08	(g)
Year ended 3/31/2004	4.03	4.01	15.96	33.56		371,942	1.12		(0.17)		1.14	(h)
Year ended 3/31/2003	(2.79)	(2.84)	11.95	(19.20)		106,436	1.17		(0.37)		1.17
Year ended 3/31/2002	(0.06)	(0.12)	14.79	(0.80)		58,752	1.14		(0.39)		1.14

See Accompanying Notes to Financial Statements.

Columbia Funds

Financial highlights (continued)

For a share outstanding throughout each period.

	Net asset value beginning of period	Net investment income (loss)(b)	Net realized and unrealized gain (loss) on investments	Net increase (decrease) in net asset value from operations	Dividends from net investment income
Large Cap Core(a)
Class A Shares
Year ended 3/31/2006(d)	$12.00	$0.11	$1.35	$1.46	$(0.11)
Year ended 3/31/2005	11.55	0.10	0.45 (f)	0.55	(0.10)
Year ended 3/31/2004	8.76	0.03	2.79	2.82	(0.03)
Year ended 3/31/2003	12.31	0.04	(3.56)	(3.52)	(0.03)
Year ended 3/31/2002	12.44	(0.01)	(0.11)	(0.12)	(0.01)
Class B Shares
Year ended 3/31/2006(d)	$11.65	$0.01	$1.31	$1.32	$(0.02)
Year ended 3/31/2005	11.21	0.02	0.42 (f)	0.44	— (n)
Year ended 3/31/2004	8.54	(0.05)	2.72	2.67	—
Year ended 3/31/2003	12.07	(0.03)	(3.50)	(3.53)	— (n)
Year ended 3/31/2002	12.29	(0.10)	(0.12)	(0.22)	— (n)
Class C Shares
Year ended 3/31/2006(d)	$11.64	$0.01	$1.31	$1.32	$(0.02)
Year ended 3/31/2005	11.21	0.02	0.42 (f)	0.44	(0.01)
Year ended 3/31/2004	8.54	(0.05)	2.72	2.67	—
Year ended 3/31/2003	12.08	(0.03)	(3.51)	(3.54)	—
Year ended 3/31/2002	12.30	(0.10)	(0.12)	(0.22)	— (n)
Class Z Shares
Year ended 3/31/2006(d)	$12.03	$0.14	$1.36	$1.50	$(0.14)
Year ended 3/31/2005	11.58	0.13	0.45 (f)	0.58	(0.13)
Year ended 3/31/2004	8.78	0.05	2.81	2.86	(0.06)
Year ended 3/31/2003	12.35	0.07	(3.59)	(3.52)	(0.05)
Year ended 3/31/2002	12.47	0.02	(0.12)	(0.10)	(0.02)

(a)  The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Large Cap Core Master Portfolio.

(b)  Per share net investment income (loss) has been calculated using the monthly average shares method.

(c)  Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

(d)  On August 22, 2005, the Fund's Investor A, Investor B, Investor C and Primary A shares were redesignated Class A, Class B, Class C and Class Z shares, respectively.

(e)  The effect of the non-recurring costs assumed by Bank of America Corporation (see Note 9) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.03% for Class A shares, 1.78% each for Class B and Class C shares and 0.78% for Class Z shares.

(f)  The effect of the Investment Advisor's reimbursement for the Fund exceeding certain investment restrictions is included in the net realized and unrealized gain (loss) on investments (per share). The effect of this reimbursement for the year ended March 31, 2005 was less than $0.01 for Class A, Class B, Class C and Class Z shares.

(g)  Without the effect of the Investment Advisor's reimbursement for the Fund exceeding certain investment restrictions total return would have been 4.70%, 3.92%, 3.90% and 4.97% for Class A, Class B, Class C and Class Z shares.

(h)  The reimbursement from Investment Advisor is included in the ratio of operating expenses to average net assets (with waivers). The effect of this reimbursement on the operating expense ratio (with waivers) was less than 0.01% for the years ended March 31, 2004 and March 31, 2005.

(i)  The effect of interest expense on the operating expense ratio was less than 0.01%.

(j)  The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.13% for Class A shares, 1.88% each for Class B and Class C shares and 0.88% for Class Z shares.

(k)  The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursement would have been 1.18% for Class A shares, 1.93% each for Class B and Class C shares and 0.93% for Class Z shares.

(l)  Amount represents results prior to conversion to a Master-feeder structure on May 13, 2002.

(m)  The effect of the custodial expense offset (See Note 4) on the operating expense ratio, with and without waivers and/or expense reimbursements was less than 0.01%.

(n)  Amount represents less than $0.01 per share.

See Accompanying Notes to Financial Statements.

Columbia Funds

Financial highlights (continued)

										Without waivers and/or expense reimbursements
	Total dividends and distributions	Net asset value end of period	Total return(c)	Net assets end of period (000)	Ratio of operating expenses to average net assets		Ratio of net investment income (loss) to average net assets	Portfolio turnover rate		Ratio of operating expenses to average net assets
Large Cap Core(a)
Class A Shares
Year ended 3/31/2006(d)	$(0.11)	$13.35	12.19%	$201,359	1.03%		0.86%	—		1.09	%(e)
Year ended 3/31/2005	(0.10)	12.00	4.71 (g)	213,513	1.12	(h)(i)	0.89	—		1.15	(j)
Year ended 3/31/2004	(0.03)	11.55	32.21	245,616	1.18	(h)	0.27	—		1.21	(k)
Year ended 3/31/2003	(0.03)	8.76	(28.61)	213,691	1.19		0.44	15	%(l)	1.19
Year ended 3/31/2002	(0.01)	12.31	(0.97)	26,742	1.19	(m)	(0.05)	71		1.19	(m)
Class B Shares
Year ended 3/31/2006(d)	$(0.02)	$12.95	11.33%	$31,542	1.78%		0.11%	—		1.84	%(e)
Year ended 3/31/2005	— (n)	11.65	3.93 (g)	37,140	1.87	(h)(i)	0.14	—		1.90	(j)
Year ended 3/31/2004	—	11.21	31.26	44,571	1.93	(h)	(0.48)	—		1.96	(k)
Year ended 3/31/2003	— (n)	8.54	(29.23)	38,972	1.94		(0.31)	15	%(l)	1.94
Year ended 3/31/2002	— (n)	12.07	(1.78)	8,358	1.94	(m)	(0.80)	71		1.94	(m)
Class C Shares
Year ended 3/31/2006(d)	$(0.02)	$12.94	11.34%	$14,026	1.78%		0.11%	—		1.84	%(e)
Year ended 3/31/2005	(0.01)	11.64	3.91 (g)	14,899	1.87	(h)(i)	0.14	—		1.90	(j)
Year ended 3/31/2004	—	11.21	31.26	16,702	1.93	(h)	(0.48)	—		1.96	(k)
Year ended 3/31/2003	—	8.54	(29.30)	12,857	1.94		(0.31)	15	%(l)	1.94
Year ended 3/31/2002	— (n)	12.08	(1.78)	2,645	1.94	(m)	(0.80)	71		1.94	(m)
Class Z Shares
Year ended 3/31/2006(d)	$(0.14)	$13.39	12.50%	$1,347,623	0.78%		1.11%	—		0.84	%(e)
Year ended 3/31/2005	(0.13)	12.03	4.98 (g)	1,187,622	0.87	(h)(i)	1.14	—		0.90	(j)
Year ended 3/31/2004	(0.06)	11.58	32.58	1,517,644	0.93	(h)	0.52	—		0.96	(k)
Year ended 3/31/2003	(0.05)	8.78	(28.55)	1,393,260	0.94		0.69	15	%(l)	0.94
Year ended 3/31/2002	(0.02)	12.35	(0.83)	1,230,030	0.94	(m)	0.20	71		0.94	(m)

See Accompanying Notes to Financial Statements.

Columbia Funds

Financial highlights (continued)

For a share outstanding throughout each period.

	Net asset value beginning of period	Net investment income (loss)(b)
Focused Equities(a)
Class A Shares
Year ended 3/31/2006(d)	$17.67	$(0.05)
Year ended 3/31/2005	16.79	(0.06)
Year ended 3/31/2004	12.70	(0.08)
Year ended 3/31/2003	15.77	(0.08)
Year ended 3/31/2002	15.31	(0.09)
Class B Shares
Year ended 3/31/2006(d)	$16.80	$(0.18)
Year ended 3/31/2005	16.08	(0.18)
Year ended 3/31/2004	12.25	(0.19)
Year ended 3/31/2003	15.33	(0.18)
Year ended 3/31/2002	15.00	(0.20)
Class C Shares
Year ended 3/31/2006(d)	$16.85	$(0.19)
Year ended 3/31/2005	16.13	(0.18)
Year ended 3/31/2004	12.29	(0.19)
Year ended 3/31/2003	15.38	(0.18)
Year ended 3/31/2002	15.05	(0.20)
Class Z Shares
Year ended 3/31/2006(d)	$17.92	$— (h)
Year ended 3/31/2005	16.98	(0.02)
Year ended 3/31/2004	12.81	(0.04)
Year ended 3/31/2003	15.87	(0.05)
Year ended 3/31/2002	15.37	(0.05)

(a)  The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Focused Equities Master Portfolio.

(b)  Per share net investment income (loss) has been calculated using the monthly average shares method.

(c)  Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

(d)  On August 22, 2005, the Fund's Investor A, Investor B, Investor C and Primary A shares were redesignated Class A, Class B, Class C and Class Z shares, respectively.

(e)  The effect of the non-recurring costs assumed by Bank of America Corporation (see Note 9) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.24% for Class A shares, 1.99% for Class B and Class C shares and 0.99% for Class Z shares.

(f)  The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.30% for Class A shares, 2.05% each for Class B and Class C shares and 1.05% for Class Z shares.

(g)  The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.34% for Class A shares, 2.09% each for Class B and Class C shares and 1.09% for Class Z shares.

(h)  Amount represents less than $0.01 per share.

See Accompanying Notes to Financial Statements.

Columbia Funds

Financial highlights (continued)

								Without waivers and/or expense reimbursements
	Net realized and unrealized gain (loss) on investments	Net increase (decrease) in net asset value from operations	Net asset value end of period	Total return(c)	Net assets end of period (000)	Ratio of operating expenses to average net assets	Ratio of net investment income (loss) to average net assets	Ratio of operating expenses to average net assets
Focused Equities(a)
Class A Shares
Year ended 3/31/2006(d)	$3.48	$3.43	$21.10	19.41%	$2,061,076	1.22%	(0.27)%	1.30	%(e)
Year ended 3/31/2005	0.94	0.88	17.67	5.24	1,256,948	1.30	(0.37)	1.33	(f)
Year ended 3/31/2004	4.17	4.09	16.79	32.20	1,030,985	1.34	(0.49)	1.37	(g)
Year ended 3/31/2003	(2.99)	(3.07)	12.70	(19.47)	537,958	1.37	(0.60)	1.37
Year ended 3/31/2002	0.55	0.46	15.77	3.00	507,590	1.36	(0.58)	1.36
Class B Shares
Year ended 3/31/2006(d)	$3.29	$3.11	$19.91	18.51%	$509,933	1.97%	(1.01)%	2.05	%(e)
Year ended 3/31/2005	0.90	0.72	16.80	4.48	517,489	2.05	(1.12)	2.08	(f)
Year ended 3/31/2004	4.02	3.83	16.08	31.27	576,884	2.09	(1.24)	2.12	(g)
Year ended 3/31/2003	(2.90)	(3.08)	12.25	(20.09)	462,082	2.12	(1.35)	2.12
Year ended 3/31/2002	0.53	0.33	15.33	2.20	679,688	2.11	(1.33)	2.11
Class C Shares
Year ended 3/31/2006(d)	$3.31	$3.12	$19.97	18.52%	$532,250	1.97%	(1.01)%	2.05	%(e)
Year ended 3/31/2005	0.90	0.72	16.85	4.46	382,989	2.05	(1.12)	2.08	(f)
Year ended 3/31/2004	4.03	3.84	16.13	31.24	342,885	2.09	(1.24)	2.12	(g)
Year ended 3/31/2003	(2.91)	(3.09)	12.29	(20.09)	175,032	2.12	(1.35)	2.12
Year ended 3/31/2002	0.53	0.33	15.38	2.19	188,842	2.11	(1.33)	2.11
Class Z Shares
Year ended 3/31/2006(d)	$3.53	$3.53	$21.45	19.70%	$1,022,812	0.97%	(0.01)%	1.05	%(e)
Year ended 3/31/2005	0.96	0.94	17.92	5.54	751,124	1.05	(0.12)	1.08	(f)
Year ended 3/31/2004	4.21	4.17	16.98	32.55	701,306	1.09	(0.24)	1.12	(g)
Year ended 3/31/2003	(3.01)	(3.06)	12.81	(19.28)	384,706	1.12	(0.35)	1.12
Year ended 3/31/2002	0.55	0.50	15.87	3.25	346,435	1.11	(0.33)	1.11

See Accompanying Notes to Financial Statements.

Columbia Funds

Financial highlights (continued)

For a share outstanding throughout each period.

	Net asset value beginning of period	Net investment income (loss)(a)	Net realized and unrealized gain (loss) on investments	Net increase (decrease) in net asset value from operations
Mid Cap Growth
Class A Shares
Year ended 3/31/2006(d)	$11.80	$(0.04)	$3.23	$3.19
Year ended 3/31/2005	11.26	(0.08)	0.62 (e)	0.54
Year ended 3/31/2004	8.33	(0.07)	3.00	2.93
Year ended 3/31/2003	12.73	(0.07)	(4.33)	(4.40)
Year ended 3/31/2002	14.14	(0.09)	(1.32)	(1.41)
Class B Shares
Year ended 3/31/2006(d)	$10.42	$(0.12)	$2.80	$2.68
Year ended 3/31/2005	10.02	(0.14)	0.54 (e)	0.40
Year ended 3/31/2004	7.46	(0.13)	2.69	2.56
Year ended 3/31/2003	11.51	(0.12)	(3.93)	(4.05)
Year ended 3/31/2002	12.87	(0.17)	(1.19)	(1.36)
Class C Shares
Year ended 3/31/2006(d)	$10.48	$(0.12)	$2.82	$2.70
Year ended 3/31/2005	10.08	(0.14)	0.54 (e)	0.40
Year ended 3/31/2004	7.51	(0.13)	2.70	2.57
Year ended 3/31/2003	11.57	(0.12)	(3.94)	(4.06)
Year ended 3/31/2002	12.95	(0.17)	(1.21)	(1.38)
Class Z Shares
Year ended 3/31/2006(d)	$12.33	$(0.01)	$3.38	$3.37
Year ended 3/31/2005	11.74	(0.05)	0.64 (e)	0.59
Year ended 3/31/2004	8.66	(0.05)	3.13	3.08
Year ended 3/31/2003	13.21	(0.04)	(4.51)	(4.55)
Year ended 3/31/2002	14.63	(0.05)	(1.37)	(1.42)

(a)  Per share net investment income (loss) has been calculated using the monthly average shares method.

(b)  Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

(c)  The effect of the custodial expense offset (see Note 4) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%, except for the year ended March 31, 2006 which was 0.06%.

(d)  On August 22, 2005, the Fund's Investor A, Investor B, Investor C and Primary A shares were redesignated Class A, Class B, Class C and Class Z shares, respectively.

(e)  The effect of the Investment Advisor's reimbursement for the Fund exceeding certain investment restrictions is included in the net realized and unrealized gain (loss) on investments (per share). The effect of this reimbursement for the year ended March 31, 2005 was to increase net realized and unrealized gain (loss) on investments by $0.02 for Class A, Class B, Class C and Class Z shares.

(f)  Without the effect of the Investment Advisor's reimbursement for the Fund exceeding certain investment restrictions total return would have been 4.58%, 3.78%, 3.77% and 4.81% for Class A, Class B and Class C shares and Class Z shares.

(g)  The effect of interest expense on the operating expense ratio was less than 0.01%.

See Accompanying Notes to Financial Statements.

Columbia Funds

Financial highlights (continued)

								Without waivers and/or expense reimbursements
	Net asset value end of period	Total return(b)	Net assets end of period (000)	Ratio of operating expenses to average net assets(c)		Ratio of net investment income (loss) to average net assets	Portfolio turnover rate	Ratio of operating expenses to average net assets(c)
Mid Cap Growth
Class A Shares
Year ended 3/31/2006(d)	$14.99	27.03%	$31,920	1.20%		(0.31)%	146%	1.20%
Year ended 3/31/2005	11.80	4.80 (f)	21,287	1.22	(g)	(0.67)	148	1.23
Year ended 3/31/2004	11.26	35.17	22,673	1.21	(g)	(0.71)	65	1.21
Year ended 3/31/2003	8.33	(34.56)	18,120	1.22	(g)	(0.70)	58	1.22
Year ended 3/31/2002	12.73	(9.97)	32,138	1.22	(g)	(0.64)	39	1.22
Class B Shares
Year ended 3/31/2006(d)	$13.10	25.72%	$16,240	1.95%		(1.09)%	146%	1.95%
Year ended 3/31/2005	10.42	3.99 (f)	22,986	1.97	(g)	(1.42)	148	1.98
Year ended 3/31/2004	10.02	34.32	26,662	1.96	(g)	(1.46)	65	1.96
Year ended 3/31/2003	7.46	(35.19)	21,990	1.97	(g)	(1.45)	58	1.97
Year ended 3/31/2002	11.51	(10.57)	45,368	1.97	(g)	(1.39)	39	1.97
Class C Shares
Year ended 3/31/2006(d)	$13.18	25.76%	$2,060	1.95%		(1.06)%	146%	1.95%
Year ended 3/31/2005	10.48	3.97 (f)	1,495	1.97	(g)	(1.42)	148	1.98
Year ended 3/31/2004	10.08	34.22	1,816	1.96	(g)	(1.46)	65	1.96
Year ended 3/31/2003	7.51	(35.09)	1,709	1.97	(g)	(1.45)	58	1.97
Year ended 3/31/2002	11.57	(10.66)	3,024	1.97	(g)	(1.39)	39	1.97
Class Z Shares
Year ended 3/31/2006(d)	$15.70	27.33%	$562,542	0.95%		(0.07)%	146%	0.95%
Year ended 3/31/2005	12.33	5.03 (f)	424,465	0.97	(g)	(0.42)	148	0.98
Year ended 3/31/2004	11.74	35.57	461,304	0.96	(g)	(0.46)	65	0.96
Year ended 3/31/2003	8.66	(34.44)	402,987	0.97	(g)	(0.45)	58	0.97
Year ended 3/31/2002	13.21	(9.71)	547,514	0.97	(g)	(0.39)	39	0.97

See Accompanying Notes to Financial Statements.

Columbia Funds

Financial highlights (continued)

For a share outstanding throughout each period.

	Net asset value beginning of period	Net investment income (loss)(a)	Net realized and unrealized gain (loss) on investments	Net increase (decrease) in net asset value from operations	Distributions from net investment income
21st Century
Class A Shares
Year ended 3/31/2006(d)	$10.61	$(0.03)	$3.00	$2.97	$—	(e)
Year ended 3/31/2005	9.70	(0.05)	0.96	0.91	—
Year ended 3/31/2004	6.19	(0.05)	3.56	3.51	—
Year ended 3/31/2003	7.06	(0.07)	(0.80)	(0.87)	—
Year ended 3/31/2002	6.97	(0.07)	0.16	0.09	—
Class B Shares
Year ended 3/31/2006(d)	$10.22	$(0.11)	$2.88	$2.77	$—
Year ended 3/31/2005	9.42	(0.12)	0.92	0.80	—
Year ended 3/31/2004	6.05	(0.13)	3.50	3.37	—
Year ended 3/31/2003	6.96	(0.12)	(0.79)	(0.91)	—
Year ended 3/31/2002	6.92	(0.12)	0.16	0.04	—
Class C Shares
Year ended 3/31/2006(d)	$10.22	$(0.11)	$2.88	$2.77	$—
Year ended 3/31/2005	9.42	(0.12)	0.92	0.80	—
Year ended 3/31/2004	6.05	(0.13)	3.50	3.37	—
Year ended 3/31/2003	6.96	(0.12)	(0.79)	(0.91)	—
Year ended 3/31/2002	6.92	(0.12)	0.16	0.04	—
Class R Shares
Period ended 3/31/2006(h)	$12.53	$(0.02)	$1.07	$1.05	$—
Class Z Shares
Year ended 3/31/2006(d)	$10.75	$— (e)	$3.04	$3.04	$(0.03)
Year ended 3/31/2005	9.80	(0.03)	0.98	0.95	—
Year ended 3/31/2004	6.24	(0.03)	3.59	3.56	—
Year ended 3/31/2003	7.10	(0.05)	(0.81)	(0.86)	—
Year ended 3/31/2002	6.99	(0.05)	0.16	0.11	—

(a)  Per share net investment income (loss) has been calculated using the monthly average shares method.

(b)  Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

(c)  The effect of the custodial expense offset (see Note 4) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%, except for the year ended March 31, 2006 which was 0.08%.

(d)  On August 22, 2005, the Fund's Investor A, Investor B, Investor C and Primary A shares were redesignated Class A, Class B, Class C and Class Z shares, respectively.

(e)  Amount represents less than $0.01 per share.

(f)  The effect of interest expense on the operating expense ratio was less than 0.01%.

(g)  Reflects overall Fund ratios for investment income.

(h)  Class R shares commenced operations on January 23, 2006.

(i)  Not annualized.

(j)  Annualized.

See Accompanying Notes to Financial Statements.

Columbia Funds

Financial highlights (continued)

										Without waivers and/or expense reimbursements
	Net asset value end of period	Total return(b)		Net assets end of period (000)	Ratio of operating expenses to average net assets(c)		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate	Ratio of operating expenses to average net assets(c)
21st Century
Class A Shares
Year ended 3/31/2006(d)	$13.58	28.04%		$675,287	1.31%		(0.22)%		141%	1.32%
Year ended 3/31/2005	10.61	9.38		187,094	1.40	(f)	(0.50)		130	1.40
Year ended 3/31/2004	9.70	56.70		48,630	1.49	(f)	(0.59	)(g)	204	1.49
Year ended 3/31/2003	6.19	(12.32)		10,853	1.70	(f)	(1.06)		308	1.71
Year ended 3/31/2002	7.06	1.29		14,741	1.62%		(0.97)		419	1.62
Class B Shares
Year ended 3/31/2006(d)	$12.99	27.10%		$97,006	2.06%		(0.96)%		141%	2.07%
Year ended 3/31/2005	10.22	8.49		60,495	2.15	(f)	(1.25)		130	2.15
Year ended 3/31/2004	9.42	55.70		48,277	2.24	(f)	(1.34	)(g)	204	2.24
Year ended 3/31/2003	6.05	(13.07)		29,562	2.45	(f)	(1.81)		308	2.46
Year ended 3/31/2002	6.96	0.58		43,187	2.37		(1.72)		419	2.37
Class C Shares
Year ended 3/31/2006(d)	$12.99	27.10%		$157,286	2.06%		(0.96)%		141%	2.07%
Year ended 3/31/2005	10.22	8.49		38,460	2.15	(f)	(1.25)		130	2.15
Year ended 3/31/2004	9.42	55.70		14,700	2.24	(f)	(1.34	)(g)	204	2.24
Year ended 3/31/2003	6.05	(13.07)		3,517	2.45	(f)	(1.81)		308	2.46
Year ended 3/31/2002	6.96	0.58		4,660	2.37		(1.72)		419	2.37
Class R Shares
Period ended 3/31/2006(h)	$13.58	8.38	%(i)	$11	1.63	%(j)	(0.91	)%(j)	141%	1.66	%(j)
Class Z Shares
Year ended 3/31/2006(d)	$13.76	28.33%		$274,594	1.06%		0.04%		141%	1.07%
Year ended 3/31/2005	10.75	9.69		114,896	1.15	(f)	(0.25)		130	1.15
Year ended 3/31/2004	9.80	57.05		37,027	1.24	(f)	(0.34	)(g)	204	1.24
Year ended 3/31/2003	6.24	(12.11)		3,543	1.45	(f)	(0.81)		308	1.46
Year ended 3/31/2002	7.10	1.57		3,356	1.37%		(0.72)		419	1.37

See Accompanying Notes to Financial Statements.

Columbia Funds

Financial highlights (continued)

For a share outstanding throughout each period.

	Net asset value beginning of period	Net investment income (loss)(b)	Net realized and unrealized gain (loss) on investments	Net increase (decrease) in net asset value from operations	Distributions from net realized gains
Small Cap Growth Fund II(a)
Class A Shares
Year ended 3/31/2006(d)	$15.06	$(0.13)	$4.51	$4.38	$(1.88)
Year ended 3/31/2005	15.04	(0.14)	0.16	0.02	—
Year ended 3/31/2004	9.96	(0.13)	5.21	5.08	—
Year ended 3/31/2003	14.84	(0.10)	(4.78)	(4.88)	—
Year ended 3/31/2002	13.52	(0.10)	1.42	1.32	—
Class B Shares
Year ended 3/31/2006(d)	$14.13	$(0.24)	$4.20	$3.96	$(1.88)
Year ended 3/31/2005	14.22	(0.24)	0.15	(0.09)	—
Year ended 3/31/2004	9.49	(0.22)	4.95	4.73	—
Year ended 3/31/2003	14.25	(0.18)	(4.58)	(4.76)	—
Year ended 3/31/2002	13.08	(0.20)	1.37	1.17	—
Class C Shares
Year ended 3/31/2006(d)	$14.33	$(0.24)	$4.26	$4.02	$(1.88)
Year ended 3/31/2005	14.42	(0.24)	0.15	(0.09)	—
Year ended 3/31/2004	9.62	(0.22)	5.02	4.80	—
Year ended 3/31/2003	14.45	(0.18)	(4.65)	(4.83)	—
Year ended 3/31/2002	13.26	(0.20)	1.39	1.19	—
Class Z Shares
Year ended 3/31/2006(d)	$15.40	$(0.10)	$4.64	$4.54	$(1.88)
Year ended 3/31/2005	15.35	(0.11)	0.16	0.05	—
Year ended 3/31/2004	10.14	(0.10)	5.31	5.21	—
Year ended 3/31/2003	15.07	(0.07)	(4.86)	(4.93)	—
Year ended 3/31/2002	13.69	(0.07)	1.45	1.38	—

(a)  The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Small Cap Growth Master Portfolio II.

(b)  Per share net investment income (loss) has been calculated using the monthly average shares method.

(c)  Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

(d)  On August 22, 2005, the Nations Small Company Fund, Primary A shares, Investor A shares, Investor B shares and Investor C shares were redesignated Columbia Small Cap Growth Fund II, Class Z shares, Class A shares, Class B shares and Class C shares, respectively.

(e)  The effect of the non-recurring costs assumed by Bank of America Corporation (see Note 9) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.25% for Class A shares, 2.00% each for Class B and Class C shares and 1.00% for Class Z shares.

(f)  The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.37% for Class A shares, 2.12% each for Class B and Class C shares and 1.12% for Class Z shares.

(g)  The effect of interest expense on the operating expense ratio was less than 0.01%.

(h)  The reimbursement from Investment Advisor is included in the ratio of operating expenses to average net assets (with waivers). Absent this reimbursement, the ratios of operating expenses to average net assets would have been 1.40% for Class A shares, 2.15% each for Class B and C shares and 1.15% for Class Z shares.

(j)  The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.47% for Class A shares, 2.22% each for Class B and Class C shares and 1.22% for Class Z shares.

See Accompanying Notes to Financial Statements.

Columbia Funds

Financial highlights (continued)

									Without waivers and/or expense reimbursements
	Net asset value end of period	Total return(c)	Net assets end of period (000)	Ratio of operating expenses to average net assets		Ratio of investment income (loss) to average net assets	Portfolio turnover rate		Ratio of operating expenses to average net assets
Small Cap Growth Fund II(a)
Class A Shares
Year ended 3/31/2006(d)	$17.56	30.90%	$150,761	1.24%		(0.84)%	—		1.31	%(e)
Year ended 3/31/2005	15.06	0.13	132,400	1.32		(0.96)	—		1.40	(f)
Year ended 3/31/2004	15.04	51.00	212,854	1.38	(g)(h)	(1.00)	40	%(i)	1.50	(j)
Year ended 3/31/2003	9.96	(32.88)	128,620	1.40	(g)	(0.86)	44		1.48
Year ended 3/31/2002	14.84	9.76	157,759	1.40	(g)	(0.73)	35		1.46
Class B Shares
Year ended 3/31/2006(d)	$16.21	29.92%	$16,229	1.99%		(1.59)%	—		2.06	%(e)
Year ended 3/31/2005	14.13	(0.63)	16,131	2.07		(1.73)	—		2.15	(f)
Year ended 3/31/2004	14.22	49.84	19,367	2.13	(g)(h)	(1.75)	40	%(i)	2.25	(j)
Year ended 3/31/2003	9.49	(33.40)	12,567	2.15	(g)	(1.61)	44		2.23
Year ended 3/31/2002	14.25	8.94	17,484	2.15	(g)	(1.48)	35		2.21
Class C Shares
Year ended 3/31/2006(d)	$16.47	29.93%	$4,452	1.99%		(1.59)%	—		2.06	%(e)
Year ended 3/31/2005	14.33	(0.62)	3,651	2.07		(1.73)	—		2.15	(f)
Year ended 3/31/2004	14.42	49.90	5,454	2.13	(g)(h)	(1.75)	40	%(i)	2.25	(j)
Year ended 3/31/2003	9.62	(33.43)	3,644	2.15	(g)	(1.61)	44		2.23
Year ended 3/31/2002	14.45	8.97	3,871	2.15	(g)	(1.48)	35		2.21
Class Z Shares
Year ended 3/31/2006(d)	$18.06	31.26%	$308,930	0.99%		(0.59)%	—		1.06	%(e)
Year ended 3/31/2005	15.40	0.33	360,975	1.07		(0.73)	—		1.15	(f)
Year ended 3/31/2004	15.35	51.38	509,419	1.13	(g)(h)	(0.75)	40	%(i)	1.25	(j)
Year ended 3/31/2003	10.14	(32.71)	410,198	1.15	(g)	(0.61)	44		1.23
Year ended 3/31/2002	15.07	10.08	572,820	1.15	(g)	(0.48)	35		1.21

See Accompanying Notes to Financial Statements.

Columbia Funds

Notes to financial statements

Note 1.  Organization

Columbia Funds Series Trust (the "Trust"), is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. Information presented in these financial statements pertains to the following portfolios of the Trust (each a "Fund" and collectively, the "Funds"):

Fund Name	Former Fund Name
Columbia Convertible Securities Fund	Nations Convertible Securities Fund

Columbia Asset Allocation Fund II	Nations Asset Allocation Fund

Columbia Large Cap Value Fund	Nations Value Fund

Columbia Mid Cap Value Fund	Nations MidCap Value Fund

Columbia Small Cap Value Fund II	Nations SmallCap Value Fund

Columbia Marsico Growth Fund	Nations Marsico Growth Fund

Columbia Large Cap Core Fund	Nations Strategic Growth Fund

Columbia Marsico Focused Equities Fund	Nations Marsico Focused Equities Fund

Columbia Marsico Mid Cap Growth Fund	Nations Marsico MidCap Growth Fund

Columbia Marsico 21st Century Fund	Nations Marsico 21st Century Fund

Columbia Small Cap Growth Fund II	Nations Small Company Fund

On September 23, 2005, Nations Funds Trust was renamed Columbia Funds Series Trust. Also on that date, each of the Funds presented in these financial statements was renamed as disclosed above.

Investment goals: Columbia Convertible Securities Fund seeks to provide investors with a total investment return, comprised of current income and capital appreciation, consistent with prudent investment risk. Columbia Asset Allocation Fund II seeks to obtain long-term growth from capital appreciation, and dividend and interest income. Columbia Large Cap Value Fund seeks growth of capital by investing in companies that are believed to be undervalued. Columbia Mid Cap Value Fund seeks long-term growth of capital with income as a secondary consideration. Columbia Small Cap Value Fund II seeks long-term growth of capital by investing in companies believed to be undervalued. Columbia Marsico Growth Fund, Columbia Large Cap Core Fund, Columbia Marsico Focused Equities Fund and Columbia Marsico 21st Century Fund each seek long-term growth of capital. Columbia Marsico Mid Cap Growth Fund seeks long-term capital growth by investing primarily in equity securities. Columbia Small Cap Growth Fund II seeks long-term growth of capital by investing primarily in equity securities.

Columbia Marsico Growth Fund, Columbia Large Cap Core Fund, Columbia Marsico Focused Equities Fund and Columbia Small Cap Growth Fund II (the "Feeder Funds") seek to achieve their investment objectives by investing substantially all of their assets in Columbia Marsico Growth Master Portfolio, Columbia Large Cap Core Master Portfolio, Columbia Marsico Focused Equities Master Portfolio and Columbia Small Cap Growth Master Portfolio II, respectively (the "Master Portfolios"). The Master Portfolios are each a series of Columbia Funds Master Investment Trust (the "Master Trust"). Each Master Portfolio has the same investment objective as that of its corresponding Feeder Fund. The values of the Feeder Funds' investments in their respective Master Portfolios included in the Statements of assets and liabilities reflect the Feeder Funds' proportionate beneficial interests in the net assets of their respective Master Portfolios (97.9% for Columbia Marsico Growth Master Portfolio, 99.0% for Columbia Large Cap Core Master Portfolio, 99.3% for Columbia Marsico Focused Equities Master Portfolio and 97.7% for Columbia Small Cap Growth Master Portfolio II at March 31, 2006). The financial statements of the Master Portfolios, including their investment portfolios, are included elsewhere within this report and should be read in conjunction with the Feeder Funds' financial statements. Other funds not registered under the 1940 Act and managed by Columbia Management Advisors, LLC, whose financial statements are not presented here, also invest in the Master Portfolios.

Columbia Small Cap Value Fund II and Columbia Marsico 21st Century Fund also operate in a master-feeder structure. These Funds seek to achieve their investment objectives by investing substantially all of their assets in Columbia Small Cap Value Master Portfolio and Columbia Marsico 21st Century Master Portfolio, respectively, which have the same investment objective as their corresponding feeder fund. Columbia Small Cap Value Master Portfolio and Columbia Marsico 21st Century Master Portfolio are each a series of the Master Trust. Because the value of these Funds investment in their respective master portfolio as of and for the year ended March 31, 2006 represented substantially all of the beneficial interests in their respective master portfolio, the financial statements for Columbia Small Cap Value Fund II and Columbia Marsico 21st Century Fund reflect the consolidation of the respective master portfolio. Separate financial statements for

Columbia Funds

Notes to financial statements (continued)

Columbia Small Cap Value Master Portfolio and Columbia Marsico 21st Century Master Portfolio have not been prepared and references in this report to Columbia Small Cap Value Fund II and Columbia Marsico 21st Century Fund should be read to include references to the corresponding master portfolios.

On September 23, 2005, Nations Marsico Growth Master Portfolio, Nations Strategic Growth Master Portfolio, Nations Marsico Focused Equities Master Portfolio, Nations Small Company Master Portfolio, Nations SmallCap Value Master Portfolio and Nations Marsico 21st Century Master Portfolio were renamed Columbia Marsico Growth Master Portfolio, Columbia Large Cap Core Master Portfolio, Columbia Marsico Focused Equities Master Portfolio, Columbia Small Cap Growth Master Portfolio II and Columbia Small Cap Value Master Portfolio II, respectively.

Fund shares: Columbia Convertible Securities Fund, Columbia Asset Allocation Fund II, Columbia Large Cap Core Fund, Columbia Marsico Focused Equities Fund, Columbia Marsico Mid Cap Growth Fund and Columbia Small Cap Growth Fund II each offer four classes of shares: Class A, Class B, Class C and Class Z shares. Columbia Large Cap Value Fund, Columbia Mid Cap Value Fund, Columbia Small Cap Value Fund II, Columbia Marsico Growth Fund and Columbia Marsico 21st Century Fund each offer five classes of shares: Class A, Class B, Class C, Class R and Class Z shares. Class R shares were initially offered on January 23, 2006. Shareholders of a Fund have equal voting rights on matters affecting all shareholders of the Fund. In addition, each class of shares of a Fund has exclusive voting rights on matters that relate solely to that class and separate voting rights on matters in which the interests of one class differ from the interests of any other class. On August 22, 2005, Investor A, Investor B, Investor C and Primary A shares of the Funds were redesignated Class A, Class B, Class C and Class Z shares, respectively.

Note 2.  Significant accounting policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Certain amounts have been reclassified in the 2005 schedules of capital stock activity to conform to the current year financial statement presentation. These changes have no effect on net assets. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

Security valuation: Securities traded on a recognized exchange are generally valued at the last sale price on the exchange or market on which such securities are primarily traded. Securities traded on NASDAQ are generally valued at the NASDAQ official closing price. Securities traded only over-the-counter are generally valued at the mean of the latest bid and asked prices. Restricted securities, investments for which market quotations are not readily available, or quotations which management believes are not appropriate, are valued at fair value in accordance with procedures adopted by the Board of Trustees. If a security is valued at a "fair value", such value is likely to be different from the last quoted market price for the security. Debt securities are generally valued by an independent pricing service which may employ various indications of value including but not limited to broker-dealer quotations. Short-term investments that mature in 60 days or less are valued at amortized cost, which approximates current market value. Investments in other investment companies are valued at net asset value.

Security transactions: Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

When-issued/delayed delivery securities: Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after trade date; interest income is not accrued until settlement date. At the time a Fund enters into such transactions, it is required to have segregated assets with a current value at least equal to the amount of its when-issued or purchase commitments. Credit risks exist on these commitments to the extent of any unrealized gains on the underlying securities purchased and any unrealized losses on the underlying securities sold. Market risk exists on these commitments to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner.

Repurchase agreements: Each Fund may engage in repurchase agreement transactions with institutions that the Funds' investment advisor has determined are creditworthy. Each Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency

Columbia Funds

Notes to financial statements (continued)

of the counterparty. These risks include possible delays or restrictions upon each Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights.

Foreign currency transactions: The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern (U.S.) time by a pricing service. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received. The effects of changes in foreign currency exchange rates on securities are not separately identified in the Statements of operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on securities.

Income recognition: Interest income, adjusted for accretion of discounts and amortization of premiums, is earned from settlement date and recorded on an accrual basis. Dividend income (including dividend income from affiliated funds) is recorded on ex-dividend date. Each Fund's investment income and realized and unrealized gains and losses are allocated among its share classes based upon the relative net assets of each class of shares.

During 2006, Columbia Asset Allocation Fund II evaluated its accounting policies for interest only securities and recorded a cumulative amortization adjustment decreasing cost of investments by $212,331, increasing accumulated realized gain by $1,370,332 and decreasing undistributed net investment income by $1,582,663. The adjustment did not impact the net assets of the Fund and had no material impact on any prior period.

The Funds estimate components of distributions from real estate investment trusts (REITs). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. If the Funds no longer own the applicable securities, any distributions received in excess of income are recorded as realized gains.

The Feeder Funds record their share of the investment income and realized and unrealized gains and losses reported by the Master Portfolios on a daily basis. The investment income and realized and unrealized gains and losses are allocated daily to investors in the Master Portfolios based upon the relative value of their investments in the Master Portfolios.

Expenses: General expenses of the Trust are allocated to the Funds based upon their relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses are allocated to separate classes of shares based upon their relative net asset value on the date the expenses are incurred. Expenses directly attributable to a Fund or class of shares are charged directly to such Fund or class.

The Feeder Funds record their share of the expenses reported by the Master Portfolios on a daily basis. The expenses are allocated daily to investors in the Master Portfolios based upon the relative value of the Feeder Funds' investments in the Master Portfolios.

Distributions to shareholders: Distributions from net investment income are declared and paid quarterly by Columbia Convertible Securities Fund, Columbia Asset Allocation Fund II, Columbia Large Cap Value Fund and Columbia Mid Cap Value Fund. Distributions from net investment income are declared and paid annually by the remaining Funds. The Funds may, however, declare and pay distributions from net investment income more frequently. Each Fund will distribute net realized capital gains (including net short-term capital gains) at least annually after the fiscal year in which the capital gains were earned, unless offset by any available capital loss carryforward. Distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions on a Fund level are determined in accordance with federal income tax regulations which may differ from GAAP.

Federal income tax status: Each Fund intends to continue to qualify as a regulated investment company by complying with the applicable requirements of the Internal Revenue Code of 1986 Sub-chapter M, as amended, and by distributing substantially all of its earnings to its shareholders. Therefore, no provision is made for federal income or excise taxes.

Indemnification: In the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. A Fund's maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Trust's organizational documents, the Trustees and

Columbia Funds

Notes to financial statements (continued)

Officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be minimal.

Note 3.  Federal tax information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to a Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended March 31, 2006, permanent book and tax basis differences resulting primarily from differing treatments for distribution reclassifications, net operating loss reclassifications, redemption based payments treated as dividend paid deduction, discount accretion reclassifications, foreign currency transactions and REIT adjustments were identified and reclassified among the components of the Funds' net assets as follows:

	Undistributed/ (Overdistributed) or (Accumulated) Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)	Paid-In Capital
Columbia Convertible Securities Fund	$8,160,642	$(10,235,654)	$2,075,012
Columbia Asset Allocation Fund II	1,580,246	(1,367,915)	(212,331)
Columbia Large Cap Value Fund	(997,035)	(37,668,804)	38,665,839
Columbia Mid Cap Value Fund	440,199	(3,882,295)	3,442,096
Columbia Small Cap Value Fund II	(99,067)	(421,872)	520,939
Columbia Marsico Growth Fund	7,209,453	(1,048,347)	(6,161,106)
Columbia Large Cap Core Fund	—	(63,591)	63,591
Columbia Marsico Focused Equities Fund	14,118,836	(763,475)	(13,355,361)
Columbia Marsico Mid Cap Growth Fund	612,429	83,976	(696,405)
Columbia Marsico 21st Century Fund	2,803,814	(2,803,814)	—
Columbia Small Cap Growth Fund II	3,335,704	(8,518,048)	5,182,344

Net investment income and net realized gains (losses), as disclosed on the Statements of operations, and net assets were not affected by these reclassifications.

The tax character of distributions paid during the years ended March 31, 2006 and March 31, 2005 was as follows:

	03/31/06		03/31/05
Fund	Ordinary Income*	Long-Term Capital Gains	Ordinary Income*	Long-Term Capital Gains
Columbia Convertible Securities Fund	$35,966,624	$84,938,350	$44,402,703	$13,444,327
Columbia Asset Allocation Fund II	2,339,308	—	2,588,188	—
Columbia Large Cap Value Fund	37,148,527	33,526,532	23,869,818	—
Columbia Mid Cap Value Fund	50,106,791	93,978,208	22,969,776	24,069,148
Columbia Small Cap Value Fund II	8,363,278	15,423,215	8,687,061	7,353,365
Columbia Large Cap Core Fund	16,003,242	—	16,285,128	—
Columbia Marsico 21st Century Fund	612,290	—	—	—
Columbia Small Cap Growth Fund II	—	49,900,373	—	—

*  For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of March 31, 2006, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation*
Columbia Convertible Securities Fund	$26,591,061	$42,049,936	$117,019,755
Columbia Asset Allocation Fund II	63,146	—	21,324,921
Columbia Large Cap Value Fund	4,903,446	108,109,111	720,341,550
Columbia Mid Cap Value Fund	43,080,350	124,037,895	593,884,787
Columbia Small Cap Value Fund II	2,607,192	8,378,414	65,041,193
Columbia Marsico Growth Fund	—	—	798,798,950
Columbia Large Cap Core Fund	4,413,779	—	153,152,152
Columbia Marsico Focused Equities Fund	—	—	1,036,947,200
Columbia Marsico Mid Cap Growth Fund	—	—	121,425,700
Columbia Marsico 21st Century Fund	13,108,897	9,433,564	180,971,575
Columbia Small Cap Growth Fund II	9,924,671	49,773,523	118,874,614

Columbia Funds

Notes to financial statements (continued)

*  The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to deferral of losses from wash sales and discount accretion adjustments.

Unrealized appreciation and depreciation at March 31, 2006, based on cost of investments for federal income tax purposes was:

Fund	Unrealized Appreciation		Unrealized Depreciation	Net Unrealized Appreciation
Columbia Convertible Securities Fund	$139,745,343		$(22,725,588)	$117,019,755
Columbia Asset Allocation Fund II	25,288,334		(3,963,413)	21,324,921
Columbia Large Cap Value Fund	754,331,201		(33,989,651)	720,341,550
Columbia Mid Cap Value Fund	613,377,353		(19,492,566)	593,884,787
Columbia Small Cap Value Fund II	66,549,094		(1,507,901)	65,041,193
Columbia Marsico Growth Fund	—	*	— *	—	*
Columbia Large Cap Core Fund	—	*	— *	—	*
Columbia Marsico Focused Equities Fund	—	*	— *	—	*
Columbia Marsico Mid Cap Growth Fund	127,587,607		(6,161,907)	121,425,700
Columbia Marsico 21st Century Fund	191,304,117		(10,332,542)	180,971,575
Columbia Small Cap Growth Fund II	—	*	— *	—	*

*  See corresponding Master Trust notes to financial statements for tax basis information.

The following capital loss carryforwards, determined as of March 31, 2006, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Fund	Expiring in 2010	Expiring in 2011	Expiring in 2012	Expiring in 2013	Total
Columbia Asset Allocation Fund II	$—	$5,726,622	$11,286,964	$—	$17,013,586
Columbia Large Cap Value Fund	—	9,842,232	—	—	9,842,232
Columbia Marsico Growth Fund	76,747,320	61,903,630	—	30,480,049	169,130,999
Columbia Large Cap Core Fund	—	—	73,115,507	—	73,115,507
Columbia Marsico Focused Equities Fund	174,018,424	145,695,377	—	732,294	320,446,095
Columbia Marsico Mid Cap Growth Fund	—	13,583,353	65,014,560	—	78,597,913

*  Utilization of these losses in future years may be limited under Federal tax laws.

Total capital loss carryforwards acquired in the current year from the Columbia Large Cap Value Fund's merger with Columbia Tax Managed Value Fund and Columbia Growth & Income Fund were $11,336,728 and $27,325,460, respectively, of which $1,494,496 and $27,325,460 were utilized, respectively. The availability of a portion of the remaining capital loss carryforwards from the Columbia Tax Managed Value Fund may be limited in a given year.

During the year ended March 31, 2006, the following Funds utilized capital losses as follows:

Fund	Capital losses utilized
Columbia Asset Allocation Fund II	$16,141,317
Columbia Large Cap Value Fund	28,819,956
Columbia Marsico Growth Fund	65,093,292
Columbia Large Cap Core Fund	91,416,951
Columbia Marsico Focused Equities Fund	213,009,263
Columbia Marsico Mid Cap Growth Fund	35,447,011
Columbia Marsico 21st Century Fund	17,135,087
Columbia Small Cap Growth Fund II	4,470,952

Note 4.  Fees and compensation paid to affiliates

Investment advisory fee: Columbia Management Advisors, LLC ("Columbia"), an indirect, wholly-owned subsidiary of Bank of America Corporation ("BOA") is the investment advisor to the Funds. Prior to September 30, 2005, Banc of America Capital Management, LLC ("BACAP"), a wholly-owned subsidiary of Bank of America N.A., which in turn is a wholly-owned subsidiary of BOA, was the investment advisor to the Funds, under the same fee structure. On September 30, 2005, Columbia Management Advisors, Inc. combined with BACAP. At that time, the combined investment advisor was then renamed Columbia Management Advisors, LLC.

Columbia Funds

Notes to financial statements (continued)

Columbia receives an investment advisory fee, calculated daily and payable monthly, based on the average daily net assets of each Fund at the following annual rates:

	Fees on Average Net Assets
	First $500 Million	$500 Million to $1 Billion	$1 Billion to $1.5 Billion	$1.5 Billion to $3 Billion	$3 Billion to $6 Billion	Over $6 Billion
Columbia Convertible Securities Fund	0.65%	0.60%	0.55%	0.50%	0.50%	0.50%
Columbia Asset Allocation Fund II	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%
Columbia Large Cap Value Fund	0.60%	0.55%	0.43%	0.43%	0.43%	0.41%
Columbia Mid Cap Value Fund	0.65%	0.60%	0.55%	0.50%	0.50%	0.50%
Columbia Small Cap Value Fund II	0.70%	0.65%	0.60%	0.60%	0.60%	0.60%
Columbia Marsico Mid Cap Growth Fund	0.65%	0.65%	0.65%	0.65%	0.65%	0.65%
Columbia Marsico 21st Century Fund	0.75%	0.70%	0.65%	0.60%	0.58%	0.56%

Prior to September 16, 2005, Columbia was entitled to receive an investment advisory fee from Columbia Large Cap Value Fund as follows: 0.60% for assets up to $500 million; 0.55% for assets in excess of $500 million and up to $1.0 billion; 0.50% for assets in excess of $1.0 billion and up to $1.5 billion; 0.45% for assets in excess of $1.5 billion and up to $3 billion; 0.43% for assets in excess of $3 billion and up to $6 billion; and 0.41% for assets in excess of $6 billion.

Columbia Marsico Growth Fund, Columbia Large Cap Core Fund, Columbia Marsico Focused Equities Fund and Columbia Small Cap Growth Fund II indirectly pay for investment advisory and sub-advisory services through their investments in their corresponding Master Portfolios (See Note 4 of Notes to financial statements of the Master Portfolios).

For the year ended March 31, 2006, the effective investment advisory fee rates for the Funds, as a percentage of the Funds' average daily net assets, were as follows:

Fund	Effective Fee Rates
Columbia Convertible Securities Fund	0.60%
Columbia Asset Allocation Fund II	0.60%
Columbia Large Cap Value Fund	0.49%
Columbia Mid Cap Value Fund	0.58%
Columbia Small Cap Value Fund II	0.70%
Columbia Marsico Mid Cap Growth Fund	0.65%
Columbia Marsico 21st Century Fund	0.74%

Sub-advisory fee: Marsico Capital Management, LLC ("Marsico"), a wholly-owned subsidiary of BOA, has been retained by Columbia as sub-advisor to Columbia Marsico 21st Century Fund and Columbia Marsico Mid Cap Value Fund. As the sub-advisor, Marsico is responsible for daily investment operations, including placing all orders for the purchase and sale of the portfolio securities for the Funds. Columbia, from the investment advisory fee it receives, pays Marsico a monthly sub-advisory fee at the annual rate of 0.45% of each Fund's average daily net assets.

Administration fee: Columbia provides administrative and other services to the Funds. Prior to August 22, 2005, BACAP Distributors, LLC ("BACAP Distributors"), a wholly-owned subsidiary of BOA, served as the administrator to the Funds under the same fee structure and Bank of New York ("BNY") served as the sub-administrator to the Funds.

Columbia Funds

Notes to financial statements (continued)

Under the administration agreement, Columbia is entitled to receive an administration fee, computed daily and paid monthly based on the Funds' average daily net assets at the annual rates listed below less the fees payable by the Funds under the pricing and bookkeeping agreement (described below):

Fund	Administration Fee Rate
Columbia Convertible Securities Fund	0.17%
Columbia Asset Allocation Fund II	0.12%
Columbia Large Cap Value Fund	0.17%
Columbia Mid Cap Value Fund	0.17%
Columbia Small Cap Value Fund II	0.17%
Columbia Marsico Growth Fund	0.12%
Columbia Large Cap Core Fund	0.12%
Columbia Marsico Focused Equities Fund	0.12%
Columbia Marsico Mid Cap Growth Fund	0.23%
Columbia Marsico 21st Century Fund	0.22%
Columbia Small Cap Growth Fund II	0.12%

Columbia has contractually agreed to waive a portion of its administration fee for Columbia Large Cap Value Fund at an annual rate of 0.04% of Columbia Large Cap Value Fund's average daily net assets up to $500 million.

Pricing and bookkeeping fees: Columbia is responsible for providing pricing and bookkeeping services to the Funds under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street"). As a result, the total fees payable under the pricing and bookkeeping agreement are paid to State Street.

Under its pricing and bookkeeping agreement with the Funds, Columbia receives from each Fund an annual fee of $38,000 paid monthly. In addition, each of the Funds with the exception of the Feeder Funds pays a monthly fee based on the level of average daily net assets for the month; provided that during any 12-month period, the aggregate fee, exclusive of out-of-pocket expenses and charges, shall not exceed $140,000. The Funds also reimburse Columbia and State Street for out-of-pocket expenses and charges, including fees payable to third parties for pricing each Fund's portfolio securities and direct internal costs incurred by Columbia in connection with providing fund accounting oversight and monitoring and certain other services. Prior to December 1, 2005, the fees for pricing and bookkeeping services were included in the administration agreement.

Transfer agent fee: Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly-owned subsidiary of BOA, provides shareholder services to the Funds and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. On August 22, 2005, Columbia Funds Services, Inc. was renamed Columbia Management Services, Inc. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $15.23 per open account plus sub-transfer agent fees (exclusive of BFDS fees) calculated based on assets held in omnibus accounts and intended to recover the cost of payments to third parties for services to those accounts. The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due the Transfer Agent from shareholders of the Funds and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Funds. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

Effective September 1, 2005, the Transfer Agent has voluntarily agreed to waive a portion of its fees, for accounts other than omnibus accounts, so that transfer agent fees (exclusive of out-of-pocket expenses) will not exceed 0.02% annually for Columbia Convertible Securities Fund, Columbia Asset Allocation Fund II, Columbia Large Cap Value Fund, Columbia Marsico Growth Fund, Columbia Large Cap Core Fund, Columbia Marsico Focused Equities Fund, Columbia Marsico Mid Cap Growth Fund, Columbia Marsico 21st Century Fund and Columbia Small Cap Growth Fund II. Columbia, at its discretion, may revise or discontinue this arrangement at any time.

Prior to August 22, 2005, PFPC, Inc. ("PFPC") served as the transfer agent for the Funds' shares and BOA served as the sub-transfer agent for the Class Z shares of the Funds. BOA was entitled to receive from PFPC a fee equal to the costs incurred by BOA in providing services pursuant to its obligations as sub-transfer agent at the annual rate of up to 0.01% of the net assets

Columbia Funds

Notes to financial statements (continued)

attributable to the Class Z shares of each Fund. These amounts are included in "Transfer agent fees" on the Statements of operations. For the period ended August 22, 2005, BOA earned sub-transfer agent fees from the Funds as follows:

Fund	Sub-Transfer Agent Fee
Columbia Convertible Securities Fund	$11,211
Columbia Asset Allocation Fund II	207
Columbia Large Cap Value Fund	11,745
Columbia Mid Cap Value Fund	6,250
Columbia Small Cap Value Fund II	1,931
Columbia Marsico Growth Fund	10,302
Columbia Large Cap Core Fund	13,888
Columbia Marsico Focused Equities Fund	4,824
Columbia Marsico Mid Cap Growth Fund	4,349
Columbia Marsico 21st Century Fund	1,588
Columbia Small Cap Growth Fund II	3,743

Underwriting discounts, service and distribution fees: Columbia Management Distributors, Inc. (the "Distributor"), a subsidiary of Columbia and an indirect, wholly-owned subsidiary of BOA, serves as distributor of the Funds' shares. Prior to August 22, 2005, BACAP Distributors served as the distributor of the Funds' shares, under the same fee structure. On August 22, 2005, BACAP Distributors merged into Columbia Funds Distributor, Inc., which was then renamed Columbia Management Distributors, Inc. For the year ended March 31, 2006, the Distributor has retained net underwriting discounts and net contingent deferred sales charge ("CDSC") fees as follows:

	Front End Sales Charge	CDSC
Fund	Class A	Class A	Class B	Class C
Columbia Convertible Securities Fund	$31,888	$5,072	$261,690	$8,872
Columbia Asset Allocation Fund II	5,936	—	30,991	212
Columbia Large Cap Value Fund	53,089	4,038	821,339	9,010
Columbia Mid Cap Value Fund	101,458	5,028	230,855	5,049
Columbia Small Cap Value Fund II	2,626	—	4,952	147
Columbia Marsico Growth Fund	372,406	2,436	232,149	125,842
Columbia Large Cap Core Fund	34,803	—	40,801	1
Columbia Marsico Focused Equities Fund	190,701	—	660,404	43,778
Columbia Marsico Mid Cap Growth Fund	6,984	—	36,098	113
Columbia Marsico 21st Century Fund	392,889	18,236	119,883	23,120
Columbia Small Cap Growth Fund II	4,974	92	27,668	996

The Trust has adopted shareholder servicing plans and distribution plans for the Class B and Class C shares of each Fund and a combined distribution and shareholder servicing plan for Class A shares of each Fund. The Trust has also adopted a distribution plan for Class R shares of Columbia Large Cap Value Fund, Columbia Mid Cap Value Fund, Columbia Small Cap Value Fund II, Columbia Marsico Growth Fund and Columbia Marsico 21st Century Fund. The shareholder servicing plans permit the Funds to compensate or reimburse servicing agents for the shareholder services they have provided. The distribution plans, adopted pursuant to Rule 12b-1 under the 1940 Act, permit the Funds to compensate or reimburse the Distributor and/or selling agents for activities or expenses primarily intended to result in the sale of the classes' shares. Payments are made at an annual rate and paid monthly, as a percentage of average daily net assets, set from time to time by the Board of Trustees, and are charged as expenses of each Fund directly to the applicable share class. A substantial portion of the expenses incurred pursuant to these plans is paid to affiliates of BOA and the Distributor.

The annual rates in effect and plan limits, as a percentage of average daily net assets are as follows:

	Current Rate	Plan Limit
Class A Combined Distribution and Shareholder Servicing Plan	0.25%	0.25%
Class B and Class C Shareholder Servicing Plans	0.25%	0.25%
Class B and Class C Distribution Plans	0.75%	0.75%
Class R Distribution Plan	0.50%	0.50%

Columbia Funds

Notes to financial statements (continued)

Expense limits and fee reimbursements: Columbia has contractually agreed to waive fees and/or reimburse expenses through July 31, 2006 to the extent that total expenses (excluding interest expense and shareholder servicing and distribution fees), as a percentage of the respective Fund's average daily net assets, exceed the following annual rates:

Fund	Annual Rate
Columbia Mid Cap Value Fund	1.25%
Columbia Small Cap Value Fund II	1.30%
Columbia Small Cap Growth Fund II	1.15%

Columbia is entitled to recover from Columbia Mid Cap Value Fund, Columbia Small Cap Value Fund II and Columbia Small Cap Growth Fund II any fees waived or expenses reimbursed by Columbia during the three year period following the date of such waiver or reimbursement, to the extent that such recovery would not cause the affected fund to exceed the expense limitations in effect at the time of recovery. There is no guarantee that these expense limitations will continue after July 31, 2006.

At March 31, 2006, the amounts potentially recoverable by Columbia pursuant to this arrangement are as follows:

	Amount of potential recovery expiring:		Total potential	Amount recovered during year ended
Fund	03/31/08	03/31/07	recovery	03/31/06
Columbia Small Cap Value Fund II	$21,755	$60,262	$82,017	$—
Columbia Small Cap Growth Fund II	335,159	531,292	866,451	—

Fees paid to officers and trustees: All officers of the Funds, with the exception of the Funds' Chief Compliance Officer, are employees of Columbia or its affiliates and receive no compensation from the Funds. The Board of Trustees has appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. The Funds, along with other affiliated funds, pay their pro-rata share of the expenses associated with the Chief Compliance Officer. Each Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Trust's eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. All benefits provided under this plan are unfunded and any payments to plan participants are paid solely out of the Funds' assets. Income earned on the plan participant's deferral account is based on the rate of return of the eligible mutual funds selected by the participants or, if no funds are selected, on the rate of return of Columbia Treasury Reserves (formerly Nations Treasury Reserves) another portfolio of the Trust. The expense for the deferred compensation plan is included in "Trustees' fees" on the Statements of operations. The liability for the deferred compensation plan is included in "Trustees' fees" on the Statements of assets and liabilities.

As a result of fund mergers (see Note 11), Columbia Large Cap Value Fund and Columbia Mid Cap Value Fund assumed the assets and liabilities of the independent trustees of the acquired funds. The deferred compensation plan of the acquired funds may be terminated at any time. Benefits under this deferred compensation plan are funded and any payments to plan participants are paid solely of the Fund's assets.

Custody credits: Each Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statements of operations. The Funds could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if they had not entered into such an agreement.

Other: Prior to the appointment of State Street as sub-administrator to the Funds, the Funds made daily investments of cash balances in Columbia Cash Reserves (formerly Nations Cash Reserves), another portfolio of the Trust, pursuant to an exemptive order received from the Securities and Exchange Commission. The income earned by each Fund from such investments is included as "Dividends from affiliate" on the Statements of Operations. Columbia earned advisory and administration fees on the investments made in Columbia Cash Reserves in addition to the advisory and administration fees

Columbia Funds

Notes to financial statements (continued)

earned by Columbia from the Funds. For the year ended March 31, 2006, Columbia earned the following fees related to investments in affiliated funds:

Fund	Advisory Fees (earned by Columbia)	Administration Fees (earned by Columbia)
Columbia Convertible Securities Fund	$12,940	$6,470
Columbia Asset Allocation Fund II	3,380	1,690
Columbia Large Cap Value Fund	7,102	3,551
Columbia Mid Cap Value Fund	2,203	1,102
Columbia Small Cap Value Fund II	1,603	802
Columbia Marsico Mid Cap Growth Fund	7,079	3,540
Columbia Marsico 21st Century Fund	5,408	2,704

Note 5.  Portfolio information

For the year ended March 31, 2006, the aggregate cost of purchases and proceeds from sales of securities, excluding short-term obligations, were as follows:

	U.S. Government Securities		Other Investment Securities
Fund	Purchases	Sales	Purchases	Sales
Columbia Convertible Securities Fund	$—	$2,180,909	$548,231,181	$816,693,385
Columbia Asset Allocation Fund II	11,199,197	13,377,088	166,417,050	187,566,934
Columbia Large Cap Value Fund	—	—	1,636.496,750	1,762,123,449
Columbia Mid Cap Value Fund	—	—	643,658,649	1,143,807,640
Columbia Small Cap Value Fund II	—	—	168,234,102	172,373,776
Columbia Marsico Mid Cap Growth Fund	—	—	742,357,867	747,403,460
Columbia Marsico 21st Century Fund	—	—	1,440,484,952	903,259,863

Note 6.  Shares of beneficial interest

An unlimited number of shares of beneficial interest without par value were authorized for the Trust. The Trust's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any authorized but unissued shares into one or more additional classes or series of shares.

Class B shares generally convert to Class A shares as follows:

Class B shares purchased:	Will convert to Class A shares after:
— after November 15, 1998	Eight years

— between August 1, 1997 and November 15, 1998

$0 - $249,999	Nine years

$250,000 - $499,999	Six years

$500,000 - $999,999	Five years

— before August 1, 1997	Nine years

See Schedules of capital stock activity.

As of March 31, 2006, the Funds had shareholders whose shares were beneficially owned by participant accounts over which Bank of America and/or its affiliates had either sole or joint investment discretion. Subscription and redemption activity of

Columbia Funds

Notes to financial statements (continued)

these accounts may have a significant effect on the operations of the Funds. The number of such accounts and the percentage of shares of beneficial interest outstanding held therein are as follows:

Fund	Number of Shareholders	% of Shares Outstanding Held
Columbia Convertible Securities Fund	1	56.2%
Columbia Asset Allocation Fund II	1	13.4
Columbia Large Cap Value Fund	3	38.4
Columbia Mid Cap Value Fund	1	28.0
Columbia Small Cap Value Fund II	1	67.9
Columbia Marsico Growth Fund	1	24.6
Columbia Large Cap Core Fund	1	63.6
Columbia Marsico Focused Equities Fund	1	10.1
Columbia Marsico Mid Cap Growth Fund	1	63.1
Columbia Marsico 21st Century Fund	1	18.0
Columbia Small Cap Growth Fund II	1	54.7

In addition, as of March 31, 2006, several of the Funds had other shareholders that held greater than 5% of the shares outstanding and Bank of America and/or its affiliates did not have investment discretion. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Fund. The number of such accounts and the percentage of shares of beneficial interest outstanding held therein are as follows:

Fund	Number of Shareholders	% of Shares Outstanding Held
Columbia Small Cap Value Fund II	2	19.9%
Columbia Marsico Growth Fund	2	32.0
Columbia Large Cap Core Fund	2	11.7
Columbia Marsico Focused Equities Fund	1	26.5
Columbia Marsico Mid Cap Growth Fund	2	17.5
Columbia Marsico 21st Century Fund	2	28.4

Note 7.  Line of credit

The Trust and other affiliated funds participate in a $150,000,000 uncommitted, unsecured line of credit provided by State Street. The agreement is renewable on an annual basis. Borrowings are used for temporary or emergency purposes to facilitate portfolio liquidity. Interest is charged to each participating fund based on its borrowings at a variable rate per annum equal to the Federal Funds Rate plus a spread, as determined and quoted by State Street at the time of the request for a loan. A one-time structuring fee of $30,000 is apportioned and accrued among each participating fund based on the average net assets of the participating funds. The structuring fee is included in "Other expenses" on the Statements of operations. In addition, if the uncommitted line of credit is extended for an additional period, an annual administration fee of $15,000 will be charged and apportioned among each participating fund.

Prior to August 22, 2005, the Trust participated with other affiliated funds in a $1 billion uncommitted line of credit provided by BNY under a line of credit agreement (the "Agreement"). Advances under the Agreement were taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings was payable at a specified Federal Funds Rate plus 0.50% on an annualized basis. Each participating fund maintained a ratio of net assets (not including amounts borrowed pursuant to the Agreement) to the aggregate amount of indebtedness pursuant to the Agreement of no less than 4 to 1.

For the year ended March 31, 2006, the Funds, with the exception of Columbia Convertible Securities Fund and Columbia Asset Allocation Fund II, did not borrow under these arrangements.

The average daily loan balance outstanding by Columbia Convertible Securities Fund during the year ended March 31, 2006, was $6,800,000 at a weighted average interest rate of 4.75%.

The average daily loan balance outstanding by Columbia Asset Allocation Fund II during the year ended March 31, 2006, was $293,000 at a weighted average interest rate of 3.51%.

Columbia Funds

Notes to financial statements (continued)

Note 8.  Securities lending

Prior to the appointment of State Street as custodian to the Master Portfolios, the Master Portfolios were allowed to lend their securities to certain approved brokers, dealers and other financial institutions. The income earned by each Master Portfolio from securities lending is included in its Statement of operations. The Board of Trustees has approved a securities lending program with State Street. As of March 31, 2006, the Master Portfolios did not have any securities on loan.

Note 9.  Disclosure of significant risks and contingencies

Foreign securities: Certain Funds invest in securities of foreign issuers. There are certain risks involved in investing in foreign securities that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign government laws and restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country, industry or region.

Legal Proceedings: On February 9, 2005, Banc of America Capital Management, LLC ("BACAP" now known as Columbia Management Advisors LLC) and BACAP Distributors, LLC ("BACAP Distributors" now known as Columbia Management Distributors, Inc.) entered into an Assurance of Discontinuance with the New York Attorney General (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the U.S. Securities and Exchange Commission (the "SEC") (the "SEC Order"). A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC's website.

Under the terms of the SEC Order, BACAP, BACAP Distributors, and their affiliate, Banc of America Securities, LLC ("BAS") agreed, among other things, (1) to pay $250 million in disgorgement and $125 million in civil money penalties; (2) to cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; (3) to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices; and (4) to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement also requires, among other things, BACAP and BACAP Distributors, along with Columbia Management Advisors, Inc. and Columbia Funds Distributors, Inc., the investment advisor to and distributor of the Columbia Funds, respectively, to reduce Columbia Funds, Nations Funds and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions. Consistent with the terms of the settlements, the Nations Funds Boards have an independent Chairman, are comprised of at least 75% independent trustees and have engaged a senior officer with a wide range of compliance and oversight responsibilities.

Pursuant to the procedures set forth in the SEC Order, $375 million will be distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC. The independent distribution consultant has been in consultation with the staff of the SEC, and has submitted a proposed plan of distribution. The SEC has not yet approved a final plan of distribution.

As a result of these matters or any adverse publicity or other developments resulting from them, including lawsuits brought by shareholders of the affected Nations Funds, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the Nations Funds.

Civil Litigation: In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Bank of America Corporation and certain of its affiliates, including BACAP and BACAP Distributors (collectively "BAC"), Nations Funds Trust and its Board of Trustees. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Nations Funds Trust

Columbia Funds

Notes to financial statements (continued)

against BAC and others that asserts claims under federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action.

On February 25, 2005, BAC and other defendants filed motions to dismiss the claims in the pending cases.

On December 15, 2005, BAC and others entered into a Stipulation of Settlement of the direct and derivative claims brought on behalf of the Nations Funds shareholders. Among other contingencies, the settlement is contingent upon a minimum threshold amount being received by the Nations Fund shareholders and/or the Nations Funds mutual funds from the previously established regulatory settlement fund. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs' counsel as approved by the court. The stipulation has not yet been presented to the court for preliminary approval.

Separately, several related putative class actions have been filed against Nations Funds Trust, Columbia Funds Series Trust (as successor to Nations Funds Trust), the Bank of America Corporation and certain of its affiliates, and others in various federal courts relating to the conversion of common trust funds and the investment of assets held in fiduciary accounts at the Bank of America, N.A. in the Funds. These suits allege various claims including state law claims for breach of fiduciary duty, breach of contract, and unjust enrichment and violations of federal securities laws. One of the suits has been dismissed because the Court did not have subject matter jurisdiction and Nations Funds Trust expects to file a motion to dismiss the remaining suits as well.

Separately, a putative class action – Mehta v AIG Sun America Life Assurance Company – involving fair value pricing of mutual funds was filed in Illinois State Court, subsequently removed to federal court and then transferred to the United States District Court for the District of Maryland for coordinated or consolidated handling in the MDL. AIG SunAmerica Life Assurance Company has made demand upon Nations Separate Account Trust (as successor to Nations Annuity Trust) and BACAP (as successor to Banc of America Advisors, Inc.) for indemnification pursuant to the terms of a Fund Participation Agreement.

For the year ended March 31, 2006, Columbia has assumed legal, consulting services and Trustees' fees incurred in connection with these matters as follows:

Fund	Non-Recurring Costs
Columbia Convertible Securities Fund	$857,944
Columbia Large Cap Value Fund	1,705,234
Columbia Marsico Growth Fund	1,981,131
Columbia Large Cap Core Fund	939,106
Columbia Marsico Focused Equities Fund	2,101,710
Columbia Small Cap Growth Fund II	290,658

Note 10.  Proposed reorganization

The Board of Trustees of Columbia Marsico Mid Cap Growth Fund approved a proposal to merge the Fund into Columbia Mid Cap Growth Fund, subject to approval by shareholders of the Fund and the satisfaction of certain other conditions. The merger is expected to be completed in the third quarter of 2006.

Note 11.  Business combinations and mergers

On September 16, 2005, Columbia Growth & Income Fund and Columbia Tax Managed Value Fund merged into Nations Value Fund. Nations Value Fund received a tax-free, for federal tax purposes, transfer of assets from Columbia Growth & Income Fund and Columbia Tax Managed Value Fund as follows:

	Shares Issued	Net Assets Received	Unrealized Appreciation*
Columbia Growth & Income Fund	132,065,046	$1,793,463,094	$234,814,093
Columbia Tax Managed Value Fund	4,964,410	66,616,098	9,526,362

Columbia Funds

Notes to financial statements (continued)

Net Assets of Nations Value Fund Prior to Combination	Net Assets of Columbia Growth & Income Fund and Columbia Tax Managed Value Fund Immediately Prior to Combination	Net Assets of Nations Value Fund After Combination
$1,792,217,194	$1,860,079,193	$3,652,296,387

*  Unrealized appreciation is included in the respective Net Assets Received.

Nations Value Fund was then renamed Columbia Large Cap Value Fund.

On September 23, 2005, Columbia Mid Cap Value Fund merged into Nations MidCap Value Fund. Nations MidCap Value Fund received a tax-free transfer of assets from Columbia Mid Cap Value Fund as follows:

Shares Issued	Net Assets Received	Unrealized Appreciation*
125,643,197	$1,739,617,640	$408,097,833
Net Assets of Nations MidCap Value Fund Prior to Combination	Net Assets of Columbia Mid Cap Value Fund Immediately Prior to Combination	Net Assets of Nations MidCap Value Fund After Combination
$618,343,345	$1,739,617,640	$2,996,526,618

*  Unrealized appreciation is included in the Net Assets Received.

Nations MidCap Value Fund was then renamed Columbia Mid Cap Value Fund.

Columbia Funds

Report of Independent Registered Public Accounting Firm

To the Shareholders and Trustees of Columbia Funds Series Trust (formerly Nations Funds Trust)

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Convertible Securities Fund (formerly Nations Convertible Securities Fund), Columbia Asset Allocation Fund II (formerly Nations Asset Allocation Fund), Columbia Large Cap Value Fund (formerly Nations Value Fund), Columbia Mid Cap Value Fund (formerly Nations MidCap Value Fund), Columbia Small Cap Value Fund II (formerly Nations SmallCap Value Fund), Columbia Marsico Growth Fund (formerly Nations Marsico Growth Fund), Columbia Large Cap Core Fund (formerly Nations Strategic Growth Fund), Columbia Marsico Focused Equities Fund (formerly Nations Marsico Focused Equities Fund), Columbia Marsico Mid Cap Growth Fund (formerly Nations Marsico MidCap Growth Fund), Columbia Marsico 21st Century Fund (formerly Nations Marsico 21st Century Fund) and Columbia Small Cap Growth Fund II (formerly Nations Small Company Fund) (constituting part of Columbia Funds Series Trust, hereafter referred to as the "Funds") at March 31, 2006, the results of each of their operations for the year then ended, and the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
May 26, 2006

Columbia Funds

Federal Income Tax information  (unaudited)

Columbia Convertible Securities Fund

For the fiscal year ended March 31, 2006, the Fund designates long-term capital gains of $128,881,408.

For non-corporate shareholders 28.11% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Fund for the period April 1, 2005 to March 31, 2006 may represent qualified dividend income. Final information will be provided in your 2006 1099-Div Form.

26.10% of the ordinary income earned by the Fund, for the year ended March 31, 2006, qualifies for the corporate dividends received deduction.

Columbia Asset Allocation Fund II

For non-corporate shareholders 72.38% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Fund for the period April 1, 2005 to March 31, 2006 may represent qualified dividend income. Final information will be provided in your 2006 1099-Div Form.

72.36% of the ordinary income earned by the Fund, for the year ended March 31, 2006, qualifies for the corporate dividends received deduction.

Columbia Large Cap Value Fund

For the fiscal year ended March 31, 2006, the Fund designates long-term capital gains of $141,635,643.

For non-corporate shareholders 100.00% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Fund for the period April 1, 2005 to March 31, 2006 may represent qualified dividend income. Final information will be provided in your 2006 1099-Div Form.

98.03% of the ordinary income earned by the Fund, for the year ended March 31, 2006, qualifies for the corporate dividends received deduction.

Columbia Mid Cap Value Fund

For the fiscal year ended March 31, 2006, the Fund designates long-term capital gains of $220,781,264.

For non-corporate shareholders 35.25% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Fund for the period April 1, 2005 to March 31, 2006 may represent qualified dividend income. Final information will be provided in your 2006 1099-Div Form.

33.15% of the ordinary income earned by the Fund, for the year ended March 31, 2006, qualifies for the corporate dividends received deduction.

Columbia Small Cap Value Fund II

For the fiscal year ended March 31, 2006, the Fund designates long-term capital gains of $24,199,956.

For non-corporate shareholders 23.72% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Fund for the period April 1, 2005 to March 31, 2006 may represent qualified dividend income. Final information will be provided in your 2006 1099-Div Form.

24.29% of the ordinary income earned by the Fund, for the year ended March 31, 2006, qualifies for the corporate dividends received deduction.

Columbia Funds

Federal Income Tax information (continued)  (unaudited)

Columbia Marsico Focused Equities Fund

For non-corporate shareholders 100.00% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Fund for the period April 1, 2005 to March 31, 2006 may represent qualified dividend income. Final information will be provided in your 2006 1099-Div Form.

100.00% of the ordinary income earned by the Fund, for the year ended March 31, 2006, qualifies for the corporate dividends received deduction.

Columbia Large Cap Core Fund

For non-corporate shareholders 100.00% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Fund for the period April 1, 2005 to March 31, 2006 may represent qualified dividend income. Final information will be provided in your 2006 1099-Div Form.

100.00% of the ordinary income earned by the Fund, for the year ended March 31, 2006, qualifies for the corporate dividends received deduction.

Columbia Marsico 21st Century Fund

For the fiscal year ended March 31, 2006, the Fund designates long-term capital gains of $9,433,564.

For non-corporate shareholders 72.87% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Fund for the period April 1, 2005 to March 31, 2006 may represent qualified dividend income. Final information will be provided in your 2006 1099-Div Form.

78.12% of the ordinary income earned by the Fund, for the year ended March 31, 2006, qualifies for the corporate dividends received deduction.

Columbia Small Cap Growth Fund II

For the fiscal year ended March 31, 2006, the Fund designates long-term capital gains of $100,000,000.

For non-corporate shareholders 15.00% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Fund for the period April 1, 2005 to March 31, 2006 may represent qualified dividend income. Final information will be provided in your 2006 1099-Div Form.

15.00% of the ordinary income earned by the Fund, for the year ended March 31, 2006, qualifies for the corporate dividends received deduction.

Columbia Funds Master Investment Trust

Columbia Marsico Growth Master Portfolio, Columbia Large Cap Core Master Portfolio, Columbia Marsico Focused Equities Master Portfolio and Columbia Small Cap Growth Master Portfolio II Annual Report

  March 31, 2006

The following pages should be read in conjunction with Columbia Marsico Growth Fund, Columbia Large Cap Core Fund, Columbia Marsico Focused Equities Fund and Columbia Small Cap Growth Fund II Annual Reports.

Columbia Funds Master Investment Trust

Columbia Marsico Growth Master Portfolio

Investment portfolio  March 31, 2006

Shares		Value ($)
	Common stocks — 91.5%
	Consumer discretionary — 22.7%
	Automobiles — 2.3%
913,813	Toyota Motor Corp., ADR	99,514,236
	Hotels, restaurants & leisure — 9.0%
208,909	Four Seasons Hotels, Inc.	10,591,686
1,207,137	Las Vegas Sands Corp.(a)	68,396,383
2,291,126	MGM Mirage(a)	98,724,619
1,845,350	Starbucks Corp.(a)	69,458,974
215,046	Station Casinos, Inc.	17,068,201
763,505	Wynn Resorts Ltd.(a)	58,675,359
1,418,607	Yum! Brands, Inc.	69,313,138
		392,228,360
	Household durables — 3.0%
916,011	KB Home	59,522,395
806,033	Lennar Corp., Class A	48,668,272
650,437	Toll Brothers, Inc.(a)	22,524,633
		130,715,300
	Multiline retail — 1.5%
1,254,873	Target Corp.	65,265,945
	Specialty retail — 6.3%
2,294,753	Home Depot, Inc.	97,068,052
2,741,736	Lowe's Companies, Inc.	176,677,468
		273,745,520
	Textiles, apparel & luxury goods — 0.6%
839,774	Coach, Inc.(a)	29,039,385
		990,508,746
	Consumer staples — 4.9%
	Beverages — 0.3%
229,658	PepsiCo, Inc.	13,271,936
	Food & staples retailing — 1.2%
926,316	CVS Corp.	27,669,059
527,149	Walgreen Co.	22,735,936
		50,404,995
	Food products — 0.3%
430,126	Archer-Daniels-Midland Co.	14,473,740
	Household products — 3.1%
2,357,885	Procter & Gamble Co.	135,861,334
		214,012,005
	Energy — 4.0%
	Energy equipment & services — 3.4%
884,384	Halliburton Co.	64,577,720
651,254	Schlumberger Ltd.	82,429,219
		147,006,939
	Oil, gas & consumable fuels — 0.6%
568,966	Peabody Energy Corp.	28,681,576
		175,688,515

Shares		Value ($)
	Financials — 16.4%
	Capital markets — 9.1%
559,173	Goldman Sachs Group, Inc.	87,767,794
981,510	Lehman Brothers Holdings, Inc.	141,857,640
1,513,837	UBS AG, Registered Shares	166,476,655
		396,102,089
	Consumer finance — 1.6%
1,323,341	SLM Corp.	68,734,332
	Diversified financial services — 2.6%
254,143	Chicago Mercantile Exchange Holdings, Inc.	113,728,992
	Insurance — 2.2%
1,930,072	Genworth Financial, Inc.	64,522,307
324,355	Progressive Corp.	33,817,252
		98,339,559
	Real estate — 0.9%
662,501	KKR Financial Corp., REIT	14,859,898
383,092	St. Joe Co.	24,073,501
		38,933,399
		715,838,371
	Health care — 16.7%
	Biotechnology — 6.9%
1,348,982	Amylin Pharmaceuticals, Inc.(a)	66,032,669
2,257,799	Genentech, Inc.(a)	190,806,593
670,745	Genzyme Corp.(a)	45,087,479
		301,926,741
	Health care equipment & supplies — 3.2%
1,424,469	Medtronic, Inc.	72,291,802
974,158	Zimmer Holdings, Inc.(a)	65,853,081
		138,144,883
	Health care providers & services — 6.6%
406,853	Quest Diagnostics, Inc.	20,871,559
4,764,818	UnitedHealth Group, Inc.	266,162,733
		287,034,292
		727,105,916
	Industrials — 16.9%
	Aerospace & defense — 4.0%
1,412,528	General Dynamics Corp.	90,373,541
578,489	Lockheed Martin Corp.	43,461,879
688,200	United Technologies Corp.	39,894,954
		173,730,374
	Air freight & logistics — 3.6%
1,378,351	FedEx Corp.	155,670,962
	Machinery — 3.7%
1,781,860	Caterpillar, Inc.	127,955,367
451,630	Deere & Co.	35,701,351
		163,656,718

See Accompanying Notes to Financial Statements.

Columbia Funds Master Investment Trust

Columbia Marsico Growth Master Portfolio

Investment portfolio (continued)  March 31, 2006

Shares		Value ($)
	Road & Rail — 5.6%
1,761,734	Burlington Northern Santa Fe Corp.	146,805,294
1,034,200	Union Pacific Corp.	96,542,570
		243,347,864
		736,405,918
	Information technology — 7.4%
	Communications equipment — 7.4%
2,056,576	Cisco Systems, Inc.(a)	44,566,002
1,678,200	Corning, Inc.(a)	45,160,362
4,794,317	Motorola, Inc.	109,837,803
2,428,040	QUALCOMM, Inc.	122,883,104
		322,447,271
	Materials — 1.2%
	Chemicals — 0.3%
163,503	Monsanto Co.	13,856,879
	Metals & mining — 0.9%
767,551	Companhia Vale do Rio Doce, ADR	37,249,250
		51,106,129
	Telecommunication services — 1.3%
	Wireless telecommunication services — 1.3%
1,652,816	America Movil SA de CV, ADR, Series L	56,625,476
	Total common stocks (Cost of $3,229,031,158)	3,989,738,347
	Investment company — 4.5%
195,961,909	SSgA Prime Money Market Fund	195,961,909
	Total investment company (Cost of $195,961,909)	195,961,909
Par ($)
	Convertible Bond — 1.5%
	Consumer cyclical — 1.5%
	Lodging — 1.5%
20,000,000	Wynn Resorts Ltd. 6.000% 07/15/15	66,650,000
	Total convertible bond (Cost of $19,667,267)	66,650,000

Shares		Value ($)
	Short-term obligation — 3.1%
	U.S. Government & agency obligations — 3.1%
135,520,000	Federal Home Loan Bank 4.540% 04/03/06(b)	135,485,819
Total short-term obligation (Cost of $135,485,819)		135,485,819
Total investments (Cost of $3,580,146,153)(c)	100.6%	4,387,836,075
Other assets & liabilities, net	(0.6)%	(25,148,604)
Net assets	100.0%	4,362,687,471

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  The rate shown represents the annualized yield at date of purchase.

(c)  Cost for federal income tax purposes is $3,589,037,125.

At March 31, 2006, the Master Portfolio held investments in the following sectors:

% of Sector (Unaudited)	Net Assets
Consumer discretionary	24.2%
Industrials	16.9
Health care	16.7
Financials	16.4
Information technology	7.4
Consumer staples	4.9
Energy	4.0
Telecommunication services	1.3
Materials	1.2
Investment company	4.5
Short-term obligation	3.1
Other assets & liabilities, net	(0.6)
100.0%

Acronym	Name
ADR	American Depositary Receipt

REIT	Real Estate Investment Trust

See Accompanying Notes to Financial Statements.

Columbia Funds Master Investment Trust

Columbia Large Cap Core Master Portfolio

Investment portfolio  March 31, 2006

Shares		Value ($)
	Common stocks — 99.8%
	Consumer discretionary — 10.6%
	Hotels, restaurants & leisure — 3.3%
273,120	Carnival Corp.	12,937,694
478,150	Hilton Hotels Corp.	12,173,699
442,125	McDonald's Corp.	15,191,415
245,960	Yum! Brands, Inc.	12,017,606
		52,320,414
	Media — 1.9%
606,520	CBS Corp., Class B	14,544,350
3,535	Interpublic Group of Companies, Inc.(a)	33,795
1,001,550	News Corp., Class A	16,635,745
		31,213,890
	Multiline retail — 1.9%
313,359	Federated Department Stores, Inc.	22,875,207
128,200	J.C. Penney Co., Inc.	7,744,562
		30,619,769
	Specialty retail — 2.6%
127,200	Chico's FAS, Inc.(a)	5,169,408
483,054	Home Depot, Inc.	20,433,184
179,629	Lowe's Companies, Inc.	11,575,293
217,200	TJX Companies, Inc.	5,390,904
		42,568,789
	Textiles, apparel & luxury goods — 0.9%
167,250	NIKE, Inc., Class B	14,232,975
		170,955,837
	Consumer staples — 9.0%
	Beverages — 4.4%
758,652	Coca-Cola Co.	31,764,759
151,590	Diageo PLC, ADR	9,615,354
506,845	PepsiCo, Inc.	29,290,572
		70,670,685
	Food & staples retailing — 1.1%
359,620	Wal-Mart Stores, Inc.	16,988,449
	Food products — 1.0%
330,000	General Mills, Inc.	16,724,400
	Household products — 2.5%
441,550	Colgate-Palmolive Co.	25,212,505
273,900	Kimberly-Clark Corp.	15,831,420
		41,043,925
		145,427,459
	Energy — 9.5%
	Energy equipment & services — 2.1%
338,300	BJ Services Co.	11,705,180
174,300	Schlumberger Ltd.	22,061,151
		33,766,331
	Oil, gas & consumable fuels — 7.4%
314,000	Chevron Corp.	18,202,580
217,150	ConocoPhillips	13,713,023

Shares		Value ($)
	Oil, gas & consumable fuels — (continued)
163,200	Devon Energy Corp.	9,982,944
630,140	Exxon Mobil Corp.	38,350,320
85,000	Kerr-McGee Corp.	8,115,800
120,600	Occidental Petroleum Corp.	11,173,590
119,600	Petroleo Brasileiro SA, ADR	10,365,732
155,400	Valero Energy Corp.	9,289,812
		119,193,801
		152,960,132
	Financials — 20.9%
	Capital markets — 3.1%
175,700	A.G. Edwards, Inc.	8,760,402
453,300	Bank of New York Co., Inc.	16,336,932
51,400	Legg Mason, Inc.	6,441,962
125,600	Lehman Brothers Holdings, Inc.	18,152,968
		49,692,264
	Commercial banks — 3.8%
175,323	Commerce Bancorp, Inc.	6,425,588
224,650	Cullen/Frost Bankers, Inc.	12,074,937
217,045	PNC Financial Services Group, Inc.	14,609,299
490,625	Wachovia Corp.	27,499,531
15,138	Zions Bancorporation	1,252,367
		61,861,722
	Consumer finance — 0.6%
297,430	AmeriCredit Corp.(a)	9,140,024
	Diversified financial services — 6.4%
328,895	CIT Group, Inc.	17,602,460
1,139,550	Citigroup, Inc.	53,820,947
773,000	JPMorgan Chase & Co.	32,187,720
		103,611,127
	Insurance — 5.1%
145,890	Ace Ltd.	7,587,739
661,200	Conseco, Inc.(a)	16,410,984
323,380	Hartford Financial Services Group, Inc.	26,048,259
662,535	UnumProvident Corp.	13,568,717
225,000	Willis Group Holdings Ltd.	7,708,500
180,853	XL Capital Ltd., Class A	11,594,486
		82,918,685
	Thrifts & mortgage finance — 1.9%
342,450	Fannie Mae	17,601,930
281,800	PMI Group, Inc.	12,940,256
		30,542,186
		337,766,008
	Health care — 13.2%
	Biotechnology — 2.0%
262,823	Amgen, Inc.(a)	19,120,373
8,085	Amylin Pharmaceuticals, Inc.(a)	395,761
386,050	Millennium Pharmaceuticals, Inc.(a)	3,902,966
139,000	PDL BioPharma, Inc.(a)	4,559,200
106,850	Vertex Pharmaceuticals, Inc.(a)	3,909,641
		31,887,941

See Accompanying Notes to Financial Statements.

Columbia Funds Master Investment Trust

Columbia Large Cap Core Master Portfolio

Investment portfolio (continued)  March 31, 2006

Shares		Value ($)
	Health care equipment & supplies — 0.6%
140,177	Bausch & Lomb, Inc.	8,929,275
	Health care providers & services — 3.0%
237,600	Aetna, Inc.	11,675,664
126,655	CIGNA Corp.	16,543,676
367,230	HCA, Inc.	16,815,462
98,500	Lincare Holdings, Inc.(a)	3,837,560
		48,872,362
	Pharmaceuticals — 7.6%
369,700	Abbott Laboratories	15,701,159
256,400	AstraZeneca PLC, ADR	12,878,972
163,100	GlaxoSmithKline PLC, ADR	8,531,761
605,375	Johnson & Johnson	35,850,308
272,827	Merck & Co., Inc.	9,611,695
191,800	Novartis AG, ADR	10,633,392
1,181,770	Pfizer, Inc.	29,449,708
		122,656,995
		212,346,573
	Industrials — 11.8%
	Aerospace & defense — 1.7%
178,000	General Dynamics Corp.	11,388,440
272,850	United Technologies Corp.	15,817,114
		27,205,554
	Air freight & logistics — 1.3%
265,575	United Parcel Service, Inc., Class B	21,081,344
	Commercial services & supplies — 1.2%
562,600	Waste Management, Inc.	19,859,780
	Electrical equipment — 0.7%
156,000	Rockwell Automation, Inc.	11,217,960
	Industrial conglomerates — 1.4%
238,623	General Electric Co.	8,299,308
148,290	Textron, Inc.	13,848,803
		22,148,111
	Machinery — 4.6%
131,200	Danaher Corp.	8,337,760
103,400	Deere & Co.	8,173,770
276,500	Eaton Corp.	20,176,205
219,335	Illinois Tool Works, Inc.	21,124,154
378,960	Ingersoll-Rand Co., Ltd., Class A	15,836,738
		73,648,627
	Road & rail — 0.9%
171,895	Burlington Northern Santa Fe Corp.	14,324,010
		189,485,386
	Information technology — 15.3%
	Communications equipment — 3.3%
605,305	Cisco Systems, Inc.(a)	13,116,959
1,050,000	Nokia Oyj, ADR	21,756,000
349,780	QUALCOMM, Inc.	17,702,366
		52,575,325

Shares		Value ($)
	Computers & peripherals — 5.3%
860,000	EMC Corp.(a)	11,721,800
634,400	Hewlett-Packard Co.	20,871,760
396,920	International Business Machines Corp.	32,733,993
191,940	Logitech International SA(a)	7,631,534
636,200	QLogic Corp.(a)	12,310,470
		85,269,557
	Semiconductors & semiconductor equipment — 4.1%
361,700	ASML Holding N.V., N.Y. Registered Shares(a)	7,367,829
100,965	Broadcom Corp., Class A(a)	4,357,649
741,250	Intel Corp.	14,343,187
275,920	Lam Research Corp.(a)	11,864,560
174,080	MEMC Electronic Materials, Inc.(a)	6,427,034
286,200	Novellus Systems, Inc.(a)	6,868,800
1,501,262	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	15,102,696
		66,331,755
	Software — 2.6%
188,980	Autodesk, Inc.(a)	7,279,509
592,870	Microsoft Corp.	16,131,993
348,000	SAP AG, ADR	18,903,360
		42,314,862
		246,491,499
	Materials — 3.3%
	Chemicals — 1.2%
126,000	Air Products & Chemicals, Inc.	8,465,940
212,730	Eastman Chemical Co.	10,887,522
17,139	Tronox, Inc. Class B(a)	291,198
		19,644,660
	Construction materials — 0.6%
111,036	Vulcan Materials Co.	9,621,269
	Containers & packaging — 0.5%
429,370	Crown Holdings, Inc.(a)	7,617,024
	Metals & mining — 1.0%
229,372	Companhia Vale do Rio Doce, ADR	11,131,423
77,700	Freeport-McMoRan Copper & Gold, Inc., Class B	4,644,129
		15,775,552
		52,658,505
	Telecommunication services — 3.3%
	Diversified telecommunication services — 3.3%
579,350	AT&T, Inc.	15,665,624
204,255	BellSouth Corp.	7,077,436
725,900	Citizens Communications Co.	9,632,693
592,300	Verizon Communications, Inc.	20,173,738
		52,549,491

See Accompanying Notes to Financial Statements.

Columbia Funds Master Investment Trust

Columbia Large Cap Core Master Portfolio

Investment portfolio (continued)  March 31, 2006

Shares		Value ($)
	Utilities — 2.9%
	Electric utilities — 1.5%
224,400	Exelon Corp.	11,870,760
298,000	FPL Group, Inc.	11,961,720
		23,832,480
	Independent power producers & energy traders — 0.7%
256,670	TXU Corp.	11,488,549
	Multi-utilities — 0.7%
310,675	PG&E Corp.	12,085,258
		47,406,287
	Total common stocks (Cost of $1,449,169,151)	1,608,047,177
Par ($)
	Short-term obligation — 0.1%
2,320,000	Repurchase agreement with State Street Bank & Trust Co., dated 03/31/06, due 04/03/06 at 4.670%, collateralized by a U.S. Government Agency maturing 12/20/06, market value of $2,368,954 (repurchase proceeds $2,230,903)	2,320,000
	Total short-term obligation (Cost of $2,320,000)	2,320,000

Total investments (Cost of $1,451,489,151)(b)	99.9%	1,610,367,177
Other assets & liabilities, net	0.1%	1,481,821
Net assets	100.0%	1,611,848,998

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $1,457,215,025.

At March 31, 2006 the Master Portfolio held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Financials	20.9%
Information technology	15.3
Health care	13.2
Industrials	11.8
Consumer discretionary	10.6
Energy	9.5
Consumer staples	9.0
Materials	3.3
Telecommunication services	3.3
Utilities	2.9
Short-term obligation	0.1
Other assets & liabilities, net	0.1
100.0%

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

Columbia Funds Master Investment Trust

Columbia Marsico Focused Equities Master Portfolio

Investment portfolio  March 31, 2006

Shares		Value ($)
	Common stocks — 92.6%
	Consumer discretionary — 23.6%
	Automobiles — 2.8%
1,057,698	Toyota Motor Corp., ADR	115,183,312
	Hotels, restaurants & leisure — 10.6%
740,564	Four Seasons Hotels, Inc.	37,546,595
1,547,701	Las Vegas Sands Corp.(a)	87,692,739
2,907,221	MGM Mirage(a)	125,272,153
1,926,068	Starbucks Corp.(a)	72,497,199
1,497,003	Wynn Resorts Ltd.(a)	115,044,681
		438,053,367
	Household durables — 2.2%
1,508,073	Lennar Corp., Class A	91,057,448
	Specialty retail — 8.0%
3,315,234	Home Depot, Inc.	140,234,398
2,988,834	Lowe's Companies, Inc.	192,600,463
		332,834,861
		977,128,988
	Consumer staples — 4.0%
	Household products — 4.0%
2,876,387	Procter & Gamble Co.	165,737,419
	Energy — 4.4%
	Energy equipment & services — 4.4%
1,425,513	Halliburton Co.	104,090,959
634,072	Schlumberger Ltd.	80,254,493
		184,345,452
	Financials — 20.8%
	Capital markets — 12.9%
1,391,033	Goldman Sachs Group, Inc.	218,336,540
821,502	Lehman Brothers Holdings, Inc.	118,731,684
1,810,899	UBS AG, Registered Shares	199,144,563
		536,212,787
	Consumer finance — 3.4%
2,717,212	SLM Corp.	141,131,991
	Diversified financial services — 3.0%
278,175	Chicago Mercantile Exchange Holdings, Inc.	124,483,313
	Insurance — 1.5%
1,861,182	Genworth Financial, Inc., Class A	62,219,314
		864,047,405
	Health care — 17.4%
	Biotechnology — 5.5%
2,680,780	Genentech, Inc.(a)	226,552,718

Shares		Value ($)
	Health care equipment & supplies — 4.6%
1,728,990	Medtronic, Inc.	87,746,243
1,545,184	Zimmer Holdings, Inc.(a)	104,454,438
		192,200,681
	Health care providers & services — 7.3%
5,403,717	UnitedHealth Group, Inc.	301,851,631
		720,605,030
	Industrials — 13.7%
	Air freight & logistics — 4.5%
1,641,521	FedEx Corp.	185,393,382
	Machinery — 3.6%
2,083,533	Caterpillar, Inc.	149,618,504
	Road & rail — 5.6%
1,687,598	Burlington Northern Santa Fe Corp.	140,627,541
984,250	Union Pacific Corp.	91,879,738
		232,507,279
		567,519,165
	Information technology — 8.7%
	Communications equipment — 8.7%
1,977,978	Cisco Systems, Inc.(a)	42,862,783
6,553,731	Motorola, Inc.	150,145,977
2,763,695	QUALCOMM, Inc.	139,870,604
764,934	Telefonaktiebolaget LM Ericsson, ADR	28,853,311
		361,732,675
	Total common stocks (Cost of $2,793,041,109)	3,841,116,134
	Investment company — 4.5%
186,008,319	SSgA Prime Money Market Fund	186,008,319
	Total investment company (Cost of $186,008,319)	186,008,319
	Par ($)
	Short-term obligation — 2.0%
	U.S. Government & agency obligations — 2.0%
86,170,000	Federal Home Loan Bank 4.540% 04/03/06(b)	86,148,266
	Total short-term obligation (Cost of $86,148,266)	86,148,266

Total investments (Cost of $3,065,197,694)(c)	99.1%	4,113,272,719
Other assets & liabilities, net	0.9%	35,552,070
Net assets	100.0%	4,148,824,789

See Accompanying Notes to Financial Statements.

Columbia Funds Master Investment Trust

Columbia Marsico Focused Equities Master Portfolio

Investment portfolio (continued)  March 31, 2006

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  The rate shown represents the annualized yield at the date of purchase.

(c)  Cost for federal income tax purposes is $3,076,325,519.

At March 31, 2006, the Master Portfolio held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Consumer discretionary	23.6%
Financials	20.8
Health care	17.4
Industrials	13.7
Information technology	8.7
Energy	4.4
Consumer staples	4.0
Investment company	4.5
Short-term obligation	2.0
Other assets & liabilities, net	0.9
100.0%

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

Columbia Funds Master Investment Trust

Columbia Small Cap Growth Master Portfolio II

Investment portfolio  March 31, 2006

Shares		Value ($)
	Common stocks — 97.8%
	Consumer discretionary — 15.0%
	Diversified consumer services — 2.7%
147,590	Jackson Hewitt Tax Service, Inc.	4,660,892
125,470	Steiner Leisure Ltd.(a)	5,081,535
33,930	Strayer Education, Inc.	3,469,682
		13,212,109
	Hotels, restaurants & leisure — 3.7%
141,450	California Pizza Kitchen, Inc.(a)	4,590,053
74,905	Gaylord Entertainment Co.(a)	3,399,189
203,455	Isle of Capris Casinos, Inc.(a)	6,770,982
103,340	Ruth's Chris Steak House(a)	2,460,525
33,040	Shuffle Master, Inc.(a)	1,180,850
		18,401,599
	Household durables — 0.7%
101,020	Desarrolladora Homex SA de CV, ADR(a)	3,569,036
	Internet & catalog retail — 1.8%
194,355	Coldwater Creek, Inc.(a)	5,403,069
47,190	Nutri/System, Inc.(a)	2,242,469
69,190	PetMed Express, Inc.(a)	1,229,506
		8,875,044
	Media — 2.1%
162,387	Catalina Marketing Corp.	3,751,140
53,660	Focus Media Holding Ltd., ADR(a)	3,113,353
432,950	Gray Television, Inc.	3,636,780
		10,501,273
	Specialty retail — 2.0%
121,960	DSW, Inc., Class A(a)	3,819,787
124,590	GameStop Corp., Class A(a)	5,873,173
		9,692,960
	Textiles, apparel & luxury goods — 2.0%
60,920	Carter's, Inc.(a)	4,111,491
115,818	Jos. A. Bank Clothiers, Inc.(a)	5,553,473
		9,664,964
		73,916,985
	Energy — 8.2%
	Energy equipment & services — 2.7%
65,900	Hydril(a)	5,136,905
98,210	Oil States International, Inc.(a)	3,619,039
91,373	Tetra Technologies, Inc.(a)	4,298,186
		13,054,130
	Oil, gas & consumable fuels — 5.5%
38,670	Cheniere Energy, Inc.(a)	1,568,842
85,730	Denbury Resources, Inc.(a)	2,715,069
57,720	Foundation Coal Holdings, Inc.	2,374,601
132,290	Frontier Oil Corp.	7,851,411
62,400	St. Mary Land & Exploration Co.	2,547,792
304,545	Superior Energy Services, Inc.(a)	8,158,761
48,810	World Fuel Services Corp.	1,973,876
		27,190,352
		40,244,482

Shares		Value ($)
	Financials — 7.1%
	Capital markets — 2.7%
81,804	Affiliated Managers Group(a)	8,721,124
52,479	Calamos Asset Management, Inc., Class A	1,962,715
91,280	optionsXpress Holdings, Inc.	2,654,422
		13,338,261
	Commercial banks — 1.0%
138,218	Boston Private Financial Holdings, Inc.	4,670,386
2,970	Westamerica Bancorporation	154,203
		4,824,589
	Consumer finance — 1.7%
33,210	Advanta Corp., Class B	1,224,453
69,930	Cash America International, Inc.	2,099,299
103,950	First Cash Financial Services, Inc.(a)	2,077,960
97,730	World Acceptance Corp.(a)	2,677,802
		8,079,514
	Diversified financial services — 0.3%
38,740	International Securities Exchange, Inc., Class A	1,613,521
	Real estate — 1.4%
30,060	Alexandria Real Estate Equities, Inc., REIT	2,865,620
54,630	Jones Lang LaSalle, Inc.	4,181,380
		7,047,000
		34,902,885
	Health care — 20.6%
	Biotechnology — 5.7%
69,560	Alkermes, Inc.(a)	1,533,798
70,513	Amylin Pharmaceuticals, Inc.(a)	3,451,611
79,670	Anadys Pharmaceuticals, Inc.(a)	1,283,484
128,550	Arena Pharmaceuticals, Inc.(a)	2,328,040
96,130	Cubist Pharmaceuticals, Inc.(a)	2,208,106
72,860	Digene Corp.(a)	2,848,826
132,330	Exelixis, Inc.(a)	1,589,283
111,296	Illumina, Inc.(a)	2,643,280
32,760	Myogen, Inc.(a)	1,186,895
131,192	Nektar Therapeutics(a)	2,673,693
63,060	PDL BioPharma, Inc.(a)	2,068,368
139,734	Senomyx, Inc.(a)	2,300,022
54,620	Vertex Pharmaceuticals, Inc.(a)	1,998,546
		28,113,952
	Health care equipment & supplies — 6.9%
266,460	American Medical Systems Holdings, Inc.(a)	5,995,350
61,954	Aspect Medical Systems, Inc.(a)	1,700,018
42,780	Dionex Corp.(a)	2,630,114
66,766	Haemonetics Corp.(a)	3,389,710
30,540	Hologic, Inc.(a)	1,690,389
161,488	Immucor, Inc.(a)	4,633,090
18,450	Intuitive Surgical, Inc.(a)	2,177,100
80,985	Kyphon, Inc.(a)	3,012,642

See Accompanying Notes to Financial Statements.

Columbia Funds Master Investment Trust

Columbia Small Cap Growth Master Portfolio II

Investment portfolio (continued)  March 31, 2006

Shares		Value ($)
	Health care equipment & supplies — (continued)
181,158	Meridian Bioscience, Inc.	4,887,643
31,870	Neurometrix, Inc.(a)	1,241,018
58,623	SonoSite, Inc.(a)	2,382,439
		33,739,513
	Health care providers & services — 5.6%
126,760	Allion Healthcare, Inc.(a)	1,718,866
127,190	Allscripts Healthcare Solutions, Inc.(a)	2,328,849
104,589	Centene Corp.(a)	3,050,861
88,260	HealthExtras, Inc.(a)	3,115,578
53,340	Pediatrix Medical Group, Inc.(a)	5,474,818
76,480	PRA International(a)	1,895,939
118,440	Psychiatric Solutions, Inc.(a)	3,923,917
157,986	VCA Antech, Inc.(a)	4,499,441
39,763	WellCare Health Plans, Inc.(a)	1,806,831
		27,815,100
	Pharmaceuticals — 2.4%
62,456	Hi-Tech Pharmacal Co., Inc.(a)	1,761,259
83,150	New River Pharmaceuticals, Inc.(a)	2,761,411
97,615	Par Pharmaceutical Companies, Inc.(a)	2,750,791
94,650	Penwest Pharmaceuticals Co.(a)	2,052,959
154,900	Salix Pharmaceuticals Ltd.(a)	2,557,399
		11,883,819
		101,552,384
	Industrials — 13.0%
	Air freight & logistics — 2.5%
22,139	EGL, Inc.(a)	996,255
170,738	HUB Group, Inc., Class A(a)	7,782,238
109,826	UTI Worldwide, Inc.	3,470,502
		12,248,995
	Commercial services & supplies — 2.0%
90,458	Kenexa Corp.(a)	2,781,583
120,760	Resources Connection, Inc.(a)	3,008,132
108,465	Waste Connections, Inc.(a)	4,317,992
		10,107,707
	Construction & engineering — 0.3%
89,130	Quanta Services, Inc.(a)	1,427,862
	Electrical equipment — 2.3%
24,422	Energy Conversion Devices, Inc.(a)	1,201,074
68,080	Evergreen Solar, Inc.(a)	1,048,432
299,560	General Cable Corp.(a)	9,085,655
		11,335,161
	Machinery — 4.4%
59,160	Actuant Corp., Class A	3,621,775
120,020	JLG Industries, Inc.	3,695,416
40,840	Manitowoc Co., Inc.	3,722,566
322,830	Wabtec Corp.	10,524,258
		21,564,015

Shares		Value ($)
	Trading companies & distributors — 1.5%
163,190	UAP Holding Corp.	3,508,585
55,950	WESCO International, Inc.(a)	3,805,159
		7,313,744
		63,997,484
	Information technology — 29.0%
	Communications equipment — 4.4%
82,230	ADTRAN, Inc.	2,152,781
247,335	AudioCodes Ltd.(a)	3,418,170
109,476	Avocent Corp.(a)	3,474,768
127,400	CommScope, Inc.(a)	3,637,270
38,953	F5 Networks, Inc.(a)	2,823,703
53,785	NICE Systems Ltd., ADR(a)	2,740,884
38,590	Plantronics, Inc.	1,367,244
162,750	Powerwave Technologies, Inc.(a)	2,195,497
		21,810,317
	Computers & peripherals — 0.4%
64,910	Stratasys, Inc.(a)	1,913,547
	Electronic equipment & instruments — 6.9%
80,840	Anixter International, Inc.	3,862,535
105,787	Daktronics, Inc.	3,861,225
75,855	Global Imaging Systems, Inc.(a)	2,880,973
162,460	Itron, Inc.(a)	9,723,231
195,754	Plexus Corp.(a)	7,354,478
48,440	Trimble Navigation Ltd.(a)	2,182,222
291,440	TTM Technologies, Inc.(a)	4,222,966
		34,087,630
	Internet software & services — 1.3%
87,271	aQuantive, Inc.(a)	2,054,359
288,070	Digitas, Inc.(a)	4,148,208
		6,202,567
	IT services — 1.6%
56,375	Euronet Worldwide, Inc.(a)	2,132,666
79,910	Keane, Inc.(a)	1,258,583
285,370	MPS Group, Inc.(a)	4,366,161
		7,757,410
	Semiconductors & semiconductor equipment — 8.4%
173,052	Atheros Communications, Inc.(a)	4,532,232
137,255	Cymer, Inc.(a)	6,236,867
171,952	Microsemi Corp.(a)	5,005,523
777,700	Mindspeed Technologies, Inc.(a)	3,095,246
151,578	Silicon Laboratories, Inc.(a)	8,329,211
188,470	Sirf Technology Holdings, Inc.(a)	6,673,722
84,560	Tessera Technologies, Inc.(a)	2,712,685
98,450	Ultratech, Inc.(a)	2,410,056
214,344	Virage Logic Corp.(a)	2,312,772
		41,308,314
	Software — 6.0%
68,347	ANSYS, Inc.(a)	3,700,990
158,760	Epicor Software Corp.(a)	2,132,147
111,750	KongZhong Corp.(a)	1,476,218

See Accompanying Notes to Financial Statements.

Columbia Funds Master Investment Trust

Columbia Small Cap Growth Master Portfolio II

Investment portfolio (continued)  March 31, 2006

Shares		Value ($)
	Software — (continued)
29,478	Kronos, Inc.(a)	1,102,183
101,326	Macrovision Corp.(a)	2,244,371
77,400	Micros Systems, Inc.(a)	3,565,818
111,085	Open Solutions, Inc.(a)	3,033,731
101,616	Parametric Technology Corp.(a)	1,659,389
138,080	Progress Software Corp.(a)	4,016,747
73,480	Quality Systems, Inc.	2,432,188
266,708	Secure Computing Corp.(a)	3,077,810
34,940	Transaction Systems Architects, Inc.(a)	1,090,477
		29,532,069
		142,611,854
	Materials — 3.4%
	Chemicals — 1.3%
90,925	Airgas, Inc.	3,554,258
105,294	Symyx Technologies, Inc.(a)	2,920,856
		6,475,114
	Construction materials — 1.2%
90,120	Eagle Materials, Inc.	5,746,051
	Metals & mining — 0.9%
48,120	Reliance Steel & Aluminum Co.	4,519,430
		16,740,595
	Telecommunication services — 1.5%
	Wireless telecommunication services — 1.5%
458,760	Dobson Communications Corp., Class A(a)	3,679,255
146,153	SBA Communications Corp., Class A(a)	3,421,442
		7,100,697
	Total common stocks (Cost of $360,983,388)	481,067,366
Par ($)
	Short-term obligation — 1.2%
5,968,000	Repurchase agreement with State Street Bank & Trust Co., dated 03/31/06, due 04/03/06 at 4.370%, collateralized by a U.S. Treasury Note maturing 09/15/10, market value of $6,088,584 (repurchase proceeds $5,970,173)	5,968,000
	Total short-term obligation (Cost of $5,968,000)	5,968,000

Total investments (Cost of $366,951,388)(b)	99.0%	487,035,366
Other assets & liabilities, net	1.0%	4,930,654
Net assets	100.0%	491,966,020

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $368,160,752.

At March 31, 2006, the Master Portfolio held investments in the following sectors:

Sector (Unaudited) Net Assets	% of
Information technology	29.0%
Health care	20.6
Consumer discretionary	15.0
Industrials	13.0
Energy	8.2
Financials	7.1
Materials	3.4
Telecommunication services	1.5
Short-term obligation	1.2
Other assets & liabilities, net	1.0
100.0%

Acronym	Name
ADR	American Depositary Receipt

REIT	Real Estate Investment Trust

See Accompanying Notes to Financial Statements.

Columbia Funds Master Investment Trust

Statements of assets and liabilities  March 31, 2006

	Growth Master Portfolio($)	Large Cap Core Master Portfolio($)	Focused Equities Master Portfolio($)	Small Cap Growth Master Portfolio II($)
Assets:
Investments, at identified cost	3,580,146,153	1,451,489,151	3,065,197,694	366,951,388
Investments, at value	4,387,836,075	1,610,367,177	4,113,272,719	487,035,366
Cash	204,930	1,691	197,359	422
Receivable for:
Investments sold	17,111,648	—	42,503,427	14,458,084
Interest	933,371	301	504,443	724
Dividends	1,252,390	2,755,567	1,275,999	53,912
Foreign tax reclaim	—	38,486	—	—
Total assets	4,407,338,414	1,613,163,222	4,157,753,947	501,548,508
Liabilities:
Payable for:
Investments purchased	41,976,526	410,693	6,347,305	9,219,910
Investment advisory fee	2,237,035	744,357	2,153,582	283,317
Administration fee	342,060	56,626	327,728	9,617
Pricing and bookkeeping fees	13,172	13,303	13,120	11,126
Trustees' fees	44,403	45,316	44,710	29,415
Custody fee	6,487	12,781	10,733	7,071
Other liabilities	31,260	31,148	31,980	22,032
Total liabilities	44,650,943	1,314,224	8,929,158	9,582,488
Net assets	4,362,687,471	1,611,848,998	4,148,824,789	491,966,020

See Accompanying Notes to Financial Statements.

Columbia Funds Master Investment Trust

Statements of operations

For the year ended March 31, 2006

	Growth Master Portfolio($)	Large Cap Core Master Portfolio($)	Focused Equities Master Portfolio($)	Small Cap Growth Master Portfolio II($)
Net investment income
Income:
Dividends	25,096,506	29,577,672	26,799,706	1,526,274
Dividends from affiliates	2,392,606	121,087	1,845,388	64,451
Interest	8,215,446	92,978	4,964,502	239,862
Securities lending income	86,706	18,325	51,643	104,438
Foreign taxes withheld	(489,297)	(371,679)	(539,209)	(936)
Total income	35,301,967	29,438,383	33,122,030	1,934,089
Expenses:
Investment advisory fee	21,312,518	8,483,178	22,150,762	3,417,409
Administration fee	3,263,722	724,069	3,404,833	202,384
Pricing and bookkeeping fees	53,016	53,639	52,744	43,782
Trustees' fees	16,944	16,816	16,790	16,139
Custody fee	120,035	93,635	136,833	57,569
Other expenses	132,416	105,917	143,935	77,679
Total operating expenses	24,898,651	9,477,254	25,905,897	3,814,962
Interest expense	—	15,716	—	13,790
Total expenses	24,898,651	9,492,970	25,905,897	3,828,752
Custody earnings credit	(17,976)	(13,598)	(32,220)	(932)
Net expenses	24,880,675	9,479,372	25,873,677	3,827,820
Net investment income (loss)	10,421,292	19,959,011	7,248,353	(1,893,731)
Net realized and unrealized gain (loss) on investments, foreign currency and written options:
Net realized gain (loss) on:
Investments	63,186,430	89,435,464	211,767,317	127,041,319
Foreign currency transactions	404	—	(16)	—
Written options	—	527,863	—	—
Net realized gain	63,186,834	89,963,327	211,767,301	127,041,319
Net change in unrealized appreciation (depreciation) on investments	401,511,091	75,745,616	411,118,230	5,696,666
Net gain	464,697,925	165,708,943	622,885,531	132,737,985
Net increase resulting from operations	475,119,217	185,667,954	630,133,884	130,844,254

See Accompanying Notes to Financial Statements.

Columbia Funds Master Investment Trust

Statements of changes in net assets

	Growth Master Portfolio		Large Cap Core Master Portfolio
	Year ended March 31, 2006($)	Year ended March 31, 2005($)	Year ended March 31, 2006($)	Year ended March 31, 2005($)
Increase (decrease) in net assets
Operations:
Net investment income (loss)	10,421,292	4,156,696	19,959,011	22,567,000
Net realized gain (loss) on investments, foreign currency transactions and written options	63,186,834	(33,284,490)	89,963,327	399,753,371
Net change in unrealized appreciation (depreciation) on investments	401,511,091	153,557,235	75,745,616	(339,265,267)
Net increase (decrease) in net assets resulting from operations	475,119,217	124,429,441	185,667,954	83,055,104
Contributions	2,106,018,060	1,172,736,000	263,177,606	312,192,000
Withdrawals	(562,241,247)	(305,651,000)	(311,756,562)	(779,853,000)
	1,543,776,813	867,085,000	(48,578,956)	(467,661,000)
Net increase (decrease) in net assets	2,018,896,030	991,514,441	137,088,998	(384,605,896)
Net assets:
Beginning of period	2,343,791,441	1,352,277,000	1,474,760,000	1,859,365,896
End of period	4,362,687,471	2,343,791,441	1,611,848,998	1,474,760,000

See Accompanying Notes to Financial Statements.

Columbia Funds Master Investment Trust

Statements of changes in net assets (continued)  March 31, 2006

	Focused Equities Master Portfolio		Small Cap Growth Master Portfolio
	Year ended March 31, 2006($)	Year ended March 31, 2005($)	Year ended March 31, 2006($)	Year ended March 31, 2005($)
Increase (decrease) in net assets
Operations:
Net investment income (loss)	7,248,353	2,862,284	(1,893,731)	(3,513,606)
Net realized gain (loss) on investments, foreign currency transactions and written options	211,767,301	(1,296,000)	127,041,319	88,054,858
Net change in unrealized appreciation (depreciation) on investments	411,118,230	146,999,830	5,696,666	(87,351,870)
Net increase (decrease) in net assets resulting from operations	630,133,884	148,566,114	130,844,254	(2,810,618)
Contributions	635,285,485	719,801,000	27,811,210	62,652,000
Withdrawals	(46,636,202)	(640,299,000)	(196,039,444)	(300,890,382)
	588,649,283	79,502,000	(168,228,234)	(238,238,382)
Net increase (decrease) in net assets	1,218,783,167	228,068,114	(37,383,980)	(241,049,000)
Net assets:
Beginning of period	2,930,041,622	2,701,973,508	529,350,000	770,399,000
End of period	4,148,824,789	2,930,041,622	491,966,020	529,350,000

See Accompanying Notes to Financial Statements.

Columbia Funds Master Investment Trust

Financial highlights

	Total return	Ratio of operating expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate	Without waivers and/or expense reimbursements Ratio of operating expenses to average net assets
Growth Master Portfolio
Year ended 3/31/2006	15.11%	0.75	%(a)	0.31%		62%	0.75	%(a)
Year ended 3/31/2005	8.30	0.83	(a)(b)	0.25		62	0.83	(a)(b)
Year ended 3/31/2004	33.81	0.87	(a)(b)	0.07		94	0.87	(a)(b)
Year ended 3/31/2003	(18.90)	0.87	(a)(b)	(0.05)		107	0.87	(a)(b)
Year ended 3/31/2002	(0.53)	0.87	(a)(b)	(0.13)		114	0.87	(a)(b)
Large Cap Core Master Portfolio
Year ended 3/31/2006	12.68%	0.61	%(a)(b)	1.28%		106%	0.61	%(a)(b)
Year ended 3/31/2005	5.18	0.67		1.34		122	0.68	(a)(b)
Year ended 3/31/2004	32.80	0.71	(a)(b)(c)	0.74		47	0.71	(a)(b)
Period ended 3/31/2003(d)	(22.08)	0.71(a)(b)(e)(f)		0.96	(e)(f)	77	0.71(a)(b)(e)(f)
Focused Equities Master Portfolio
Year ended 3/31/2006	19.81%	0.75	%(a)	0.21%		71%	0.75	%(a)
Year ended 3/31/2005	5.76	0.83	(a)(b)	0.11		89	0.83	(a)(b)
Year ended 3/31/2004	32.78	0.86	(a)(b)	(0.01)		96	0.86	(a)(b)
Year ended 3/31/2003	(19.02)	0.86	(a)(b)	(0.08)		115	0.86	(a)(b)
Year ended 3/31/2002	3.50	0.86	(a)(b)	(0.08)		129	0.86	(a)(b)
Small Cap Growth Master Portfolio II
Year ended 3/31/2006	31.47%	0.78	%(a)(b)	(0.39)%		117%	0.78	%(a)(b)
Year ended 3/31/2005	0.50	0.90	(a)(b)	0.56		59	0.90	(a)(b)
Period ended 3/31/2004(g)	51.50	0.98	(b)(f)	(0.66	)(f)	26	0.98	(b)(f)

(a)  The effect of the custodial expense offset (see Note 3) on the operating expense ratio, with and without waivers and/or expenses, was less than 0.01%.

(b)  The effect of interest expense on the operating expense ratio was less than 0.01%.

(c)  The reimbursement from Investment Advisor is included in the ratio of operating expenses to average net assets (with waivers). The effect of this reimbursement to the operating expense ratio (with waivers) was less than 0.01% for the year ended March 31, 2004.

(d)  Large Cap Core Master Portfolio commenced operations on May 13, 2002.

(e)  Allocated from Blue Chip Master Portfolio and Focused Equities Master Portfolio, respectively.

(f)  Annualized.

(g)  Small Cap Growth Master Portfolio II commenced operations on November 1, 2003.

See Accompanying Notes to Financial Statements.

Columbia Funds Master Investment Trust

Notes to financial statements

Note 1.  Organization

Columbia Funds Master Investment Trust (the "Master Trust"), is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. Information presented in these financial statements pertains to the following portfolios of the Master Trust (each a "Master Portfolio" and collectively, the "Master Portfolios"):

Master Portfolio Name	Former Master Portfolio Name
Columbia Marsico Growth Master Portfolio	Nations Marsico Growth Master Portfolio

Columbia Large Cap Core Master Portfolio	Nations Strategic Growth Master Portfolio

Columbia Marsico Focused Equities Master Portfolio	Nations Marsico Focused Equities Master Portfolio

Columbia Small Cap Growth Master Portfolio II	Nations Small Company Master Portfolio

On September 23, 2005, Nations Master Investment Trust was renamed Columbia Funds Master Investment Trust. Also on that date, each of the Master Portfolios presented in these financial statements were renamed as disclosed above.

The following investors were invested in the Master Portfolios at March 31, 2006:

Columbia Marsico Growth Master Portfolio:
Columbia Marsico Growth Fund	97.9%
Nations Marsico Growth Fund (Offshore)	1.2%
Banc of America Capital Management Funds I, LLC – Growth Fund	0.9%
Columbia Large Cap Core Master Portfolio:
Columbia Large Cap Core Fund	99.0%
Nations Strategic Growth Fund (Offshore)	1.0%
Columbia Marsico Focused Equities Master Portfolio:
Columbia Marsico Focused Equities Fund	99.3%
Nations Marsico Focused Equities Fund (Offshore)	0.6%
Banc of America Capital Management Funds I, LLC – Focused Equities Fund	0.1%
Columbia Small Cap Growth Master Portfolio II:
Columbia Small Cap Growth Fund II	97.7%
Nations Small Company Fund (Offshore)	2.3%

On September 23, 2005, Nations Marsico Growth Fund, Nations Strategic Growth Fund, Nations Marsico Focused Equities Fund and Nations Small Company Fund were renamed Columbia Marsico Growth Fund, Columbia Large Cap Core Fund, Columbia Marsico Focused Equities Fund, Columbia Small Cap Growth Fund II, respectively.

Note 2.  Significant accounting policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Master Portfolios in the preparation of their financial statements.

Security valuation: Securities, including options and futures contracts, traded on a recognized exchange are generally valued at the last sale price on the exchange or market on which such securities are primarily traded. Securities traded on NASDAQ are generally valued at the NASDAQ official closing price. Securities traded only over-the-counter are generally valued at the mean of the latest bid and asked prices. Debt securities are generally valued by an independent pricing service which may employ various indications of value including but not limited to broker-dealer quotations. Short-term investments that mature in 60 days or less are valued at amortized cost, which approximates current market value. Investments in other investment companies are valued at net asset value.

Restricted securities, investments for which market quotations are not readily available, or quotations which management believes are not appropriate, are valued at fair value in accordance with procedures adopted by the Board of Trustees. If a security is valued at a "fair value", such value is likely to be different from the last quoted market price for the security.

Columbia Funds Master Investment Trust

Notes to financial statements (continued)

Security transactions: Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Options: Each Master Portfolio may write call and put options on futures they own or in which they may invest. Writing put options tends to increase the Master Portfolios' exposure to the underlying instrument. Writing call options tends to decrease the Master Portfolios' exposure to the underlying instrument. When the Master Portfolios write a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked-to-market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future transaction to determine the realized gain or loss. Each Master Portfolio as a writer of an option has no control over whether the underlying future may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future underlying the written option. There is the risk the Master Portfolio may not be able to enter into a closing transaction because of an illiquid market. The Master Portfolios' custodian will set aside cash or liquid portfolio securities equal to the amount of the written options contract commitment in a separate account.

Certain Master Portfolios may also write call options on a security the Master Portfolios own. Writing call options tends to decrease a Fund's exposure to the underlying security. When a Master Portfolio writes a call option, an amount equal to the premium received is recorded as a liability. Premiums received from writing call options which have expired are treated as realized gains.

Each Master Portfolio may also purchase put and call options. Purchasing call options tends to increase the Master Portfolios' exposure to the underlying instrument. Purchasing put options tends to decrease the Master Portfolios' exposure to the underlying instrument. Each Master Portfolio pays a premium, which is included in the Master Portfolios' Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future transaction to determine the realized gain or loss.

Repurchase agreements: Each Master Portfolio may engage in repurchase agreement transactions with institutions that the Master Portfolios' investment advisor has determined are creditworthy. Each Master Portfolio, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon each Master Portfolio's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Master Portfolios seek to assert their rights.

Foreign currency transactions:  The books and records of the Master Portfolios are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern (U.S.) time by a pricing service. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received. The effects of changes in foreign currency exchange rates on securities are not separately identified in the Statements of operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on securities.

Income recognition: Interest income, adjusted for accretion of discounts and amortization of premiums, is earned from settlement date and recorded on an accrual basis. Dividend income (including dividend income from affiliated funds) is recorded on ex-dividend date. Each investor in the Master Portfolio is treated as an owner of its proportionate share of the net assets, income, expenses, realized and unrealized gains and losses of the Master Portfolio. The Funds estimate components of distributions from real estate investment trusts (REITs). Distributions paid by real estate REITs in excess of their income are recorded as a reduction of the cost of the related investments. If the Master Portfolios no longer own the applicable securities, any distributions received in excess of income are recorded as realized gains.

Columbia Funds Master Investment Trust

Notes to financial statements (continued)

Expenses: General expenses of the Master Trust are allocated to the Master Portfolios based upon their relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a Master Portfolio are charged directly to the Master Portfolio.

Federal income tax status: The Master Portfolios are treated as partnerships for federal income tax purposes and therefore are not subject to federal income tax. Each investor in the Master Portfolios will be subject to taxation on its allocated share of the Master Portfolios' ordinary income and capital gains.

Indemnification: In the normal course of business, each Master Portfolio enters into contracts that contain a variety of representations and warranties and which provide general indemnities. A Master Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims against the Master Portfolio. Also, under the Master Trust's organizational documents, the Trustees and Officers of the Master Trust are indemnified against certain liabilities that may arise out of their duties to the Master Trust. However, based on experience, the Master Portfolios expect the risk of loss due to these warranties and indemnities to be minimal.

Note 3.  Federal tax information

Unrealized appreciation and depreciation at March 31, 2006, based on cost of investments for federal income tax purposes was:

Master Portfolio	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation
Columbia Marsico Growth Master Portfolio	$846,658,897	$(47,859,947)	$798,798,950
Columbia Large Cap Core Master Portfolio	189,038,396	(35,886,244)	153,152,152
Columbia Marsico Focused Equities Master Portfolio	1,073,828,070	(36,880,870)	1,036,947,200
Columbia Small Cap Growth Master Portfolio II	122,868,990	(3,994,376)	118,874,614

Note 4.  Fees and compensation paid to affiliates

Investment advisory fee: Columbia Management Advisors, LLC ("Columbia"), an indirect, wholly-owned subsidiary of Bank of America ("BOA"), is the investment advisor to the Master Portfolios. Prior to September 30, 2005, Banc of America Capital Management, LLC ("BACAP"), a wholly-owned subsidiary of Bank of America N.A., which in turn is a wholly-owned subsidiary of BOA, was the investment advisor to the Master Portfolios, under the same fee structure. On September 30, 2005, Columbia Management Advisors, Inc. combined with BACAP. At that time, the combined investment advisor was then renamed Columbia Management Advisors, LLC.

Columbia receives an investment advisory fee, calculated daily and payable monthly, based on the average daily net assets of each Master Portfolio at the following annual rates:

	Fees on Average Net Assets
Master Portfolio	First $500 Million	$500 Million to $1 Billion	$1 Billion to $1.5 Billion	$1.5 Billion to $3 Billion	$3 Billion to $6 Billion	Over $6 Billion
Columbia Marsico Growth Master Portfolio	0.75%	0.70%	0.65%	0.60%	0.58%	0.56%
Columbia Large Cap Core Master Portfolio	0.60%	0.55%	0.50%	0.45%	0.43%	0.41%
Columbia Marsico Focused Equities Master Portfolio	0.75%	0.70%	0.65%	0.60%	0.58%	0.56%
Columbia Small Cap Growth Master Portfolio II	0.70%	0.65%	0.60%	0.60%	0.60%	0.60%

For the year ended March 31, 2006, the effective investment advisory fee rates for the Master Portfolios, as a percentage of the Master Portfolios' average daily net assets, were as follows:

Master Portfolio	Effective Rate
Columbia Marsico Growth Master Portfolio	0.64%
Columbia Large Cap Core Master Portfolio	0.55%
Columbia Marsico Focused Equities Master Portfolio	0.64%
Columbia Small Cap Growth Master Portfolio II	0.70%

Columbia Funds Master Investment Trust

Notes to financial statements (continued)

Sub-advisory fee: Marsico Capital Management, LLC ("Marsico"), a wholly-owned subsidiary of BOA, has been retained by Columbia as sub-advisor to Columbia Marsico Growth Master Portfolio and Columbia Marsico Focused Equities Master Portfolio. As the sub-advisor, Marsico is responsible for daily investment operations, including placing all orders for the purchase and sale of the portfolio securities for the Master Portfolios. Columbia, from the investment advisory fee it receives, pays Marsico a monthly sub-advisory fee at the annual rate of 0.45% of each respective Master Portfolio's average daily net assets.

Administration fee: Columbia provides administrative and other services to the Master Portfolios. Prior to August 22, 2005, BACAP Distributors, LLC, a wholly-owned subsidiary of BOA, served as the administrator to the Master Portfolios under the same fee structure and Bank of New York ("BNY") served as the sub-administrator to the Master Portfolios. On August 22, 2005, BACAP Distributors merged into Columbia Funds Distributor, Inc., a subsidiary of Columbia and an indirect, wholly-owned subsidiary of BOA. Columbia Funds Distributor, Inc, was then renamed Columbia Management Distributors, Inc.

Under the administration agreement, Columbia is entitled to receive an administration fee, computed daily and paid monthly based on the Master Portfolios' average daily net assets at the annual rates listed below less the fees payable by the Master Portfolios under the pricing and bookkeeping agreement (described below):

Master Portfolio	Annual Rate
Columbia Marsico Growth Master Portfolio	0.10%
Columbia Large Cap Core Master Portfolio	0.05%
Columbia Marsico Focused Equities Master Portfolio	0.10%
Columbia Small Cap Growth Master Portfolio II	0.05%

Pricing and bookkeeping fees: Columbia is responsible for providing pricing and bookkeeping services to the Master Portfolios under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street"). As a result, the total fees payable under the pricing and bookkeeping agreement are paid to State Street.

Under its pricing and bookkeeping agreement with the Master Portfolios, Columbia receives from each Master Portfolio an annual fee of $38,000 paid monthly. In addition, each of the Master Portfolios pays a monthly fee based on the level of average daily net assets for the month; provided that during any 12-month period, the aggregate fee, exclusive of out-of-pocket expenses and charges, shall not exceed $140,000. The Master Portfolios also reimburse Columbia and State Street for out-of-pocket expenses and charges, including fees payable to third parties for pricing each Master Portfolio's portfolio securities and direct internal costs incurred by Columbia in connection with providing fund accounting oversight and monitoring and certain other services. Prior to December 1, 2005, the fees for pricing and bookkeeping services were included in the administration agreement.

Fees paid to officers and trustees: All officers of the Master Portfolios, with the exception of the Master Portfolios' Chief Compliance Officer, are employees of Columbia or its affiliates and receive no compensation from the Master Portfolios. The Board of Trustees has appointed a Chief Compliance Officer to the Master Portfolios in accordance with federal securities regulations.

The Master Trust's eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. All benefits provided under this plan are unfunded and any payments to plan participants are paid solely out of the Master Portfolios' assets. Income earned on the plan participant's deferral account is based on the rate of return of the eligible mutual funds selected by the participants or, if no funds are selected, on the rate of return of Columbia Treasury Reserves (formerly Nations Treasury Reserves), a portfolio of Columbia Funds Trust, another registered investment company advised by Columbia. The expense for the deferred compensation plan is included in "Trustees' fees" on the Statements of operations. The liability for the deferred compensation plan is included in "Trustees' fees" on the Statements of assets and liabilities.

Custody credits: Each Master Portfolio has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statements of operations. The

Columbia Funds Master Investment Trust

Notes to financial statements (continued)

Master Portfolios could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if they had not entered into such an agreement.

Other: Prior to the appointment of State Street as sub-administrator to the Master Portfolios, the Master Portfolios made daily investments of cash balances in Columbia Cash Reserves (formerly Nations Cash Reserves), another portfolio of the Columbia Funds Series Trust, pursuant to an exemptive order received from the Securities and Exchange Commission. The income earned by each Master Portfolio from such investments is included as "Dividends from affiliates" in the Statements of operations. Columbia earned advisory and administration fees on the investments made in Columbia Cash Reserves in addition to the advisory and administration fees earned by Columbia from the Master Portfolios For the year ended March 31, 2006, Columbia earned the following fees related to investments in affiliated funds:

Master Portfolio	Advisory Fees (earned by Columbia)	Administration Fees (earned by Columbia)
Columbia Marsico Growth Master Portfolio	$79,442	$39,721
Columbia Large Cap Core Master Portfolio	1,293	646
Columbia Marsico Focused Equities Master Portfolio	59,592	29,796
Columbia Small Cap Growth Master Portfolio II	1,821	911

Note 5.  Portfolio Information

For the year ended March 31, 2006, the aggregate cost of purchases and proceeds from sales of securities, excluding short-term obligations, were as follows:

	U.S Government Securities		Other Investment Securities
Master Portfolio	Purchases	Sales	Purchases	Sales
Columbia Marsico Growth Master Portfolio	$—	$—	$3,422,184,881	$1,939,995,139
Columbia Large Cap Core Master Portfolio	3,586,500	113,218	1,650,997,700	1,673,071,121
Columbia Marsico Focused Equities Master Portfolio	—	—	2,707,947,630	2,352,199,823
Columbia Small Cap Growth Master Portfolio II	—	—	558,253,911	713,755,969

For the year ended March 31, 2006, Columbia Large Cap Core Master Portfolio had transactions in written options as follows:

	Number of Contracts	Premium Received
Options Outstanding at March 31, 2005	—	$—
Options Written - Call	1,526	380,706
Options Closed	(86)	(210,433)
Options Exercised	(1,440)	(170,273)
Options Outstanding at March 31, 2006	—	$—

Note 6.  Line of credit

The Master Trust and other affiliated funds participate in a $150,000,000 uncommitted, unsecured line of credit provided by State Street. The agreement is renewable on an annual basis. Borrowings are used for temporary or emergency purposes to facilitate portfolio liquidity. Interest is charged to each participating master portfolio based on its borrowings at a variable rate per annum equal to the Federal Funds Rate plus a spread, as determined and quoted by State Street at the time of the request for a loan. A one-time structuring fee of $30,000 is apportioned and accrued among each participating master portfolio based on the average net assets of the participating funds. The structuring fee is included in "Other expenses" on the Statements of operations. In addition, if the uncommitted line of credit is extended for an additional period, an annual administration fee of $15,000 will be charged and apportioned among each participating master portfolio.

Columbia Funds Master Investment Trust

Notes to financial statements (continued)

Prior to August 22, 2005, the Master Trust participated with other affiliated funds in a $1 billion uncommitted line of credit provided by BNY under a line of credit agreement (the "Agreement"). Advances under the Agreement were taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings was payable at a specified Federal Funds Rate plus 0.50% on an annualized basis. Each participating master portfolio maintained a ratio of net assets (not including amounts borrowed pursuant to the Agreement) to the aggregate amount of indebtedness pursuant to the Agreement of no less than 4 to 1.

For the year ended March 31, 2006, the Master Portfolios, with the exception of Columbia Large Cap Core Master Portfolio and Columbia Small Cap Growth Master Portfolio II, did not borrow under these arrangements.

During the year ended March 31, 2006, the average daily loan balance outstanding on days where borrowings existed and the weighted average interest rates for the Master Portfolios that participated in these arrangements were as follows:

	Average Borrowings*	Weighted Average Interest Rates
Columbia Large Cap Core Master Portfolio	$4,769,231	4.50%
Columbia Small Cap Growth Master Portfolio II	11,545,444	4.21%

*  The average amount outstanding was calculated based on daily balances in the period.

Note 7.  Securities lending

Prior to the appointment of State Street as custodian to the Master Portfolios, the Master Portfolios were allowed to lend their securities to certain approved brokers, dealers and other financial institutions. The income earned by each Master Portfolio from securities lending is included in its Statement of operations. The Board of Trustees has approved a securities lending program with State Street. As of March 31, 2006, the Master Portfolios did not have any securities on loan.

Note 8.  Disclosure of significant risks and contingencies

Foreign securities: Certain Master Portfolios invest in securities of foreign issuers. There are certain risks involved in investing in foreign securities that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign government laws and restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Master Portfolios to meet their obligations may be affected by economic and political developments in a specific country, industry or region.

Legal Proceedings: On February 9, 2005, Banc of America Capital Management, LLC ("BACAP" now known as Columbia Management Advisors LLC) and BACAP Distributors, LLC ("BACAP Distributors" now known as Columbia Management Distributors, Inc.) entered into an Assurance of Discontinuance with the New York Attorney General (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the U.S. Securities and Exchange Commission (the "SEC") (the "SEC Order"). A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC's website.

Under the terms of the SEC Order, BACAP, BACAP Distributors, and their affiliate, Banc of America Securities, LLC ("BAS") agreed, among other things, (1) to pay $250 million in disgorgement and $125 million in civil money penalties; (2) to cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; (3) to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices; and (4) to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement also requires, among other things, BACAP and BACAP Distributors, along with Columbia Management Advisors, Inc. and Columbia Funds Distributors, Inc., the investment advisor to and distributor of the Columbia Funds, respectively, to reduce Columbia Funds, Nations Funds and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in

Columbia Funds Master Investment Trust

Notes to financial statements (continued)

management fee reductions. Consistent with the terms of the settlements, the Nations Funds Boards have an independent Chairman, are comprised of at least 75% independent trustees and have engaged a senior officer with a wide range of compliance and oversight responsibilities.

Pursuant to the procedures set forth in the SEC Order, $375 million will be distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC. The independent distribution consultant has been in consultation with the staff of the SEC, and has submitted a proposed plan of distribution. The SEC has not yet approved a final plan of distribution.

As a result of these matters or any adverse publicity or other developments resulting from them, including lawsuits brought by shareholders of the affected Nations Funds, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the Nations Funds.

Civil Litigation: In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Bank of America Corporation and certain of its affiliates, including BACAP and BACAP Distributors (collectively "BAC"), Nations Funds Trust and its Board of Trustees. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Nations Funds Trust against BAC and others that asserts claims under federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action.

On February 25, 2005, BAC and other defendants filed motions to dismiss the claims in the pending cases.

On December 15, 2005, BAC and others entered into a Stipulation of Settlement of the direct and derivative claims brought on behalf of the Nations Funds shareholders. Among other contingencies, the settlement is contingent upon a minimum threshold amount being received by the Nations Fund shareholders and/or the Nations Funds mutual funds from the previously established regulatory settlement fund. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs' counsel as approved by the court. The stipulation has not yet been presented to the court for preliminary approval.

Separately, several related putative class actions have been filed against Nations Funds Trust, Columbia Funds Series Trust (as successor to Nations Funds Trust), the Bank of America Corporation and certain of its affiliates, and others in various federal courts relating to the conversion of common trust funds and the investment of assets held in fiduciary accounts at the Bank of America, N.A. in the Funds. These suits allege various claims including state law claims for breach of fiduciary duty, breach of contract, and unjust enrichment and violations of federal securities laws. One of the suits has been dismissed because the Court did not have subject matter jurisdiction and Nations Funds Trust expects to file a motion to dismiss the remaining suits as well.

Separately, a putative class action – Mehta v AIG Sun America Life Assurance Company – involving fair value pricing of mutual funds was filed in Illinois State Court, subsequently removed to federal court and then transferred to the United States District Court for the District of Maryland for coordinated or consolidated handling in the MDL. AIG SunAmerica Life Assurance Company has made demand upon Nations Separate Account Trust (as successor to Nations Annuity Trust) and BACAP (as successor to Banc of America Advisors, Inc.) for indemnification pursuant to the terms of a Fund Participation Agreement.

Columbia Funds Master Investment Trust

Report of Independent Registered Public Accounting Firm

To the Shareholders and Trustees of Columbia Funds Master Investment Trust (formerly Nations Master Investment Trust)

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Marsico Growth Master Portfolio (formerly Nations Marsico Growth Master Portfolio), Columbia Large Cap Core Master Portfolio (formerly Nations Strategic Growth Master Portfolio), Columbia Marsico Focused Equities Master Portfolio (formerly Nations Marsico Focused Equities Master Portfolio) and Columbia Small Cap Growth Master Portfolio II (formerly Nations Small Company Master Portfolio) (constituting part of Columbia Funds Master Investment Trust, hereafter referred to as the "Portfolios") at March 31, 2006, the results of each of their operations for the year then ended, and the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
May 26, 2006

Fund governance

Trustees

The Trustees/Directors serve terms of indefinite duration. The names, addresses and ages of the Trustees/Directors and officers of the Funds in the Columbia Funds Complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee/Director and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Name, address and age, Position with funds, Year first elected or appointed to office	Principal occupation(s) during past five years, Number of portfolios in Columbia Funds Complex overseen by trustee/director, Other directorships held
Disinterested Trustees

Edward J. Boudreau (Born 1944) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Managing Director, E.J. Boudreau & Associates (consulting), through present.

William P. Carmichael (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1999)	Trustee and Chairman of the Board; retired.

William A. Hawkins (Born 1942) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	President, Retail Banking- IndyMac Bancorp, Inc., from September 1999 to August 2003.

R. Glenn Hilliard (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), from April 2003 through current; Chairman and Chief Executive Officer, ING Americas, from 1999 to April 2003; and Non-Executive Chairman, Conseco, Inc. (insurance), from September 2004 through current.

Minor M. Shaw (Born 1947) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2003)	President, Micco Corporation and Mickel Investment Group.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-426-3750.

Fund governance (continued)

Officers

Name, address and age, Position with Columbia Funds, Year first elected or appointed to office	Principal occupation(s) during past five years
Christopher L. Wilson (Born 1957) One Financial Center Boston, MA 02111 President (since 2004)	Head of Mutual Funds since August, 2004 and Managing Director of the Advisor since September, 2005; President and Chief Executive Officer, CDC IXIS Asset Management Services, Inc. (investment management) from September, 1998 to August, 2004.

James R. Bordewick, Jr. (Born 1959) One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April, 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April, 2005.

J. Kevin Connaughton (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President, Chief Financial Officer and Treasurer (since 2000)	Managing Director of the Advisor since May, 2004.

Mary Joan Hoene (Born 1949) 100 Federal Street Boston, MA 02110 Senior Vice President and Chief Compliance Officer (since 2004)	Senior Vice President and Chief Compliance Officer of various funds in the Fund Complex; Partner, Carter, Ledyard & Milburn LLP (law firm) from January, 2001 to August, 2004.

Michael G. Clarke (Born 1969) One Financial Center Boston, MA 02111 Chief Accounting Officer and Assistant Treasurer (since 2004)	Director of Fund Administration since January, 2006; Managing Director of Columbia Management Advisors, LLC September, 2004 to December, 2005; Vice President Fund Administration June, 2002 to September, 2004. Vice President Product Strategy and Development from February, 2001 to June, 2002.

Jeffrey R. Coleman (Born 1969) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2004)	Director of Fund Administration since January, 2006; Fund Controller from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August, 2000 to September, 2004.

Joseph F. DiMaria (Born 1968) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2004)	Director of Fund Administration since January, 2006; Head of Tax/Compliance and Assistant Treasurer from November, 2004 to December, 2005; Director of Trustee Administration (Sarbanes-Oxley) from May, 2003 to October, 2004; Senior Audit Manager, PricewaterhouseCoopers (independent registered public accounting firm) from July, 2000 to April, 2003.

Ty S. Edwards (Born 1966) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2004)	Director of Fund Administration since January, 2006; Vice President of the Advisor from (Month/Year) to (Month), 2002; Assistant Vice president and Director, State Street Corporation (financial services) prior to 2002.

Barry S. Vallan (Born 1969) One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President-Fund Treasury of the Advisor since October, 2004; Vice President-Trustee Reporting from April, 2002 to October, 2004; Management Consultant, PricewaterhouseCoopers (independent registered public accounting firm) prior to October, 2002.

Board Consideration and Re-Approval of Investment Advisory and Sub-Advisory Agreements:

Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") contemplates that the Boards of Trustees of Columbia Funds Series Trust and Columbia Master Investment Trust (the "Boards"), including a majority of the Trustees who have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not "interested persons" of the Trusts, as defined in the 1940 Act (the "Independent Trustees"), will annually review and re-approve the existing investment advisory and sub-advisory agreements and approve any newly proposed terms therein. In this regard, the Boards reviewed and re-approved, during the most recent six months covered by this report (i) investment advisory agreements with Columbia Management Advisors, LLC ("CMA") for the Columbia Convertible Securities Fund, Columbia Asset Allocation Fund II, Columbia Large Cap Value Fund, Columbia Mid Cap Value Fund, Columbia Small Cap Value Master Portfolio, Columbia Marsico Growth Fund, Columbia Large Cap Core Master Portfolio, Columbia Marsico Focused Equities Master Portfolio, Columbia Marsico Mid Cap Growth Fund, Columbia Marsico 21st Century Master Portfolio, and Columbia Small Cap Growth Master Portfolio; (ii) an investment sub-advisory agreement with Marsico Capital Management ("Marsico Capital" or the "Sub-Adviser") for Columbia Marsico Mid Cap Growth Fund, Columbia Marsico Focused Equities Master Portfolio, Columbia Marsico 21st Century Fund, and Columbia Marsico Growth Master Portfolio. The investment advisory agreements with CMA and the investment sub-advisory agreements with Marsico Capital are each referred to as an "Advisory Agreement" and collectively referred to as the "Advisory Agreements." The funds and master portfolios identified above are each referred to as a "Fund" and collectively referred to as the "Funds."

More specifically, at meetings held on November 16-17, 2005, the Boards, including the Independent Trustees advised by their independent legal counsel, considered the factors and reached the conclusions described below relating to the selection of CMA and the Sub-Adviser and the re-approval of the Advisory Agreements.

Nature, Extent and Quality of Services

The Boards received and considered various data and information regarding the nature, extent and quality of services provided to the Funds by CMA and the Sub-Adviser under the Advisory Agreements. The Boards also received and considered general information regarding the types of services investment advisers provide other funds, who, like the Funds, are provided administration services under a separate contract. The most recent investment adviser registration forms ("Forms ADV") for CMA and the Sub-Adviser were made available to the Boards, as were CMA's and the Sub-Adviser's responses to a detailed series of requests submitted by the Independent Trustees' independent legal counsel on behalf of such Trustees. The Boards reviewed and analyzed those materials, which included, among other things, information about the background and experience of senior management and the expertise of, and amount of attention devoted to the Funds by, investment personnel of CMA and the Sub-Adviser. In this regard, the Boards specifically reviewed the qualifications, backgrounds and responsibilities of the portfolio managers primarily responsible for day-to-day portfolio management services for the Funds.

In addition, the Boards received and reviewed information on all Securities and Exchange Commission ("SEC") and other regulatory inquiries, examinations or audits of the Funds, CMA and the Sub-Adviser. The Boards considered the investment and legal compliance programs of each of these entities, including their implementation of enhanced compliance policies and procedures in response to SEC rule changes and other regulatory initiatives. The Boards also considered the Funds' Chief Compliance Officer's report and recommendations.

The Boards evaluated the ability of CMA and the Sub-Adviser, based on their resources, reputation and other attributes, to attract and retain highly qualified investment professionals, including research, advisory and supervisory personnel. In this regard, the Boards considered information regarding CMA's compensation program for its personnel involved in the management of the Funds, including incentive and retirement plans. In addition, the Boards considered the effects of hirings and departures of personnel in light of the merger of Bank of America Corporation and FleetBoston Financial Corporation.

Based on the above factors, together with those referenced below, the Boards concluded that they were generally satisfied with the nature, extent and quality of the investment advisory services provided to each of the Funds by CMA and the Sub-Adviser.

Board Consideration and Re-Approval of Investment Advisory and
Sub-Advisory Agreements: (continued)

Fund Performance and Expenses

The Boards considered the one-year, three-year, five-year and ten-year performance results for each of the Funds, as relevant. It also considered these results in comparison to the median performance results of the group of funds that was determined by Lipper Inc. ("Lipper") to be the most similar to a given Fund (the "Peer Group") and to the median performance of a broader universe of relevant funds as determined by Lipper (the "Universe"), as well as to each Fund's benchmark index. Lipper is an independent provider of investment company data. For certain Funds, Lipper determined that the composition of the Peer Group and/or Universe for performance would differ from that of expenses to provide a more accurate basis of comparison. The Boards were provided with a description of the methodology used by Lipper to select the mutual funds in each Fund's Peer Group and Universe.

The Boards also considered information in the Lipper data that ranked each Fund based on: (i) each Fund's one-year performance compared to actual management fees; (ii) each Fund's one-year performance compared to total expenses; (iii) each Fund's three-year performance compared to actual management fees; and (iv) each Fund's three-year performance compared to total expenses. Based on these comparisons and the expense and performance rankings of each Fund in the Lipper data, CMA apprised the Boards of individual characteristics (such as: poor rankings in terms of management fees, overall expenses or performance or a combination of below-average to poor performance and below-average to poor management fee and expense rankings) of any Fund that they believed warranted further investigation by the Boards.

The Boards considered the impact on expenses of the Funds resulting from the overall cost reductions that management anticipated would result from the shift to a common group of service providers, which had recently been implemented, for transfer agency, fund accounting and custody services for mutual funds advised by Bank of America affiliates. The Boards received and considered statistical information regarding each Fund's total expense ratio and its various components, including contractual advisory fees, actual advisory fees, actual non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees, fee waivers/caps and/or expense reimbursements. The Boards also considered comparisons of these fees to the expense information for each Fund's Peer Group and Universe, which comparative data was provided by Lipper.

Based on the above-referenced considerations and other factors, the Boards concluded that the overall performance and expense results supported the re-approval of the Advisory Agreements for each Fund.

Investment Advisory and Sub-Advisory Fee Rates

The Boards reviewed and considered the proposed contractual investment advisory fee rates combined with the administration fee rates, payable by the Funds to CMA for investment advisory services (the "Advisory Agreement Rates"). The Boards also reviewed and considered the proposed contractual investment sub-advisory fee rates (the "Sub-Advisory Agreement Rates") payable by CMA to the Sub-Adviser for investment sub-advisory services. In addition, the Boards reviewed and considered the proposed fee waiver/cap arrangements applicable to the Advisory Agreement Rates and considered the Advisory Agreement Rates after taking the waivers/caps into account (the "Net Advisory Rates"). The Boards noted that, on a complex-wide basis, CMA had reduced annual investment advisory and administration fees by at least $32 million per year pursuant to a settlement agreement entered into the with New York Attorney General ("NYAG") to settle a civil complaint filed by the NYAG relating to trading in mutual fund shares. The Boards also noted reductions in Net Advisory Rates and/or total expenses of certain Funds, including in conjunction with certain recent Fund mergers. The Boards also recognized the possibility that certain Funds would reach breakpoints sooner because of the new assets obtained as a result of a merger. Additionally, the Boards received and afforded specific attention to information comparing the Advisory Agreement Rates and Net Advisory Rates with those of the other funds in their respective Peer Groups.

For certain Funds highlighted as meeting accepted criteria for warranting further review, the Boards engaged in further analysis with regard to approval of the Funds' Advisory Agreements. The Boards engaged in further review of the Columbia Convertible Securities Fund because its Net Advisory Rate and investment performance over some periods were appreciably outside of the median range of its Peer Group. However, the Boards noted factors such as the positive performance of the Fund relative to its Peer Group over other periods and a total expense ratio that was not appreciably higher than the median of its Universe, that outweighed the other factors. The Boards also considered Columbia Marsico Growth Fund and Columbia Marsico 21st Century Master Portfolio because their Net Advisory Rates were appreciably higher than the median

Board Consideration and Re-Approval of Investment Advisory and
Sub-Advisory Agreements: (continued)

of their Peer Groups. However, the Boards also noted that other factors such the positive performance of the Funds relative to their Universes, and total expense ratios that were not appreciably higher than the median of their Peer Groups, outweighed the factor noted above. The Boards also separately considered Columbia Marsico Mid Cap Growth Fund because its Net Advisory Rate and investment performance over some periods were appreciably outside the median of its Peer Group. However, the Boards noted other factors, including a total expense ratio that was below the median of its Peer Group and that the Fund had been transferred to Marsico to address prior performance issues, that outweighed the factors noted above.

The Boards also reviewed and considered a report prepared and provided by Eric Sirri, the Independent Fee Consultant to the Funds appointed pursuant to the NYAG Settlement. Mr. Sirri's report included information about the fees and expenses paid to CMA and their reasonableness in light of industry standards. A copy of the Independent Fee Consultant's report follows and is available on the Funds' website at http://www.columbiafunds.com.

The Boards concluded that the factors noted above, and other factors, supported the Advisory Agreement Rates and the Net Advisory Rates, and approved the Advisory Agreements for all of the Funds.

With regard to the Funds with a sub-adviser, the Boards also reviewed the Sub-Advisory Agreement Rates charged by Marsico Capital, which serves as Sub-Adviser to certain of the Funds. The Boards concluded that the Sub-Advisory Agreement Rates were fair and equitable, based on their consideration of the factors described above.

Profitability

The Boards received and considered a profitability analysis of CMA based on the Advisory Agreement Rates and the Net Advisory Rates, as well as on other relationships between the Funds on the one hand and CMA affiliates on the other. The Boards concluded that, in light of the costs of providing investment management and other services to the Funds, the profits and other ancillary benefits that CMA and its affiliates received from providing these services to the Funds were not unreasonable.

Economies of Scale

The Boards received and considered information regarding whether there have been economies of scale with respect to the management of the Funds, whether the Funds have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Boards concluded that any actual or potential economies of scale are, or will be, shared fairly with Fund shareholders, most particularly through breakpoints implemented by management in 2004.

The Boards acknowledged the inherent limitations of any analysis of an investment adviser's economies of scale and of any attempt to correlate breakpoints with such economies, stemming largely from the Boards' understanding that economies of scale are realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund.

Information About Services to Other Clients

The Boards also received and considered information about the nature and extent of services and fee rates offered by CMA and the Sub-Adviser to their other clients, including institutional investors. The Boards concluded that, where the Advisory Agreement Rates, Sub-Advisory Agreement Rates and Net Advisory Rates were appreciably higher than the range of the fee rates offered to other CMA and Sub-Adviser clients, based on information provided by CMA and the Sub-Adviser, the costs associated with managing and operating a registered investment company provided a justification for the higher fee rates charged to the Funds.

Other Benefits to CMA and the Sub-Adviser

The Boards received and considered information regarding any "fall-out" or ancillary benefits received by CMA and its affiliates and the Sub-Adviser as a result of their relationship with the Funds. Such benefits could include, among others,

Board Consideration and Re-Approval of Investment Advisory and
Sub-Advisory Agreements: (continued)

benefits attributable to CMA's and the Sub-Adviser's relationships with the Funds (such as soft-dollar credits) and benefits potentially derived from an increase in CMA's and the Sub-Adviser's business as a result of their relationship with the Funds (such as the ability to market to shareholders other financial products offered by CMA and its affiliates or a Sub-Adviser).

The Boards considered the effectiveness of the policies of the Funds in achieving the best execution of portfolio transactions, whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be realized by using an affiliated broker, the extent to which efforts are made to recapture transaction costs, and the controls applicable to brokerage allocation procedures. The Boards also reviewed CMA's and the Sub-Adviser's methods for allocating portfolio investment opportunities among the Funds and other clients.

Other Factors and Broader Review

As discussed above, the Boards review materials received from CMA and the Sub-Adviser annually as part of the re-approval process under Section 15(c) of the 1940 Act. The Boards also review and assess the quality of the services the Funds receive throughout the year. In this regard, the Boards review reports of CMA and the Sub-Adviser at each of their quarterly meetings, which include, among other things, a portfolio review and fund performance reports. In addition, the Boards confer with the portfolio managers of the Funds at various times throughout the year.

After considering the above-described factors based on their deliberations and their evaluation of the information provided, the Boards concluded that re-approval of the Advisory Agreements for each of the Funds was in the best interest of the Funds and their shareholders. Accordingly, the Boards unanimously re-approved the Advisory Agreements.

Summary of management Fee Evaluation By Independent Fee Consultant

Prepared Pursuant to the February 9, 2005 Assurance of Discontinuance

between the Office of Attorney General of New York State and

Columbia Management Advisors, Inc. and Columbia Funds Distributor, Inc.

November 17, 2005

I. OVERVIEW

Columbia Management Advisors, Inc. ("CMA") and Columbia Funds Distributors, Inc. ("CFD") (CFD together with CMA referred to herein as Columbia Management Group or "CMG1"), entered into an agreement with the New York Attorney General's Office in the form of an Assurance of Discontinuance (the "AOD"). The AOD stipulated that CMA would be permitted to manage or advise the Nations Funds, only if the Independent Members (as such term is defined in the AOD) of the Nations Funds' Board of Trustees/Directors (collectively the "Trustees") appointed a Senior Officer or an Independent Fee Consultant ("IFC") who, among other things, is to manage the process by which management fees are negotiated. On May 15, 2005, the Independent Members of the Board appointed me as the IFC for the Nations Funds. This report is the annual written evaluation of the Nations Funds for 2005 that I have prepared in my capacity as IFC, as required by the AOD.2

A. Duties of the Independent Fee Consultant

As part of the AOD, the Independent Members of the Nations Funds' Board of Trustees/Directors agreed to retain an independent fee consultant who was to participate in the management fee negotiation process. The IFC is charged with "... duties and responsibilities [that] include managing the process by which proposed management fees (including, but not limited to, advisory fees) to be charged the [Nations] Fund[s] are negotiated so that they are negotiated in a manner which is at arms length and reasonable and consistent with this Assurance of Discontinuance." However, the IFC does not replace the Trustees in their role of negotiating management and other fees with CMG and its affiliates. In particular, the AOD states that "Columbia Advisors may manage or advise a [Nations] Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees of the [Nations] Fund using ... an annual independent written evaluation prepared by or under the direction of the ... Independent Fee Consultant...." This report, pursuant to the AOD, constitutes the "annual independent written evaluation prepared by or under the direction of the... Independent Fee Consultant."

The AOD requires the IFC report to consider at least the following:

a) Management fees (including any components thereof) charged by other mutual fund companies for like services;

b) Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

c) Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit;

d) Profit margins of CMA and its affiliates from supplying such services;

e) Possible economies of scale as the CMA fund grows larger; and

f) The nature and quality of CMA services, including Nations Funds' performance.

This report is designed to assist the Board in evaluating the 2005 contract renewal for Nations Funds. In addition, this report points out areas where the Board may deem additional information and analysis to be appropriate over time.

B. Sources of Information Used in My Evaluation

I have requested data from CMG and various third party industry data sources or independent research companies that work in the mutual fund arena. The following list generally describes the types of information I requested.

1. I collected data on performance, management fees, and expense ratios of both Nations Funds and comparable non- Nations Funds. The sources of this information were CMG, Lipper Inc. ("Lipper") and Morningstar Inc. ("Morningstar"). While

1  Prior to the date of this report, CMA merged into an affiliated entity, Banc of America Capital Management, LLC ("BACAP"), and BACAP then changed its name to Columbia Management Advisors, LLC, which carries on the business of CMA, and CFD changed its name to Columbia Management Distributors, Inc.

2  CMG is in the process of renaming the Nations Funds. Throughout this report, unless otherwise noted, the names "Nations Funds" and "Columbia Funds" will be used interchangeably.

Summary of management Fee Evaluation By Independent Fee Consultant (continued)

Lipper and Morningstar each selected a different group of peer funds it deemed appropriate against which to measure the relative performance and fees of Nations Funds, I conducted an independent review of the appropriateness of each peer group.

2. I reviewed data on CMG's expense and profitability that I obtained from CMA directly.

3. I have reviewed data on the organizational structure of CMG in general.

4. I collected information on profitability from Strategic Insight Mutual Fund Research and Consulting, LLC ("Strategic Insight"). I used this third-party independent research as an additional method to gauge the accuracy of the data collected in (2) above.

5. I conducted interviews with various CMG staff, including members of the senior management team, legal staff, heads of affiliates, portfolio managers, and financial personnel.

6. I reviewed current 2005 Section 15(c) material provided to the Board and material presented to the Board in the 2004 fee and performance evaluation.

7. I have reviewed various academic research papers, industry publications, and other available literature dealing with mutual fund operations, profitability, and other issues. In addition, I have reviewed SEC releases and studies of mutual fund expenses.

8. I have reviewed documents pertaining to recent mutual fund litigation in general and publicly available information about litigation where CMG has been involved. In addition, I have engaged NERA Economic Consulting ("NERA") and independent consultant Dr. John Rea to assist me in data management and analysis. Both NERA and Dr. Rea have extensive experience in the mutual fund industry through consulting, government positions, or industry trade groups that provide unique insights and special knowledge pertaining to my independent analysis of fees, performance, and profitability. I have also retained Shearman & Sterling LLP as outside counsel to advise me in connection with my review.

C. Qualifications and Independence

I am the Walter H. Carpenter Chair and Professor of Finance at Babson College. Before this I was the Chief Economist of the U.S. Securities and Exchange Commission. I have no material relationship with Bank of America or CMG aside from acting as IFC, and am aware of no relationship with any of their affiliates....

II. EVALUATION OF THE GENERAL PROCESS USED TO NEGOTIATE THE ADVISORY CONTRACT

A. General Considerations

My analysis considered all factors and information I reviewed on the finances and operations of Nations Funds. I gave each factor an appropriate weight in my overall findings, and no single factor was in itself the sole criterion for a finding or conclusion. My objective was to assess all of the information provided and conduct a robust evaluation of Nations Funds' operations, fees, and performance.

My analysis and thought processes will and, I believe, should, differ in certain ways from the processes used by Trustees in their evaluation of the management agreements. In particular, because of my technical and quantitative background, I may use techniques and data that Trustees have not previously felt would be useful. I view this supplemental analysis as appropriate because my role is to assist Trustees in their decisions, and to the extent that I bring new ideas or analysis to the evaluation, I believe this improves the process by which management fees for the Nations Funds may be negotiated in accordance with the AOD.

Finally, as part of my role as IFC, I have, from time to time, sent to Trustees additional papers and reports produced by third parties that I felt had bearing on the fee negotiation process. I viewed these materials as educational in nature and felt they would aid Trustees in placing their work in context.

B. CMG Management Interviews

As a starting point of my analysis, I have met with members of the CMG staff to gain an understanding of the organizational structure and personnel involved in running the Nations fund family. Exhibit 1 lists the CMG staff that I or consultants retained by me have had contact with over the past four months.

I have had general discussions and have received information about the management structure of CMG. My conversations with management have been informative. In addition, I have participated in Board meetings where Trustees and management

Summary of management Fee Evaluation By Independent Fee Consultant (continued)

have discussed issues relating to management agreements and performance of Nations Funds. When I felt it was appropriate, I added my opinions on particular matters, such as fund performance or fee levels, to the discussion.

C. Trustees' Fee and Performance Evaluation Process

After making initial requests for information, members of the Trustees of the Nations Funds met in advance of the October Section 15(c) contact approval meeting to review certain fee, performance and other data for the Nations Funds and to ask questions and make requests of management. Trustees have developed a process to evaluate the fee and expense levels and performance of Nations Funds. This process is used to highlight those funds that have been performing poorly, may have had higher management fees or expense ratios, or both.

The process involves providing instructions to Lipper to prepare specific data analyses tailored to the Trustees review framework. These instructions include highlighting funds that hit one or more fee/performance "screens." The seven screens the Trustees use are as follows:

a. 5th Lipper quintile in actual management fee;

b. 5th Lipper quintile in total expense ratio;

c. Three or more 5th Lipper quintile rankings in the 1-, 3-, 5- or 10-year performance rankings;

d. Negative ranking for 1-year performance vs. actual management fee category;

e. Negative ranking for 1-year performance vs. total expense category;

f. Negative ranking for 3-year performance vs. actual management fee category;

g. Negative ranking for 3-year performance vs. total expense category.

If a fund hits one or more of these screens, it is highlighted for additional review by the Trustees. This method is only used as an aid for Trustees to highlight funds and is not the sole test of whether the Board will determine to take particular actions concerning fees or performance. Funds that have not been flagged by this screen also may be singled out for fee and performance reasons, and the Trustees may determine not to take action with respect to the fees or performance of funds that have been flagged by the screen. These screens contribute to the basis for discussions on Trustees' views on the Nations Funds.

IV. FINDINGS

My findings based on my work as IFC are as follows:

1. The Trustees have the relevant information necessary to form an opinion on the reasonableness of fees and evaluate the performance of the Nations Funds. The process the Trustees used in preparing to reach their determination has been open and informative. In my view, the 2005 process by which the management fees of the Nations Funds have been negotiated thus far has been, to the extent practicable, at arm's length and reasonable and consistent with the AOD.

2. Nations Funds demonstrated a range of performance relative to their peers. I find that across the fund complex, 57.57 percent of Nations Funds have performance higher than the median of their respective Lipper performance universe, and 53.97 percent of Nations Funds have performance higher than the median of their respective Lipper performance group. In addition, Lipper performance universe and group comparison showed that Nations Funds were distributed roughly evenly across these quintiles. The Trustees have worked with management to address issues of funds that have demonstrated consistent or significant underperformance.

3. Nations Funds demonstrate a range of management fees and expense ratios relative to their peers. I find that across the fund complex, 71.21 percent of Nations Funds have expenses below the median of their Lipper expense universe, and 71.21 percent of Nations Funds have expenses below the median of their Lipper expense group. In addition, Lipper expense universe and group comparisons show that Nations Funds are distributed roughly evenly across these quintiles. The Trustees have taken steps to limit shareholder expenses for certain funds having management fees significantly above their peers, often through the use of fee waivers to which CMG has agreed. Consolidation of various funds and fund families managed by CMG has resulted in substantial savings for funds in non-advisory expenses.

Summary of management Fee Evaluation By Independent Fee Consultant (continued)

4. Profitability to CMG of the individual funds ranges widely and the overall profitability to CMG of its relationship with the Nations Funds appears to fall within a reasonable range. The method of cost allocation to funds is addressed in the material provided by CMG to the Trustees, but additional information may be necessary for me to better assess fund level profitability. My review of profitability and cost allocation is ongoing, and I plan to continue to develop my views with regard to fund level profitability.

5. Nations Funds have instituted fee schedules with breakpoints designed to enable investors to benefit from fund economies of scale, although 56.36 (31 out of 55) of the funds have not yet reached their first breakpoint. My analysis of the appropriateness of the breakpoint levels, which I expect will take into account the cost and profitability of the individual funds, is ongoing. My work is ongoing and my views may develop over time in light of new information and analysis.

Respectfully submitted,

Erik R. Sirri

COLUMBIA FUNDS

Columbia Funds

Growth funds	Columbia Acorn Fund

Columbia Acorn Select

Columbia Acorn USA

Columbia Growth Stock Fund

Columbia Large Cap Growth Fund

Columbia Marsico 21st Century Fund

Columbia Marsico Focused Equities Fund

Columbia Marsico Growth Fund

Columbia Marsico Mid Cap Growth Fund

Columbia Mid Cap Growth Fund

Columbia Small Cap Growth Fund I

Columbia Small Cap Growth Fund II

Columbia Small Company Equity Fund

Core funds	Columbia Common Stock Fund

Columbia Large Cap Core Fund

Columbia Small Cap Core Fund

Columbia Young Investor Fund

Value funds	Columbia Disciplined Value Fund

Columbia Dividend Income Fund

Columbia Large Cap Value Fund

Columbia Mid Cap Value Fund

Columbia Small Cap Value Fund I

Columbia Small Cap Value Fund II

Columbia Strategic Investor Fund

Asset Allocation/Hybrid funds	Columbia Asset Allocation Fund

Columbia Asset Allocation Fund II

Columbia Balanced Fund

Columbia Liberty Fund

Columbia LifeGoalTM Balanced Growth Portfolio

Columbia LifeGoalTM Growth Portfolio

Columbia LifeGoalTM Income Portfolio

Columbia LifeGoalTM Income and Growth Portfolio

Columbia Masters Global Equity Portfolio

Columbia Masters Heritage Portfolio

Columbia Masters International Equity Portfolio

Columbia Thermostat Fund

Index funds	Columbia Large Cap Enhanced Core Fund

Columbia Large Cap Index Fund

Columbia Mid Cap Index Fund

Columbia Small Cap Index Fund

Tax-Managed fund	Columbia Tax-Managed Growth Fund

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Global/International funds	Columbia Acorn International

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Columbia Global Value Fund

Columbia Greater China Fund

Columbia International Stock Fund

Columbia International Value Fund

Columbia Marsico International Opportunities Fund

Columbia Multi-Advisor International Equity Fund

Columbia World Equity Fund

Taxable Bond funds	Columbia Conservative High Yield Fund

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Columbia Federal Securities Fund

Columbia High Income Fund

Columbia High Yield Opportunity Fund

Columbia Income Fund

Columbia Intermediate Bond Fund

Columbia Intermediate Core Bond Fund

Columbia Short Term Bond Fund

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Columbia Funds

Tax-Exempt Bond funds	Columbia California Tax-Exempt Fund

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Columbia Short Term Municipal Bond Fund

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Money Market funds	Columbia California Tax-Exempt Reserves

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Columbia Government Reserves

Columbia Massachusetts Municipal Reserves

Columbia Money Market Reserves

Columbia Municipal Reserves

Columbia New York Tax-Exempt Reserves

Columbia Prime Reserves

Columbia Tax-Exempt Reserves

Columbia Treasury Reserves

For complete product information on any Columbia fund, visit our website at www.columbiafunds.com.

Columbia Management is the primary investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and advise institutional and mutual fund portfolios. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of NASD, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

IMPORTANT INFORMATION ABOUT THIS REPORT

  Columbia Stock Funds

Transfer Agent

Columbia Management Services, Inc.
P.O. Box 8081
Boston MA 02266-8081
800-345-6611

Distributor

Columbia Management Distributors, Inc.
One Financial Center
Boston MA 02111

Investment Advisor

Columbia Management Advisors, LLC
100 Federal Street
Boston MA 02110

Independent Registered
Public Accounting Firm

PricewaterhouseCoopers LLP
125 High Street
Boston MA 02110

The funds mail one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800-345-6611 and additional reports will be sent to you.

This report has been prepared for shareholders of Columbia Stock Funds. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the funds and with the most recent copy of the Columbia Funds Performance Update.

A description of the policies and procedures that the funds use to determine how to vote proxies and a copy of the funds' voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 800-368-0346. Information regarding how the funds voted proxies relating to portfolio securities during the 12-month period ended June 30, is available from the SEC's website. Information regarding how the funds voted proxies relating to portfolio securities is also available from the funds' website.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Columbia Management is the primary investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and advise institutional and mutual fund portfolios. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of NASD, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

Help your fund reduce printing and postage costs! Elect to get your shareholder reports by electronic delivery. With Columbia's eDelivery program, you receive an e-mail message when your shareholder report becomes available online. If your fund account is registered with Columbia Funds, you can sign up quickly and easily on our website at www.columbiafunds.com.

Please note — if you own your fund shares through a financial institution, contact the institution to see if it offers electronic delivery. If you own your fund shares through a retirement plan, electronic delivery may not be available to you.

Columbia Stock Funds   Annual Report, March 31, 2006

Columbia Management.

©2006 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

800.345.6611 www.columbiafunds.com

PRSRT STD
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SHC-42/109422-0306 (05/06) 06/11248

International/Global
Stock Funds

Annual report for the year ended
March 31, 2006

Columbia Global Value Fund
(formerly Nations Global Value Fund)

Columbia International Value Fund
(formerly Nations International Value Fund)

Columbia Multi-Advisor International Equity Fund
(formerly Nations International Equity Fund)

Columbia Marsico International Opportunities Fund
(formerly Nations Marsico International Opportunities Fund)

A description of the policies and procedures that the funds use to determine how to vote proxies and a copy of the funds' voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 800-368-0346. Information regarding how the funds voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the funds voted proxies relating to portfolio securities is also available from the funds' website.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's
Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington DC.
Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Columbia Management is the primary investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and advise institutional and mutual fund portfolios.

Columbia Management Advisors, LLC (CMA) is an SEC-registered investment advisor, an indirect wholly owned subsidiary of Bank of America Corporation and part of Columbia Management Group, LLC.

Columbia Funds are distributed by Columbia Management Distributors, Inc., member NASD and SIPC. Columbia Management Distributors, Inc. is part of Columbia Management and an affiliate of Bank of America Corporation.

The views expressed in the President's Letter and Portfolio Commentary reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific company securities should not be construed as a recommendation or investment advice.

President's Letter

A message to our valued clients

In the mutual fund business, success can be measured a number of different ways. Performance is a key measure — the one that gains most attention. But fees and service are also important. In that regard, we are pleased to report that Columbia Management has experienced success on all three fronts over the past year. Even more important, our shareholders have benefited from this success.

Because performance ultimately determines investment success, we have devoted considerable energy to improving the performance of all Columbia funds. And we are happy to report that we have made considerable progress toward this important goal1.

Columbia has also taken great strides toward making fund operations more cost effective, which has translated into lower expense ratios on many Columbia funds. In this regard, we believe we still have more work to do, and we will continue to explore opportunities for reining in expenses to the benefit of all our shareholders.

On the service front, we have made it easy and convenient for shareholders to do business with us both on the web at www.columbiafunds.com or over the phone at 800.345.6611. In fact, we've recently upgraded our automated phone system with an advanced speech recognition system that allows callers to interact with the system using natural spoken commands.

After secure login, shareholders can buy, sell or exchange funds either online or over the phone. (Buying shares requires that a link has been established between the shareholder's bank account and Columbia.) Up-to-date performance and pricing information is available online and over the phone. At www.columbiafunds.com, shareholders can also update important personal information and get access to prospectuses and fund reports, which reduces paper clutter for shareholders and translates into a reduction of costs for the funds.

At Columbia Management, we think that you'll like what you see as you read the reports for the period ended March 31, 2006. We are committed to continued improvements in an effort to help our shareholders reach their long-term financial goals. And we look forward to continuing to work with you, our valued shareholders, in the years to come.

Sincerely,

Christopher L. Wilson
President, Columbia Funds

1Past performance is no guarantee of future results.

Portfolio commentary and shareholder expense example

Columbia Global Value Fund	3

Columbia International Value Fund	9

Columbia Multi-Advisor International Equity Fund	15

Columbia Marsico International Opportunities Fund	21

Financial statements

Investment portfolios	27

Statements of assets and liabilities	36

Statements of operations	37

Statements of changes in net assets	38

Schedules of capital stock activity	40

Financial highlights	44

Notes to financial statements	52

Report of independent registered public accounting firm	63

Tax information	64

Columbia Funds Master Investment Trust

Investment portfolio — Columbia International Value Master Portfolio	66

Statement of assets and liabilities	69

Statement of operations	70

Statement of changes in net assets	71

Financial highlights	72

Notes to financial statements	73

Report of independent registered public accounting firm	79

Fund governance	80

Board consideration and re-approval of investment advisory and sub-advisory agreements	82

Summary of management fee evaluation by independent fee consultant	86

Columbia Funds	90

Important information about this report	93

Columbia Global Value Fund

(formerly Nations Global Value Fund)

Large Cap Investment Committee commentary*

In the following interview, the fund's management team shares its views on Columbia Global Value Fund's performance for the 12-month period ended March 31, 2006.

Investment Objective

The fund seeks long-term capital appreciation by investing primarily in equity securities of domestic and foreign issuers, including issuers in emerging market countries.

Performance Review

For the 12-month period ended March 31, 2006, Columbia Global Value Fund's class A shares provided shareholders with a total return of 16.97% without sales charge.**

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Subject to certain limited exceptions, Columbia Global Value Fund is no longer accepting new investments from current or prospective investors.

Please describe the fund's investment style and philosophy.

Columbia Global Value Fund is managed using an approach to value investing developed by Benjamin Graham. Graham believed that, because of the irrationality of equity markets, a stock's price and its fair value often detach from one another in the short term. This irrationality can materialize on the upside, lifting prices to dangerously lofty heights. It can also appear on the downside, dragging prices for selected stocks to bargain levels.

Value investors target the latter situation, purchasing out-of-favor stocks that are believed to trade at substantial discounts to their fair values. We believe that the market prices of these undervalued stocks may climb as the markets recognize their inherent worth. Of course, this process often takes time — and, once purchased, a stock's price may even decline further in the short term. With this in mind, we exercise patience and manage our holdings from a long-term perspective. Typically, we expect to hold a stock for as long as three to five years.

It is important to understand that the fund's weights for industries and countries are not the product of top-down forecasts or opinions regarding interest rates, economic growth or other macroeconomic variables. Instead, these weights stem from our company-by-company search for compelling investment opportunities in markets around the world. Overall, by approaching the short-term vagaries of the markets with confidence and a rational, objective analysis, we aim to purchase attractively priced stocks and deliver superior long-term results.

How did the fund perform during the last 12 months?

For the 12-month period ended March 31, 2006, the Columbia Global Value Fund's class A shares gained 16.97% without sales charge. During the same period, the MSCI World Index*** climbed 18.02%. The average return of funds in the Morningstar World Stock Category was 22.21%.

*Brandes Investment Partners is the sub-advisor to the fund. The outlook for this fund may differ from that presented for other Columbia Funds mutual funds and portfolios.

**For standardized performance, please refer to the Performance Table. The performance shown does not reflect the maximum front-end sales charge of 5.75%, which may apply to purchases of class A shares. The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment advisor and/or other service providers, which have the effect of increasing total return. Had all sales charges, fees and expenses been included, the total returns would have been lower.

***The MSCI World Index comprises securities listed on exchanges in the major European and Asian countries, Australia and the U.S. The index includes dividends and distributions, but does not reflect fees, brokerage commissions or other expenses of investing. It is unmanaged and is not available for investment.

©2006 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

3

Columbia Global Value Fund

Large Cap Investment Committee commentary (continued)

The fund slightly trailed the MSCI World Index for the period. As a result of our bottom-up, stock-by-stock selection process, the fund was underweight to the oil, gas & consumable fuels and the metals & mining industries, which weighed on relative performance. Stock selection in and exposure to the food & staples retailing industry, and stock selection in the commercial banking industry, boosted the fund's performance.

What factors proved to be favorable to fund performance?****

Advances for positions in the commercial banking industry tended to deliver the most substantial gains during the period. Holdings within the food & staples retailing and insurance industries also tended to lift overall fund performance. Among these industries, top performers included Sumitomo Mitsui Financial Group (Japan — commercial banking), Safeway, Inc. (United States — food & staples retailing) and Millea Holdings, Inc. Tokyo (Japan — insurance). Other top performing positions during the period included Volkswagen AG (Germany — automobiles), Marks & Spencer Group PLC (United Kingdom — multiline retail) and Mitsubishi USJ Financial Group (Japan — commercial banking).

What factors proved to be unfavorable to fund performance?

Weak performance for Tenet Healthcare Corp. (United States — health care providers & services) was a significant detractor to overall performance results during the period. Selected holdings in the automobiles industry, such as General Motors Corp. (United States) and Ford Motor Co. (United States), also experienced share price declines.

Did currency have an impact on the fund's performance?

Although we do not hedge currencies for portfolios with international exposure, currency risk is factored into the stock selection process by limiting the weight assigned to individual securities.

We believe the currency component of non-US stock returns is an important part of the diversification benefit of overseas investing. In addition, a significant portion of our non-US equity holdings includes large international companies that are strong multi-currency earners. As such, these companies already have reduced much of their currency risk through diversification.

How have you positioned the fund to reflect your outlook for the period ahead?

During the period, we eliminated exposure to several holdings as their market prices approached our estimates of their fair values. For example, we sold Sumitomo Mitsui Financial Group (Japan — commercial banking), BAE Systems (United Kingdom — aerospace & defense) and Lukoil (Russia — oil, gas & consumable fuels).

****Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

Source for all statistical data — Brandes Investment Partners, L.P.

4

Columbia Global Value Fund

Large Cap Investment Committee commentary (continued)

We also purchased shares of companies such as STMicroelectronics (Netherlands — semiconductors & semiconductor equipment), Lucent Technologies, Inc. (United States — communications equipment) and Eastman Kodak Co. (United States — leisure equipment and products) at prices that we consider compelling. We also took advantage of attractive prices by adding to selected existing holdings.

In all market environments, we search for and hold what we believe to be fundamentally sound companies trading at discounts to our estimates of their fair values. We believe this strategy has the potential to provide patient investors with favorable results.

Brandes Investment Partners, L.P. is the investment sub-advisor to Columbia Global Value Fund. The fund is team-managed by an investment committee, whose members are senior portfolio management and research analysts of the firm, including Messrs. Glenn Carlson, Brent Woods, William Pickering, and Amelia Morris who are members of the firm's Investment Oversight Committee. The Investment Oversight Committee monitors the investment process of and establishes broad standards and practices to be followed by each of Brandes' Investment Committees. Charles Brandes has been Chairman of Brandes since 2002, and Managing Partner from 1996-2002. Chief Executive Officer (CEO) Glenn Carlson has been with Brandes since 1996, serving as Managing Partner from 1996-2002, co-CEO from 2002-2004, and CEO since 2004. Brent Woods has been Managing Director of Investments since 2002, and served as Managing Partner from 1998-2002. William Pickering is Director of Investments, and Amelia Morris is Investment Group Director, both serving Brandes since 1998.

International investing may involve certain risks, including foreign taxation and potential confiscatory levels of taxation and withholding taxes, currency fluctuations, risks associated with possible differences in financial standards and other monetary and political risks.

Some of the countries the fund invests in are considered emerging economies, which means there may be greater risks associated with investing there than in more developed countries. In addition, concentration of investments in a single region may result in greater volatility.

Past performance is no guarantee of future results.

5

Columbia Global Value Fund

Shareholder expense example

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

•  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

•  For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

10/01/05-03/31/06

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual		Hypothetical	Actual	Hypothetical	Actual	Hypothetical
Class A	1,000.00	1,000.00	1,068.61	1,017.60	7.58	7.39	1.47
Class B	1,000.00	1,000.00	1,064.72	1,013.86	11.43	11.15	2.22
Class C	1,000.00	1,000.00	1,065.52	1,013.86	11.43	11.15	2.22
Class Z	1,000.00	1,000.00	1,070.01	1,018.85	6.30	6.14	1.22

Expenses paid during the period are equal to the fund's respective class annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the transfer agent not waived a portion of the expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transaction costs, such as sales charges or redemption or exchange fees.

6

Columbia Global Value Fund

Portfolio breakdown (as a % of net assets as of 03/31/06)

Portfolio holdings are current
as of March 31, 2006, are
subject to change and may not be representative of current holdings.

*Includes other assets & liabilities.

Top 10 holdings
1	Unilever NV	3.8%
2	Safeway, Inc.	3.7%
3	Merck & Co., Inc.	3.5%
4	Pfizer, Inc.	3.3%
5	Nestle SA	3.1%
6	BellSouth Corp.	3.0%
7	Alcatel SA	3.0%
8	Bristol-Myers Squibb Co.	2.9%
9	General Motors Corp	2.8%
10	Nippon Telegraph & Telephone Corp.	2.7%

The top 10 holdings are presented to illustrate examples of the securities in which the Fund invests.

7

Columbia Global Value Fund

Performance

Growth of a $10,000 investment

Average annual total return

Class A shares

Since inception	NAV**	MOP*
(04/16/01 through 03/31/06)	9.77%	8.46%

The chart to the left shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia Global Value Fund from the inception of the share class. The MSCI World Index is an unmanaged index consisting of securities listed on exchanges in the major European and Asian countries, Australia and the U.S. The index is unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing. The performance of Class B, C and Z shares may vary based on the difference in sales loads and fees paid by the shareholders investing in each class.

The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Columbia Global Value Fund - A Without Sales Charge

Columbia Global Value Fund - A With Sales Charge

  MSCI World Index (USD)

Total return (as of 03/31/06)

	Class A		Class B		Class C		Class Z^
	NAV**	MOP*	NAV**	CDSC***	NAV**	CDSC***
Inception date	04/16/01		04/16/01		04/16/01		04/16/01
1 year performance	16.97%	10.25%	16.08%	11.08%	16.16%	15.16%	17.34%
Average annual returns
Since inception	9.77%	8.46%	8.96%	8.67%	8.97%	8.97%	10.06%

Performance presented here represents past performance, which cannot guarantee future results. The investment return and principal value of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted here. Performance data for the most recent month end may be obtained at www.columbiafunds.com. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Had sales charges, if any, been reflected, returns would have been lower. Class A shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge. Returns for Class B shares reflect a CDSC of 5.00% in the first year after purchase that declines to 1.00% in the sixth year and is eliminated thereafter. Returns for Class C shares reflect a CDSC of 1.00% in the first year after purchase.

^Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class Z shares have limited eligibility and the investment minimum requirement may vary. All results shown assume reinvestment of distributions. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

8

Columbia International Value Fund

(formerly Nations International Value Fund)

Large Cap Investment Committee commentary*

In the following interview, the fund's management team shares its views on Columbia International Value Fund's performance for the 12-month period ended March 31, 2006.

Investment Objective

The fund seeks long-term capital appreciation by investing primarily in equity securities of foreign issuers, including emerging market countries.

Performance Review

For the 12-month period ended March 31, 2006, Columbia International Value Fund's class A shares provided shareholders with a total return of 24.28% without sales charge.**

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Subject to certain limited exceptions, Columbia International Value Fund is no longer accepting new investments from current or prospective investors.

Please describe the fund's investment style and philosophy.

Columbia International Value Fund is managed using an approach to value investing developed by Benjamin Graham. Graham believed that, because of the irrationality of equity markets, a stock's price and its fair value often detach from one another in the short term. This irrationality can materialize on the upside, lifting prices to dangerously lofty heights. It can also appear on the downside, dragging prices for selected stocks to bargain levels.

Value investors target the latter situation, purchasing out-of-favor stocks that are trading at substantial discounts to their fair values. We believe that the market prices of these undervalued stocks may climb as the markets recognize their inherent worth. Of course, this process often takes time — and, once purchased, a stock's price may even decline further in the short term. With this in mind, we exercise patience and manage our holdings from a long-term perspective. Typically, we expect to hold a stock for as long as three to five years.

It is also important to understand that the fund's industry and country weights are not the product of top-down forecasts or opinions regarding interest rates, economic growth or other macroeconomic variables. Instead, these weights stem from our company-by-company search for compelling investment opportunities in international equity markets. Overall, by approaching the short-term vagaries of the markets with confidence and a rational, objective analysis, we aim to purchase attractively priced stocks and deliver superior long-term results.

How did the fund perform during the last 12 months?

For the 12-month period ended March 31, 2006, Columbia International Value Fund's class A shares returned 24.28% without sales charge. The MSCI EAFE Index*** posted a 24.41% return for the same period. The average return of funds in the Morningstar Foreign Large Value Stock Category was 23.69%.

*The outlook for this fund may differ from that presented for other Columbia Funds mutual funds and portfolios.

**For standardized performance, please refer to the Performance Table. The performance shown does not reflect the maximum front-end sales charge of 5.75%, which may apply to purchases of class A shares. The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment advisor and/or other service providers, which have the effect of increasing total return. Had all sales charges, fees and expenses been included, the total returns would have been lower.

***The MSCI EAFE Index (Europe, Australasia, Far East) is a market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. The index includes dividends and distributions, but does not reflect fees, brokerage commissions or other expenses of investing. It is unmanaged and unavailable for investment.

©2006 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

9

Columbia International Value Fund

Large Cap Investment Committee commentary (continued)

Performance was generally in line with the MSCI EAFE Index for the period. Stock selection in the electric utilities and insurance industries lifted the fund's performance relative to the benchmark. The fund was underweight in the oil, gas & consumable fuels and the metals & mining industries, a result of our bottom-up, stock-by-stock selection process, which weighed on relative performance.

What factors proved to be favorable to fund performance****

On an industry basis, gains for the fund's holdings in commercial banking, electric utilities and insurance had the greatest positive impact on performance. Positions from these industries posting advances included Sumitomo Mitsui Financial Group (Japan — commercial banking), Korea Electric Power Corp. (South Korea — electric utilities) and Aegon (Netherlands — insurance). Holdings in other positions posting gains included Mitsubishi Heavy Industries (Japan — machinery), Volkswagen AG (Germany — automobiles) and Marks & Spencer Group PLC (United Kingdom — multiline retail).

Advances for positions in Japan, Germany and the United Kingdom represented the greatest positive contributions to performance on a country basis.

What factors proved to be unfavorable to fund performance?

Selected holdings in the telecommunications services industry posted declines for the 12-month period, including Deutsche Telekom AG (Germany), Telecom Italia S.p.A (Italy) and Swisscom AG (Switzerland).

Other positions weighing on performance included William Morrison Supermarkets PLC (United Kingdom — food & staples retailing) and Ono Pharmaceutical Co. (Japan — pharmaceuticals).

Did currency have an impact on the fund's performance?

Although we do not hedge currencies for portfolios with international exposure, currency risk is factored into the stock selection process by limiting the weight assigned to individual securities.

We believe the currency component of non-US stock returns is an important part of the diversification benefit of overseas investing. In addition, a significant portion of our non-US equity holdings includes large international companies that are strong multi-currency earners. As such, these companies already have reduced much of their currency risk through diversification.

****Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

Source for all statistical data — Brandes Investment Partners, L.P.

10

Columbia International Value Fund

Large Cap Investment Committee commentary (continued)

How have you positioned the fund to reflect your outlook for the period ahead?

As of March 31, 2006, the fund's most significant weights were in the diversified telecommunications services industry and in Japan and the United Kingdom. In all market environments, we search for and hold what we believe to be fundamentally sound companies trading at discounts to our estimates of their fair values. We believe this strategy has the potential to provide patient investors with favorable results.

Brandes Investment Partners, L.P. is the investment sub-advisor to Columbia International Value Fund. The fund is team-managed by an investment committee, whose members are senior portfolio management and research analysts of the firm, including Messrs. Glenn Carlson, Brent Woods, William Pickering, and Amelia Morris, who are members of the firm's Investment Oversight Committee. The Investment Oversight Committee monitors the investment process of and establishes broad standards and practices to be followed by each of Brandes' Investment Committees. Charles Brandes has been Chairman of Brandes since 2002, and Managing Partner from 1996-2002. Chief Executive Officer (CEO) Glenn Carlson has been with Brandes since 1996, serving as Managing Partner from 1996-2002, co-CEO from 2002-2004, and CEO since 2004. Brent Woods has been Managing Director of Investments since 2002, and served as Managing Partner from 1998-2002. William Pickering is Director of Investments, and Amelia Morris is Investment Group Director, both serving Brandes since 1998.

International investing may involve certain risks, including foreign taxation, currency fluctuations, risks associated with possible differences in financial standards and other monetary and political risks.

Some of the countries the fund invests in are considered emerging economies, which means there may be greater risks associated with investing there than in more developed countries. In addition, concentration of investments in a single region may result in greater volatility.

Past performance is no guarantee of future results.

11

Columbia International Value Fund

Shareholder expense example

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

•  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

•  For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

10/01/05-03/31/06

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual		Hypothetical	Actual	Hypothetical	Actual	Hypothetical
Class A	1,000.00	1,000.00	1,148.19	1,018.65	6.75	6.34	1.26
Class B	1,000.00	1,000.00	1,144.20	1,014.91	10.75	10.10	2.01
Class C	1,000.00	1,000.00	1,144.30	1,014.91	10.75	10.10	2.01
Class Z	1,000.00	1,000.00	1,150.09	1,019.90	5.41	5.09	1.01

Expenses paid during the period are equal to the fund's respective class annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transaction costs, such as sales charges or redemption or exchange fees.

12

Columbia International Value Fund

Portfolio breakdown (as a % of net assets as of 03/31/06)

Portfolio holdings are current
as of March 31, 2006, are
subject to change and may not be representative of current holdings.

*Includes other assets & liabilities.

Top 10 holdings
1	Unilever NV	3.7%
2	Nestle SA, Registered Shares	3.2%
3	Deutsche Telekom AG	3.1%
4	Electricite de France	2.9%
5	Korea Electric Power Corp, ADR	2.7%
6	Telefonica SA, ADR	2.5%
7	William Morrison Supermarkets PLC	2.5%
8	Akzo Nobel NV	2.4%
9	Marks & Spencer Group	2.4%
10	Alcatel SA	2.3%

The top 10 holdings are presented to illustrate examples of the securities in which the Fund invests.

13

Columbia International Value Fund

Performance

Growth of a $10,000 investment

Average annual total return

Class A shares

10-year	NAV**	MOP*
(04/01/96 through 03/31/06)	14.65%	13.97%

The chart to the left shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia International Value Fund over the last 10 years. The MSCI EAFE Index (Europe, Australasia, Far East) is an unmanaged, market capitalization index that is designed to measure developed market equity performance, excluding U.S. and Canada. The index is unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing. The performance of Class B, C and Z shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

  Columbia International Value Fund - A Without Sales Charge

Columbia International Value Fund - A With Sales Charge

  MSCI EAFE Index

Total return (as of 03/31/06)

	Class A		Class B†		Class C		Class Z^
	NAV**	MOP*	NAV**	CDSC***	NAV**	CDSC***
Inception date	12/27/95~		05/22/98		06/15/98		12/27/95
1 year performance	24.28%	17.14%	23.36%	18.36%	23.38%	22.38%	24.66%
Average annual returns
5 years	12.29%	10.97%	11.45%	11.19%	11.46%	11.46%	12.58%
10 years	14.65%	13.97%	13.97%	13.97%	N/A	N/A	14.87%

Performance presented here represents past performance, which cannot guarantee future results. The investment return and principal value of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted here. Performance data for the most recent month end may be obtained at www.columbiafunds.com. The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment advisor and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower. Average annual returns are historical in nature and measure net investment income and gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Had sales charges, if any, been reflected, returns would have been lower. Class A shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge. Returns for Class B shares reflect a CDSC of 5.00% in the first year after purchase that declines to 1.00% in the sixth year and is eliminated thereafter. Returns for Class C shares reflect a CDSC of 1.00% in the first year after purchase.

†Class B shares commenced operations on May 22, 1998 and have no performance prior to that date. Performance prior to May 22, 1998 is that of Class A shares at NAV, which reflect 12b-1 fees of 0.25%. If Class B shares 12b-1 fees had been reflected, total returns would have been lower. Inception date for Class A shares is December 27, 1995.

^Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class Z shares have limited eligibility and the investment minimum requirement may vary. All results shown assume reinvestment of distributions. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

14

Columbia Multi-Advisor International Equity Fund

(formerly Nations International Equity Fund)

Management Teams' commentary*

In the following interview, the fund's management team shares its views on Columbia Multi-Advisor International Equity Fund's performance for the 12-month period ended March 31, 2006.

Investment Objective

The fund seeks long-term capital growth by investing primarily in equity securities of non-United States companies in Europe, Australia, the Far East and other regions, including developing countries.

Performance Review

For the 12-month period ended March 31, 2006, Columbia Multi-Advisor International Equity Fund's class A shares provided shareholders with a total return of 25.86% without sales charge.**

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Please describe the fund's investment style and philosophy.

Marsico Capital Management, LLC (Marsico Capital) combines top-down macroeconomic analysis with bottom-up stock selection that focuses on investing in securities with earnings growth potential that may not be realized by other investors. Causeway Capital Management LLC (Causeway) uses bottom-up analysis and a disciplined value approach. Causeway seeks to invest in companies that it believes are currently undervalued by the market. Causeway considers the following value characteristics in making investment decisions: low price-to-earnings ratios relative to the sector; high yields or share repurchases relative to the market; low price-to-book value ratios and low price-to-cash flow ratios relative to the market; and financial strength.

How did the fund perform during the last 12 months?

For the 12-month period ended March 31, 2006, Columbia Multi-Advisor International Equity Fund's class A shares returned 25.86% without sales charge, compared with the MSCI EAFE Index***, which returned 24.41%. The average return of its peer group, the Morningstar Foreign Large Blend Category, was 26.21%.

What factors proved to be favorable to fund performance?****

Stock selection in telecommunications services, real estate, energy, industrials and consumer discretionary stocks helped the portion of the portfolio managed by Marsico Capital outperform the fund's benchmark. An underweight in telecommunications services also aided returns because it was the only sector of the benchmark index to post a negative return.

Although the Causeway portion of the portfolio underperformed the benchmark, holdings in capital goods, materials, insurance and consumer durables contributed to the fund's positive performance. Exposure to cyclicals in an environment of European and Asian economic recovery was particularly helpful, especially in Japan and Germany, which are the most cyclical of international developed markets.

*Causeway Capital Management LLC and Marsico Capital Management, LLC are co-investment sub-advisers of the fund. The outlook for this fund may differ from that presented for other Columbia Funds mutual funds and portfolios.

**For standardized performance, please refer to the Performance Table. The performance shown does not reflect the maximum front-end sales charge of 5.75%, which may apply to purchases of class A shares. The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment advisor and/or other service providers, which have the effect of increasing total return. Had all sales charges, fees and expenses been included, the total returns would have been lower.

***The MSCI EAFE Index (Europe, Australasia, Far East) measures developed market equity performance, excluding the U.S. and Canada. The index includes dividends and distributions, but does not reflect fees, brokerage commissions or other expenses of investing. It is unmanaged and unavailable for investment.

©2006 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

****Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

15

Columbia Multi-Advisor International Equity Fund

Management Teams' commentary (continued)

What factors proved to be unfavorable to fund performance?

Within the Marsico Capital-managed portion of the portfolio, stock selection in the materials sector and an overweight in the consumer services industry hampered returns. Even so, the portfolio's holdings in both sectors generated strong absolute returns. Consumer electronics and digital media company Thomson SA, insurance company Swiss Life Holding and technology company Trend Micro declined sharply. All three stocks were eliminated from the fund.

Causeway's defensive positioning detracted from performance for the period. Stock selection in Japan and, to a lesser extent, an underweight in Japan, also hampered performance during a period that was strong for the Japanese market. Other disappointments were in the telecommunications services, Japanese consumer finance, pharmaceuticals, media and retailing sectors.

Did currency have an impact on the fund's performance?

Currency fluctuations may at times affect the portfolio because its foreign holdings are denominated in foreign currencies that may rise or fall against the dollar. Overall, such fluctuations had a slightly positive impact on the annual performance of Marsico Capital's portion of the portfolio. Currency also contributed to positive performance in the Causeway portion of the fund, especially in countries that are not part of the MSCI EAFE Index, such as Canada and South Korea.

How have you positioned the fund to reflect your outlook for the period ahead?

As of March 31, 2006, the primary economic sector allocations within the Marsico Capital portion of the portfolio included financials, consumer discretionary, industrials, materials and consumer staples. The portfolio's most significant country allocations at period-end were Japan, Switzerland, Mexico, United Kingdom, Canada, Germany and France. Country-level weights generally are a residual of the portfolio's "bottom-up" stock selection process rather than a central facet of the investment strategy.

The Causeway portion of the portfolio remains focused on financially strong companies that generate substantial free cash flow and the ability to pay high and increasing dividends. Historically, dividends have made up a significant percentage of the Causeway portfolio's total return. Dividend payments are not guaranteed and

Sources for all statistical data — Marsico Capital Management, LLC and Causeway Capital Management LLC.

Marsico Capital Management, LLC (Marsico) is an SEC-registered investment advisor and wholly-owned subsidiary of Bank of America, N.A.

16

Columbia Multi-Advisor International Equity Fund

Management Teams' commentary (continued)

are paid only when declared by an issuer's Board of Directors. The amount of dividend payment, if any, can vary over time.

Columbia Multi-Advisor International Equity Fund is managed by Marsico Capital and Causeway; both are investment sub-advisors to the fund. Each sub-advisor manages approximately one-half of the fund's assets. James G. Gendelman manages Marsico Capital's portion of the fund. He has been with Marsico Capital since April 2000. James Doyle, Jonathan Eng, Harry Hartford and Sarah Ketterer have co-managed Causeway's portion of the fund since May 2004. Kevin Durkin has co-managed the fund since January 2006. They have all been with Causeway since July 2001.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

International investing may involve certain risks, including foreign taxation, currency fluctuations, risks associated with possible differences in financial standards and other monetary and political risks.

Some of the countries the fund invests in are considered emerging economies, which means there may be greater risks associated with investing there than in more developed countries. In addition, concentration of investments in a single region may result in greater volatility.

Past performance is no guarantee of future results.

17

Columbia Multi-Advisor International Equity Fund

Shareholder expense example

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

•  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

•  For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

10/01/05-03/31/06

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual		Hypothetical	Actual	Hypothetical	Actual	Hypothetical
Class A	1,000.00	1,000.00	1,164.80	1,019.30	6.10	5.69	1.13
Class B	1,000.00	1,000.00	1,160.11	1,015.56	10.12	9.45	1.88
Class C	1,000.00	1,000.00	1,160.11	1,015.56	10.12	9.45	1.88
Class R	1,000.00	1,000.00	1,060.90	1,007.04	2.77	2.69	1.38
Class Z	1,000.00	1,000.00	1,166.09	1,020.54	4.75	4.43	0.88

Expenses paid during the period are equal to the fund's respective class annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transaction costs, such as sales charges or redemption or exchange fees.

18

Columbia Multi-Advisor International Equity Fund

Portfolio breakdown (as a % of net assets as of 03/31/06)

Portfolio holdings are current
as of March 31, 2006, are
subject to change and may not be representative of current holdings.

*Includes other assets & liabilities.

Top 10 holdings
1	Samsung Electronics Co., Ltd.	2.3%
2	Cemex SA de CV	2.2%
3	Continental AG	2.1%
4	America Movil SA de CV	2.0%
5	Telefonaktiebolaget LM Ericsson	2.0%
6	Syngenta AG	1.9%
7	UBS AG	1.8%
8	Hypo Real Estate Holding AG	1.6%
9	Talisman Energy, Inc.	1.5%
10	Canandian National Railway Co.	1.5%

The top 10 holdings are presented to illustrate examples of the securities in which the Fund invests.

19

Columbia Multi-Advisor International Equity Fund

Performance

Growth of a $10,000 investment

Average annual total return

Class A shares

10-year	NAV**	MOP*
(04/01/96 through 03/31/06)	6.62%	5.99%

The chart to the left shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia Multi-Advisor International Equity Fund over the last 10 years. The MSCI EAFE Index (Europe, Australasia, Far East) is an unmanaged, market capitalization index that is designed to measure developed market equity performance, excluding U.S. and Canada. The index is unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing. The performance of Class B, C, R and Z Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

  Columbia Multi-Advisor International Equity Fund - A Without Sales Charge

  Columbia Multi-Advisor International Equity Fund - A With Sales Charge

  MSCI EAFE Index

Total return (as of 03/31/06)

	Class A		Class B		Class C		Class R†^	Class Z^
	NAV**	MOP*	NAV**	CDSC***	NAV**	CDSC***
Inception date	06/03/92		06/07/93		06/17/92		01/23/06	12/02/91
1 year performance	25.86%	18.63%	24.96%	19.96%	24.96%	23.96%	25.78%	26.24%
Average annual returns
5 years	9.15%	7.86%	8.16%	7.86%	8.49%	8.49%	9.14%	9.24%
10 years	6.62%	5.99%	5.69%	5.69%	5.89%	5.89%	6.62%	6.77%

Performance presented here represents past performance, which cannot guarantee future results. The investment return and principal value of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted here. Performance data for the most recent month end may be obtained at www.columbiafunds.com. The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment advisor and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Had sales charges, if any, been reflected, returns would have been lower. Class A shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge. Returns for Class B shares reflect a CDSC fee of 5.00% in the first year after purchase that declines to 1.00% in the sixth year and is eliminated thereafter. Returns for Class C shares reflect a CDSC fee of 1.00% in the first year after purchase.

†The returns for Class R include the returns of Class A prior to 01/23/06, the date on which Class R was initially offered by the fund.

^Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class R shares are sold at net asset value. Class R and Class Z shares have limited eligibility and the investment minimum requirement may vary. All results shown assume reinvestment of distributions. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

20

Columbia Marsico International Opportunities Fund

(formerly Nations Marsico International Opportunities Fund)

Portfolio Manager's commentary*

In the following interview, the fund's portfolio manager shares his views on Columbia Marsico International Opportunities Fund's performance for the 12-month period ended March 31, 2006.

Investment Objective

The fund seeks long-term growth of capital by investing primarily in common stocks of foreign companies.

Performance Review

For the 12-month period ended March 31, 2006, Columbia Marsico International Opportunities Fund's class A shares provided shareholders with a total return of 35.26% without sales charge.**

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Please describe the fund's investment style and philosophy.

The fund may invest in companies of any size throughout the world. The fund normally invests in the securities of issuers that are economically tied to one or more foreign countries and expects to be invested in issuers or securities that together have ties to at least four different foreign countries, including those that are economically tied to the United States. The investment process blends top-down macroeconomic analysis with bottom-up stock selection. Typically, the fund maintains a core position of 35 to 50 common stocks. The fund may invest in securities of companies economically tied to emerging markets.

How did the fund perform during the last 12 months?

For the 12-month period ended March 31, 2006, Columbia Marsico International Opportunities Fund's class A shares had a total return of 35.26% without sales charge. The fund's return was higher than the return of its benchmark, the MSCI EAFE Index***, which was 24.41%. The fund's return was also higher than the 28.41% average return of its peer group, the Morningstar Foreign Large Growth Category. All returns were measured in US dollars.

What factors proved to be favorable to fund performance?****

Stock selection and an underweight in telecommunications services and strong performance from the fund's real estate and energy selections all contributed to the fund's strong return for the period.

In telecommunications services, Latin American wireless communications services provider America Movil SA returned 104% for the 12-month period. The telecommunications services sector was the only sector of the benchmark index to post a negative return. As such, the fund's below-benchmark allocation contributed positively to the fund's relative return.

*The outlook for this fund may differ from that presented for other Columbia Funds mutual funds and portfolios.

**For standardized performance, please refer to the Performance Table. The performance shown does not reflect the maximum front-end sales charge of 5.75%, which may apply to purchases of class A shares. The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment advisor and/or other service providers, which have the effect of increasing total return. Had all sales charges, fees and expenses been included, the total returns would have been lower.

***The MSCI EAFE Index (Europe, Australasia, Far East) measures developed market equity performance, excluding the U.S. and Canada. The index includes dividends and distributions, but does not reflect fees, brokerage commissions or other expenses of investing. It is unmanaged and unavailable for investment.

©2006 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

****Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

21

Columbia Marsico International Opportunities Fund

Portfolio Manager's commentary (continued)

The fund's real estate holdings gained 115% overall during the reporting period. Sumitomo Realty & Development Co., Ltd., one of Japan's leading real estate operators, and Singapore-based CapitaLand Ltd. rose 130% and 115%, respectively. The fund's position in Leopalace21 Corp., a Japan-headquartered residential construction company, returned 108%.

In the energy sector, astute stock selection identified Petroleo Brasileiro SA, a Brazil-headquartered integrated oil and gas company, and Canada-based oil and gas exploration and production company Talisman Energy, Inc. The stocks gained 104% and 62% respectively, for the fund.

The fund's other strong performers included Yamada Denki Co., Ltd., a Japan-headquartered consumer electronics retailer, which rose 119% and German auto components company Continental AG, which posted a return of 44%. Mexican ready-mix cement company Cemex SA returned 86%. Vinci SA, a French construction company, returned 34% prior to being sold.

What factors proved to be unfavorable to fund performance?

Stock selection in the materials sector and an overweight in the consumer services industry hampered returns. Even so, the fund's holdings in both areas generated strong absolute returns. Materials companies returned 40% compared to a 38% return for the sector in the benchmark. In particular, Cia Valedo Rio Doce, a Brazilian mining and logistics company, and United Kingdom's BHP Billiton Plc posted returns of negative 13% and negative 8%, respectively, prior to being sold.

A decision to overweight consumer services stocks also detracted from performance. Although the fund's consumer services positions did better than the index industry group return, they trailed the overall return of the index by a significant margin.

Finally, certain individual holdings struggled during the period. Consumer electronics and digital media company Thomson SA, insurance company Swiss Life Holding and technology company Trend Micro declined sharply. Thomson SA, Swiss Life Holding and Trend Micro were sold during the period.

Did currency have an impact on the fund's performance?

Currency fluctuations may at times affect the fund because its foreign holdings are denominated in foreign currencies that may rise or fall against the dollar. Overall, such fluctuations had a slightly positive impact on the fund's annual performance.

Source for all statistical data — Marsico Capital Management, LLC.

Marsico Capital Management, LLC (Marsico) is an SEC-registered investment advisor and wholly-owned subsidiary of Bank of America, N.A.

22

Columbia Marsico International Opportunities Fund

Portfolio Manager's commentary (continued)

How have you positioned the fund to reflect your outlook for the period ahead?

As of March 31, 2006, the fund's primary economic sector allocations included financials, consumer discretionary, industrials, information technology, materials and consumer staples. The fund's most significant country allocations at period-end were Japan, Switzerland, Mexico, United Kingdom, Canada, Germany and France. Country-level weights generally are a residual of the fund's "bottom-up" stock selection process rather than a central facet of the investment strategy.

James G. Gendelman has managed the fund since August 2000. He is affiliated with Marsico Capital Management, LLC, investment sub-advisor to the fund.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

International investing may involve certain risks, including foreign taxation, currency fluctuations, risks associated with possible differences in financial standards and other monetary and political risks.

Some of the countries the fund invests in are considered emerging economies, which means there may be greater risks associated with investing there than in more developed countries. In addition, concentration of investments in a single region may result in greater volatility.

Past performance is no guarantee of future results.

23

Columbia Marsico International Opportunities Fund

Shareholder expense example

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

•  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

•  For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

10/01/05-03/31/06

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual		Hypothetical	Actual	Hypothetical	Actual	Hypothetical
Class A	1,000.00	1,000.00	1,208.78	1,018.25	7.38	6.74	1.34
Class B	1,000.00	1,000.00	1,204.29	1,014.51	11.49	10.50	2.09
Class C	1,000.00	1,000.00	1,205.19	1,014.51	11.49	10.50	2.09
Class R	1,000.00	1,000.00	1,066.10	1,006.63	3.20	3.10	1.59
Class Z	1,000.00	1,000.00	1,210.72	1,019.50	6.01	5.49	1.09

Expenses paid during the period are equal to the fund's respective class annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transaction costs, such as sales charges or redemption or exchange fees.

24

Columbia Marsico International Opportunities Fund

Portfolio breakdown (as a % of net assets as of 03/31/06)

Portfolio holdings are current
as of March 31, 2006, are
subject to change and may not be representative of current holdings.

*Includes other assets & liabilities.

Top 10 holdings
1	Cemex SA de CV	4.1%
2	Continental AG	4.0%
3	America Movil SA de CV	3.8%
4	Telefonaktiebolaget LM Ericsson	3.7%
5	UBS AG	3.4%
6	Hypo Real Estate Holding AG	3.0%
7	Canandian National Railway Co,	2.9%
8	Talisman Energy, Inc.	2.9%
9	Shoppers Drug Mart Corp.	2.7%
10	ABB Ltd.	2.5%

The top 10 holdings are presented to illustrate examples of the securities in which the Fund invests.

25

Columbia Marsico International Opportunities Fund

Performance

Growth of a $10,000 investment

Average annual total return

Class A shares

Since inception	NAV**	MOP*
(08/01/00 through 03/31/06)	8.49%	7.36%

The chart to the left shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia Marsico International Opportunities Fund from the inception of the share class. The MSCI EAFE Index (Europe, Australasia, Far East) is an unmanaged, market capitalization index that is designed to measure developed market equity performance, excluding U.S. and Canada. The index is unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing. The performance of Class B, C, R and Z shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

  Columbia Marsico International Opportunities Fund - A
Without Sales Charge

  Columbia Marsico International Opportunities Fund - A With Sales Charge

  MSCI EAFE Index

Total return (as of 03/31/06)

	Class A		Class B		Class C		Class R†^	Class Z^
	NAV**	MOP*	NAV**	CDSC***	NAV**	CDSC***
Inception date	08/01/00		08/01/00		08/01/00		01/23/06	08/01/00
1 year performance	35.26%	27.44%	34.22%	29.22%	34.32%	33.32%	35.26%	35.53%
Average annual returns
5 years	14.65%	13.30%	13.80%	13.56%	13.81%	13.81%	14.65%	14.93%
Since inception	8.49%	7.36%	7.68%	7.56%	7.69%	7.69%	8.49%	8.77%

Performance presented here represents past performance, which cannot guarantee future results. The investment return and principal value of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted here. Performance data for the most recent month end may be obtained at www.columbiafunds.com. The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment advisor and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Had sales charges, if any, been reflected, returns would have been lower. Class A shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge. Returns for Class B shares reflect a CDSC fee of 5.00% in the first year after purchase that declines to 1.00% in the sixth year and is eliminated thereafter. Returns for Class C shares reflect a CDSC fee of 1.00% in the first year after purchase.

†The returns for Class R include the returns of Class A prior to 01/23/06, the date on which Class R was initially offered by the fund.

^Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class R shares are sold at net asset value. Class R and Class Z shares have limited eligibility and the investment minimum requirement may vary. All results shown assume reinvestment of distributions. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

26

Columbia Global Value Fund

Investment portfolio  March 31, 2006

Shares		Value ($)
	Common stocks — 99.5%
	Consumer discretionary — 14.1%
	Auto components — 0.5%
135,100	Goodyear Tire & Rubber Co.(a)	1,956,248
	Automobiles — 8.8%
95,900	DaimlerChrysler AG, Registered Shares	5,503,103
1,190,800	Ford Motor Co.	9,478,768
482,400	General Motors Corp.	10,260,648
85,673	Volkswagen AG	6,461,408
		31,703,927
	Leisure equipment & products — 2.8%
212,290	Eastman Kodak Co.	6,037,528
121,000	Fuji Photo Film Co., Ltd.	4,040,894
		10,078,422
	Multiline Retail — 2.0%
746,119	Marks & Spencer Group PLC	7,203,441
		50,942,038
	Consumer staples — 19.8%
	Food & staples retailing — 11.4%
127,400	Albertson's, Inc.	3,270,358
1,079,400	J Sainsbury PLC	6,228,918
557,080	Koninklijke Ahold NV(a)	4,344,103
136,120	Koninklijke Ahold NV(a)(b)	1,061,462
455,219	Kroger Co.	9,268,259
534,200	Safeway, Inc.	13,419,104
1,179,232	William Morrison Supermarkets PLC	3,892,886
		41,485,090
	Food products — 6.9%
37,600	Nestle SA, Registered Shares	11,163,131
162,400	Unilever NV	11,259,342
246,100	Unilever PLC	2,516,295
		24,938,768
	Tobacco — 1.5%
75,500	Altria Group, Inc.	5,349,930
		71,773,788
	Energy — 0.5%
	Oil, gas & consumable fuels — 0.5%
162,100	El Paso Corp.	1,953,305
	Financials — 11.4%
	Commercial banks — 6.1%
238,774	ABN AMRO Holding NV	7,141,955
890,178	Banca Intesa S.p.A.	5,313,983
372	Mitsubishi USJ Financial Group, Inc.	5,666,261
525,200	UniCredito Italiano SpA	3,787,745
		21,909,944
	Diversified financial services — 0.8%
72,700	JPMorgan Chase & Co.	3,027,228

Shares		Value ($)
	Insurance — 4.5%
171,451	Aegon NV	3,166,075
28,700	Loews Corp.	2,904,440
296	Millea Holdings, Inc. Tokyo	5,842,357
18,877	Zurich Financial Services AG, Registered Shares(a)	4,429,493
		16,342,365
		41,279,537
	Health care — 17.6%
	Health care providers & services — 0.8%
413,200	Tenet Healthcare Corp.(a)	3,049,416
	Pharmaceuticals — 16.8%
422,900	Bristol-Myers Squibb Co.	10,407,569
318,900	Daiichi Sankyo Co., Ltd.	7,268,296
209,400	GlaxoSmithKline PLC	5,469,814
362,400	Merck & Co., Inc.	12,767,352
484,800	Pfizer, Inc.	12,081,216
61,949	Sanofi-Aventis	5,894,599
353,000	Schering-Plough Corp.	6,703,470
		60,592,316
		63,641,732
	Industrials — 0.1%
	Commercial services & supplies — 0.1%
342,100	Contex Participacoes SA, ADR	428,686
	Information technology — 12.4%
	Communications equipment — 4.6%
697,000	Alcatel SA(a)	10,747,271
1,972,860	Lucent Technologies, Inc.(a)	6,017,223
		16,764,494
	Electronic equipment & instruments — 2.5%
1,298,000	Hitachi Ltd.	9,186,475
	IT services — 0.4%
201,500	Unisys Corp.(a)	1,388,335
	Office electronics — 1.5%
348,600	Xerox Corp.(a)	5,298,720
	Semiconductors & semiconductor equipment — 3.4%
330,000	Micron Technology, Inc.(a)	4,857,600
403,300	STMicroelectronics NV	7,435,982
		12,293,582
		44,931,606
	Materials — 1.2%
	Chemicals — 1.2%
80,800	Akzo Nobel NV	4,285,532

See Accompanying Notes to Financial Statements.

27

Columbia Global Value Fund

Investment portfolio (continued)  March 31, 2006

Shares		Value ($)
	Telecommunication services — 22.4%
	Diversified telecommunication services — 22.4%
285,500	AT&T, Inc.	7,719,920
312,800	BellSouth Corp.	10,838,520
49,700	Brasil Telecom Participacoes SA, ADR	1,803,613
1,664,893	BT Group PLC	6,442,764
492,603	Deutsche Telekom AG, Registered Shares	8,302,546
22,790	KT Corp.	915,696
272,820	KT Corp., ADR	5,811,066
2,231	Nippon Telegraph & Telephone Corp.	9,604,586
342,100	Tele Norte Leste Participacoes SA, ADR	5,706,228
1,911,493	Telecom Italia S.p.A.	5,582,203
518,274	Telefonica SA	8,122,804
303,100	Telefonos de Mexico SA de CV, ADR, Class L	6,813,688
92,800	Verizon Communications, Inc.	3,160,768
		80,824,402
	Total common stocks (Cost of $294,118,166)	360,060,626

Total investments (Cost of $294,118,166)(c)	99.5%	360,060,626
Other assets & liabilities, net	0.5%	1,745,086
Net assets	100.0%	361,805,712

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2006, these securities, which are not illiquid, amounted to $1,061,462, which represents 0.3% of net assets.

(c)  Cost for federal income tax purposes is $294,118,166.

The Fund was invested in the following countries at March 31, 2006:

Summary of Securities by Country	Value ($)	% of Total Investments
United States	151,215,924	42.0%
Japan	41,608,868	11.6
Netherlands	38,694,453	10.7
United Kingdom	31,754,118	8.8
Germany	20,267,058	5.6
France	16,641,870	4.6
Switzerland	15,592,623	4.3
Italy	14,683,931	4.1
Spain	8,122,804	2.3
Brazil	7,938,527	2.2
Mexico	6,813,688	1.9
South Korea	6,726,762	1.9
	360,060,626	100.0%

Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

28

Columbia International Value Fund

Investment portfolio  March 31, 2006

Shares			Value ($)
	Investment company — 100.1%
	Investment in Columbia Funds Master Investment Trust, Columbia International Value Master Portfolio (a)		3,881,576,276
	Total investments	100.1%	3,881,576,276
	Other assets & liabilities, net	(0.1)%	(2,074,642)
	Net assets	100.0%	3,879,501,634

Notes to Investment Portfolio:

(a)  The financial statements of the Columbia International Value Master Portfolio, including its investment portfolio, are included elsewhere within this report and should be read in conjunction with the Columbia International Value Fund's financial statements.

Columbia International Value Fund invests only in Columbia International Value Master Portfolio. At March 31, 2006, Columbia International Value Fund owned 87.1% of Columbia International Value Master Portfolio. Columbia International Value Master Portfolio was invested in the following countries at March 31, 2006:

Summary of Securities by Country	% of Total Investments
Japan	17.0%
United Kingdom	15.1
Netherlands	10.8
France	9.3
Germany	9.1
Switzerland	5.6
Italy	5.3
South Korea	5.2
Singapore	4.2
Brazil	3.9
Spain	3.4
Portugal	2.3
Canada	1.8
Venezuela	1.4
Bermuda	1.2
Mexico	1.2
Taiwan	1.2
United States*	1.0
New Zealand	1.0
100.0%

*  Includes Short-Term Obligation.

Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.

See Accompanying Notes to Financial Statements.

29

Columbia Multi-Advisor International Equity Fund

Investment portfolio  March 31, 2006

Shares		Value ($)
	Common stocks — 96.2%
	Consumer discretionary — 16.5%
	Auto components — 2.1%
358,809	Continental AG	39,470,203
	Automobiles — 2.6%
179,271	Bayerische Motoren Werke (BMW) AG	9,864,282
253,400	Honda Motor Co., Ltd.	15,690,678
424,000	Toyota Motor Corp.	23,094,872
		48,649,832
	Hotels, restaurants & leisure — 2.5%
3,053,213	Compass Group PLC	12,098,441
1,260,814	Enterprise Inns PLC	20,835,916
8,767,918	Shangri-La Asia Ltd.	14,105,564
		47,039,921
	Household durables — 1.3%
525,149	Koninklijke (Royal) Philips Electronics NV	17,718,657
158,300	Misawa Homes Holdings, Inc.(a)	7,952,479
		25,671,136
	Leisure equipment & products — 1.7%
512,500	Konica Minolta Holdings, Inc.	6,542,616
84,700	Sankyo Co., Ltd.	5,805,464
473,815	Sega Sammy Holdings, Inc.	19,251,373
		31,599,453
	Media — 2.3%
487,640	Grupo Televisa SA	9,704,036
365,407	JC Decaux SA(a)	9,889,704
544,780	Mediaset S.p.A.	6,406,484
144,739	Publicis Groupe	5,636,362
1,259,535	Reuters Group PLC	8,677,719
85,060	Vivendi Universal SA	2,911,762
		43,226,067
	Multiline retail — 0.8%
5,792,000	Seiyu Ltd.(a)	15,459,713
	Specialty retail — 2.3%
1,572,000	Esprit Holdings Ltd.	12,234,612
2,708,200	Kingfisher PLC	11,252,492
173,500	Yamada Denki Co., Ltd.	19,942,246
		43,429,350
	Textiles, apparel & luxury goods — 0.9%
172,949	LVMH Moet Hennessy Louis Vuitton SA	16,931,045
		311,476,720
	Consumer staples — 8.6%
	Beverages — 1.1%
1,266,517	Diageo PLC	19,948,754

Shares		Value ($)
	Food & staples retailing — 2.6%
258,899	Carrefour SA	13,751,467
175,989	Metro AG	9,000,509
706,629	Shoppers Drug Mart Corp.	26,895,285
		49,647,261
	Food products — 1.7%
1,089,998	Tate & Lyle PLC	10,815,293
126,793	Unilever NV	8,790,676
1,281,818	Unilever PLC	13,106,184
		32,712,153
	Household products — 1.3%
678,439	Reckitt Benckiser PLC	23,883,289
	Tobacco — 1.9%
926,792	British American Tobacco PLC	22,466,945
4,055	Japan Tobacco, Inc.	14,252,643
		36,719,588
		162,911,045
	Energy — 7.3%
	Energy equipment & services — 0.6%
725,868	Stolt Offshore SA(a)	11,257,453
	Oil, gas & consumable fuels — 6.7%
740,200	BP PLC	8,503,212
115,610	CNOOC Ltd., ADR	9,038,390
22,538,000	PetroChina Co., Ltd., Class H	23,767,710
166,180	Petroleo Brasileiro SA, ADR	14,402,821
354,833	Royal Dutch Shell PLC, Class A	11,102,708
528,188	Royal Dutch Shell PLC, Class B	17,181,645
545,257	Talisman Energy, Inc.	28,956,492
54,703	Total SA	14,420,165
		127,373,143
		138,630,596
	Financials — 23.6%
	Capital markets — 2.6%
269,503	Credit Suisse Group, Registered Shares	15,110,397
311,562	UBS AG, Registered Shares	34,126,776
		49,237,173
	Commercial banks — 9.1%
402,668	ABN AMRO Holding NV	12,044,178
422,581	Allied Irish Banks PLC	10,069,908
591,827	Anglo Irish Bank Corp., PLC	9,740,784
16,299	BNP Paribas SA(a)(b)	1,462,631
162,996	BNP Paribas SA	15,128,136
666,549	Depfa Bank PLC	11,869,671
265,021	Erste Bank der oesterreichischen Sparkassen AG	15,627,994
66,885	Erste Bank der oesterreichischen Sparkassen AG(a)(b)	3,886,413
697,891	HBOS PLC	11,646,783
631,516	ICICI Bank Ltd., ADR	17,480,363
1,460	Mitsubishi USJ Financial Group, Inc.	22,238,551

See Accompanying Notes to Financial Statements.

30

Columbia Multi-Advisor International Equity Fund

Investment portfolio (continued)  March 31, 2006

Shares		Value ($)
	Commercial banks — (continued)
544,287	Royal Bank of Scotland Group PLC	17,698,606
87,850	Shinhan Financial Group Co. Ltd.	3,905,834
178,798	Uniao de Bancos Brasileiros SA, GDR	13,214,960
656,000	United Overseas Bank Ltd.	6,331,431
		172,346,243
	Consumer finance — 1.5%
290,600	Credit Saison Co., Ltd.	16,021,492
202,470	Takefuji Corp.	12,717,621
		28,739,113
	Diversified financial services — 2.0%
137,390	Acom Co., Ltd.	8,067,335
490,507	ING Groep NV	19,335,481
9,036	NETeller PLC(a)	114,934
169,100	Promise Co. Ltd.	10,234,096
		37,751,846
	Insurance — 3.3%
906,794	Aviva PLC	12,597,376
495,023	AXA SA	17,312,749
241,490	Manulife Finiancial Corp.	15,148,827
75,127	Zurich Financial Services AG, Registered Shares(a)	17,628,569
		62,687,521
	Real estate — 3.5%
5,290,000	CapitaLand Ltd.	15,846,739
478,881	Gafisa SA(a)	5,129,603
2,237,000	Henderson Land Development Co., Ltd.	12,363,398
346,665	Leopalace21 Corp.	13,025,441
1,289,012	Multiplex Group	2,827,648
579,000	Sumitomo Realty & Development Co., Ltd.	16,033,570
		65,226,399
	Thrifts & mortgage finance — 1.6%
434,485	Hypo Real Estate Holding AG	29,688,247
		445,676,542
	Health care — 6.1%
	Biotechnology — 0.8%
353,167	CSL Ltd.	13,832,055
	Pharmaceuticals — 5.3%
313,500	Astellas Pharma, Inc.	11,909,480
828,260	GlaxoSmithKline PLC	21,635,284
238,459	Novartis AG, Registered Shares	13,263,417
125,070	Roche Holding AG, Genusschein Shares	18,624,478
226,566	Sanofi-Aventis(b)	21,558,309
233,000	Takeda Pharmaceutical Co., Ltd.	13,274,889
		100,265,857
		114,097,912

Shares		Value ($)
	Industrials — 11.3%
	Aerospace & defense — 1.0%
2,513,392	BAE Systems PLC	18,376,067
	Air freight & logistics — 1.4%
524,787	Deutsche Post AG, Registered Shares	13,158,347
379,777	TNT NV	13,121,758
		26,280,105
	Building products — 0.2%
4,195	Geberit AG, Registered Shares	4,002,497
	Construction & engineering — 1.6%
467,387	Barratt Developments PLC	8,574,584
210,454	Vinci SA	20,719,960
		29,294,544
	Electrical equipment — 1.4%
1,985,919	ABB Ltd.(a)	25,031,640
1,414,773	Shanghai Electric Group Co., Ltd., Class H(a)	596,013
		25,627,653
	Industrial conglomerates — 0.1%
17,676	Siemens AG, Registered Shares	1,648,278
	Machinery — 1.8%
107,119	Fanuc Ltd.	10,309,259
25,228	Vallourec	24,347,478
		34,656,737
	Marine — 0.8%
288,800	Frontline Ltd.	9,617,496
159,662	Stolt-Nielsen SA	4,912,697
		14,530,193
	Road & rail — 1.5%
637,324	Canadian National Railway Co.	28,858,031
	Trading companies & distributors — 0.5%
1,929,000	Marubeni Corp.	10,099,355
	Transportation infrastructure — 1.0%
5,592,343	Macquarie Airports(b)	13,476,383
2,043,361	Macquarie Infrastructure Group(b)	5,564,991
		19,041,374
		212,414,834
	Information technology — 7.3%
	Communications equipment — 2.0%
982,155	Telefonaktiebolaget LM Ericsson, ADR	37,046,887

See Accompanying Notes to Financial Statements.

31

Columbia Multi-Advisor International Equity Fund

Investment portfolio (continued)  March 31, 2006

Shares		Value ($)
	Electronic equipment & instruments — 1.7%
548,120	Celestica, Inc.(a)	6,256,317
146,700	Murata Manufacturing Co., Ltd.	9,938,797
684,000	Nippon Electric Glass Co., Ltd.	17,012,169
		33,207,283
	Office electronics — 0.7%
211,042	Canon, Inc.	13,941,461
	Semiconductors & semiconductor equipment — 2.9%
84,000	Advantest Corp.	9,970,089
68,134	Samsung Electronics Co., Ltd.	44,060,530
		54,030,619
		138,226,250
	Materials — 6.7%
	Chemicals — 3.2%
350,574	Lonza Group AG, Registered Shares	24,031,458
252,980	Syngenta AG(a)	35,559,899
		59,591,357
	Construction materials — 2.8%
623,624	Cemex SA de CV	40,710,175
333,012	CRH PLC, ADR, COP	11,643,752
		52,353,927
	Metals & mining — 0.7%
52,647	POSCO	13,481,154
		125,426,438
	Telecommunication services — 6.7%
	Diversified telecommunication services — 3.1%
1,651,817	BT Group PLC	6,392,163
640,477	France Telecom SA(b)	14,392,870
338,860	Rogers Communications, Inc., Class B	12,926,500
713,682	Telefonica SA	11,185,394
1,300,680	Telenor ASA	14,008,478
		58,905,405
	Wireless telecommunication services — 3.6%
1,092,949	America Movil SA de CV, ADR, Series L	37,444,433
1,998,329	Carphone Warehouse Group PLC	10,731,287
48,505	SK Telecom Co., Ltd.	9,600,502
4,775,196	Vodafone Group PLC	9,981,200
		67,757,422
		126,662,827

Shares		Value ($)
	Utilities — 2.2%
	Electric utilities — 0.5%
80,414	E.ON AG	8,836,431
	Gas utilities — 0.1%
157,597	Enagas SA	3,123,017
	Multi-utilities — 1.6%
155,114	Suez SA	6,118,748
433,295	Veolia Environnement	24,047,832
		30,166,580
		42,126,028
	Total common stocks (Cost of $1,408,797,760)	1,817,649,192
	Investment company — 3.5%
66,685,387	SSgA Prime Money Market Fund	66,685,387
	Total investment company (Cost $66,685,387)	66,685,387
Units
	Rights — 0.0%
	Industrials — 0.0%
	Construction & engineering — 0.0%
210,454	Vinci SA(a)(b)	451,418
	Total rights (Cost of $0)	451,418
	Warrants — 0.0%
	Materials — 0.0%
	Chemicals — 0.0%
36,389	Syngenta AG(a)(b)	45,778
	Total warrants (Cost of $40,242)	45,778

Total investments (Cost of $1,470,523,389)(c)	99.8%	1,884,831,775
Other assets & liabilities, net	0.2%	4,335,343
Net assets	100.0%	1,889,167,118

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2006, these securities, which are not illiquid, amounted to $60,838,793, which represents 3.2% of net assets.

(c)  Cost for federal income tax purposes is $1,482,601,422.

See Accompanying Notes to Financial Statements.

32

Columbia Multi-Advisor International Equity Fund

Investment portfolio (continued)  March 31, 2006

The Fund invested in the following countries at March 31, 2006:

Summary of Securities by Country	Value ($) (000)	% of Total Investments
Japan	322,785,689	17.1%
United Kingdom	297,620,883	15.8
France	209,080,635	11.1
Switzerland	187,424,909	9.9
Canada	119,041,452	6.3
Germany	111,666,298	5.9
United States*	102,643,059	5.5
Mexico	87,858,643	4.7
South Korea	71,048,019	3.8
Netherlands	71,010,750	3.8
Ireland	43,324,116	2.3
Sweden	37,046,887	2.0
Australia	35,701,078	1.9
Brazil	32,747,384	1.7
China	24,363,723	1.3
Singapore	22,178,171	1.2
Hong Kong	21,401,787	1.1
Austria	19,514,407	1.0
India	17,480,363	0.9
Luxembourg	16,170,149	0.9
Spain	14,308,411	0.8
Norway	14,008,478	0.7
Italy	6,406,484	0.3
	1,884,831,775	100.0%

*  Includes Investment Company.

Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.

Acronym	Name
ADR	American Depositary Receipt

GDR	Global Depositary Receipt

COP	Certificate of Participation

See Accompanying Notes to Financial Statements.

33

Columbia Marsico International Opportunities Fund

Investment portfolio  March 31, 2006

Shares		Value ($)
	Common stocks — 94.9%
	Consumer discretionary — 20.8%
	Auto components — 4.0%
708,422	Continental AG	77,928,816
	Automobiles — 2.3%
831,200	Toyota Motor Corp.	45,274,664
	Hotels, restaurants & leisure — 3.5%
2,471,724	Enterprise Inns PLC	40,847,129
17,071,665	Shangri-La Asia Ltd.	27,464,383
		68,311,512
	Household durables — 0.8%
310,400	Misawa Homes Holdings, Inc.(a)	15,593,490
	Leisure equipment & products — 1.9%
935,447	Sega Sammy Holdings, Inc.	38,007,743
	Media — 1.9%
946,796	Grupo Televisa SA, ADR	18,841,240
716,352	JC Decaux SA(a)	19,387,996
		38,229,236
	Multiline retail — 1.5%
11,436,000	Seiyu Ltd.(a)	30,524,393
	Specialty retail — 3.2%
3,081,500	Esprit Holdings Ltd.	23,982,797
342,500	Yamada Denki Co., Ltd.	39,367,258
		63,350,055
	Textiles, apparel & luxury goods — 1.7%
341,466	LVMH Moet Hennessy Louis Vuitton SA	33,428,214
		410,648,123
	Consumer staples — 7.9%
	Beverages — 1.9%
2,465,948	Diageo PLC	38,840,846
	Food & staples retailing — 3.6%
345,003	Metro AG	17,644,299
1,387,212	Shoppers Drug Mart Corp.	52,799,223
		70,443,522
	Household products — 2.4%
1,331,463	Reckitt Benckiser PLC	46,871,887
		156,156,255
	Energy — 6.4%
	Energy equipment & services — 1.1%
1,418,835	Stolt Offshore SA(a)	22,004,645

Shares		Value ($)
	Oil, gas & consumable fuels — 5.3%
229,544	CNOOC Ltd., ADR	17,945,750
324,383	Petroleo Brasileiro SA, ADR	28,114,275
1,080,182	Talisman Energy, Inc.	57,364,291
		103,424,316
		125,428,961
	Financials — 21.2%
	Capital markets — 3.4%
617,100	UBS AG, Registered Shares	67,593,716
	Commercial banks — 8.2%
1,160,229	Anglo Irish Bank Corp., PLC	19,096,021
140,775	Erste Bank der oesterreichischen Sparkassen AG(a)(b)	8,179,857
516,710	Erste Bank der oesterreichischen Sparkassen AG	30,469,815
1,238,038	ICICI Bank Ltd., ADR	34,268,892
2,863	Mitsubishi USJ Financial Group, Inc.	43,608,885
349,013	Uniao de Bancos Brasileiros SA, GDR	25,795,551
		161,419,021
	Consumer finance — 1.6%
568,700	Credit Saison Co., Ltd.	31,353,827
	Real estate — 5.0%
10,370,000	CapitaLand Ltd.	31,064,402
909,200	Gafisa SA(a)	9,739,028
679,720	Leopalace21 Corp.	25,539,505
1,134,000	Sumitomo Realty & Development Co., Ltd.	31,402,536
		97,745,471
	Thrifts & mortgage finance — 3.0%
857,834	Hypo Real Estate Holding AG	58,615,575
		416,727,610
	Health care — 3.2%
	Biotechnology — 1.4%
692,355	CSL Ltd.	27,116,613
	Pharmaceuticals — 1.8%
246,935	Roche Holding AG, Genusschein Shares	36,771,692
		63,888,305
	Industrials — 10.0%
	Electrical equipment — 2.6%
3,920,947	ABB Ltd.(a)	49,421,822
2,733,854	Shanghai Electric Group Co., Ltd., Class H(a)	1,151,712
		50,573,534
	Machinery — 3.5%
210,019	Fanuc Ltd.	20,212,476
49,380	Vallourec	47,656,511
		67,868,987

See Accompanying Notes to Financial Statements.

34

Columbia Marsico International Opportunities Fund

Investment portfolio (continued)  March 31, 2006

Shares		Value ($)
	Road & rail — 2.9%
1,278,090	Canadian National Railway Co.	57,871,916
	Trading companies & distributors — 1.0%
3,782,000	Marubeni Corp.	19,800,810
		196,115,247
	Information technology — 9.3%
	Communications equipment — 3.7%
1,950,599	Telefonaktiebolaget LM Ericsson, ADR	73,576,594
	Electronic equipment & instruments — 2.7%
287,600	Murata Manufacturing Co., Ltd.	19,484,650
1,339,000	Nippon Electric Glass Co., Ltd.	33,303,062
		52,787,712
	Semiconductors & semiconductor equipment — 2.9%
164,600	Advantest Corp.	19,536,627
58,090	Samsung Electronics Co., Ltd.	37,565,330
		57,101,957
		183,466,263
	Materials — 8.9%
	Chemicals — 4.9%
687,258	Lonza Group AG, Registered Shares	47,110,773
346,214	Syngenta AG(a)	48,665,249
		95,776,022
	Construction materials — 4.0%
1,222,564	Cemex SA de CV, ADR, COP	79,808,978
		175,585,000
	Telecommunication services — 4.8%
	Wireless telecommunication services — 4.8%
2,165,188	America Movil SA de CV, ADR, Series L	74,179,341
3,917,483	Carphone Warehouse Group PLC	21,037,394
		95,216,735
	Utilities — 2.4%
	Multi-utilities — 2.4%
849,423	Veolia Environnement	47,142,897
	Total common stocks (Cost of $1,440,918,606)	1,870,375,396
	Investment company — 4.5%
88,631,245	SSgA Prime Money Market Fund	88,631,245
	Total investment company (Cost of $88,631,245)	88,631,245

Units		Value ($)
	Warrants — 0.0%
	Materials — 0.0%
	Chemicals — 0.0%
70,317	Syngenta AG	88,459
	Total warrants (Cost of $77,763)	88,459

Total investments (Cost of $1,529,627,614)(c)	99.4%	1,959,095,100
Other assets & liabilities, net	0.6%	10,942,898
Net assets	100.0%	1,970,037,998

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2006, these securities, which are not illiquid, amounted to $8,179,857, which represents 0.4% of net assets.

(c)  Cost for federal income tax purposes is $1,537,700,005.

The Fund invested in the following countries at March 31, 2006:

Summary of Securities by Country	Value ($)	% of Total Investments
Japan	413,009,926	21.1%
Switzerland	249,651,711	12.7
Mexico	172,829,559	8.8
Canada	168,035,430	8.6
Germany	154,188,690	7.9
France	147,615,618	7.5
United Kingdom	147,597,256	7.5
United States*	88,631,245	4.5
Sweden	73,576,594	3.8
Hong Kong	69,392,930	3.5
Brazil	63,648,854	3.3
Austria	38,649,672	2.0
South Korea	37,565,330	1.9
India	34,268,892	1.8
Singapore	32,216,114	1.6
Australia	27,116,613	1.4
Luxembourg	22,004,645	1.1
Ireland	19,096,021	1.0
	1,959,095,100	100.0%

*  Includes Investment Company.

Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.

Acronym	Name
ADR	American Depositary Receipt

GDR	Global Depositary Receipt

COP	Certificate of Participation

See Accompanying Notes to Financial Statements.

35

Columbia Funds

Statements of assets and liabilities  March 31, 2006

	Global Value Fund(a)($)	International Value Fund(a)($)	Multi-Advisor International Equity Fund(a)(b)($)	Marsico International Opportunities Fund(a)(b)($)
Assets:
Unaffiliated investments, at identified cost	294,118,166	—	1,470,523,389	1,529,627,614
Affiliated investments, at identified cost	—	2,954,544,871	—	—
Total investments, at identified cost	294,118,166	2,954,544,871	1,470,523,389	1,529,627,614
Unaffiliated Investments, at value	360,060,626	—	1,884,831,775	1,959,095,100
Affiliated investments, at value	—	3,881,576,276	—	—
Total investments, at value	360,060,626	3,881,576,276	1,884,831,775	1,959,095,100
Cash	—	—	791,826	7,913,159
Foreign currency (cost of $39,172, $0, $2,633,308 and $627,512, respectively)	39,172	—	2,636,348	629,538
Receivable for:
Investments sold	3,332,295	—	1,782,862	—
Capital stock sold	3,009	1,062,003	4,469,880	5,511,193
Interest	—	—	226,789	232,380
Dividends	805,553	—	4,676,533	2,942,281
Foreign tax reclaim	70,163	—	455,214	355,228
Total assets	364,310,818	3,882,638,279	1,899,871,227	1,976,678,879
Liabilities:
Payable to custodian bank	779,564	—	—	—
Payable for:
Investments purchased	—	—	7,395,488	4,403,223
Capital stock redeemed	1,113,816	1,811,274	1,775,518	398,526
Investment advisory fee	277,477	—	986,620	1,244,836
Administration fee	43,234	545,797	246,486	329,439
Transfer agent fee	40,781	209,342	14,280	25,422
Trustees' fees	34,480	36,290	113,787	40,357
Pricing and bookkeeping fees	15,298	4,558	16,928	16,348
Service and distribution fees	132,242	442,603	14,855	85,606
Custody fee	5,804	100	72,083	41,654
Chief compliance officer expenses	1,598	3,750	3,750	3,557
Other liabilities	60,812	82,931	64,314	51,913
Total liabilities	2,505,106	3,136,645	10,704,109	6,640,881
Net assets	361,805,712	3,879,501,634	1,889,167,118	1,970,037,998
Net assets consist of:
Paid-in capital	270,910,571	2,727,765,296	1,400,505,949	1,441,980,835
Undistributed (overdistributed) net investment income	(37,653)	(1,362,887)	2,959,262	(188,173)
Accumulated net realized gain (loss)	24,999,492	226,067,820	71,405,071	98,776,961
Unrealized appreciation (depreciation) on:
Investments	65,942,460	927,031,405	414,308,386	429,467,486
Foreign currency translations	(9,158)	—	(11,550)	889
Net assets	361,805,712	3,879,501,634	1,889,167,118	1,970,037,998
Class A
Net assets	119,611,453	1,010,360,805	39,329,758	150,042,805
Shares outstanding	9,460,023	40,457,363	2,399,573	10,226,699
Net asset value per share(c)(d)	12.64	24.97	16.39	14.67
Maximum sales charge	5.75%	5.75%	5.75%	5.75%
Maximum offering price per share(e)	13.41	26.49	17.39	15.56
Class B
Net assets	32,563,936	114,931,906	4,712,412	28,882,849
Shares outstanding	2,625,471	4,683,159	307,788	2,037,761
Net asset value and offering price per share(c)(d)	12.40	24.54	15.31	14.17
Class C
Net assets	92,558,208	168,819,417	3,276,168	46,364,659
Shares outstanding	7,460,785	6,885,835	216,050	3,269,905
Net asset value and offering price per share(c)(d)	12.41	24.52	15.16	14.18
Class R
Net assets	—	—	10,508	10,546
Shares outstanding	—	—	641	719
Net asset value, redemption and offering price per share	—	—	16.38	14.67
Class Z
Net assets	117,072,115	2,585,389,506	1,841,838,272	1,744,737,139
Shares outstanding	9,201,399	103,063,732	111,104,960	117,617,172
Net asset value, redemption and offering price per share	12.72	25.09	16.58	14.83

(a)    On August 22, 2005, the Fund's Investor A, Investor B, and Investor C, and Primary A shares were redesignated Class A, Class B, Class C, and Class Z shares, respectively.

  (b)  Class R shares commenced operation on January 23, 2006.

  (c)  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.

  (d)  Redemption price per share is equal to net asset value less any applicable redemption fees.

  (e)  On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

36

Columbia Funds

Statements of operations

For the Year Ended March 31, 2006

	Global Value Fund(a)($)	International Value Fund(a)($)	Multi-Advisor International Equity Fund(a)(b)($)	Marsico International Opportunities Fund(a)(b)($)
Net investment income
Income
Dividends	10,903,124	—	38,633,014	30,339,400
Dividends from affiliates	33,717	—	235,904	197,255
Interest	140,297	—	1,675,738	1,410,273
Securities lending	115,546	—	352,757	218,243
Foreign taxes withheld	(610,493)	—	(2,375,002)	(1,820,667)
Allocated from master portfolio:
Dividends	—	101,866,742	—	—
Dividends from affiliates	—	4,427,105	—	—
Interest	—	1,300,591	—	—
Securities lending	—	702,496	—	—
Foreign taxes withheld	—	(10,157,472)	—	—
Total income	10,582,191	98,139,462	38,522,411	30,344,504
Expenses
Expenses allocated from master portfolio	—	29,213,656	—	—
Investment advisory fee	3,409,435	—	9,737,323	11,179,126
Administration fee	607,094	6,173,316	2,486,178	3,021,701
Distribution fee:
Class B	248,786	818,802	53,128	151,228
Class C	719,093	1,195,430	21,804	203,535
Class R	—	—	10	10
Service fee:
Class A	309,064	2,289,050	84,164	196,000
Class B	82,901	272,934	17,830	50,397
Class C	239,622	398,477	7,269	67,836
Transfer agent fee	191,192	1,316,123	192,042	318,669
Trustees' fees	14,382	6,945	14,381	14,382
Pricing and bookkeeping fees	42,923	18,502	66,712	63,808
Custody fee	79,625	729	685,570	491,902
Chief compliance officer expenses (See Note 4)	6,486	15,000	12,029	11,437
Excise tax	—	—	295,519	—
Non-recurring costs (See Note 11)	—	2,228,554	915,341	—
Other expenses	226,499	461,823	241,116	238,117
Total operating expenses	6,177,102	44,409,341	14,830,416	16,008,148
Interest expense	3,135	10,427	—	3,087
Total expenses	6,180,237	44,419,768	14,830,416	16,011,235
Expenses waived/reimbursed by Investment Advisor	—	—	(295,519)	—
Non-recurring costs assumed by Investment Advisor (See Note 11)	—	(2,228,554)	(915,341)	—
Custody earnings credit	(10,108)	—	(76,819)	(10,108)
Net expenses	6,170,129	42,191,214	13,542,737	16,001,127
Net investment income	4,412,062	55,948,248	24,979,674	14,343,377
Net realized and unrealized gain (loss) on investments and foreign currency
Net realized gain (loss) on:
Unaffiliated investments	45,881,092	—	101,211,854	106,399,927
Affiliated investments	(118,060)	—	—	—
Foreign currency transactions	—	—	(1,056,577)	(1,228,361)
Allocated from master portfolio:
Investments	—	420,790,495	—	—
Foreign currency transactions	—	(1,063,356)	—	—
Net realized gain (loss)	45,763,032	419,727,139	100,155,277	105,171,566
Net change in unrealized appreciation (depreciation) on:
Investments	8,223,393	—	245,689,808	334,212,952
Foreign currency translations	(11,836)	—	9,135	(64,433)
Allocated from master portfolio:
Investments	—	325,598,798	—	—
Net change in unrealized appreciation (depreciation)	8,211,557	325,598,798	245,698,943	334,148,519
Net gain	53,974,589	745,325,937	345,854,220	439,320,085
Net increase resulting from operations	58,386,651	801,274,185	370,833,894	453,663,462

  (a)  On August 22, 2005, the Fund's Investor A, Investor B, Investor C and Primary A shares were redesignated Class A, Class B, Class C and Class Z shares, respectively.

  (b)  Class R shares commenced operation on January 23, 2006.

See Accompanying Notes to Financial Statements.

37

Columbia Funds

Statements of changes in net assets

	Global Value Fund		International Value Fund		Multi-Advisor International Equity Fund		Marsico International Opportunities Fund
Increase (decrease) in net assets	Year ended March 31, 2006(a)($)	Year ended March 31, 2005($)	Year ended March 31, 2006(a)($)	Year ended March 31, 2005($)	Year ended March 31, 2006(a)(b)($)	Year ended March 31, 2005($)	Year ended March 31, 2006(a)(b)($)	Year ended March 31, 2005($)
Operations
Net investment income	4,412,062	3,050,794	55,948,248	43,501,704	24,979,674	12,746,479	14,343,377	5,228,888
Net realized gain on investments and foreign currency transactions	45,763,032	27,519,735	419,727,139 (c)	309,532,155 (c)	100,155,277	135,581,030	105,171,566	49,159,358
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	8,211,557	1,157,241	325,598,798 (c)	106,500,420 (c)	245,698,943	(34,752,444)	334,148,519	(3,363,863)
Net increase resulting from operations	58,386,651	31,727,770	801,274,185	459,534,279	370,833,894	113,575,065	453,663,462	51,024,383
Distributions to shareholders
From net investment income:
Class A	(1,607,238)	(1,279,765)	(13,554,265)	(10,034,056)	(659,146)	(13,083)	(673,266)	(137,522)
Class B	(193,527)	(92,831)	(849,180)	(472,033)	(54,487)	—	(25,905)	—
Class C	(566,207)	(258,069)	(1,241,566)	(686,472)	(37,728)	—	(35,514)	—
Class Z	(1,889,769)	(1,656,619)	(41,987,784)	(34,798,478)	(31,480,778)	(2,945,023)	(13,730,080)	(4,477,360)
From net realized gains:
Class A	(10,816,648)	(9,610,748)	(80,743,259)	(30,477,237)	(117,095)	—	(2,342,643)	(386,653)
Class B	(2,930,464)	(2,648,993)	(9,872,590)	(4,056,506)	(15,697)	—	(733,735)	(162,231)
Class C	(8,527,095)	(7,641,366)	(14,428,275)	(6,041,728)	(10,870)	—	(905,216)	(163,624)
Class Z	(11,034,915)	(10,386,425)	(219,470,441)	(90,717,309)	(4,959,178)	—	(44,042,015)	(9,181,991)
Total distributions to shareholders	(37,565,863)	(33,574,816)	(382,147,360)	(177,283,819)	(37,334,979)	(2,958,106)	(62,488,374)	(14,509,381)
Net capital share transactions	(53,212,638)	(12,182,705)	(298,375,693)	(88,627,445)	314,805,596	173,530,044	497,956,843	497,995,917
Redemption fees	6,409	1,837	26,466	43,463	85,589	19,912	74,419	38,107
Net increase (decrease) in net assets	(32,385,441)	(14,027,914)	120,777,598	193,666,478	648,390,100	284,166,915	889,206,350	534,549,026
Net assets
Beginning of period	394,191,153	408,219,067	3,758,724,036	3,565,057,558	1,240,777,018	956,610,103	1,080,831,648	546,282,622
End of period	361,805,712	394,191,153	3,879,501,634	3,758,724,036	1,889,167,118	1,240,777,018	1,970,037,998	1,080,831,648
Undistributed (overdistributed) net investment income, at end of period	(37,653)	(74,914)	(1,362,887)	575,665	2,959,262	10,885,211	(188,173)	383,456

  (a)  On August 22, 2005, the Fund's Investor A, Investor B, Investor C and Primary A Shares, were redesignated Class A, Class B, Class C and Class Z shares, respectively.

  (b)  Class R shares commenced operation on January 23, 2006.

  (c)  Allocated from the Columbia International Value Master Portfolio.

See Accompanying Notes to Financial Statements.

38

Columbia Funds

Statements of changes in net assets (continued)

See Accompanying Notes to Financial Statements.

39

Columbia Funds

Statements of changes in net assets — capital stock activity

	Global Value Fund				International Value Fund
	Year Ended March 31, 2006(a)		Year Ended March 31, 2005		Year Ended March 31, 2006(a)		Year Ended March 31, 2005
	Shares	Dollars($)	Shares	Dollars($)	Shares	Dollars($)	Shares	Dollars($)
Class A (See Note 2)
Subscriptions	782,321	9,365,169	930,637	10,823,575	6,416,451	145,804,563	8,515,520	182,445,622
Distributions reinvested	627,069	7,394,243	572,183	6,553,480	3,450,611	76,113,968	1,448,221	31,919,183
Redemptions	(2,525,651)	(30,787,226)	(1,523,377)	(18,028,619)	(10,002,540)	(227,527,415)	(7,784,180)	(165,151,591)
Net increase (decrease)	(1,116,261)	(14,027,814)	(20,557)	(651,564)	(135,478)	(5,608,884)	2,179,561	49,213,214
Class B (See Note 2)
Subscriptions	52,030	603,742	58,031	648,680	63,568	1,389,435	40,969	876,036
Distributions reinvested	201,980	2,335,797	179,029	1,999,809	400,209	8,662,512	169,550	3,650,880
Redemptions	(543,340)	(6,518,689)	(301,530)	(3,490,176)	(844,568)	(18,933,756)	(668,771)	(14,389,117)
Net decrease	(289,330)	(3,579,150)	(64,470)	(841,687)	(380,791)	(8,881,809)	(478,252)	(9,862,201)
Class C
Subscriptions	251,550	2,917,979	250,227	2,806,250	296,520	6,485,987	240,137	5,085,551
Distributions reinvested	507,965	5,878,873	462,267	5,161,776	484,198	10,468,868	205,506	4,420,649
Redemptions	(1,692,295)	(20,303,890)	(834,945)	(9,640,402)	(1,301,945)	(29,006,055)	(1,434,079)	(30,083,910)
Net decrease	(932,780)	(11,507,038)	(122,451)	(1,672,376)	(521,227)	(12,051,200)	(988,436)	(20,577,710)
Class Z
Subscriptions	99,864	1,249,681	84,037	1,022,631	1,454,440	33,673,200	2,688,845	56,236,599
Distributions reinvested	215,318	2,549,447	197,747	2,276,386	5,611,054	124,261,806	2,600,076	57,637,818
Redemptions	(2,267,347)	(27,897,764)	(1,047,930)	(12,316,095)	(18,953,240)	(429,768,806)	(10,505,769)	(221,235,165)
Net decrease	(1,952,165)	(24,098,636)	(766,146)	(9,017,078)	(11,887,746)	(271,833,800)	(5,216,848)	(107,360,748)

  (a)  On August 22, 2005, the Fund's Investor A, Investor B, Investor C and Primary A shares were redesignated Class A, Class B, Class C and Class Z shares, respectively.

See Accompanying Notes to Financial Statements.

40

Columbia Funds

Statements of changes in net assets — capital stock activity (continued)

See Accompanying Notes to Financial Statements.

41

Columbia Funds

Statements of changes in net assets — capital stock activity (continued)

	Multi-Advisor International Equity Fund				Marsico International Opportunities Fund
	Year Ended March 31, 2006(a)(b)		Year Ended March 31, 2005		Year Ended March 31, 2006(a)(b)		Year Ended March 31, 2005
	Shares	Dollars($)	Shares	Dollars($)	Shares	Dollars($)	Shares	Dollars($)
Class A (See Note 2)
Subscriptions	828,166	11,591,725	478,906	5,903,423	6,971,318	91,118,859	3,339,957	37,089,812
Distributions reinvested	40,034	598,503	753	10,061	210,420	2,347,543	32,450	352,104
Redemptions	(613,569)	(8,708,059)	(617,921)	(7,581,091)	(1,582,402)	(19,129,687)	(535,873)	(5,901,090)
Net increase (decrease)	254,631	3,482,169	(138,262)	(1,667,607)	5,599,336	74,336,715	2,836,534	31,540,826
Class B (See Note 2)
Subscriptions	50,551	654,567	83,316	997,736	819,860	10,178,988	816,096	8,740,605
Distributions reinvested	4,221	59,058	—	—	58,866	608,666	11,611	118,656
Redemptions	(548,793)	(7,322,140)	(162,278)	(1,832,992)	(344,914)	(4,019,311)	(152,248)	(1,618,583)
Net increase (decrease)	(494,021)	(6,608,515)	(78,962)	(835,256)	533,812	6,768,343	675,459	7,240,678
Class C
Subscriptions	46,051	597,349	71,127	817,437	1,866,439	23,534,616	1,123,769	11,987,580
Distributions reinvested	1,695	23,496	—	—	53,792	556,701	7,492	76,942
Redemptions	(39,653)	(544,148)	(29,899)	(351,347)	(417,286)	(4,986,807)	(139,224)	(1,481,622)
Net increase	8,093	76,697	41,228	466,090	1,502,945	19,104,510	992,037	10,582,900
Class R
Subscriptions	641	10,000	—	—	719	10,000	—	—
Net increase	641	10,000	—	—	719	10,000	—	—
Class Z
Subscriptions	29,576,179	428,179,217	22,319,266	283,046,079	49,626,607	620,212,978	48,327,504	537,930,728
Distributions reinvested	945,004	14,279,007	96,081	1,297,091	982,103	10,995,097	202,502	2,198,134
Redemptions	(8,652,086)	(124,612,979)	(8,835,855)	(108,776,353)	(19,053,206)	(233,470,800)	(8,141,457)	(91,497,349)
Net increase	21,869,097	317,845,245	13,579,492	175,566,817	31,555,504	397,737,275	40,388,549	448,631,513

  (a)  On August 22, 2005, the Fund's Investor A, Investor B, Investor C and Primary A shares were redesignated Class A, Class B, Class C and Class Z shares, respectively.

  (b)  Class R shares commenced operation on January 23, 2006.

See Accompanying Notes to Financial Statements.

42

Columbia Funds

Statements of changes in net assets — capital stock activity (continued)

See Accompanying Notes to Financial Statements.

43

Columbia Funds

Financial highlights

For a share outstanding throughout each period.

	Net asset value beginning of period	Net investment income/(loss)(a)	Net realized and unrealized gain/(loss) on investments	Net increase/ (decrease) in net asset value from operations	Dividends from net investment income	Distributions from net realized gains	Total dividends and distributions	Net increase in net asset value from redemption fees
Global Value Fund
Class A Shares
Year ended 3/31/2006(c)	$11.98	$0.16	$1.76	$1.92	$(0.17)	$(1.09)	$(1.26)	$—	(d)
Year ended 3/31/2005	12.04	0.11	0.85	0.96	(0.11)	(0.91)	(1.02)	—	(d)
Year ended 3/31/2004	7.18	0.05	4.96	5.01	(0.04)	(0.11)	(0.15)	—	(d)
Year ended 3/31/2003	10.47	0.05	(3.15)	(3.10)	(0.03)	(0.16)	(0.19)	—
Period ended 3/31/2002(g)	10.00	0.04	0.45	0.49	— (d)	(0.02)	(0.02)	—
Class B Shares
Year ended 3/31/2006(c)	$11.78	$0.07	$1.71	$1.78	$(0.07)	$(1.09)	$(1.16)	$—	(d)
Year ended 3/31/2005	11.86	0.02	0.84	0.86	(0.03)	(0.91)	(0.94)	—
Year ended 3/31/2004	7.11	(0.03)	4.89	4.86	—	(0.11)	(0.11)	—	(d)
Year ended 3/31/2003	10.40	(0.01)	(3.12)	(3.13)	—	(0.16)	(0.16)	—
Period ended 3/31/2002(g)	10.00	(0.03)	0.45	0.42	—	(0.02)	(0.02)	—
Class C Shares
Year ended 3/31/2006(c)	$11.78	$0.07	$1.72	$1.79	$(0.07)	$(1.09)	$(1.16)	$—	(d)
Year ended 3/31/2005	11.86	0.02	0.84	0.86	(0.03)	(0.91)	(0.94)	—
Year ended 3/31/2004	7.11	(0.03)	4.89	4.86	—	(0.11)	(0.11)	—	(d)
Year ended 3/31/2003	10.40	(0.01)	(3.12)	(3.13)	—	(0.16)	(0.16)	—
Period ended 3/31/2002(g)	10.00	(0.03)	0.45	0.42	—	(0.02)	(0.02)	—
Class Z Shares
Year ended 3/31/2006(c)	$12.04	$0.20	$1.77	$1.97	$(0.20)	$(1.09)	$(1.29)	$—	(d)
Year ended 3/31/2005	12.10	0.14	0.85	0.99	(0.14)	(0.91)	(1.05)	—	(d)
Year ended 3/31/2004	7.21	0.07	4.99	5.06	(0.06)	(0.11)	(0.17)	—	(d)
Year ended 3/31/2003	10.50	0.07	(3.16)	(3.09)	(0.04)	(0.16)	(0.20)	—
Period ended 3/31/2002(g)	10.00	0.06	0.47	0.53	(0.01)	(0.02)	(0.03)	—

									Without waivers and/or expense reimbursements
	Net asset value end of period	Total return(b)	Net assets end of period (000)	Ratio of operating expenses to average net assets		Ratio of net investment income/(loss) to average net assets		Portfolio turnover rate	Ratio of operating expenses to average net assets
Global Value Fund
Class A Shares
Year ended 3/31/2006(c)	$12.64	16.97%	$119,611	1.45	%(e)(h)	1.32%		16%	1.45	%(e)
Year ended 3/31/2005	11.98	8.64	126,679	1.52	(e)	0.94		18	1.52	(e)
Year ended 3/31/2004	12.04	70.00	127,609	1.55	(e)	0.44		28	1.55	(e)
Year ended 3/31/2003	7.18	(29.98)	47,111	1.65		0.62		15	1.65
Period ended 3/31/2002(g)	10.47	4.92	26,172	1.65	(e)(f)	0.41	(f)	19	1.88	(e)(f)
Class B Shares
Year ended 3/31/2006(c)	$12.40	16.08%	$32,564	2.20	%(e)(h)	0.58%		16%	2.20	%(e)
Year ended 3/31/2005	11.78	7.85	34,324	2.27	(e)	0.19		18	2.27	(e)
Year ended 3/31/2004	11.86	68.56	35,343	2.30	(e)	(0.31)		28	2.30	(e)
Year ended 3/31/2003	7.11	(30.41)	15,310	2.40		(0.13)		15	2.40
Period ended 3/31/2002(g)	10.40	4.18	11,804	2.40	(e)(f)	(0.34	)(f)	19	2.63	(e)(f)
Class C Shares
Year ended 3/31/2006(c)	$12.41	16.16%	$92,558	2.20	%(e)(h)	0.58%		16%	2.20	%(e)
Year ended 3/31/2005	11.78	7.84	98,850	2.27	(e)	0.19		18	2.27	(e)
Year ended 3/31/2004	11.86	68.56	101,025	2.30	(e)	(0.31)		28	2.30	(e)
Year ended 3/31/2003	7.11	(30.41)	44,758	2.40		(0.13)		15	2.40
Period ended 3/31/2002(g)	10.40	4.18	30,914	2.40	(e)(f)	(0.34	)(f)	19	2.63	(e)(f)
Class Z Shares
Year ended 3/31/2006(c)	$12.72	17.34%	$117,072	1.20	%(e)(h)	1.60%		16%	1.20	%(e)
Year ended 3/31/2005	12.04	8.84	134,337	1.27	(e)	1.19		18	1.27	(e)
Year ended 3/31/2004	12.10	70.38	144,242	1.30	(e)	0.69		28	1.30	(e)
Year ended 3/31/2003	7.21	(29.77)	57,373	1.40		0.87		15	1.40
Period ended 3/31/2002(g)	10.50	5.24	49,246	1.40	(e)(f)	0.66	(f)	19	1.63	(e)(f)

(a)  Per share net investment income/(loss) has been calculated using the monthly average shares method.

(b)  Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

(c)  On August 22, 2005, the Nations Global Value Fund's, Investor A, Investor B, Investor C and Primary A shares were redesignated Columbia Global Value Fund, Class A, Class B, Class C and Class Z shares, respectively.

(d)  Amount represents less than $0.01 per share.

(e)  The effect of the custodial expense offset (see Note 4) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

(f)  Annualized.

(g)  The Fund's Class A, Class B, Class C and Class Z shares commenced operations on April 16, 2001.

(h)  The effect of interest expense on the operating expense ratio was less than 0.01%.

See Accompanying Notes to Financial Statements.

44

Columbia Funds

Financial highlights (continued)

See Accompanying Notes to Financial Statements.

45

Columbia Funds

Financial highlights (continued)

For a share outstanding throughout each period.

	Net asset value beginning of period	Net investment income(a)	Net realized and unrealized gain/(loss) on investments	Net increase/ (decrease) in net asset value from operations	Dividends from net investment income	Distributions from net realized gains	Total dividends and distributions
International Value Fund(c)
Class A Shares
Year ended 3/31/2006(d)	$22.34	$0.31	$4.73	$5.04	$(0.35)	$(2.06)	$(2.41)
Year ended 3/31/2005	20.64	0.23	2.51	2.74	(0.25)	(0.79)	(1.04)
Year ended 3/31/2004	11.62	0.15	9.04	9.19	(0.17)	—	(0.17)
Year ended 3/31/2003	16.61	0.15	(4.92)	(4.77)	(0.13)	(0.09)	(0.22)
Year ended 3/31/2002	17.26	0.18	(0.29)	(0.11)	(0.18)	(0.36)	(0.54)
Class B Shares
Year ended 3/31/2006(d)	$22.00	$0.15	$4.63	$4.78	$(0.18)	$(2.06)	$(2.24)
Year ended 3/31/2005	20.35	0.08	2.45	2.53	(0.09)	(0.79)	(0.88)
Year ended 3/31/2004	11.47	0.02	8.91	8.93	(0.05)	—	(0.05)
Year ended 3/31/2003	16.39	0.03	(4.84)	(4.81)	(0.02)	(0.09)	(0.11)
Year ended 3/31/2002	17.07	0.07	(0.30)	(0.23)	(0.09)	(0.36)	(0.45)
Class C Shares
Year ended 3/31/2006(d)	$21.98	$0.15	$4.63	$4.78	$(0.18)	$(2.06)	$(2.24)
Year ended 3/31/2005	20.33	0.08	2.45	2.53	(0.09)	(0.79)	(0.88)
Year ended 3/31/2004	11.46	0.02	8.90	8.92	(0.05)	—	(0.05)
Year ended 3/31/2003	16.39	0.02	(4.82)	(4.80)	(0.04)	(0.09)	(0.13)
Year ended 3/31/2002	17.07	0.04	(0.27)	(0.23)	(0.09)	(0.36)	(0.45)
Class Z Shares
Year ended 3/31/2006(d)	$22.42	$0.38	$4.75	$5.13	$(0.40)	$(2.06)	$(2.46)
Year ended 3/31/2005	20.71	0.29	2.51	2.80	(0.30)	(0.79)	(1.09)
Year ended 3/31/2004	11.65	0.19	9.07	9.26	(0.20)	—	(0.20)
Year ended 3/31/2003	16.67	0.16	(4.92)	(4.76)	(0.17)	(0.09)	(0.26)
Year ended 3/31/2002	17.30	0.22	(0.29)	(0.07)	(0.20)	(0.36)	(0.56)

									Without waivers and/or expense reimbursements
	Net increase in net asset value from redemption fees		Net asset value end of year	Total return(b)	Net assets end of period (000)	Ratio of operating expenses to average net assets		Ratio of net investment income to average net assets	Ratio of operating expenses to average net assets
International Value Fund(c)
Class A Shares
Year ended 3/31/2006(d)	$—	(e)	$24.97	24.28%	$1,010,361	1.27	%(f)	1.38%	1.33	%(g)
Year ended 3/31/2005	—	(e)	22.34	13.38	906,848	1.33		1.10	1.40	(h)
Year ended 3/31/2004	—	(e)	20.64	79.17	792,857	1.36		0.89	1.45	(i)
Year ended 3/31/2003	—		11.62	(28.97)	482,196	1.42		0.91	1.48
Year ended 3/31/2002	—		16.61	(0.46)	798,587	1.44		1.11	1.48
Class B Shares
Year ended 3/31/2006(d)	$—	(e)	$24.54	23.36%	$114,932	2.02	%(f)	0.67%	2.08	%(g)
Year ended 3/31/2005	—	(e)	22.00	12.54	111,402	2.08		0.35	2.15	(h)
Year ended 3/31/2004	—	(e)	20.35	77.89	112,798	2.11		0.14	2.20	(i)
Year ended 3/31/2003	—		11.47	(29.54)	73,283	2.17		0.16	2.23
Year ended 3/31/2002	—		16.39	(1.16)	116,374	2.19		0.36	2.23
Class C Shares
Year ended 3/31/2006(d)	$—	(e)	$24.52	23.38%	$168,819	2.02	%(f)	0.67%	2.08	%(g)
Year ended 3/31/2005	—	(e)	21.98	12.54	162,797	2.08		0.35	2.15	(h)
Year ended 3/31/2004	—	(e)	20.33	77.85	170,702	2.11		0.14	2.20	(i)
Year ended 3/31/2003	—		11.46	(29.52)	113,594	2.17		0.16	2.23
Year ended 3/31/2002	—		16.39	(1.16)	149,979	2.19		0.36	2.23
Class Z Shares
Year ended 3/31/2006(d)	$—	(e)	$25.09	24.66%	$2,585,390	1.02	%(f)	1.69%	1.08	%(g)
Year ended 3/31/2005	—	(e)	22.42	13.63	2,577,677	1.08		1.35	1.15	(h)
Year ended 3/31/2004	—	(e)	20.71	79.67	2,488,701	1.11		1.14	1.20	(i)
Year ended 3/31/2003	—		11.65	(28.81)	1,614,750	1.17		1.16	1.23
Year ended 3/31/2002	—		16.67	(0.18)	2,059,558	1.19		1.36	1.23

(a)  Per share net investment income/(loss) has been calculated using the monthly average shares method.

(b) Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

(c)  The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of International Value Master Portfolio.

(d)  On August 22, 2005, the Fund's Investor A, Investor B, Investor C and Primary A shares were redesignated Class A, Class B, Class C and Class Z shares, respectively.

(e)  Amount represents less than $0.01 per share.

(f)  The effect of interest expense on the operating expense ratio was less than 0.01%.

(g)  The effect of the non-recurring costs assumed by Bank of America Corporation (see Note 11) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.27% for Class A, 2.02% for Class B and Class C and 1.02% for Class Z.

(h)  The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.37% for Class A, 2.12% for Class B and for Class C and 1.12% for Class Z.

(i)  The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/ or expense reimbursements would have been 1.42% for Class A, 2.17% for Class B and Class C and 1.17% for Class Z.

See Accompanying Notes to Financial Statements.

46

Columbia Funds

Financial highlights (continued)

See Accompanying Notes to Financial Statements.

47

Columbia Funds

Financial highlights (continued)

For a share outstanding throughout each period.

	Net asset value beginning of period	Net investment income/(loss)(a)		Net realized and unrealized gain/(loss) on investments	Net increase/ (decrease) in net asset value from operations	Dividends from net investment income	Distributions from net realized gains	Total dividends and distributions	Net increase in net asset value from redemption fees
Multi-Advisor International Equity Fund
Class A Shares
Year ended 3/31/2006(c)	$13.30	$0.21		$3.20	$3.41	$(0.27)	$(0.05)	$(0.32)	$—	(d)
Year ended 3/31/2005	12.00	0.13		1.18	1.31	(0.01)	—	(0.01)	—	(d)
Year ended 3/31/2004	7.93	0.08		4.09	4.17	(0.10)	—	(0.10)	—	(d)
Year ended 3/31/2003(k)	10.30	0.08		(2.47)	(2.39)	(0.04)	—	(0.04)	0.06
Year ended 3/31/2002(k)	10.95	0.06		(0.71)	(0.65)	—	—	—	—
Class B Shares
Year ended 3/31/2006(c)	$12.44	$0.16		$2.92	$3.08	$(0.16)	$(0.05)	$(0.21)	$—	(d)
Year ended 3/31/2005	11.30	0.03		1.11	1.14	—	—	—	—	(d)
Year ended 3/31/2004	7.50	—	(d)	3.85	3.85	(0.05)	—	(0.05)	—	(d)
Year ended 3/31/2003(k)	9.87	0.02		(2.38)	(2.36)	(0.01)	—	(0.01)	—	(d)
Year ended 3/31/2002(k)	10.56	(0.01)		(0.68)	(0.69)	—	—	—	—
Class C Shares
Year ended 3/31/2006(c)	$12.32	$0.09		$2.96	$3.05	$(0.16)	$(0.05)	$(0.21)	$—	(d)
Year ended 3/31/2005	11.20	0.03		1.09	1.12	—	—	—	—	(d)
Year ended 3/31/2004	7.43	—	(d)	3.82	3.82	(0.05)	—	(0.05)	—	(d)
Year ended 3/31/2003(k)	9.63	0.01		(2.33)	(2.32)	(0.01)	—	(0.01)	0.13
Year ended 3/31/2002(k)	10.30	(0.01)		(0.66)	(0.67)	—	—	—	—
Class R Shares
Period ended 3/31/2006(l)	$15.44	$0.03		$0.91	$0.94	$—	$—	$—	$—	(d)
Class Z Shares
Year ended 3/31/2006(c)	$13.44	$0.24		$3.25	$3.49	$(0.30)	$(0.05)	$(0.35)	$—	(d)
Year ended 3/31/2005	12.13	0.16		1.19	1.35	(0.04)	—	(0.04)	—	(d)
Year ended 3/31/2004	8.01	0.13		4.11	4.24	(0.12)	—	(0.12)	—	(d)
Year ended 3/31/2003(k)	10.49	0.10		(2.53)	(2.43)	(0.05)	—	(0.05)	—	(d)
Year ended 3/31/2002(k)	11.12	0.09		(0.72)	(0.63)	— (d)	—	— (d)	—

											Without waivers and/or expense reimbursements
	Net asset value end of period	Total return(b)		Net assets end of period (000)	Ratio of operating expenses to average net assets		Ratio of net investment income/(loss) to average net assets		Portfolio turnover rate		Ratio of operating expenses to average net assets
Multi-Advisor International Equity Fund
Class A Shares
Year ended 3/31/2006(c)	$16.39	25.86%		$39,330	1.14	%(p)	1.43%		74%		1.22	%(f)(p)
Year ended 3/31/2005	13.30	10.88		28,527	1.26	(e)(g)	1.01		153		1.38	(e)(h)
Year ended 3/31/2004	12.00	52.71		27,396	1.37	(e)(g)(i)	0.74		86		1.40	(e)(i)
Year ended 3/31/2003(k)	7.93	(22.71)		18,870	1.43		0.85		100	(m)	1.43
Year ended 3/31/2002(k)	10.30	(5.94)		30,067	1.41		0.63		85	(m)	1.41
Class B Shares
Year ended 3/31/2006(c)	$15.31	24.96%		$4,712	1.89	%(p)	1.19%		74%		1.97	%(f)(p)
Year ended 3/31/2005	12.44	10.09		9,976	2.01	(e)(g)	0.26		153		2.13	(e)(h)
Year ended 3/31/2004	11.30	51.39		9,956	2.12	(e)(g)(i)	(0.01)		86		2.15	(e)(j)
Year ended 3/31/2003(k)	7.50	(23.96)		7,068	2.18		0.10		100	(m)	2.18
Year ended 3/31/2002(k)	9.87	(6.53)		14,408	2.16		(0.12)		85	(m)	2.16
Class C Shares
Year ended 3/31/2006(c)	$15.16	24.96%		$3,276	1.89	%(p)	0.70%		74%		1.97	%(f)(p)
Year ended 3/31/2005	12.32	10.00		2,563	2.01	(e)(g)	0.26		153		2.13	(e)(h)
Year ended 3/31/2004	11.20	51.43		1,867	2.12	(e)(g)(i)	(0.01)		86		2.15	(e)(j)
Year ended 3/31/2003(k)	7.43	(22.78)		1,249	2.18		0.10		100	(m)	2.18
Year ended 3/31/2002(k)	9.63	(6.50)		1,245	2.16		(0.12)		85	(m)	2.16
Class R Shares
Period ended 3/31/2006(l)	$16.38	6.09	%(n)	$11	1.39	%(o)(p)	0.85	%(o)	74%		1.47%(f)(o)(p)
Class Z Shares
Year ended 3/31/2006(c)	$16.58	26.24%		$1,841,838	0.89	%(p)	1.68%		74%		0.97	%(f)(p)
Year ended 3/31/2005	13.44	11.10		1,199,712	1.01	(e)(g)	1.26		153		1.13	(e)(h)
Year ended 3/31/2004	12.13	53.06		917,391	1.12	(e)(g)(i)	0.99		86		1.15	(e)(j)
Year ended 3/31/2003(k)	8.01	(23.19)		556,619	1.18		1.10		100	(m)	1.18
Year ended 3/31/2002(k)	10.49	(5.65)		474,738	1.16		0.88		85	(m)	1.16

(a)  Per share net investment income/(loss) has been calculated using the monthly average shares method.

(b)  Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

(c)  On August 22, 2005, the Fund's Investor A, Investor B, Investor C and Primary A shares were redesignated Class A, Class B, Class C and Class Z shares, respectively

(d)  Amount represents less than $0.01 per share.

(e)  The effect of the custodial expense offset (see Note 4) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

(f)  The effect of the non-recurring costs assumed by Bank of America Corporation (see Note 11) and excise tax voluntarily reimbursed by the investment advisor are included in the ratio of operating expenses to average net assets without waivers and/or expense reimburstment. Absent these non-recurring costs and excise tax, the ratio of operating expenses to average net assets without waviers and/or expense reimburstments would have been 1.14% for Class A, 1.89% for Class B and Class C, 1.39% for Class R and 0.89% for Class Z.

(g)  The effect of interest expense on the operating expense ratio was less than 0.01%.

(h)  The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.35% for Class A , 2.10% for Class B and Class C and 1.10% for Class Z.

(i)  The reimbursement from Investment Adviser is included in the ratio of operating expenses to average net assets (with waivers). The effect of this reimbursement on the operating expense ratio (with waivers) was less than 0.01%.

(j)  The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursement would have been 1.38% for Class A, 2.13% Class B and Class C and 1.13% for Class Z.

(k)  The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of International Equity Master Portfolio.

(l)  Class R shares commenced operations on January 23, 2006.

(m)  Rate represents the International Equity Master Portfolio.

(n)  Not annualized.

(o)  Annualized.

(p)  The effect of the custodial expense offset (see Note 4) on the operating expense ratio, with and without waivers and/or expense reimbursements was 0.01%.

See Accompanying Notes to Financial Statements.

48

Columbia Funds

Financial highlights (continued)

See Accompanying Notes to Financial Statements.

49

Columbia Funds

Financial highlights (continued)

For a share outstanding throughout each period.

	Net asset value beginning of period	Net investment income/(loss)(a)	Net realized and unrealized gain/(loss) on investments	Net increase/ (decrease) in net asset value from operations	Dividends from net investment income	Distributions from net realized gains	Total dividends and distributions	Net increase in net asset value from redemption fees
Marsico International Opportunities Fund
Class A Shares
Year ended 3/31/2006(c)	$11.41	$0.09	$3.74	$3.83	$(0.10)	$(0.47)	$(0.57)	$—	(d)
Year ended 3/31/2005	11.05	0.05	0.51	0.56	(0.04)	(0.16)	(0.20)	—	(d)
Year ended 3/31/2004	6.93	— (d)	4.20	4.20	—	(0.08)	(0.08)	—	(d)
Year ended 3/31/2003	8.32	0.01	(1.40)	(1.39)	—	—	—	—
Year ended 3/31/2002	8.01	(0.01)	0.32	0.31	—	—	—	—
Class B Shares
Year ended 3/31/2006(c)	$11.05	$0.01	$3.59	$3.60	$(0.01)	$(0.47)	$(0.48)	$—	(d)
Year ended 3/31/2005	10.75	(0.03)	0.49	0.46	—	(0.16)	(0.16)	—	(d)
Year ended 3/31/2004	6.79	(0.07)	4.11	4.04	—	(0.08)	(0.08)	—	(d)
Year ended 3/31/2003	8.22	(0.04)	(1.39)	(1.43)	—	—	—	—
Year ended 3/31/2002	7.97	(0.07)	0.32	0.25	—	—	—	—
Class C Shares
Year ended 3/31/2006(c)	$11.05	$0.01	$3.60	$3.61	$(0.01)	$(0.47)	$(0.48)	$—	(d)
Year ended 3/31/2005	10.75	(0.03)	0.49	0.46	—	(0.16)	(0.16)	—	(d)
Year ended 3/31/2004	6.80	(0.07)	4.10	4.03	—	(0.08)	(0.08)	—	(d)
Year ended 3/31/2003	8.22	(0.05)	(1.37)	(1.42)	—	—	—	—
Year ended 3/31/2002	7.97	(0.07)	0.32	0.25	—	—	—	—
Class R Shares
Period ended 3/31/2006(h)	$13.76	$(0.01)	$0.92	$0.91	$—	$—	$—	$—	(d)
Class Z Shares
Year ended 3/31/2006(c)	$11.53	$0.13	$3.77	$3.90	$(0.13)	$(0.47)	$(0.60)	$—	(d)
Year ended 3/31/2005	11.15	0.08	0.52	0.60	(0.06)	(0.16)	(0.22)	—	(d)
Year ended 3/31/2004	6.98	0.02	4.24	4.26	(0.01)	(0.08)	(0.09)	—	(d)
Year ended 3/31/2003	8.36	0.04	(1.42)	(1.38)	—	—	—	—
Year ended 3/31/2002	8.03	(0.01)	0.34	0.33	—	—	—	—

										Without waivers and/or expense reimbursements
	Net asset value end of period	Total return(b)		Net assets end of period (000)	Ratio of operating expenses to average net assets		Ratio of net investment income/(loss) to average net assets		Portfolio turnover rate	Ratio of operating expenses to average net assets
Marsico International Opportunities Fund
Class A Shares
Year ended 3/31/2006(c)	$14.67	35.26%		$150,043	1.34	%(e)(g)	0.74%		118%	1.34	%(e)
Year ended 3/31/2005	11.41	5.24		52,794	1.37	(e)(g)	0.47		165	1.37	(e)
Year ended 3/31/2004	11.05	60.87		19,785	1.42	(e)	(0.04)		121	1.42	(e)
Year ended 3/31/2003	6.93	(16.71)		2,272	1.73	(e)	0.33		193	2.05	(e)
Year ended 3/31/2002	8.32	3.87		1,526	1.67	(e)(g)	(0.33)		307	4.27	(e)
Class B Shares
Year ended 3/31/2006(c)	$14.17	34.22%		$28,883	2.09	%(e)(g)	0.12%		118%	2.09	%(e)
Year ended 3/31/2005	11.05	4.45		16,618	2.12	(e)	(0.28)		165	2.12	(e)
Year ended 3/31/2004	10.75	59.77		8,905	2.17	(e)	(0.79)		121	2.17	(e)
Year ended 3/31/2003	6.79	(17.40)		2,782	2.48	(e)	(0.42)		193	2.80	(e)
Year ended 3/31/2002	8.22	3.14		1,951	2.42	(e)(g)	(1.08)		307	5.02	(e)
Class C Shares
Year ended 3/31/2006(c)	$14.18	34.32%		$46,365	2.09	%(e)(g)	0.05%		118%	2.09	%(e)
Year ended 3/31/2005	11.05	4.45		19,530	2.12	(e)	(0.28)		165	2.12	(e)
Year ended 3/31/2004	10.75	59.53		8,331	2.17	(e)	(0.79)		121	2.17	(e)
Year ended 3/31/2003	6.80	(17.27)		869	2.48	(e)	(0.42)		193	2.80	(e)
Year ended 3/31/2002	8.22	3.14		869	2.42	(e)(g)	(1.08)		307	5.02	(e)
Class R Shares
Period ended 3/31/2006(h)	$14.67	6.61	%(i)	$11	1.64%(e)(f)(g)		(0.30	)%(f)	118%	1.64	%(e)(f)
Class Z Shares
Year ended 3/31/2006(c)	$14.83	35.53%		$1,744,737	1.09	%(e)(g)	1.08%		118%	1.09	%(e)
Year ended 3/31/2005	11.53	5.55		991,889	1.12	(e)	0.72		165	1.12	(e)
Year ended 3/31/2004	11.15	61.25		509,262	1.17	(e)	0.21		121	1.17	(e)
Year ended 3/31/2003	6.98	(16.51)		95,093	1.48	(e)	0.58		193	1.80	(e)
Year ended 3/31/2002	8.36	4.11		2,700	1.42	(e)(g)	(0.08)		307	4.02	(e)

(a)  Per share net investment income/(loss) has been calculated using the monthly average shares method.

(b)  Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

(c)  On August 22, 2005, the Fund's Investor A, Investor B, Investor C and Primary A shares were redesignated Class A, Class B, Class C and Class Z shares, respectively.

(d)  Amount represents less than $0.01 per share.

(e)  The effect of the custodial expense offset (see Note 4) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

(f)  Annualized.

(g)  The effect of interest expense on the operating expense ratio was less than 0.01%.

(h)  Class R shares commenced operations on January 23, 2006.

(i)  Not annualized.

See Accompanying Notes to Financial Statements.

50

Columbia Funds

Financial highlights (continued)

See Accompanying Notes to Financial Statements.

51

Columbia Funds

Notes to financial statements  March 31, 2006

Note 1.  Organization

Columbia Funds Series Trust (the "Trust"), is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. Information presented in these financial statements pertains to the following portfolios of the Trust (each a "Fund" and collectively, the "Funds"):

Fund Name	Former Fund Name
Columbia Global Value Fund	Nations Global Value Fund

Columbia International Value Fund	Nations International Value Fund

Columbia Multi-Advisor International Equity Fund	Nations International Equity Fund

Columbia Marsico International Opportunities Fund	Nations Marsico International Opportunities Fund

On September 23, 2005, Nations Funds Trust was renamed Columbia Funds Series Trust. Also on that date, each of the Funds (formerly known as the "Nations Funds") presented in these financial statements was renamed as disclosed above.

Investment goals: Columbia Global Value Fund seeks long-term capital appreciation by investing primarily in equity securities of domestic and foreign issuers, including issuers in emerging markets countries. Columbia International Value Fund seeks long-term capital appreciation by investing primarily in equity securities of foreign issuers, including emerging markets countries. Columbia Multi-Advisor International Equity Fund seeks long-term capital growth by investing primarily in equity securities of non-United States companies in Europe, Australia, the Far East and other regions, including developing countries. Columbia Marsico International Opportunities Fund seeks long-term growth of capital by investing primarily in common stocks of foreign companies.

Columbia International Value Fund (the "Feeder Fund") seeks to achieve its investment objective by investing substantially all of its assets in Columbia International Value Master Portfolio (the "Master Portfolio"). The Master Portfolio is a series of Columbia Funds Master Investment Trust (the "Master Trust"). The Master Portfolio has the same investment objective as that of the Feeder Fund. The value of the Feeder Fund's investments in the Master Portfolio included in the Statement of assets and liabilities reflects the Feeder Fund's proportionate beneficial interests in the net assets of the Master Portfolio (87.1% for the Master Portfolio at March 31, 2006). The financial statements of the Master Portfolio, including its investment portfolio, are included elsewhere within this report and should be read in conjunction with the Feeder Fund's financial statements. Other funds not registered under the 1940 Act and managed by Columbia Management Advisors, LLC, whose financial statements are not presented here, also invest in the Master Portfolio.

Columbia Multi-Advisor International Equity Fund and Columbia Marsico International Opportunities Fund also operate in a master-feeder structure. These Funds seek to achieve their investment objective by investing substantially all of their assets in Columbia Multi-Advisor International Equity Master Portfolio and Columbia Marsico International Opportunities Master Portfolio respectively, which have the same investment objective as their corresponding feeder fund. Columbia Multi-Advisor International Equity Master Portfolio and Columbia Marsico International Opportunities Master Portfolio are each a series of the Master Trust. Because the value of these Funds' investment in their respective master portfolio as of and for the year ended March 31, 2006 represented substantially all of the beneficial interests in their respective master portfolio, the financial statements for Columbia Multi-Advisor International Equity Fund and Columbia Marsico International Opportunities Fund reflect the consolidation of the respective master portfolio. Separate financial statements for Columbia Multi-Advisor International Equity Master Portfolio and Columbia Marsico International Opportunities Master Portfolio have not been prepared and references in this report to Columbia Multi-Advisor International Equity Fund and Columbia Marsico International Opportunities Fund should be read to include references to the corresponding master portfolios.

On September 23, 2005, Nations International Value Master Portfolio, Nations International Equity Master Portfolio and Nations Marsico International Opportunities Master Portfolio were renamed Columbia International Value Master Portfolio, Columbia Multi-Advisor International Equity Master Portfolio and Columbia Marsico International Opportunities Master Portfolio, respectively.

Fund shares:  Columbia Global Value Fund and Columbia International Value Fund each offer four classes of shares: Class A, Class B, Class C and Class Z shares. Columbia Multi-Advisor International Equity Fund and Columbia Marsico International Opportunities Fund each offer five classes of shares: Class A, Class B, Class C, Class R and Class Z shares. Class R shares were initially offered on January 23, 2006. Subject to certain limited exceptions, Columbia Global Value Fund and Columbia International Value Fund are no longer accepting new investments from current or prospective investors. Please see the Funds'

52

Columbia Funds

Notes to financial statements (continued)  March 31, 2006

current prospectus for more information. Shareholders of a Fund have equal voting rights on matters affecting all shareholders of the Fund. In addition, each class of shares of a Fund has exclusive voting rights on matters that relate solely to that class and separate voting rights on matters in which the interests of one class differ from the interests of any other class. On August 22, 2005, Investor A, Investor B, Investor C and Primary A shares of the Funds were redesignated Class A, Class B, Class C and Class Z shares, respectively.

Note 2.  Significant accounting policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Certain amounts have been reclassified in the 2005 schedules of capital stock activity to conform to the current year financial statement presentations. These changes have no effect on net assets. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

Security valuation: Securities traded on a recognized exchange are generally valued at the last sale price on the exchange or market on which such securities are primarily traded. Securities traded on NASDAQ are generally valued at the NASDAQ official closing price. Securities traded only over-the-counter are generally valued at the mean of the latest bid and asked prices. Restricted securities, securities for which market quotations are not readily available, and certain other assets may be valued at fair value in accordance with procedures adopted by the Board of Trustees. Short-term investments that mature in 60 days or less are valued at amortized cost, which approximates current market value. Investments in other open end investment companies are valued at net asset value.

Trading in securities on most foreign exchanges and over the counter markets is normally completed before the close of the domestic stock market and may also take place on days when the domestic market is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Funds' net assets are calculated, such securities may be valued at fair value in accordance with procedures adopted by the Board of Trustees. An independent fair value pricing service assists in the fair valuation process for funds that primarily invest in international securities. If a security is valued at a "fair value", such value is likely to be different from the last quoted market price for the security.

Security transactions: Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase agreements: Each Fund may engage in repurchase agreement transactions with institutions that the Funds' investment advisor has determined are creditworthy. Each Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon each Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights.

Foreign currency transactions: The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern (U.S.) time by a pricing service. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received. The effects of changes in foreign currency exchange rates on securities are not separately identified in the Statements of operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on securities.

53

Columbia Funds

Notes to financial statements (continued)  March 31, 2006

Income recognition: Interest income is earned from settlement date and recorded on an accrual basis. Dividend income (including dividend income from affiliated funds) is recorded on ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Funds are informed of the ex-dividend date. Each Fund's investment income and realized and unrealized gains and losses are allocated among its share classes based upon the relative net assets of each class of shares.

The Feeder Funds record their share of the investment income and realized and unrealized gains and losses reported by the Master Portfolios on a daily basis. The investment income and realized and unrealized gains and losses are allocated daily to investors in the Master Portfolios based upon the relative value of their investments in the Master Portfolios.

Expenses: General expenses of the Trust are allocated to the Funds based upon their relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses are allocated to separate classes of shares based upon their relative net asset value on the date the expenses are incurred. Expenses directly attributable to a Fund or class of shares are charged directly to such Fund or class.

The Feeder Funds record their share of the expenses reported by the Master Portfolios on a daily basis. The expenses are allocated daily to investors in the Master Portfolios based upon the relative value of the Feeder Funds' investments in the Master Portfolios.

Distributions to shareholders: Distributions from net investment income are declared and paid annually for each of the Funds. The Funds may, however, declare and pay distributions from net investment income more frequently. Each Fund will distribute net realized capital gains (including net short-term capital gains), at least annually after the fiscal year in which the capital gains were earned, unless offset by any available capital loss carryforward. Distributions to shareholders are recorded on ex-dividend date. Income distributions and capital gain distributions on a Fund level are determined in accordance with federal income tax regulations which may differ from GAAP.

Federal income tax status: Each Fund intends to continue to qualify as a regulated investment company by complying with the applicable requirements of the Internal Revenue Code of 1986 Sub-chapter M, as amended, and by distributing substantially all of its earnings to its shareholders.

The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

Indemnification: In the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. A Fund's maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Trust's organizational documents, the Trustees and Officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be minimal.

Note 3.  Federal tax information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to a Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended March 31, 2006, permanent book and tax basis differences resulting primarily from differing treatments for foreign currency transactions, non-deductible net operating losses, distribution reclassifications, reclassifications of gains

54

Columbia Funds

Notes to financial statements (continued)  March 31, 2006

due to sales of passive foreign investment companies, allocations of realized gains due to tax rules and redemption based payments treated as dividend paid deductions were identified and reclassified among the components of the Funds' net assets as follows:

	Undistributed/ (Overdistributed) or (Accumulated) Net Investment Income (Loss)	Accumulated Net Realized Gain/Loss	Paid-In Capital
Columbia Global Value Fund	$(118,060)	$118,060	$—
Columbia International Value Fund	(254,004)	(805,034)	1,059,038
Columbia Multi-Advisor International Equity Fund	(673,484)	967,431	(293,947)
Columbia Marsico International Opportunities Fund	(450,241)	450,241	—

Net investment income and net realized gains (losses), as disclosed on the Statements of operations, and net assets were not affected by these reclassifications.

The tax character of distributions paid during the years ended March 31, 2006 and March 31, 2005 was as follows:

	3/31/06		3/31/05
Fund	Ordinary Income*	Long-term Capital Gains	Ordinary Income*	Long-term Capital Gains
Columbia Global Value Fund	$6,930,640	$30,635,223	$10,508,738	$23,066,078
Columbia International Value Fund	72,392,492	309,754,868	45,991,039	131,292,780
Columbia Multi-Advisor International Equity Fund	32,232,139	5,102,840	2,958,106	—
Columbia Marsico International Opportunities Fund	29,464,427	33,023,947	10,939,683	3,569,698

As of March 31, 2006, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Net Unrealized Appreciation (Depreciation)*
Columbia Global Value Fund	$586,391	$24,436,740	$65,942,440
Columbia International Value Fund	35,803,617	190,264,203	1,067,060,846
Columbia Multi-Advisor International Equity Fund	54,406,003	32,230,984	402,230,353
Columbia Marsico International Opportunities Fund	56,567,069	50,282,284	421,395,095

*  The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to deferral of losses from wash sales and mark-to-market of foreign currency forwards and passive foreign investment companies.

Unrealized appreciation and depreciation at March 31, 2006, based on cost of investments for federal income tax purposes was:

Fund	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)**
Columbia Global Value Fund	$82,912,826	$16,970,366	$65,942,460
Columbia International Value Fund	N/A*	N/A*	N/A*
Columbia Multi-Advisor International Equity Fund	419,901,069	17,670,716	402,230,353
Columbia Marsico International Opportunities Fund	430,622,351	9,227,256	421,395,095

*  See corresponding Master Trust notes to financial statements for tax basis information.

**  The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to deferred wash sale losses and mark-to-market of passive foreign investment companies.

No capital loss carryforwards, determined as of March 31, 2006, are available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code.

55

Columbia Funds

Notes to financial statements (continued)  March 31, 2006

During the year ended March 31, 2006, the following Fund utilized capital losses as follows:

Capital losses utilized
Columbia Multi-Advisor International Equity	$16,110,467

Under current tax rules, certain currency and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended March 31, 2006, none of the Funds elected to defer losses occurring between November 1, 2005 and March 31, 2006.

Note 4.  Fees and compensation paid to affiliates

Investment advisory fee: Columbia Management Advisors, LLC ("Columbia"), an indirect, wholly-owned subsidiary of Bank of America Corporation ("BOA"), is the investment advisor to the Funds. Prior to September 30, 2005, Banc of America Capital Management, LLC ("BACAP"), a wholly-owned subsidiary of Bank of America N.A., which in turn is a wholly-owned subsidiary of BOA, was the investment advisor to the Funds, under the same fee structure. On September 30, 2005, Columbia Management Advisors, Inc. combined with BACAP. At that time, the combined investment advisor was then renamed Columbia Management Advisors, LLC.

Columbia receives an investment advisory fee, calculated daily and payable monthly, based on the average daily net assets of each Fund at the following annual rates:

	Fees on Average Net Assets
Fund	First $500 Million	$500 Million to $1 Billion	$1 Billion to $1.5 Billion	$1.5 Billion to $3 Billion	$3 Billion to $6 Billion	Over $6 Billion
Columbia Global Value Fund	0.90%	0.85%	0.80%	0.75%	0.73%	0.71%
Columbia Multi-Advisor International Equity Fund	0.70%	0.65%	0.60%	0.55%	0.53%	0.51%
Columbia Marsico International Opportunities Fund	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%

The Feeder Fund indirectly pays for investment advisory and sub-advisory services through its investment in its corresponding Master Portfolio (See Note 4 of Notes to financial statements of the Master Portfolio).

For the year ended March 31, 2006, the effective investment advisory fee rates for the Funds, as a percentage of the Funds' average daily net assets, were as follows:

Fund	Effective Fee Rate
Columbia Global Value Fund	0.90%
Columbia Multi-Advisor International Equity Fund	0.65%
Columbia Marsico International Opportunities Fund	0.80%

Sub-advisory fee: Brandes Investment Partners, LLC ("Brandes") has been retained by Columbia as sub-advisor to Columbia Global Value Fund. As the sub-advisor, Brandes is responsible for daily investment operations, including placing all orders for the purchase and sale of the portfolio securities for the Fund. Columbia, from the investment advisory fee it receives, pays Brandes a monthly sub-advisory fee at the annual rate of 0.50% of the first $1 billion of the Fund's average daily net assets and 0.45% of the Fund's average daily net assets exceeding $1 billion.

Columbia Multi-Advisor International Equity Fund is a "multi-manager" fund, which means that it is managed by more than one sub-adviser. Causeway Capital Management LLC ("Causeway") and Marsico Capital Management, LLC ("Marsico") are co-investment sub-advisers of the Fund. Marsico is a wholly-owned subsidiary of BOA. Pursuant to the sub-advisory agreement, Causeway and Marsico are each entitled to receive a fee from Columbia at the maximum annual rate of 0.43% and 0.45%, respectively, of the Fund's average daily net assets that they manage.

Marsico has also been retained by Columbia as sub-advisor to Columbia Marsico International Opportunities Fund. Columbia, from the investment advisory fee it receives, pays Marsico a monthly sub-advisory fee at the annual rate of 0.45% of the Fund's average daily net assets.

56

Columbia Funds

Notes to financial statements (continued)  March 31, 2006

Administration fee: Columbia provides administrative and other services to the Funds. Prior to August 22, 2005, BACAP Distributors, LLC ("BACAP Distributors"), a wholly-owned subsidiary of BOA, served as the administrator to the Funds under the same fee structure and Bank of New York ("BNY") served as the sub-administrator to the Funds.

Under the administration agreement, Columbia is entitled to receive an administration fee, computed daily and paid monthly based on the Funds' average daily net assets at the annual rates listed below less the fees payable by the Funds under the pricing and bookkeeping agreement (described below):

Fund	Annual Fee Rate
Columbia Global Value Fund	0.17%
Columbia International Value Fund	0.17%
Columbia Multi-Advisor International Equity Fund	0.17%
Columbia Marsico International Opportunities Fund	0.22%

Pricing and bookkeeping fees: Columbia is responsible for providing pricing and bookkeeping services to the Funds under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street"). As a result, the total fees payable under the pricing and bookkeeping agreement are paid to State Street.

Under its pricing and bookkeeping agreement with the Funds, Columbia receives from each Fund an annual fee of $38,000 paid monthly. In addition, each of the Funds with the exception of the Feeder Fund pays a monthly fee based on the level of average daily net assets for the month. Columbia Multi-Advisor International Equity Fund also pays a multi-manager fee of $3,000 for each Portfolio Manager managing a portion of the Fund. During any 12-month period, the aggregate fee, exclusive of out-of-pocket expenses and charges, for a Fund shall not exceed $140,000. The Funds also reimburse Columbia and State Street for out-of-pocket expenses and charges, including fees payable to third parties for pricing each Fund's portfolio securities and direct internal costs incurred by Columbia in connection with providing fund accounting oversight and monitoring and certain other services. Prior to December 1, 2005, the fees for pricing and bookkeeping services were included in the administration agreement.

Transfer agent fee: Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly-owned subsidiary of BOA, provides shareholder services to the Funds and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. On August 22, 2005, Columbia Funds Services, Inc. was renamed Columbia Management Services, Inc. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $15.23 per open account plus sub-transfer agent fees (exclusive of BFDS fees) calculated based on assets held in omnibus accounts and intended to recover the cost of payments to third parties for services to those accounts. The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due the Transfer Agent from shareholders of the Funds and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Funds. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

Effective September 1, 2005, the Transfer Agent has voluntarily agreed to waive a portion of its fees so that transfer agent fees (exclusive of out-of-pocket expenses) will not exceed 0.02% annually for Columbia Global Value Fund. Columbia, at its discretion, may revise or discontinue this arrangement at any time.

Prior to August 22, 2005, PFPC, Inc. ("PFPC") served as the transfer agent for the Funds' shares and BOA served as the sub-transfer agent for the Class Z shares of the Funds. BOA was entitled to receive from PFPC a fee equal to the costs incurred by BOA in providing services pursuant to its obligations as sub-transfer agent at the annual rate of up to 0.01% of the net assets

57

Columbia Funds

Notes to financial statements (continued)  March 31, 2006

attributable to the Class Z shares of each Fund. These amounts are included in "Transfer agent fees" on the Statements of operations. For the period ended August 22, 2005, BOA earned sub-transfer agent fees from the Funds as follows:

Fund	Sub-Transfer Agent Fee
Columbia Global Value Fund	$1,414
Columbia International Value Fund	19,765
Columbia Multi-Advisor International Equity Fund	12,108
Columbia Marsico International Opportunities Fund	11,969

Underwriting discounts, service and distribution fees: Columbia Management Distributors, Inc. (the "Distributor"), a subsidiary of Columbia and an indirect, wholly-owned subsidiary of BOA, serves as distributor of the Funds' shares. Prior to August 22, 2005, BACAP Distributors served as the distributor of the Funds' shares, under the same fee structure. On August 22, 2005, BACAP Distributors merged into Columbia Funds Distributor, Inc., which was then renamed Columbia Management Distributors, Inc. For the year ended March 31, 2006, the Distributor has retained net underwriting discounts and net contingent deferred sales charge ("CDSC") fees as follows:

	Front End Sales Charge	Contingent Deferred Sales Charge
Fund	Class A	Class A	Class B	Class C
Columbia Global Value Fund	$1,620	$—	$67,668	$791
Columbia International Value Fund	2,855	—	139,631	2,133
Columbia Multi-Advisor International Equity Fund	5,798	—	8,160	101
Columbia Marsico International Opportunities Fund	109,552	988	45,212	8,299

The Trust has adopted shareholder servicing plans and distribution plans for the Class B and Class C shares of each Fund and a combined distribution and shareholder servicing plan for Class A shares of each Fund. The Trust has also adopted a distribution plan for Class R shares of Columbia Multi-Advisor International Equity Fund and Columbia Marsico International Opportunities Fund. The shareholder servicing plans permit the Funds to compensate or reimburse servicing agents for the shareholder services they have provided. The distribution plans, adopted pursuant to Rule 12b-1 under the 1940 Act, permit the Funds to compensate or reimburse the Distributor and/or selling agents for activities or expenses primarily intended to result in the sale of the classes' shares. Payments are made at an annual rate and paid monthly, as a percentage of average daily net assets, set from time to time by the Board of Trustees, and are charged as expenses of each Fund directly to the applicable share class. A substantial portion of the expenses incurred pursuant to these plans is paid to affiliates of BOA and the Distributor.

The annual rates in effect and plan limits, as a percentage of average daily net assets are as follows:

	Current Rate	Plan Limit
Class A Combined Distribution and Shareholder Servicing Plan	0.25%	0.25%
Class B and Class C Shareholder Servicing Plans	0.25%	0.25%
Class B and Class C Distribution Plans	0.75%	0.75%
Class R Distribution Plan	0.50%	0.50%

Expense limits and fee reimbursements: Columbia has contractually agreed to waive fees and/or reimburse expenses through July 31, 2006 to the extent that total expenses (excluding interest expense and shareholder servicing and distribution fees), as a percentage of the respective Fund's average daily net assets, exceed the following annual rates:

Fund	Annual Rate
Columbia Global Value Fund	1.40%
Columbia Marsico International Opportunities Fund	1.50%

Columbia is entitled to recover from Columbia Global Value Fund any fees waived or expenses reimbursed by Columbia during the three year period following the date of such waiver or reimbursement, to the extent that such recovery would not cause the affected fund to exceed the expense limitations in effect at the time of recovery. There is no guarantee that these expense limitations will continue after July 31, 2006.

58

Columbia Funds

Notes to financial statements (continued)  March 31, 2006

At March 31, 2006, there were no amounts potentially recoverable by Columbia pursuant to this arrangement.

Fees paid to officers and trustees: All officers of the Funds, with the exception of the Funds' Chief Compliance Officer, are employees of Columbia or its affiliates and receive no compensation from the Funds. The Board of Trustees has appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. The Funds, along with other affiliated funds, pay their pro-rata share of the expenses associated with the Chief Compliance Officer. Each Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Trust's eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. All benefits provided under this plan are unfunded and any payments to plan participants are paid solely out of the Funds' assets. Income earned on the plan participant's deferral account is based on the rate of return of the eligible mutual funds selected by the participants or, if no funds are selected, on the rate of return of Columbia Treasury Reserves (formerly Nations Treasury Reserves), another portfolio of the Trust. The expense for the deferred compensation plan is included in "Trustees' fees" on the Statements of operations. The liability for the deferred compensation plan is included in "Trustees' fees" on the Statements of assets and liabilities.

Custody credits: Each Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statements of operations. The Funds could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if they had not entered into such an agreement.

Other: Prior to the appointment of State Street as sub-administrator to the Funds, the Funds made daily investments of cash balances in Columbia Cash Reserves (formerly Nations Cash Reserves), another portfolio of the Trust, pursuant to an exemptive order received from the Securities and Exchange Commission. The income earned by each Fund from such investments is included as "Dividends from affiliate" on the Statements of operations. Columbia earned advisory and administration fees on the investments made in Columbia Cash Reserves in addition to the advisory and administration fees earned by Columbia from the Funds. For the year ended March 31, 2006, Columbia earned the following fees related to investments in affiliated funds:

Fund	Advisory Fees (Earned by Columbia)	Administration Fees (Earned by Columbia)
Columbia Global Value Fund	$1,159	$580
Columbia Multi-Advisor International Equity Fund	8,909	4,455
Columbia Marsico International Opportunities Fund	7,789	3,894

Note 5.  Portfolio information

For the year ended March 31, 2006, the aggregate cost of purchases and proceeds from sales of securities, excluding short-term obligations, were as follows:

Fund	Purchases	Sales
Columbia Global Value Fund	$60,548,986	$143,409,967
Columbia Multi-Advisor International Equity Fund	1,359,620,765	1,081,165,097
Columbia Marsico International Opportunities Fund	2,000,251,797	1,613,725,583

Note 6.  Shares of beneficial interest

An unlimited number of shares of beneficial interest without par value were authorized for the Trust. The Trust's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any authorized but unissued shares into one or more additional classes or series of shares.

59

Columbia Funds

Notes to financial statements (continued)  March 31, 2006

Class B shares generally convert automatically to Class A shares according to the following schedule:

Class B shares purchased:		Will convert to Class A shares after:
—	after November 15, 1998	Eight years

—	between August 1, 1997 and November 15, 1998

	$0 - $249,999	Nine years

	$250,000 - $499,999	Six years

	$500,000 - $999,999	Five years

—	before August 1, 1997	Nine years

As of March 31, 2006, the Funds had shareholders whose shares were beneficially owned by participant accounts over which Bank of America and/or its affiliates had either sole or joint investment discretion. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Funds. The number of such accounts and the percentage of shares of beneficial interest outstanding held therein are as follows:

Fund	Number of Shareholders	% of Shares Outstanding Held
Columbia Global Value Fund	1	27.0%
Columbia International Value Fund	1	43.3
Columbia Multi-Advisor International Equity Fund	2	89.1
Columbia Marsico International Opportunities Fund	1	75.5

In addition, as of March 31, 2006, several of the Funds had other shareholders that held greater than 5% of the shares outstanding and Bank of America and/or its affiliates did not have investment discretion. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Funds. The number of such accounts and the percentage of shares of beneficial interest outstanding held therein are as follows:

Fund	Number of Shareholders	% of Shares Outstanding Held
Columbia Global Value Fund	1	22.5%
Columbia International Value Fund	2	18.1

Note 7.  Redemption fees

The Funds are also entitled to a 2% redemption fee on the proceeds of Fund shares that are redeemed (either by selling shares or exchanging into another fund) within 90 days of their purchase. The redemption fee is designed to offset brokerage commissions and other costs associated with short term trading in and out of funds. The redemption fees are included as an increase to Paid-in capital on the Statements of assets and liabilities and as a decrease to Shares redeemed in the Schedules of capital stock activity. Redemption fees are allocated to each class based on relative net assets at the time of the redemption. For the year ended March 31, 2006, the Funds received the following in redemption fees:

	Redemption Fee
Fund	Class A	Class B	Class C	Class Z
Columbia Global Value Fund	$2,080	$561	$1,626	$2,142
Columbia International Value Fund	6,562	791	1,155	17,958
Columbia Multi-Advisor International Equity Fund	1,967	357	167	83,098
Columbia Marsico International Opportunities Fund	4,422	1,085	1,499	67,413

Note 8.  Line of credit

The Trust and other affiliated funds participate in a $150,000,000 uncommitted, unsecured line of credit provided by State Street. The agreement is renewable on an annual basis. Borrowings are used for temporary or emergency purposes to facilitate portfolio liquidity. Interest is charged to each participating fund based on its borrowings at a variable rate per annum equal to the Federal Funds Rate plus a spread, as determined and quoted by State Street at the time of the request for a loan. A one-time structuring fee of $30,000 is apportioned and accrued among each participating fund based on the average net assets of the participating funds. The structuring fee is included in "Other expenses" on the Statements of operations. In addition, if the uncommitted line of credit is extended for an additional period, an annual administration fee of $15,000 will be charged and apportioned among each participating fund.

60

Columbia Funds

Notes to financial statements (continued)  March 31, 2006

Prior to August 22, 2005, the Trust participated with other affiliated funds in a $1 billion uncommitted line of credit provided by BNY under a line of credit agreement (the "Agreement"). Advances under the Agreement were taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings was payable at a specified Federal Funds Rate plus 0.50% on an annualized basis. Each participating fund maintained a ratio of net assets (not including amounts borrowed pursuant to the Agreement) to the aggregate amount of indebtedness pursuant to the Agreement of no less than 4 to 1.

For the year ended March 31, 2006, the average daily loan balance outstanding and the weighted average interest rates for the Funds that participated in these arrangements were as follows:

	Average Borrowings	Weighted Average Interest Rates
Columbia Global Value Fund	$63,014	4.98%
Columbia International Value Fund	291,257	3.58
Columbia Marsico International Opportunities Fund	86,819	3.56

Note 9.  Securities lending

Prior to the appointment of State Street as custodian to the Funds, the Funds were allowed to lend their securities to certain approved brokers, dealers and other financial institutions. The income earned by each Fund from securities lending is included in its Statement of Operations. The Board of Trustees has approved a securities lending program with State Street. As of March 31, 2006, the Funds did not have any securities on loan.

Note 10.  Other related party transactions

During the year ended March 31, 2006, Columbia Global Value Fund used Bank of America Securities, a wholly-owned subsidiary of BOA, as a broker. Total commissions paid to Bank of America Securities during the year were $6,316.

Note 11.  Disclosure of significant risks and contingencies

Foreign securities: There are certain risks involved in investing in foreign securities that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign government laws and restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country, industry or region.

Legal proceedings:  On February 9, 2005, Banc of America Capital Management, LLC ("BACAP" now known as Columbia Management Advisors LLC) and BACAP Distributors, LLC ("BACAP Distributors" now known as Columbia Management Distributors, Inc.) entered into an Assurance of Discontinuance with the New York Attorney General (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the U.S. Securities and Exchange Commission (the "SEC") (the "SEC Order"). A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC's website.

Under the terms of the SEC Order, BACAP, BACAP Distributors, and their affiliate, Banc of America Securities, LLC ("BAS") agreed, among other things, (1) to pay $250 million in disgorgement and $125 million in civil money penalties; (2) to cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; (3) to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices; and (4) to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement also requires, among other things, BACAP and BACAP Distributors, along with Columbia Management Advisors, Inc. and Columbia Funds Distributors, Inc., the investment advisor to and distributor of the Columbia Funds, respectively, to reduce Columbia Funds, Nations Funds and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions. Consistent with the terms of the settlements, the Nations Funds Boards have an independent

61

Columbia Funds

Notes to financial statements (continued)  March 31, 2006

Chairman, are comprised of at least 75% independent trustees and have engaged a senior officer with a wide range of compliance and oversight responsibilities.

Pursuant to the procedures set forth in the SEC Order, $375 million will be distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC. The independent distribution consultant has been in consultation with the staff of the SEC and has submitted a proposed plan of distribution. The SEC has not yet approved a final plan of distribution.

As a result of these matters or any adverse publicity or other developments resulting from them, including lawsuits brought by shareholders of the affected Nations Funds, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the Nations Funds.

Civil litigation: In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Bank of America Corporation and certain of its affiliates, including BACAP and BACAP Distributors (collectively "BAC"), Nations Funds Trust and its Board of Trustees. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Nations Funds Trust against BAC and others that asserts claims under federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action.

On February 25, 2005, BAC and other defendants filed motions to dismiss the claims in the pending cases.

On December 15, 2005, BAC and others entered into a Stipulation of Settlement of the direct and derivative claims brought on behalf of the Nations Funds shareholders. Among other contingencies, the settlement is contingent upon a minimum threshold amount being received by the Nations Fund shareholders and/or the Nations Funds mutual funds from the previously established regulatory settlement fund. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs' counsel as approved by the court. The stipulation has not yet been presented to the court for preliminary approval.

Separately, several related putative class actions have been filed against Nations Funds Trust, Columbia Funds Series Trust (as successor to Nations Funds Trust), the Bank of America Corporation and certain of its affiliates, and others in various federal courts relating to the conversion of common trust funds and the investment of assets held in fiduciary accounts at the Bank of America, N.A. in the Funds. These suits allege various claims including state law claims for breach of fiduciary duty, breach of contract, and unjust enrichment and violations of federal securities laws. One of the suits has been dismissed because the Court did not have subject matter jurisdiction and Nations Funds Trust expects to file a motion to dismiss the remaining suits as well.

Separately, a putative class action – Mehta v AIG Sun America Life Assurance Company – involving fair value pricing of mutual funds was filed in Illinois State Court, subsequently removed to federal court and then transferred to the United States District Court for the District of Maryland for coordinated or consolidated handling in the MDL. AIG SunAmerica Life Assurance Company has made demand upon Nations Separate Account Trust (as successor to Nations Annuity Trust) and BACAP (as successor to Banc of America Advisors, Inc.) for indemnification pursuant to the terms of a Fund Participation Agreement.

For the year ended March 31, 2006, Columbia has assumed legal, consulting services and Trustees' fees incurred in connection with these matters as follows:

Fund	Non-Recurring Costs
Columbia International Value Fund	$2,228,554
Columbia Multi-Advisor International Equity Fund	915,341

62

Columbia Funds

Report of Independent Registered Public Accounting Firm

To the Shareholders and Trustees of Columbia Funds Series Trust (formerly Nations Funds Trust)

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Global Value Fund (formerly Nations Global Value Fund), Columbia International Value Fund (formerly Nations International Value Fund), Columbia Multi-Advisor International Equity Fund (formerly Nations International Equity Fund) and Columbia Marsico International Opportunities Fund (formerly Nations Marsico International Opportunities Fund) (constituting part of Columbia Funds Series Trust, hereafter referred to as the "Funds") at March 31, 2006, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
May 26, 2006

63

Columbia Funds

Tax information  (unaudited)

Columbia Global Value Fund

For the fiscal year ended March 31, 2006, the Fund designates long-term capital gains of $55,071,963.

Foreign taxes paid during the fiscal year ended March 31, 2006, amounting to $614,606 will be passed through to shareholders as 100% allowable foreign tax credits on Form 1099-DIV for the calendar year ending December 31, 2006.

Gross income derived from sources within foreign countries amounted to $1,978,795 for the fiscal year ended March 31, 2006.

67.34% of the ordinary income (including short-term capital gains) earned by the Fund, or the maximum amount allowable for the year ended March 31, 2006 qualified for the corporate dividends received deduction.

For non-corporate shareholders 85.72% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Fund for the period April 1, 2005 to March 31, 2006 may represent qualified dividend income. Final information will be provided in your 2006 1099-DIV Form.

Columbia International Value Fund

For the fiscal year ended March 31, 2006, the Fund designates long-term capital gains of $501,000,000.

Foreign taxes paid during the fiscal year ended March 31, 2006, amounting to $9,905,189 will be passed through to shareholders as 100% allowable foreign tax credits on Form 1099-DIV for the calendar year ending December 31, 2006.

Gross income derived from sources within foreign countries amounted to $105,700,000 for the fiscal year ended March 31, 2006.

For non-corporate shareholders 98.00% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Fund for the period April 1, 2005 to March 31, 2006 may represent qualified dividend income. Final information will be provided in your 2006 1099-DIV Form.

Columbia Multi-Advisor International Equity Fund

For the fiscal year ended March 31, 2006, the Fund designates long-term capital gains of $37,333,824.

Foreign taxes paid during the fiscal year ended March 31, 2006, amounting to $2,111,922 are expected to be passed through to shareholders as 100% allowable foreign tax credits on Form 1099-DIV for the calendar year ending December 31, 2006.

Gross income derived from sources within foreign countries amounted to $23,533,679 for the fiscal year ended March 31, 2006.

For non-corporate shareholders 90.00% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Fund for the period April 1, 2005 to March 31, 2006 may represent qualified dividend income. Final information will be provided in your 2006 1099-DIV Form.

Columbia Marsico International Opportunities Fund

For the fiscal year ended March 31, 2006, the Fund designates long-term capital gains of $83,306,231.

Foreign taxes paid during the fiscal year ended March 31, 2006, amounting to $1,577,080 will be passed through to shareholders as 100% allowable foreign tax credits on Form 1099-DIV for the calendar year ending December 31, 2006.

Gross income derived from sources within foreign countries amounted to $21,581,458 for the fiscal year ended March 31, 2006.

For non-corporate shareholders 75.00% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Fund for the period April 1, 2005 to March 31, 2006 may represent qualified dividend income. Final information will be provided in your 2006 1099-DIV Form.

64

Columbia Funds Master Investment Trust

Columbia International Value Master Portfolio

  March 31, 2006

The following pages should be read in conjunction with Columbia International Value Fund's annual report.

65

Columbia Funds Master Investment Trust

Columbia International Value Master Portfolio

Investment portfolio  March 31, 2006

Shares		Value ($)
	Common stocks — 98.4%
	Consumer discretionary — 11.9%
	Automobiles — 4.1%
1,113,800	DaimlerChrysler AG, Registered Shares	63,914,036
423,162	Regie National Usines Renault	44,915,215
997,598	Volkswagen AG	75,238,269
		184,067,520
	Hotels, restaurants & leisure — 0.8%
8,427,100	Compass Group PLC	33,392,618
	Household durables — 0.9%
897,900	Sony Corp.	41,404,381
	Leisure equipment & products — 2.0%
2,659,905	Fuji Photo Film Co., Ltd.	88,829,703
	Media — 1.7%
1,083,100	British Sky Broadcasting Group PLC	10,142,593
31,616,600	ITV PLC	65,508,812
		75,651,405
	Multiline retail — 2.4%
1,837,780	Marks & Spencer Group PLC, ADR	106,131,795
		529,477,422
	Consumer staples — 14.9%
	Food & staples retailing — 5.9%
824,660	Carrefour SA	43,801,962
252,730	Carrefour SA(b)	13,423,799
7,383,700	Koninklijke Ahold NV(a)	57,578,007
4,922,466	Koninklijke Ahold NV(a)(b)	38,385,332
33,464,965	William Morrison Supermarkets PLC	110,474,683
		263,663,783
	Food products — 6.9%
483,200	Nestle SA, Registered Shares	143,458,104
1,193,868	Unilever NV	82,771,975
8,125,500	Unilever PLC	83,080,669
		309,310,748
	Tobacco — 2.1%
26,330	Japan Tobacco, Inc.	92,545,523
		665,520,054
	Financials — 20.0%
	Commercial banks — 12.1%
3,236,850	ABN AMRO Holding NV, ADR	96,717,078
12,116,186	Banca Intesa S.p.A.	72,328,455
2,622,400	Banco Santander Central Hispano SA	38,322,798
263,453	DBS Group Holdings Ltd., ADR	10,617,156
8,994,000	DBS Group Holdings Ltd., ADR(b)	90,598,361

Shares		Value ($)
	Commercial banks — (continued)
5,669,861	Mitsubishi US Financial Group, Inc., ADR	86,238,586
13,094,400	Overseas Chinese Banking Corp., Ltd.	54,242,056
12,296,900	UniCredito Italiano S.p.A	88,685,314
		537,749,804
	Diversified financial services — 0.7%
1,742,900	Jardine Matheson Holdings Ltd., ADR	32,069,360
	Insurance — 6.8%
3,952,734	Aegon NV	72,992,603
2,725	Millea Holdings, Inc. Tokyo	53,785,215
3,200,000	Mitsui Sumitomo Insurance Co., Ltd.	43,551,335
18,396,200	Royal & Sun Alliance Insurance Group PLC	44,166,471
22,958,200	Royal & Sun Alliance Insurance Group PLC(b)	55,119,137
1,382,086	Zurich Financial Services AG, ADR(a)	32,271,708
		301,886,469
	Thrifts & mortgage finance — 0.4%
253,261	Hypo Real Estate Holding AG, ADR	17,377,706
		889,083,339
	Health care — 8.6%
	Pharmaceuticals — 8.6%
4,007,200	Daiichi Sankyo Co., Ltd.	91,331,188
3,094,700	GlaxoSmithKline PLC	80,837,797
1,486,700	Ono Pharmaceutical Co., Ltd.	69,998,301
715,186	Sanofi-Aventis	68,051,695
556,100	Schering AG	57,843,833
26,000	Taisho Pharmaceutical Co., Ltd.	524,574
274,000	Takeda Pharmaceutical Co., Ltd.	15,610,814
		384,198,202
	Industrials — 3.6%
	Aerospace & defense — 0.9%
13,599,000	Bombardier, Inc., Class B	39,591,215
	Commercial services & supplies — 0.7%
2,827,200	Contax Participacoes SA, ADR	3,542,764
1,509,000	Dai Nippon Printing Co., Ltd.	27,312,580
		30,855,344
	Industrial conglomerates — 1.2%
1,990,648	Tyco International Ltd.	53,508,618
	Machinery — 0.8%
306,686	Heidelberger Druckmaschinen AG(b)	13,528,487

See Accompanying Notes to Financial Statements.

66

Columbia Funds Master Investment Trust

Columbia International Value Master Portfolio

Investment portfolio (continued)  March 31, 2006

Shares		Value ($)
	Machinery — (continued)
23,160,268	Invensys PLC(a)(b)	9,256,575
18,541,415	Invensys PLC, ADR(a)	14,091,475
		36,876,537
		160,831,714
	Information technology — 7.7%
	Communications equipment — 3.3%
2,911,400	Alcatel SA(a)	44,891,831
3,835,200	Alcatel SA, ADR(a)	59,062,080
13,732,700	Nortel Networks Corp.(a)	41,884,735
		145,838,646
	Electronic equipment & instruments — 1.9%
1,199,825	Hitachi Ltd., ADR	84,959,608
	Semiconductors & semiconductor equipment — 2.5%
2,234,600	Infineon Technologies AG(a)	22,027,668
1,255,700	Infineon Technologies AG(a)(b)	13,885,418
1,321,200	STMicroelectronics NV	24,360,079
84,760,000	United Microelectronics Corp.	53,375,348
		113,648,513
		344,446,767
	Materials — 2.7%
	Chemicals — 2.4%
1,040,500	Akzo Nobel NV	55,186,832
970,000	Akzo Nobel NV, ADR	51,167,500
		106,354,332
	Metals & mining — 0.3%
895,401	Corus Group PLC, ADR	13,744,405
		120,098,737
	Telecommunication services — 21.2%
	Diversified telecommunication services — 20.1%
241,760	Brasil Telecom Participacoes SA, ADR	8,773,470
1,152,030	BT Group PLC, ADR	44,721,805
2,878,864	Compania Anonima Nacional Telefonos de Venezuela, ADR(c)	60,974,339
6,010,800	Deutsche Telekom AG, ADR	101,101,656
2,249,000	Deutsche Telekom AG, Registered Shares	37,905,630
517,600	France Telecom SA	11,631,565
2,914,300	KT Corp., ADR	62,074,590
2,571,180	Nippon Telegraph & Telephone Corp., ADR	55,408,929
8,194,176	Portugal Telecom SGPS SA, ADR	100,132,831
2,291,700	Swisscom AG, ADR	74,159,412
2,164,000	Tele Norte Leste Participacoes SA, ADR	36,095,520

Shares		Value ($)
	Diversified telecommunication services — (continued)
1,524,800	Telecom Corp. of New Zealand Ltd., ADR	41,657,536
10,039,010	Telecom Italia S.p.A.	26,692,086
1,649,181	Telecom Italia S.p.A., ADR	48,156,085
663,200	Telecomunicacoes Brasileiras SA, ADR	22,595,224
2,382,881	Telefonica SA, ADR	111,923,921
2,377,840	Telefonos de Mexico SA de CV, ADR, Class L	53,453,843
		897,458,442
	Wireless telecommunication services — 1.1%
1,448,339	SK Telecom Co. Ltd., ADR	34,166,317
57,077	SK Telecom Co., Ltd.	11,297,141
61,418	Tim Participacoes SA, ADR	2,274,309
426,217	Vivo Participacoes SA(a)	1,824,209
		49,561,976
		947,020,418
	Utilities — 7.8%
	Electric utilities — 7.8%
8,804,137	Centrais Electricas Brasileiras SA, ADR	98,420,567
1,028,540	Electricite de France(a)	58,338,847
1,218,160	Electricite de France(a)(b)	69,094,104
5,657,650	Korea Electric Power Corp., ADR	122,205,240
		348,058,758
	Total common stocks (Cost of $3,321,674,565)	4,388,735,411
	Short-term obligation — 1.0%
44,789,000	Repurchase agreement with State Street Bank & Trust Co. dated 03/31/06, due 04/03/06 at 4.370%, collateralized by a U.S. Treasury Note maturing 03/31/08, market value of $45,688,025 (repurchase proceeds $44,805,311)	44,789,000
	Total short-term obligation (Cost of $44,789,000)	44,789,000

Total investments (Cost of $3,366,463,565)(d)	99.4%	4,433,524,411
Other assets & liabilities, net	0.6%	25,605,063
Net assets	100.0%	4,459,129,474

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2006, these securities, which are not illiquid, amounted to $303,291,213, which represents 6.8% of net assets.

See Accompanying Notes to Financial Statements.

67

Columbia Funds Master Investment Trust

Columbia International Value Master Portfolio

Investment portfolio (continued)  March 31, 2006

(c)  Investments in affiliates as of March 31, 2006:
Security name: Compania Anonima Nacional Telefonos de Venezuela, ADR

Shares as of 03/31/05:	2,878,864
Shares purchased:	—
Shares sold:	—
Shares as of 03/31/06:	2,878,864
Net realized gain/loss:	$—
Dividend income earned:	$4,556,119
Value at end of period:	$60,974,339

(d)  Cost for federal income tax purposes is $3,366,463,565.

The Master Portfolio was invested in the following countries at March 31, 2006:

Summary of Securities by Country	Value ($)	% of Total Investments
Japan	$751,500,736	17.0%
United Kingdom	670,668,835	15.1
Netherlands	479,159,406	10.8
France	413,211,099	9.3
Germany	402,822,703	9.1
Switzerland	249,889,224	5.6
Italy	235,861,941	5.3
South Korea	229,743,288	5.2
Singapore	187,526,933	4.2
Brazil	173,526,064	3.9
Spain	150,246,716	3.4
Portugal 100,132,831 2.3 Canada	81,475,950	1.8
Venezuela	60,974,340	1.4
Bermuda	53,508,618	1.2
Mexico	53,453,843	1.2
Taiwan	53,375,348	1.2
United States*	44,789,000	1.0
New Zealand	41,657,536	1.0
	$4,433,524,411	100.0%

*  Includes Short-Term Obligation.

Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

68

Columbia Funds Master Investment Trust

Statement of assets and liabilities  March 31, 2006

Columbia International Value Master Portfolio($)
Assets:
Unaffiliated investments, at identified cost	3,322,040,460
Affiliated investments, at identified cost	44,423,105
Total investments, at identified cost	3,366,463,565
Unaffiliated investments, at value	4,372,550,072
Affiliated investments, at value	60,974,339
Total investments, at value	4,433,524,411
Cash	52
Foreign currency (cost of $390,668)	392,457
Receivable for:
Investments sold	13,038,249
Interest	5,437
Dividends	14,273,045
Foreign tax reclaim	930,296
Total assets	4,462,163,947
Liabilities:
Payable for:
Investment advisory fee	2,712,477
Administration fee	172,876
Trustees' fees	43,862
Pricing and bookkeeping fee	14,864
Custody fee	47,260
Other liabilities	43,134
Total liabilities	3,034,473
Net assets	4,459,129,474

See Accompanying Notes to Financial Statements.

69

Statement of operations

For the Year Ended March 31, 2006

Columbia International Value Master Portfolio($)
Net investment income
Income:
Dividends (Net of foreign withholding taxes of $11,617,259)	104,806,980
Dividends from affiliates	5,085,144
Interest	1,573,805
Securities lending	802,358
Total income	112,268,287
Expenses:
Investment advisory fee	30,530,833
Administration fee	2,038,001
Trustees' fees	16,753
Pricing and bookkeeping expense	69,374
Custody fee	670,086
Other expenses	175,452
Total operating expenses	33,500,499
Interest expense	47,517
Total expenses	33,548,016
Custody earnings credit	(22,583)
Net expenses	33,525,433
Net investment income	78,742,854
Net realized and unrealized gain (loss) on investments and foreign currency
Net realized gain (loss) on:
Investments	484,632,513
Foreign currency transactions	(1,165,653)
Net realized gain	483,466,860
Net change in unrealized appreciation (depreciation) on:
Investments	374,143,225
Foreign currency translations	(58,362)
Net change in unrealized appreciation (depreciation)	374,084,863
Net gain	857,551,723
Net increase resulting from operations	936,294,577

See Accompanying Notes to Financial Statements.

70

Columbia Funds Master Investment Trust

Statement of changes in net assets

	Columbia International Value Master Portfolio
	Year Ended March 31, 2006($)	Year Ended March 31, 2005($)
Increase (decrease) in net assets
Operations:
Net investment income	78,742,854	64,345,616
Net realized gain on investments and foreign currency transactions	483,466,860	357,765,195
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	374,084,863	120,463,709
Net increase resulting from operations	936,294,577	542,574,520
Contributions	274,115,210	242,589,000
Withdrawals	(1,035,528,313)	(604,410,000)
Net increase (decrease) in net assets	174,881,474	180,753,520
Net assets:
Beginning of period	4,284,248,000	4,103,494,480
End of period	4,459,129,474	4,284,248,000

See Accompanying Notes to Financial Statements.

71

Financial highlights

					Without waivers and/or expense reimbursements
	Total return	Ratio of operating expenses to average net assets(a)(b)	Ratio of net investment income/(loss) to average net assets	Portfolio turnover rate	Ratio of operating expenses to average net assets(a)
International Value Master Portfolio:
Year ended 3/31/2006	24.88%	0.80%	1.88%	20%	0.80%
Year ended 3/31/2005	13.85	0.86	1.57	21	0.91
Year ended 3/31/2004	79.88	0.90	1.34	15	0.96
Year ended 3/31/2003	(28.54)	0.90	1.45	25	0.96
Year ended 3/31/2002	0.08	0.93	1.61	19	0.96

(a)  The effect of the custodial expense offset (see note 4) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

(b)  The effect of interest expense on the operating expense ratio was less than 0.01%.

See Accompanying Notes to Financial Statements.

72

Columbia Funds Master Investment Trust

Notes to financial statements  March 31, 2006

Note 1.  Organization

Columbia Funds Master Investment Trust (the "Master Trust"), is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. Information presented in these financial statements pertains only to Columbia International Value Master Portfolio (the "Master Portfolio").

The following investors were invested in the Master Portfolio at March 31, 2006:

Columbia International Value Master Portfolio:
Columbia International Value Fund	87.1%
Nations International Value Fund (Offshore)	1.2%
Banc of America Capital Management Funds I, LLC — International Value Fund	11.7%

On September 23, 2005, Nations Master Investment Trust was renamed Columbia Funds Master Investment Trust. Also on that date, Nations International Value Master Portfolio and Nations International Value Fund were renamed Columbia International Value Master Portfolio and Columbia International Value Fund, respectively.

Note 2.  Significant accounting policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Master Portfolio in the preparation of their financial statements.

Security valuation:  Securities traded on a recognized exchange are generally valued at the last sale price on the exchange or market on which such securities are primarily traded. Securities traded on NASDAQ are generally valued at the NASDAQ official closing price. Securities traded only over-the-counter are generally valued at the mean of the latest bid and asked prices. Restricted securities, securities for which market quotations are not readily available, and certain other assets may be valued at fair value in accordance with procedures adopted by the Board of Trustees. Short-term investments that mature in 60 days or less are valued at amortized cost, which approximates current market value.

Trading in securities on most foreign exchanges and over the counter markets is normally completed before the close of the domestic stock market and may also take place on days when the domestic market is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Master Portfolio's net assets are calculated, such securities may be valued at fair value in accordance with procedures adopted by the Board of Trustees. An independent fair value pricing service assists in the fair valuation process for funds that primarily invest in international securities. If a security is valued at a "fair value", such value is likely to be different from the last quoted market price for the security.

Security transactions: Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase agreements: The Master Portfolio may engage in repurchase agreement transactions with institutions that the Master Portfolio's investment advisor has determined are creditworthy. The Master Portfolio, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Master Portfolio's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Master Portfolio seeks to assert its rights.

Foreign currency transactions: The books and records of the Master Portfolio are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern (U.S.) time by a pricing service. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of a Master Portfolio and the amounts

73

Columbia Funds Master Investment Trust

Notes to financial statements (continued)  March 31, 2006

actually received. The effects of changes in foreign currency exchange rates on securities are not separately identified in the Statement of operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on securities.

Income recognition: Interest income is earned from settlement date and recorded on an accrual basis. Dividend income (including dividend income from affiliated funds) is recorded on ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Master Portfolio is informed of the ex-dividend date. Each investor in the Master Portfolio is treated as an owner of its proportionate share of the net assets, income, expenses, realized and unrealized gains and losses of the Master Portfolio.

Expenses: General expenses of the Master Trust are allocated to the Master Portfolio based upon its relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Master Portfolio are charged directly to the Master Portfolio.

Federal income tax status: The Master Portfolio is treated as a partnership for federal income tax purposes and therefore is not subject to federal income tax. Each investor in the Master Portfolio will be subject to taxation on its allocated share of the Master Portfolio's ordinary income and capital gains.

The Master Portfolio may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Master Portfolio accrues such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invest.

Indemnification: In the normal course of business, the Master Portfolio enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Master Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims against the Master Portfolio. Also, under the Master Trust's organizational documents, the Trustees and Officers of the Master Trust are indemnified against certain liabilities that may arise out of their duties to the Master Trust. However, based on experience, the Master Portfolio expects the risk of loss due to these warranties and indemnities to be minimal.

Note 3.  Federal tax information

Unrealized appreciation and depreciation at March 31, 2006, based on cost of investments for federal income tax purposes was:

	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation
Master Portfolio	$1,245,046,282	$177,985,436	$1,067,060,846

Note 4.  Fees and Compensation Paid to Affiliates

Investment advisory fee: Columbia Management Advisors, LLC ("Columbia"), an indirect, wholly-owned subsidiary of Bank of America Corporation ("BOA"), is the investment advisor to the Master Portfolio. Prior to September 30, 2005, Banc of America Capital Management, LLC ("BACAP"), a wholly-owned subsidiary of Bank of America N.A., which in turn is a wholly-owned subsidiary of BOA, was the investment advisor to the Master Portfolio, under the same fee structure. On September 30, 2005, Columbia Management Advisors, Inc. combined with BACAP. At that time, the combined investment advisor was then renamed Columbia Management Advisors, LLC.

Columbia receives an investment advisory fee, calculated daily and payable monthly, based on the average daily net assets of the Master Portfolio at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $500 million	0.85%
$500 million to $1 billion	0.80%
$1 billion to $1.5 billion	0.75%
$1.5 billion to $3 billion	0.70%
$3 billion to $6 billion	0.68%
Over $6 billion	0.66%

74

Columbia Funds Master Investment Trust

Notes to financial statements (continued)  March 31, 2006

For the year ended March 31, 2006, the effective investment advisory fee rate for the Master Portfolio was 0.73% of the Master Portfolio's average daily net assets.

Sub-advisory fee: Brandes Investment Partners, LLC ("Brandes") has been retained by Columbia as sub-advisor to the Master Portfolio. As the sub-advisor, Brandes is responsible for daily investment operations, including placing all orders for the purchase and sale of the portfolio securities for the Master Portfolio. Columbia, from the investment advisory fee it receives, pays Brandes a monthly sub-advisory fee at the annual rate of 0.50% of the Master Portfolio's average daily net assets.

Administration fee: Columbia provides administrative and other services to the Master Portfolios. Prior to August 22, 2005, BACAP Distributors, LLC, a wholly-owned subsidiary of BOA, served as the administrator to the Master Portfolio under the same fee structure and Bank of New York ("BNY") served as the sub-administrator to the Master Portfolio. On August 22, 2005, BACAP Distributors merged into Columbia Funds Distributor, Inc., a subsidiary of Columbia and an indirect, wholly-owned subsidiary of BOA. Columbia Funds Distributor, Inc, was then renamed Columbia Management Distributors, Inc.

Under the administration agreement, Columbia is entitled to receive an administration fee, computed daily and paid monthly, at the annual rate of 0.05% of the Master Portfolio's average daily net assets less the fees payable by the Master Portfolio under the pricing and bookkeeping agreement (described below).

Pricing and bookkeeping fees: Columbia is responsible for providing pricing and bookkeeping services to the Master Portfolio under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street"). As a result, the total fees payable under the pricing and bookkeeping agreement are paid to State Street.

Under its pricing and bookkeeping agreement with the Master Portfolio, Columbia receives from the Master Portfolio an annual fee of $38,000 paid monthly. In addition, the Master Portfolio pays a monthly fee based on the level of average daily net assets for the month; provided that during any 12-month period, the aggregate fee, exclusive of out-of-pocket expenses and charges, shall not exceed $140,000. The Master Portfolio also reimburses Columbia and State Street for out-of-pocket expenses and charges, including fees payable to third parties for pricing the Master Portfolio's portfolio securities and direct internal costs incurred by Columbia in connection with providing fund accounting oversight and monitoring and certain other services. Prior to December 1, 2005, the fees for pricing and bookkeeping services were included in the administration agreement.

Expense limits and fee reimbursements: Columbia has voluntarily agreed to limit total annual operating expenses to 0.90% of the Master Portfolio's average daily net assets. There is no guarantee that this limitation will continue.

Fees paid to officers and trustees: All officers of the Master Portfolio, with the exception of the Master Portfolio's Chief Compliance Officer, are employees of Columbia or its affiliates and receive no compensation from the Master Portfolio. The Board of Trustees has appointed a Chief Compliance Officer to the Master Portfolio in accordance with federal securities regulations.

The Master Trust's eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. All benefits provided under this plan are unfunded and any payments to plan participants are paid solely out of the Master Portfolio's assets. Income earned on the plan participant's deferral account is based on the rate of return of the eligible mutual funds selected by the participants or, if no funds are selected, on the rate of return of Columbia Treasury Reserves (formerly Nations Treasury Reserves), a portfolio of Columbia Funds Trust, another registered investment company advised by Columbia. The expense for the deferred compensation plan is included in "Trustees' fees" on the Statements of operations. The liability for the deferred compensation plan is included in "Trustees' fees" on the Statements of assets and liabilities.

Custody credits: The Master Portfolio has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of operations. The Master Portfolio could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

75

Columbia Funds Master Investment Trust

Notes to financial statements (continued)  March 31, 2006

Other: Prior to the appointment of State Street as sub-administrator to the Master Portfolio the Master Portfolio made daily investments of cash balances in Columbia Cash Reserves (formerly Nations Cash Reserves), another portfolio of the Columbia Funds Series Trust, pursuant to an exemptive order received from the Securities and Exchange Commission. The income earned by the Master Portfolio from such investments is included as "Dividends from affiliates" in the Statement of operations. Columbia earned advisory and administration fees on the investments made in Columbia Cash Reserves in addition to the advisory and administration fees earned by Columbia from the Master Portfolio. For the year ended March 31, 2006, Columbia earned the following fees related to investments in affiliated funds:

	Advisory Fees (Earned by Columbia)	Administration Fees (Earned by Columbia)
Master Portfolio	$17,656	$8,828

Note 5.  Portfolio information

The aggregate cost of purchases and proceeds from sales of securities excluding short-term obligations, for the year ended March 31, 2006 were $868,495,443 and $1,586,335,212, respectively.

Note 6.  Line of credit

The Master Trust and other affiliated funds participate in a $150,000,000 uncommitted, unsecured line of credit provided by State Street. The agreement is renewable on an annual basis. Borrowings are used for temporary or emergency purposes to facilitate portfolio liquidity. Interest is charged to each participating master portfolio based on its borrowings at a variable rate per annum equal to the Federal Funds Rate plus a spread, as determined and quoted by State Street at the time of the request for a loan. A one-time structuring fee of $30,000 is apportioned and accrued among each participating master portfolio based on the average net assets of the participating funds. The structuring fee is included in "Other expenses" on the Statement of operations. In addition, if the uncommitted line of credit is extended for an additional period, an annual administration fee of $15,000 will be charged and apportioned among each participating master portfolio.

Prior to August 22, 2005, the Master Trust participated with other affiliated funds in a $1 billion uncommitted line of credit provided by BNY under a line of credit agreement (the "Agreement"). Advances under the Agreement were taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings was payable at a specified Federal Funds Rate plus 0.50% on an annualized basis. Each participating master portfolio maintained a ratio of net assets (not including amounts borrowed pursuant to the Agreement) to the aggregate amount of indebtedness pursuant to the Agreement of no less than 4 to 1.

During the year ended March 31, 2006, the average daily loan balance outstanding and the weighted average interest rates for the Master Portfolio were as follows:

	Average Amount Outstanding	Average Interest Rate
Master Portfolio	$1,072,562	4.43%

Note 7.  Securities lending

Prior to the appointment of State Street as custodian to the Master Portfolio, the Master Portfolio was allowed to lend its securities to certain approved brokers, dealers and other financial institutions. The income earned by the Master Portfolio from securities lending is included in its Statement of Operations. The Board of Trustees has approved a securities lending program with State Street. As of March 31, 2006 the Master Portfolio did not have any securities on loan.

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Columbia Funds Master Investment Trust

Notes to financial statements (continued)  March 31, 2006

Note 8.  Disclosure of Significant Risks and Contingencies

Foreign securities: There are certain risks involved in investing in foreign securities that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign government laws and restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Master Portfolio to meet its obligations may be affected by economic and political developments in a specific country, industry or region.

Legal Proceedings: On February 9, 2005, Banc of America Capital Management, LLC ("BACAP" now known as Columbia Management Advisors LLC) and BACAP Distributors, LLC ("BACAP Distributors" now known as Columbia Management Distributors, Inc.) entered into an Assurance of Discontinuance with the New York Attorney General (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the U.S. Securities and Exchange Commission (the "SEC") (the "SEC Order"). A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC's website.

Under the terms of the SEC Order, BACAP, BACAP Distributors, and their affiliate, Banc of America Securities, LLC ("BAS") agreed, among other things, (1) to pay $250 million in disgorgement and $125 million in civil money penalties; (2) to cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; (3) to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices; and (4) to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement also requires, among other things, BACAP and BACAP Distributors, along with Columbia Management Advisors, Inc. and Columbia Funds Distributors, Inc., the investment advisor to and distributor of the Columbia Funds, respectively, to reduce Columbia Funds, Nations Funds and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions. Consistent with the terms of the settlements, the Nations Funds Boards have an independent Chairman, are comprised of at least 75% independent trustees and have engaged a senior officer with a wide range of compliance and oversight responsibilities.

Pursuant to the procedures set forth in the SEC Order, $375 million will be distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC. The independent distribution consultant has been in consultation with the staff of the SEC and has submitted a proposed plan of distribution. The SEC has not yet approved a final plan of distribution.

As a result of these matters or any adverse publicity or other developments resulting from them, including lawsuits brought by shareholders of the affected Nations Funds, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the Nations Funds.

Civil Litigation: In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Bank of America Corporation and certain of its affiliates, including BACAP and BACAP Distributors (collectively "BAC"), Nations Funds Trust and its Board of Trustees. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Nations Funds Trust against BAC and others that asserts claims under federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action.

On February 25, 2005, BAC and other defendants filed motions to dismiss the claims in the pending cases.

On December 15, 2005, BAC and others entered into a Stipulation of Settlement of the direct and derivative claims brought on behalf of the Nations Funds shareholders. Among other contingencies, the settlement is contingent upon a minimum

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Columbia Funds Master Investment Trust

Notes to financial statements (continued)  March 31, 2006

threshold amount being received by the Nations Fund shareholders and/or the Nations Funds mutual funds from the previously established regulatory settlement fund. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs' counsel as approved by the court. The stipulation has not yet been presented to the court for preliminary approval.

Separately, several related putative class actions have been filed against Nations Funds Trust, Columbia Funds Series Trust (as successor to Nations Funds Trust), the Bank of America Corporation and certain of its affiliates, and others in various federal courts relating to the conversion of common trust funds and the investment of assets held in fiduciary accounts at the Bank of America, N.A. in the Funds. These suits allege various claims including state law claims for breach of fiduciary duty, breach of contract, and unjust enrichment and violations of federal securities laws. One of the suits has been dismissed because the Court did not have subject matter jurisdiction and Nations Funds Trust expects to file a motion to dismiss the remaining suits as well.

Separately, a putative class action — Mehta v AIG Sun America Life Assurance Company — involving fair value pricing of mutual funds was filed in Illinois State Court, subsequently removed to federal court and then transferred to the United States District Court for the District of Maryland for coordinated or consolidated handling in the MDL. AIG SunAmerica Life Assurance Company has made demand upon Nations Separate Account Trust (as successor to Nations Annuity Trust) and BACAP (as successor to Banc of America Advisors, Inc.) for indemnification pursuant to the terms of a Fund Participation Agreement.

78

Columbia Funds Master Investment Trust

Report of Independent Registered Public Accounting Firm

To the Shareholders and Trustees of Columbia Funds Master Investment Trust (formerly Nations Master Investment Trust)

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statement of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia International Value Master Portfolio (formerly Nations International Value Master Portfolio) (constituting part of Columbia Funds Master Investment Trust, hereafter referred to as the "Portfolio") at March 31, 2006, the results of its operations for the year then ended, the change in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
May 26, 2006

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Columbia Funds Master Investment Trust

Fund governance

Trustees

The Trustees/Directors serve terms of indefinite duration. The names, addresses and ages of the Trustees/Directors and officers of the Funds in the Columbia Funds Complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee/Director and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Name, address and age, Position with funds, Year first elected or appointed to office	Principal occupation(s) during past five years, Number of portfolios in Columbia Funds Complex overseen by trustee/director, Other directorships held
Disinterested Trustees

Edward J. Boudreau (Born 1944) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Managing Director, E.J. Boudreau & Associates (consulting), through present.

William P. Carmichael (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1999)	Trustee and Chairman of the Board; retired.

William A. Hawkins (Born 1942) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	President, Retail Banking- IndyMac Bancorp, Inc., from September 1999 to August 2003.

R. Glenn Hilliard (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), from April 2003 through current; Chairman and Chief Executive Officer, ING Americas, from 1999 to April 2003; and Non-Executive Chairman, Conseco, Inc. (insurance), from September 2004 through current.

Minor M. Shaw (Born 1947) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2003)	President, Micco Corporation and Mickel Investment Group.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-426-3750.

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Columbia Funds Master Investment Trust

Fund governance (continued)

Officers

Name, address and age, Position with Columbia Funds, Year first elected or appointed to office	Principal occupation(s) during past five years

Christopher L. Wilson (Born 1957) One Financial Center Boston, MA 02111 President (since 2004)	Head of Mutual Funds since August, 2004 and Managing Director of the Advisor since September, 2005; President and Chief Executive Officer, CDC IXIS Asset Management Services, Inc. (investment management) from September, 1998 to August, 2004.

James R. Bordewick, Jr. (Born 1959) One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April, 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April, 2005.

J. Kevin Connaughton (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President, Chief Financial Officer and Treasurer (since 2000)	Managing Director of the Advisor since May, 2004.

Mary Joan Hoene (Born 1949) 100 Federal Street Boston, MA 02110 Senior Vice President and Chief Compliance Officer (since 2004)	Senior Vice President and Chief Compliance Officer of various funds in the Fund Complex; Partner, Carter, Ledyard & Milburn LLP (law firm) from January, 2001 to August, 2004.

Michael G. Clarke (Born 1969) One Financial Center Boston, MA 02111 Chief Accounting Officer and Assistant Treasurer (since 2004)	Director of Fund Administration since January, 2006; Managing Director of Columbia Management Advisors, LLC September, 2004 to December, 2005; Vice President Fund Administration June, 2002 to September, 2004. Vice President Product Strategy and Development from February, 2001 to June, 2002.

Jeffrey R. Coleman (Born 1969) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2004)	Director of Fund Administration since January, 2006; Fund Controller from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August, 2000 to September, 2004.

Joseph F. DiMaria (Born 1968) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2004)	Director of Fund Administration since January, 2006; Head of Tax/Compliance and Assistant Treasurer from November, 2004 to December, 2005; Director of Trustee Administration (Sarbanes-Oxley) from May, 2003 to October, 2004; Senior Audit Manager, PricewaterhouseCoopers (independent registered public accounting firm) from July, 2000 to April, 2003.

Ty S. Edwards (Born 1966) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2004)	Director of Fund Administration since January, 2006; Vice President of the Advisor from (Month/Year) to (Month), 2002; Assistant Vice president and Director, State Street Corporation (financial services) prior to 2002.

Barry S. Vallan (Born 1969) One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President-Fund Treasury of the Advisor since October, 2004; Vice President-Trustee Reporting from April, 2002 to October, 2004; Management Consultant, PricewaterhouseCoopers (independent registered public accounting firm) prior to October, 2002.

81

Columbia Funds Master Investment Trust

Board Consideration and Re-Approval of Investment Advisory and Sub-Advisory Agreements

Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") contemplates that the Boards of Trustees of Columbia Funds Series Trust and Columbia Master Investment Trust (the "Boards"), including a majority of the Trustees who have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not "interested persons" of the Trusts, as defined in the 1940 Act (the "Independent Trustees"), will annually review and re-approve the existing investment advisory and sub-advisory agreements and approve any newly proposed terms therein. In this regard, the Boards reviewed and re-approved, during the most recent six months covered by this report (i) investment advisory agreements with Columbia Management Advisors, LLC ("CMA") for the Columbia Global Value Fund, Columbia International Value Master Portfolio, Columbia Multi-Advisor International Equity Master Portfolio and Columbia Marsico International Opportunities Master Portfolio; (ii) an investment sub-advisory agreement with Marsico Capital Management ("Marsico Capital") for Columbia Marsico International Opportunities Master Portfolio and Columbia Multi-Advisor International Equity Master Portfolio; (iii) an investment sub-advisory agreement with Brandes Investment Partners, L.P. ("Brandes") for Columbia Global Value Fund and Columbia International Value Master Portfolio; and (iv) investment sub-advisory agreements with Causeway Capital Management LLC ("Causeway Capital") for Columbia Multi-Advisor International Equity Master Portfolio. Causeway Capital, together with Brandes and Marsico Capital, are hereafter referred to as (the "Sub-Advisers"). The investment advisory agreements with CMA and the investment sub-advisory agreements with the Sub-Advisers are each referred to as an "Advisory Agreement" and collectively referred to as the "Advisory Agreements." The funds and master portfolios identified above are each referred to as a "Fund" and collectively referred to as the "Funds."

More specifically, at meetings held on November 16-17, 2005, the Boards, including the Independent Trustees advised by their independent legal counsel, considered the factors and reached the conclusions described below relating to the selection of CMA and the Sub-Advisers and the re-approval of the Advisory Agreements.

Nature, Extent and Quality of Services

The Boards received and considered various data and information regarding the nature, extent and quality of services provided to the Funds by CMA and the Sub-Advisers under the Advisory Agreements. The Boards also received and considered general information regarding the types of services investment advisers provide other funds, who, like the Funds, are provided administration services under a separate contract. The most recent investment adviser registration forms ("Forms ADV") for CMA and the Sub-Advisers were made available to the Boards, as were CMA's and the Sub-Advisers' responses to a detailed series of requests submitted by the Independent Trustees' independent legal counsel on behalf of such Trustees. The Boards reviewed and analyzed those materials, which included, among other things, information about the background and experience of senior management and the expertise of, and amount of attention devoted to the Funds by, investment personnel of CMA and the Sub-Advisers. In this regard, the Boards specifically reviewed the qualifications, backgrounds and responsibilities of the portfolio managers primarily responsible for day-to-day portfolio management services for the Funds.

In addition, the Boards received and reviewed information on all Securities and Exchange Commission ("SEC") and other regulatory inquiries, examinations or audits of the Funds, CMA and the Sub-Advisers. The Boards considered the investment and legal compliance programs of each of these entities, including their implementation of enhanced compliance policies and procedures in response to SEC rule changes and other regulatory initiatives. The Boards also considered the Funds' Chief Compliance Officer's report and recommendations.

The Boards evaluated the ability of CMA and the Sub-Advisers, based on their resources, reputation and other attributes, to attract and retain highly qualified investment professionals, including research, advisory and supervisory personnel. In this regard, the Boards considered information regarding CMA's compensation program for its personnel involved in the management of the Funds, including incentive and retirement plans. In addition, the Boards considered the effects of hirings and departures of personnel in light of the merger of Bank of America Corporation and FleetBoston Financial Corporation.

Based on the above factors, together with those referenced below, the Boards concluded that they were generally satisfied with the nature, extent and quality of the investment advisory services provided to each of the Funds by CMA and the Sub-Advisers.

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Board Consideration and Re-Approval of Investment Advisory

and Sub-Advisory Agreements (continued)

Fund Performance and Expenses

The Boards considered the one-year, three-year, five-year and ten-year performance results for each of the Funds, as relevant. It also considered these results in comparison to the median performance results of the group of funds that was determined by Lipper Inc. ("Lipper") to be the most similar to a given Fund (the "Peer Group") and to the median performance of a broader universe of relevant funds as determined by Lipper (the "Universe"), as well as to each Fund's benchmark index. Lipper is an independent provider of investment company data. For certain Funds, Lipper determined that the composition of the Peer Group and/or Universe for performance would differ from that of expenses to provide a more accurate basis of comparison. The Boards were provided with a description of the methodology used by Lipper to select the mutual funds in each Fund's Peer Group and Universe.

The Boards also considered information in the Lipper data that ranked each Fund based on: (i) each Fund's one-year performance compared to actual management fees; (ii) each Fund's one-year performance compared to total expenses; (iii) each Fund's three-year performance compared to actual management fees; and (iv) each Fund's three-year performance compared to total expenses. Based on these comparisons and the expense and performance rankings of each Fund in the Lipper data, CMA apprised the Boards of individual characteristics (such as: poor rankings in terms of management fees, overall expenses or performance or a combination of below-average to poor performance and below-average to poor management fee and expense rankings) of any Fund that they believed warranted further investigation by the Boards.

The Boards considered the impact on expenses of the Funds resulting from the overall cost reductions that management anticipated would result from the shift to a common group of service providers, which had recently been implemented, for transfer agency, fund accounting and custody services for mutual funds advised by Bank of America affiliates. The Boards received and considered statistical information regarding each Fund's total expense ratio and its various components, including contractual advisory fees, actual advisory fees, actual non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees, fee waivers/caps and/or expense reimbursements. The Boards also considered comparisons of these fees to the expense information for each Fund's Peer Group and Universe, which comparative data was provided by Lipper.

Based on the above-referenced considerations and other factors, the Boards concluded that the overall performance and expense results supported the re-approval of the Advisory Agreements for each Fund.

Investment Advisory and Sub-Advisory Fee Rates

The Boards reviewed and considered the proposed contractual investment advisory fee rates combined with the administration fee rates, payable by the Funds to CMA for investment advisory services (the "Advisory Agreement Rates"). The Boards also reviewed and considered the proposed contractual investment sub-advisory fee rates (the "Sub-Advisory Agreement Rates") payable by CMA to the Sub-Advisers for investment sub-advisory services. In addition, the Boards reviewed and considered the proposed fee waiver/cap arrangements applicable to the Advisory Agreement Rates and considered the Advisory Agreement Rates after taking the waivers/caps into account (the "Net Advisory Rates"). The Boards noted that, on a complex-wide basis, CMA had reduced annual investment advisory and administration fees by at least $32 million per year pursuant to a settlement agreement entered into the with New York Attorney General ("NYAG") to settle a civil complaint filed by the NYAG relating to trading in mutual fund shares. The Boards also noted reductions in Net Advisory Rates and/or total expenses of certain Funds, including in conjunction with certain recent Fund mergers. The Boards also recognized the possibility that certain Funds would reach breakpoints sooner because of the new assets obtained as a result of a merger. Additionally, the Boards received and afforded specific attention to information comparing the Advisory Agreement Rates and Net Advisory Rates with those of the other funds in their respective Peer Groups.

For certain Funds highlighted as meeting accepted criteria for warranting further review, the Boards engaged in further analysis with regard to approval of the Funds' Advisory Agreements. The Boards engaged in further review of the Columbia Marsico International Opportunities Master Portfolio because its Net Advisory Rate and investment performance over some periods were appreciably outside of the median range of its Peer Group. However, the Boards noted factors such as a total expense ratio that was lower than the median of its Peer Group and performance over other periods that was not appreciably outside the median range of its Peer Group, that outweighed the factors noted above. The Boards also engaged in further review of the Columbia Global Value Fund because its Net Advisory Rate was appreciably higher than the median of its Peer Group. However, the Boards noted factors such as the strong performance of the Fund over all measurement periods and a

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Columbia Funds Master Investment Trust

Board Consideration and Re-Approval of Investment Advisory

and Sub-Advisory Agreements (continued)

total expense ratio that was not appreciably outside the median range of its Universe, that outweighed the factors noted above.

The Boards also reviewed and considered a report prepared and provided by Eric Sirri, the Independent Fee Consultant to the Funds appointed pursuant to the NYAG Settlement. Mr. Sirri's report included information about the fees and expenses paid to CMA and their reasonableness in light of industry standards. A copy of the Independent Fee Consultant's report follows and is available on the Funds' website at http://www.columbiafunds.com.

The Boards concluded that the factors noted above, and other factors, supported the Advisory Agreement Rates and the Net Advisory Rates, and approved the Advisory Agreements for all of the Funds.

With regard to the Funds with a sub-adviser, the Boards also reviewed the Sub-Advisory Agreement Rates charged by Marsico Capital, Brandes and Causeway Capital, which serve as Sub-Adviser to certain of the Funds. The Boards concluded that the Sub-Advisory Agreement Rates were fair and equitable, based on their consideration of the factors described above.

Profitability

The Boards received and considered a profitability analysis of CMA based on the Advisory Agreement Rates and the Net Advisory Rates, as well as on other relationships between the Funds on the one hand and CMA affiliates on the other. The Boards concluded that, in light of the costs of providing investment management and other services to the Funds, the profits and other ancillary benefits that CMA and its affiliates received from providing these services to the Funds were not unreasonable.

Economies of Scale

The Boards received and considered information regarding whether there have been economies of scale with respect to the management of the Funds, whether the Funds have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Boards concluded that any actual or potential economies of scale are, or will be, shared fairly with Fund shareholders, most particularly through breakpoints implemented by management in 2004.

The Boards acknowledged the inherent limitations of any analysis of an investment adviser's economies of scale and of any attempt to correlate breakpoints with such economies, stemming largely from the Boards' understanding that economies of scale are realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund.

Information About Services to Other Clients

The Boards also received and considered information about the nature and extent of services and fee rates offered by CMA and the Sub-Advisers to their other clients, including institutional investors. The Boards concluded that, where the Advisory Agreement Rates, Sub-Advisory Agreement Rates and Net Advisory Rates were appreciably higher than the range of the fee rates offered to other CMA and Sub-Adviser clients, based on information provided by CMA and the Sub-Advisers, the costs associated with managing and operating a registered investment company provided a justification for the higher fee rates charged to the Funds.

Other Benefits to CMA and the Sub-Advisers

The Boards received and considered information regarding any "fall-out" or ancillary benefits received by CMA and its affiliates and the Sub-Advisers as a result of their relationship with the Funds. Such benefits could include, among others, benefits attributable to CMA's and the Sub-Advisers' relationships with the Funds (such as soft-dollar credits) and benefits potentially derived from an increase in CMA's and the Sub-Advisers' business as a result of their relationship with the Funds (such as the ability to market to shareholders other financial products offered by CMA and its affiliates or a Sub-Adviser).

The Boards considered the effectiveness of the policies of the Funds in achieving the best execution of portfolio transactions, whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be realized by using an affiliated broker, the extent to which efforts are made to recapture transaction costs, and the controls

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Columbia Funds Master Investment Trust

Board Consideration and Re-Approval of Investment Advisory

and Sub-Advisory Agreements (continued)

applicable to brokerage allocation procedures. The Boards also reviewed CMA's and the Sub-Advisers' methods for allocating portfolio investment opportunities among the Funds and other clients.

Other Factors and Broader Review

As discussed above, the Boards review materials received from CMA and the Sub-Advisers annually as part of the re-approval process under Section 15(c) of the 1940 Act. The Boards also review and assess the quality of the services the Funds receive throughout the year. In this regard, the Boards review reports of CMA and the Sub-Advisers at each of their quarterly meetings, which include, among other things, a portfolio review and fund performance reports. In addition, the Boards confer with the portfolio managers of the Funds at various times throughout the year.

After considering the above-described factors based on their deliberations and their evaluation of the information provided, the Boards concluded that re-approval of the Advisory Agreements for each of the Funds was in the best interest of the Funds and their shareholders. Accordingly, the Boards unanimously re-approved the Advisory Agreements.

85

Summary of management Fee Evaluation By Independent Fee Consultant

Prepared Pursuant to the February 9, 2005 Assurance of Discontinuance
between the Office of Attorney General of New York State and
Columbia Management Advisors, Inc. and Columbia Funds Distributor, Inc.
November 17, 2005

I. OVERVIEW

Columbia Management Advisors, Inc. ("CMA") and Columbia Funds Distributors, Inc. ("CFD") (CFD together with CMA referred to herein as Columbia Management Group or "CMG1"), entered into an agreement with the New York Attorney General's Office in the form of an Assurance of Discontinuance (the "AOD"). The AOD stipulated that CMA would be permitted to manage or advise the Nations Funds, only if the Independent Members (as such term is defined in the AOD) of the Nations Funds' Board of Trustees/Directors (collectively the "Trustees") appointed a Senior Officer or an Independent Fee Consultant ("IFC") who, among other things, is to manage the process by which management fees are negotiated. On May 15, 2005, the Independent Members of the Board appointed me as the IFC for the Nations Funds. This report is the annual written evaluation of the Nations Funds for 2005 that I have prepared in my capacity as IFC, as required by the AOD.2

A. Duties of the Independent Fee Consultant

As part of the AOD, the Independent Members of the Nations Funds' Board of Trustees/Directors agreed to retain an independent fee consultant who was to participate in the management fee negotiation process. The IFC is charged with "... duties and responsibilities [that] include managing the process by which proposed management fees (including, but not limited to, advisory fees) to be charged the [Nations] Fund[s] are negotiated so that they are negotiated in a manner which is at arms length and reasonable and consistent with this Assurance of Discontinuance." However, the IFC does not replace the Trustees in their role of negotiating management and other fees with CMG and its affiliates. In particular, the AOD states that "Columbia Advisors may manage or advise a [Nations] Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees of the [Nations] Fund using ... an annual independent written evaluation prepared by or under the direction of the ... Independent Fee Consultant...." This report, pursuant to the AOD, constitutes the "annual independent written evaluation prepared by or under the direction of the... Independent Fee Consultant."

The AOD requires the IFC report to consider at least the following:

a) Management fees (including any components thereof) charged by other mutual fund companies for like services;

b) Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

c) Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit;

d) Profit margins of CMA and its affiliates from supplying such services;

e) Possible economies of scale as the CMA fund grows larger; and

f) The nature and quality of CMA services, including Nations Funds' performance.

This report is designed to assist the Board in evaluating the 2005 contract renewal for Nations Funds. In addition, this report points out areas where the Board may deem additional information and analysis to be appropriate over time.

B. Sources of Information Used in My Evaluation

I have requested data from CMG and various third party industry data sources or independent research companies that work in the mutual fund arena. The following list generally describes the types of information I requested.

1. I collected data on performance, management fees, and expense ratios of both Nations Funds and comparable non- Nations Funds. The sources of this information were CMG, Lipper Inc. ("Lipper") and Morningstar Inc. ("Morningstar"). While

1  Prior to the date of this report, CMA merged into an affiliated entity, Banc of America Capital Management, LLC ("BACAP"), and BACAP then changed its name to Columbia Management Advisors, LLC, which carries on the business of CMA, and CFD changed its name to Columbia Management Distributors, Inc.

2  CMG is in the process of renaming the Nations Funds. Throughout this report, unless otherwise noted, the names "Nations Funds" and "Columbia Funds" will be used interchangeably.

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Summary of management Fee Evaluation By Independent Fee Consultant (continued)

Lipper and Morningstar each selected a different group of peer funds it deemed appropriate against which to measure the relative performance and fees of Nations Funds, I conducted an independent review of the appropriateness of each peer group.

2. I reviewed data on CMG's expense and profitability that I obtained from CMA directly.

3. I have reviewed data on the organizational structure of CMG in general.

4. I collected information on profitability from Strategic Insight Mutual Fund Research and Consulting, LLC ("Strategic Insight"). I used this third-party independent research as an additional method to gauge the accuracy of the data collected in (2) above.

5. I conducted interviews with various CMG staff, including members of the senior management team, legal staff, heads of affiliates, portfolio managers, and financial personnel.

6. I reviewed current 2005 Section 15(c) material provided to the Board and material presented to the Board in the 2004 fee and performance evaluation.

7. I have reviewed various academic research papers, industry publications, and other available literature dealing with mutual fund operations, profitability, and other issues. In addition, I have reviewed SEC releases and studies of mutual fund expenses.

8. I have reviewed documents pertaining to recent mutual fund litigation in general and publicly available information about litigation where CMG has been involved. In addition, I have engaged NERA Economic Consulting ("NERA") and independent consultant Dr. John Rea to assist me in data management and analysis. Both NERA and Dr. Rea have extensive experience in the mutual fund industry through consulting, government positions, or industry trade groups that provide unique insights and special knowledge pertaining to my independent analysis of fees, performance, and profitability. I have also retained Shearman & Sterling LLP as outside counsel to advise me in connection with my review.

C. Qualifications and Independence

I am the Walter H. Carpenter Chair and Professor of Finance at Babson College. Before this I was the Chief Economist of the U.S. Securities and Exchange Commission. I have no material relationship with Bank of America or CMG aside from acting as IFC, and am aware of no relationship with any of their affiliates....

II. EVALUATION OF THE GENERAL PROCESS USED TO NEGOTIATE THE ADVISORY CONTRACT

A. General Considerations

My analysis considered all factors and information I reviewed on the finances and operations of Nations Funds. I gave each factor an appropriate weight in my overall findings, and no single factor was in itself the sole criterion for a finding or conclusion. My objective was to assess all of the information provided and conduct a robust evaluation of Nations Funds' operations, fees, and performance.

My analysis and thought processes will and, I believe, should, differ in certain ways from the processes used by Trustees in their evaluation of the management agreements. In particular, because of my technical and quantitative background, I may use techniques and data that Trustees have not previously felt would be useful. I view this supplemental analysis as appropriate because my role is to assist Trustees in their decisions, and to the extent that I bring new ideas or analysis to the evaluation, I believe this improves the process by which management fees for the Nations Funds may be negotiated in accordance with the AOD.

Finally, as part of my role as IFC, I have, from time to time, sent to Trustees additional papers and reports produced by third parties that I felt had bearing on the fee negotiation process. I viewed these materials as educational in nature and felt they would aid Trustees in placing their work in context.

B. CMG Management Interviews

As a starting point of my analysis, I have met with members of the CMG staff to gain an understanding of the organizational structure and personnel involved in running the Nations fund family. Exhibit 1 lists the CMG staff that I or consultants retained by me have had contact with over the past four months.

I have had general discussions and have received information about the management structure of CMG. My conversations with management have been informative. In addition, I have participated in Board meetings where Trustees and management

87

Summary of management Fee Evaluation By Independent Fee Consultant (continued)

have discussed issues relating to management agreements and performance of Nations Funds. When I felt it was appropriate, I added my opinions on particular matters, such as fund performance or fee levels, to the discussion.

C. Trustees' Fee and Performance Evaluation Process

After making initial requests for information, members of the Trustees of the Nations Funds met in advance of the October Section 15(c) contact approval meeting to review certain fee, performance and other data for the Nations Funds and to ask questions and make requests of management. Trustees have developed a process to evaluate the fee and expense levels and performance of Nations Funds. This process is used to highlight those funds that have been performing poorly, may have had higher management fees or expense ratios, or both.

The process involves providing instructions to Lipper to prepare specific data analyses tailored to the Trustees review framework. These instructions include highlighting funds that hit one or more fee/performance "screens." The seven screens the Trustees use are as follows:

a. 5th Lipper quintile in actual management fee;

b. 5th Lipper quintile in total expense ratio;

c. Three or more 5th Lipper quintile rankings in the 1-, 3-, 5- or 10-year performance rankings;

d. Negative ranking for 1-year performance vs. actual management fee category;

e. Negative ranking for 1-year performance vs. total expense category;

f. Negative ranking for 3-year performance vs. actual management fee category;

g. Negative ranking for 3-year performance vs. total expense category.

If a fund hits one or more of these screens, it is highlighted for additional review by the Trustees. This method is only used as an aid for Trustees to highlight funds and is not the sole test of whether the Board will determine to take particular actions concerning fees or performance. Funds that have not been flagged by this screen also may be singled out for fee and performance reasons, and the Trustees may determine not to take action with respect to the fees or performance of funds that have been flagged by the screen. These screens contribute to the basis for discussions on Trustees' views on the Nations Funds.

IV. FINDINGS

My findings based on my work as IFC are as follows:

1. The Trustees have the relevant information necessary to form an opinion on the reasonableness of fees and evaluate the performance of the Nations Funds. The process the Trustees used in preparing to reach their determination has been open and informative. In my view, the 2005 process by which the management fees of the Nations Funds have been negotiated thus far has been, to the extent practicable, at arm's length and reasonable and consistent with the AOD.

2. Nations Funds demonstrated a range of performance relative to their peers. I find that across the fund complex, 57.57 percent of Nations Funds have performance higher than the median of their respective Lipper performance universe, and 53.97 percent of Nations Funds have performance higher than the median of their respective Lipper performance group. In addition, Lipper performance universe and group comparison showed that Nations Funds were distributed roughly evenly across these quintiles. The Trustees have worked with management to address issues of funds that have demonstrated consistent or significant underperformance.

3. Nations Funds demonstrate a range of management fees and expense ratios relative to their peers. I find that across the fund complex, 71.21 percent of Nations Funds have expenses below the median of their Lipper expense universe, and 71.21 percent of Nations Funds have expenses below the median of their Lipper expense group. In addition, Lipper expense universe and group comparisons show that Nations Funds are distributed roughly evenly across these quintiles. The Trustees have taken steps to limit shareholder expenses for certain funds having management fees significantly above their peers, often through the use of fee waivers to which CMG has agreed. Consolidation of various funds and fund families managed by CMG has resulted in substantial savings for funds in non-advisory expenses.

88

Summary of management Fee Evaluation By Independent Fee Consultant (continued)

4. Profitability to CMG of the individual funds ranges widely and the overall profitability to CMG of its relationship with the Nations Funds appears to fall within a reasonable range. The method of cost allocation to funds is addressed in the material provided by CMG to the Trustees, but additional information may be necessary for me to better assess fund level profitability. My review of profitability and cost allocation is ongoing, and I plan to continue to develop my views with regard to fund level profitability.

5. Nations Funds have instituted fee schedules with breakpoints designed to enable investors to benefit from fund economies of scale, although 56.36 (31 out of 55) of the funds have not yet reached their first breakpoint. My analysis of the appropriateness of the breakpoint levels, which I expect will take into account the cost and profitability of the individual funds, is ongoing. My work is ongoing and my views may develop over time in light of new information and analysis.

Respectfully submitted,

Erik R. Sirri

89

COLUMBIA FUNDS

Columbia Funds

Growth funds	Columbia Acorn Fund

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Taxable Bond funds	Columbia Conservative High Yield Fund

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Columbia Income Fund

Columbia Intermediate Bond Fund

Columbia Intermediate Core Bond Fund

Columbia Short Term Bond Fund

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90

Columbia Funds

Tax-Exempt Bond funds	Columbia California Tax-Exempt Fund

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Columbia Connecticut Tax-Exempt Fund

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Columbia South Carolina Intermediate Municipal Bond Fund

Columbia Short Term Municipal Bond Fund

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Columbia Virginia Intermediate Municipal Bond Fund

Money Market funds	Columbia California Tax-Exempt Reserves

Columbia Cash Reserves

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Columbia Government Reserves

Columbia Massachusetts Municipal Reserves

Columbia Money Market Reserves

Columbia Municipal Reserves

Columbia New York Tax-Exempt Reserves

Columbia Prime Reserves

Columbia Tax-Exempt Reserves

Columbia Treasury Reserves

For complete product information on any Columbia fund, visit our website at www.columbiafunds.com.

Columbia Management is the primary investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and advise institutional and mutual fund portfolios. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of NASD, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

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92

IMPORTANT INFORMATION ABOUT THIS REPORT

  Columbia Funds

Transfer Agent

Columbia Management Services, Inc.
P.O. Box 8081
Boston MA 02266-8081
800-345-6611

Distributor

Columbia Management Distributors, Inc.
One Financial Center
Boston MA 02111

Investment Advisor

Columbia Management Advisors, LLC 100 Federal Street
Boston MA 02110

Independent Registered
Public Accounting Firm

PricewaterhouseCoopers LLP
125 High Street
Boston, MA 02110

The funds mail one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800-345-6611 and additional reports will be sent to you.

This report has been prepared for shareholders of Columbia International/Global Stock Funds. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the funds and with the most recent copy of the Columbia Funds Performance Update.

A description of the policies and procedures that the funds use to determine how to vote proxies and a copy of the funds' voting record are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 800-368-0346. Information regarding how the funds voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the funds voted proxies relating to portfolio securities is also available from the funds' website.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Columbia Management is the primary investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and advise institutional and mutual fund portfolios. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of NASD, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

93

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e-mail message when your shareholder report becomes available online. If your fund account is registered with Columbia Funds, you can sign up quickly and easily on our website at www.columbiafunds.com.

Please note — if you own your fund shares through a financial institution, contact the institution to see if it offers electronic delivery. If you own your fund shares through a retirement plan, electronic delivery may not be available to you.

Columbia International/Global Stock Funds Annual Report, March 31, 2006

Columbia Management.

©2006 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

800.345.6611 www.columbiafunds.com

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SHC-42/109423-0306 (05/06) 06/11250

Government & Corporate
Bond Funds

Columbia Total Return
Bond Fund

(formerly Nations Bond Fund)

Columbia Short Term
Bond Fund

(formerly Nations Short-Term
Income Fund)

Columbia Intermediate
Core Bond Fund

(formerly Nations Intermediate
Bond Fund)

Columbia High Income Fund

(formerly Nations High Yield Bond Fund)

Annual report for the period ended
March 31, 2006

A description of the policies and procedures that the funds use to determine how to vote proxies and a copy of the funds' voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 800-368-0346. Information regarding how the funds voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the funds voted proxies relating to portfolio securities is also available from the funds' website.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is submitted for the general information of shareholders of Columbia Funds. This material must be preceded or accompanied by a current Columbia Funds prospectus.

Columbia Management is the primary investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and advise institutional and mutual fund portfolios.

Columbia Management Advisors, LLC (CMA) is an SEC-registered investment advisor, an indirect wholly owned subsidiary of Bank of America Corporation and part of Columbia Management Group, LLC.

Columbia Funds are distributed by Columbia Management Distributors, Inc., member NASD and SIPC. Columbia Management Distributors, Inc. is part of Columbia Management and an affiliate of Bank of America Corporation.

The views expressed in the President's Letter and Portfolio Commentary reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific company securities should not be construed as a recommendation or investment advice.

President's Letter

A message to our valued clients

In the mutual fund business, success can be measured a number of different ways. Performance is a key measure — the one that gains most attention. But fees and service are also important. In that regard, we are pleased to report that Columbia Management has experienced success on all three fronts over the past year. Even more important, our shareholders have benefited from this success.

Because performance ultimately determines investment success, we have devoted considerable energy to improving the performance of all Columbia funds. And we are happy to report that we have made considerable progress toward this important goal.1

Columbia has also taken great strides toward making fund operations more cost effective, which has translated into lower expense ratios on many Columbia funds. In this regard, we believe we still have more work to do, and we will continue to explore opportunities for reining in expenses to the benefit of all our shareholders.

On the service front, we have made it easy and convenient for shareholders to do business with us both on the web at www.columbiafunds.com or over the phone at 800.345.6611. In fact, we've recently upgraded our automated phone system with an advanced speech recognition system that allows callers to interact with the system using natural spoken commands.

After secure login, shareholders can buy, sell or exchange funds either online or over the phone. (Buying shares requires that a link has been established between the shareholder's bank account and Columbia.) Up-to-date performance and pricing information is available online and over the phone. At www.columbiafunds.com, shareholders can also update important personal information and get access to prospectuses and fund reports, which reduces paper clutter for shareholders and translates into a reduction of costs for the funds.

At Columbia Management, we think that you'll like what you see as you read the reports for the period ended March 31, 2006. We are committed to continued improvements in an effort to help our shareholders reach their long-term financial goals. And we look forward to continuing to work with you, our valued shareholders, in the years to come.

Sincerely,

Christopher L. Wilson
President, Columbia Funds

1Past performance is no guarantee of future results.

Portfolio commentary

Columbia Total Return Bond Fund	3

Columbia Short Term Bond Fund	9

Columbia Intermediate Core Bond Fund	14

Columbia High Income Fund	19

Financial statements

Investment portfolios	25

Statements of assets and liabilities	50

Statements of operations	51

Statements of changes in net assets	52

Statement of changes in net assets — capital stock activity	54

Financial highlights	58

Notes to financial statements	66

Report of independent registered public accounting firm	81

Tax information	82

Investment portfolios — Columbia Funds Master Investment Trust

Columbia Intermediate Core Bond Master Portfolio	84

Columbia High Income Master Portfolio	91

Statements of assets and liabilities	101

Statements of operations	102

Statement of changes in net assets	103

Financial highlights	104

Notes to financial statements	105

Report of independent registered public accounting firm	114

Fund governance	115

Board consideration and re-approval of investment advisory and sub-advisory agreements	117

Management fee evaluation by independent fee consultant	120

The views expressed in the Portfolio Commentary reflect the current views of the Columbia Funds. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the Columbia Funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific company securities should not be construed as a recommendation or investment advice.

Columbia Total Return
Bond Fund

(formerly Nations Bond Fund)

Portfolio Managers' commentary*

In the following interview, the fund's portfolio managers share their views on Columbia Total Return Bond Fund's performance for the 12-month period ended March 31, 2006 and their outlook for the future.

Investment Objective

The fund seeks total return by investing in investment grade fixed-income securities.

Performance Review

For the 12-month period ended March 31, 2006, Columbia Total Return Bond Fund class A shares provided shareholders with a total return of 1.84% without sales charge.**

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Please describe the fund's investment style and philosophy.

The fund's investment style is based on the premise that value can be added through strategic shifts in sector allocation and portfolio composition. The fund's managers follow a top-down approach in the development of its fixed-income strategy, focusing on macroeconomic trends, industry sector and issuer fundamentals and relative value, and curve and duration positioning. Columbia Total Return Bond Fund seeks to outperform the Lehman Brothers US Aggregate Index,*** a broad-based measure of the bond market as a whole. The index has an average duration between four and five years and includes all publicly issued investment grade corporate, AAA–rated asset-backed, agency mortgage-backed securities, US Treasury, US agency and investment grade commercial mortgage-backed securities with maturities longer than one year. The index is well matched to the Lipper Intermediate Investment Grade Debt Funds Category.

How did the fund perform during the last 12 months?

For the 12 months ended March 31, 2006, Columbia Total Return Bond Fund class A shares returned 1.84% without sales charge, compared with 2.26% for its benchmark, the Lehman Brothers US Aggregate Index. The fund's return was in line with the 1.86% average return of its peer group, the Lipper Intermediate Investment Grade Debt Funds Category.

How did economic and market trends affect the fund during the period?

Despite rising energy prices and higher short-term interest rates, American consumers continued to help the US economy sustain a solid pace of growth during the period. Stock market investors seemed to shake off concerns about a sagging housing market and a growing burden of personal debt and bid stock prices higher. However, the US bond market found it hard to ignore the Federal Reserve Board's (the Fed) steady drumbeat of short-term interest rate increases. During the 12-month period, the Fed raised the federal funds rate, a key measure of short-term interest rates, from 2.75% to 4.75% in eight quarter-point steps. The yield on shorter-term bonds rose more than the yield on longer bonds and rising interest rates put pressure on the market value of bonds. In this environment, the high-yield sector led the US bond market. Emerging market bonds, which have been spectacular performers over the past four years, were also strong.

*The outlook for this fund may differ from that presented for other Columbia Funds mutual funds and portfolios.

**For standardized performance, please refer to the Performance table. The performance shown does not reflect the maximum front-end sales charge of 3.25%, which may apply to purchases of class A shares. The performance shown includes the effects of fee waivers and/or expense reimbursements by the investment advisor and/or other service providers, which has the effect of increasing total return. Had all sales charges, fees and expenses been included, the total returns would have been lower.

***Lehman Brothers US Aggregate Index is an unmanaged index made up of US government agency and US Treasury securities, corporate bonds and mortgage-backed securities. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads. Funds in the Lipper Intermediate Investment Grade Debt Funds Category invest at least 65% of the assets in investment grade debt issues with dollar-weighted average maturities of five to ten years.

Bond investing poses special risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yield and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop, and vice versa.

Source for all statistical data — Columbia Management Advisors, LLC.

3

Columbia Total Return
Bond Fund

Portfolio Managers' commentary (continued)

How did you manage the fund in this environment?****

The fund was positioned to take advantage of changing interest rates. We used a "barbell" structure — emphasizing both short-term bonds and long-term bonds — to take advantage of a flattening "yield curve." The yield curve is a graphic depiction of US Treasury yields, from short to long. Normally, the further out in maturity, the higher the yield. However, during the past 12 months, the difference between short- and long-term yields narrowed, and the yield curve flattened. In this environment, the fund's barbell strategy aided performance because it captured gains on the long-end of the curve, captured higher yields on short-term securities as they matured and avoided intermediate-term securities, which were the period's worst performers.

At the end of the calendar year, as long-term rates started to move higher, we moved from a barbell to a laddered structure, with exposure to all maturity ranges. However, the fund's duration — a measure of interest rate sensitivity — was slightly longer than the index as interest rates rose, and this detracted somewhat from performance.

Against a backdrop of solid economic growth, we maintained more exposure than the index to corporate and high-yield bonds. Corporate balance sheets are strong, and we believed that the economic environment favored this emphasis. To manage risk, we moved up in credit quality among high-yield, while default rates were low and more low quality issues came to market, with the idea that defaults are likely to rise in the future as a result of increased lower quality issuance.

How did the fund's various sector allocations affect return?

The fund's emphasis on high-yield bonds was rewarded as the sector was one of the period's best performers. Defaults were low, the economy was strong and high-yield bond prices rose as the yield difference between high-yield and Treasuries of comparable maturities narrowed. The fund also benefited from a small allocation to emerging market bonds, which was one of the best-performing asset classes for the year. Treasuries performed well during the first three quarters of the year, and the fund's underweight in the sector detracted from performance. However, our positioning aided performance when long-term interest rates rose in the final months of the reporting period. The fund's exposure to mortgage-backed pass-through securities was in line with the index and as such did not have much of an impact on relative performance. An overweight in asset-backed securities, commercial mortgage-backed securities and collateralized mortgage obligations aided performance as these "structured" securities outperformed Treasuries.

How have you positioned the fund to reflect your outlook for the period ahead?

We are optimistic about the environment for high-yield and corporate bonds overall, although our view of valuations is less favorable. We believe that issues have gotten very expensive as investors have stretched for higher yields. As a result, we've become somewhat more defensive, reducing the fund's exposure to high-yield from 5% to 4%, taking some of the profits that we've reaped. However, we have maintained overweights relative to the index in corporate bonds and asset-backed securities because we believe these sectors have the potential to modestly outperform Treasuries until the Fed ceases its short-term interest rate hikes.

****Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

4

Columbia Total Return
Bond Fund

Portfolio Managers' commentary (continued)

Leonard Aplet has co-managed Columbia Total Return Bond Fund since October 2004. Mr. Aplet is affiliated with Columbia Management Advisors, LLC, investment advisor or its predecessor since 1987. Columbia Management Advisors, LLC, is part of Columbia Management, the primary investment management division of Bank of America Corporation.

Marie Schofield has co-managed the fund since November 2004. Ms. Schofield affiliated with Columbia Management Advisors, LLC, investment advisor or its predecessor since 1990. Columbia Management Advisors, LLC, is part of Columbia Management, the primary investment management division of Bank of America Corporation.

Kevin Cronk has co-managed the fund since November 2004. Mr. Cronk is affiliated with Columbia Management Advisors, LLC, investment advisor or its predecessor since 1999. Columbia Management Advisors, LLC, is part of Columbia Management, the primary investment management division of Bank of America Corporation.

Laura Ostrander has co-managed the fund since November 2004. Ms. Ostrander is affiliated with Columbia Management Advisors, LLC, investment advisor or its predecessor since 1996. Columbia Management Advisors, LLC, is part of Columbia Management, the primary investment management division of Bank of America Corporation.

Thomas LaPointe has co-managed the fund since March 2005. Mr. LaPointe is affiliated with Columbia Management Advisors, LLC, investment advisor or its predecessor since 1999. Columbia Management Advisors, LLC, is part of Columbia Management, the primary investment management division of Bank of America Corporation.

Brian Drainville has co-managed the fund since March 2005. Mr. Drainville is affiliated with Columbia Management Advisors, LLC, investment advisor or its predecessor since 1996. Columbia Management Advisors, LLC, is part of Columbia Management, the primary investment management division of Bank of America Corporation.

5

Columbia Total Return
Bond Fund

Shareholder expense example

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

•  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

•  For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

10/01/05-03/31/06

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical
Class A	1,000.00	1,000.00	997.41	1,021.04	3.88	3.93	0.78
Class B	1,000.00	1,000.00	993.72	1,017.30	7.61	7.70	1.53
Class C	1,000.00	1,000.00	993.72	1,017.30	7.61	7.70	1.53
Class Z	1,000.00	1,000.00	998.60	1,022.29	2.64	2.67	0.53

Expenses paid during the period are equal to the fund's respective class annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transaction costs, such as sales charges or redemption or exchange fees.

6

Columbia Total Return
Bond Fund

Portfolio breakdown (as a % of total investments as of 03/31/06)

Portfolio holdings were current
as of March 31, 2006, are
subject to change and may not be
representative of current holdings.

Top 10 holdings
1	Federal Home Loan Mortgage Corp., 5.000% 10/01/35	7.0%
2	Federal National Mortgage Association TBA 5.500% 04/12/36	5.2%
3	Federal Home Loan Mortgage Corp. TBA 5.000% 04/18/21	2.4%
4	Federal National Mortgage Association 6.500% 02/01/35	1.8%
5	Federal Home Loan Mortgage Corp. TBA 5.500% 04/12/36	1.8%
6	Federal National Mortgage Association TBA 5.000% 04/18/21	1.7%
7	Federal National Mortgage Association TBA 4.500% 04/18/21	1.2%
8	U.S. Treasury Bonds 6.250% 08/15/23	1.1%
9	Federal Home Loan Mortgage Corp., 5.000% 11/01/35	0.9%
10	U.S. Treasury STRIPS 05/15/23	0.9%

The top 10 holdings are presented to illustrate examples of the industries and securities in which the fund may invest.

7

Columbia Total Return
Bond Fund

Performance

Growth of a $10,000 investment

Average annual total return

A Shares

10-year	NAV**	MOP*
(04/01/96-03/31/06)	5.26%	4.92%

The chart to the left shows the growth in value of a hypothetical $10,000 investment in Class A Shares of Columbia Total Return Bond Fund over the last 10 years. The Lehman Brothers US Aggregate Index is an unmanaged index made up of US government agency and US Treasury securities, corporate bonds and mortgage-backed securities. The index is unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing. The performance of Class A, Class B, Class C and Class Z Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

  Columbia Total Return Bond Fund - A
without sales charge

  Columbia Total Return Bond Fund - A with sales charge

  Lehman Brothers US Aggregate Index

Total return (as of 03/31/06)

	A		B		C		Z
	NAV**	MOP*	NAV**	CDSC***	NAV**	CDSC***
Inception date	11/19/92		06/07/93		11/16/92		10/30/92
1 year performance	1.84%	–1.47%	1.09%	–1.84%	1.08%	0.11%	2.10%
Average annual returns
5 years	4.36%	3.67%	3.60%	3.60%	3.58%	3.58%	4.64%
10 years	5.26%	4.92%	4.56%	4.56%	4.57%	4.57%	5.52%

Performance presented here represents past performance, which cannot guarantee future results. The investment return and principal value of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted here. Performance data for the most recent month end may be obtained at www.columbiafunds.com. The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment advisor and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 3.25%.

**Figures at net asset value (NAV) do not reflect any sales charges. Had sales charges, if any, been reflected, returns would have been lower. Class A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge. Returns for Class B Shares reflect a CDSC fee of 3.00% in the first year after purchase that declines to 1.00% in the fourth year and is eliminated thereafter. Returns for Class C Shares reflect a CDSC fee of 1.00% in the first year after purchase.

8

Columbia Short Term
Bond Fund

(formerly Nations Short Term Income Fund)

Portfolio Managers' commentary*

In the following interview, the fund's portfolio managers share their views on Columbia Short Term Bond Fund's performance for the 12-month period ended March 31, 2006, and their outlook for the future.

Investment Objective

The fund seeks high current income consistent with minimal fluctuations of principal.

Performance Review

For the 12-month period ended March 31, 2006, Columbia Short Term Bond Fund class A shares provided shareholders with a total return of 2.47% without sales charge.**

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Please describe the fund's investment style and philosophy.

The fund's investment style and philosophy are based upon the belief that the total return and the overall consistency of returns may be achieved through a disciplined risk-management process. It is our view that yield is the most significant and predictable component of total return. We manage interest-rate risk by keeping the fund's duration relatively close to its benchmark, the Merrill Lynch 1-3 Year Treasury Index.*** Duration is a measure of interest rate sensitivity. We analyze the yield curve and position the portfolio to take advantage of opportunities as they present themselves. We emphasize a quantitative approach to sector allocation, sector rotation and security selection. The end result of our process is an approach to fixed income investing that is conservative but which is applied aggressively in pursuit of superior risk-adjusted returns.

How did the fund perform during the last 12 months?

For the 12-month period ended March 31, 2006, class A shares of Columbia Short Term Bond Fund returned 2.47% without sales charge. The fund outperformed its benchmark, the Merrill Lynch 1-3 Year Treasury Index, which returned 2.32%. The fund's return was also higher than the 2.38% average return of its peer group, the Lipper Short Investment Grade Debt Category.

What economic or market factors had an impact on the fund during the period?

During the 12-month reporting period, interest rates rose across the maturity spectrum. However, short- and intermediate-term rates rose more than long-term rates. As a result, there was little difference between yields by the end of the period, a condition which is referred to as a "flat" yield curve. The yield curve is the graphic depiction of Treasury yields, ranging from 3 months to 30 years.

During the period, the yield on the three-month US Treasury bill rose 184 basis points. (A basis point is one hundredth of one percent.) By contrast, ten-year Treasury yields rose 36 basis points.

*The outlook for this fund may differ from that presented for other Columbia Funds mutual funds and portfolios.

**For standardized performance, please refer to the Performance table. The performance shown does not reflect the maximum front-end sales charge of 1.00%, which may apply to purchases of class A shares. The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment advisor and/or other service providers, which have the effect of increasing total return. Had all sales charges, fees and expenses been included, the total returns would have been lower.

***The Merrill Lynch 1-3 Year Treasury Index is an unmanaged index of short-term US Treasury bonds with maturities of one to three years. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commission or other expenses of investing. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Bond investing poses special risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yield and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop, and vice versa.

Source for all statistical data — Columbia Management Advisors, LLC.

9

Columbia Short Term
Bond Fund

Portfolio Managers' commentary (continued)

What investment decisions helped the fund's performance?****

The fund's performance was helped by our decision to maintain a duration that was shorter than the duration of its benchmark. Typically, we shorten duration when we think that interest rates are going to rise. If we are right, as we were during this period, a shorter duration helps cushion the value of the fund's holdings as rates rise and prices decline.

Generally speaking, our strategy was to "barbell" the maturity structure of the fund. We focused on very short securities and on longer-term securities within the fund's maturity range and avoided two-year maturities, which were more vulnerable to rising interest rates than longer-term securities. We invested in very short floating-rate securities, which reset their yields periodically. This strategy enabled the portfolio to benefit as short-term rates rose because the coupon on the floating-rate notes also rose. And because floating-rate securities have a very short duration, we were able to buy slightly longer-term securities while still maintaining a relatively short overall duration for the fund. As interest rates on longer-term bonds rose less than interest rates on shorter-term bonds, the fund's barbelled structure enhanced performance. The fund also had a position in high quality mortgage-backed and asset-backed securities, which helped performance. Although their prices can fluctuate, these securities have a yield advantage over Treasuries.

What investment decisions hindered overall fund performance during the period?

Toward the end of the reporting period we increased the duration of the fund relative to the index because rates had risen significantly. Although we continued to maintain a duration that was shorter than the index, in hindsight it would have been better to have delayed this move because rates continued to rise through the end of the period.

How have you positioned the fund to reflect your outlook for the period ahead?

Unless the economy grows faster than current economic indicators — and the market environment — lead us to believe, we think the Federal Reserve Board could be close to the end of its cycle of raising the federal funds rate, a key short-term interest rate. Given this outlook, we may, over time, reduce the fund's weight in floating-rate securities and increase the fund's duration relative to the index by moving to a more bulleted maturity structure, focusing on a single maturity range. Our goal is to maintain a high quality portfolio with a yield advantage relative to the index.

Leonard Aplet has co-managed the Columbia Short Term Bond Fund since October 2004. Mr. Aplet is affiliated with Columbia Management Advisors, LLC, investment advisor or its predecessor since 1987. Columbia Management Advisors, LLC, is part of Columbia Management, the primary investment management division of Bank of America Corporation.

Richard Cutts has co-managed the fund since November 2004. Mr. Cutts is affiliated with Columbia Management Advisors, LLC, investment advisor or its predecessor since 1994. Columbia Management Advisors, LLC, is part of Columbia Management, the primary investment management division of Bank of America Corporation.

****Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

10

Columbia Short Term
Bond Fund

Shareholder expense example

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

•  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

•  For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

10/01/05-03/31/06

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical
Class A	1,000.00	1,000.00	1,010.62	1,021.39	3.56	3.58	0.71
Class B	1,000.00	1,000.00	1,006.88	1,017.65	7.31	7.34	1.46
Class C	1,000.00	1,000.00	1,009.22	1,019.50	5.46	5.49	1.09
Class Z	1,000.00	1,000.00	1,011.92	1,022.64	2.31	2.32	0.46

Expenses paid during the period are equal to the fund's respective class annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor not waived a portion of expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transaction costs, such as sales charges or redemption or exchange fees.

11

Columbia Short Term
Bond Fund

Portfolio breakdown (as a % of net assets as of 03/31/06)

Portfolio holdings were current
as of March 31, 2006, are
subject to change and may not be
representative of current holdings.

Top 10 holdings
1	U.S. Treasury Inflation Index Notes 3.875% 01/15/09	3.3%
2	Countrywide Home Loan Mortgage Pass Through Trust 5.500% 09/25/35	2.5%
3	U.S. Treasury Notes 2.875% 11/30/06	2.3%
4	Residential Asset Mortgage Products, Inc., 4.948% 09/25/35	2.2%
5	Federal Home Loan Mortgage Corp. 4.000% 07/15/14	2.2%
6	Mastr Asset Backed Securities Trust 4.968% 11/25/35	2.1%
7	Federal Home Loan Mortgage Corp. 4.000% 06/01/11	1.8%
8	CS First Boston Mortgage Securities Corp. 6.480% 05/17/40	1.7%
9	SACO I, Inc., 5.018% 04/25/35	1.7%
10	Federal Home Loan Bank System 4.500% 05/11/07	1.6%

The top 10 holdings are presented to illustrate examples of the industries and securities in which the fund may invest.

12

Columbia Short Term
Bond Fund

Performance

Growth of a $10,000 investment

Average annual total return

A Shares

10-year	NAV**	MOP*
(04/01/96-03/31/06)	4.47%	4.37%

The chart to the left shows the growth in value of a hypothetical $10,000 investment in Class A Shares of Columbia Short Term Bond Fund over the last 10 years. The Merrill Lynch 1-3 Year Treasury Index is an unmanaged index of short-term US Treasury bonds with maturities of one to three years. The index is unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing. The performance of Class A, Class B, Class C and Class Z Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

  Columbia Short Term Bond Fund - A
without sales charge

  Columbia Short Term Bond Fund - A
with sales charge

  Merrill Lynch 1-3 Year Treasury Index

Total return (as of 03/31/06)

	A		B		C		Z
	NAV**	MOP*	NAV**	CDSC***	NAV**	CDSC***
Inception date	10/02/92		06/07/93		10/02/92		09/30/92
1 year performance	2.47%	1.44%	1.71%	–1.27%	1.94%	0.95%	2.73%
Average annual returns
5 years	3.07%	2.86%	2.30%	2.30%	2.34%	2.34%	3.31%
10 years	4.47%	4.37%	3.91%	3.91%	3.89%	3.89%	4.70%

Performance presented here represents past performance, which cannot guarantee future results. The investment return and principal value of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted here. Performance data for the most recent month end may be obtained at www.columbiafunds.com. The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment advisor and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 1.00%.

**Figures at net asset value (NAV) do not reflect any sales charges. Had sales charges, if any, been reflected, returns would have been lower. Class A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge. Returns for B Shares reflect a CDSC fee of 3.00% in the first year after purchase that declines to 1.00% in the fourth year and is eliminated thereafter. Returns for Class C Shares reflect a CDSC fee of 1.00% in the first year after purchase.

13

Columbia Intermediate
Core Bond Fund

(formerly Nations Intermediate Bond Fund)

Portfolio Manager commentary*

In the following interview, the fund's portfolio manager shares his views on Columbia Intermediate Core Bond Fund's performance for the 12-month period ended March 31, 2006, and his outlook for the future.

Investment Objective

The fund seeks to obtain interest income and capital appreciation.

Performance Review

For the 12-month period ended March 31, 2006, Columbia Intermediate Core Bond Fund class A shares provided shareholders with a total return of 1.54% without sales charge.**

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

The Board of Trustees of the Funds approved a proposal to merge Columbia Intermediate Core Bond Fund into Columbia Core Bond. The merger, which is subject to approval by shareholders of the Fund and the satisfaction of certain other conditions, is expected to be completed in the third quarter of 2006.

Please describe the fund's investment style and philosophy.

The fund's investment style and philosophy are based upon our belief that the level and consistency of total return that we seek may be achieved through a disciplined risk-management process. We strive to manage interest-rate risk by using a quantitative approach to sector allocation, sector rotation and relative value security selection. The investment strategy of Columbia Intermediate Core Bond Fund is designed to outperform the Lehman Brothers US Intermediate Government/Credit Index.*** The index includes all publicly issued investment-grade corporate, US Treasury, and US government and agency securities with maturities of one to ten years. The index has an average duration of 3.5 years and is well matched to the fund's peer group, the Lipper Short-Intermediate Investment Grade Debt Funds Category.

How did the fund perform?

For the 12-month period ended March 31, 2006, Columbia Intermediate Core Bond Fund class A shares returned 1.54% without sales charge. The fund's benchmark, the Lehman Brothers US Intermediate Government/Credit Index, returned 2.08%. The average return of the Lipper Short-Intermediate Investment Grade Debt Funds Category was 1.74%. The fund's duration detracted from performance for the period. Duration is a measure of interest rate sensitivity, and the fund's longer duration made it slightly more vulnerable to rising rates.

*The outlook for this fund may differ from that presented for other Columbia Funds mutual funds and portfolios.

**For standardized performance, please refer to the Performance table. The performance shown does not reflect the maximum front-end sales charge of 3.25%, which may apply to purchases of class A shares. The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment advisor and/or other service providers, which have the effect of increasing total return. Had all sales charges, fees and expenses been included, the total returns would have been lower.

***Lehman Brothers US Intermediate Government/Credit Index is an unmanaged index of all publicly issued investment grade corporate, US Treasury and US Government and agency securities with maturities between one to ten years. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads. Funds in the Lipper Short-Intermediate Investment Grade Debt Funds Category invest at least 65% of their assets in investment grade debt issues with dollar-weighted average maturities of one to five years.

Bond investing poses special risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yield and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop, and vice versa.

Investing in high-yield securities (commonly known as "junk bonds") offers the potential for high current income and attractive total return but involves certain risks. Changes in economic conditions or other circumstances may adversely affect a junk bond issuer's ability to make principal and interest payments. Rising interest rates tend to lower the value of all bonds.

Source for all statistical data — Columbia Management Advisors, LLC.

14

Columbia Intermediate
Core Bond Fund

Portfolio Manager commentary (continued)

What was the economic and market environment during the 12-month period?

The economy held up despite a barrage of challenges, including eight Federal Reserve Board interest-rate hikes, record-setting energy process, two devastating hurricanes and trouble in the domestic automobile industry. Interest rates on bonds with the longest maturities rose less than on shorter-term bonds, as the outlook for inflation comforted investors. Nevertheless, interest rates rose across the maturity spectrum to keep pace with increases in overnight interest rates.

The domestic credit market was hurt by troubles at Ford and General Motors, which resulted in ratings downgrades, and the acceleration of shareholder-friendly stock repurchases, debt-financed acquisitions and other such corporate actions. (General Motors is not in the portfolio.)

What investment decisions helped the fund in this environment?****

During the period, we reduced the fund's exposure to intermediate-term securities, which helped performance because these maturities were hurt the most when short-term interest rates rose. We also increased the fund's exposure to securitized securities, including asset-backed and mortgage-backed securities. This move was positive for performance because the group was one of the better performers during the 12-month period.

Exposure to longer-maturity bonds aided performance because they were not hurt as much by rising interest rates as bonds in the intermediate maturity range.

What investment decisions hindered overall fund performance during the period?

The fund's overall duration, we believe, was slightly longer than that of its peer group. This detracted from relative performance during a period of rising interest rates.

How have you positioned the fund to reflect your outlook for the period ahead?

As the Federal Reserve Board nears the end of its program of raising interest rates, we expect rates to remain relatively flat from the short end to the long end of the maturity spectrum. With that expectation in mind, we have adopted a neutral stance regarding the fund's maturity exposure. If the Fed's rate increases result in slower economic growth, we would look to increase exposure to shorter-maturity securities within the fund's normal maturity range. We believe these securities have the potential to perform well as market participants begin to anticipate a reversal in the Fed's cycle and the first interest-rate cut in a new cycle. We plan to continue to emphasize higher quality securities over corporate bonds in this environment.

Brian Drainville has managed Columbia Intermediate Core Bond Fund since November 2004. He is affiliated with Columbia Management Advisors, LLC, investment advisor or its predecessor since 1996. Columbia Management Advisors, LLC, is part of Columbia Management, the primary investment management division of Bank of America Corporation.

****Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

15

Columbia Intermediate
Core Bond Fund

Shareholder expense example

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

•  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

•  For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

10/01/05-03/31/06

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical
Class A	1,000.00	1,000.00	999.20	1,020.89	4.04	4.08	0.81
Class B	1,000.00	1,000.00	995.51	1,017.10	7.81	7.90	1.57
Class C	1,000.00	1,000.00	996.01	1,017.40	7.51	7.59	1.51
Class Z	1,000.00	1,000.00	999.40	1,022.09	2.84	2.87	0.57

Expenses paid during the period are equal to the fund's respective class annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the distributor not waived a portion of the expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transaction costs, such as sales charges or redemption or exchange fees.

16

Columbia Intermediate
Core Bond Fund

Portfolio breakdown (as a % of net assets as of 03/31/06)

Portfolio holdings were current
as of March 31, 2006, are
subject to change and may not be
representative of current holdings.

Top 10 holdings
1	US Treasury Notes 4.500% 02/28/11	7.3%
2	US Treasury Notes 4.375% 01/31/08	3.7%
3	Federal Home Loan Mortgage Corp. 3.875% 01/12/09	3.3%
4	US Treasury Notes 4.250% 08/15/15	2.8%
5	Federal National Mortgage Association 3.250% 02/15/09	2.2%
6	Federal National Mortgage Association 5.500% 04/12/36	1.3%
7	Federal Home Loan Mortgage Corp. 5.000% 10/01/35	1.2%
8	Federal National Mortgage Association 4.300% 06/30/08	1.2%
9	Wells Fargo & Co. 5.010% 09/15/09	1.1%
10	Small Business Administration 4.340% 03/01/24	1.0%

The top 10 holdings are presented to illustrate examples of the industries and securities in which the fund may invest.

17

Columbia Intermediate
Core Bond Fund

Performance

Growth of a $10,000 investment

Average annual total return

A Shares

10-year	NAV**	MOP*
(04/01/96-03/31/06)	4.84%	4.50%

The chart to the left shows the growth in value of a hypothetical $10,000 investment in Class A Shares of Columbia Intermediate Core Bond Fund over the last 10 years. The Lehman Brothers US Intermediate Government/Credit Index is an unmanaged index of all publicly issued investment grade corporate, US Treasury and US government and agency securities with maturities between one to ten years. The index is unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing. The performance of Class A, Class B, Class C and Class Z Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

  Columbia Intermediate Core Bond Fund - A without sales charge

  Columbia Intermediate Core Bond Fund - A with sales charge

  Lehman Brothers US Intermediate Government/Credit Index

Total return (as of 03/31/06)

	A		B††		C		Z†
	NAV**	MOP*	NAV**	CDSC***	NAV**	CDSC***
Inception date	01/24/94		10/20/99		11/20/96		05/21/99
1 year performance	1.54%	–1.77%	0.79%	–2.15%	0.81%	–0.17%	1.69%
Average annual returns
5 years	3.69%	3.01%	2.93%	2.93%	2.93%	2.93%	3.94%
10 years/life	4.84%	4.50%	4.34%	4.34%	4.78%	4.78%	4.95%

Performance presented here represents past performance, which cannot guarantee future results. The investment return and principal value of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted here. Performance data for the most recent month end may be obtained at www.columbiafunds.com. The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment advisor and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 3.25%.

**Figures at net asset value (NAV) do not reflect any sales charges. Had sales charges, if any, been reflected, returns would have been lower. Class A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge. Returns for Class B Shares reflect a CDSC fee of 3.00% in the first year after purchase that declines to 1.00% in the fourth year and is eliminated thereafter. Returns for Class C Shares reflect a CDSC fee of 1.00% in the first year after purchase.

†Class Z Shares commenced operations on May 21, 1999 and have no performance prior to that date. Performance Prior to May 21, 1999 is that of Class A Shares at NAV, which reflect 12b-1 fees of 0.25% These 12b-1 fes are not applicable to Class Z Shares. Inception date for Class A Shares is January 24, 1994.

††Class B Shares commenced operations on October 20, 1999 and have no performance prior to that date. Performance prior to October 20, 1999 is that of Class A Shares at NAV, which reflect 12b-1 fees of 0.25%. If Class B Shares 12b-1 fees had been reflected, total returns would have been lower, Inception date for Invesor A Shares is January 24, 1994.

18

Columbia High
Income Fund

(formerly Nations High Yield Bond Fund)

Portfolio Managers' commentary*

In the following interview, the fund's portfolio managers share their views on Columbia High Income Fund's performance for the 12-month period ended March 31, 2006, and their outlook for the future.

Investment Objective

The fund seeks maximum income by investing in a diversified portfolio of high-yield debt securities.

Performance Review

For the 12-month period ended March 31, 2006, Columbia High Income Fund class A shares provided shareholders with a total return of 6.03% without sales charge.**

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Please describe the fund's investment style and philosophy.

Our investment philosophy emphasizes current yield while looking for total return through investments in a diversified portfolio of high-yield debt securities. We believe that high-yield managers can add value through superior credit selection, which may reduce default rates and result in attractive risk-adjusted returns. The primary focus of our investment strategy is to preserve invested capital. To this end, we seek to identify securities that offer what we call a margin of safety. These are securities with strong asset coverage or significant free cash flow. The secondary focus of our investment process is to generate total return through an identified catalyst for price appreciation. In our view, companies that can significantly reduce debt through free cash flow, new equity or an identified restructuring may present potential opportunities for price appreciation.

How did the fund perform for the 12- month period?

For the 12-month period ended March 31, 2006, Columbia High Income Fund class A shares returned 6.03% without sales charge, compared with 6.61% for its benchmark, the Credit Suisse High Yield Index.*** The fund underperformed the 6.77% average return of its peer group, the Lipper High Current Yield Funds Category. Disappointments among auto, airlines and selected paper holdings detracted somewhat from performance.

What market and economic factors affected the fund during the 12-month period?

The environment for the high-yield market remained positive. The Moody's global speculative-grade issuer default rate declined to just 1.65% for the trailing 12 months. Default rates have declined as a result of strong economic growth and readily available credit worldwide. In response, the difference in yield between high-yield bonds and comparable US Treasury bonds declined to near-historical lows during the period.

*The outlook for this fund may differ from that presented for other Columbia Funds mutual funds and portfolios.

**For standardized performance, please refer to the Performance table. The performance shown does not reflect the maximum front-end sales charge of 4.75%, which may apply to purchases of class A shares. The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment advisor and/or other service providers, which have the effect of increasing total return. Had all sales charges, fees and expenses been included, the total returns would have been lower.

***The Credit Suisse High Yield Index is an unmanaged, trader-priced portfolio constructed to mirror the high yield debt market. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads. Funds in the Lipper High Current Yield Funds Category aim at high (relative) current yield from fixed income securities and have no quality or maturity restrictions.

Source for all statistical data — MacKay Shields LLC.

Investing in high yield securities (commonly known as "junk bonds") offers the potential for high current income and attractive total return but involves certain risks. Changes in economic conditions or other circumstances may adversely affect a junk bond issuer's ability to make principal and interest payments. Rising interest rates tend to lower the value of all bonds.

19

Columbia High
Income Fund

Portfolio Managers' commentary (continued)

The solid performance of the high-yield market was all the more impressive given that the Federal Reserve Board increased short-term interest rates eight times during the period, resulting in an overall increase in interest rates and an almost completely flat yield curve. The yield curve is a graphic depiction of US Treasury yields, ranging from three months to 30 years. In a normal interest rate environment, short-term rates are lower than long-term rates, which creates a positive slope on the yield curve. However, during the past year, short-term interest rates rose sharply while long-term rates drifted lower before edging higher at the end of the period, resulting in almost no yield difference between the two ends of the curve (a "flat" yield curve). So far, the high-yield market has shrugged off the potentially dampening effect of higher rates.

How did you manage the fund in light of the economic and market environment?

We continued to rotate the fund away from credit risk and into relative safety. In our view, the additional yield presented today by relatively risky credits has become too small to justify the higher risks. We also increased the fund's cash position and raised the amount of floating-rate debt in the portfolio — two additional defensive moves. The yield on floating-rate debt resets periodically, an attractive feature in an environment of rising rates. Finally, we have become relatively inactive in the new issue market. In our estimation, the yields on new issues are too low relative to their default risk.

What investment decisions helped the fund's performance?****

The fund's holdings in Calpine second lien notes performed well during the period. The company's operating results were disappointing during 2005 and looming debt maturities threatened the company's liquidity. Our analysis of the company's financial situation suggested that the company's senior debt no longer fit our investment standards. We swapped out of senior debt and into structurally senior-secured second lien debt, which was of higher quality. The move proved timely when secured lenders sued the company and forced it into bankruptcy, which was positive for the type of bonds the fund held.

Over the past 12 months, auto manufacturers and their suppliers were an important focus of the high-yield market. Both General Motors and Ford Motor (which are not in the portfolio) were downgraded to below investment grade by the major credit rating agencies and became large components of the high-yield market. In addition, several auto parts manufacturers filed for bankruptcy during the period. Despite this industry backdrop, one of the fund's larger holdings, General Motors Acceptance Corp. (GMAC) had strong performance during the period. We view GMAC as ultimately insulated from the bankruptcy risk of its General Motors holding company parent. Recently a consortium including the hedge fund Cerberus and Citigroup agreed to acquire a majority interest in GMAC, and we remain optimistic on the credit.

At Home Corp., an Internet service provider that filed for bankruptcy protection in 2001, contributed to the portfolio's positive results. A lawsuit filed at the time of At Home's bankruptcy was ruled in favor of At Home bondholders and resulted in a significant award, thus benefiting the fund's performance.

****Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

20

Columbia High
Income Fund

Portfolio Managers' commentary (continued)

Quintiles was also a top performer for the past twelve months. The company provides product development and marketing services for pharmaceutical, medical device and biotechnology companies. Operating results were strong; and, near the end of the period, the company offered to buy back bonds held in the fund.

What investment decisions hindered overall performance of the fund?

Collins & Aikman was the worst performer in the fund for the period. Despite the headwinds in the automotive industry, we believed Collins & Aikman was in the midst of an identifiable operational turnaround. However, early in the period, the company announced the discovery of improper accounting that led to the ouster of the CEO and a bankruptcy filing.

Airlines were among the largest hindrances to the fund during the period. The fund holdings in this industry are in Delta Airlines and Northwest Airlines. As the companies worked to adjust their cost structures to remain competitive in the marketplace, the price of oil rose to record highs. Higher fuel costs had an extreme negative impact on airlines. Both companies filed for bankruptcy in September 2005. The fund continues to hold positions in both companies and we believe that we will see them through the bankruptcy process.

Some of the fund holdings in paper companies were a drag on performance. Tembec Industries and Pope & Talbot struggled against rising raw materials and energy costs as well as the negative impact of the rising Canadian dollar on their earnings.

How have you positioned the fund to reflect your outlook for the period ahead?

We continue to believe that the high-yield market may reflect fair value at its current level, offering a yield that is approximately 3.5 percentage points higher than Treasuries of comparable maturities. We remain concerned that the high-yield market may not be adequately compensating for both interest rate risk and credit risk at current levels, especially in the lower-rated segment of the market. In response, we have positioned the portfolio conservatively, with an emphasis on quality, with higher-than-normal positions in cash and floating-rate debt.

MacKay Shields LLC is the investment sub-advisor to Columbia High Income Fund. The fund is managed by the High Yield Portfolio Management Team, whose members are senior portfolio management and research analysts of the firm, including Donald Morgan and J. Matthew Philo. Donald Morgan has been Senior Managing Director since 2002 and is Co-Head of Fixed Income - High Yield Division of MacKay Shields and is a Portfolio Manager/Research Analyst on the High Yield Portfolio Management Team. J. Matthew Philo has been Senior Managing Director of MacKay Shields since 2004 and is a Portfolio Manager/Research Analyst on the High Yield Portfolio Management Team.

21

Columbia High
Income Fund

Shareholder expense example

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

•  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

•  For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

10/01/05-03/31/06

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual		Hypothetical	Actual	Hypothetical	Actual	Hypothetical
Class A	1,000.00	1,000.00	1,041.49	1,019.55	5.50	5.44	1.08
Class B	1,000.00	1,000.00	1,036.50	1,015.81	9.29	9.20	1.83
Class C	1,000.00	1,000.00	1,037.90	1,015.81	9.30	9.20	1.83
Class Z	1,000.00	1,000.00	1,042.48	1,020.79	4.23	4.18	0.83
Expenses paid during the period are equal to the fund's respective class annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.
Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transaction costs, such as sales charges or redemption or exchange fees.

22

Columbia High
Income Fund

Portfolio breakdown (as a % of net assets as of 03/31/06)

Portfolio holdings were current
as of March 31, 2006, are
subject to change and may not be
representative of current holdings.

Top 10 holdings
1	U.S. Treasury Notes 4.250% 11/30/07	3.1%
2	Calpine Corp. 8.500% 07/15/10	2.2%
3	AES Corp 9.000% 05/15/15	1.3%
4	El Paso Product Holdings Co. 7.750% 06/01/13	1.3%
5	Sovereign Real Estate Investment Corp.	1.3%
6	General Motors Acceptance Corp. 8.000% 11/01/31	1.2%
7	Goodyear Tire & Rubber 11.250% 03/01/11	1.2%
8	Star Gas Partners LP/Star Gas Finance Co. 10.250% 02/15/13	1.1%
9	U.S. West Communications 8.875% 06/01/31	1.1%
10	Labortory Corp. of America Holdings 09/11/21	1.0%

The top 10 holdings are presented to illustrate examples of the industries and securities in which the fund may invest.

23

Columbia High
Income Fund

Performance

Growth of a $10,000 investment

Average annual total return

A Shares

Since Inception	NAV**	MOP*
(02/14/00-03/31/06)	8.58%	7.72%

The chart to the left shows the growth in value of a hypothetical $10,000 investment in Class A Shares of Columbia High Income Fund from the inception of the share class. The Credit Suisse High Yield Index is an unmanaged, trader-priced portfolio constructed to mirror the high yield debt market. The index is unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing. The performance of Class A, Class B, Class C and Class Z Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class. Index performance is from 02/29/00.

The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

  Columbia High Income Fund - A
without sales charge

  Columbia High Income Fund - A
with sales charge

  Credit Suisse High Yield Index*

*Performance calculated from 02/29/2000-03/01/2000

Total return (as of 03/31/06)

	A		B		C		Z
	NAV**	MOP*	NAV**	CDSC***	NAV**	CDSC***
Inception date	02/14/00		02/17/00		03/08/00		02/14/00
1 year performance	6.03%	1.04%	5.25%	0.46%	5.39%	4.43%	6.37%
Average annual returns
5 years	9.83%	8.76%	9.03%	8.75%	9.04%	9.04%	10.09%
Since inception	8.58%	7.72%	7.81%	7.81%	7.82%	7.82%	8.92%

Performance presented here represents past performance, which cannot guarantee future results. The investment return and principal value of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted here. Performance data for the most recent month end may be obtained at www.columbiafunds.com. The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment advisor and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 4.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Had sales charges, if any, been reflected, returns would have been lower. Class A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge. Returns for Class B Shares reflect a CDSC fee of 5.00% in the first year after purchase that declines to 1.00% in the sixth year and is eliminated thereafter. Returns for Class C Shares reflect a CDSC fee of 1.00% in the first year after purchase.

24

Columbia Total Return Bond Fund

Investment portfolio  March 31, 2006

Par		Value
	Corporate fixed-income bonds & notes — 35.2%
	Basic materials — 1.3%
	Chemicals — 0.9%
$65,000	Airgas, Inc. 9.125% 10/01/11	$68,738
240,000	BCP Crystal US Holdings Corp. 9.625% 06/15/14	265,800
2,716,000	Dow Chemical Co. 7.375% 11/01/29	3,134,117
2,108,000	E.I. Dupont De Nemours & Co. 3.375% 11/15/07	2,046,724
4,062,000	Eastman Chemical Co. 6.300% 11/15/18	3,981,072
	EquiStar Chemicals LP
25,000	10.125% 09/01/08	26,563
285,000	10.625% 05/01/11	308,512
410,000	Huntsman International LLC 7.875% 01/01/15(a)	413,075
155,000	Huntsman LLC 11.500% 07/15/12	177,863
265,000	IMC Global, Inc. 10.875% 08/01/13	303,425
	Ineos Group Holdings PLC
290,000	7.875% 02/15/16(a)	339,136
370,000	8.500% 02/15/16(a)	351,500
500,000	Lyondell Chemical Co. 9.625% 05/01/07	516,250
	NOVA Chemicals Corp.
520,000	6.500% 01/15/12	483,600
230,000	7.561% 11/15/13(b)	230,000
	Praxair, Inc.
1,989,000	4.750% 07/15/07	1,976,513
2,325,000	6.500% 03/01/08	2,369,806
440,000	Rhodia SA 8.875% 06/01/11	454,300
375,000	Terra Capital, Inc. 12.875% 10/15/08	433,125
125,000	UAP Holding Corp. (c)07/15/12 (10.750% 01/15/08)	111,563
156,000	United Agri Products 8.250% 12/15/11	161,850
		18,153,532
	Forest products & paper — 0.3%
410,000	Abitibi-Consolidated, Inc. 8.375% 04/01/15	397,700
	Boise Cascade LLC
650,000	7.125% 10/15/14	627,250
225,000	7.475% 10/15/12(b)	226,125
220,000	Buckeye Technologies, Inc. 8.500% 10/01/13	222,200
310,000	Caraustar Industries, Inc. 9.875% 04/01/11	326,275

Par		Value
	Forest products & paper — (continued)
$530,000	Georgia-Pacific Corp. 8.000% 01/15/24	$535,300
205,000	MeadWestvaco Corp. 6.850% 04/01/12	211,282
270,000	Newark Group, Inc. 9.750% 03/15/14	245,700
335,000	NewPage Corp. 10.000% 05/01/12	353,425
245,000	Norske Skog 8.625% 06/15/11	247,450
2,710,000	Westvaco Corp. 8.200% 01/15/30	2,966,220
		6,358,927
	Iron/steel — 0.0%
280,000	UCAR Finance, Inc. 10.250% 02/15/12	298,900
	Metals & mining — 0.1%
1,200,000	Alcan, Inc. 4.500% 05/15/13	1,106,567
80,000	Hudson Bay Mining & Smelting Co., Ltd. 9.625% 01/15/12	87,800
		1,194,367
		26,005,726
	Communications — 4.1%
	Media — 2.0%
360,000	Advanstar Communications, Inc. 12.000% 02/15/11	379,800
500,000	Atlantic Broadband Finance LLC 9.375% 01/15/14	475,000
1,490,000	CCH I Holdings LLC 9.920% 04/01/14	752,450
400,000	Charter Communications Holdings II LLC 10.250% 09/15/10	394,000
1,645,000	Comcast Cable Communications Holdings, Inc. 8.375% 03/15/13	1,846,958
1,550,000	Comcast Cable Communications, Inc. 7.125% 06/15/13	1,643,687
5,335,000	Comcast Corp. 5.900% 03/15/16	5,235,054
	CSC Holdings, Inc.
635,000	7.250% 04/15/12(a)	623,887
540,000	7.625% 04/01/11	545,400
1,000,000	Dex Media East LLC/Dex Media East Finance Co. 9.875% 11/15/09	1,066,250

See Accompanying Notes to Financial Statements.

25

Columbia Total Return Bond Fund

Investment portfolio (continued)  March 31, 2006

Par		Value
	Media — (continued)
$600,000	Dex Media, Inc. (c)11/15/13 (9.000% 11/15/08)	$510,000
	EchoStar DBS Corp.
20,000	5.750% 10/01/08	19,825
625,000	6.625% 10/01/14	603,125
215,000	Fisher Communications, Inc. 8.625% 09/15/14	227,363
35,000	Haights Cross Operating Co. 11.750% 08/15/11	36,488
460,000	Hollinger, Inc. 12.875% 03/01/11(a)	479,550
350,000	Insight Midwest LP 9.750% 10/01/09	360,937
	Lamar Media Corp.
310,000	6.625% 08/15/15	306,900
225,000	7.250% 01/01/13	229,500
385,000	LIN Television Corp. 6.500% 05/15/13	361,900
	News America Holdings, Inc.
3,650,000	8.150% 10/17/36	4,196,067
647,000	9.250% 02/01/13	761,104
	News America, Inc.
1,000,000	6.400% 12/15/35(a)	956,356
840,000	6.550% 03/15/33	821,151
580,000	PriMedia, Inc. 8.000% 05/15/13	533,600
445,000	Quebecor Media, Inc. 7.750% 03/15/16(a)	458,350
350,000	RH Donnelley Corp. 8.875% 01/15/16(a)	364,000
385,000	Sinclair Broadcast Group, Inc. 8.750% 12/15/11	404,731
2,159,000	TCI Communications, Inc. 9.875% 06/15/22	2,754,023
478,000	Telenet Group Holding NV (c)06/15/14(a) (11.500% 12/15/08)	396,142
1,370,000	Time Warner Entertainment Co. LP 8.375% 07/15/33	1,578,888
	Time Warner, Inc.
3,000,000	6.150% 05/01/07	3,022,420
910,000	6.625% 05/15/29	897,626
3,685,000	6.875% 05/01/12	3,859,561
1,740,000	8.110% 08/15/06	1,755,941
2,472,000	9.125% 01/15/13	2,858,914
400,000	WDAC Subsidiary Corp. 8.375% 12/01/14(a)	394,000
		42,110,948
	Telecommunication services — 2.1%
4,285,000	America Movil SA de CV 5.750% 01/15/15	4,161,806
420,000	American Towers, Inc. 7.250% 12/01/11	438,900

Par		Value
	Telecommunication services — (continued)
$80,000	Axtel SA de CV 11.000% 12/15/13	$91,200
765,000	Cincinnati Bell, Inc. 7.000% 02/15/15	763,087
3,000,000	Cingular Wireless LLC 7.125% 12/15/31	3,271,654
575,000	Citizens Communications Co. 9.000% 08/15/31	614,531
465,000	Digicel Ltd. 9.250% 09/01/12(a)	489,994
	Dobson Cellular Systems, Inc.
540,000	8.375% 11/01/11	571,050
635,000	9.875% 11/01/12	693,737
410,000	Horizon PCS, Inc. 11.375% 07/15/12	469,450
615,000	Inmarsat Finance II PLC (c)11/15/12 (10.375% 11/15/08)	525,056
830,000	Intelsat Subsidiary Holding Co., Ltd. 8.250% 01/15/13	844,525
515,000	Lucent Technologies, Inc. 6.450% 03/15/29	466,075
500,000	New Cingular Wireless Services, Inc. 8.750% 03/01/31	632,608
850,000	Nextel Communications, Inc. 7.375% 08/01/15	891,994
350,000	Nextel Partners, Inc. 8.125% 07/01/11	369,250
270,000	PanAmSat Corp. 9.000% 08/15/14	283,500
865,000	Qwest Capital Funding, Inc. 6.875% 07/15/28	821,750
800,000	Qwest Communications International, Inc. 7.500% 02/15/14	820,000
	Qwest Corp.
505,000	7.500% 06/15/23	511,313
630,000	8.875% 03/15/12	705,600
315,000	Rogers Cantel, Inc. 9.750% 06/01/16	383,513
265,000	Rogers Wireless, Inc. 8.000% 12/15/12	280,900
	Rural Cellular Corp.
425,000	8.250% 03/15/12	446,250
60,000	9.750% 01/15/10	61,050
345,000	10.430% 11/01/12(a)(b)	358,800
591,000	SBA Telecommunications, Inc. (c)12/15/11 (9.750% 12/15/07)	566,621
	Sprint Capital Corp.
1,009,000	6.125% 11/15/08	1,026,323
950,000	6.875% 11/15/28	985,943
3,437,000	8.750% 03/15/32	4,287,578

See Accompanying Notes to Financial Statements.

26

Columbia Total Return Bond Fund

Investment portfolio (continued)  March 31, 2006

Par		Value
	Telecommunication services — (continued)
$370,000	Syniverse Technologies, Inc. 7.750% 08/15/13	$370,000
5,000,000	Telecom Italia Capital SA 5.250% 10/01/15	4,661,930
7,873,000	TELUS Corp. 7.500% 06/01/07	8,050,712
235,000	Time Warner Telecom Holdings, Inc. 9.250% 02/15/14	253,506
355,000	Time Warner Telecom, Inc. 10.125% 02/01/11	372,750
305,000	US LEC Corp. 13.620% 10/01/09(b)	329,400
500,000	US Unwired, Inc. 10.000% 06/15/12	559,747
1,050,000	Verizon Global Funding Corp. 7.750% 12/01/30	1,157,430
270,000	Zeus Special Subsidiary Ltd. (c)02/01/15(a) (9.250% 02/01/10)	186,300
		42,775,833
		84,886,781
	Consumer cyclical — 2.1%
	Airlines — 0.2%
	Continental Airlines, Inc.
2,908,190	7.461% 04/01/15	2,835,485
555,000	7.568% 12/01/06	550,838
		3,386,323
	Apparel — 0.1%
290,000	Broder Brothers Co. 11.250% 10/15/10	287,100
665,000	Levi Strauss & Co. 9.750% 01/15/15	703,237
210,000	Phillips-Van Heusen Corp. 7.250% 02/15/11	216,300
300,000	8.125% 05/01/13	319,500
		1,526,137
	Auto manufacturers — 0.4%
	DaimlerChrysler NA Holding Corp.
6,697,000	4.050% 06/04/08	6,482,733
500,000	8.500% 01/18/31	584,868
365,000	General Motors Corp. 8.375% 07/15/33	268,275
		7,335,876
	Auto parts & equipment — 0.1%
315,000	Commercial Vehicle Group, Inc. 8.000% 07/01/13	315,000
690,000	Goodyear Tire & Rubber Co. 9.000% 07/01/15	700,350
160,000	Rexnord Corp. 10.125% 12/15/12	175,600

Par		Value
	Auto parts & equipment — (continued)
$345,000	TRW Automotive, Inc. 9.375% 02/15/13	$373,031
		1,563,981
	Distribution/ wholesale — 0.0%
300,000	Buhrmann US, Inc. 7.875% 03/01/15	304,500
	Entertainment — 0.1%
425,000	Global Cash Access LLC 8.750% 03/15/12	456,875
425,000	Six Flags, Inc. 9.625% 06/01/14	428,719
370,000	Steinway Musical Instruments, Inc. 7.000% 03/01/14(a)	371,850
610,000	Warner Music Group 7.375% 04/15/14	603,900
		1,861,344
	Home builders — 0.1%
450,000	D.R. Horton, Inc. 9.750% 09/15/10	504,562
	K. Hovnanian Enterprises, Inc.
40,000	6.000% 01/15/10	38,400
435,000	6.375% 12/15/14	403,463
350,000	6.500% 01/15/14	329,000
125,000	KB Home 8.625% 12/15/08	131,875
		1,407,300
	Home furnishings — 0.0%
315,000	Sealy Mattress Co. 8.250% 06/15/14	326,813
240,000	WII Components, Inc. 10.000% 02/15/12	243,300
		570,113
	Leisure time — 0.0%
315,000	K2, Inc. 7.375% 07/01/14	315,788
155,000	Royal Caribbean Cruises Ltd. 8.750% 02/02/11	172,631
475,000	Town Sports International, Inc. (c)02/01/14 (11.000% 02/01/09)	361,000
		849,419
	Lodging — 0.5%
55,000	Caesars Entertainment, Inc. 7.875% 03/15/10	58,575
595,000	CCM Merger, Inc. 8.000% 08/01/13(a)	592,025
	Chukchansi Economic Development Authority
390,000	8.000% 11/15/13(a)	398,775
345,000	8.060% 11/15/12(a)(b)	351,900

See Accompanying Notes to Financial Statements.

27

Columbia Total Return Bond Fund

Investment portfolio (continued)  March 31, 2006

Par		Value
	Lodging — (continued)
$270,000	Circus & Eldorado/Silver Legacy Capital Corp. 10.125% 03/01/12	$289,575
370,000	Galaxy Entertainment Finance Co., Ltd. 9.875% 12/15/12(a)	385,725
480,000	Greektown Holdings LLC 10.750% 12/01/13(a)	490,800
580,000	Hard Rock Hotel, Inc. 8.875% 06/01/13	630,750
2,700,000	Harrah's Operating Co., Inc. 5.625% 06/01/15	2,585,459
340,000	Hilton Hotels Corp. 7.500% 12/15/17	366,828
275,000	Inn of the Mountain Gods Resort & Casino 12.000% 11/15/10	298,375
490,000	Kerzner International Ltd. 6.750% 10/01/15	518,175
	MGM Mirage
605,000	6.000% 10/01/09	595,925
500,000	6.750% 09/01/12	498,750
155,000	8.500% 09/15/10	165,850
170,000	Mohegan Tribal Gaming Authority 6.125% 02/15/13	167,025
440,000	Pinnacle Entertainment, Inc. 8.250% 03/15/12	467,500
105,000	Starwood Hotels & Resorts Worldwide, Inc. 7.875% 05/01/12	113,663
445,000	Station Casinos, Inc. 6.000% 04/01/12	436,656
895,000	Wynn Las Vegas LLC 6.625% 12/01/14	874,862
		10,287,193
	Retail — 0.6%
315,000	AmeriGas Partners LP 7.125% 05/20/16	315,000
415,000	Asbury Automotive Group, Inc. 8.000% 03/15/14	420,187
2,514,175	CVS Corp. 5.298% 01/11/27(a)	2,388,172
220,000	Dave & Buster's, Inc. 11.250% 03/15/14(a)	223,850
410,000	Ferrellgas Partners LP 8.750% 06/15/12	416,150
315,000	Inergy LP/Inergy Finance Corp. 8.250% 03/01/16(a)	322,087
380,000	Landry's Restaurants, Inc. 7.500% 12/15/14	367,650
1,510,000	Lowe's Companies, Inc. 6.500% 03/15/29	1,612,935

Par		Value
	Retail — (continued)
$260,000	Movie Gallery, Inc. 11.000% 05/01/12	$128,700
380,000	Rite Aid Corp. 7.500% 01/15/15	372,400
	Target Corp.
1,320,000	5.375% 06/15/09	1,326,295
2,876,000	5.400% 10/01/08	2,890,698
410,000	Tempur-Pedic, Inc. 10.250% 08/15/10	436,650
1,280,000	Wal-Mart Stores, Inc. 7.550% 02/15/30	1,538,892
		12,759,666
	Textiles — 0.0%
290,000	INVISTA 9.250% 05/01/12(a)	310,300
		42,162,152
	Consumer non-cyclical — 2.4%
	Agriculture — 0.0%
340,000	Alliance One International, Inc. 11.000% 05/15/12	328,100
	Beverages — 0.2%
	Anheuser-Busch Companies, Inc.
530,000	5.750% 04/01/10	535,838
2,814,000	5.950% 01/15/33	2,824,551
240,000	Constellation Brands, Inc. 8.125% 01/15/12	252,300
345,000	Cott Beverages, Inc. 8.000% 12/15/11	352,762
		3,965,451
	Biotechnology — 0.0%
300,000	Bio-Rad Laboratories, Inc. 7.500% 08/15/13	309,750
	Commercial services — 0.2%
435,000	Ashtead Holdings PLC 8.625% 08/01/15(a)	455,663
530,000	Corrections Corp. of America 6.250% 03/15/13	520,063
250,000	Dollar Financial Group, Inc. 9.750% 11/15/11	261,875
245,000	FTI Consulting, Inc. 7.625% 06/15/13	257,250
310,000	GEO Group, Inc. 8.250% 07/15/13	314,650
355,000	Hertz Corp. 8.875% 01/01/14(a)	369,200
460,000	Iron Mountain, Inc. 7.750% 01/15/15	465,750
90,000	Mac-Gray Corp. 7.625% 08/15/15	91,800

See Accompanying Notes to Financial Statements.

28

Columbia Total Return Bond Fund

Investment portfolio (continued)  March 31, 2006

Par		Value
	Commercial services — (continued)
$535,000	NationsRent, Inc. 9.500% 10/15/10	$582,481
415,000	Quebecor World Capital Corp. 8.750% 03/15/16(a)	405,728
110,000	Service Corp. International 6.750% 04/01/16	109,450
210,000	Service Corp. International/US 7.700% 04/15/09	217,875
250,000	Sheridan Group 10.250% 08/15/11	257,500
	United Rentals North America, Inc.
385,000	6.500% 02/15/12	377,300
275,000	7.750% 11/15/13	273,625
		4,960,210
	Cosmetics/personal care — 0.1%
295,000	DEL Laboratories, Inc. 8.000% 02/01/12	238,950
455,000	Elizabeth Arden, Inc. 7.750% 01/15/14	467,512
1,893,000	Procter & Gamble Co. 4.750% 06/15/07	1,885,536
		2,591,998
	Food — 0.7%
5,772,000	Cadbury-Schweppes PLC 5.125% 10/01/13(a)	5,533,490
488,000	Dole Food Co., Inc. 8.625% 05/01/09	489,220
1,630,000	Fred Meyer, Inc. 7.450% 03/01/08	1,686,395
915,000	General Mills, Inc. 2.625% 10/24/06	901,633
	Kroger Co.
1,400,000	7.500% 04/01/31	1,536,550
700,000	7.650% 04/15/07	715,046
410,000	Merisant Co. 9.500% 07/15/13	266,500
485,000	Pinnacle Foods Holding Corp. 8.250% 12/01/13	480,150
355,000	Reddy Ice Holdings, Inc. (c)11/01/12 (10.500% 11/01/08)	285,775
1,145,000	Safeway, Inc. 4.950% 08/16/10	1,109,627
190,000	Stater Brothers Holdings, Inc. 8.125% 06/15/12	190,475
		13,194,861
	Healthcare products — 0.0%
900,000	Baxter FinCo BV 4.750% 10/15/10(a)	869,797

Par		Value
	Healthcare services — 0.6%
$440,000	DaVita, Inc. 7.250% 03/15/15	$443,300
	Extendicare Health Services, Inc.
65,000	6.875% 05/01/14	67,275
15,000	9.500% 07/01/10	15,863
		HCA, Inc.
235,000	6.950% 05/01/12	237,487
490,000	7.875% 02/01/11	514,988
600,000	MQ Associates, Inc. (c)08/15/12 (12.250% 08/15/08)	165,000
170,000	Select Medical Corp. 7.625% 02/01/15	153,425
785,000	Tenet Healthcare Corp. 9.875% 07/01/14	796,775
1,000,000	UnitedHealth Group, Inc. 3.375% 08/15/07	975,272
130,000	US Oncology Holdings, Inc. 10.320% 03/15/15(b)	130,325
500,000	US Oncology, Inc. 9.000% 08/15/12	525,000
	WellPoint, Inc.
755,000	5.850% 01/15/36	714,209
6,769,000	6.375% 06/15/06	6,784,411
800,000	6.800% 08/01/12	848,986
		12,372,316
	Household products/ wares — 0.2%
335,000	ACCO Brands Corp. 7.625% 08/15/15	319,087
395,000	Amscan Holdings, Inc. 8.750% 05/01/14	349,575
1,926,000	Fortune Brands, Inc. 2.875% 12/01/06	1,894,692
415,000	Jostens IH Corp. 7.625% 10/01/12	408,775
470,000	Playtex Products, Inc. 9.375% 06/01/11	492,325
435,000	Scotts Miracle-Gro Co., Class A 6.625% 11/15/13	437,175
		3,901,629
	Pharmaceuticals — 0.4%
230,000	AmerisourceBergen Corp. 5.875% 09/15/15(a)	226,425
650,000	Elan Finance PLC 7.750% 11/15/11	619,125
575,000	Mylan Laboratories, Inc. 6.375% 08/15/15	579,312
270,000	NBTY, Inc. 7.125% 10/01/15(a)	255,150
307,691	Nycomed A/S, PIK, 11.750% 09/15/13(a)(d)	393,383

See Accompanying Notes to Financial Statements.

29

Columbia Total Return Bond Fund

Investment portfolio (continued)  March 31, 2006

Par		Value
	Pharmaceuticals — (continued)
$210,000	Omnicare, Inc., Series 2005 B, 6.750% 12/15/13	$208,950
310,000	Warner Chilcott Corp. 9.250% 02/01/15(a)	307,675
5,000,000	Wyeth 5.500% 02/01/14	4,926,849
		7,516,869
		50,010,981
	Diversified — 0.3%
	Holding companies- diversified — 0.3%
	Hutchison Whampoa International Ltd.
6,000,000	6.250% 01/24/14(a)	6,090,491
1,000,000	7.450% 11/24/33(a)	1,093,555
		7,184,046
	Energy — 3.7%
	Coal — 0.1%
560,000	Arch Western Finance LLC 6.750% 07/01/13	557,200
545,000	Massey Energy Co. 6.875% 12/15/13(a)	536,825
		1,094,025
	Oil & gas — 2.5%
	Amerada Hess Corp.
380,000	7.125% 03/15/33	415,604
3,980,000	7.300% 08/15/31	4,441,553
	Chesapeake Energy Corp.
225,000	6.375% 06/15/15	221,625
470,000	7.500% 06/15/14	493,500
375,000	Compton Petroleum Corp. 7.625% 12/01/13	376,875
150,000	Delta Petroleum Corp. 7.000% 04/01/15	139,500
775,000	Devon Energy Corp. 7.950% 04/15/32	951,282
225,000	Forest Oil Corp. 8.000% 12/15/11	243,000
3,225,000	Gazprom International SA 7.201% 02/01/20(a)	3,362,063
235,000	Magnum Hunter Resources, Inc. 9.600% 03/15/12	252,919
	Marathon Oil Corp.
8,965,000	6.000% 07/01/12	9,177,569
1,000,000	6.800% 03/15/32	1,090,411
	Newfield Exploration Co.
240,000	6.625% 09/01/14	242,400
50,000	6.625% 04/15/16	50,250
	Nexen, Inc.
3,585,000	5.875% 03/10/35	3,315,651
1,040,000	7.875% 03/15/32	1,225,280

Par		Value
	Oil & gas — (continued)
$3,575,000	Pemex Project Funding Master Trust 5.750% 12/15/15(a)	$3,419,487
3,526,000	Pioneer Natural Resources Co. 6.500% 01/15/08	3,566,830
170,000	Plains Exploration & Production Co. 7.125% 06/15/14	175,525
225,000	Pogo Producing Co. 6.625% 03/15/15	223,313
240,000	Premcor Refining Group, Inc. 7.500% 06/15/15	252,600
305,000	Pride International, Inc. 7.375% 07/15/14	323,300
230,000	Quicksilver Resources, Inc. 7.125% 04/01/16	225,400
5,000,000	Ras Laffan LNG II 5.298% 09/30/20(a)	4,754,677
390,000	Tesoro Corp. 6.625% 11/01/15(a)	384,150
200,000	Tosco Corp. 8.125% 02/15/30	252,892
	Vintage Petroleum, Inc.
150,000	7.875% 05/15/11	156,000
5,000	8.250% 05/01/12	5,313
555,000	Whiting Petroleum Corp. 7.250% 05/01/12	552,225
	XTO Energy, Inc.
4,925,000	5.300% 06/30/15	4,756,050
5,520,000	7.500% 04/15/12	6,031,540
		51,078,784
	Oil & gas services — 0.0%
515,000	Hornbeck Offshore Services, Inc. 6.125% 12/01/14	500,837
310,000	Newpark Resources, Inc. 8.625% 12/15/07	310,775
		811,612
	Pipelines — 1.1%
295,000	Atlas Pipeline Partners LP 8.125% 12/15/15(a)	307,169
1,674,000	CenterPoint Energy Resources Corp. 7.875% 04/01/13	1,865,839
550,000	Colorado Interstate Gas Co. 6.800% 11/15/15(a)	559,625
3,144,000	Consolidated Natural Gas Co. 5.375% 11/01/06	3,142,268
4,046,000	Duke Capital LLC 4.370% 03/01/09	3,926,876
755,000	El Paso Corp. 7.750% 06/15/10(a)	777,650
1,200,000	Kinder Morgan Energy Partners LP 7.300% 08/15/33	1,300,590

See Accompanying Notes to Financial Statements.

30

Columbia Total Return Bond Fund

Investment portfolio (continued)  March 31, 2006

Par		Value
	Pipelines — (continued)
$3,000,000	Kinder Morgan, Inc. 7.250% 03/01/28	$3,223,539
425,000	Pacific Energy Partners LP 6.250% 09/15/15	417,563
1,030,000	Sonat, Inc. 7.625% 07/15/11	1,058,325
3,991,000	TEPPCO Partners LP 7.625% 02/15/12	4,320,718
	Williams Companies, Inc.
1,290,000	6.375% 10/01/10(a)	1,294,837
460,000	8.125% 03/15/12	495,650
		22,690,649
		75,675,070
	Financials — 14.7%
	Banks — 3.1%
2,000,000	Bank One Corp. 6.000% 08/01/08	2,032,734
1,220,000	Chinatrust Commercial Bank 5.625% 12/29/49(a)(b)	1,146,621
7,489,000	First Union National Bank 5.800% 12/01/08	7,602,568
	HSBC Bank USA
10,900,000	3.875% 09/15/09	10,422,554
2,000,000	5.875% 11/01/34	1,954,939
1,330,000	Marshall & Ilsley Corp. 4.375% 08/01/09	1,294,532
5,292,000	Popular North America, Inc. 6.125% 10/15/06	5,307,497
1,575,000	Wachovia Capital Trust III 5.800% 08/29/49(b)	1,543,335
	Wachovia Corp.
3,280,000	4.375% 06/01/10	3,162,171
2,145,000	4.875% 02/15/14	2,038,764
3,500,000	4.970% 06/01/10(b)	3,504,155
	Wells Fargo & Co.
15,180,000	4.875% 01/12/11	14,873,223
2,400,000	4.920% 03/10/08(b)	2,400,716
5,000,000	5.010% 09/15/09(b)	5,000,569
		62,284,378
	Diversified financial services — 8.9%
	American Express Co.
1,887,000	3.750% 11/20/07	1,844,566
2,746,000	4.750% 06/17/09	2,708,356
	American General Finance Corp.
2,090,000	2.750% 06/15/08	1,977,214
850,000	5.375% 09/01/09	848,043
4,940,000	5.400% 12/01/15	4,793,889
6,256,000	Bear Stearns Companies, Inc. 4.500% 10/28/10	6,026,091
8,110,000	Caterpillar Financial Services Corp. 4.500% 09/01/08	7,958,055
2,752,000	CIT Group, Inc. 7.375% 04/02/07	2,807,291

Par		Value
	Diversified financial services — (continued)
$6,000,000	Citicorp 8.040% 12/15/19(a)	$6,987,860
2,557,000	Citigroup Global Markets Holdings, Inc. 6.500% 02/15/08	2,612,841
	Citigroup, Inc.
14,500,000	4.625% 08/03/10	14,092,791
1,876,000	5.000% 09/15/14	1,799,397
1,000,000	Countrywide Home Loans, Inc. 2.875% 02/15/07	978,937
3,452,000	Credit Suisse First Boston USA, Inc. 6.125% 11/15/11	3,556,576
420,000	E*Trade Financial Corp. 8.000% 06/15/11	436,800
1,420,000	ERAP 3.750% 04/25/10	1,733,292
	Ford Motor Credit Co.
1,755,000	7.375% 10/28/09	1,632,911
2,260,000	7.375% 02/01/11	2,056,173
3,225,000	Fund American Companies, Inc. 5.875% 05/15/13	3,170,050
	General Electric Capital Corp.
3,500,000	3.750% 12/15/09	3,319,001
6,000,000	6.750% 03/15/32	6,680,523
	General Motors Acceptance Corp.
4,263,000	6.150% 04/05/07	4,165,390
2,081,000	6.875% 09/15/11	1,932,559
1,125,000	8.000% 11/01/31	1,054,687
	Goldman Sachs Group, Inc.
1,200,000	4.125% 01/15/08	1,177,722
2,950,000	4.750% 07/15/13	2,800,998
1,550,000	6.345% 02/15/34	1,528,696
5,858,000	6.600% 01/15/12	6,150,994
	HSBC Finance Corp.
4,336,000	5.875% 02/01/09	4,394,724
1,907,000	6.375% 11/27/12	1,978,982
1,850,000	6.400% 06/17/08	1,890,467
272,237	Innophos Investments Holdings, Inc. 12.749% 02/15/15(b)(d)	274,279
6,000,000	International Lease Finance Corp. 4.875% 09/01/10	5,841,291
	JPMorgan Chase & Co.
7,305,000	4.600% 01/17/11	7,064,287
3,000,000	5.180% 10/02/09(b)	3,004,283
7,008,000	7.250% 06/01/07	7,168,936
1,925,000	JPMorgan Chase Capital XV 5.875% 03/15/35	1,797,018
565,000	LaBranche & Co., Inc. 11.000% 05/15/12	625,737

See Accompanying Notes to Financial Statements.

31

Columbia Total Return Bond Fund

Investment portfolio (continued)  March 31, 2006

Par			Value
		Diversified financial services — (continued)
		Lehman Brothers Holdings, Inc.
	$850,000	5.500% 04/04/16	$836,951
	4,530,000	7.000% 02/01/08	4,663,358
	2,213,000	MassMutual Global Funding II 2.550% 07/15/08(a)	2,084,011
		Merrill Lynch & Co., Inc.
	2,538,000	2.070% 06/12/06	2,523,123
	2,717,000	3.700% 04/21/08	2,637,418
	885,000	4.125% 01/15/09	859,556
	5,640,000	6.000% 02/17/09	5,748,071
	6,500,000	Morgan Stanley 6.750% 04/15/11	6,864,534
		National Rural Utilities Cooperative Finance Corp.
	2,226,000	3.250% 10/01/07	2,162,766
	2,700,000	5.750% 08/28/09	2,731,489
	6,773,000	Prudential Funding LLC 6.600% 05/15/08(a)	6,936,925
	4,000,000	Residential Capital Corp. 6.375% 06/30/10	4,026,890
		SLM Corp.
	5,650,000	4.500% 07/26/10	5,438,075
	2,000,000	5.125% 08/27/12	1,953,860
NZD	720,000	6.500% 06/15/10	442,509
USD	1,800,000	Windsor Financing LLC 5.881% 07/15/17(a)	1,790,621
			182,571,864
		Insurance — 0.5%
	625,000	Allstate Corp. 5.350% 06/01/33	563,047
	1,500,000	Allstate Financial Global Funding II 2.625% 10/22/06(a)	1,476,669
	1,500,000	Genworth Financial, Inc. 4.750% 06/15/09	1,470,846
	2,665,000	ING Groep NV 5.775% 12/29/49(b)	2,591,723
	938,000	Metlife, Inc. 5.375% 12/15/12	927,128
	2,150,000	St. Paul Travelers Companies, Inc. 5.500% 12/01/15	2,109,763
	1,125,000	Travelers Property Casualty Corp. 6.375% 03/15/33	1,140,053
			10,279,229
		Real estate — 0.3%
	3,822,000	EOP Operating LP 4.750% 03/15/14	3,524,972
	3,136,000	7.000% 07/15/11	3,300,425
			6,825,397

Par		Value
	Real estate investment trusts — 1.1%
$2,420,000	Archstone-Smith Trust 5.750% 03/15/16	$2,397,676
5,483,000	Camden Property Trust 5.375% 12/15/13	5,325,183
3,221,000	Health Care Property Investors, Inc. 6.450% 06/25/12	3,320,414
535,000	Host Marriott LP 6.750% 06/01/16(a)	537,675
5,500,000	iStar Financial, Inc. 5.800% 03/15/11	5,493,138
5,283,000	Simon Property Group LP 3.750% 01/30/09	5,045,814
		22,119,900
	Savings & loans — 0.8%
5,170,000	Washington Mutual Bank/Henderson NV 5.125% 01/15/15	4,893,549
	Washington Mutual, Inc.
6,200,000	4.625% 04/01/14	5,660,221
6,302,000	5.625% 01/15/07	6,302,737
		16,856,507
		300,937,275
	Industrials — 2.3%
	Aerospace & defense — 0.5%
200,000	Argo-Tech Corp. 9.250% 06/01/11	212,000
495,000	BE Aerospace, Inc. 8.500% 10/01/10	527,794
	L-3 Communications Corp.
85,000	5.875% 01/15/15	81,387
325,000	6.375% 10/15/15	321,750
3,782,000	Northrop Grumman Corp. 7.125% 02/15/11	4,022,667
2,200,000	Raytheon Co. 5.375% 04/01/13	2,173,763
445,000	Sequa Corp. 9.000% 08/01/09	476,150
180,000	Standard Aero Holdings, Inc. 8.250% 09/01/14	157,050
420,000	TransDigm, Inc. 8.375% 07/15/11	441,000
1,900,000	United Technologies Corp. 7.125% 11/15/10	2,030,555
		10,444,116
	Building materials — 0.1%
250,000	Goodman Global Holding Co., Inc. 7.875% 12/15/12	246,875
150,000	Nortek, Inc. 8.500% 09/01/14	152,625
185,000	NTK Holdings, Inc. (c)03/01/14 (10.750% 09/01/09)	134,125

See Accompanying Notes to Financial Statements.

32

Columbia Total Return Bond Fund

Investment portfolio (continued)  March 31, 2006

Par		Value
	Building materials — (continued)
$315,000	RMCC Acquisition Co. 9.500% 11/01/12(a)	$329,175
		862,800
	Electronics — 0.0%
500,000	Flextronics International Ltd. 6.250% 11/15/14	491,250
260,000	Sanmina-SCI Corp. 6.750% 03/01/13	248,300
		739,550
	Engineering & construction — 0.0%
410,000	J. Ray McDermott SA 11.500% 12/15/13(a)	481,750
	Environmental control — 0.4%
	Allied Waste North America, Inc.
175,000	7.250% 03/15/15	178,063
1,000,000	7.875% 04/15/13	1,040,000
6,386,000	Waste Management, Inc. 7.375% 08/01/10	6,817,911
		8,035,974
	Machinery-construction & mining — 0.0%
360,000	Terex Corp. 7.375% 01/15/14	368,100
	Machinery-diversified — 0.1%
335,000	Columbus McKinnon Corp. 8.875% 11/01/13	350,075
335,000	Douglas Dynamics LLC 7.750% 01/15/12(a)	324,950
250,000	Manitowoc Co., Inc. 7.125% 11/01/13	255,625
		930,650
	Metal fabricate/ hardware — 0.0%
250,000	Mueller Group, Inc. 10.000% 05/01/12	274,375
270,000	Mueller Holdings, Inc. (c)04/15/14 (14.750% 04/15/09)	220,725
275,000	TriMas Corp. 9.875% 06/15/12	242,687
		737,787
	Miscellaneous manufacturing — 0.4%
730,000	Bombardier, Inc. 6.300% 05/01/14(a)	667,950
5,783,000	General Electric Co. 5.000% 02/01/13	5,631,662

Par			Value
		Miscellaneous manufacturing — (continued)
	$275,000	J.B. Poindexter & Co. 8.750% 03/15/14	$224,125
	239,000	Koppers Industries, Inc. 9.875% 10/15/13	262,900
	345,000	Samsonite Corp. 8.875% 06/01/11	364,838
	575,000	Trinity Industries, Inc. 6.500% 03/15/14	576,437
			7,727,912
		Packaging & containers — 0.2%
	530,000	Crown Americas LLC 7.750% 11/15/15(a)	549,875
	430,000	Jefferson Smurfit Corp. 8.250% 10/01/12	422,475
EUR	332,651	JSG Holding, PIK, 11.500% 10/01/15(a)(d)	412,697
USD	455,000	MDP Acquisitions PLC 9.625% 10/01/12	484,006
	1,200,000	Owens-Brockway Glass Container, Inc. 8.250% 05/15/13	1,254,000
	535,000	Owens-Illinois, Inc. 7.500% 05/15/10	539,013
			3,662,066
		Transportation — 0.6%
		Burlington Northern Santa Fe Corp.
	4,184,000	6.750% 07/15/11	4,432,303
	1,250,000	7.950% 08/15/30	1,557,782
	1,213,490	Canadian National Railway Co. 7.195% 01/02/16	1,350,510
	405,000	CHC Helicopter Corp. 7.375% 05/01/14	413,100
	205,000	Offshore Logistics, Inc. 6.125% 06/15/13	192,700
	290,000	QDI LLC 9.000% 11/15/10	272,600
	800,000	Ship Finance International Ltd. 8.500% 12/15/13	751,000
	500,000	Stena AB 7.000% 12/01/16	470,625
	305,000	Teekay Shipping Corp. 8.875% 07/15/11	337,025
	320,000	TFM SA de CV 9.375% 05/01/12	351,600
		Union Pacific Corp.
	790,000	3.875% 02/15/09	757,844
	2,000,000	4.875% 01/15/15	1,897,261
			12,784,350
			46,775,055

See Accompanying Notes to Financial Statements.

33

Columbia Total Return Bond Fund

Investment portfolio (continued)  March 31, 2006

Par		Value
	Technology — 0.3%
	Computers — 0.3%
$4,394,000	Hewlett-Packard Co. 5.750% 12/15/06	$4,408,700
700,000	International Business Machines Corp. 5.875% 11/29/32	692,860
		5,101,560
	Office/business equipment — 0.0%
435,000	Xerox Corp. 7.125% 06/15/10	452,944
		5,554,504
	Utilities — 4.0%
	Electric — 3.9%
5,830,000	AEP Texas Central Co. 6.650% 02/15/33	6,091,219
500,000	AES Corp. 9.500% 06/01/09	540,000
1,000,000	Alabama Power Co. 2.800% 12/01/06	984,399
1,804,000	Appalachian Power Co. 3.600% 05/15/08	1,737,232
900,000	CenterPoint Energy Houston Electric 5.750% 01/15/14	896,940
	CMS Energy Corp.
260,000	6.875% 12/15/15	264,550
155,000	8.500% 04/15/11	168,175
1,125,000	Commonwealth Edison Co. 4.700% 04/15/15	1,038,708
2,980,000	Consolidated Edison Co. of New York 4.700% 06/15/09	2,929,736
912,000	Dominion Resources, Inc. 5.000% 03/15/13	865,585
2,625,000	Duquesne Light Holdings, Inc. 6.250% 08/15/35	2,457,619
	Dynegy Holdings, Inc.
750,000	6.875% 04/01/11	723,750
100,000	7.125% 05/15/18	92,000
380,000	9.875% 07/15/10(a)	417,050
605,000	Edison Mission Energy 7.730% 06/15/09	620,881
	Exelon Generation Co. LLC
2,125,000	5.350% 01/15/14	2,058,735
800,000	6.950% 06/15/11	846,575
4,626,000	FirstEnergy Corp. 6.450% 11/15/11	4,792,765
604,442	FPL Energy National Wind LLC 5.608% 03/10/24(a)	581,039
2,190,000	Kiowa Power Partners LLC 5.737% 03/30/21(a)	2,090,422
	Midamerican Energy Holdings Co.
4,302,000	5.000% 02/15/14	4,104,291
1,765,000	6.125% 04/01/36(a)	1,727,918

Par		Value
	Electric — (continued)
$620,000	Mirant North America LLC 7.375% 12/31/13(a)	$633,950
	Nevada Power Co.
50,000	5.875% 01/15/15	49,212
40,000	6.500% 04/15/12	40,847
3,631,000	NiSource Finance Corp. 5.400% 07/15/14	3,523,878
10,000	NorthWestern Corp. 5.875% 11/01/14	9,988
	NRG Energy, Inc.
315,000	7.250% 02/01/14	320,513
295,000	7.375% 02/01/16	302,006
	Pacific Gas & Electric Co.
3,476,000	4.200% 03/01/11	3,274,030
1,462,000	6.050% 03/01/34	1,432,752
1,416,000	Pepco Holdings, Inc. 5.500% 08/15/07	1,416,845
7,344,000	Progress Energy, Inc. 6.050% 04/15/07	7,380,947
3,205,000	PSEG Power LLC 8.625% 04/15/31	4,073,977
1,701,000	Public Service Electric & Gas Co. 4.000% 11/01/08	1,645,323
1,300,000	Scottish Power PLC 4.910% 03/15/10	1,271,342
850,000	Sierra Pacific Resources 6.750% 08/15/17(a)	851,063
600,000	Southern California Edison Co. 6.650% 04/01/29	632,758
3,248,000	Southern Co. Capital Funding, Inc. 5.300% 02/01/07	3,247,811
1,753,000	Southern Power Co. 6.250% 07/15/12	1,793,519
355,000	TECO Energy, Inc. 7.000% 05/01/12	368,313
3,450,000	TXU Corp. 5.550% 11/15/14	3,213,940
3,400,000	TXU Electric Delivery Co. 7.000% 09/01/22	3,611,806
4,996,000	Virginia Electric & Power Co. 5.375% 02/01/07	4,992,719
		80,117,128
	Gas — 0.1%
750,000	Sempra Energy 4.750% 05/15/09	735,157
		80,852,285
	Total corporate fixed- income bonds & notes (Cost of $730,035,588)	720,043,875

See Accompanying Notes to Financial Statements.

34

Columbia Total Return Bond Fund

Investment portfolio (continued)  March 31, 2006

Par		Value
	Mortgage-backed securities — 31.9%
	Federal Home Loan Mortgage Corp.
$4,307,136	3.500% 10/01/18	$3,923,795
175,198,899	5.000% 10/01/35	166,737,279
23,514,142	5.000% 11/01/35	22,378,474
305,580	5.500% 12/01/17	303,809
1,778,331	5.500% 12/01/18	1,767,424
1,476,247	5.500% 07/01/19	1,466,695
125,445	6.000% 05/01/17	126,977
2,814,773	6.000% 07/01/17	2,849,157
13,775,880	6.500% 11/01/32	14,072,664
21,573	8.000% 11/01/09	22,323
16,189	8.000% 04/01/10	16,795
233,251	8.500% 11/01/26	251,232
	TBA:
18,000,000	4.500% 04/18/21(e)	17,178,750
58,500,000	5.000% 04/18/21(e)	57,000,938
43,360,000	5.500% 04/12/36(e)	42,330,200
	Federal National Mortgage Association
9,149,512	5.000% 09/01/35	8,712,613
57,982	5.449% 08/01/36(b)	58,815
51,984	5.943% 06/01/32(b)	51,395
136,655	6.000% 09/01/16	138,567
456,201	6.102% 07/01/32(b)	445,195
9,479,387	6.500% 01/01/29	9,719,073
190,380	6.500% 05/01/32	194,647
101,124	6.500% 07/01/32	103,390
600,156	6.500% 08/01/32	614,006
160,546	6.500% 11/01/32	164,143
5,706,236	6.500% 01/01/33	5,838,104
1,478,293	6.500% 05/01/33	1,512,456
1,714,619	6.500% 10/01/34	1,749,485
8,269,074	6.500% 11/01/34	8,445,047
6,863,418	6.500% 01/01/35	7,002,982
42,944,117	6.500% 02/01/35	43,858,005
253,408	7.000% 10/01/11	260,383
302,153	8.000% 12/01/09	303,556
89,454	10.000% 09/01/18	97,918
	TBA:
30,000,000	4.500% 04/18/21(e)	28,678,140
40,608,000	5.000% 04/18/21(e)	39,580,130
19,500,000	5.500% 04/18/21(e)	19,365,938
127,559,000	5.500% 04/12/36(e)	124,489,675
17,231,000	6.000% 04/12/36(e)	17,225,624
	Government National Mortgage Association
1,460,970	7.000% 01/15/30	1,523,734
1,352,635	7.500% 12/15/23	1,423,324
561,781	7.500% 07/20/28	585,370
6,741	8.000% 11/15/07	6,830
14,858	8.000% 05/15/17	15,765
149,715	8.500% 02/15/25	162,175
2,123	9.500% 09/15/09	2,225
5,125	13.000% 01/15/11	5,670

Par			Value
		Mortgage-backed securities — (continued)
	$2,620	13.000% 02/15/11	$2,898
		Total mortgage-backed securities (Cost of $658,916,367)	652,763,790
		Government & agency obligations — 18.1%
		Foreign government obligations — 4.8%
JPY	475,000,000	African Development Bank 1.950% 03/23/10	4,127,597
EUR	500,000	Aries Vermoegensverwaltungs 7.750% 10/25/09	677,606
EUR	1,305,000	Belgium Government Bond 3.750% 09/28/15	1,577,478
	870,000	Corp. Andina de Fomento 6.375% 06/18/09	1,131,020
JPY	410,000,000	Eksportfinans A/S 1.800% 06/21/10	3,557,097
		European Investment Bank
EUR	1,130,000	3.625% 10/15/13	1,357,157
GBP	190,000	5.500% 12/07/11	343,132
USD	2,425,000	Export-Import Bank of Korea 4.625% 03/16/10	2,347,311
		Federal Republic of Germany
EUR	4,140,000	4.250% 07/04/14	5,191,334
EUR	3,425,000	5.250% 07/04/10	4,425,528
EUR	380,000	6.000% 07/04/07	476,198
		Government of Canada
CAD	2,000,000	4.500% 06/01/15	1,743,888
	1,440,000	5.500% 06/01/10	1,295,760
		Government of New Zealand
NZD	520,000	6.000% 11/15/11	323,198
	65,000	6.000% 07/15/08	39,967
EUR	715,000	Hellenic Republic of Greece 5.350% 05/18/11	931,983
JPY	240,000,000	Inter-American Development Bank 1.900% 07/08/09	2,093,779
	315,000,000	International Bank for Reconstruction & Development 2.000% 02/18/08	2,737,802
NOK	5,535,000	Kingdom of Norway 6.000% 05/16/11	929,565
		Kingdom of Spain
EUR	3,015,000	5.000% 07/30/12	3,921,252
	500,000	5.500% 07/30/17	696,931
		Kingdom of Sweden
SEK	4,205,000	4.000% 12/01/09	552,478
	6,830,000	5.500% 10/08/12	974,274
EUR	1,820,000	Netherlands Government Bond 3.250% 07/15/15	2,115,905

See Accompanying Notes to Financial Statements.

35

Columbia Total Return Bond Fund

Investment portfolio (continued)  March 31, 2006

Par			Value
		Foreign government obligations — (continued)
AUD	445,000	New South Wales Treasury Corp. 8.000% 03/01/08	$332,700
		Province of Ontario
JPY	415,000,000	1.875% 01/25/10	3,617,118
CAD	650,000	5.000% 03/08/14	575,452
	650,000	Province of Quebec 6.000% 10/01/12	603,949
EUR	500,000	Republic of Bulgaria 7.500% 01/15/13	728,806
EUR	280,000	Republic of Colombia 11.375% 01/31/08	381,733
	725,000	Republic of Finland 5.375% 07/04/13	971,058
		Republic of France
	1,865,000	3.000% 10/25/15	2,117,638
	1,740,000	4.000% 10/25/09	2,145,863
	1,400,000	4.000% 04/25/14	1,726,400
	2,055,000	4.750% 10/25/12	2,644,912
	2,070,000	Republic of Ireland 5.000% 04/18/13	2,711,749
		Republic of Italy
JPY	330,000,000	0.375% 10/10/06	2,808,081
EUR	1,975,000	4.250% 11/01/09	2,451,598
	1,635,000	4.250% 02/01/15	2,029,607
PLN	4,035,000	Republic of Poland 5.750% 03/24/10	1,290,318
		Republic of South Africa
EUR	600,000	5.250% 05/16/13	765,210
ZAR	1,350,000	13.000% 08/31/10	265,073
		United Kingdom Treasury
GBP	860,000	4.750% 06/07/10	1,511,101
	1,810,000	5.000% 09/07/14	3,271,738
	395,000	8.000% 06/07/21	960,990
		United Mexican States
USD	3,056,000	6.375% 01/16/13	3,132,400
	7,841,000	7.500% 04/08/33	8,742,715
	6,750,000	8.375% 01/14/11	7,465,500
AUD	625,000	Western Australia Treasury Corp. 8.000% 06/15/13	508,099
			97,328,048
		U.S. Government agencies — 3.9%
		Federal Home Loan Bank
USD	350,000	3.000% 05/15/06	349,169
	2,300,000	3.625% 11/14/08	2,219,491
	2,500,000	3.875% 06/14/13	2,305,033
	3,455,000	4.375% 09/11/09	3,368,521
		Federal Home Loan Mortgage Corp.
	1,190,000	3.500% 04/01/08	1,154,764
	3,970,000	4.125% 04/02/07	3,931,312
	6,155,000	4.750% 11/17/15	5,947,373
EUR	1,620,000	5.125% 01/15/12	2,097,979

Par			Value
		U.S. Government agencies — (continued)
USD	10,360,000	6.000% 06/15/11	$10,754,353
	2,415,000	6.625% 09/15/09	2,527,158
	2,000,000	6.750% 03/15/31	2,392,182
		Federal National Mortgage Association
JPY	560,000,000	2.125% 10/09/07	4,868,108
USD	9,280,000	3.250% 02/15/09	8,823,962
	7,000,000	4.125% 04/15/14	6,524,119
	20,000,000	4.375% 07/17/13	18,953,860
	2,567,000	7.250% 05/15/30	3,223,246
			79,440,630
		U.S. Government obligations — 9.4%
	15,000,000	U.S. Treasury Bond 7.250% 05/15/16	17,739,840
		U.S. Treasury Bonds
	19,100,000	4.000% 02/15/15	17,899,527
	8,500,000	5.375% 02/15/31	8,947,576
	23,750,000	6.250% 08/15/23	26,935,849
	14,000,000	6.250% 05/15/30	16,361,408
	12,185,208	U.S. Treasury Inflation Index Notes 3.875% 01/15/09	12,757,340
		U.S. Treasury Notes
	6,229,560	1.625% 01/15/15	5,878,904
	895,000	2.875% 11/30/06	883,463
	13,900,000	3.000% 11/15/07	13,501,459
	20,000,000	3.625% 01/15/10(f)	19,173,440
	800,000	4.250% 11/15/13	768,375
	1,725,000	4.375% 11/15/08	1,705,325
	16,000,000	4.500% 11/15/15	15,526,256
		U.S. Treasury STRIPS
	20,650,000	(g)11/15/13 P.O.	14,239,558
	50,000,000	(g)05/15/23 P.O.	20,940,250
			193,258,570
		Total government & agency obligations (Cost of $378,372,536)	370,027,248
		Asset-backed securities — 13.4%
	3,629,854	ACE Securities Corp. 4.978% 09/25/35(b)	3,632,119
		Aegis Asset Backed Securities Trust
	2,580,569	4.918% 06/25/35(b)	2,581,103
	4,600,000	5.158% 03/25/31(b)	4,607,418
	7,700,000	Arizona Educational Loan Marketing Corp. 4.920% 12/01/13(b)	7,700,000
	4,250,000	Bank One Issuance Trust 4.979% 02/17/09(b)	4,251,201
		Bear Stearns Asset Backed Security, Inc.
	1,266,256	4.928% 02/25/35(b)	1,266,373

See Accompanying Notes to Financial Statements.

36

Columbia Total Return Bond Fund

Investment portfolio (continued)  March 31, 2006

Par		Value
	Asset-backed securities — (continued)
$2,042,332	4.928% 05/25/35(b)	$2,042,643
4,803,779	5.168% 03/25/35(b)	4,806,408
848,675	5.318% 08/25/34(b)	851,941
167,547	Bombardier Capital Mortgage Securitization Corp. 6.230% 04/15/28	166,250
537,139	Capital Auto Receivables Asset Trust 5.029% 01/15/09(b)	537,161
1,981,779	Carrington Mortgage Loan Trust 4.948% 05/25/35(b)	1,981,981
	Chase Manhattan Auto Owner Trust
917,072	2.040% 12/15/09	894,645
705,846	2.260% 11/15/07	702,190
1,023,849	2.780% 06/15/10	1,002,776
2,000,316	Citigroup Mortgage Loan Trust, Inc. 4.908% 05/25/35(b)	2,000,500
	Contimortgage Home Equity Trust
301,291	6.880% 01/15/28	300,700
	(c)12/25/29
736,513	(8.180% 04/25/06)	734,226
	Countrywide Asset-Backed Certificates
3,565,234	4.908% 07/25/35(b)	3,566,408
995,005	4.908% 08/25/35(b)	995,008
4,640,898	4.938% 08/25/35(b)	4,641,955
6,339,550	4.948% 10/25/35(b)	6,343,039
4,061,941	4.978% 08/25/35(a)(b)	4,063,556
318,247	Federal National Mortgage Association Whole Loan 7.800% 06/25/26	330,496
1,480,137	First Alliance Mortgage Loan Trust 7.625% 07/25/25	1,474,781
275,880	First Plus Home Loan Trust (c)05/10/24 (7.720% 04/10/06)	276,224
	Ford Credit Auto Owner Trust
5,000,000	3.160% 08/15/07	4,959,760
9,269	4.799% 01/15/07(b)	9,269
2,032,187	GMAC Mortgage Corp. Loan Trust 5.048% 12/25/20(b)	2,033,150
3,500,000	Gracechurch Card Funding PLC 4.939% 02/17/09(b)	3,503,920
4,024,358	Green Tree Mortgage Loan Trust 4.968% 12/25/32(a)(b)	4,025,686
	GSAMP Trust
2,839,890	4.958% 11/25/35(b)	2,841,456
1,454,072	4.988% 11/25/34(b)	1,454,590

Par		Value
	Asset-backed securities — (continued)
	Harley-Davidson Motorcycle Trust
$303,840	1.890% 02/15/11	$296,813
1,184,436	2.180% 01/15/09	1,173,103
1,748,209	2.960% 02/15/12	1,696,172
3,117,717	Home Equity Asset Trust 4.908% 08/25/35(b)	3,118,553
713,809	Household Automotive Trust 2.310% 04/17/08	711,359
	IMC Home Equity Loan Trust
3,362,260	7.310% 11/20/28	3,355,894
656,146	7.500% 04/25/26	655,625
1,459,258	7.520% 08/20/28	1,455,359
12,958,927	Keycorp Student Loan Trust 4.933% 07/25/29(b)	13,042,850
5,000,000	Long Beach Auto Receivables Trust 4.250% 04/15/12	4,864,884
1,366,808	Long Beach Mortgage Loan Trust 4.898% 04/25/35(b)	1,366,942
	Mastr Asset Backed Securities Trust
10,336,757	4.745% 02/25/36(b)	10,343,309
9,918,228	4.968% 11/25/35(b)	9,923,009
4,373,598	Mastr Second Lien Trust 4.978% 03/25/36(b)	4,379,771
7,313,358	Money Store Home Equity Trust 4.899% 08/15/29(b)	7,310,533
	Morgan Stanley ABS Capital
1,553,254	4.898% 02/25/35(b)	1,553,444
2,546,557	4.908% 03/25/35(b)	2,547,214
1,237,242	4.998% 05/25/34(b)	1,237,582
	New Century Home Equity Loan Trust
5,737,779	4.988% 03/25/36(b)	5,746,617
	(c)07/25/29
68,068	(7.320% 04/25/06)	67,312
2,306,747	Oncor Electric Delivery Transition Bond Co. 2.260% 02/15/09	2,268,431
3,314,538	Onyx Acceptance Auto Trust 3.380% 01/15/08	3,310,604
1,000,000	Park Place Securities, Inc. 6.018% 10/25/34(b)	1,002,504
	Popular ABS Mortgage Pass-Through Trust
6,402,617	4.908% 04/25/35(b)	6,404,251
4,843,781	4.918% 07/25/35(b)	4,843,177
	Renaissance Home Equity Loan Trust
1,390,860	4.908% 08/25/35(b)	1,391,627
7,510,502	4.928% 08/25/35(b)	7,513,881
4,277,197	4.938% 05/25/35(b)	4,278,729
2,403,249	4.948% 05/25/35(b)	2,403,550

See Accompanying Notes to Financial Statements.

37

Columbia Total Return Bond Fund

Investment portfolio (continued)  March 31, 2006

Par		Value
	Asset-backed securities — (continued)
$2,325,000	Residential Asset Securities Corp. 5.868% 04/25/34(b)	$2,335,384
	SACO I, Inc.
11,100,000	4.993% 03/25/36(b)	11,100,000
13,118,286	5.018% 04/25/35(a)(b)	13,114,176
11,714,286	5.018% 07/25/36(b)	11,727,598
404,701	Salomon Brothers Mortgage Securities VII 7.150% 06/25/28	398,039
635,579	Securitized Asset Backed Receivables LLC Trust 5.068% 02/25/34(b)	639,746
	SLM Student Loan Trust
4,959,595	4.633% 01/25/13(b)	4,958,141
561,450	4.653% 10/25/12(b)	561,495
5,072,701	4.653% 04/25/14(b)	5,075,623
8,770,608	4.733% 04/25/17(b)	8,782,886
6,409,151	4.783% 01/25/12(b)	6,424,331
	Structured Asset Investment Loan Trust
1,341,987	4.938% 03/25/35(b)	1,342,209
6,800,000	5.518% 08/25/33(b)	6,832,790
9,585,000	Volkswagen Auto Lease Trust 3.940% 10/20/10	9,427,447
1,938,494	WFS Financial Owner Trust 2.340% 08/22/11	1,897,369
	Total Asset-Backed Securities (Cost of $273,899,494)	273,459,266
	Collateralized mortgage obligations — 9.9%
	Agency — 5.6%
	Federal Home Loan Mortgage Corp.
6,775,000	4.000% 09/15/15	6,535,632
10,000,000	4.000% 11/15/16	9,436,051
7,850,000	4.000% 10/15/18	7,082,662
7,720,000	4.000% 10/15/26	7,491,619
15,130,000	4.500% 02/15/15	14,858,601
12,092,000	4.500% 03/15/18	11,629,856
3,166,000	4.500% 10/15/18	3,103,106
2,830,000	4.500% 02/15/27	2,739,857
2,960,000	4.500% 08/15/28	2,826,874
2,547,991	6.000% 06/15/31	2,565,336
510,000	6.500% 10/15/23	523,939
183,334	6.500% 11/15/30	183,481
	Federal National Mortgage Association
2,050,000	4.500% 11/25/14	1,999,130
8,781,320	5.500% 08/25/17	8,688,412
9,882,839	5.500% 10/15/25	9,872,933
15,000,000	5.500% 06/15/34	14,443,180
8,178,200	6.000% 04/25/17	8,297,573

Par		Value
	Agency — (continued)
$2,090,000	Government National Mortgage Association 4.500% 04/16/28	$2,028,373
		114,306,615
	Non-agency — 4.3%
	Bear Stearns Alt-A Trust
6,278,514	5.098% 01/25/35(b)	6,301,559
3,257,396	5.168% 10/25/33(b)	3,397,546
3,252,948	Bear Stearns Asset Backed Securities, Inc. (c)01/25/34 (5.000% 04/25/06)	3,200,343
	Countrywide Alternative Loan Trust
2,633,207	5.218% 03/25/34(b)	2,640,828
8,342,379	5.250% 08/25/35	8,252,202
	Countrywide Home Loan Mortgage Pass Through Trust
3,431,909	4.595% 12/19/33(b)	3,267,266
7,898,000	5.000% 02/25/33	7,790,274
	IMPAC CMB Trust
6,877,202	5.078% 04/25/35(b)	6,899,989
3,969,292	5.308% 10/25/34(b)	3,976,544
15,128,546	JPMorgan Mortgage Trust 5.000% 09/25/20	14,789,252
4,954,589	Sequoia Mortgage Trust 5.656% 07/20/34(b)	4,836,580
11,224,967	Specialty Underwriting & Residential Finance 4.908% 03/25/36(b)	11,229,280
3,177,718	Structured Asset Securities Corp. 5.500% 07/25/33	3,089,913
8,862,615	Wamu Alternative Mortgage Pass-Through Certificates 5.500% 07/25/35	8,748,515
		88,420,091
	Total collateralized mortgage obligations (Cost of $206,984,009)	202,726,706
	Commercial mortgage- backed securities — 2.1%
9,165,000	Bear Stearns Commercial Mortgage Securities 5.626% 03/11/39(b)	9,059,749
39,940,832	GMAC Commercial Mortgage Securities, Inc. 1.459% 07/15/29 I.O.(b)(h)	1,210,686
1,200,000	Greenwich Capital Commercial Funding Corp. 4.533% 01/05/36	1,152,281

See Accompanying Notes to Financial Statements.

38

Columbia Total Return Bond Fund

Investment portfolio (continued)  March 31, 2006

Par		Value
	Commercial mortgage- backed securities — (continued)
	LB-UBS Commercial Mortgage Trust
$10,080,000	5.084% 02/15/31	$9,932,741
10,000,000	5.103% 11/15/30	9,859,770
72,161,757	Merrill Lynch Mortgage Investors, Inc. 1.209% 12/15/30 I.O.(b)(h)	1,860,402
6,320,000	Merrill Lynch Mortgage Trust 5.245% 11/12/37(b)	6,164,225
3,120,000	Nationslink Funding Corp. 6.888% 11/10/30	3,162,526
	Total commercial mortgage- backed securities (Cost of $44,359,614)	42,402,380
	Convertible bond — 0.0%
	Communications — 0.0%
	Telecommunication services — 0.0%
560,000	Nortel Networks Corp. 4.250% 09/01/08	528,500
	Total convertible bond (Cost of $529,923)	528,500
	Short-term obligations — 5.9%
	Repurchase agreement — 3.2%
65,850,000	Repurchase agreement with State Street Bank & Trust Co., dated 03/31/06, due 04/03/06 at 4.670%, collateralized by U.S. Government Agencies with various maturities to 12/28/07, market value of $67,170,625 (repurchase proceeds $65,875,627)	65,850,000
	U.S. government agencies & obligations — 2.7%
25,000,000	Federal Home Loan Bank 4.470% 04/17/06	24,948,889
30,000,000	Federal National Mortgage Association 4.470% 04/17/06	29,940,400
		54,889,289
	Total short-term obligations (Cost of $120,739,289)	120,739,289

		Value
Total investments (Cost of $2,413,836,820)(i)	116.5%	$2,382,691,054
Other assets and liabilities, net	(16.5)%	(336,732,054)
Net assets	100.0%	$2,045,959,000

Notes to Investment Portfolio:

(a) Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2006, these securities, which are not illiquid, amounted to $94,275,253, which represents 4.6% of net assets.

(b) The interest rate shown on floating rate or variable rate securities reflects the rate at March 31, 2006.

(c) Step bond. Shown parenthetically is the next interest rate to be paid and the date the Fund will begin accruing at this rate.

(d) Payment-in-kind securities.

(e) Security, or a portion thereof, purchased on a delayed delivery basis.

(f) Security pledged as collateral for open futures contracts.

(g) Zero coupon bond.

(h) Accrued interest accumulates in the value of this security and is payable at redemption.

(i) Cost for federal income tax purposes is $2,414,658,698.

At March 31, 2006, the Fund held the following open long futures contracts:

Type	Contracts	Value	Aggregate Face Value	Expiration Date	Unrealized Depreciation
10-Year U.S. Treasury Notes	181	$19,256,703	$19,487,783	Jun-2006	$(231,080)
5-Year U.S. Treasury Notes	70	7,310,625	7,348,587	Jun-2006	(37,962)
2-Year U.S. Treasury Notes	95	19,366,641	19,399,606	Jun-2006	(32,965)
U.S. Treasury Bonds	36	3,929,625	4,050,961	Jun-2006	(121,336)
					$(423,343)

See Accompanying Notes to Financial Statements.

39

Columbia Total Return Bond Fund

Investment portfolio (continued)  March 31, 2006

At March 31, 2006, the following forward foreign currency contracts were outstanding:

Description	Local currency	Value of contract when opened (local currency)	Value of contract when opened (US dollars)	Market value of contract (US dollars)	Unrealized appreciation
Contracts to Buy
Expiring April 03, 2006	AUD	690,000	$492,591	$493,943	$1,352
Total net unrealized appreciation					$1,352
Description	Local currency	Value of contract when opened (local currency)	Value of contract when opened (US dollars)	Market value of contract (US dollars)	Unrealized appreciation/ depreciation
Contracts to Sell
Expiring April 03, 2006	AUD	690,000	$508,530	$493,943	$14,587
Expiring May 03, 2006	AUD	690,000	492,281	493,667	(1,386)
Expiring April 21, 2006	CAD	1,000,000	857,971	856,788	1,183
Expiring April 24, 2006	EUR	497,000	601,609	603,160	(1,551)
Expiring April 28, 2006	EUR	445,000	535,428	540,182	(4,754)
Expiring April 10, 2006	GBP	150,000	260,448	260,635	(187)
Expiring April 28, 2006	GBP	500,000	865,218	868,850	(3,632)
Expiring April 28, 2006	NOK	4,400,000	663,750	672,483	(8,733)
Net unrealized appreciation/depreciation					$(4,473)
Total net unrealized depreciation					$(3,121)

See Accompanying Notes to Financial Statements.

40

Columbia Total Return Bond Fund

Investment portfolio (continued)  March 31, 2006

At March 31, 2006, the fund held the following sectors:

Sector	% of Net Assets (unaudited)
Corporate fixed-income bonds & notes	35.2%
Mortgage-backed securities	31.9
Government & agency obligations	18.1
Asset-backed securities	13.4
Collateralized mortgage obligations	9.9
Commercial mortgage-backed obligations	2.1
Convertible bond	0.0 *
Short-term obligations	5.9
Other assets & liabilities, net	(16.5)
100.0%

*  Represents less than 0.01%.

Acronym	Name
AUD	Australian Dollar

CAD	Canadian Dollar

EUR	Euro Currency

GBP	Great Britain Pound

JPY	Japanese Yen

I.O.	Interest Only

NOK	Norwegian Krone

NZD	New Zealand Dollar

PLN	Polish Zloty

P.O.	Principal Only

SEK	Swedish Krona

STRIPS	Separate Trading of Registered Interest and Principal of Securities

TBA	To Be Announced

USD	United States Dollar

ZAR	South African Rand

See Accompanying Notes to Financial Statements.

41

Columbia Short Term Bond Fund

Investment portfolio  March 31, 2006

Par		Value
	Corporate fixed-income bonds & notes — 34.2%
	Basic materials — 0.3%
	Forest products & paper — 0.3%
$3,560,000	MeadWestvaco Corp. 6.850% 04/01/12	$3,669,096
	Communications — 3.7%
	Media — 0.7%
1,875,000	Jones Intercable, Inc. 7.625% 04/15/08	1,943,217
	Time Warner, Inc.
2,460,000	6.125% 04/15/06	2,460,447
4,641,000	8.110% 08/15/06	4,683,518
		9,087,182
	Telecommunication services — 3.0%
10,000,000	AT&T, Inc. 5.750% 05/02/06	10,002,948
5,450,000	Deutsche Telekom International Finance BV 8.000% 06/15/10	5,934,633
5,970,000	New Cingular Wireless Services, Inc. 7.500% 05/01/07	6,101,789
3,750,000	Sprint Capital Corp. 6.375% 05/01/09	3,849,040
	Verizon Global Funding Corp.
6,000,000	7.250% 12/01/10	6,365,204
600,000	7.600% 03/15/07	611,824
5,100,000	Vodafone Group PLC 7.750% 02/15/10	5,468,389
		38,333,827
		47,421,009
	Consumer cyclical — 2.2%
	Auto manufacturers — 0.3%
3,950,000	DaimlerChrysler NA Holding Corp. 4.750% 01/15/08	3,893,726
	Home builders — 0.2%
2,000,000	KB Home 9.500% 02/15/11	2,092,500
	Lodging — 0.1%
1,500,000	MGM Mirage 7.250% 10/15/06	1,507,500
	Retail — 1.6%
5,000,000	Home Depot, Inc. 5.375% 04/01/06	4,999,209
1,135,000	Lowe's Companies, Inc. 8.250% 06/01/10	1,258,345
6,000,000	Target Corp. 5.950% 05/15/06	6,006,530

Par		Value
	Retail — (continued)
$8,485,000	Wal-Mart Stores, Inc. 4.000% 01/15/10	$8,105,982
		20,370,066
		27,863,792
	Consumer non-cyclical — 4.9%
	Beverages — 1.5%
10,300,000	Bottling Group LLC 2.450% 10/16/06	10,152,447
1,275,000	Coca-Cola Enterprises, Inc. 5.750% 11/01/08	1,289,540
2,000,000	Constellation Brands, Inc. 8.625% 08/01/06	2,020,000
5,000,000	Diageo Capital PLC 3.500% 11/19/07	4,865,539
		18,327,526
	Cosmetics/personal care — 0.5%
6,675,000	Procter & Gamble Co. 4.750% 06/15/07	6,648,681
	Food — 1.2%
	General Mills, Inc.
1,800,000	2.625% 10/24/06	1,773,705
5,710,000	5.125% 02/15/07	5,693,883
	Kroger Co.
1,585,000	7.650% 04/15/07	1,619,067
2,860,000	7.800% 08/15/07	2,946,042
	Safeway, Inc.
3,725,000	4.950% 08/16/10	3,609,923
		15,642,620
	Healthcare products — 0.6%
7,500,000	Baxter FinCo BV 4.750% 10/15/10(a)	7,248,308
	Healthcare services — 0.7%
5,415,000	UnitedHealth Group, Inc. 3.375% 08/15/07	5,281,100
3,000,000	WellPoint, Inc. 6.375% 06/15/06	3,006,830
		8,287,930
	Household products/wares — 0.2%
2,550,000	Fortune Brands, Inc. 5.125% 01/15/11	2,496,582
	Pharmaceuticals — 0.2%
3,000,000	GlaxoSmithKline Capital PLC 2.375% 04/16/07	2,917,499
		61,569,146
	Energy — 1.7%
	Oil & gas — 1.7%
7,850,000	ChevronTexaco Capital Co. 3.500% 09/17/07	7,670,203

See Accompanying Notes to Financial Statements.

42

Columbia Short Term Bond Fund

Investment portfolio (continued)  March 31, 2006

Par		Value
	Oil & gas — (continued)
$5,825,000	Devon Energy Corp. 2.750% 08/01/06	$5,776,746
1,725,000	Marathon Oil Corp. 5.375% 06/01/07	1,726,336
5,550,000	USX Corp. 6.850% 03/01/08	5,695,700
		20,868,985
	Financials — 16.1%
	Banks — 3.9%
9,500,000	Bank One N.A. 5.500% 03/26/07	9,491,810
7,266,000	Fifth Third Bank 2.700% 01/30/07	7,125,713
5,000,000	Marshall & Ilsley Corp. 5.750% 09/01/06	5,007,407
5,000,000	US Bancorp 3.125% 03/15/08	4,807,846
10,000,000	Wachovia Corp. 3.625% 02/17/09	9,580,396
13,000,000	Wells Fargo & Co. 4.920% 03/10/08(b)	13,003,880
		49,017,052
	Diversified financial services — 9.9%
2,500,000	American Express Credit Corp. 3.000% 05/16/08	2,389,308
	American General Finance Corp.
3,000,000	3.000% 11/15/06	2,959,643
6,125,000	5.875% 07/14/06	6,139,172
	Bear Stearns Companies, Inc.
5,000,000	4.500% 10/28/10	4,816,249
1,100,000	6.500% 05/01/06	1,101,161
3,800,000	Capital One Bank 4.875% 05/15/08	3,767,318
	Caterpillar Financial Services Corp.
1,850,000	3.625% 11/15/07	1,802,441
8,000,000	5.950% 05/01/06	8,005,167
4,000,000	CIT Group, Inc. 5.500% 11/30/07	4,008,548
10,000,000	Citigroup, Inc. 5.500% 08/09/06	10,013,376
	Countrywide Home Loans, Inc.
500,000	2.875% 02/15/07	489,468
7,000,000	4.125% 09/15/09	6,695,543
5,480,000	Credit Suisse First Boston USA, Inc. 4.875% 08/15/10	5,365,247
5,865,000	Ford Motor Credit Co. 7.375% 10/28/09	5,456,992
7,000,000	General Electric Capital Corp. 4.875% 10/21/10	6,859,276
5,280,000	Goldman Sachs Group, Inc. 5.000% 01/15/11	5,181,057
5,725,000	HSBC Finance Corp. 6.400% 06/17/08	5,850,228
2,500,000	JPMorgan Chase & Co. 3.800% 10/02/09	2,382,776

Par		Value
	Diversified financial services — (continued)
$7,825,000	Lehman Brothers Holdings, Inc. 5.000% 01/14/11	$7,690,921
8,000,000	Merrill Lynch & Co., Inc. 4.125% 01/15/09	7,770,001
9,400,000	Morgan Stanley 3.875% 01/15/09	9,060,380
1,525,000	Pitney Bowes Credit Corp. 5.750% 08/15/08	1,540,326
12,000,000	USA Education, Inc. 5.625% 04/10/07	12,041,077
4,000,000	Wells Fargo Financial, Inc. 4.875% 06/12/07	3,990,016
		125,375,691
	Insurance — 0.4%
2,450,000	Allstate Financial Global Funding II 2.625% 10/22/06(a)	2,411,893
2,010,000	Genworth Financial, Inc. 4.750% 06/15/09	1,970,933
699,000	Hartford Financial Services Group, Inc. 2.375% 06/01/06	696,052
		5,078,878
	Real estate — 0.5%
6,315,000	Security Capital Group, Inc. 7.150% 06/15/07	6,460,438
	Real estate investment trusts — 0.3%
3,420,000	American Health Properties 7.500% 01/15/07	3,469,743
	Savings & loans — 1.1%
8,855,000	Washington Mutual, Inc. 4.200% 01/15/10	8,475,534
5,750,000	World Savings Bank 4.125% 03/10/08	5,636,814
		14,112,348
		203,514,150
	Industrials — 2.4%
	Aerospace & defense — 0.8%
1,820,000	Boeing Co. 8.100% 11/15/06	1,852,506
8,475,000	United Technologies Corp. 4.875% 11/01/06	8,458,112
		10,310,618
	Environmental control — 0.4%
1,430,000	USA Waste Services, Inc. 7.125% 10/01/07	1,464,246
3,000,000	Waste Management, Inc. 7.375% 08/01/10	3,202,902
		4,667,148

See Accompanying Notes to Financial Statements.

43

Columbia Short Term Bond Fund

Investment portfolio (continued)  March 31, 2006

Par		Value
	Machinery — 0.4%
$5,855,000	John Deere Capital Corp. 4.625% 04/15/09	$5,734,784
	Transportation — 0.8%
910,000	Canadian National Railway Co. 6.450% 07/15/06(b)	912,875
3,450,000	CSX Corp. 6.750% 03/15/11	3,619,319
5,325,000	Union Pacific Corp. 3.875% 02/15/09	5,108,252
		9,640,446
		30,352,996
	Technology — 0.6%
	Computers — 0.6%
	International Business Machines Corp.
2,700,000	2.375% 11/01/06	2,657,250
5,000,000	4.875% 10/01/06	4,990,664
		7,647,914
	Utilities — 2.3%
	Electric — 1.5%
4,740,000	American Electric Power Co., Inc. 5.375% 03/15/10	4,696,139
5,350,000	Exelon Generation Co. LLC 6.950% 06/15/11	5,661,468
6,900,000	Scottish Power PLC 4.910% 03/15/10	6,747,893
1,400,000	Virginia Electric & Power Co. 5.375% 02/01/07	1,399,081
		18,504,581
	Gas — 0.8%
6,525,000	Kinder Morgan Energy Partners LP 6.750% 03/15/11	6,808,091
3,810,000	Sempra Energy 4.750% 05/15/09	3,734,600
		10,542,691
		29,047,272
	Total corporate fixed-income bonds & notes (Cost of $441,233,688)	431,954,360
	Asset-backed securities — 22.5%
6,159,072	Aames Mortgage Investment Trust 5.158% 01/25/35(b)	6,169,074
61,536	ABFS Mortgage Loan Trust (c)12/15/33 (4.428% 04/15/06)	59,954
4,051,790	American Express Credit Account Master Trust 1.690% 01/15/09	4,023,974
	Amresco Residential Securities Mortgage Loan Trust
49,605	5.298% 06/25/27(b)	49,616
115,554	5.298% 07/25/28(b)	115,586

Par		Value
	Asset-backed securities — (continued)
$8,225,525	Bear Stearns Asset Backed Securities, Inc. 4.928% 06/25/35(b)	$8,228,720
1,404,411	BMW Vehicle Owner Trust 2.530% 02/25/08	1,393,649
	Chase Manhattan Auto Owner Trust
4,960,673	2.080% 05/15/08	4,915,279
529,385	2.260% 11/15/07	526,642
3,953,084	2.570% 02/16/10	3,865,630
1,401,135	CIT Equipment Collateral 2.200% 03/20/08	1,381,754
	Citibank Credit Card Issuance Trust
5,000,000	2.500% 04/07/08	4,999,342
5,575,000	5.650% 06/16/08	5,581,542
	Cityscape Home Equity Loan Trust (c)07/25/28
182,440	(7.380% 04/25/06)	181,847
46,763	7.410% 05/25/28	46,615
	Countrywide Asset-Backed Certificates
816,649	4.908% 08/25/35(b)	816,652
6,068,867	4.938% 08/25/35(b)	6,070,248
18,994,919	4.998% 02/25/36(b)	19,003,887
2,365,000	Credit-Based Asset Servicing and Securitization Corp. (c)12/25/35 (4.134% 04/25/06)	2,323,259
5,000,000	Daimler Chrysler Auto Trust 2.580% 04/08/09	4,861,833
8,500,000	Discover Card Master Trust 5.750% 12/15/08	8,511,586
450,521	Educap, Inc. 5.056% 09/20/15(b)	453,580
	First Alliance Mortgage Loan Trust
157,527	6.680% 06/25/25	156,957
493,808	8.225% 09/20/27	493,637
6,962,345	First Franklin Mortgage Loan Asset Backed Certificates 5.018% 03/25/25(b)	6,966,300
78,520	First Plus Home Loan Trust (c)05/10/24 (7.720% 05/10/06)	78,618
2,317	Ford Credit Auto Owner Trust 4.799% 01/15/07(b)	2,317
1,900,000	GMAC Mortgage Corporation Loan Trust 3.970% 09/25/34(b)	1,842,446
4,024,358	Green Tree Mortgage Loan Trust 4.968% 12/25/32(a)(b)	4,025,686
	GSAA Trust
1,073,009	4.220% 08/25/34(b)	1,056,992
1,489,901	4.736% 06/25/34(b)	1,468,430
2,908,144	GSAMP Trust 4.988% 11/25/34(b)	2,909,181
1,500,667	Harley-Davidson Motorcycle Trust 3.090% 06/15/10	1,475,614

See Accompanying Notes to Financial Statements.

44

Columbia Short Term Bond Fund

Investment portfolio (continued)  March 31, 2006

Par		Value
	Asset-backed securities — (continued)
$4,000,000	Honda Auto Receivables Owner Trust 2.790% 03/16/09	$3,934,722
	IMC Home Equity Loan Trust
53,996	7.080% 08/20/28	53,837
94,349	7.310% 11/20/28	94,170
444,721	7.500% 04/25/26	444,368
524,587	7.520% 08/20/28	523,186
3,588,564	John Deere Owner Trust 2.320% 12/17/07	3,549,588
	KeyCorp Student Loan Trust
12,080,000	4.933% 10/25/25(b)	12,140,642
2,645,437	5.490% 01/27/23(a)(b)	2,662,656
8,100,000	Long Beach Auto Receivables Trust (c)07/15/10 (2.841% 04/15/06)	7,896,579
27,089,160	Mastr Asset Backed Securities Trust 4.968% 11/25/35(b)	27,102,220
5,000,000	MBNA Credit Card Master Note Trust 6.550% 12/15/08(d)	5,016,096
	Morgan Stanley ABS Capital
2,115,945	4.898% 02/25/35(b)	2,116,204
1,059,054	4.998% 05/25/34(b)	1,059,345
	Nissan Auto Receivables Owner Trust
104,055	1.510% 08/15/07	103,959
1,120,209	2.610% 07/15/08	1,106,382
	Novastar Home Equity Loan
11,319,002	4.948% 01/25/36(b)	11,325,571
3,266,556	5.208% 05/25/33(b)	3,297,971
	Residential Asset Mortgage Products, Inc.
930,000	3.981% 04/25/29	906,247
6,574,229	4.918% 03/25/35(b)	6,575,421
28,319,581	4.948% 09/25/35(b)	28,337,910
1,479,461	5.158% 03/25/33(b)	1,478,828
199,232	5.158% 09/25/33(b)	201,175
	Residential Funding Mortgage Securities II, Inc. (c)07/25/28
2,180,000	(4.760% 04/25/06)	2,049,404
76,643	5.108% 08/25/33(b)	76,777
21,076,324	SACO I, Inc. 5.018% 04/25/35(a)(b)	21,069,721
8,950,000	SLM Student Loan Trust 5.701% 01/25/13(b)	9,179,378
1,955,204	Terwin Mortgage Trust 5.288% 07/25/34(b)	1,959,360
3,921,002	Toyota Auto Receivables Owner Trust 2.200% 03/15/10	3,894,935
	WFS Financial Owner Trust
20,700,000	2.810% 08/22/11	20,158,792

Par		Value
	Asset-backed securities — (continued)
$1,895,000	3.540% 11/21/11	$1,860,774
	Total asset-backed securities (Cost of $285,810,478)	284,232,665
	Collateralized mortgage obligations — 15.3%
	Agency — 5.9%
	Federal Home Loan Mortgage Corp.
599,830	3.000% 06/15/09	597,709
28,670,000	4.000% 07/15/14	27,996,897
3,980,000	4.000% 09/15/15	3,858,600
15,460,000	4.000% 10/15/26	15,002,647
14,681,841	5.500% 11/15/21	14,668,867
1,024,920	5.500% 01/15/23 I.O.(f)	45,329
1,150,814	5.500% 05/15/27 I.O.(f)	96,069
647,181	6.000% 06/15/31	651,586
168,163	7.000% 06/15/22	167,807
5,190	8.500% 09/15/06	5,179
	Federal National Mortgage Association
1,295,000	(e)05/25/23	967,312
4,450,617	5.000% 04/25/31	4,372,972
1,234,961	5.368% 09/25/18(b)	1,230,518
1,699	8.000% 10/25/06	1,698
518,775	Government National Mortgage Association 5.000% 05/16/27	503,888
4,829,171	Small Business Administration Participation Certificates 4.880% 11/01/24	4,642,513
		74,809,591
	Non-agency — 9.4%
1,245,437	Bank of America Mortgage Securities 5.250% 02/25/18(d)	1,230,886
3,583,400	Bear Stearns Adjustable Rate Mortgage Trust 3.512% 06/25/34(b)	3,488,223
	Countrywide Alternative Loan Trust
1,070,310	5.218% 03/25/34(b)	1,073,408
10,303,024	5.250% 08/25/35	10,191,653
12,913,305	5.500% 10/25/35	12,766,333
	Countrywide Home Loan Mortgage Pass Through Trust
164,969	5.000% 01/25/18	164,231
4,985,368	5.318% 03/25/34(b)	4,989,308
31,633,617	5.500% 09/25/35	31,231,193
14,757,126	Credit Suisse Mortgage Capital Certificates 5.750% 02/25/36	14,725,714
19,684,358	CS First Boston Mortgage Securities Corp. 5.500% 09/25/35	19,531,011

See Accompanying Notes to Financial Statements.

45

Columbia Short Term Bond Fund

Investment portfolio (continued)  March 31, 2006

Par		Value
$3,457,945	GMAC Mortgage Corporation Loan Trust 5.318% 05/25/18(b)	$3,460,263
2,967	Ocwen Residential MBS Corp. 7.000% 10/25/40(a)	2,958
5,835	PNC Mortgage Securities Corp. (e)04/28/27	5,252
80,091	Residential Accredit Loans, Inc. 5.418% 07/25/32(b)	80,160
353,806	SACO I, Inc. 7.000% 08/25/36(a)	350,445
	Structured Asset Securities Corp.
388,470	5.500% 05/25/33	378,614
277,752	5.500% 07/25/33	270,077
2,698,627	5.750% 04/25/33	2,638,405
4,060,000	Washington Mutual Mortgage Securities Corp. 5.500% 10/25/35	4,020,076
	Wells Fargo Mortgage Backed Securities
3,025,554	4.500% 08/25/18	2,935,909
4,433,898	5.250% 08/25/33	4,408,983
		117,943,102
	Total collateralized mortgage obligations (Cost of $196,585,711)	192,752,693
	Mortgage-backed securities — 12.2%
	Federal Home Loan Mortgage Corp.
4,970,787	4.000% 05/01/11	4,807,157
23,002,481	4.000% 06/01/11	22,241,939
17,440,436	4.500% 10/01/14	16,754,666
3,739,775	4.500% 11/01/20	3,570,559
14,117,926	4.500% 03/01/21	13,478,550
4,270,615	5.000% 09/01/19	4,166,049
4,002,045	5.000% 04/01/20	3,901,547
4,619,301	5.000% 07/01/20	4,503,303
2,968,180	5.000% 08/01/20	2,893,644
200,610	5.500% 05/01/17	199,447
756,217	5.500% 09/01/17	751,832
3,640,567	5.500% 12/01/17	3,619,460
17,018	5.500% 01/01/19	16,908
649,837	5.500% 07/01/19	645,632
17,113,256	5.500% 02/01/21	17,000,789
28,936	6.000% 10/01/06	29,017
106,631	6.000% 03/01/17	107,934
109,338	6.000% 04/01/17	110,673
290,865	6.000% 08/01/17	294,418
195	7.000% 05/01/19	195
176,277	7.500% 09/01/15	184,002
104,371	8.500% 07/01/30	112,307
	Federal National Mortgage Association
3,949,182	4.500% 11/01/14	3,809,073
850,461	5.000% 08/01/19	829,881
13,034,697	5.000% 11/01/19	12,719,271
1,636,841	5.000% 03/01/20	1,596,474
12,695,847	5.000% 04/01/20	12,382,742
8,808,082	5.000% 05/01/20	8,590,857

Par		Value
	Mortgage-backed securities — (continued)
$702,857	5.000% 06/01/20	$685,523
6,527,331	5.000% 08/01/20	6,366,353
223,494	6.000% 03/01/09	223,385
54,128	6.000% 05/01/09	54,101
120,804	6.000% 01/01/14	122,423
648,237	6.000% 02/01/17	657,253
272,114	6.000% 05/01/17	275,899
53,785	6.500% 03/01/12	54,884
20,440	6.500% 07/01/32	20,898
19,908	7.500% 11/01/09	19,972
104,398	7.500% 08/01/15	109,229
136,249	8.000% 05/01/15	144,862
39,268	8.000% 08/01/30	41,894
55,722	8.000% 05/01/31	59,447
65,502	8.000% 07/01/31	69,883
523,612	9.000% 04/01/16	545,337
	Government National Mortgage Association
3,127,433	4.375% 04/20/22(b)	3,127,674
946,064	4.375% 06/20/29(b)	949,306
97,162	6.500% 09/15/13	99,685
5,327	6.500% 03/15/32	5,524
520,954	6.500% 11/15/33	540,132
106,055	7.000% 11/15/13	109,706
106,925	7.000% 04/15/29	111,532
4,824	7.000% 08/15/29	5,032
504,575	Small Business Administration 2.375% 06/25/22(b)	505,046
	Total mortgage-backed securities (Cost of $158,558,624)	154,223,306
	Government & agency obligations — 9.6%
	Foreign government obligations — 1.6%
1,000,000	Government of Canada 6.750% 08/28/06	1,007,480
437,500	Morocco Government AID Bond 5.094% 05/01/23(b)	436,354
3,500,000	Province of Ontario 3.500% 09/17/07	3,425,551
5,000,000	Province of Quebec 7.000% 01/30/07	5,073,142
5,000,000	Swedish Export Credit 2.875% 01/26/07	4,906,832
6,000,000	United Mexican States 4.625% 10/08/08	5,871,000
		20,720,359
	U.S. government agencies — 2.4%
20,400,000	Federal Home Loan Bank System 4.500% 05/11/07	20,261,749
9,525,000	Federal National Mortgage Association 6.625% 09/15/09	9,964,303
		30,226,052

See Accompanying Notes to Financial Statements.

46

Columbia Short Term Bond Fund

Investment portfolio (continued)  March 31, 2006

Par		Value
	U.S. government obligations — 5.6%
$39,493,130	U.S. Treasury Inflation Index Notes 3.875% 01/15/09	$41,347,450
30,000,000	U.S. Treasury Notes 2.875% 11/30/06	29,613,270
		70,960,720
	Total government & agency obligations (Cost of $123,630,173)	121,907,131
	Commercial mortgage-backed securities — 3.5%
1,820,000	Citigroup Commercial Mortgage Trust 4.733% 10/15/41	1,720,753
21,618,250	CS First Boston Mortgage Securities Corp. 6.480% 05/17/40	21,968,681
11,715,589	LB-UBS Commercial Mortgage Trust 5.642% 12/15/25	11,715,132
14,197,768	Merrill Lynch Mortgage Investors, Inc., I.O., 1.029% 12/15/30(b)(f)	366,033
2,630,000	Nationslink Funding Corp. 6.888% 11/10/30	2,665,847
2,466,908	PNC Mortgage Acceptance Corp. 5.910% 03/12/34	2,476,233
3,804,585	Prudential Securities Secured Financing Corp. 6.480% 11/01/31	3,854,349
	Total commercial mortgage- backed securities (Cost of $46,489,814)	44,767,028
	Short-term obligation — 3.2%
40,373,000	Repurchase agreement with State Street Bank & Trust Co., dated 03/31/06, due 04/03/06 at 4.670%, collateralized by a U.S. Government Agency Obligation maturing 04/15/07, market value of $41,184,500 (repurchase proceeds $40,388,712)	40,373,000
	Total short-term obligation (Cost of $40,373,000)	40,373,000

Total investments (Cost of $1,292,681,488)(g)	100.5%	1,270,210,183
Other assets & liabilities, net	(0.5)%	(5,779,433)
Net assets	100.0%	$1,264,430,750

Notes to Investment Portfolio:

(a)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2006, these securities, which are not illiquid, amounted to $37,771,667, which represents 3.0% of net assets.

(b)  The interest rate shown on floating rate or variable rate securities reflects the rate at March 31, 2006.

(c)  Step bond. Shown parenthetically is the next interest rate to be paid and the date the Fund will begin accruing at this rate.

(d)  Investments in affiliates during the year ended March 31, 2006:

Security name:	MBNA Credit Card Master Note Trust, 6.550% 12/15/08
(MBNA became and affiliate of the Fund on January 1, 2006.)
Par as of 01/31/06:	$5,000,000
Par purchases:	$—
Par sold:	$—
Par as of 03/31/06:	$5,000,000
Net realized gain/loss:	$—
Interest income earned from 01/01/06:	$81,875
Value at end of period:	$5,016,096

Investments in affiliates during the year ended March 31, 2006:

Security name:	Bank of America Mortgage Securities, 5.250% 02/25/18
Par as of 03/31/05:	$—
Par purchased:	$1,499,444
Par sold:	$254,007
Par as of 03/31/06:	$1,245,437
Net realized gain/loss:	$(3,999)
Interest income earned:	$41,985
Value at end of period:	$1,230,886

(e)  Zero coupon bond.

(f)  Accrued interest accumulates in the value of this security and is payable at redemption.

(g)  Cost for federal income tax purposes is $1,292,624,216.

At March 31, 2006, the fund held the following sectors:

Sector	% of Net Assets
Corporate fixed-income bonds & notes	34.2%
Asset-backed securities	22.5
Collateralized mortgage obligations	15.3
Mortgage-backed securities	12.2
Government & agency obligations	9.6
Commercial mortgage-backed securities	3.5
Short-term obligation	3.2
Other assets & liabilities, net	(0.5)
100.0%

Acronym	Name
I.O.	Interest Only

See Accompanying Notes to Financial Statements.

47

Columbia Funds

Columbia Intermediate Core Bond Fund

Investment portfolio  March 31, 2006

		Value
Investment companies — 100.1%
Investment in Columbia Funds Master Investment Trust, Columbia Intermediate Core Bond Master Portfolio*		$828,536,135
Total investments	100.1%	828,536,135
Total other assets and liabilities (net)	(0.1)%	(1,081,449)
Net assets	100.0%	$827,454,686

*  The financial statements of the Intermediate Core Bond Master Portfolio, including its investment portfolio, are included elsewhere within this report and should be read in conjunction with Intermediate Core Bond Fund's financial statements.

Columbia Intermediate Core Bond Fund invests only in Columbia Intermediate Core Bond Master Portfolio. At March 31, 2006, Columbia Intermediate Core Bond Fund owned 98.2% of Columbia Intermediate Core Bond Master Portfolio. Columbia Intermediate Core Bond Master Portfolio was invested in the following sectors at March 31, 2006:

Sector	% of Net Assets (unaudited)
Corporate fixed-income bonds & notes	40.5%
Government & agency obligations	26.7
Collateralized mortgage obligations	11.0
Mortgage-backed securities	8.9
Asset-backed securities	7.8
Commercial mortgage-backed securities	3.9
Short-term obligations	4.3
Other assets & liabilities, net	(3.1)
100.0%

See Accompanying Notes to Financial Statements.

48

Columbia Funds

Columbia High Income Fund

Investment portfolio  March 31, 2006

		Value
Investment companies — 100.1%
Investment in Columbia Funds Master Investment Trust, Columbia High Income Master Portfolio*		$933,156,865
Total investments	100.1%	933,156,865
Total other assets and liabilities (net)	(0.1)%	(743,773)
Net assets	100.0%	$932,413,092

*  The financial statements of the High Income Master Portfolio, including its investment portfolio, are included elsewhere within this report and should be read in conjunction with High Income Fund's financial statements.

Columbia High Income Fund invests only in Columbia High Income Master Portfolio. At March 31, 2006, Columbia High Income Fund owned 96.7% of Columbia High Income Master Portfolio. Columbia High Income Master Portfolio was invested in the following sectors at March 31, 2006:

Sector	% of Net Assets (unaudited)
Corporate fixed income bonds & notes	78.6%
Convertible bonds	4.6
Government & agency obligations	3.1
Preferred stocks	1.8
Common stocks	1.0
Warrants	0.1
Short-term obligation	6.5
Other assets & liabilities, net	4.3
100.0%

See Accompanying Notes to Financial Statements.

49

Columbia Funds

Statements of assets and liabilities  March 31, 2006

	Columbia Total Return Bond Fund(a) ($)	Columbia Short Term Bond Fund(a) ($)	Columbia Intermediate Core Bond Fund(a) ($)	Columbia High Income Fund(a) ($)
Assets:
Unaffiliated investments, at cost	2,413,836,820	1,286,201,267	—	—
Affiliated investments, at cost	—	6,480,221	—	—
Investment in master, at cost	—	—	843,872,224	923,360,215
Unaffiliated investments, at value	2,382,691,054	1,263,963,201	—	—
Affiliated investments, at value	—	6,246,982	—	—
Investment in master, at value	—	—	828,536,135	933,156,865
Cash	229	199	—	—
Foreign currency (cost of $34, —, — and —, respectively)	33	—	—	—
Gross unrealized appreciation on foreign forward currency contracts	17,122	—	—	—
Receivable for:
Investments sold	915,426	—	—	—
Capital stock sold	3,978,300	717,536	1,322,464	858,435
Interest	19,453,739	9,931,908	—	—
Futures variation margin	22,234	—	—	—
Foreign tax reclaim	15,283	—	—	—
Deferred trustees compensation plan	7,107	19,949	29,120	—
Other assets	1,263	3,548	—	—
Total assets	2,407,101,790	1,280,883,323	829,887,719	934,015,300
Liabilities:
Gross unrealized depreciation on foreign forward currency contracts	20,243	—	—	—
Payable for:
Investments purchased on a delayed delivery basis	347,509,672	—	—	—
Investments purchased	4,502,081	9,728,697	—	—
Capital stock redeemed	2,029,508	2,444,761	2,052,033	1,209,518
Distributions	5,531,989	3,265,214	—	266
Investment advisory fee	625,278	331,887	—	—
Administration fee	249,683	119,679	86,217	75,986
Transfer agent fee	308,686	109,507	118,286	73,355
Pricing and bookkeeping fees	16,104	15,833	4,558	4,558
Trustees' fees	87,180	52,925	36,907	26,218
Service and distribution fees	18,356	53,804	20,604	145,868
Custody fee	36,549	10,429	100	100
Chief compliance officer expenses	3,750	3,602	2,574	2,653
Deferred trustees compensation plan	7,107	19,949	29,120	—
Other liabilities	196,604	296,286	82,634	63,686
Total liabilities	361,142,790	16,452,573	2,433,033	1,602,208
Net assets	2,045,959,000	1,264,430,750	827,454,686	932,413,092
Net assets consist of:
Paid-in capital	2,086,192,189	1,305,953,972	859,586,549	910,709,781
Undistributed (overdistributed) net investment income	(364,717)	(388,643)	461,801	1,519,664
Accumulated net realized gain (loss)	(8,297,074)	(18,663,274)	(17,257,575)	10,386,997
Unrealized appreciation (depreciation) on:
Investments	(31,145,766)	(22,471,305)	(15,369,940)	9,762,108
Foreign currency translations	832	—	—	—
Forward foreign currency exchange contracts	(3,121)	—	—	34,542
Futures contracts	(423,343)	—	33,851	—
Net assets	2,045,959,000	1,264,430,750	827,454,686	932,413,092
Class A
Net assets	35,849,236	83,675,410	46,566,126	109,029,041
Shares outstanding	3,748,247	8,586,211	5,000,520	12,233,542
Net asset value and redemption price per share(b)	9.56	9.75	9.31	8.91
Maximum sales charge	3.25%	1.00%	3.25%	4.75%
Maximum offering price per share(c)	9.88	9.85	9.62	9.35
Class B
Net assets	10,107,790	28,060,548	9,224,100	102,084,485
Shares outstanding	1,056,480	2,881,334	996,188	11,480,469
Net asset value, offering and redemption price per share(b)	9.57	9.74	9.26	8.89
Class C
Net assets	2,956,033	22,090,897	3,435,360	39,547,243
Shares outstanding	309,069	2,269,189	330,389	4,465,391
Net asset value, offering and redemption price per share(b)	9.56	9.74	10.40	8.86
Class Z
Net assets	1,997,045,941	1,130,603,895	768,229,100	681,752,323
Shares outstanding	208,624,498	116,241,972	82,842,206	75,925,122
Net asset value, offering and redemption price per share	9.57	9.73	9.27	8.98

(a) On August 22, 2005, the Fund's, Investor A, Investor B, Investor C and Primary A shares were redesignated Class A, Class B, Class C and Class Z shares, respectively.

(b) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(c) On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

50

Columbia Funds

Statements of operations

For the year ended March 31, 2006

	Columbia Total Return Bond Fund(a) ($)	Columbia Short Term Bond Fund(a) ($)	Columbia Intermediate Core Bond Fund(a) ($)	Columbia High Income Fund(a) ($)
Net investment income
Income
Interest	91,473,270	46,334,816	—	—
Interest from affiliates	—	123,860	—	—
Securities Lending	131,544	10,758	—	—
Dollar roll fee income	—	22,266	—	—
Foreign taxes withheld		—	—	—
Allocated from master portfolio:
Interest	—	—	33,296,178	77,095,399
Dividends	—	—	—	1,046,078
Securities lending	—	—	53,545	133,234
Dollar roll fee income	—	—	131,116	—
Total income	91,604,814	46,491,700	33,480,839	78,274,711
Expenses
Investment advisory fee	6,679,625	3,600,226	—	—
Administration fee	2,885,235	1,627,603	1,007,059	1,739,806
Distribution fee:
Class B	76,605	127,021	67,692	863,701
Class C	16,692	153,233	27,386	319,687
Service fee:
Class A	85,564	159,240	87,111	333,020
Class B	25,541	42,340	22,564	287,900
Class C	5,566	51,082	9,128	106,562
Transfer agent fee	487,853	259,209	204,210	308,743
Pricing and bookkeeping fees	69,239	63,079	18,502	18,502
Trustees' fees	14,382	14,382	6,928	6,517
Custody fee	200,591	68,867	925	900
Merger costs	—	—	46,550	—
Chief compliance officer expenses (See Note 4)	13,683	11,271	8,854	10,401
Non-recurring costs (See Note 9)	1,197,707	733,294	—	—
Expenses allocated from Master Portfolio	—	—	3,031,046	5,829,678
Other expenses	297,283	266,348	119,710	176,331
Total expenses	12,055,566	7,177,195	4,657,665	10,001,748
Expenses waived/reimbursed by Administrator	—	(240,015)	—	—
Fees waived by Distributor:
Class A	—	—	(2,383)	—
Class C	—	(55,130)	(1,141)	—
Non-recurring costs assumed by Investment Advisor (See Note 9)	(1,197,707)	(733,294)	—	—
Custody earnings credit	(18,003)	(17,612)	—	—
Net Expenses	10,839,856	6,131,144	4,654,141	10,001,748
Net investment income	80,764,958	40,360,556	28,826,698	68,272,963
Net realized and unrealized gain (loss) on investments, foreign currency and futures contracts
Net realized gain (loss) on:
Unaffiliated investments	(8,545,800)	(7,145,569)	—	—
Affiliated investments	—	(3,999)	—	—
Foreign currency transactions	208,611	—	—	—
Futures contracts	115,636	—	—	—
Allocated from master portfolio:
Investments	—	—	(8,176,133)	27,301,730
Foreign currency transactions	—	—	—	1,513,608
Futures contracts	—	—	(46,820)	—
Net realized gain (loss)	(8,221,553)	(7,149,568)	(8,222,953)	28,815,338
Net change in unrealized appreciation (depreciation) on:
Investments	(31,976,304)	(5,305,854)	—	—
Foreign currency translations	(10,715)	—	—	—
Forward foreign currency exchange contracts	(3,121)	—	—	—
Futures contracts	(86,006)	—	—	—
Allocated from master portfolio:
Investments	—	—	(9,447,818)	(39,772,992)
Futures contracts	—	—	(9,201)	—
Foreign currency transactions	—	—	—	(18,006)
Net change in unrealized appreciation (depreciation)	(32,076,146)	(5,305,854)	(9,457,019)	(39,790,998)
Net gain (loss)	(40,297,699)	(12,455,422)	(17,679,972)	(10,975,660)
Net increase resulting from operations	40,467,259	27,905,134	11,146,726	57,297,303

(a) On August 22, 2005, the Fund's Investor A, Investor B, Investor C and Primary A shares were redesignated Class A, Class B, Class C and Class Z shares, respectively.

See Accompanying Notes to Financial Statements.

51

Columbia Funds

Statements of changes in net assets

	Columbia Total Return Bond Fund		Columbia Short Term Bond Fund		Columbia Intermediate Core Bond Fund				Columbia High Income Fund
	Year Ended March 31, 2006(a) ($)	Year Ended March 31, 2005 ($)	Year Ended March 31, 2006(a) ($)	Year Ended March 31, 2005 ($)	Year Ended March 31, 2006(a) ($)		Year Ended March 31, 2005 ($)		Year Ended March 31, 2006(a) ($)		Year Ended March 31, 2005 ($)
Increase (decrease) in net assets
Operations:
Net investment income	80,764,958	68,345,020	40,360,556	26,700,769	28,826,698	(b)	20,991,321		68,272,963	(b)	74,896,709
Net realized gain (loss) on investments, futures contracts, and foreign currency transactions	(8,221,553)	25,451,822	(7,149,568)	(6,273,894)	(8,222,953	)(b)	(1,980,829	)(b)	28,815,338	(b)	48,115,497	(b)
Net change in unrealized appreciation (depreciation) on investments, futures contracts and foreign currency translations	(32,076,146)	(65,302,753)	(5,305,854)	(21,177,481)	(9,457,019	)(b)	(24,946,051	)(b)	(39,790,998	)(b)	(44,786,407	)(b)
Net increase (decrease) resulting from operations	40,467,259	28,494,089	27,905,134	(750,606)	11,146,726		(5,935,559)		57,297,303		78,225,799
Distributions to shareholders:
From net investment income:
Class A	(1,385,404)	(1,148,062)	(2,123,402)	(1,950,082)	(1,271,810)		(685,206)		(9,515,620)		(11,010,808)
Class B	(335,419)	(298,804)	(466,085)	(21,872)	(254,553)		(212,032)		(7,416,838)		(8,473,345)
Class C	(74,397)	(43,650)	(563,632)	(338,814)	(92,116)		(75,496)		(2,751,129)		(3,393,078)
Class Z	(81,741,500)	(73,997,430)	(38,052,968)	(24,589,557)	(26,926,953)		(19,829,360)		(50,865,889)		(52,058,210)
From net realized gains:
Class A	(92,433)	(491,327)	—	(214,896)	—		(243,872)		(3,445,622)		(7,995,591)
Class B	(27,640)	(171,452)	—	(3,156)	—		(102,466)		(3,306,958)		(7,454,188)
Class C	(4,473)	(24,662)	—	(53,662)	—		(37,460)		(1,221,623)		(3,009,874)
Class Z	(5,344,291)	(30,768,228)	—	(1,918,152)	—		(6,029,271)		(20,383,962)		(39,037,749)
Total distributions to shareholders	(89,005,557)	(106,943,615)	(41,206,087)	(29,090,191)	(28,545,432)		(27,215,163)		(98,907,641)		(132,432,843)
Net capital share transactions	191,463,632	(332,491,167)	293,630,325	(241,432,209)	216,879,796		(64,446,855)		(47,945,923)		(93,903,866)
Net increase (decrease) in net assets	142,925,334	(410,940,693)	280,329,372	(271,273,006)	199,481,090		(97,597,577)		(89,556,261)		(148,110,910)
Net assets:
Beginning of period	1,903,033,666	2,313,974,359	984,101,378	1,255,374,384	627,973,596		725,571,173		1,021,969,353		1,170,080,263
End of period	2,045,959,000	1,903,033,666	1,264,430,750	984,101,378	827,454,686		627,973,596		932,413,092		1,021,969,353
Undistributed (overdistributed) net investment income, at end of period	(364,717)	3,094,763	(388,643)	270,786	461,801		315,666		1,519,664		2,393,784

(a) On August 22, 2005, the Fund's Investor A, Investor B, Investor C and Primary A shares were redesignated Class A, Class B, Class C and Class Z shares, respectively.

(b) Allocated from the Master Portfolio.

See Accompanying Notes to Financial Statements.

52

Columbia Funds

Statements of changes in net assets (continued)

See Accompanying Notes to Financial Statements.

53

Columbia Funds

Statements of changes in net assets - capital stock activity

	Columbia Total Return Bond Fund				Columbia Short Term Bond Fund
	Year Ended March 31, 2006(a)		Year Ended March 31, 2005		Year Ended March 31, 2006(a)		Year Ended March 31, 2005
	Shares	Dollars($)	Shares	Dollars($)	Shares	Dollars($)	Shares	Dollars($)
Class A
Subscriptions	1,115,044	10,929,685	1,331,135	13,154,321	815,892	8,014,083	1,845,990	18,337,194
Proceeds received in connection with merger	953,994	9,330,140	—	—	6,699,327	65,937,486	—	—
Distributions reinvested	108,190	1,055,202	112,418	1,103,169	174,067	1,704,933	161,166	1,596,977
Redemptions	(1,530,442)	(14,965,230)	(2,090,639)	(20,658,609)	(2,985,198)	(29,273,709)	(10,255,599)	(101,614,145)
Net increase (decrease)	646,786	6,349,797	(647,086)	(6,401,119)	4,704,088	46,382,793	(8,248,443)	(81,679,974)
Class B
Subscriptions	58,394	576,189	54,778	544,487	35,820	344,343	—	36
Proceeds received in connection with merger	404,973	3,960,416	—	—	3,463,903	34,072,841	—	—
Distributions reinvested	29,809	291,421	38,587	379,685	37,986	371,186	2,326	23,006
Redemptions	(426,337)	(4,169,328)	(432,840)	(4,285,284)	(806,927)	(7,890,388)	(28,157)	(278,935)
Net increase (decrease)	66,839	658,698	(339,475)	(3,361,112)	2,730,782	26,897,982	(25,831)	(255,893)
Class C
Subscriptions	69,490	673,650	24,482	240,864	228,759	2,241,579	169,036	1,675,003
Proceeds received in connection with merger	150,345	1,470,370	—	—	1,240,526	12,195,132	—	—
Distributions reinvested	4,278	41,696	3,694	38,377	40,602	397,389	26,204	259,349
Redemptions	(65,011)	(632,903)	(57,521)	(568,818)	(1,072,893)	(10,511,472)	(1,567,959)	(15,526,009)
Net increase (decrease)	159,102	1,552,813	(29,345)	(289,577)	436,994	4,322,628	(1,372,719)	(13,591,657)
Class Z
Subscriptions	36,582,911	355,991,337	21,748,301	216,128,400	20,445,521	200,473,766	29,657,823	293,722,330
Proceeds received in connection with merger	22,698,463	221,980,764	—	—	62,543,306	614,518,797	—	—
Distributions reinvested	1,971,456	19,249,798	1,748,349	17,205,655	930,596	9,109,731	674,951	6,673,968
Redemptions	(42,339,441)	(414,319,575)	(55,968,385)	(555,773,414)	(62,178,885)	(608,075,372)	(45,103,453)	(446,300,983)
Net increase (decrease)	18,913,389	182,902,324	(32,471,735)	(322,439,359)	21,740,538	216,026,922	(14,770,679)	(145,904,685)

(a) On August 22, 2005, the Fund's Investor A, Investor B, Investor C and Primary A shares were redesignated Class A, Class B, Class C and Class Z shares, respectively.

See Accompanying Notes to Financial Statements.

54

Columbia Funds

Statements of changes in net assets - capital stock activity (continued)

See Accompanying Notes to Financial Statements.

55

Columbia Funds

Statements of changes in net assets - capital stock activity

	Columbia Intermediate Core Bond Fund				Columbia High Income Fund
	Year Ended March 31, 2006(a)		Year Ended March 31, 2005		Year Ended March 31, 2006(a)		Year Ended March 31, 2005
	Shares	Dollars($)	Shares	Dollars($)	Shares	Dollars($)	Shares	Dollars($)
Class A
Subscriptions	396,791	3,792,341	639,315	6,173,585	10,545,563	96,293,774	12,654,492	119,003,986
Proceeds received in connection with merger	3,521,223	33,430,976	—	—	—	—	—	—
Distributions reinvested	115,004	1,087,028	82,697	792,079	919,607	8,263,003	1,477,771	13,909,124
Redemptions	(1,272,952)	(12,061,881)	(1,331,378)	(12,857,101)	(13,736,898)	(125,184,546)	(16,370,900)	(155,165,474)
Net increase (decrease)	2,760,066	26,248,464	(609,366)	(5,891,437)	(2,271,728)	(20,627,769)	(2,238,637)	(22,252,364)
Class B
Subscriptions	116,665	1,100,803	74,938	722,827	664,199	6,047,960	1,314,062	12,452,873
Proceeds received in connection with merger	242,494	2,290,123	—	—	—	—	—	—
Distributions reinvested	22,193	209,157	26,349	251,480	703,410	6,300,657	1,049,903	9,835,090
Redemptions	(291,513)	(2,750,434)	(393,002)	(3,771,013)	(3,897,160)	(35,283,457)	(3,165,847)	(29,954,981)
Net increase (decrease)	89,839	849,649	(291,715)	(2,796,706)	(2,529,551)	(22,934,840)	(801,882)	(7,667,018)
Class C
Subscriptions	46,508	492,258	51,722	556,105	1,085,154	9,808,497	1,421,677	13,404,790
Proceeds received in connection with merger	130,516	1,381,433	—	—	—	—	—	—
Distributions reinvested	3,098	32,725	2,894	30,843	238,232	2,124,781	401,059	3,746,598
Redemptions	(178,042)	(1,881,380)	(198,201)	(2,124,373)	(2,162,620)	(19,559,820)	(2,989,529)	(28,219,893)
Net increase (decrease)	2,080	25,036	(143,585)	(1,537,425)	(839,234)	(7,626,542)	(1,166,793)	(11,068,505)
Class Z
Subscriptions	12,015,126	113,899,210	10,308,244	99,247,691	22,904,436	209,961,888	26,353,204	252,451,253
Proceeds received in connection with merger	30,484,344	288,202,643	—	—	—	—	—	—
Distributions reinvested	103,377	971,037	253,585	2,408,731	1,280,724	11,549,984	1,370,438	12,964,917
Redemptions	(22,582,555)	(213,316,243)	(16,187,152)	(155,877,709)	(23,811,862)	(218,268,644)	(33,183,996)	(318,332,149)
Net increase (decrease)	20,020,292	189,756,647	(5,625,323)	(54,221,287)	373,298	3,243,228	(5,460,354)	(52,915,979)

(a) On August 22, 2005, the Fund's Investor A, Investor B, Investor C and Primary A shares were redesignated Class A, Class B, Class C and Class Z shares, respectively.

See Accompanying Notes to Financial Statements.

56

Columbia Funds

Statements of changes in net assets - capital stock activity (continued)

See Accompanying Notes to Financial Statements.

57

Columbia Funds

Financial highlights

For a share outstanding throughout each period.

															Without waivers and/or expense reimbursements
	Net asset value beginning of period	Net investment income	Net realized and unrealized gain/(loss) on investments	Net increase/ (decrease) in net asset value from operations	Dividends from net investment income	Distributions from net realized gains	Total dividends and distributions	Net asset value end of period	Total return(b)	Net assets end of period (000)	Ratio of operating expenses to average net assets(c)		Ratio of net investment income/(loss) to average net assets	Portfolio turnover rate	Ratio of operating expenses to average net assets(c)
Total Return Bond Fund(a)
Class A
Year ended 3/31/2006(d)	$9.80	$0.35	$(0.17)	$0.18	$(0.39)	$(0.03)	$(0.42)	$9.56	1.84%	$35,849	0.79%		3.91%	199%	0.85	%(e)
Year ended 3/31/2005(d)	10.17	0.31	(0.19)	0.12	(0.34)	(0.15)	(0.49)	9.80	1.21	30,409	0.83		3.08	402	0.91	%(f)
Year ended 3/31/2004(d)	9.99	0.34	0.24	0.58	(0.34)	(0.06)	(0.40)	10.17	5.92	38,114	0.90		3.36	398	0.93	(g)
Year ended 3/31/2003(d)	9.65	0.33	0.53	0.86	(0.35)	(0.17)	(0.52)	9.99	9.05	43,828	0.92		3.25	488	0.92
Year ended 3/31/2002(d)	9.78	0.50	(0.12)	0.38	(0.51)	—	(0.51)	9.65	3.96	40,902	0.93	(h)	5.03	314	0.93
Class B
Year ended 3/31/2006(d)	$9.81	$0.28	$(0.17)	$0.11	$(0.32)	$(0.03)	$(0.35)	$9.57	1.09%	$10,108	1.54%		3.14%	199%	1.60	%(e)
Year ended 3/31/2005(d)	10.17	0.23	(0.18)	0.05	(0.26)	(0.15)	(0.41)	9.81	0.55	9,707	1.58		2.32	402	1.66	%(f)
Year ended 3/31/2004(d)	9.99	0.26	0.24	0.50	(0.26)	(0.06)	(0.32)	10.17	5.13	13,518	1.65		2.61	398	1.68	(g)
Year ended 3/31/2003(d)	9.66	0.25	0.52	0.77	(0.27)	(0.17)	(0.44)	9.99	8.13	18,783	1.67		2.50	488	1.67
Year ended 3/31/2002(d)	9.78	0.43	(0.11)	0.32	(0.44)	—	(0.44)	9.66	3.29	16,877	1.68	(h)	4.28	314	1.68
Class C
Year ended 3/31/2006(d)	$9.80	$0.28	$(0.17)	$0.11	$(0.32)	$(0.03)	$(0.35)	$9.56	1.08%	$2,956	1.54%		3.20%	199%	1.60	%(e)
Year ended 3/31/2005(d)	10.17	0.23	(0.19)	0.04	(0.26)	(0.15)	(0.41)	9.80	0.45	1,470	1.58		2.32	402	1.66	%(f)
Year ended 3/31/2004(d)	9.99	0.26	0.24	0.50	(0.26)	(0.06)	(0.32)	10.17	5.13	1,823	1.65		2.61	398	1.68	(g)
Year ended 3/31/2003(d)	9.65	0.25	0.53	0.78	(0.27)	(0.17)	(0.44)	9.99	8.24	2,823	1.67		2.50	488	1.67
Year ended 3/31/2002(d)	9.78	0.43	(0.12)	0.31	(0.44)	—	(0.44)	9.65	3.18	2,387	1.68	(h)	4.28	314	1.68
Class Z
Year ended 3/31/2006(d)	$9.81	$0.37	$(0.16)	$0.21	$(0.42)	$(0.03)	$(0.45)	$9.57	2.10%	$1,997,046	0.54%		4.13%	199%	0.60	%(e)
Year ended 3/31/2005(d)	10.17	0.33	(0.18)	0.15	(0.36)	(0.15)	(0.51)	9.81	1.56	1,861,448	0.58		3.30	402	0.66	%(f)
Year ended 3/31/2004(d)	10.00	0.36	0.23	0.59	(0.36)	(0.06)	(0.42)	10.17	6.07	2,260,519	0.65		3.61	398	0.68	(g)
Year ended 3/31/2003(d)	9.66	0.35	0.53	0.88	(0.37)	(0.17)	(0.54)	10.00	9.32	2,482,229	0.67		3.50	488	0.67
Year ended 3/31/2002(d)	9.78	0.53	(0.11)	0.42	(0.54)	—	(0.54)	9.66	4.33	2,256,647	0.68	(h)	5.28	314	0.68

(a)  On August 22, 2005, the Fund's Investor A, Investor B, Investor C and Primary A shares were redesignated Class A, Class B, Class C and Class Z shares, respectively.

(b)  Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

(c)  The effect of the custodial expense offset (see Note 4) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

(d)  Per share net investment income has been calculated using the monthly average shares method.

(e)  The effect of the non-recurring costs assumed by Bank of America Corporation (see Note 9) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.79% for Class A shares, 1.54% each for Class B and Class C shares and 0.54% for Class Z shares.

(f)  The effect of the non-recurring costs assumed by Bank of America Corporation (see Note 9) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.89% for Class A shares, 1.64% each for Class B and Class C shares and 0.64% for Class Z shares (formerly Primary A shares).

(g)  The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.91% for Class A shares, 1.66% each for Class B and Class C shares and 0.66% for Class Z shares (formerly Primary A shares).

(h)  The effect of interest expense on the operating expense ratio was less than 0.01%.

See Accompanying Notes to Financial Statements.

58

Columbia Funds

Financial highlights (continued)

See Accompanying Notes to Financial Statements.

59

Columbia Funds

Financial highlights (continued)

For a share outstanding throughout each period.

															Without waivers and/or expense reimbursements
	Net asset value beginning of period	Net investment income	Net realized and unrealized gain/(loss) on investments	Net increase/ (decrease) in net asset value from operations	Dividends from net investment income	Distributions from net realized gains	Total dividends and distributions	Net asset value end of period	Total return(b)	Net assets end of period (000)	Ratio of operating expenses to average net assets(c)		Ratio of net investment income/(loss) to average net assets	Portfolio turnover rate	Ratio of operating expenses to average net assets(c)
Short Term Bond Fund(a)
Class A
Year ended 3/31/2006(d)	$9.82	$0.31	$(0.07)	$0.24	$(0.31)	$—	$(0.31)	$9.75	2.47%	$83,675	0.72%		3.27%	80%	0.80	%(e)
Year ended 3/31/2005(d)	10.07	0.21	(0.23)	(0.02)	(0.21)	(0.02)	(0.23)	9.82	(0.19)	38,130	0.73		2.10	128	0.83	(f)
Year ended 3/31/2004(d)	10.10	0.20	0.02	0.22	(0.20)	(0.05)	(0.25)	10.07	2.23	122,202	0.72	(g)	1.99	164	0.85	(h)
Year ended 3/31/2003(d)	9.83	0.28	0.30	0.58	(0.28)	(0.03)	(0.31)	10.10	6.01	130,036	0.75		2.74	54	0.85
Year ended 3/31/2002(d)	9.81	0.45	0.02	0.47	(0.45)	—	(0.45)	9.83	4.91	99,453	0.77		4.54	80	0.87
Class B
Year ended 3/31/2006(d)	$9.81	$0.25	$(0.08)	$0.17	$(0.24)	$—	$(0.24)	$9.74	1.71%	$28,061	1.47%		2.69%	80%	1.55	%(e)
Year ended 3/31/2005(d)	10.07	0.14	(0.24)	(0.10)	(0.14)	(0.02)	(0.16)	9.81	(1.03)	1,477	1.48		1.37	128	1.58	(f)
Year ended 3/31/2004(d)	10.09	0.13	0.03	0.16	(0.13)	(0.05)	(0.18)	10.07	1.58	1,775	1.47	(g)	1.24	164	1.60	(h)
Year ended 3/31/2003(d)	9.83	0.21	0.29	0.50	(0.21)	(0.03)	(0.24)	10.09	5.12	2,170	1.50		1.99	54	1.60
Year ended 3/31/2002(d)	9.80	0.38	0.03	0.41	(0.38)	—	(0.38)	9.83	4.25	2,511	1.52		3.79	80	1.62
Class C
Year ended 3/31/2006(d)	$9.81	$0.26	$(0.07)	$0.19	$(0.26)	$—	$(0.26)	$9.74	1.94%	$22,091	1.20%		2.69%	80%	1.28	%(e)
Year ended 3/31/2005(d)	10.07	0.13	(0.23)	(0.10)	(0.14)	(0.02)	(0.16)	9.81	(1.03)	17,980	1.48		1.36	128	1.58	(f)
Year ended 3/31/2004(d)	10.09	0.13	0.03	0.16	(0.13)	(0.05)	(0.18)	10.07	1.58	32,267	1.47	(g)	1.24	164	1.60	(h)
Year ended 3/31/2003(d)	9.83	0.21	0.29	0.50	(0.21)	(0.03)	(0.24)	10.09	5.12	54,350	1.50		1.99	54	1.60
Year ended 3/31/2002(d)	9.80	0.38	0.03	0.41	(0.38)	—	(0.38)	9.83	4.23	39,515	1.52		3.79	80	1.62
Class Z
Year ended 3/31/2006(d)	$9.80	$0.33	$(0.07)	$0.26	$(0.33)	$—	$(0.33)	$9.73	2.73%	$1,130,604	0.47%		3.40%	80%	0.55	%(e)
Year ended 3/31/2005(d)	10.06	0.24	(0.25)	(0.01)	(0.23)	(0.02)	(0.25)	9.80	(0.04)	926,514	0.48		2.37	128	0.58	(f)
Year ended 3/31/2004(d)	10.08	0.22	0.04	0.26	(0.23)	(0.05)	(0.28)	10.06	2.60	1,099,131	0.47	(g)	2.24	164	0.60	(h)
Year ended 3/31/2003(d)	9.82	0.31	0.29	0.60	(0.31)	(0.03)	(0.34)	10.08	6.18	791,981	0.50		2.99	54	0.60
Year ended 3/31/2002(d)	9.80	0.48	0.02	0.50	(0.48)	—	(0.48)	9.82	5.19	493,457	0.52		4.79	80	0.62

(a)  On August 22, 2005, the Fund's Investor A, Investor B, Investor C and Primary A shares were redesignated Class A, Class B, Class C and Class Z shares, respectively.

(b)  Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

(c)  The effect of the custodial expense offset (see Note 4) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

(d)  Per share net investment income/(loss) has been calculated using the monthly average shares method.

(e)  The effect of the non-recurring costs assumed by Bank of America Corporation (see Note 9) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.74% for Class A shares, 1.49% for Class B, 1.22% for Class C shares and 0.49% for Class Z shares.

(f)  The effect of the non-recurring costs assumed by Bank of America Corporation (see Note 9) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.81% for Class A shares, 1.56% each for Class B and Class C shares and 0.56% for Class Z shares (formerly Primary A shares).

(g)  The Reimbursement from Investment Adviser is included in the ratio of operating expenses to average net assets (with waivers). The effect of this reimbursement on the operating expense ratio (with waivers) was less than 0.01%.

(h)  The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.82% for Class A shares, 1.57% each for Class B and Class C shares and 0.57% for Class Z shares (formerly Primary A shares).

See Accompanying Notes to Financial Statements.

60

Columbia Funds

Financial highlights (continued)

See Accompanying Notes to Financial Statements.

61

Columbia Funds

Financial highlights (continued)

For a share outstanding throughout each period.

													Without waivers and/or expense reimbursements
	Net asset value beginning of period	Net investment income	Net realized and unrealized gain/(loss) on investments	Net increase/ (decrease) in net asset value from operations	Dividends from net investment income	Distributions from net realized gains	Total dividends and distributions	Net asset value end of period	Total return(d)	Net assets end of period (000)	Ratio of operating expenses to average net assets	Ratio of net investment income/(loss) to average net assets	Ratio of operating expenses to average net assets
Intermediate Core Bond Fund(a)(b)(c)
Class A
Year ended 3/31/2006	$9.50	$0.36	$(0.21)	$0.15	$(0.34)	$—	$(0.34)	$9.31	1.54%	$46,566	0.83%	3.70%	0.84%
Year ended 3/31/2005	9.97	0.28	(0.38)	(0.10)	(0.28)	(0.09)	(0.37)	9.50	(0.99)	21,279	0.89	2.92	0.93
Year ended 3/31/2004	9.96	0.26	0.15	0.41	(0.28)	(0.12)	(0.40)	9.97	4.17	28,403	0.93	2.69	0.94
Year ended 3/31/2003	9.43	0.32	0.65	0.97	(0.32)	(0.12)	(0.44)	9.96	10.43	31,915	0.95	3.21	0.95
Year ended 3/31/2002	9.55	0.47	(0.12)	0.35	(0.47)	—	(0.47)	9.43	3.66	58,167	1.03	4.55	1.11
Class B
Year ended 3/31/2006	$9.45	$0.27	$(0.19)	$0.08	$(0.27)	$—	$(0.27)	$9.26	0.79%	$9,224	1.59%	2.86%	1.59%
Year ended 3/31/2005	9.92	0.21	(0.38)	(0.17)	(0.21)	(0.09)	(0.30)	9.45	(1.73)	8,565	1.64	2.17	1.68
Year ended 3/31/2004	9.91	0.19	0.14	0.33	(0.20)	(0.12)	(0.32)	9.92	3.41	11,883	1.68	1.94	1.69
Year ended 3/31/2003	9.39	0.25	0.64	0.89	(0.25)	(0.12)	(0.37)	9.91	9.59	13,739	1.70	2.46	1.70
Year ended 3/31/2002	9.51	0.40	(0.12)	0.28	(0.40)	—	(0.40)	9.39	2.94	7,003	1.78	3.80	1.86
Class C
Year ended 3/31/2006	$10.58	$0.31	$(0.22)	$0.09	$(0.27)	$—	$(0.27)	$10.40	0.81%	$3,435	1.56%	2.89%	1.59%
Year ended 3/31/2005	11.07	0.23	(0.42)	(0.19)	(0.21)	(0.09)	(0.30)	10.58	(1.74)	3,473	1.64	2.17	1.68
Year ended 3/31/2004	11.02	0.20	0.17	0.37	(0.20)	(0.12)	(0.32)	11.07	3.42	5,222	1.68	1.94	1.69
Year ended 3/31/2003	10.39	0.23	0.75	0.98	(0.23)	(0.12)	(0.35)	11.02	9.59	5,605	1.70	2.46	1.70
Year ended 3/31/2002	10.47	0.39	(0.08)	0.31	(0.39)	—	(0.39)	10.39	2.94	2,586	1.78	3.80	1.86
Class Z
Year ended 3/31/2006	$9.47	$0.37	$(0.21)	$0.16	$(0.36)	$—	$(0.36)	$9.27	1.69%	$768,229	0.59%	3.88%	0.59%
Year ended 3/31/2005	9.94	0.31	(0.39)	(0.08)	(0.30)	(0.09)	(0.39)	9.47	(0.73)	594,657	0.64	3.17	0.68
Year ended 3/31/2004	9.93	0.29	0.14	0.43	(0.30)	(0.12)	(0.42)	9.94	4.44	680,063	0.68	2.94	0.69
Year ended 3/31/2003	9.41	0.34	0.64	0.98	(0.34)	(0.12)	(0.46)	9.93	10.62	695,894	0.70	3.46	0.70
Year ended 3/31/2002	9.52	0.49	(0.11)	0.38	(0.49)	—	(0.49)	9.41	4.04	261,018	0.78	4.80	0.86

(a)  On August 22, 2005, the Fund's Investor A, Investor B, Investor C and Primary A shares were redesignated Class A, Class B, Class C and Class Z shares, respectively.

(b)  The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the Intermediate Core Bond Master Portfolio.

(c)  Per share net investment income has been calculated using the monthly average shares method.

(d)  Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

See Accompanying Notes to Financial Statements.

62

Columbia Funds

Financial highlights (continued)

See Accompanying Notes to Financial Statements.

63

Columbia Funds

Financial highlights (continued)

For a share outstanding throughout each period.

													Without waivers and/or expense reimbursements
	Net asset value beginning of period	Net investment income	Net realized and unrealized gain/(loss) on investments	Net increase/ (decrease) in net asset value from operations	Dividends from net investment income	Distributions from net realized gains	Total dividends and distributions	Net asset value end of period	Total return(d)	Net assets end of period (000)	Ratio of operating expenses to average net assets	Ratio of net investment income/(loss) to average net assets	Ratio of operating expenses to average net assets
High Income Fund(a)(b)(c)
Class A
Year ended 3/31/2006	$9.31	$0.63	$(0.10)	$0.53	$(0.66)	$(0.27)	$(0.93)	$8.91	6.03%	$109,029	1.08%	6.90%	1.08%
Year ended 3/31/2005	9.79	0.66	0.03	0.69	(0.65)	(0.52)	(1.17)	9.31	7.64	134,980	1.09	6.90	1.09
Year ended 3/31/2004	8.52	0.70	1.36	2.06	(0.70)	(0.09)	(0.79)	9.79	24.88	163,916	1.09	7.37	1.09
Year ended 3/31/2003	8.80	0.75	(0.28)	0.47	(0.75)	—	(0.75)	8.52	6.07	97,154	1.15	9.22	1.15
Year ended 3/31/2002	9.22	0.80	(0.32)	0.48	(0.85)	(0.05)	(0.90)	8.80	5.69	31,551	1.18	9.50	1.25
Class B
Year ended 3/31/2006	$9.29	$0.56	$(0.10)	$0.46	$(0.59)	$(0.27)	$(0.86)	$8.89	5.25%	$102,085	1.83%	6.22%	1.83%
Year ended 3/31/2005	9.77	0.58	0.04	0.62	(0.58)	(0.52)	(1.10)	9.29	6.89	130,088	1.84	6.17	1.84
Year ended 3/31/2004	8.51	0.64	1.35	1.99	(0.64)	(0.09)	(0.73)	9.77	23.91	144,762	1.84	6.62	1.84
Year ended 3/31/2003	8.80	0.69	(0.29)	0.40	(0.69)	—	(0.69)	8.51	5.20	95,110	1.90	8.47	1.90
Year ended 3/31/2002	9.21	0.76	(0.33)	0.43	(0.79)	(0.05)	(0.84)	8.80	5.06	64,091	1.93	8.75	2.00
Class C
Year ended 3/31/2006	$9.25	$0.56	$(0.09)	$0.47	$(0.59)	$(0.27)	$(0.86)	$8.86	5.39%	$39,547	1.83%	6.23%	1.83%
Year ended 3/31/2005	9.74	0.58	0.03	0.61	(0.58)	(0.52)	(1.10)	9.25	6.80	49,066	1.84	6.21	1.84
Year ended 3/31/2004	8.47	0.64	1.36	2.00	(0.64)	(0.09)	(0.73)	9.74	24.15	63,005	1.84	6.62	1.84
Year ended 3/31/2003	8.77	0.69	(0.30)	0.39	(0.69)	—	(0.69)	8.47	5.09	32,453	1.90	8.47	1.90
Year ended 3/31/2002	9.19	0.76	(0.34)	0.42	(0.79)	(0.05)	(0.84)	8.77	4.96	15,213	1.93	8.75	2.00
Class Z
Year ended 3/31/2006	$9.37	$0.66	$(0.10)	$0.56	$(0.68)	$(0.27)	$(0.95)	$8.98	6.37%	$681,752	0.83%	7.19%	0.83%
Year ended 3/31/2005	9.86	0.67	0.04	0.71	(0.68)	(0.52)	(1.20)	9.37	7.76	707,834	0.84	7.09	0.84
Year ended 3/31/2004	8.57	0.73	1.38	2.11	(0.73)	(0.09)	(0.82)	9.86	25.30	798,398	0.84	7.62	0.84
Year ended 3/31/2003	8.86	0.77	(0.29)	0.48	(0.77)	—	(0.77)	8.57	6.19	460,639	0.90	9.47	0.90
Year ended 3/31/2002	9.27	0.86	(0.34)	0.52	(0.88)	(0.05)	(0.93)	8.86	6.05	194,867	0.93	9.75	1.00

(a)  On August 22, 2005, the Fund's Investor A, Investor B, Investor C and Primary A shares were redesignated Class A, Class B, Class C and Class Z shares, respectively.

(b)  The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the High Income Master Portfolio.

(c)  Per share net investment income has been calculated using the monthly average shares method.

(d)  Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

See Accompanying Notes to Financial Statements.

64

Columbia Funds

Financial highlights (continued)

See Accompanying Notes to Financial Statements.

65

Notes to financial statements

Note 1.  Organization

Columbia Funds Series Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. Information presented in these financial statements pertains to the following portfolios of the Trust (each a "Fund" and collectively, the "Funds"):

Fund Name	Former Fund Name
Columbia Total Return Bond Fund	Nations Bond Fund

Columbia Short Term Bond Fund	Nations Short-Term Income Fund

Columbia Intermediate Core Bond Fund	Nations Intermediate Bond Fund

Columbia High Income Fund	Nations High Yield Bond Fund

On September 23, 2005, Nations Funds Trust was renamed Columbia Funds Series Trust. Also on that date, each of the Funds (formerly known as the "Nations Funds") presented in these financial statements was renamed as disclosed above.

Investment goals: Columbia Total Return Bond Fund seeks total return by investing in investment grade fixed income securities. Columbia Short Term Bond Fund seeks high current income consistent with minimal fluctuation of principal. Columbia Intermediate Core Bond Fund seeks to obtain interest income and capital appreciation. Columbia High Income Fund seeks maximum income by investing in a diversified portfolio of high yield debt securities.

Columbia Intermediate Core Bond Fund and Columbia High Income Fund (the "Feeder Funds") seek to achieve their investment objectives by investing substantially all of their assets in Columbia Intermediate Core Bond Master Portfolio and Columbia High Income Master Portfolio, respectively (the "Master Portfolios"). The Master Portfolios are each a series of Columbia Funds Master Investment Trust (the "Master Trust"). Each Master Portfolio has the same investment objective as that of its corresponding Feeder Fund. The values of the Feeder Funds' investments in the respective Master Portfolios included in the Statements of assets and liabilities reflect the Feeder Funds' proportionate beneficial interests in the net assets of the respective Master Portfolios (98.2% for Columbia Intermediate Core Bond Master Portfolio and 96.7% for Columbia High Income Master Portfolio at March 31, 2006). The financial statements of the Master Portfolios, including their investment portfolios, are included elsewhere within this report and should be read in conjunction with the Feeder Funds' financial statements. Other funds not registered under the 1940 Act and managed by Columbia Management Advisors, LLC, whose financial statements are not presented here, also invest in the Master Portfolios.

On September 23, 2005, Nations Intermediate Bond Master Portfolio and Nations High Yield Bond Master Portfolio were renamed Columbia Intermediate Core Bond Master Portfolio and Columbia High Income Master Portfolio, respectively.

Fund shares: The Funds currently offer four classes of shares: Class A, Class B, Class C and Class Z shares. Shareholders of a Fund have equal voting rights on matters affecting all shareholders of the Fund. In addition, each class of shares of a Fund has exclusive voting rights on matters that relate solely to that class and separate voting rights on matters in which the interests of one class differ from the interests of any other class. On August 22, 2005, Investor A, Investor B, Investor C and Primary A shares of the Funds were redesignated Class A, Class B, Class C and Class Z shares, respectively.

Note 2.  Significant accounting policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Certain prior year amounts have been reclassified in the 2005 schedules of capital stock activity to conform to the current year financial statement presentation. These changes have no effect on net assets. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

Security valuation: Debt securities are generally valued by an independent pricing service. These valuations may be based upon a matrix pricing system and/or appraisals which consider such factors as security prices, yields, maturities, redemption features and credit ratings on comparable securities. Certain debt securities may be valued based upon quotes provided by one or more principal market makers. Securities, including options and futures contracts, traded on a recognized exchange are generally valued at the last sale price on the exchange or market on which such securities are primarily traded. Securities

66

Notes to financial statements (continued)

traded on NASDAQ are generally valued at the NASDAQ official closing price. Securities which are primarily traded on foreign securities exchanges are generally valued at the last available sale price on their respective exchanges where primarily traded. Restricted securities, investments for which market quotations are not readily available, or quotations which management believes are not appropriate, are valued at fair value in accordance with procedures adopted by the Board of Trustees. If a security is valued at a "fair value", such value is likely to be different from the last quoted market price for the security. Short-term investments that mature in 60 days or less are valued at amortized cost, which approximates current market value. Investments in other open end investment companies are valued at net asset value.

Futures contracts: With the exception of the Feeder Funds, all Funds may invest in futures contracts for the purposes of hedging against changes in values of the Funds securities or changes in the prevailing levels of interest rates or currency exchange rates or to gain exposure to the bond market. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by "marking-to-market" on a daily basis to reflect changes in the market value of the contract. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and the value of the contract when originally entered into.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts, that a change in the value of the contract may not correlate with a change in the value of the underlying securities, or that the counterparty to a contract may default on its obligation to perform.

Options: The Funds may purchase and write call and put options on securities, futures and swap contracts ("swaptions"). A Fund may use such options on futures contracts in connection with its hedging strategies in lieu of purchasing and writing options directly on the underlying securities or stock indices or purchasing and selling the underlying futures, and to seek to enhance return.

The Funds may write covered call options and put options on securities in which they are permitted to invest from time to time in seeking to attain each Fund's objective. Call options written by a Fund give the holder the right to buy the underlying securities from the Fund at a stated exercise price; put options give the holder the right to sell the underlying security to the Fund at a stated price. In the case of put options, a Fund is required to maintain in a separate account liquid assets with a value equal to or greater than the exercise price of the underlying securities. The Funds may also write combinations of covered puts and calls on the same underlying security. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option.

The Funds typically receive a premium from writing a put or call option, which would increase the Funds' return in the event the option expires unexercised or is closed out at a profit. The amount of the premium would reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option and the volatility of the market price of the underlying security. By writing a call option, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss if the purchase price exceeds the market value plus the amount of the premium received.

A Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. The Fund will realize a profit or loss from such transaction if the cost of such transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by a Fund.

67

Notes to financial statements (continued)

Swaps: The Funds may engage in swap transactions such as interest rate, total return, index or currency swaps, consistent with their investment objective and policies to obtain a desired return at a lower cost than if the Funds had invested directly in the asset that yielded the desired return. Swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest or total return throughout the lives of the agreements. The interest to be paid or received on swaps is included in net realized gain/(loss) on investments. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statements of assets and liabilities. A realized gain or loss is recorded upon termination of swap agreements and is equal to the difference between the Fund's basis in the swap and the proceeds from (or cost of) the closing transaction. Swap agreements are stated at fair value. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller.

If there is a default by the counterparty to a swap contract, a Fund will be limited to contractual remedies pursuant to the agreements related to the transaction. There is no assurance that the swap contract counterparties will be able to meet their obligations pursuant to the swap contracts or that, in the event of default, a Fund will succeed in pursuing contractual remedies. A Fund thus assumes the risk that it may be delayed in or prevented from obtaining payments owed to it pursuant to the swap contracts.

The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of assets and liabilities.

Forward foreign currency contracts: Generally, each Fund may enter into forward foreign currency contracts only under two circumstances: (i) when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency to "lock in" the U.S. exchange rate of the transaction, with such period being a short-dated contract covering the period between transaction date and settlement date; or (ii) when the investment advisor or sub-advisor believes that the currency of a particular foreign country may experience a substantial movement against the U.S. dollar. Forward foreign currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by a Fund as an unrealized gain or loss. When the contract is closed or offset with the same counterparty, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or offset.

Forward foreign currency contracts will be used primarily to protect the Funds from adverse currency movements and will generally not be entered into for a term greater than one year. The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of a Fund's investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward foreign currency contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward foreign currency contract would limit the risk of loss due to a decline in the value of a particular currency; however, it also would limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Statements of assets and liabilities. In addition, the Funds could be exposed to risks if counterparties to the contracts are unable to meet the terms of their contracts. The counterparty risk exposure is, therefore, closely monitored and contracts are only executed with high credit quality financial institutions.

When-issued/delayed delivery securities:  Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after trade date; interest income is not accrued until settlement date. At the time a Fund enters into such transactions, it is required to have segregated assets with a current value at least equal to the amount of its when-issued or purchase commitments. Credit risks exist on these commitments to the extent of any unrealized gains on the underlying securities purchased and any unrealized losses on the underlying securities sold. Market risk exists on these commitments to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner.

Stripped securities: Stripped mortgage-backed securities are derivative multi-class mortgage securities structured so that one class receives most, if not all, of the principal from the underlying mortgage assets, while the other class receives most, if not all, of the interest and the remainder of the principal. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in an interest-only security. The market value of these securities consisting entirely of principal or interest payments can be extremely volatile in response to changes in interest rates. Credit risk reflects the risk that a Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligation.

68

Notes to financial statements (continued)

Mortgage dollar rolls:  The Funds may enter into mortgage "dollar rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date not exceeding 120 days. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what such performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund will hold and maintain in a segregated account until the settlement date, cash or liquid securities in an amount equal to the forward purchase price.

The Funds' policy is to record the components of dollar rolls using "to be announced" mortgage-backed securities ("TBA Dollar Rolls"). For financial reporting and tax purposes, each Fund treats mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. The Funds do not currently enter into mortgage dollar rolls that are accounted for as a financing transaction.

Mortgage dollar rolls involve certain risks. If the broker-dealer to whom the Fund sells the security becomes insolvent, the Fund's right to purchase or repurchase the mortgage-related securities may be restricted and the instrument which the Fund is required to repurchase may be worth less than an instrument which the Fund originally held. Successful use of mortgage dollar rolls may depend upon the Advisor's ability to predict correctly interest rates and mortgage prepayments. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed.

Repurchase agreements:  Each Fund may engage in repurchase agreement transactions with institutions that the Funds' investment advisor has determined are creditworthy. Each Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon each Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights.

Loan participations and commitments: Columbia Short Term Bond Fund may invest in Loan Participations. When a Fund purchases a Loan Participation, the Fund typically enters into a contractual relationship with the lender or third party selling such Participation ("Selling Participant"), but not the Borrower. As a result, the Fund assumes the credit risk of the Borrower, Selling Participant and any other persons interpositioned between the Fund and the Borrower ("Intermediate Participants"). The Fund may not directly benefit from the collateral supporting the Senior Loan in which it has purchased from the Selling Participant.

Foreign currency transactions: The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern (U.S.) time by a pricing service. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received. The effects of changes in foreign currency exchange rates on securities are not separately identified in the Statements of operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on securities.

Income recognition: Interest income, adjusted for accretion of discounts and amortization of premiums, is earned from settlement date and recorded on an accrual basis. Dividend income (including dividend income from affiliated funds) is recorded on ex-dividend date. Each Fund's investment income and realized and unrealized gains and losses are allocated among its share classes based upon the relative net assets of each class of shares.

69

Notes to financial statements (continued)

During 2006, the Funds evaluated their accounting policies for interest only securities and recorded the following cumulative amortization adjustment.

Columbia Total Return Bond Fund:
Decrease in UNI:	5,664,379
Decrease in cost:	2,197,607
Increase in Accumulated Gain (loss):	3,466,772
Columbia Short Term Bond Fund:
Decrease in UNI:	603,540
Decrease in cost:	305,941
Increase in Accumulated Gain (loss):	297,599
Columbia Intermediate Core Bond Fund:
Decrease in UNI:	2,244,955
Decrease in cost:	503,391
Increase in Accumulated Gain (loss):	1,741,564

These adjustments did not impact the net assets of the Funds and had no material impact on any prior period.

The Feeder Funds record their share of the investment income and realized and unrealized gains and losses reported by the Master Portfolios on a daily basis. The investment income and realized and unrealized gains and losses are allocated daily to investors in the Master Portfolios based upon the relative value of their investments in the Master Portfolios.

Expenses: General expenses of the Trust are allocated to the Funds based upon their relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses are allocated to separate classes of shares based upon their relative net asset value on the date the expenses are incurred. Expenses directly attributable to a Fund or class of shares are charged directly to such Fund or class.

The Feeder Funds record their share of the expenses reported by the Master Portfolios on a daily basis. The expenses are allocated daily to investors in the Master Portfolios based upon the relative value of the Feeder Funds' investments in the Master Portfolios.

Distributions to shareholders: Distributions from net investment income are declared daily and paid monthly for each Fund except the Feeder Funds. The Feeder Funds declare and pay dividends monthly. Each Fund will distribute net realized capital gains (including net short-term capital gains) at least annually after the fiscal year in which the capital gains were earned, unless offset by any available capital loss carryforward. Distributions to shareholders are recorded on ex-dividend date. Income distributions and capital gain distributions on a Fund level are determined in accordance with federal income tax regulations which may differ from GAAP.

Federal income tax status: Each Fund intends to continue to qualify as a regulated investment company by complying with the applicable requirements of the Internal Revenue Code of 1986 Sub-chapter M, as amended, and by distributing substantially all of its earnings to its shareholders. Therefore, no provision is made for federal income or excise taxes.

Indemnification: In the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. A Fund's maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Trust's organizational documents, the Trustees and Officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be minimal.

Note 3.  Federal tax information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to a Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

70

Notes to financial statements (continued)

For the year ended March 31, 2006, permanent book and tax basis differences resulting primarily from differing treatments for paydown reclassifications, discount accretion/premium amortization on debt securities, foreign currency reclassifications and distribution reclassifications were identified and reclassified among the components of the Funds' net assets as follows:

	Undistributed/ (Overdistributed) or (Accumulated) Net Investment Income (Loss)	Accumulated Net Realized Gain/Loss	Paid-In Capital
Columbia Total Return Bond Fund	$4,976,662	$(3,600,464)	$(1,376,198)
Columbia Short Term Bond Fund	745,469	(6,211,780)	5,466,311
Columbia Intermediate Core Bond Fund	2,109,825	(8,075,380)	5,965,555
Columbia High Income Fund	1,402,393	(1,719,151)	316,758

Net investment income and net realized gains (losses), as disclosed on the Statements of operations, and net assets were not affected by these reclassifications.

The tax character of distributions paid during the years ended March 31, 2006 and March 31, 2005 was as follows:

	3/31/06		3/31/05
Fund	Ordinary Income*	Long-Term Capital Gains	Ordinary Income*	Long-Term Capital Gains
Columbia Total Return Bond Fund	$85,293,544	$3,712,014	$100,927,302	$6,016,313
Columbia Short Term Bond Fund	41,206,087	—	28,352,459	737,732
Columbia Intermediate Core Bond Fund	28,545,432	—	22,862,028	4,353,135
Columbia High Income Fund	74,355,142	24,552,499	96,063,171	36,369,672

*  For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of March 31, 2006, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation (Depreciation)*
Columbia Total Return Bond Fund	$5,662,936	$—	$(31,967,644)
Columbia Short Term Bond Fund	2,689,693	—	(22,414,033)
Columbia Intermediate Core Bond Fund	589,106	—	(15,842,312)
Columbia High Income Fund	1,554,218	11,236,803	8,615,627

*  The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to deferral of losses from wash sales.

Unrealized appreciation and depreciation at March 31, 2006, based on cost of investments for federal income tax purposes was:

Fund	Unrealized Appreciation		Unrealized Depreciation		Net Unrealized Appreciation/ (Depreciation)
Columbia Total Return Bond Fund	$10,060,828		$(42,028,472)		$(31,967,644)
Columbia Short Term Bond Fund	687,383		(23,101,416)		(22,414,033)
Columbia Intermediate Core Bond Fund	—	*	—	*	(15,842,312)
Columbia High Income Fund	—	*	—	*	8,579,906

*  See corresponding Master Trust notes to financial statements for tax basis information.

The following capital loss carryforwards, determined as of March 31, 2006, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Fund	Expiring in 2007	Expiring in 2012	Expiring in 2013	Expiring in 2014	Total
Columbia Total Return Bond Fund	$—	$—	$325,588	$72,823	$398,411
Columbia Short Term Bond Fund	1,103,186	1,127,032	4,476,378	7,382,799	14,089,395
Columbia Intermediate Core Bond Fund	3,074,162	973,647	3,746,739	5,618,112	13,412,660

Of the capital loss carryforwards attributable to the Columbia Intermediate Core Bond Fund, $6,300,060 ($3,074,162 will expire on March 31, 2007, $973,647 will expire on March 31, 2012 and $2,252,251 will expire on March 31, 2013) was obtained upon the Fund's merger with Columbia Intermediate Government Income Fund. The availability of a portion of the capital loss carryforwards from the Columbia Intermediate Government Income Fund may be limited in a given year.

71

Notes to financial statements (continued)

During the year ended March 31, 2006, the following Funds had expired capital losses as follows:

Fund	Capital Losses Expired
Columbia Intermediate Core Bond Fund	$6,365,899

Under current tax rules, certain currency and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended March 31, 2006, the following Funds elected to defer losses occurring between November 1, 2005 and March 31, 2006 under these rules as follows:

Fund	Losses Deferred
Columbia Total Return Bond Fund	$8,171,771
Columbia Short Term Bond Fund	4,432,328
Columbia Intermediate Core Bond Fund	3,960,993

Note 4.  Fees and compensation paid to affiliates

Investment advisory fee: Columbia Management Advisors, LLC ("Columbia"), an indirect, wholly-owned subsidiary of BOA, is the investment advisor to the Funds. Prior to September 30, 2005, Banc of America Capital Management, LLC ("BACAP"), a wholly-owned subsidiary of Bank of America, N.A., which in turn is a wholly-owned subsidiary of Bank of America Corporation ("BOA"), was the investment advisor to the Funds, under the same fee structure. On September 30, 2005, Columbia Management Advisors, Inc. combined with BACAP. At that time, the combined investment advisor was then renamed Columbia Management Advisors, LLC.

Columbia receives an investment advisory fee, calculated daily and payable monthly, based on the average daily net assets of each Fund at the following annual rates:

	Fees on Average Net Assets
Fund	First $500 Million	$500 Million to $1 Billion	$1 Billion to $1.5 Billion	$1.5 Billion to $3 Billion	$3 Billion to $6 Billion	Over $6 Billion
Columbia Total Return Bond Fund	0.40%	0.35%	0.32%	0.29%	0.28%	0.27%
Columbia Short Term Bond Fund	0.30%	0.30%	0.30%	0.30%	0.30%	0.30%

The Feeder Funds indirectly pay for investment advisory services through their investments in their corresponding Master Portfolios (see Note 4 of Notes to financial statements of the Master Portfolios).

For the year ended March 31, 2006, the effective investment advisory fee rates for Columbia Total Return Bond Fund and Columbia Short Term Bond Fund, as a percentage of each Fund's average daily net assets, was 0.34% and 0.30%, respectively.

Administration fee: Columbia provides administrative and other services to the Funds. Prior to August 22, 2005, BACAP Distributors, LLC ("BACAP Distributors"), a wholly-owned subsidiary of BOA, served as the administrator to the Funds under the same fee structure and Bank of New York ("BNY") served as the sub-administrator to the Funds.

Under the Administration Agreement, Columbia is entitled to receive an administration fee, computed daily and paid monthly based on the Funds' average daily net assets at the annual rates listed below less the fees payable by the Funds under the Pricing and Bookkeeping Agreement (described below):

Fund	Annual Fee Rate
Columbia Total Return Bond Fund	0.150%
Columbia Short Term Bond Fund	0.140%
Columbia Intermediate Core Bond Fund	0.127%
Columbia High Income Fund	0.180%

72

Notes to financial statements (continued)

Prior to October 10, 2005, Columbia was entitled to receive an administration fee from Columbia Intermediate Core Bond Fund at the annual rate of 0.15% of Columbia Intermediate Core Bond Fund's average daily net assets. For the year ended March 31, 2006, the annualized effective administration fee rate was 0.137%.

Columbia has voluntarily agreed to waive a portion of its administration fee for Columbia Short Term Bond Fund at an annual rate of 0.02% of Columbia Short Term Bond Fund's average daily net assets. Columbia, at its discretion, may revise or discontinue this arrangement any time.

Pricing and bookkeeping fees: Columbia is responsible for providing pricing and bookkeeping services to the Funds under a Pricing and Bookkeeping Agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street"). As a result, the total fees payable under the pricing and bookkeeping agreement are paid to State Street.

Under its Pricing and Bookkeeping Agreement with the Funds, Columbia receives from each Fund an annual fee of $38,000 paid monthly. In addition, each of the Funds with the exception of the Feeder Funds pays a monthly fee based on the level of average daily net assets for the month; provided that during any 12-month period, the aggregate fee shall not exceed $140,000 exclusive of out-of-pocket expenses and charges. The Funds also reimburse Columbia and State Street for out-of-pocket expenses and charges, including fees payable to third parties for pricing each Fund's portfolio securities and direct internal costs incurred by Columbia in connection with providing fund accounting oversight and monitoring and certain other services. Prior to December 1, 2005, the fees for pricing and bookkeeping services were included in the administration agreement.

Transfer agent fee: Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly-owned subsidiary of BOA, provides shareholder services to the Funds and has contracted with Boston Financial Data Services to serve as sub-transfer agent. On August 22, 2005, Columbia Funds Services, Inc. was renamed Columbia Management Services, Inc. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $15.23 per open account plus sub-transfer agent fees (exclusive of BFDS fees) calculated based on assets held in omnibus accounts and intended to recover the cost of payments to third parties for services to those accounts. The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due the Transfer Agent from shareholders of the Funds and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Funds. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

Effective September 1, 2005, the Transfer Agent has voluntarily agreed to waive a portion of its fees, for accounts other than omnibus accounts, so that transfer agent fees (exclusive of out-of-pocket expenses) will not exceed 0.02% annually for Columbia High Income Fund. Columbia, at its discretion, may revise or discontinue this arrangement at any time.

Prior to August 22, 2005, PFPC, Inc. ("PFPC") served as the transfer agent for the Funds' shares and BOA served as the sub-transfer agent for the Class Z shares of the Funds. BOA was entitled to receive from PFPC a fee equal to the costs incurred by BOA in providing services pursuant to its obligations as sub-transfer agent at the annual rate of up to 0.01% of the net assets attributable to the Class Z shares of each Fund. These amounts are included in "Transfer agent fees" on the Statements of operations. For the period ended August 22, 2005, BOA earned sub-transfer agent fees from the Funds as follows:

Fund	Sub-Transfer Agent Fee
Columbia Total Return Bond Fund	$20,785
Columbia Short Term Bond Fund	8,999
Columbia Intermediate Core Bond Fund	7,888
Columbia High Income Fund	7,743

Underwriting discounts, service and distribution fees: Columbia Management Distributors, Inc. (the "Distributor"), a subsidiary of Columbia and an indirect, wholly-owned subsidiary of BOA, serves as distributor of the Funds' shares. Prior to August 22, 2005, BACAP Distributors served as the distributor of the Funds' shares, under the same fee structure. On August 22, 2005, BACAP Distributors merged into Columbia Funds Distributor, Inc., which was then renamed Columbia

73

Notes to financial statements (continued)

Management Distributors, Inc. For the year ended March 31, 2006, the Distributor has retained net underwriting discounts and net contingent deferred sales charge ("CDSC") fees as follows:

	Front End Sales Charge	Contingent Deferred Sales Charge
Fund	Class A	Class A	Class B	Class C
Columbia Total Return Bond Fund	$1,090	$—	$13,481	$347
Columbia Short Term Bond Fund	3,588	1	11,496	2,734
Columbia Intermediate Core Bond Fund	6,322	20,662	852	—
Columbia High Income Fund	117,897	156,597	6,763	—

The Trust has adopted shareholder servicing plans and distribution plans for the Class B and Class C shares of each Fund and a combined distribution and shareholder servicing plan for Class A shares of each Fund. The shareholder servicing plans permit the Funds to compensate or reimburse servicing agents for the shareholder services they have provided. The distribution plans, adopted pursuant to Rule 12b-1 under the 1940 Act, permit the Funds to compensate or reimburse the Distributor and/or selling agents for activities or expenses primarily intended to result in the sale of the classes' shares. Payments are made at an annual rate and paid monthly, as a percentage of average daily net assets, set from time to time by the Board of Trustees, and are charged as expenses of each Fund directly to the applicable share class. A substantial portion of the expenses incurred pursuant to these plans is paid to affiliates of BOA and the Distributor.

The current rates in effect and plan limits, as a percentage of average daily net assets are as follows:

	Current Rate (before fee waivers)	Plan Limit
Class A Combined Distribution and Shareholder Servicing Plan	0.25%*	0.25%
Class B and Class C Shareholder Servicing Plans	0.25%	0.25%
Class B and Class C Distribution Plans	0.75%	0.75%

*  Columbia Short Term Bond Fund pays its shareholder servicing fees, at the rates shown above, under a separate servicing plan.

Effective September 26, 2005 through September 25, 2006, the distributor has contractually agreed to waive 0.44% of distribution fees on Class C for Columbia Short Term Bond Fund. For the year ended March 31, 2006, the effective distribution fee rate for Class C was 0.48%

Effective October 10, 2005 through October 9, 2006, the distributor has contractually agreed to waive 0.01% of shareholder servicing fees on Class A and 0.06% of distribution fees on Class C for the Columbia Intermediate Core Bond Fund. The effective rate after fee waivers was 0.24% for Class A shares shareholder servicing fees and 0.72% for Class C distribution fees.

Expense limits and fee reimbursements: Columbia has contractually agreed to waive fees and/or reimburse expenses through July 31, 2006 to the extent that total expenses (excluding interest expense and shareholder servicing and distribution fees), as a percentage of the respective Fund's average daily net assets, exceed the following annual rates:

Fund	Annual Rate
Columbia Total Return Bond Fund	0.60%
Columbia Short Term Bond Fund	0.48%*
Columbia Intermediate Core Bond Fund	0.81%
Columbia High Income Fund	0.93%

*  Effective September 23, 2005, Columbia has contractually agreed to waive fees and/or reimburse expenses for Columbia Short Term Bond Fund.

Columbia is entitled to recover from Columbia Total Return Bond Fund and Columbia Intermediate Core Bond Fund any fees waived or expenses reimbursed by Columbia during the three year period following the date of such waiver or reimbursement, to the extent that such recovery would not cause the affected fund to exceed the expense limitations in effect at the time of recovery. There is no guarantee that these expense limitations will continue.

74

Notes to financial statements (continued)

At March 31, 2006, the amounts potentially recoverable by Columbia pursuant to this arrangement are as follows:

	Amount of potential recovery expiring:		Total potential	Amount recovered during year ended
Fund	3/31/08	3/31/07	recovery	3/31/06
Columbia Total Return Bond Fund	$1,044,185	$100,411	$1,144,596	$0

Fees paid to officers and trustees: All officers of the Funds, with the exception of the Funds' Chief Compliance Officer, are employees of Columbia or its affiliates and receive no compensation from the Funds. The Board of Trustees has appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. The Funds, along with other affiliated funds, pay their pro-rata share of the expenses associated with the Chief Compliance Officer. Each Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Trust's eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. All benefits provided under this plan are unfunded and any payments to plan participants are paid solely out of the Funds' assets. Income earned on the plan participant's deferral account is based on the rate of return of the eligible mutual funds selected by the participants or, if no funds are selected, on the rate of return of Columbia Treasury Reserves (formerly Nations Treasury Reserves) another portfolio of the Trust. The expense for the deferred compensation plan is included in "Trustees' fees" on the Statements of operations. The liability for the deferred compensation plan is included in "Trustees' fees" on the Statements of assets and liabilities.

As a result of the mergers (see Note 11), Columbia Total Return Bond Fund, Columbia Short Term Bond Fund and Columbia Intermediate Core Bond Fund assumed the assets and liabilities of the deferred compensation plan of the acquired fund. The deferred compensation plan of the acquired fund may be terminated at any time. Benefits under this deferred compensation plan are not funded and any payments to plan participants are paid solely out of the Fund's assets.

Custody credits: Each Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statements of operations. The Funds could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if they had not entered into such an agreement.

Other: Prior to the appointment of State Street as sub-administrator to the Funds, the Funds made daily investments of cash balances in Columbia Cash Reserves (formerly Nations Cash Reserves), another portfolio of the Trust, pursuant to an exemptive order received from the Securities and Exchange Commission. The income earned by each Fund from such investments is included as "Dividends from affiliate" on the Statements of operations. Columbia earned advisory and administration fees on the investments made in Columbia Cash Reserves in addition to the advisory and administration fees earned by Columbia from the Funds. For the year ended March 31, 2006, Columbia earned the following fees related to investments in affiliated funds:

Fund	Advisory Fees (earned by Columbia)	Administration Fees (earned by Columbia)
Columbia Total Return Bond Fund	$36,960	$18,480
Columbia Short Term Bond Fund	23,875	11,938

75

Notes to financial statements (continued)

Note 5.  Portfolio information

For the year ended March 31, 2006, the aggregate cost of purchases and proceeds from sales of securities, excluding short-term obligations, were as follows:

	U.S Government Securities		Other Investment Securities
Fund	Purchases	Sales	Purchases	Sales
Columbia Total Return Bond Fund	$4,736,043,266	$4,762,056,047	$813,780,052	$773,712,262
Columbia Short Term Bond Fund	395,065,745	591,219,221	541,015,538	770,972,960
Columbia Intermediate Core Bond Fund*	—	—	—	—
Columbia High Income Fund*	—	—	—	—

*  See corresponding Master Portfolio for portfolio turnover information.

Note 6.  Shares of beneficial interest

An unlimited number of shares of beneficial interest without par value were authorized for the Trust. The Trust's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any authorized but unissued shares into one or more additional classes or series of shares.

Class B shares generally convert automatically to Class A shares according to the following schedule:

Columbia Total Return Bond Fund
Columbia Intermediate Core Bond Fund

	Class B Shares you bought:	Will convert to Class A Shares after you've owned them for:
—	after November 15, 1998	Eight years

—	between August 1, 1998 and November 15, 1998

	$0 - $249,999	Six years

	$250,000 - $499,999	Six years

	$500,000 - $999,999	Five years

Columbia High Income Fund

	Class B Shares you bought:	Will convert to Class A Shares after you've owned them for:
—	after November 15, 1998	Eight years

—	between August 1, 1997 and November 15, 1998

	$0 - $249,999	Nine years

	$250,000 - $499,999	Six years

	$500,000 - $999,999	Five years

—	before August 1, 1997	Eight years

See Schedules of capital stock activity.

As of March 31, 2006, the Funds had shareholders that held greater than 5% of the shares outstanding. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Funds. The number of such accounts and the percentage of shares of beneficial interest outstanding held therein are as follows:

Fund	Number of Shareholders	% of Shares Outstanding Held
Columbia Short Term Bond Fund	1	5.6

In addition, as of March 31, 2006, the Funds had other shareholders whose shares were beneficially owned by participant accounts over which Bank of America and/or its affiliates had either sole or joint investment discretion. Subscription and

76

Notes to financial statements (continued)

redemption activity of these accounts may have a significant effect on the operations of the Funds. The number of such accounts and the percentage of shares of beneficial interest outstanding held therein are as follows:

Fund	Number of Shareholders	% of Shares Outstanding Held
Columbia Total Return Bond Fund	1	67.7%
Columbia Intermediate Core Bond Fund	1	90.5
Columbia High Income Fund	1	59.2
Columbia Short Term Bond Fund	1	69.8

Note 7.  Line of credit

The Trust and other affiliated funds participate in a $150,000,000 uncommitted, unsecured line of credit provided by State Street. The agreement is renewable on an annual basis. Borrowings are used for temporary or emergency purposes to facilitate portfolio liquidity. Interest is charged to each participating fund based on its borrowings at a variable rate per annum equal to the Federal Funds Rate plus a spread, as determined and quoted by State Street at the time of the request for a loan. A one-time structuring fee of $30,000 is apportioned and accrued among each participating fund based on the average net assets of the participating funds. The structuring fee is included in "Other expenses" on the Statements of operations. In addition, if the uncommitted line of credit is extended for an additional period, an annual administration fee of $15,000 will be charged and apportioned among each participating fund.

Prior to August 22, 2005, the Trust participated with other affiliated funds in a $1 billion uncommitted line of credit provided by BNY under a line of credit agreement (the "Agreement"). Advances under the Agreement were taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings was payable at a specified Federal Funds Rate plus 0.50% on an annualized basis. Each participating fund maintained a ratio of net assets (not including amounts borrowed pursuant to the Agreement) to the aggregate amount of indebtedness pursuant to the Agreement of no less than 4 to 1.

For the year ended March 31, 2006, the Funds did not borrow under these arrangements.

Note 8.  Securities lending

Under an agreement with BNY, the Funds were allowed to lend their securities to certain approved brokers, dealers and other financial institutions. The income earned by each Fund from securities lending is included in its Statement of operations. At March 31, 2006, the Funds did not participate in a securities lending program.

Note 9.  Disclosure of significant risks and contingencies

Foreign securities: Certain Funds invest in securities of foreign issuers. There are certain risks involved in investing in foreign securities that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign government laws and restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country, industry or region.

Legal proceedings:  On February 9, 2005, Banc of America Capital Management, LLC ("BACAP" now known as Columbia Management Advisors LLC) and BACAP Distributors, LLC ("BACAP Distributors" now known as Columbia Management Distributors, Inc.) entered into an Assurance of Discontinuance with the New York Attorney General (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the U.S. Securities and Exchange Commission (the "SEC") (the "SEC Order"). A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC's website.

Under the terms of the SEC Order, BACAP, BACAP Distributors, and their affiliate, Banc of America Securities, LLC ("BAS") agreed, among other things, (1) to pay $250 million in disgorgement and $125 million in civil money penalties; (2) to cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; (3) to undertake

77

Notes to financial statements (continued)

various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices; and (4) to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement also requires, among other things, BACAP and BACAP Distributors, along with Columbia Management Advisors, Inc. and Columbia Funds Distributors, Inc., the investment advisor to and distributor of the Columbia Funds, respectively, to reduce Columbia Funds, Nations Funds and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions. Consistent with the terms of the settlements, the Nations Funds Boards have an independent Chairman, are comprised of at least 75% independent trustees and have engaged a senior officer with a wide range of compliance and oversight responsibilities.

Pursuant to the procedures set forth in the SEC Order, $375 million will be distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC. The independent distribution consultant has been in consultation with the staff of the SEC and has submitted a proposed plan of distribution. The SEC has not yet approved a final plan of distribution.

As a result of these matters or any adverse publicity or other developments resulting from them, including lawsuits brought by shareholders of the affected Nations Funds, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the Nations Funds.

Civil Litigation:  In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Bank of America Corporation and certain of its affiliates, including BACAP and BACAP Distributors (collectively "BAC"), Nations Funds Trust and its Board of Trustees. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Nations Funds Trust against BAC and others that asserts claims under federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action.

On February 25, 2005, BAC and other defendants filed motions to dismiss the claims in the pending cases.

On December 15, 2005, BAC and others entered into a Stipulation of Settlement of the direct and derivative claims brought on behalf of the Nations Funds shareholders. Among other contingencies, the settlement is contingent upon a minimum threshold amount being received by the Nations Fund shareholders and/or the Nations Funds mutual funds from the previously established regulatory settlement fund. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs' counsel as approved by the court. The stipulation has not yet been presented to the court for preliminary approval.

Separately, several related putative class actions have been filed against Nations Funds Trust, Columbia Funds Series Trust (as successor to Nations Funds Trust), the Bank of America Corporation and certain of its affiliates, and others in various federal courts relating to the conversion of common trust funds and the investment of assets held in fiduciary accounts at the Bank of America, N.A. in the Funds. These suits allege various claims including state law claims for breach of fiduciary duty, breach of contract, and unjust enrichment and violations of federal securities laws. One of the suits has been dismissed because the Court did not have subject matter jurisdiction and Nations Funds Trust expects to file a motion to dismiss the remaining suits as well.

Separately, a putative class action — Mehta v AIG Sun America Life Assurance Company — involving fair value pricing of mutual funds was filed in Illinois State Court, subsequently removed to federal court and then transferred to the United States District Court for the District of Maryland for coordinated or consolidated handling in the MDL. AIG SunAmerica Life Assurance Company has made demand upon Nations Separate Account Trust (as successor to Nations Annuity Trust) and BACAP (as successor to Banc of America Advisors, Inc.) for indemnification pursuant to the terms of a Fund Participation Agreement.

78

Notes to financial statements (continued)

For the year ended March 31, 2006, Columbia has assumed legal, consulting services and Trustees' fees incurred in connection with these matters as follows:

Fund	Non-Recurring Costs
Columbia Total Return Bond Fund	$1,197,707
Columbia Short Term Bond Fund	733,294

Note 10.  Proposed reorganization

The Board of Trustees of Columbia Intermediate Core Bond Fund approved a proposal to merge the Fund into Columbia Core Bond, subject to approval by shareholders of the Fund and the satisfaction of certain other conditions. The merger is expected to be completed in the third quarter of 2006.

Note 11.  Business combinations and mergers

On September 23, 2005, Nations Short-Intermediate Government Fund and Columbia Short Term Bond Fund merged into Nations Short-Term Income Fund. Class A, Class B, Class C and Class Z shares of Nations Short-Intermediate Government Fund and Columbia Short Term Bond Fund were issued in exchange for Class A, Class B, Class C and Class Z shares of Nations Short-Term Income Fund, respectively. Class D, Class G and Class T shares of Columbia Short Term Bond Fund were issued in exchange for Class C, Class Z and Class A shares of Nations Short-Term Income Fund, respectively. Nations Short-Term Income Fund received a tax-free transfer of assets from Nations Short-Intermediate Government Fund and Columbia Short Term Bond Fund as follows:

	Shares Issued	Net Assets Received	Unrealized Depreciation*
Nations Short-Intermediate Government Fund	32,022,936	$315,056,275	$(1,705,711)
Columbia Short Term Bond Fund	41,924,126	411,667,981	(2,724,126)
	Net Assets of Nations Short-Term Income Fund Prior to Combination	Net Assets of Nations Short-Intermediate Government Fund and Columbia Short Term Bond Fund Immediately Prior to Combination	Net Assets of Nations Short-Term Income Fund After Combination
	$945,397,619	$726,724,256	$1,672,121,875

*  Unrealized depreciation is included in the respective Net Assets Received.

Nations Short-Term Income Fund was then renamed Columbia Short Term Bond Fund.

On October 7, 2005, Columbia Fixed Income Securities Fund merged into Nations Bond Fund. Class A, Class B, Class C and Class Z shares of Columbia Fixed Income Securities Fund were issued in exchange for Class A, Class B, Class C and Class Z shares of Nations Bond Fund, respectively. Class D shares of Columbia Fixed Income Securities Fund were issued in exchange for Class C shares of Nations Bond Fund. Nations Bond Fund received a tax-free transfer of assets from Columbia Fixed Income Securities Fund as follows:

Shares Issued	Net Assets Received	Unrealized Depreciation*
24,207,775	$236,741,690	$(361,652)
Net Assets of Nations Bond Fund Prior to Combination	Net Assets of Columbia Fixed Income Securities Fund Immediately Prior to Combination	Net Assets of Nations Bond Fund After Combination
$1,802,681,747	$236,741,690	$2,039,423,437

*  Unrealized depreciation is included in the Net Assets Received.

79

Notes to financial statements (continued)

Nations Bond Fund was then renamed Columbia Total Return Bond Fund.

Also on October 7, 2005, Columbia Intermediate Government Income Fund merged into Nations Intermediate Bond Fund. Class A, Class B, Class C and Class Z shares of Columbia Intermediate Government Income Fund were issued in exchange for Class A, Class B, Class C and Class Z shares of Nations Intermediate Bond Fund, respectively. Class G and Class T shares of Columbia Intermediate Government Income Fund were issued in exchange for Class Z and Class A shares of Nations Intermediate Bond Fund, respectively. Nations Intermediate Bond Fund received a tax-free transfer of assets from Columbia Intermediate Government Income Fund as follows:

Shares Issued	Net Assets Received	Unrealized Depreciation*
34,378,577	$325,305,175	$(2,719,470)
Net Assets of Nations Intermediate Bond Fund Prior to Combination	Net Assets of Columbia Intermediate Government Income Fund Immediately Prior to Combination	Net Assets of Columbia Intermediate Core Bond Fund After Combination
$613,220,345	$325,305,175	$938,525,520

*  Unrealized depreciation is included in the Net Assets Received.

Nations Intermediate Bond Fund was then renamed Columbia Intermediate Core Bond Fund.

80

Columbia Funds

Report of Independent Registered Public Accounting Firm

To the Shareholders and Trustees of Columbia Funds Series Trust (formerly Nations Funds Trust)

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Total Return Bond Fund (formerly Nations Bond Fund), Columbia Short Term Bond Fund (formerly Nations Short-Term Income Fund), Columbia Intermediate Core Bond Fund (formerly Nations Intermediate Bond Fund), and Columbia High Income Fund (formerly Nations High Yield Bond Fund) (constituting part of Columbia Funds Series Trust, hereafter referred to as the "Funds") at March 31, 2006, the results of each of their operations for the year then ended, and the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
May 26, 2006

81

Columbia Funds

Tax Information  (Unaudited)

For the fiscal year ended March 31, 2006, the amount of long-term capital gains designated by Columbia Funds Series Trust were as follows:

Fund	Total long-term capital gains
Columbia Total Return Bond Fund	$3,712,014
Columbia High Income Fund	35,800,000

82

Columbia Funds Master Investment Trust

Columbia Intermediate Core Bond Master Portfolio and
Columbia High Income Master Portfolio Annual Report

  March 31, 2006

The following pages should be read in conjunction with Columbia Intermediate Core Bond and Columbia High Income Funds' Annual Report.

83

Columbia Intermediate Core Bond Master Portfolio

Investment portfolio  March 31, 2006

Par		Value
	Corporate fixed-income bonds & notes — 40.5%
	Basic materials — 1.1%
	Chemicals — 0.8%
$1,298,000	E.I. Dupont De Nemours & Co. 3.375% 11/15/07	$1,260,269
1,570,000	Eastman Chemical Co. 6.300% 11/15/18	1,538,721
435,000	Potash Corp. of Saskatchewan 4.875% 03/01/13	414,408
	Praxair, Inc.
705,000	4.750% 07/15/07	700,574
1,192,000	6.500% 03/01/08	1,214,972
1,394,000	6.625% 10/15/07	1,420,977
489,000	6.900% 11/01/06	493,502
		7,043,423
	Forest products & paper — 0.2%
1,501,000	MeadWestvaco Corp. 6.850% 04/01/12	1,546,998
	Metals & mining — 0.1%
641,000	BHP Billiton Finance USA Ltd. 4.800% 04/15/13	615,367
		9,205,788
	Communications — 4.2%
	Media — 2.0%
1,620,000	Comcast Cable Communications, Inc. 7.125% 06/15/13	1,717,918
	Comcast Corp.
2,500,000	5.850% 01/15/10	2,514,111
2,360,000	5.900% 03/15/16	2,315,788
	News America Holdings, Inc.
967,000	9.250% 02/01/13	1,137,538
	News America, Inc.
2,000,000	6.400% 12/15/35(a)	1,912,712
1,247,000	6.625% 01/09/08	1,274,129
	Time Warner, Inc.
1,195,000	6.875% 05/01/12	1,251,608
1,785,000	7.250% 09/01/08	1,853,214
10,000	8.110% 08/15/06	10,092
445,000	8.375% 07/15/33	512,850
1,727,000	9.125% 01/15/13	1,997,308
		16,497,268
	Telecommunication services — 2.2%
1,680,000	America Movil SA de CV 5.750% 01/15/15	1,631,700
905,000	Cingular Wireless LLC 7.125% 12/15/31	986,949
636,000	Cingular Wireless Services, Inc. 8.125% 05/01/12	714,075
4,091,000	France Telecom SA 7.750% 03/01/11	4,467,300

Par		Value
	Telecommunication services — (continued)
	Sprint Capital Corp.
$697,000	6.125% 11/15/08	$708,966
3,121,000	8.375% 03/15/12	3,524,528
535,000	8.750% 03/15/32	667,400
2,660,000	Telecom Italia Capital SA 5.250% 10/01/15	2,480,147
3,625,000	TELUS Corp. 7.500% 06/01/07	3,706,825
		18,887,890
		35,385,158
	Consumer cyclical — 1.6%
	Airlines — 0.1%
796,762	Continental Airlines, Inc. 7.461% 04/01/15	776,843
	Auto manufacturers — 0.4%
3,842,000	DaimlerChrysler NA Holding Corp. 4.050% 06/04/08	3,719,077
	Home builders — 0.5%
	Centex Corp.
3,190,000	4.550% 11/01/10	3,033,085
820,000	5.250% 06/15/15	761,422
		3,794,507
	Lodging — 0.3%
3,000,000	Harrah's Operating Co., Inc. 5.625% 06/01/15	2,872,732
	Retail — 0.3%
4,000	Costco Wholesale Corp. 5.500% 03/15/07	4,009
	Target Corp.
10,000	3.375% 03/01/08	9,676
802,000	5.375% 06/15/09	805,825
923,000	5.400% 10/01/08	927,717
	Wal-Mart Stores, Inc.
40,000	4.375% 07/12/07	39,632
850,000	4.550% 05/01/13	809,242
		2,596,101
		13,759,260
	Consumer non-cyclical — 2.9%
	Beverages — 0.4%
1,142,000	Anheuser-Busch Companies, Inc. 6.000% 04/15/11	1,171,349
3,000	Coca-Cola Co. 5.750% 03/15/11	3,056
2,439,000	Diageo Finance BV 3.000% 12/15/06	2,401,967
		3,576,372
	Cosmetics/personal care — 0.2%
1,847,000	Procter & Gamble Co. 4.750% 06/15/07	1,839,717

See Accompanying Notes to Financial Statements.

84

Columbia Intermediate Core Bond Master Portfolio

Investment portfolio (continued)  March 31, 2006

Par		Value
	Food — 1.1%
$2,016,000	Cadbury-Schweppes PLC 5.125% 10/01/13(a)	$1,932,695
2,357,000	Campbell Soup Co. 5.500% 03/15/07	2,360,864
2,444,000	Fred Meyer, Inc. 7.450% 03/01/08	2,528,557
1,919,000	General Mills, Inc. 2.625% 10/24/06	1,890,966
633,000	Kroger Co. 6.750% 04/15/12	659,333
		9,372,415
	Healthcare services — 0.3%
	WellPoint, Inc.
995,000	5.850% 01/15/36	941,242
1,728,000	6.375% 06/15/06	1,731,934
		2,673,176
	Household products/wares — 0.1%
621,000	Fortune Brands, Inc. 2.875% 12/01/06	610,905
	Pharmaceuticals — 0.8%
12,000	Abbott Laboratories 5.625% 07/01/06	12,014
2,112,000	GlaxoSmithKline Capital PLC 2.375% 04/16/07	2,053,919
		Wyeth
1,550,000	5.500% 02/01/14	1,527,323
3,000,000	5.500% 02/15/16	2,940,975
		6,534,231
		24,606,816
	Energy — 3.2%
	Oil & gas — 2.1%
	Amerada Hess Corp.
730,000	7.125% 03/15/33	798,397
915,000	7.300% 08/15/31	1,021,111
530,000	Devon Financing Corp. 6.875% 09/30/11	561,821
4,420,000	Marathon Oil Corp. 6.000% 07/01/12	4,524,802
1,845,000	Nexen, Inc. 5.875% 03/10/35	1,706,381
1,939,000	Pemex Project Funding Master Trust 7.875% 02/01/09	2,035,950
3,000,000	Ras Laffan Liquefied Natural Gas Co., Ltd. II 5.298% 09/30/20(a)	2,852,807
827,000	Valero Energy Corp. 6.875% 04/15/12	876,689
3,585,000	XTO Energy, Inc. 5.300% 06/30/15	3,462,018
		17,839,976
	Pipelines — 1.1%
1,219,000	CenterPoint Energy Resources Corp. 7.875% 04/01/13	1,358,697

Par		Value
	Pipelines — (continued)
$1,065,000	Consolidated Natural Gas Co. 5.375% 11/01/06	$1,064,413
1,415,000	Duke Capital LLC 4.370% 03/01/09	1,373,339
4,250,000	Kinder Morgan Finance Corp. 5.350% 01/05/11	4,184,958
1,311,000	TEPPCO Partners LP 7.625% 02/15/12	1,419,309
		9,400,716
		27,240,692
	Financials — 21.9%
	Banks — 4.8%
4,000,000	Bank One Corp. 6.000% 08/01/08	4,065,467
597,000	City National Corp. 5.125% 02/15/13	585,531
	HSBC Bank USA
5,825,000	3.875% 09/15/09	5,569,851
3,000,000	4.920% 12/14/06(b)	2,998,717
5,000	Korea Development Bank 5.250% 11/16/06	4,990
3,286,000	Popular North America, Inc. 6.125% 10/15/06	3,295,623
1,223,000	Regions Financial Corp. 6.375% 05/15/12	1,276,601
1,700,000	Scotland International Finance 4.250% 05/23/13(a)	1,575,594
738,000	SouthTrust Bank, Inc. 4.750% 03/01/13	716,684
2,015,000	Wachovia Capital Trust III 5.800% 08/29/49(b)	1,974,489
	Wachovia Corp.
3,609,000	3.500% 08/15/08	3,469,654
2,010,000	4.375% 06/01/10	1,937,794
2,116,000	4.850% 07/30/07	2,107,632
	Wells Fargo & Co.
1,965,000	4.875% 01/12/11	1,925,289
9,200,000	5.010% 09/15/09(b)	9,201,046
		40,704,962
	Diversified financial services — 13.7%
	American Express Co.
1,120,000	3.750% 11/20/07	1,094,814
907,000	4.750% 06/17/09	894,566
	American General Finance Corp.
1,022,000	2.750% 06/15/08	966,848
5,190,000	5.400% 12/01/15	5,036,494
1,829,000	Bear Stearns Companies, Inc. 4.500% 10/28/10	1,761,784
	Caterpillar Financial Services Corp.
3,705,000	4.500% 09/01/08	3,635,585
582,000	4.500% 06/15/09	568,471
1,845,000	CIT Group, Inc. 7.375% 04/02/07	1,882,068

See Accompanying Notes to Financial Statements.

85

Columbia Intermediate Core Bond Master Portfolio

Investment portfolio (continued)  March 31, 2006

Par		Value
	Diversified financial services — (continued)
	Citigroup, Inc.
$1,900,000	4.125% 02/22/10	$1,820,025
3,000,000	4.730% 05/02/08(b)	3,001,575
6,400,000	5.300% 01/07/16	6,264,066
2,111,000	6.000% 02/21/12	2,170,827
1,905,000	Countrywide Home Loans, Inc. 4.125% 09/15/09	1,822,144
1,597,000	Credit Suisse First Boston USA, Inc. 6.125% 11/15/11	1,645,380
	Ford Motor Credit Co.
5,915,000	7.375% 10/28/09	5,503,514
1,630,000	7.375% 02/01/11	1,482,992
	General Electric Capital Corp.
1,000,000	3.750% 12/15/09	948,286
3,000,000	4.375% 03/03/12	2,837,462
2,565,000	5.030% 12/15/09(b)	2,569,702
7,250,000	5.075% 06/22/09(b)	7,264,006
988,000	General Motors Acceptance Corp. 6.150% 04/05/07	965,378
	Goldman Sachs Group, Inc.
315,000	4.125% 01/15/08	309,152
3,000,000	5.350% 01/15/16	2,918,944
2,503,000	6.600% 01/15/12	2,628,190
	HSBC Finance Corp.
1,650,000	5.030% 11/16/09(b)	1,656,599
2,176,000	5.750% 01/30/07	2,183,968
3,072,000	6.375% 11/27/12	3,187,956
1,118,000	7.200% 07/15/06	1,124,290
3,200,000	International Lease Finance Corp. 4.875% 09/01/10	3,115,355
2,074,000	John Deere Capital Corp. 3.625% 05/25/07	2,036,032
	JPMorgan Chase & Co.
2,900,000	4.600% 01/17/11	2,804,440
3,382,000	5.250% 05/30/07	3,385,566
3,836,000	7.250% 06/01/07	3,924,092
	Lehman Brothers Holdings, Inc.
1,375,000	5.500% 04/04/16	1,353,891
3,802,000	7.000% 02/01/08	3,913,927
1,020,000	MassMutual Global Funding II 2.550% 07/15/08(a)	960,547
	Merrill Lynch & Co., Inc.
1,591,000	2.070% 06/12/06	1,581,674
1,319,000	3.700% 04/21/08	1,280,366
2,596,000	6.000% 02/17/09	2,645,743
	Morgan Stanley
5,000,000	4.880% 01/15/10(b)	5,018,270
295,000	5.300% 03/01/13	288,599
1,050,000	6.600% 04/01/12	1,106,672
	National Rural Utilities Cooperative Finance Corp.
1,023,000	3.250% 10/01/07	993,940
1,820,000	5.750% 08/28/09	1,841,226
1,818,000	Principal Life Global Funding 6.250% 02/15/12(a)	1,886,401

Par		Value
	Diversified financial services — (continued)
$2,860,000	Prudential Funding LLC 6.600% 05/15/08(a)	$2,929,220
3,000,000	Residential Capital Corp. 6.375% 06/30/10	3,020,167
769,000	Rio Tinto Finance USA Ltd. 2.625% 09/30/08	720,676
2,674,000	Toyota Motor Credit Corp. 2.700% 01/30/07	2,619,336
		115,571,226
	Insurance — 0.9%
16,000	Allstate Corp. 6.125% 02/15/12	16,495
	Hartford Financial Services Group, Inc.
590,000	2.375% 06/01/06	587,511
1,120,000	4.625% 07/15/13	1,055,158
3,635,000	ING Groep NV 5.775% 12/29/49(b)	3,535,052
510,000	Marsh & McLennan Companies, Inc. 3.625% 02/15/08	492,768
1,524,000	Metlife, Inc. 5.375% 12/15/12	1,506,336
398,000	Unitrin, Inc. 4.875% 11/01/10	381,397
		7,574,717
	Real estate — 0.1%
356,000	ERP Operating LP 5.200% 04/01/13	346,386
	Real estate investment trusts — 1.7%
3,200,000	Archstone-Smith Trust 5.750% 03/15/16	3,170,481
1,744,000	Camden Property Trust 5.375% 12/15/13	1,693,803
	Health Care Property Investors, Inc.
612,000	6.450% 06/25/12	630,889
795,000	7.072% 06/08/15	850,130
3,000,000	iStar Financial, Inc. 5.800% 03/15/11	2,996,257
	Simon Property Group LP
1,750,000	4.875% 08/15/10	1,704,754
3,250,000	5.750% 12/01/15(a)	3,189,962
		14,236,276
	Savings & loans — 0.7%
1,283,000	Golden West Financial Corp. 4.750% 10/01/12	1,231,146
2,610,000	Washington Mutual Bank 5.125% 01/15/15	2,470,438
	Washington Mutual, Inc.
2,008,000	4.625% 04/01/14	1,833,181
335,000	5.625% 01/15/07	335,039
		5,869,804
		184,303,371

See Accompanying Notes to Financial Statements.

86

Columbia Intermediate Core Bond Master Portfolio

Investment portfolio (continued)  March 31, 2006

Par		Value
	Industrials — 0.8%
	Aerospace & defense — 0.3%
$252,000	General Dynamics Corp. 4.500% 08/15/10	$243,761
483,000	Goodrich Corp. 7.625% 12/15/12	532,583
1,106,000	Northrop Grumman Corp. 7.125% 02/15/11	1,176,380
700,000	Raytheon Co. 5.375% 04/01/13	691,652
		2,644,376
	Environmental control — 0.2%
1,195,000	Waste Management, Inc. 7.375% 08/01/10	1,275,823
	Machinery-construction & mining — 0.0%
7,000	Caterpillar, Inc. 6.550% 05/01/11	7,350
	Transportation — 0.3%
	Burlington Northern Santa Fe Corp.
1,250,000	4.875% 01/15/15	1,189,115
1,139,000	6.750% 07/15/11	1,206,595
60,000	7.950% 08/15/30	74,773
397,000	Canadian National Railroad Co. 6.375% 10/15/11	414,856
		2,885,339
		6,812,888
	Technology — 0.4%
	Computers — 0.4%
1,942,000	Hewlett-Packard Co. 5.750% 12/15/06	1,948,497
1,500,000	International Business Machines Corp. 3.800% 02/01/08	1,461,616
		3,410,113
	Utilities — 4.4%
	Electric — 4.0%
1,800,000	American Electric Power Co., Inc. 5.375% 03/15/10	1,783,344
780,000	Appalachian Power Co. 3.600% 05/15/08	751,131
1,100,000	Carolina Power & Light Co. 5.125% 09/15/13	1,061,809
1,250,000	Commonwealth Edison Co. 4.700% 04/15/15	1,154,120
1,600,000	Consolidated Edison Co. of New York 7.150% 12/01/09	1,695,510
	Dominion Resources, Inc.
571,000	5.000% 03/15/13	541,940
2,830,000	5.265% 09/28/07(b)	2,833,796
2,400,000	Duke Energy Corp. 5.300% 10/01/15	2,338,367

Par		Value
	Electric — (continued)
$525,000	Duquesne Light Co. 6.700% 04/15/12	$554,656
3,782,000	FirstEnergy Corp. 6.450% 11/15/11	3,918,340
950,380	FPL Energy National Wind LLC 5.608% 03/10/24(a)	913,583
	Midamerican Energy Holdings Co.
1,483,000	5.000% 02/15/14	1,414,845
2,320,000	6.125% 04/01/36(a)	2,271,257
348,000	Ohio Edison Co. 4.000% 05/01/08	337,907
908,000	Pacific Gas & Electric Co. 4.200% 03/01/11	855,241
571,000	Pepco Holdings, Inc. 5.500% 08/15/07	571,341
3,330,000	Progress Energy, Inc. 6.050% 04/15/07	3,346,753
629,000	Public Service Electric & Gas Co. 4.000% 11/01/08	608,411
3,000,000	Scottish Power PLC 4.910% 03/15/10	2,933,867
589,000	TransAlta Corp. 5.750% 12/15/13	583,780
2,373,000	TXU Energy Co. LLC 7.000% 03/15/13	2,471,464
1,032,000	Virginia Electric & Power Co. 5.375% 02/01/07	1,031,322
		33,972,784
	Gas — 0.4%
3,000,000	Atmos Energy Corp. 4.000% 10/15/09	2,850,220
		36,823,004
	Total corporate fixed-income bonds & notes (Cost of $347,752,605)	341,547,090
	Government & agency obligations — 26.7%
	Foreign government obligations — 1.5%
1,073,000	Hellenic Republic of Greece 6.950% 03/04/08	1,105,626
3,188,000	Quebec Province 6.125% 01/22/11	3,291,509
1,163,000	Republic of Italy 2.750% 12/15/06	1,146,763
969,000	Republic of South Africa 6.500% 06/02/14	1,012,799
5,925,000	United Mexican States 6.625% 03/03/15	6,182,738
		12,739,435
	U.S. government agencies — 10.9%
	Federal Home Loan Bank
1,800,000	3.625% 11/14/08	1,736,993
3,500,000	3.875% 06/14/13	3,227,045

See Accompanying Notes to Financial Statements.

87

Columbia Intermediate Core Bond Master Portfolio

Investment portfolio (continued)  March 31, 2006

Par		Value
	U.S. government agencies — (continued)
	Federal Home Loan Mortgage Corp.
$575,000	3.500% 04/01/08	$557,974
3,550,000	3.600% 07/07/10	3,340,639
28,500,000	3.875% 01/12/09	27,595,096
2,000,000	4.000% 09/22/09	1,927,960
295,000	4.750% 11/17/15	285,049
7,825,000	5.000% 01/30/14	7,614,030
365,000	6.000% 06/15/11	378,894
3,301,000	6.625% 09/15/09	3,454,305
	Federal National Mortgage Association
5,000,000	2.500% 01/30/07	4,894,105
2,510,000	3.250% 11/15/07	2,438,721
19,890,000	3.250% 02/15/09	18,912,566
2,640,000	4.125% 04/15/14	2,460,525
10,000,000	4.300% 06/30/08	9,839,770
880,000	6.000% 05/15/11	912,314
2,560,420	Small Business Administration 6.000% 09/01/18	2,601,223
		92,177,209
	U.S. government obligations — 14.3%
600,000	U.S. Treasury Bonds 12.000% 08/15/13	695,320
	U.S. Treasury Notes
24,349,000	4.250% 08/15/15	23,195,272
31,839,000	4.375% 01/31/08(c)	31,574,100
62,024,000	4.500% 02/28/11	61,120,310
4,000,000	U.S. Treasury STRIPS (d)11/15/08	3,529,500
		120,114,502
	Total government & agency obligations (Cost of $228,428,047)	225,031,146
	Collateralized mortgage obligations — 11.0%
	Agency — 7.1%
	Federal Home Loan Mortgage Corp.
5,000,000	4.000% 05/15/14	4,870,769
2,092,221	5.000% 08/15/16	2,074,906
	I.O.:
1,754,825	5.500% 01/15/23(e)	77,610
2,020,356	5.500% 05/15/27(e)	168,657
	Federal National Mortgage Association
5,000,000	4.717% 08/25/12	4,814,975
1,782,287	5.000% 07/25/16	1,765,011
2,818,360	5.500% 08/25/17	2,788,541
3,944,152	5.500% 09/25/35	3,898,777
2,624,000	6.000% 04/25/17	2,662,301
	Government National Mortgage Association
3,000,000	4.374% 04/16/33	2,854,825
1,500,000	4.486% 10/16/25	1,446,685
4,550,000	4.763% 01/16/25	4,497,614

Par		Value
	Agency — (continued)
	Small Business Administration
$8,909,973	4.340% 03/01/24	$8,277,904
2,342,159	4.500% 03/01/23	2,211,591
3,267,785	4.890% 09/01/22	3,166,394
3,694,698	5.180% 05/01/24	3,625,937
3,632,746	5.240% 08/01/23	3,583,454
3,828,582	5.310% 08/01/22	3,798,406
3,282,817	5.660% 07/01/22	3,311,151
	Vendee Mortgage Trust
	I.O.:
12,277,631	0.303% 03/15/29(b)(e)	83,784
9,540,866	0.444% 09/15/27(b)(e)	105,453
		60,084,745
	Non-agency — 3.9%
2,350,690	Chaseflex Trust 5.500% 02/25/35	2,309,421
	Citigroup Mortgage Loan Trust, Inc.
		(g)08/25/35
2,800,000	(5.517% 04/25/06)	2,726,251
		(g)08/25/35
1,885,000	(5.666% 04/25/06)	1,831,983
4,816,154	Countrywide Alternative Loan Trust 5.500% 09/25/35	4,580,244
3,440,757	First Horizon Alternative Mortgage Securities 6.000% 01/25/35	3,418,315
2,989,681	GMAC Mortgage Corp. Loan Trust 5.667% 04/19/36(b)	2,936,754
	JPMorgan Mortgage Trust
1,576,739	4.977% 07/25/34(b)	1,527,921
3,500,000	5.012% 10/25/35(b)	3,414,383
5,377,240	Residential Accredit Loans, Inc. 5.500% 02/25/35	5,299,878
327,062	Rural Housing Trust 6.330% 04/01/26	323,992
1,997,700	Suntrust Alternative Loan Trust 6.066% 12/25/35(a)	1,946,991
2,500,000	Washington Mutual, Inc. 4.678% 04/25/35(b)	2,436,905
		32,753,038
	Total collateralized mortgage obligations (Cost of $95,741,042)	92,837,783
	Mortgage-backed securities — 8.9%
	Federal Home Loan Mortgage Corp.
1,667,421	5.000% 12/01/13	1,632,159
10,474,425	5.000% 10/01/35	9,968,539
1,562,462	5.500% 02/01/18	1,552,880
115,088	5.500% 03/01/18	114,382
93,901	5.500% 03/01/33	91,863
477,463	6.500% 04/01/32	487,749
75,209	7.000% 12/01/10	77,351
180,270	7.500% 10/01/29	188,580

See Accompanying Notes to Financial Statements.

88

Columbia Intermediate Core Bond Master Portfolio

Investment portfolio (continued)  March 31, 2006

Par		Value
	Mortgage-backed securities — (continued)
	Federal National Mortgage Association
$252,233	5.000% 05/01/09	$249,391
2,472,076	5.240% 09/01/12	2,438,329
193,372	5.449% 08/01/36(b)	196,152
83,877	6.000% 04/01/11	84,597
917,357	6.000% 04/01/13	929,654
429,624	6.000% 06/01/14	435,640
1,056,630	6.000% 12/01/31	1,067,638
8,164,441	6.000% 04/01/35	8,168,812
1,358,419	6.120% 10/01/08	1,307,248
116,069	6.500% 05/01/11	118,442
118,195	6.500% 06/01/13	120,982
453,212	6.500% 08/01/31	463,685
240,501	6.500% 09/01/31	246,058
832,012	6.565% 12/01/07	840,581
744,367	6.600% 11/01/07	751,738
60,795	7.500% 10/01/15	63,608
2,806,570	7.785% 02/01/19	2,988,042
6,214	8.000% 07/01/07	6,303
65	8.000% 12/01/09	66
396,940	8.000% 12/01/29	423,148
26,497	8.000% 02/01/30	28,269
14,013	8.000% 03/01/30	14,950
8,109	8.000% 04/01/30	8,651
19,351	8.000% 05/01/30	20,645
205,557	10.000% 10/01/20	227,590
244,483	10.000% 12/01/20	270,630
	TBA:
6,417,000	4.500% 04/18/21(h)	6,134,254
6,750,000	5.000% 04/18/21(h)	6,579,144
6,250,000	5.500% 04/18/21(h)	6,210,938
11,340,000	5.500% 04/12/36(h)	11,056,500
5,650,000	6.500% 04/12/36(h)	5,755,938
	Government National Mortgage Association
398,965	4.375% 04/20/22(b)	399,771
101,918	4.750% 07/20/21(b)	102,662
12,532	5.500% 12/15/13	12,559
57,508	5.500% 01/15/14	57,612
111,967	5.500% 02/15/14	112,169
243,811	5.500% 03/15/14	244,251
229,837	5.500% 04/15/14	230,252
243,193	5.500% 05/15/14	243,633
258,640	5.500% 06/15/14	259,108
43,840	6.500% 06/15/11	44,911
15,602	6.500% 08/15/12	15,989
1,235	6.500% 06/15/13	1,267
36,095	6.500% 07/15/13	37,033
141,447	6.500% 09/15/13	145,121
301,169	6.500% 10/15/13	308,991
4,457	6.500% 11/15/13	4,573
116,822	7.000% 05/15/12	120,838
53,787	7.000% 09/15/13	55,636
48,774	7.000% 10/15/23	50,823

Par		Value
	Mortgage-backed securities — (continued)
$327,226	7.000% 12/15/28	$341,224
15,233	7.500% 02/15/27	16,007
563,120	7.500% 09/15/29	591,043
84,137	9.000% 11/15/17	90,192
9,074	9.500% 09/15/16	9,908
2,074	9.500% 08/15/20	2,284
2,816	9.500% 12/15/20	3,102
3,942	10.000% 05/15/16	4,335
17,636	10.000% 07/15/17	19,390
14,263	10.000% 08/15/17	15,681
721	10.000% 08/15/18	792
32,020	11.500% 06/15/13	35,281
	Total mortgage-backed securities (Cost of $75,043,563)	74,897,564
	Asset-backed securities — 7.8%
	AmeriCredit Automobile Receivables Trust
3,500,000	3.930% 10/06/11	3,388,489
2,500,000	4.730% 07/06/10	2,457,978
2,550,000	Bay View Auto Trust 5.310% 06/25/14	2,517,635
5,811,000	BMW Vehicle Owner Trust 3.320% 02/25/09	5,675,716
4,274	Bombardier Capital Mortgage Securitization Corp. 6.230% 04/15/28	4,241
2,125,000	Carmax Auto Owner Trust 5.370% 06/15/12	2,102,885
1,725,000	Chase Manhattan Auto Owner Trust 2.830% 09/15/10	1,659,984
2,500,000	CitiFinancial Mortgage Securities, Inc. (g)04/25/34 (2.645% 04/25/06)	2,401,954
2,950,000	Credit-Based Asset Servicing and Securitization (g)11/25/35 (5.545% 04/25/06)	2,897,348
2,500,000	Discover Card Master Trust 5.750% 12/15/08	2,503,408
42,443	First Plus Home Loan Trust (g)05/10/24 (7.720% 05/10/06)	42,496
3,500,000	Ford Credit Auto Owner Trust 4.080% 06/15/10	3,392,286
	GE Equipment Small Ticket LLC
1,800,000	4.620% 12/22/14(a)	1,768,275
5,000,000	5.120% 06/22/15(a)	4,973,450
820,063	Green Tree Financial Corp. 8.250% 07/15/27	800,584
2,000,000	GSAA Trust 4.316% 11/25/34(b)	1,952,230

See Accompanying Notes to Financial Statements.

89

Columbia Intermediate Core Bond Master Portfolio

Investment portfolio (continued)  March 31, 2006

Par		Value
	Asset-backed securities — (continued)
$2,650,000	Hyundai Auto Receivables Trust 4.200% 02/15/12	$2,575,433
3,651,000	JPMorgan Mortgage Acquisition Corp. (g)10/25/35 (5.627% 04/25/06)	3,596,813
3,000,000	Long Beach Auto Receivables Trust 4.522% 06/15/12	2,943,767
5,000,000	Memory Lane Advance Receivables Backed Notes 5.027% 10/24/14(a)	4,937,050
3,250,000	Renaissance Home Equity Loan Trust (g)02/25/36 (5.565% 04/25/06)	3,237,457
	Residential Asset Mortgage Products, Inc.
1,422,603	2.870% 08/25/30(b)	1,408,149
1,100,000	3.981% 04/25/29	1,071,905
		(g)10/25/34
2,000,000	(5.670% 04/25/06)	1,906,780
2,500,000	Residential Funding Mortgage Securities II, Inc. (g)09/25/35 (5.110% 04/25/06)	2,434,686
3,500,000	WFS Financial Owner Trust 4.620% 11/19/12	3,433,640
	Total asset-backed securities (Cost of $67,581,544)	66,084,639
	Commercial mortgage-backed securities — 3.9%
3,765,000	Citigroup Commercial Mortgage Trust 4.733% 10/15/41	3,559,691
3,000,000	Greenwich Capital Commercial Funding Corp. 5.301% 04/10/37(b)	2,921,952
	JPMorgan Chase Commercial Mortgage Securities Corp.
3,126,318	4.134% 10/15/37	2,983,436
3,000,000	4.780% 07/15/42	2,815,665
2,000,000	4.878% 01/15/42	1,903,984
2,500,000	5.150% 08/15/42(a)(b)	2,313,085
2,315,000	LB-UBS Commercial Mortgage Trust 5.124% 11/15/32(b)	2,254,863
11,033,616	Merrill Lynch Mortgage Investors, Inc. 1.029% 12/15/30(b)	284,457
5,905,000	Merrill Lynch/Countrywide Commercial Mortgage Trust 5.720% 02/12/39 I.O.(b)(i)	5,935,411
7,949,000	Morgan Stanley Capital I 4.970% 12/15/41	7,646,254
	Total commercial mortgage-backed securities (Cost of $34,016,018)	32,618,798

Par		Value
	Short-term obligations — 4.3%
	U.S. government agencies & obligations — 4.3%
	Federal Home Loan Bank
$19,417,000	4.450% 04/18/06(j)	$19,376,197
16,990,000	4.460% 04/12/06(j)	16,966,847
		36,343,044
Total short-term obligations (Cost of $36,343,044)		36,343,044
Total investments (Cost of $884,905,863)(k)	103.1%	869,360,064
Other assets & liabilities, net	(3.1)%	(26,392,900)
Net assets	100.0%	$842,967,164

Notes to Investment Portfolio:

(a)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2006, these securities, which are not illiquid, amounted to $36,363,629, which represents 4.3% of net assets.

(b)  The interest rate shown on floating rate or variable rate securities reflects the rate at March 31, 2006.

(c)  Security pledged as collateral for open futures contracts.

(d)  Zero coupon bond.

(e)  Accrued interest accumulates in the value of this security and is payable at redemption.

(f)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws or in transactions exempt from registration. At March 31, 2006, the value of these securities represents less than 0.1% of net assets.

(g)  Step bond. Shown parenthetically is the next interest rate to be paid and the date the Fund will begin accruing at this rate.

(h)  Security, or a portion thereof, purchased on a delayed delivery basis.

(i)  Accrued interest accumulates in the value of this security and is payable at redemption.

(j)  The rate shown represents the annualized yield at the date of purchase.

(k)  Cost for federal income tax purposes is $885,202,376.

At March 31, 2006, the portfolio held the following sectors:

Sector	% of Net Assets
Corporate fixed-income bonds & notes	40.5%
Government & agency obligations	26.7
Collateralized mortgage obligations	11.0
Mortgage-backed securities	8.9
Asset-backed securities	7.8
Commercial mortgage-backed securities	3.9
Short-term obligations	4.3
Other assets & liabilities, net	(3.1)
100.0%

At March 31, 2006, the Fund held the following open long futures contract:

Type	Contracts	Value	Aggregate Face Value	Expiration Date	Unrealized Appreciation
10-Year U.S. Treasury Notes	27	$2,907,018	$2,872,547	Jun-06	$34,471

Acronym	Name
I.O. STRIPS	Interest Only Separate Trading of Registered Interest and Principal of Securities

TBA	To Be Announced

See Accompanying Notes to Financial Statements.

90

Columbia High Income Master Portfolio

Investment portfolio  March 31, 2006

Par		Value
	Corporate fixed-income bonds & notes — 78.6%
	Basic materials — 7.4%
	Chemicals — 2.9%
	Agricultural chemicals — 1.1%
$910,000	IMC Global, Inc. 10.875% 08/01/13	$1,041,950
8,140,000	Terra Capital, Inc. 12.875% 10/15/08	9,401,700
		10,443,650
	Chemicals-diversified — 1.3%
	EquiStar Chemicals LP
765,000	10.125% 09/01/08	812,813
4,635,000	10.625% 05/01/11	5,017,387
	Lyondell Chemical Co.
2,424,000	9.500% 12/15/08	2,520,960
1,830,000	10.500% 06/01/13	2,026,725
2,040,000	NOVA Chemicals Corp. 7.561% 11/15/13(a)	2,040,000
		12,417,885
	Chemicals-specialty — 0.5%
2,925,000	EquiStar Chemicals LP 7.550% 02/15/26	2,515,500
3,525,000	Millennium America, Inc. 7.625% 11/15/26	3,013,875
		5,529,375
		28,390,910
	Forest products & paper — 2.7%
	Forestry — 0.5%
	Tembec Industries, Inc.
1,815,000	7.750% 03/15/12	1,025,475
1,145,000	8.500% 02/01/11	669,825
5,485,000	8.625% 06/30/09	3,304,713
		5,000,013
	Paper & related products — 2.2%
1,645,000	Abitibi-Consolidated, Inc. 8.850% 08/01/30	1,476,387
935,000	Bowater Canada Finance 7.950% 11/15/11	932,663
	Bowater, Inc.
140,000	9.375% 12/15/21	142,800
105,000	9.500% 10/15/12	109,725
	Georgia-Pacific Corp.
2,930,000	7.750% 11/15/29	2,871,400
4,035,000	8.000% 01/15/24	4,075,350
7,610,000	8.875% 05/15/31	8,171,237
4,165,000	Pope and Talbot, Inc. 8.375% 06/01/13	2,936,325
		20,715,887
		25,715,900
	Iron/steel — 1.8%
	Steel-producers — 0.3%
3,200,000	United States Steel LLC 10.750% 08/01/08	3,520,000

Par		Value
	Steel-specialty — 1.5%
$3,850,000	Allegheny Ludlum Corp. 6.950% 12/15/25	$3,994,375
5,490,000	Allegheny Technologies, Inc. 8.375% 12/15/11	5,942,925
4,005,000	UCAR Finance, Inc. 10.250% 02/15/12	4,275,338
		14,212,638
		17,732,638
		71,839,448
	Communications — 13.9%
	Internet — 0.0%
	Web hosting/design — 0.0%
475,639	Globix Corp. PIK, 11.000% 05/01/08(b)(c)(d)	442,344
	Media — 5.0%
	Cable TV — 0.8%
1,675,000	ONO Finance 10.500% 05/15/14(c)	2,192,235
6,060,000	Shaw Communications, Inc. 7.500% 11/20/13	5,612,966
		7,805,201
	Multimedia — 0.6%
5,417,051	CanWest Media, Inc. 8.000% 09/15/12	5,552,477
	Publishing-books — 1.0%
4,490,000	Houghton Mifflin Co. 7.200% 03/15/11	4,624,700
5,605,000	Morris Publishing Group LLC 7.000% 08/01/13	5,282,712
		9,907,412
	Publishing-newspapers — 1.2%
		Hollinger, Inc.
1,085,000	11.875% 03/01/11(c)	1,086,356
4,225,000	12.875% 03/01/11(b)(c)	4,404,563
1,780,000	Medianews Group, Inc. 6.875% 10/01/13	1,673,200
3,800,000	Sun Media Corp. 7.625% 02/15/13	3,914,000
		11,078,119
	Publishing-periodicals — 0.4%
516,000	Dex Media East LLC 12.125% 11/15/12	590,820
	Ziff Davis Media, Inc.
3,090,000	10.680% 05/01/12(a)	2,556,975
	PIK, Series B,
1,461,302	13.000% 08/12/09(d)	805,543
		3,953,338
	Television — 1.0%
	Paxson Communications Corp.
5,235,000	7.777% 01/15/12(a)(c)	5,274,263
4,225,000	10.777% 01/15/13(a)(c)	4,182,750
		9,457,013
		47,753,560

See Accompanying Notes to Financial Statements.

91

Columbia High Income Master Portfolio

Investment portfolio (continued)  March 31, 2006

Par		Value
	Telecommunication services — 8.9%
	Cellular telecommunications — 2.0%
$1,935,000	Centennial Cellular Operating Co./ Centennial Communications Corp. 10.125% 06/15/13	$2,113,987
	Dobson Cellular Systems, Inc.
980,000	8.375% 11/01/11	1,036,350
1,970,000	9.430% 11/01/11(a)	2,038,950
1,725,000	9.875% 11/01/12	1,884,563
6,445,000	Millicom International Cellular SA 10.000% 12/01/13	7,145,894
1,735,000	Rogers Cantel, Inc. 9.750% 06/01/16	2,112,362
3,655,000	Triton PCS, Inc. 8.500% 06/01/13	3,453,975
		19,786,081
	Satellite telecommunications — 1.6%
5,755,000	Inmarsat Finance II PLC (e)11/15/12 (10.375% 11/15/08)	4,913,331
	Intelsat Subsidiary Holding Co., Ltd.
3,130,000	8.250% 01/15/13	3,184,775
4,660,000	9.614% 01/15/12(a)	4,764,850
1,164,000	Loral Cyberstar, Inc. 10.000% 07/15/06(f)(g)	—
2,268,000	PanAmSat Corp. 9.000% 08/15/14	2,381,400
		15,244,356
	Telecommunication equipment — 0.9%
	Lucent Technologies, Inc.
4,350,000	5.500% 11/15/08	4,306,500
4,190,000	6.450% 03/15/29	3,791,950
805,000	6.500% 01/15/28	718,463
		8,816,913
	Telecommunication services — 1.8%
944,357	Colo.Com, Inc. 13.875% 03/15/10(c)(f)(g)(h)	—
3,250,000	Mobifon Holdings BV 12.500% 07/31/10	3,749,688
3,210,000	Telcordia Technologies, Inc. 10.000% 03/15/13(c)	2,937,150
10,005,000	US West Communications 8.875% 06/01/31	10,430,212
		17,117,050
	Telephone-integrated — 2.6%
1,010,000	Qwest Capital Funding, Inc. 7.750% 08/15/06	1,013,788
	Qwest Communications International, Inc.
7,135,000	7.250% 02/15/11	7,313,375
4,435,000	7.500% 11/01/08	4,357,387

Par		Value
	Telephone-integrated — (continued)
	Qwest Corp.
$165,000	5.625% 11/15/08	$162,938
6,500,000	6.950% 06/30/10(i)	6,616,480
2,950,000	7.125% 11/15/43	2,839,375
1,410,000	7.250% 09/15/25	1,445,250
1,130,000	8.875% 03/15/12	1,265,600
		25,014,193
		85,978,593
		134,174,497
	Consumer cyclical — 11.3%
	Airlines — 1.5%
	Airlines — 1.5%
727,015	American Airlines, Inc. 7.377% 05/23/19	675,215
	Delta Air Lines, Inc.
13,869,000	8.300% 12/15/29(j)	3,605,940
715,000	9.250% 03/15/22(j)	178,750
2,335,000	9.750% 05/15/21(j)	583,750
1,945,000	10.000% 08/15/08(j)	486,250
4,295,000	10.375% 02/01/11(j)	1,116,700
2,990,000	10.375% 12/15/22(j)	747,500
	Northwest Airlines, Inc.
1,035,000	7.875% 03/15/08(j)	463,163
260,000	8.700% 03/15/07(j)	116,350
250,553	8.970% 01/02/15(j)	100,847
6,335,000	9.875% 03/15/07(j)	2,929,938
9,205,000	10.000% 02/01/09(j)	3,958,150
		14,962,553
	Auto parts & equipment — 2.7%
	Auto/truck parts & equipment-original — 0.6%
	Collins & Aikman Products Co.
1,535,000	10.750% 12/31/11(j)	506,550
7,960,000	12.875% 08/15/12(c)(j)	477,600
	Tenneco Automotive, Inc.
2,745,000	8.625% 11/15/14	2,745,000
1,970,000	10.250% 07/15/13	2,186,700
		5,915,850
	Rubber-tires — 2.1%
	Goodyear Tire & Rubber Co.
982,000	6.375% 03/15/08	982,000
1,905,000	6.625% 12/01/06	1,907,381
5,000,000	7.060% 04/30/10(i)	5,067,700
10,570,000	11.250% 03/01/11	11,838,400
		19,795,481
		25,711,331
	Entertainment — 1.1%
	Gambling (non-hotel) — 0.4%
845,000	Isle of Capri Casinos, Inc. 9.000% 03/15/12	895,700
2,627,000	Jacobs Entertainment, Inc. 11.875% 02/01/09	2,781,336
		3,677,036

See Accompanying Notes to Financial Statements.

92

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Investment portfolio (continued)  March 31, 2006

Par		Value
	Motion pictures & services — 0.0%
$328,022	United Artists Theatre Circuit, Inc. 9.300% 07/01/15(b)(f)	$321,462
	Music — 0.2%
1,485,000	Warner Music Group 7.375% 04/15/14	1,470,150
	Resorts/theme parks — 0.5%
	Six Flags, Inc.
2,980,000	9.625% 06/01/14	3,006,075
1,910,000	9.750% 04/15/13	1,933,875
		4,939,950
		10,408,598
	Lodging — 2.0%
	Casino hotels — 1.3%
310,000	Caesars Entertainment, Inc. 9.375% 02/15/07	320,075
1,475,000	Chukchansi Economic Development Authority 8.000% 11/15/13(c)	1,508,188
3,920,000	Galaxy Entertainment Finance Co., Ltd. 9.875% 12/15/12(c)	4,086,600
	Mandalay Resort Group
2,825,000	9.500% 08/01/08	3,043,937
540,000	10.250% 08/01/07	569,700
2,245,000	MGM Mirage 9.750% 06/01/07	2,323,575
774,835	Trump Entertainment Resorts, Inc. 8.500% 06/01/15	753,527
		12,605,602
	Hotels & motels — 0.7%
1,460,000	Gaylord Entertainment Co. 8.000% 11/15/13	1,525,700
	ITT Corp.
3,455,000	7.375% 11/15/15	3,748,675
1,015,000	7.750% 11/15/25	1,037,837
		6,312,212
		18,917,814
	Retail — 3.4%
	Multilevel direct selling — 0.3%
2,952,000	Jafra Cosmetics International, Inc./Distribuidora Commerical Jaffra SA de CV 10.750% 05/15/11	3,202,920
	Retail-miscellaneous/ diversified — 0.6%
2,095,000	Harry & David Holdings, Inc. 9.000% 03/01/13	2,003,344
3,322,785	Neiman Marcus 7.340% 04/06/13	3,368,174
		5,371,518

Par		Value
	Retail-propane distributors — 1.1%
$10,340,000	Star Gas Partners LP/Star Gas Finance Co. 10.250% 02/15/13	$10,701,900
	Retail-toy store — 1.4%
	Toys R Us, Inc.
8,975,000	7.625% 08/01/11	7,516,562
6,210,000	8.750% 09/01/21	5,783,063
		13,299,625
		32,575,963
	Textiles — 0.6%
	Textile-products — 0.6%
5,740,000	INVISTA 9.250% 05/01/12(c)	6,141,800
		108,718,059
	Consumer non-cyclical — 7.9%
	Commercial services — 3.5%
	Commercial services — 0.8%
1,877,011	Jostens Corp., Series C, 7.318% 10/04/11(i)	1,901,263
3,895,000	Language Line Holdings, Inc. 11.125% 06/15/12	3,641,825
2,380,000	Vertrue, Inc. 9.250% 04/01/14	2,427,600
		7,970,688
	Commercial services- finance — 0.5%
305,000	Cardtronics, Inc. 9.250% 08/15/13(c)	303,856
3,860,000	Dollar Financial Group, Inc. 9.750% 11/15/11	4,043,350
		4,347,206
	Diversified operations/ commercial services — 0.4%
3,565,000	Chemed Corp. 8.750% 02/24/11	3,761,075
	Marine services — 0.2%
2,295,000	Great Lakes Dredge & Dock Corp. 7.750% 12/15/13	2,157,300
	Printing-commercial — 0.9%
2,195,000	American Color Graphics, Inc. 10.000% 06/15/10	1,558,450
4,299,000	Phoenix Color Corp. 11.000% 02/01/09	4,057,181
3,240,000	Vertis, Inc. 9.750% 04/01/09	3,321,000
		8,936,631
	Protection-safety — 0.5%
4,690,000	Protection One Alarm Monitoring 8.125% 01/15/09	4,525,850

See Accompanying Notes to Financial Statements.

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Investment portfolio (continued)  March 31, 2006

Par		Value
	Rental auto/equipment — 0.2%
$1,895,000	Williams Scotsman, Inc. 8.500% 10/01/15	$1,940,006
		33,638,756
	Food — 1.6%
	Food-meat products — 0.8%
	Swift & Co.
4,300,000	10.125% 10/01/09	4,450,500
3,345,000	12.500% 01/01/10	3,353,363
		7,803,863
	Food-miscellaneous/ diversified — 0.8%
	Chiquita Brands International, Inc.
1,010,000	7.500% 11/01/14	886,275
2,225,000	8.875% 12/01/15	2,074,812
1,010,000	Doane Pet Care Co. 10.625% 11/15/15	1,070,600
3,960,000	Pinnacle Foods Holding Corp. 8.250% 12/01/13	3,920,400
		7,952,087
		15,755,950
	Healthcare services — 1.7%
	Medical products — 0.2%
2,105,000	Fisher Scientific International, Inc. 6.125% 07/01/15	2,055,006
	Medical-hospitals — 0.7%
	HCA, Inc.
2,285,000	7.500% 11/15/95	2,003,969
90,000	7.750% 07/15/36	87,922
4,075,000	8.360% 04/15/24	4,273,059
		6,364,950
	Medical-nursing homes — 0.2%
1,400,000	Skilled Healthcare Group 11.000% 01/15/14(c)	1,459,500
	Physician practice management — 0.6%
5,780,000	Ameripath, Inc. 10.500% 04/01/13	6,155,700
		16,035,156
	Household products/wares — 0.8%
	Consumer products- miscellaneous — 0.5%
	Spectrum Brands, Inc.
1,000,000	7.375% 02/01/15	870,000
4,115,000	8.500% 10/01/13	3,837,237
		4,707,237
	Office supplies & forms — 0.3%
3,175,000	ACCO Brands Corp. 7.625% 08/15/15	3,024,188
		7,731,425

Par		Value
	Pharmaceuticals — 0.3%
	Medical-drugs — 0.3%
	Warner Chilcott Corp. Series B
$1,351,128	7.358% 01/18/12(i)	$1,362,221
		Series C
544,439	7.277% 01/18/11(i)	548,908
		Series D
251,515	7.277% 01/18/12(i)	253,580
55,205	Warner Chilcott Dovobet Delay 7.440% 01/01/12(i)	55,661
276,025	Warner Chilcott Dovonex Delayed Draw 7.360% 01/21/12(i)	278,302
		2,498,672
		75,659,959
	Diversified — 0.0%
	Holding companies- diversified — 0.0%
	Special purpose aquisitions — 0.0%
398,000	ESI Tractebel Acquisition Corp. 7.990% 12/30/11	412,925
	Energy — 7.7%
	Energy-alternate sources — 0.0%
	Energy-alternate sources — 0.0%
2,813	Salton SEA Funding 8.300% 05/30/11(b)	2,919
	Oil & gas — 5.2%
	Oil & gas drilling — 0.9%
5,885,000	Parker Drilling Co. 9.625% 10/01/13	6,554,419
2,485,000	Pride International, Inc. 7.375% 07/15/14	2,634,100
		9,188,519
	Oil companies-exploration & production — 4.3%
580,000	Belden & Blake Corp. 8.750% 07/15/12	600,300
2,140,000	Chaparral Energy, Inc. 8.500% 12/01/15(c)	2,236,300
1,885,000	Chesapeake Energy Corp. 6.875% 11/15/20(c)	1,913,275
11,830,000	El Paso Natural Gas 7.750% 06/01/13	12,303,200
3,350,000	Forest Oil Corp. 8.000% 12/15/11	3,618,000
195,000	Hilcorp Energy LP/Hilcorp Finance Co. 10.500% 09/01/10(c)	214,988
3,813,000	Mission Resources Corp. 9.875% 04/01/11	4,070,377
	Newfield Exploration Co.
390,000	7.625% 03/01/11	414,375
390,000	8.375% 08/15/12	418,275

See Accompanying Notes to Financial Statements.

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Investment portfolio (continued)  March 31, 2006

Par		Value
	Oil companies-exploration & production — (continued)
$65,000	Petroquest Energy, Inc. 10.375% 05/15/12	$68,900
1,960,000	Plains E&P Co. 8.750% 07/01/12	2,087,400
1,280,000	Stone Energy Corp. 8.250% 12/15/11	1,286,400
2,440,000	Venoco, Inc. 8.750% 12/15/11	2,464,400
	Vintage Petroleum, Inc.
1,695,000	7.875% 05/15/11	1,762,800
4,435,000	8.250% 05/01/12	4,712,187
2,945,000	Whiting Petroleum Corp. 7.000% 02/01/14	2,915,550
		41,086,727
		50,275,246
	Pipelines — 2.5%
	Pipelines — 2.5%
	ANR Pipeline Co.
635,000	8.875% 03/15/10	677,069
5,385,000	9.625% 11/01/21	6,610,087
	El Paso Corp.
1,280,000	6.950% 12/15/07	1,292,800
2,025,000	7.000% 05/15/11	2,030,062
1,600,000	7.800% 08/01/31	1,616,000
	El Paso Natural Gas Co.
310,000	7.500% 11/15/26	320,075
5,240,000	7.625% 08/01/10	5,436,500
1,860,000	8.375% 06/15/32	2,101,800
1,385,000	Pacific Energy Partners LP/Pacific Energy Finance Corp. 7.125% 06/15/14	1,416,163
	Southern Natural Gas Co.
1,315,000	7.350% 02/15/31	1,354,450
1,464,000	8.875% 03/15/10	1,559,160
		24,414,166
		74,692,331
	Financials — 10.6%
	Banks — 0.4%
	Commercial banks-western US — 0.4%
3,965,000	Fremont General Corp. 7.875% 03/17/09	3,895,613
	Diversified financial services — 5.4%
	Finance-auto loans — 2.6%
	General Motors Acceptance Corp.
2,150,000	5.625% 05/15/09	1,994,993
5,145,000	6.750% 12/01/14	4,619,667
6,915,000	6.875% 09/15/11	6,421,741
12,715,000	8.000% 11/01/31	11,920,312
		24,956,713

Par		Value
	Finance-investment banker/broker — 0.8%
	LaBranche & Co., Inc.
$3,440,000	9.500% 05/15/09	$3,680,800
3,910,000	11.000% 05/15/12	4,330,325
		8,011,125
	Finance-other services — 0.7%
6,185,000	AMR Real Estate 8.125% 06/01/12	6,370,550
	Special purpose entity — 1.3%
	Cedar Brakes LLC
2,115,508	8.500% 02/15/14(c)	2,311,192
4,932,116	9.875% 09/01/13(c)	5,560,960
2,910,000	Rainbow National Services LLC 10.375% 09/01/14(c)	3,266,475
	Vanguard Health Holding Co. LLC (e)10/01/15
2,020,000	(11.250% 10/01/09)	1,479,650
455,000	9.000% 10/01/14	465,238
		13,083,515
		52,421,903
	Insurance — 1.4%
	Insurance brokers — 0.1%
650,000	Lindsey Morden Group, Inc. 7.000% 06/16/08	528,749
	Life/health insurance — 0.6%
5,775,000	Crum & Forster Holdings Corp. 10.375% 06/15/13	5,904,938
	Multi-line insurance — 0.7%
	Fairfax Financial Holdings Ltd.
185,000	7.375% 04/15/18	148,462
1,100,000	7.750% 04/26/12	990,000
3,590,000	7.750% 07/15/37	2,836,100
325,000	8.250% 10/01/15	286,000
185,000	8.300% 04/15/26	154,475
2,620,000	First Mercury Financial Corp. 12.749% 08/15/12(a)(c)	2,618,632
		7,033,669
	Mutual insurance — 0.0%
	Lumbermens Mutual Casualty
180,000	8.300% 12/01/37(c)(j)	3,375
4,600,000	8.450% 12/01/97(c)(j)	86,250
9,865,000	9.150% 07/01/26(c)(j)	184,969
		274,594
		13,741,950
	Real estate — 1.6%
	Real estate management/ services — 1.6%
	CB Richard Ellis Services, Inc.
2,730,000	11.250% 06/15/11	2,907,450

See Accompanying Notes to Financial Statements.

95

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Investment portfolio (continued)  March 31, 2006

Par		Value
	Real estate management/ services — (continued)
	Escrowed to Maturity,
$2,633,000	9.750% 05/15/10	$2,837,057
5,953,246	LNR Property Corp. Series B, 7.665% 02/03/08(i)	6,000,694
	Riley Mezzanine Corp.
1,814,400	9.140% 02/03/08(i)	1,832,544
1,814,769	9.890% 03/02/08(i)	1,828,380
		15,406,125
	Real estate investment trusts — 1.8%
	REITS-health care — 0.5%
4,475,000	Omega Healthcare Investors, Inc. 7.000% 04/01/14	4,508,562
	REITS-office property — 0.7%
	Crescent Real Estate Equities LP
1,550,000	7.500% 09/15/07	1,573,250
4,470,000	9.250% 04/15/09	4,715,850
		6,289,100
	REITS-single tenant — 0.6%
5,950,000	Trustreet Properties, Inc. 7.500% 04/01/15	5,994,625
		16,792,287
		102,257,878
	Industrials — 9.4%
	Aerospace & defense — 1.5%
	Aerospace/defense- equipment — 1.5%
	BE Aerospace, Inc.
520,000	8.500% 10/01/10	554,450
7,360,000	8.875% 05/01/11	7,672,800
	Sequa Corp.
3,115,000	8.875% 04/01/08	3,255,175
2,635,000	9.000% 08/01/09	2,819,450
		14,301,875
	Building materials — 1.9%
	Building & construction products- miscellaneous — 1.6%
3,125,000	Compression Polymers Holding Corp. 10.500% 07/01/13(c)	3,187,500
4,465,000	Dayton Superior Corp. 10.750% 09/15/08	4,543,137
2,861,000	Interline Brands, Inc. 11.500% 05/15/11	3,175,710
2,175,000	MMI Products, Inc. 11.250% 04/15/07	2,109,750
2,520,000	Panolam Industries International, Inc. 10.750% 10/01/13(c)	2,450,700
		15,466,797

Par		Value
	Building products-air & heating — 0.1%
$940,000	Goodman Global Holding Co., Inc. 7.491% 06/15/12(a)	$951,750
	Building products-wood — 0.2%
1,585,000	Ainsworth Lumber Co., Ltd. 7.250% 10/01/12	1,442,350
		17,860,897
	Environmental control — 0.4%
	Pollution control — 0.4%
4,075,000	Geo Sub Corp. 11.000% 05/15/12	4,034,250
65,000	Marsulex, Inc. 9.625% 07/01/08	64,838
		4,099,088
	Hand/machine tools — 0.3%
	Machine tools & related products — 0.3%
2,725,000	Thermadyne Holdings Corp. 9.250% 02/01/14	2,452,500
	Machinery-diversified — 0.3%
	Engines-internal combustion — 0.3%
2,950,000	Cummins, Inc. 9.000% 12/01/10	3,152,813
	Metal fabricate/hardware — 1.0%
	Metal processors & fabrication — 1.0%
2,355,000	Metals USA, Inc. 11.125% 12/01/15(c)	2,590,500
3,305,000	Mueller Group, Inc. 10.000% 05/01/12	3,627,237
3,115,000	Neenah Foundary Co. 11.000% 09/30/10(c)	3,403,138
		9,620,875
	Miscellaneous manufacturing — 1.0%
	Diversified manufacturing operators — 1.0%
3,320,000	Clarke American Corp. 11.750% 12/15/13(c)	3,353,200
7,165,000	Mark IV Industries, Inc. 7.500% 09/01/07	6,663,450
		10,016,650
	Packaging & containers — 2.3%
	Containers-metal/glass — 2.3%
1,000,000	Graham Packaging, Series C 9.250% 04/07/12(i)	1,021,250
	Owens-Brockway Glass Container, Inc.
2,080,000	7.750% 05/15/11	2,176,200
5,785,000	8.750% 11/15/12	6,211,643
3,675,000	8.875% 02/15/09	3,826,594

See Accompanying Notes to Financial Statements.

96

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Investment portfolio (continued)  March 31, 2006

Par		Value
	Containers-metal/glass — (continued)
	Owens-Illinois, Inc.
$2,605,000	7.800% 05/15/18	$2,605,000
6,135,000	8.100% 05/15/07	6,227,025
		22,067,712
	Transportation — 0.5%
	Transportation-marine — 0.2%
1,350,000	Stena AB 9.625% 12/01/12	1,481,625
	Transportation-railroad — 0.3%
2,770,000	TFM SA de CV 12.500% 06/15/12	3,105,863
		4,587,488
	Trucking & leasing — 0.2%
	Transport-equipment & leasing — 0.2%
2,590,000	Interpool, Inc. 6.000% 09/01/14	2,402,225
		90,562,123
	Technology — 3.8%
	Computers — 2.6%
	Computer services — 2.4%
	Sungard Data Systems, Inc.
155,000	3.750% 01/15/09	142,600
3,585,000	4.875% 01/15/14	3,136,875
5,895,450	7.215% 12/13/12(c)(i)	5,972,327
4,235,000	9.125% 08/15/13(c)	4,467,925
1,665,000	9.431% 08/15/13(a)(c)	1,748,250
6,885,000	10.250% 08/15/15(c)	7,246,462
		22,714,439
	Computers-integrated systems — 0.2%
1,780,000	Activant Solutions, Inc. 10.990% 04/01/10(a)(c)	1,828,950
		24,543,389
	Semiconductors — 0.6%
	Electronic components- semiconductors — 0.0%
140,000	Amkor Technology, Inc. 7.125% 03/15/11	128,450
	Semiconductor equipment — 0.6%
	MagnaChip Semiconductor SA/MagnaChip Semiconductor Finance Co.
3,990,000	8.000% 12/15/14	3,730,650
2,275,000	8.160% 12/15/11(a)	2,303,438
		6,034,088
		6,162,538
	Software — 0.6%
	Application software — 0.4%
3,420,000	SS&C Technologies, Inc. 11.750% 12/01/13(c)	3,591,000

Par		Value
	Computer software — 0.2%
$2,155,000	UGS Corp. 10.000% 06/01/12	$2,370,500
		5,961,500
		36,667,427
	Utilities — 6.6%
	Electric — 6.6%
	Electric-distribution — 0.7%
	AES Eastern Energy LP
4,581,480	9.000% 01/02/17	5,177,072
1,175,000	9.670% 01/02/29	1,427,625
		6,604,697
	Electric-generation — 1.3%
12,000,000	AES Corp. 9.000% 05/15/15(c)	12,990,000
	Electric-integrated — 0.9%
2,250,000	CMS Energy Corp. 9.875% 10/15/07	2,401,875
3,645,000	DPL, Inc. 8.250% 03/01/07	3,736,125
2,000,000	PSEG Energy Holdings LLC 8.625% 02/15/08	2,095,000
375,000	Western Resources 7.125% 08/01/09	387,188
		8,620,188
	Independent power producer — 3.7%
	Calpine Corp.
23,187,000	8.500% 07/15/10(c)(j)	21,563,910
2,640,000	9.875% 12/01/11(c)(j)	2,442,000
	Dynegy Holdings, Inc.
4,785,000	9.875% 07/15/10(c)	5,251,538
2,155,000	11.100% 07/15/08(a)(c)	2,251,975
3,790,000	NRG Energy, Inc. 7.375% 02/01/16	3,880,012
		35,389,435
		63,604,320
	Total corporate fixed-income bonds & notes (Cost of $752,631,692)	758,588,967
	Convertible bonds — 4.6%
	Communications — 2.7%
	Media — 0.5%
	Cable TV — 0.5%
1,125,000	Adelphia Communications Corp. 6.000% 02/15/06(j)	26,719
4,390,000	UnitedGlobalCom, Inc. 1.750% 04/15/24(c)	4,561,916
		4,588,635
	Internet — 0.1%
	Web portals/ISP — 0.0%
3,896,787	At Home Corp. 4.750% 12/15/06(f)(h)	390

See Accompanying Notes to Financial Statements.

97

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Investment portfolio (continued)  March 31, 2006

Par		Value
	Web hosting/design — 0.1%
$1,433,000	RiverStone Networks, Inc. 3.750% 12/01/06(c)(h)	$1,418,670
		1,419,060
	Telecommunication services — 2.1%
	Telecommunication equipment — 1.3%
3,040,000	Lucent Technologies, Inc. 8.000% 08/01/31	3,066,600
9,840,000	Nortel Networks Corp. 4.250% 09/01/08	9,286,500
		12,353,100
	Telecom equipment-fiber optics — 0.8%
8,335,000	Ciena Corp. 3.750% 02/01/08	7,876,575
		20,229,675
		26,237,370
	Consumer cyclical — 0.1%
	Airlines — 0.1%
	Airlines — 0.1%
2,885,000	Delta Air Lines, Inc. 8.000% 06/03/23(c)(h)	724,856
	Consumer non-cyclical — 1.5%
	Health care services — 1.5%
	Medical labs & testing services — 1.0%
12,055,000	Laboratory Corp. of America Holdings (k)09/11/21	9,659,069
	Medical-outpatient/home medical — 0.5%
	Lincare Holdings, Inc.
1,420,000	3.000% 06/15/33(c)	1,364,975
3,500,000	3.000% 06/15/33	3,364,375
		4,729,350
		14,388,419
	Financials — 0.3%
	Insurance — 0.3%
	Special purpose entity — 0.3%
2,290,000	Conseco, Inc. (e)09/30/35(c) (3.500% 09/30/10)	2,513,275
	Technology — 0.0%
	Semiconductors — 0.0%
	Electronic components- semiconductors — 0.0%
390,000	LSI Logic Corp. 4.000% 11/01/06	385,612
	Total convertible bonds (Cost of $44,971,979)	44,249,532

Par		Value
	Government & agency obligations — 3.1%
	U.S. government obligations — 3.1%
$30,000,000	U.S. Treasury Note 4.250% 11/30/07	$29,712,900
	Total government & agency obligations (Cost of $29,922,704)	29,712,900
Shares
	Preferred stocks — 1.8%
	Communications — 0.0%
	Media — 0.0%
	Publishing-periodicals — 0.0%
328	Ziff Davis Holdings, Inc.(b)	82,000
	Telecommunication services — 0.0%
	Wireless equipment — 0.0%
1,634	Loral Skynet Corp.(l)	325,983
		407,983
	Financials — 1.3%
	Real estate investment trusts — 1.3%
	REITS-diversified — 1.3%
8,406,000	Sovereign Real Estate Investment Corp.(c)	12,272,760
	Technology — 0.5%
	Software — 0.5%
246,600	Quadramed Corp.(b)(c)(l)	5,055,300
	Total preferred stocks (Cost of $17,376,991)	17,736,043
	Common stocks — 1.0%
	Communications — 0.6%
	Internet — 0.2%
645,286	Globix Corp.(b)(l)	1,780,989
81,003	Globix Corp.(f)(l)	222,758
		2,003,747
	Media — 0.3%
67,100	Haights Cross Communications, Inc.(b)(l)	3,153,700
	Telecommunication services — 0.1%
25,904	Loral Space & Communications Ltd.(l)	742,157
7,934	Remote Dynamics, Inc.(l)	1,031
		743,188
		5,900,635
	Industrials — 0.2%
	Industrial conglomerates — 0.1%
36,300	Ainsworth Lumber Co. Ltd.(l)	811,882

See Accompanying Notes to Financial Statements.

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Investment portfolio (continued)  March 31, 2006

Shares		Value
	Metal fabricate/hardware — 0.1%
711,489	ACP Holding Co.(b)	$1,102,808
		1,914,690
	Technology — 0.2%
	Software — 0.2%
603,664	Quadramed Corp.(b)(l)	1,309,951
	Total common stocks (Cost of $6,177,724)	9,125,276
Units
	Warrants — 0.1%
	Basic materials — 0.1%
	Paper & related products — 0.1%
730,353	ACP Holding Co. Expires 09/30/13(b)(c)(l)	1,132,047
	Communications — 0.0%
	Media — 0.0%
	Multimedia — 0.0%
43	Haights Cross Communications, Inc. Expires 12/10/11(b)(f)(g)(i)(l)	—
52,175	Haights Cross Communications, Inc. Preferred Warrants, Expires 10/12/11(b)(f)(l)	522
	Publishing-periodicals — 0.0%
78,048	Ziff Davis Media, Inc. Series E Expires 08/12/12(l)	781
		1,303
	Telecommunication services — 0.0%
	Cellular telecommunications — 0.0%
1,720	ICO Global Communications Expires 05/16/06(l)	8
180	UbiquiTel, Inc. Expires 04/15/10(b)(c)(l)	2
		10
	Telecommunication services — 0.0%
1,145	Colo.Com, Inc. Expires 03/15/10(c)(f)(g)(l)	—
		10
		1,313

Units		Value
	Industrials — 0.0%
	Hand/machine tools — 0.0%
	Machine tools & related products — 0.0%
220	Thermadyne Holdings Corp. Expires 5/23/06(b)(f)(g)(l)	—
	Total warrants (Cost of $35,276)	$1,133,360
Par
	Short-term obligation — 6.5%
$62,178,000	Repurchase agreement with State Street Bank & Trust Co., dated 03/31/06, due 04/03/06 at 4.670%, collateralized by U.S. Government Agency maturing 12/20/06 market value of $63,280,629 (repurchase proceeds $62,202,198)	62,178,000
	Total short-term obligation (Cost of $62,178,000)	62,178,000

Total investments (Cost of $913,294,366)(m)	95.7%	922,724,078
Other assets & liabilities, net	4.3%	41,943,310
Net assets	100.0%	$964,667,388

Notes to Investment Portfolio:

(a)  The interest rate shown on floating rate or variable rate securities reflects the rate at March 31, 2006.

(b)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws or in transactions exempt from registration. At March 31, 2006, the value of these securities represents 2.2% of net assets.

(c)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2006, these securities, which are not illiquid, amounted to $166,276,797, which represents 17.2% of net assets.

(d)  Payment-in-kind securities.

(e)  Step bond. Shown parenthetically is the next interest rate to be paid and the date the Fund will begin accruing at this rate.

(f)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees.

(g)  Security has no value.

(h)  The issuer is in default of certain debt covenants. Income is not being accrued. At March 31, 2006, the value of these securities amounted to $2,143,916 which represents 0.2% of net assets.

(i)  Loan participation agreement.

(j)  The issuer has filed for bankruptcy protection under Chapter 11, and is in default of certain debt covenants. Income is not being accrued. At March 31, 2006, the value of these securities amounted to $39,578,711, which represents 4.1% of net assets.

(k)  Zero coupon bond.

(l)  Non-income producing security.

(m)  Cost for federal income tax purposes is $914,144,172.

See Accompanying Notes to Financial Statements.

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Columbia High Income Master Portfolio

Investment portfolio (continued)  March 31, 2006

At March 31, 2006, held investments in the following sectors:

Sector	% of Net Assets (unaudited)
Corporate fixed income bonds & notes	78.6%
Convertible bonds	4.6
Government & agency obligations	3.1
Preferred stocks	1.8
Common stocks	1.0
Warrants	0.1
Short-term obligation	6.5
Other assets & liabilities, net	4.3
100.0%

At March 31, 2006 the following forward foreign currency contracts were outstanding.

Description	Local Currency	Value of contract when opened (local currency)	Value of contract when opened (US dollars)	Market value of contract (US dollars)	Unrealized appreciation
Contracts to Sell
Expiring April 6, 2006	EUR	$5,694,307	$6,938,855	$6,903,134	$35,721
Total net unrealized appreciation					$35,721

Acronym	Name
EUR	Euro Currency

PIK	Payment-In-Kind

See Accompanying Notes to Financial Statements.

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Columbia Master Investment Trust

Statements of assets and liabilities  March 31, 2006

	Intermediate Core Bond Master Portfolio	High Income Master Portfolio
Assets:
Non-affiliated investments, at cost	$884,905,863	$913,294,366
Non-affiliated investments, at value	869,360,064	922,724,078
Cash	—	20,289,899
Net unrealized appreciation on foreign forward currency contracts	—	35,721
Receivable for:
Investments sold	4,252,914	6,576,315
Investments sold on a delayed delivery basis	16,990,000	—
Interest	7,107,469	17,611,615
Variation margin on futures contracts	2,109	—
Dollar roll fee income	37,672	—
Total assets	897,750,228	967,237,628
Liabilities:
Due to custodian	594,559	—
Loan payable to custodian	1,000,000	—
Payable for:
Investments purchased	—	2,005,511
Investments purchased on a delayed delivery basis	52,799,256	—
Investment advisory fee	277,382	440,371
Administration fee	—	28,050
Pricing and bookkeeping fees	2,124	14,118
Trustees' fees	43,869	45,552
Custody fee	7,369	6,041
Deferred dollar roll fee income	25,198	—
Other liabilities	33,307	30,597
Total liabilities	54,783,064	2,570,240
Net assets	$842,967,164	$964,667,388

See Accompanying Notes to Financial Statements.

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Columbia Master Investment Trust

Statements of operations

For the year ended March 31, 2006

	Intermediate Core Bond Master Portfolio	High Income Master Portfolio
Investment income:
Interest	$34,074,486	$80,130,767
Dividends	—	1,100,755
Securities lending	58,233	140,938
Dollar roll fee income	133,519	—
Total investment income	34,266,238	81,372,460
Expenses:
Investment advisory fee	2,932,990	5,429,545
Administration fee	—	455,948
Pricing and bookkeeping fees	11,732	58,775
Custody fees	65,498	39,697
Trustees' fees and expenses	16,754	16,802
Other expenses	85,944	89,301
Total operating expenses	3,112,918	6,090,068
Interest expense	649	—
Total expenses	3,113,567	6,090,068
Fees reduced by credits allowed by the custodian (see Note 3)	(10,388)	(30,353)
Net expenses	3,103,179	6,059,715
Net investment income	31,163,059	75,312,745
Net realized and unrealized gain/(loss) on investments:
Net realized gain/(loss) from:
Investments	(8,330,307)	28,333,796
Futures contracts	(47,678)	—
Foreign currency transactions	—	1,584,482
Net realized gain/(loss) on investments	(8,377,985)	29,918,278

Change in unrealized appreciation/(depreciation) of:

Investments	(12,405,587)	(41,926,504)
Futures contracts	(9,370)	—
Foreign currency translations	—	(18,620)
Net change in unrealized appreciation/(depreciation) of investments	(12,414,957)	(41,945,124)
Net realized and unrealized gain/(loss) on investments	(20,792,942)	(12,026,846)
Net increase in net assets resulting from operations	$10,370,117	$63,285,899

See Accompanying Notes to Financial Statements.

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Columbia Master Investment Trust

Statements of changes in net assets

	Intermediate Core Bond Master Portfolio		High Income Master Portfolio
	Year ended March 31, 2006	Year ended March 31, 2005	Year ended March 31, 2006	Year ended March 31, 2005
Net investment income	$31,163,059	$23,396,704	$75,312,745	$84,545,555
Net realized gain/(loss) on investments	(8,377,985)	(1,944,156)	29,918,278	51,060,538
Net change in unrealized appreciation/(depreciation) of investments	(12,414,957)	(25,849,555)	(41,945,124)	(47,632,093)
Net increase/(decrease) in net assets resulting from operations	10,370,117	(4,397,007)	63,285,899	87,974,000
Contributions	364,139,085	111,455,000	336,075,734	405,297,000
Withdrawals	(180,721,295)	(207,111,000)	(524,709,245)	(651,619,093)
Net increase/(decrease) in net assets	193,787,907	(100,053,007)	(125,347,612)	(158,348,093)
Net assets:
Beginning of period.	649,179,257	749,232,264	1,090,015,000	1,248,363,093
End of period.	$842,967,164	$649,179,257	$964,667,388	$1,090,015,000

See Accompanying Notes to Financial Statements.

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Columbia Master Investment Trust

Financial highlights

						Without waivers and/or expense reimbursements
	Total return	Ratio of operating expenses to average net assets		Ratio of net investment income/(loss) to average net assets	Portfolio turnover rate	Ratio of operating expenses to average net assets
Intermediate Core Bond Master Portfolio:
Year ended 3/31/2006	1.88%	0.40	%(a)(b)	4.07%	116%	0.40	%(a)
Year ended 3/31/2005	(0.51)	0.42	(a)	3.39	49	0.46	(a)
Year ended 3/31/2004	4.66	0.46	(a)(b)	3.10	200	0.47	(a)
Year ended 3/31/2003	10.85	0.47	(a)(b)	3.70	122	0.47	(a)
Year ended 3/31/2002	4.33	0.49	(a)(b)	5.24	228	0.49	(a)
High Income Master Portfolio:
Year ended 3/31/2006	6.60%	0.60	%(a)	7.41%	34%	0.60	%(a)
Year ended 3/31/2005	7.99	0.61	(a)	7.33	33	0.61	(a)
Year ended 3/31/2004	25.53	0.61	(a)	7.85	51	0.61	(a)
Year ended 3/31/2003	6.47	0.62	(a)	9.76	50	0.62	(a)
Year ended 3/31/2002	6.33	0.65	(a)(b)	9.93	64	0.65	(a)

(a)  The effect of the custodial expense offset (See Note 3) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

(b)  The effect of interest expense on the operating expense ratio was less than 0.01%.

See Accompanying Notes to Financial Statements.

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Columbia Master Investment Trust

Notes to financial statements

Note 1.  Organization

Columbia Funds Master Investment Trust (the "Master Trust"), is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. Information presented in these financial statements pertains to the following portfolios of the Master Trust (each a "Master Portfolio" and collectively, the "Master Portfolios"):

Master Portfolio Name	Former Master Portfolio Name
Columbia Intermediate Core Bond Master Portfolio	Nations Intermediate Bond Master Portfolio

Columbia High Income Master Portfolio	Nations High Yield Bond Master Portfolio

On September 23, 2005, Nations Master Investment Trust was renamed Columbia Funds Master Investment Trust. Also on that date, each of the Master Portfolios presented in these financial statements were renamed as disclosed above.

The following investors were invested in the Master Portfolios at March 31, 2006:

Columbia Intermediate Core Bond Master Portfolio:
Columbia Intermediate Core Bond Fund	98.2%
Nations Intermediate Core Bond Fund (Offshore)	1.8%
Columbia High Income Master Portfolio:
Columbia High Income Fund	96.7%
Nations High Income Fund (Offshore)	3.3%

On September 23, 2005, Nations Intermediate Bond Fund and Nations High Yield Bond Fund were renamed Columbia Intermediate Core Bond Fund and Columbia High Income Fund, respectively.

Note 2.  Significant accounting policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Master Portfolios in the preparation of their financial statements.

Security valuation: Debt securities are generally valued by an independent pricing service. These valuations may be based upon a matrix pricing system and/or appraisals which consider such factors as security prices, yields, maturities, redemption features and credit ratings on comparable securities. Certain debt securities may be valued based upon quotes provided by one or more principal market makers. Securities, including options and futures contracts, traded on a recognized exchange are generally valued at the last sale price on the exchange or market on which such securities are primarily traded. Securities traded on NASDAQ are generally valued at the NASDAQ official closing price. Securities which are primarily traded on foreign securities exchanges are generally valued at the last available sale price on their respective exchanges where primarily traded. Restricted securities, investments for which market quotations are not readily available, or quotations which management believes are not appropriate, are valued at fair value in accordance with procedures adopted by the Board of Trustees. If a security is valued at a "fair value", such value is likely to be different from the last quoted market price for the security. Short-term investments that mature in 60 days or less are valued at amortized cost, which approximates current market value. Investments in other open end investment companies are valued at net asset value.

Futures contracts: The Master Portfolios may invest in futures contracts for the purposes of hedging against changes in values of the Master Portfolio's securities or changes in the prevailing levels of interest rates or currency exchange rates or to gain exposure to the bond market. Upon entering into a futures contract, a Master Portfolio is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by a Master Portfolio each day, depending on the daily fluctuation of the value of the contract.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by "marking-to-market" on a daily basis to reflect changes in the market value of the contract. When the contract is

105

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Notes to financial statements (continued)

closed, a Master Portfolio records a realized gain or loss equal to the difference between the value of the contract on the closing date and the value of the contract when originally entered into.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts, that a change in the value of the contract may not correlate with a change in the value of the underlying securities, or that the counterparty to a contract may default on its obligation to perform.

Options: The Master Portfolios may purchase and write call and put options on securities, futures and swap contracts ("swaptions"). A Master Portfolio may use such options on futures contracts in connection with its hedging strategies in lieu of purchasing and writing options directly on the underlying securities or stock indices or purchasing and selling the underlying futures, and to seek to enhance return.

The Master Portfolios may write covered call options and put options on securities in which they are permitted to invest from time to time in seeking to attain each Master Portfolio's objective. Call options written by a Master Portfolio give the holder the right to buy the underlying securities from the Master Portfolio at a stated exercise price; put options give the holder the right to sell the underlying security to the Master Portfolio at a stated price. In the case of put options, a Master Portfolio is required to maintain in a separate account liquid assets with a value equal to or greater than the exercise price of the underlying securities. The Master Portfolios may also write combinations of covered puts and calls on the same underlying security. When the Master Portfolio purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Master Portfolio writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option.

The Master Portfolios typically receive a premium from writing a put or call option, which would increase the Master Portfolios' return in the event the option expires unexercised or is closed out at a profit. The amount of the premium would reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option and the volatility of the market price of the underlying security. By writing a call option, a Master Portfolio limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Master Portfolio assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss if the purchase price exceeds the market value plus the amount of the premium received.

A Master Portfolio may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. The Master Portfolio will realize a profit or loss from such transaction if the cost of such transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by a Master Portfolio.

Swaps: The Master Portfolios may engage in swap transactions such as interest rate, total return, index or currency swaps, consistent with their investment objective and policies to obtain a desired return at a lower cost than if the Master Portfolios had invested directly in the asset that yielded the desired return. Swaps involve the exchange by a Master Portfolio with another party of their respective commitments to pay or receive interest or total return throughout the lives of the agreements. The interest to be paid or received on swaps is included in net realized gain/(loss) on investments. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statements of assets and liabilities. A realized gain or loss is recorded upon termination of swap agreements and is equal to the difference between the Master Portfolio's basis in the swap and the proceeds from (or cost of) the closing transaction. Swap agreements are stated at fair value. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller.

If there is a default by the counterparty to a swap contract, a Master Portfolio will be limited to contractual remedies pursuant to the agreements related to the transaction. There is no assurance that the swap contract counterparties will be able to meet their obligations pursuant to the swap contracts or that, in the event of default, a Master Portfolio will succeed in pursuing contractual remedies. A Master Portfolio thus assumes the risk that it may be delayed in or prevented from obtaining payments owed to it pursuant to the swap contracts.

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Notes to financial statements (continued)

The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of assets and liabilities.

Forward foreign currency contracts: Generally, each Master Portfolio may enter into forward foreign currency contracts only under two circumstances: (i) when a Master Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency to "lock in" the U.S. exchange rate of the transaction, with such period being a short-dated contract covering the period between transaction date and settlement date; or (ii) when the investment advisor or sub-advisor believes that the currency of a particular foreign country may experience a substantial movement against the U.S. dollar. Forward foreign currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by a Master Portfolio as an unrealized gain or loss. When the contract is closed or offset with the same counterparty, a Master Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or offset.

Forward foreign currency contracts will be used primarily to protect the Master Portfolios from adverse currency movements and will generally not be entered into for terms greater than one year. The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of a Master Portfolio's investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward foreign currency contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward foreign currency contract would limit the risk of loss due to a decline in the value of a particular currency; however, it also would limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Statements of assets and liabilities. In addition, the Master Portfolios could be exposed to risks if counterparties to the contracts are unable to meet the terms of their contracts. The counterparty risk exposure is, therefore, closely monitored and contracts are only executed with high credit quality financial institutions.

When-issued/delayed delivery securities: Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after trade date; interest income is not accrued until settlement date. At the time a Master Portfolio enters into such transactions, it is required to have segregated assets with a current value at least equal to the amount of its when-issued or delayed-delivery purchase commitments. Credit risks exist on these commitments to the extent of any unrealized gains on the underlying securities purchased and any unrealized losses on the underlying securities sold. Market risk exists on these commitments to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner.

Stripped securities: Stripped mortgage-backed securities are derivative multi-class mortgage securities structured so that one class receives most, if not all, of the principal from the underlying mortgage assets, while the other class receives most, if not all, of the interest and the remainder of the principal. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Master Portfolio may fail to fully recoup its initial investment in an interest-only security. The market value of these securities consisting entirely of principal payments can be extremely volatile in response to changes in interest rates. Credit risk reflects the risk that a Master Portfolio may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligation.

Mortgage dollar rolls:  The Funds may enter into mortgage "dollar rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date not exceeding 120 days. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what such performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund will hold and maintain in a segregated account until the settlement date, cash or liquid securities in an amount equal to the forward purchase price.

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Notes to financial statements (continued)

The Funds' policy is to record the components of dollar rolls using "to be announced" mortgage-backed securities ("TBA Dollar Rolls"). For financial reporting and tax purposes, each Fund treats mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. The Funds do not currently enter into mortgage dollar rolls that are accounted for as a financing.

Mortgage dollar rolls involve certain risks. If the broker-dealer to whom the Fund sells the security becomes insolvent, the Fund's right to purchase or repurchase the mortgage-related securities may be restricted and the instrument which the Fund is required to repurchase may be worth less than an instrument which the Fund originally held. Successful use of mortgage dollar rolls may depend upon the Advisor's ability to predict correctly interest rates and mortgage prepayments. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed.

Repurchase agreements: Each Master Portfolio may engage in repurchase agreement transactions with institutions that the Master Portfolios' investment advisor has determined are creditworthy. Each Master Portfolio, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon each Master Portfolio's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Master Portfolios seek to assert their rights.

Loan participation and commitments: Columbia High Income Master Portfolio may invest in Loan Participations. When a Master Portfolio purchases a Loan Participation, the Master Portfolio typically enters into a contractual relationship with the lender or third party selling such Participation ("Selling Participant"), but not the Borrower. As a result, the Master Portfolio assumes the credit risk of the Borrower, Selling Participant and any other persons interpositioned between the Master Portfolio and the Borrower ("Intermediate Participants").

Foreign currency transactions: The books and records of the Master Portfolios are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern (U.S.) time by a pricing service. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of a Master Portfolio and the amounts actually received. The effects of changes in foreign currency exchange rates on securities are not separately identified in the Statements of operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on securities.

Income recognition: Interest income, adjusted for accretion of discounts and amortization of premiums, is earned from settlement date and recorded on an accrual basis. Dividend income (including dividend income from affiliated funds) is recorded on ex-dividend date. Each investor in the Master Portfolio is treated as an owner of its proportionate share of the net assets, income, expenses, realized and unrealized gains and losses of the Master Portfolio.

During 2006, the Columbia Intermediate Core Bond Master Portfolio evaluated it's accounting policies for interest only securities and recorded a cumulative amortization adjustment decreasing undistributed net investment income by $2,287,072, increasing accumulated gain (loss) by $512,835 and decreasing cost by $1,774,237. The adjustment did not impact the net assets of the Portfolio and had no material impact on any prior period.

Expenses: General expenses of the Master Trust are allocated to the Master Portfolios based upon their relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a Master Portfolio are charged directly to the Master Portfolio.

Federal income tax status: The Master Portfolios are treated as partnerships for federal income tax purposes and therefore are not subject to federal income tax. Each investor in the Master Portfolios will be subject to taxation on its allocated share of the Master Portfolios' ordinary income and capital gains.

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Columbia Master Investment Trust

Notes to financial statements (continued)

Indemnification: In the normal course of business, each Master Portfolio enters into contracts that contain a variety of representations and warranties and which provide general indemnities. A Master Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims against the Master Portfolio. Also, under the Master Trust's organizational documents, the Trustees and Officers of the Master Trust are indemnified against certain liabilities that may arise out of their duties to the Master Trust. However, based on experience, the Master Portfolios expect the risk of loss due to these warranties and indemnities to be minimal.

Note 3.  Federal tax information

Unrealized appreciation and depreciation at March 31, 2006, based on cost of investments for federal income tax purposes was:

Master Portfolio	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized (Depreciation)
Columbia Intermediate Core Bond Master Portfolio	$2,369,367	$(18,211,679)	$(15,842,312)
Columbia High Income Master Portfolio	49,729,772	(41,149,866)	8,579,906

Note 4.  Fees and compensation paid to affiliates

Investment advisory fee: Columbia Management Advisors, LLC ("Columbia"), an indirect, wholly-owned subsidiary of BOA, is the investment advisor to the Master Portfolios. Prior to September 30, 2005, Banc of America Capital Management, LLC ("BACAP"), a wholly-owned subsidiary of Bank of America, N.A., which in turn is a wholly-owned subsidiary of Bank of America Corporation ("BOA"), was the investment advisor to the Master Portfolios, under the same fee structure. On September 30, 2005, Columbia Management Advisors, Inc. combined with BACAP. At that time, the combined investment advisor was then renamed Columbia Management Advisors, LLC.

Columbia receives an investment advisory fee, calculated daily and payable monthly, based on the average daily net assets of each Master Portfolio at the following annual rates:

	Fees on Average Net Assets
Master Portfolio	First $500 Million	$500 Million to $1 Billion	$1 Billion to $1.5 Billion	$1.5 Billion to $3 Billion	$3 Billion to $6 Billion	Over $6 Billion
Columbia Intermediate Core Bond Master Portfolio	0.40%	0.35%	0.32%	0.29%	0.28%	0.27%
Columbia High Income Master Portfolio	0.55%	0.52%	0.49%	0.46%	0.46%	0.46%

For the year ended March 31, 2006, the effective investment advisory fee rates for Columbia Intermediate Core Bond Master Portfolio and Columbia High Income Master Portfolio were 0.38% and 0.53%, respectively, of each Master Portfolio's average daily net assets.

Sub-advisory fee

MacKay Shields LLC ("MacKay Shields") has been retained by Columbia as sub-advisor to Columbia High Income Master Portfolio. As the sub-advisor, MacKay Shields is responsible for daily investment operations, including placing all orders for the purchase and sale of the portfolio securities for the Master Portfolio. Columbia, from the investment advisory fee it receives, pays MacKay Shields a monthly sub-advisory fee based on Columbia High Income Master Portfolio's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $100 million	0.400%
$100 million to $200 million	0.375%
Over $200 million	0.350%

For the year ended March 31, 2006, the effective sub-advisory fee rate for Columbia High Income Master Portfolio was 0.36% of Columbia High Income Master Portfolio's average daily net assets.

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Notes to financial statements (continued)

Administration fee: Columbia provides administrative and other services to the Master Portfolios. Prior to August 22, 2005, BACAP Distributors, LLC, a wholly-owned subsidiary of BOA, served as the administrator to the Master Portfolios under the same fee structure and Bank of New York ("BNY") served as the sub-administrator to the Master Portfolios. On August 22, 2005, BACAP Distributors merged into Columbia Funds Distributor, Inc., a subsidiary of Columbia and an indirect, wholly-owned subsidiary of BOA. Columbia Funds Distributor, Inc, was then renamed Columbia Management Distributors, Inc.

Under the administration agreement, Columbia is entitled to receive an administration fee, computed daily and paid monthly, at the annual rate of 0.05% of Columbia High Income Master Portfolio's average daily net assets less the fees payable by Columbia High Income Master Portfolio under the Pricing and Bookkeeping Agreement (described below). Columbia does not receive any compensation from Columbia Intermediate Core Bond Master Portfolio for its administrative services.

Pricing and bookkeeping fees: Columbia is responsible for providing pricing and bookkeeping services to the Master Portfolios under a Pricing and Bookkeeping Agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street"). As a result, the total fees payable under the pricing and bookkeeping agreement are paid to State Street.

Under its Pricing and Bookkeeping Agreement with the Master Portfolios, Columbia receives from each Master Portfolio an annual fee of $38,000 paid monthly. In addition, each Master Portfolio pays a monthly fee based on the level of average daily net assets for the month; provided that during any 12-month period, the aggregate fee shall not exceed $140,000 (exclusive of out-of-pocket expenses and charges). The Master Portfolios also reimburse Columbia and State Street for out-of-pocket expenses and charges, including fees payable to third parties for pricing each Master Portfolio's portfolio securities and direct internal costs incurred by Columbia in connection with providing fund accounting oversight and monitoring and certain other services. Prior to December 1, 2005, the fees for pricing and bookkeeping services were included in the Administration Agreement.

Fees paid to officers and trustees: All officers of the Master Portfolios, with the exception of the Master Portfolios' Chief Compliance Officer, are employees of Columbia or its affiliates and receive no compensation from the Master Portfolios. The Board of Trustees has appointed a Chief Compliance Officer to the Master Portfolios in accordance with federal securities regulations.

The Master Trust's eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. All benefits provided under this plan are unfunded and any payments to plan participants are paid solely out of the Master Portfolios' assets. Income earned on the plan participant deferral account is based on the rate of return of the eligible mutual funds selected by the participants or, if no funds are selected, on the rate of return of Columbia Treasury Reserves (formerly Nations Treasury Reserves), a portfolio of Columbia Funds Trust, another registered investment company advised by Columbia. The expense for the deferred compensation plan is included in "Trustees' fees" on the Statements of operations. The liability for the deferred compensation plan is included in "Trustees' fees" on the Statements of assets and liabilities.

Custody credits: Each Master Portfolio has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statements of operations. The Master Portfolios could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if they had not entered into such an agreement.

Other: Prior to the appointment of State Street as sub-administrator to the Funds, the Funds made daily investments of cash balances in Columbia Cash Reserves (formerly Nations Cash Reserves), another portfolio of the Trust, pursuant to an exemptive order received from the Securities and Exchange Commission. The income earned by each Fund from such investments is included as "Dividends from affiliate" on the Statements of operations. Columbia earned advisory and administration fees on the investments made in Columbia Cash Reserves in addition to the advisory and administration fees

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Notes to financial statements (continued)

earned by Columbia from the Funds. For the year ended March 31, 2006, Columbia earned the following fees related to investments in affiliated funds:

Master Portfolio	Advisory Fees (earned by Columbia)	Administration Fees (earned by Columbia)
Columbia Intermediate Core Bond Master Portfolio	$4,230	$2,115
Columbia High Income Master Portfolio	16,804	8,402

Note 5.  Portfolio information

For the year ended March 31, 2006, the aggregate cost of purchases and proceeds from sales of securities, excluding short-term obligations, were as follows:

	U.S Government Securities		Other Investment Securities
Master Portfolio	Purchases	Sales	Purchases	Sales
Columbia Intermediate Core Bond Master Portfolio	$787,783,705	$909,401,134	$77,104,934	$42,428,754
Columbia High Income Master Portfolio	—	—	304,100,273	315,352,409

Note 6.  Line of credit

The Master Trust and other affiliated funds participate in a $150,000,000 uncommitted, unsecured line of credit provided by State Street. The agreement is renewable on an annual basis. Borrowings are used for temporary or emergency purposes to facilitate portfolio liquidity. Interest is charged to each participating master portfolio based on its borrowings at a variable rate per annum equal to the Federal Funds Rate plus a spread, as determined and quoted by State Street at the time of the request for a loan. A one-time structuring fee of $30,000 is apportioned and accrued among each participating master portfolio based on the average net assets of the participating funds. The structuring fee is included in "Other expenses" on the Statements of operations. In addition, if the uncommitted line of credit is extended for an additional period, an annual administration fee of $15,000 will be charged and apportioned among each participating Master Portfolio.

Prior to August 22, 2005, the Master Trust participated with other affiliated funds in a $1 billion uncommitted line of credit provided by BNY under a line of credit agreement (the "Agreement"). Advances under the Agreement were taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings was payable at a specified Federal Funds Rate plus 0.50% on an annualized basis. Each participating master portfolio maintained a ratio of net assets (not including amounts borrowed pursuant to the Agreement) to the aggregate amount of indebtedness pursuant to the Agreement of no less than 4 to 1.

During the year ended March 31, 2006, the average daily loan balance outstanding on days where borrowings existed and the weighted average interest rates for the Master Portfolios that participated in these arrangements were as follows:

	Average Borrowings*	Weighted Average Interest Rates
Columbia Intermediate Core Bond Master Portfolio	$1,000,000	4.675%

*  The average amount outstanding was calculated based on daily balances in the period.

Note 7.  Securities lending

Under an agreement with BNY, the Master Portfolios were allowed to lend their securities to certain approved brokers, dealers and other financial institutions. The income earned by each Master Portfolio from securities lending is included in its Statement of operations. At March 31, 2006, the Master Portfolios did not participate in a securities lending program.

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Notes to financial statements (continued)

Note 8.  Restricted securities

The following securities are considered restricted as to resale at March 31, 2006 for the High Income Master Portfolio.

Security	Acquisition date	Acquisition cost	Market value 3/31/06	Percentage of net assets
High Income
ACP Holding Co., Common Stock	10/14/03- 11/06/03	185,000	1,102,808	0.11%
ACP Holding Co., Warrants	10/08/03	730,353	1,132,047	0.12
Globix Corp., 11.000% 05/01/08	10/14/02- 05/01/04	348,000	442,344	0.05
Globix Corp., Common Stock	10/14/02- 03/08/05	607,450	1,780,989	0.18
Haights Cross Communications, Inc., Common Stock	01/15/04	2,838,365	3,153,700	0.33
Haights Cross Communications, Inc., Warrants	01/15/04	—	—	—
Haights Cross Communications, Inc., Preferred Warrants	01/15/04	—	522	0.00	*
Hollinger, Inc., 12.875 03/01/11	03/05/03- 04/16/03	4,076,004	4,404,563	0.46
Quadramed Corp., Common Stock	04/26/04	541,000	1,309,951	0.14
Quadramed Corp., Preferred Stock	06/16/04	5,423,000	5,055,300	0.52
Salton SEA Funding, 8.300% 05/30/11	02/07/05	3,254	2,919	0.00	*
Thermadyne Holdings Corp., Warrants	03/01/01- 09/25/03	1	—	0.00	*
UbiquiTel, Inc., Warrants	07/10/00	10,000	2	0.00	*
United Artists Theatre Circuit, Inc. 9.300% 07/01/15	11/27/00- 04/20/01	321,000	321,462	0.03
Ziff Davis Holdings, Inc. Preferred Stock	12/06/02	1	82,000	0.01
			$18,788,607	1.95%

*  Amount represents less than 0.01%.

Note 9.  Disclosure of significant risks and contingencies

Foreign securities: Certain Master Portfolios invest in securities of foreign issuers. There are certain risks involved in investing in foreign securities that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign government laws and restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Master Portfolios to meet their obligations may be affected by economic and political developments in a specific country, industry or region.

High-yield securities: Columbia High Income Master Portfolio principally invests in high yield securities (sometimes called "junk bonds"), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay a premium — a high interest rate or yield — because of the increased risk of loss. These securities can also be subject to greater price volatility.

Legal proceedings:  On February 9, 2005, Banc of America Capital Management, LLC ("BACAP" now known as Columbia Management Advisors LLC) and BACAP Distributors, LLC ("BACAP Distributors" now known as Columbia Management Distributors, Inc.) entered into an Assurance of Discontinuance with the New York Attorney General (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the U.S. Securities and Exchange Commission (the "SEC") (the "SEC Order"). A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC's website.

Under the terms of the SEC Order, BACAP, BACAP Distributors, and their affiliate, Banc of America Securities, LLC ("BAS") agreed, among other things, (1) to pay $250 million in disgorgement and $125 million in civil money penalties; (2) to cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; (3) to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices;

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Notes to financial statements (continued)

and (4) to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement also requires, among other things, BACAP and BACAP Distributors, along with Columbia Management Advisors, Inc. and Columbia Funds Distributors, Inc., the investment advisor to and distributor of the Columbia Funds, respectively, to reduce Columbia Funds, Nations Funds and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions. Consistent with the terms of the settlements, the Nations Funds Boards have an independent Chairman, are comprised of at least 75% independent trustees and have engaged a senior officer with a wide range of compliance and oversight responsibilities.

Pursuant to the procedures set forth in the SEC Order, $375 million will be distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC. The independent distribution consultant has been in consultation with the staff of the SEC and has submitted a proposed plan of distribution. The SEC has not yet approved a final plan of distribution.

As a result of these matters or any adverse publicity or other developments resulting from them, including lawsuits brought by shareholders of the affected Nations Funds, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the Nations Funds.

Civil Litigation:  In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Bank of America Corporation and certain of its affiliates, including BACAP and BACAP Distributors (collectively "BAC"), Nations Funds Trust and its Board of Trustees. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Nations Funds Trust against BAC and others that asserts claims under federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action.

On February 25, 2005, BAC and other defendants filed motions to dismiss the claims in the pending cases.

On December 15, 2005, BAC and others entered into a Stipulation of Settlement of the direct and derivative claims brought on behalf of the Nations Funds shareholders. Among other contingencies, the settlement is contingent upon a minimum threshold amount being received by the Nations Fund shareholders and/or the Nations Funds mutual funds from the previously established regulatory settlement fund. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs' counsel as approved by the court. The stipulation has not yet been presented to the court for preliminary approval.

Separately, several related putative class actions have been filed against Nations Funds Trust, Columbia Funds Series Trust (as successor to Nations Funds Trust), the Bank of America Corporation and certain of its affiliates, and others in various federal courts relating to the conversion of common trust funds and the investment of assets held in fiduciary accounts at the Bank of America, N.A. in the Funds. These suits allege various claims including state law claims for breach of fiduciary duty, breach of contract, and unjust enrichment and violations of federal securities laws. One of the suits has been dismissed because the Court did not have subject matter jurisdiction and Nations Funds Trust expects to file a motion to dismiss the remaining suits as well.

Separately, a putative class action — Mehta v AIG Sun America Life Assurance Company — involving fair value pricing of mutual funds was filed in Illinois State Court, subsequently removed to federal court and then transferred to the United States District Court for the District of Maryland for coordinated or consolidated handling in the MDL. AIG SunAmerica Life Assurance Company has made demand upon Nations Separate Account Trust (as successor to Nations Annuity Trust) and BACAP (as successor to Banc of America Advisors, Inc.) for indemnification pursuant to the terms of a Fund Participation Agreement.

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Columbia Funds Master Investment Trust

Report of Independent Registered Public Accounting Firm

To the Shareholders and Trustees of Columbia Funds Master Investment Trust (formerly Nations Master Investment Trust)

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Intermediate Core Bond Master Portfolio (formerly Nations Intermediate Bond Master Portfolio) and Columbia High Income Master Portfolio (formerly Nations High Yield Bond Master Portfolio) (constituting part of Columbia Funds Master Investment Trust, hereafter referred to as the "Portfolios") at March 31, 2006, the results of each of their operations for the year then ended, and the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
May 26, 2006

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Columbia Master Investment Trust

Fund governance   (unaudited)

Trustees

The Trustees/Directors serve terms of indefinite duration. The names, addresses and ages of the Trustees/Directors and officers of the Funds in the Columbia Funds Complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee/Director and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Name, address and age, Position with funds, Year first elected or appointed to office	Principal occupation(s) during past five years, Number of portfolios in Columbia Funds Complex overseen by trustee/director, Other directorships held
Disinterested Trustees

Edward J. Boudreau (Born 1944) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Managing Director, E.J. Boudreau & Associates (consulting), through present.

William P. Carmichael (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1999)	Trustee and Chairman of the Board; retired.

William A. Hawkins (Born 1942) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	President, Retail Banking- IndyMac Bancorp, Inc., from September 1999 to August 2003.

R. Glenn Hilliard (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), from April 2003 through current; Chairman and Chief Executive Officer, ING Americas, from 1999 to April 2003; and Non-Executive Chairman, Conseco, Inc. (insurance), from September 2004 through current.

Minor M. Shaw (Born 1947) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2003)	President, Micco Corporation and Mickel Investment Group.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-426-3750.

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Fund governance   (unaudited)

Officers

Name, address and age, Position with Columbia Funds, Year first elected or appointed to office	Principal occupation(s) during past five years

Christopher L. Wilson (Born 1957) One Financial Center Boston, MA 02111 President (since 2004)	Head of Mutual Funds since August, 2004 and Managing Director of the Advisor since September, 2005; President and Chief Executive Officer, CDC IXIS Asset Management Services, Inc. (investment management) from September, 1998 to August, 2004.

James R. Bordewick, Jr. (Born 1959) One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April, 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April, 2005.

J. Kevin Connaughton (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President, Chief Financial Officer and Treasurer (since 2000)	Managing Director of the Advisor since May, 2004.

Mary Joan Hoene (Born 1949) 100 Federal Street Boston, MA 02110 Senior Vice President and Chief Compliance Officer (since 2004)	Senior Vice President and Chief Compliance Officer of various funds in the Fund Complex; Partner, Carter, Ledyard & Milburn LLP (law firm) from January, 2001 to August, 2004.

Michael G. Clarke (Born 1969) One Financial Center Boston, MA 02111 Chief Accounting Officer and Assistant Treasurer (since 2004)	Director of Fund Administration since January, 2006; Managing Director of Columbia Management Advisors, LLC September, 2004 to December, 2005; Vice President Fund Administration June, 2002 to September, 2004. Vice President Product Strategy and Development from February, 2001 to June, 2002.

Jeffrey R. Coleman (Born 1969) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2004)	Director of Fund Administration since January, 2006; Fund Controller from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August, 2000 to September, 2004.

Joseph F. DiMaria (Born 1968) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2004)	Director of Fund Administration since January, 2006; Head of Tax/Compliance and Assistant Treasurer from November, 2004 to December, 2005; Director of Trustee Administration (Sarbanes-Oxley) from May, 2003 to October, 2004; Senior Audit Manager, PricewaterhouseCoopers (independent registered public accounting firm) from July, 2000 to April, 2003.

Ty S. Edwards (Born 1966) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2004)	Director of Fund Administration since January, 2006; Vice President of the Advisor from July, 2002 to December, 2005; Assistant Vice president and Director, State Street Corporation (financial services) prior to 2002.

Barry S. Vallan (Born 1969) One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President-Fund Treasury of the Advisor since October, 2004; Vice President-Trustee Reporting from April, 2002 to October, 2004; Management Consultant, PricewaterhouseCoopers (independent registered public accounting firm) prior to October, 2002.

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Board Consideration and Re-Approval of Investment Advisory and Sub-Advisory Agreements

Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") contemplates that the Boards of Trustees of Columbia Funds Series Trust and Columbia Master Investment Trust (the "Boards"), including a majority of the Trustees who have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not "interested persons" of the Trusts, as defined in the 1940 Act (the "Independent Trustees"), will annually review and re-approve the existing investment advisory and sub-advisory agreements and approve any newly proposed terms therein. In this regard, the Boards reviewed and re-approved, during the most recent six months covered by this report (i) investment advisory agreements with Columbia Management Advisors, LLC ("CMA") for the Columbia Short Term Bond Fund, Columbia Intermediate Core Bond Master Portfolio, Columbia Total Return Bond Fund and Columbia High Income Master Portfolio; and (ii) an investment sub-advisory agreement with MacKay Shield LLC ("MacKay Shields" or the "Sub-Adviser") for Columbia High Income Master Portfolio. The investment advisory agreements with CMA and the investment sub-advisory agreements with MacKay Shields are each referred to as an "Advisory Agreement" and collectively referred to as the "Advisory Agreements." The funds and master portfolios identified above are each referred to as a "Fund" and collectively referred to as the "Funds."

More specifically, at meetings held on November 16-17, 2005, the Boards, including the Independent Trustees advised by their independent legal counsel, considered the factors and reached the conclusions described below relating to the selection of CMA and the Sub-Adviser and the re-approval of the Advisory Agreements.

Nature, Extent and Quality of Services

The Boards received and considered various data and information regarding the nature, extent and quality of services provided to the Funds by CMA and the Sub-Adviser under the Advisory Agreements. The Boards also received and considered general information regarding the types of services investment advisers provide other funds, who, like the Funds, are provided administration services under a separate contract. The most recent investment adviser registration forms ("Forms ADV") for CMA and the Sub-Adviser were made available to the Boards, as were CMA's and the Sub-Adviser's responses to a detailed series of requests submitted by the Independent Trustees' independent legal counsel on behalf of such Trustees. The Boards reviewed and analyzed those materials, which included, among other things, information about the background and experience of senior management and the expertise of, and amount of attention devoted to the Funds by, investment personnel of CMA and the Sub-Adviser. In this regard, the Boards specifically reviewed the qualifications, backgrounds and responsibilities of the portfolio managers primarily responsible for day-to-day portfolio management services for the Funds.

In addition, the Boards received and reviewed information on all Securities and Exchange Commission ("SEC") and other regulatory inquiries, examinations or audits of the Funds, CMA and the Sub-Adviser. The Boards considered the investment and legal compliance programs of each of these entities, including their implementation of enhanced compliance policies and procedures in response to SEC rule changes and other regulatory initiatives. The Boards also considered the Funds' Chief Compliance Officer's report and recommendations.

The Boards evaluated the ability of CMA and the Sub-Adviser, based on their resources, reputation and other attributes, to attract and retain highly qualified investment professionals, including research, advisory and supervisory personnel. In this regard, the Boards considered information regarding CMA's compensation program for its personnel involved in the management of the Funds, including incentive and retirement plans. In addition, the Boards considered the effects of hirings and departures of personnel in light of the merger of Bank of America Corporation and FleetBoston Financial Corporation.

Based on the above factors, together with those referenced below, the Boards concluded that they were generally satisfied with the nature, extent and quality of the investment advisory services provided to each of the Funds by CMA and the Sub-Adviser.

Fund Performance and Expenses

The Boards considered the one-year, three-year, five-year and ten-year performance results for each of the Funds, as relevant. It also considered these results in comparison to the median performance results of the group of funds that was determined by Lipper Inc. ("Lipper") to be the most similar to a given Fund (the "Peer Group") and to the median performance of a broader universe of relevant funds as determined by Lipper (the "Universe"), as well as to each Fund's benchmark index. Lipper is an independent provider of investment company data. For certain Funds, Lipper determined that

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Board Consideration and Re-Approval of Investment Advisory and Sub-Advisory Agreements (continued)

the composition of the Peer Group and/or Universe for performance would differ from that of expenses to provide a more accurate basis of comparison. The Boards were provided with a description of the methodology used by Lipper to select the mutual funds in each Fund's Peer Group and Universe.

The Boards also considered information in the Lipper data that ranked each Fund based on: (i) each Fund's one-year performance compared to actual management fees; (ii) each Fund's one-year performance compared to total expenses; (iii) each Fund's three-year performance compared to actual management fees; and (iv) each Fund's three-year performance compared to total expenses. Based on these comparisons and the expense and performance rankings of each Fund in the Lipper data, CMA apprised the Boards of individual characteristics (such as: poor rankings in terms of management fees, overall expenses or performance or a combination of below-average to poor performance and below-average to poor management fee and expense rankings) of any Fund that they believed warranted further investigation by the Boards.

The Boards considered the impact on expenses of the Funds resulting from the overall cost reductions that management anticipated would result from the shift to a common group of service providers, which had recently been implemented, for transfer agency, fund accounting and custody services for mutual funds advised by Bank of America affiliates. The Boards received and considered statistical information regarding each Fund's total expense ratio and its various components, including contractual advisory fees, actual advisory fees, actual non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees, fee waivers/caps and/or expense reimbursements. The Boards also considered comparisons of these fees to the expense information for each Fund's Peer Group and Universe, which comparative data was provided by Lipper.

Based on the above-referenced considerations and other factors, the Boards concluded that the overall performance and expense results supported the re-approval of the Advisory Agreements for each Fund.

Investment Advisory and Sub-Advisory Fee Rates

The Boards reviewed and considered the proposed contractual investment advisory fee rates combined with the administration fee rates, payable by the Funds to CMA for investment advisory services (the "Advisory Agreement Rates"). The Boards also reviewed and considered the proposed contractual investment sub-advisory fee rates (the "Sub-Advisory Agreement Rates") payable by CMA to the Sub-Adviser for investment sub-advisory services. In addition, the Boards reviewed and considered the proposed fee waiver/cap arrangements applicable to the Advisory Agreement Rates and considered the Advisory Agreement Rates after taking the waivers/caps into account (the "Net Advisory Rates"). The Boards noted that, on a complex-wide basis, CMA had reduced annual investment advisory and administration fees by at least $32 million per year pursuant to a settlement agreement entered into the with New York Attorney General ("NYAG") to settle a civil complaint filed by the NYAG relating to trading in mutual fund shares. The Boards also noted reductions in Net Advisory Rates and/or total expenses of certain Funds, including in conjunction with certain recent Fund mergers. The Boards also recognized the possibility that certain Funds would reach breakpoints sooner because of the new assets obtained as a result of a merger. Additionally, the Boards received and afforded specific attention to information comparing the Advisory Agreement Rates and Net Advisory Rates with those of the other funds in their respective Peer Groups.

For certain Funds highlighted as meeting accepted criteria for warranting further review, the Boards engaged in further analysis with regard to approval of the Funds' Advisory Agreements. The Boards engaged in further review of the Columbia High Income Master Portfolio because its Net Advisory Rate was appreciably outside of the median range of its Peer Group. However, the Boards noted other factors such as the positive performance of the Fund relative to its Peer Group and a total expense ratio that was not appreciably higher than the median of its Universe, that outweighed the factors noted above.

The Boards also reviewed and considered a report prepared and provided by Eric Sirri, the Independent Fee Consultant to the Funds appointed pursuant to the NYAG Settlement. Mr. Sirri's report included information about the fees and expenses paid to CMA and their reasonableness in light of industry standards. A copy of the Independent Fee Consultant's report follows and is available on the Funds' website at http://www.columbiafunds.com.

The Boards concluded that the factors noted above, and other factors, supported the Advisory Agreement Rates and the Net Advisory Rates, and approved the Advisory Agreements for all of the Funds.

118

Columbia Funds

Board Consideration and Re-Approval of Investment Advisory and Sub-Advisory Agreements (continued)

With regard to the Funds with a sub-adviser, the Boards also reviewed the Sub-Advisory Agreement Rates charged by MacKay Shields, which serves as Sub-Adviser to certain of the Funds. The Boards concluded that the Sub-Advisory Agreement Rates were fair and equitable, based on their consideration of the factors described above.

Profitability

The Boards received and considered a profitability analysis of CMA based on the Advisory Agreement Rates and the Net Advisory Rates, as well as on other relationships between the Funds on the one hand and CMA affiliates on the other. The Boards concluded that, in light of the costs of providing investment management and other services to the Funds, the profits and other ancillary benefits that CMA and its affiliates received from providing these services to the Funds were not unreasonable.

Economies of Scale

The Boards received and considered information regarding whether there have been economies of scale with respect to the management of the Funds, whether the Funds have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Boards concluded that any actual or potential economies of scale are, or will be, shared fairly with Fund shareholders, most particularly through breakpoints implemented by management in 2004.

The Boards acknowledged the inherent limitations of any analysis of an investment adviser's economies of scale and of any attempt to correlate breakpoints with such economies, stemming largely from the Boards' understanding that economies of scale are realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund.

Information About Services to Other Clients

The Boards also received and considered information about the nature and extent of services and fee rates offered by CMA and the Sub-Adviser to their other clients, including institutional investors. The Boards concluded that, where the Advisory Agreement Rates, Sub-Advisory Agreement Rates and Net Advisory Rates were appreciably higher than the range of the fee rates offered to other CMA and Sub-Adviser clients, based on information provided by CMA and the Sub-Adviser, the costs associated with managing and operating a registered investment company provided a justification for the higher fee rates charged to the Funds.

Other Benefits to CMA and the Sub-Adviser

The Boards received and considered information regarding any "fall-out" or ancillary benefits received by CMA and its affiliates and the Sub-Adviser as a result of their relationships with the Funds. Such benefits could include, among others, benefits attributable to CMA's and the Sub-Adviser's relationships with the Funds (such as soft-dollar credits) and benefits potentially derived from an increase in CMA's and the Sub-Adviser's business as a result of their relationships with the Funds (such as the ability to market to shareholders other financial products offered by CMA and its affiliates or a Sub-Adviser).

The Boards considered the effectiveness of the policies of the Funds in achieving the best execution of portfolio transactions, whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be realized by using an affiliated broker, the extent to which efforts are made to recapture transaction costs, and the controls applicable to brokerage allocation procedures. The Boards also reviewed CMA's and the Sub-Adviser's methods for allocating portfolio investment opportunities among the Funds and other clients.

Other Factors and Broader Review

As discussed above, the Boards review materials received from CMA and the Sub-Adviser annually as part of the re-approval process under Section 15(c) of the 1940 Act. The Boards also review and assess the quality of the services the Funds receive throughout the year. In this regard, the Boards review reports of CMA and the Sub-Adviser at each of their quarterly meetings, which include, among other things, a portfolio review and fund performance reports. In addition, the Boards confer with the portfolio managers of the Funds at various times throughout the year.

After considering the above-described factors based on their deliberations and their evaluation of the information provided, the Boards concluded that re-approval of the Advisory Agreements for each of the Funds was in the best interest of the Funds and their shareholders. Accordingly, the Boards unanimously re-approved the Advisory Agreements.

119

Management Fee Evaluation By Independent Fee Consultant

Prepared Pursuant to the February 9, 2005 Assurance of Discontinuance

between the Office of Attorney General of New York State and

Columbia Management Advisors, Inc. and Columbia Funds Distributor, Inc.

November 17, 2005

I. OVERVIEW

Columbia Management Advisors, Inc. ("CMA") and Columbia Funds Distributors, Inc. ("CFD") (CFD together with CMA referred to herein as Columbia Management Group or "CMG1"), entered into an agreement with the New York Attorney General's Office in the form of an Assurance of Discontinuance (the "AOD"). The AOD stipulated that CMA would be permitted to manage or advise the Nations Funds, only if the Independent Members (as such term is defined in the AOD) of the Nations Funds' Board of Trustees/Directors (collectively the "Trustees") appointed a Senior Officer or an Independent Fee Consultant ("IFC") who, among other things, is to manage the process by which management fees are negotiated. On May 15, 2005, the Independent Members of the Board appointed me as the IFC for the Nations Funds. This report is the annual written evaluation of the Nations Funds for 2005 that I have prepared in my capacity as IFC, as required by the AOD.2

A. Duties of the Independent Fee Consultant

As part of the AOD, the Independent Members of the Nations Funds' Board of Trustees/Directors agreed to retain an independent fee consultant who was to participate in the management fee negotiation process. The IFC is charged with "... duties and responsibilities [that] include managing the process by which proposed management fees (including, but not limited to, advisory fees) to be charged the [Nations] Fund[s] are negotiated so that they are negotiated in a manner which is at arms length and reasonable and consistent with this Assurance of Discontinuance." However, the IFC does not replace the Trustees in their role of negotiating management and other fees with CMG and its affiliates. In particular, the AOD states that "Columbia Advisors may manage or advise a [Nations] Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees of the [Nations] Fund using ... an annual independent written evaluation prepared by or under the direction of the ... Independent Fee Consultant...." This report, pursuant to the AOD, constitutes the "annual independent written evaluation prepared by or under the direction of the... Independent Fee Consultant."

The AOD requires the IFC report to consider at least the following:

a) Management fees (including any components thereof) charged by other mutual fund companies for like services;

b) Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

c) Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit;

d) Profit margins of CMA and its affiliates from supplying such services;

e) Possible economies of scale as the CMA fund grows larger; and

f) The nature and quality of CMA services, including Nations Funds' performance.

This report is designed to assist the Board in evaluating the 2005 contract renewal for Nations Funds. In addition, this report points out areas where the Board may deem additional information and analysis to be appropriate over time.

B. Sources of Information Used in My Evaluation

I have requested data from CMG and various third party industry data sources or independent research companies that work in the mutual fund arena. The following list generally describes the types of information I requested.

1. I collected data on performance, management fees, and expense ratios of both Nations Funds and comparable non- Nations Funds. The sources of this information were CMG, Lipper Inc. ("Lipper") and Morningstar Inc. ("Morningstar"). While

1  Prior to the date of this report, CMA merged into an affiliated entity, Banc of America Capital Management, LLC ("BACAP"), and BACAP then changed its name to Columbia Management Advisors, LLC, which carries on the business of CMA, and CFD changed its name to Columbia Management Distributors, Inc.

2  CMG is in the process of renaming the Nations Funds. Throughout this report, unless otherwise noted, the names "Nations Funds" and "Columbia Funds" will be used interchangeably.

120

Management Fee Evaluation By Independent Fee Consultant (continued)

Lipper and Morningstar each selected a different group of peer funds it deemed appropriate against which to measure the relative performance and fees of Nations Funds, I conducted an independent review of the appropriateness of each peer group.

2. I reviewed data on CMG's expense and profitability that I obtained from CMA directly.

3. I have reviewed data on the organizational structure of CMG in general.

4. I collected information on profitability from Strategic Insight Mutual Fund Research and Consulting, LLC ("Strategic Insight"). I used this third-party independent research as an additional method to gauge the accuracy of the data collected in (2) above.

5. I conducted interviews with various CMG staff, including members of the senior management team, legal staff, heads of affiliates, portfolio managers, and financial personnel.

6. I reviewed current 2005 Section 15(c) material provided to the Board and material presented to the Board in the 2004 fee and performance evaluation.

7. I have reviewed various academic research papers, industry publications, and other available literature dealing with mutual fund operations, profitability, and other issues. In addition, I have reviewed SEC releases and studies of mutual fund expenses.

8. I have reviewed documents pertaining to recent mutual fund litigation in general and publicly available information about litigation where CMG has been involved. In addition, I have engaged NERA Economic Consulting ("NERA") and independent consultant Dr. John Rea to assist me in data management and analysis. Both NERA and Dr. Rea have extensive experience in the mutual fund industry through consulting, government positions, or industry trade groups that provide unique insights and special knowledge pertaining to my independent analysis of fees, performance, and profitability. I have also retained Shearman & Sterling LLP as outside counsel to advise me in connection with my review.

C. Qualifications and Independence

I am the Walter H. Carpenter Chair and Professor of Finance at Babson College. Before this I was the Chief Economist of the U.S. Securities and Exchange Commission. I have no material relationship with Bank of America or CMG aside from acting as IFC, and am aware of no relationship with any of their affiliates....

II. EVALUATION OF THE GENERAL PROCESS USED TO NEGOTIATE THE ADVISORY CONTRACT

A. General Considerations

My analysis considered all factors and information I reviewed on the finances and operations of Nations Funds. I gave each factor an appropriate weight in my overall findings, and no single factor was in itself the sole criterion for a finding or conclusion. My objective was to assess all of the information provided and conduct a robust evaluation of Nations Funds' operations, fees, and performance.

My analysis and thought processes will and, I believe, should, differ in certain ways from the processes used by Trustees in their evaluation of the management agreements. In particular, because of my technical and quantitative background, I may use techniques and data that Trustees have not previously felt would be useful. I view this supplemental analysis as appropriate because my role is to assist Trustees in their decisions, and to the extent that I bring new ideas or analysis to the evaluation, I believe this improves the process by which management fees for the Nations Funds may be negotiated in accordance with the AOD.

Finally, as part of my role as IFC, I have, from time to time, sent to Trustees additional papers and reports produced by third parties that I felt had bearing on the fee negotiation process. I viewed these materials as educational in nature and felt they would aid Trustees in placing their work in context.

B. CMG Management Interviews

As a starting point of my analysis, I have met with members of the CMG staff to gain an understanding of the organizational structure and personnel involved in running the Nations fund family. Exhibit 1 lists the CMG staff that I or consultants retained by me have had contact with over the past four months.

I have had general discussions and have received information about the management structure of CMG. My conversations with management have been informative. In addition, I have participated in Board meetings where Trustees and management

121

Management Fee Evaluation By Independent Fee Consultant (continued)

have discussed issues relating to management agreements and performance of Nations Funds. When I felt it was appropriate, I added my opinions on particular matters, such as fund performance or fee levels, to the discussion.

C. Trustees' Fee and Performance Evaluation Process

After making initial requests for information, members of the Trustees of the Nations Funds met in advance of the October Section 15(c) contact approval meeting to review certain fee, performance and other data for the Nations Funds and to ask questions and make requests of management. Trustees have developed a process to evaluate the fee and expense levels and performance of Nations Funds. This process is used to highlight those funds that have been performing poorly, may have had higher management fees or expense ratios, or both.

The process involves providing instructions to Lipper to prepare specific data analyses tailored to the Trustees review framework. These instructions include highlighting funds that hit one or more fee/performance "screens." The seven screens the Trustees use are as follows:

a. 5th Lipper quintile in actual management fee;

b. 5th Lipper quintile in total expense ratio;

c. Three or more 5th Lipper quintile rankings in the 1-, 3-, 5- or 10-year performance rankings;

d. Negative ranking for 1-year performance vs. actual management fee category;

e. Negative ranking for 1-year performance vs. total expense category;

f. Negative ranking for 3-year performance vs. actual management fee category;

g. Negative ranking for 3-year performance vs. total expense category.

If a fund hits one or more of these screens, it is highlighted for additional review by the Trustees. This method is only used as an aid for Trustees to highlight funds and is not the sole test of whether the Board will determine to take particular actions concerning fees or performance. Funds that have not been flagged by this screen also may be singled out for fee and performance reasons, and the Trustees may determine not to take action with respect to the fees or performance of funds that have been flagged by the screen. These screens contribute to the basis for discussions on Trustees' views on the Nations Funds.

IV. FINDINGS

My findings based on my work as IFC are as follows:

1. The Trustees have the relevant information necessary to form an opinion on the reasonableness of fees and evaluate the performance of the Nations Funds. The process the Trustees used in preparing to reach their determination has been open and informative. In my view, the 2005 process by which the management fees of the Nations Funds have been negotiated thus far has been, to the extent practicable, at arm's length and reasonable and consistent with the AOD.

2. Nations Funds demonstrated a range of performance relative to their peers. I find that across the fund complex, 57.57 percent of Nations Funds have performance higher than the median of their respective Lipper performance universe, and 53.97 percent of Nations Funds have performance higher than the median of their respective Lipper performance group. In addition, Lipper performance universe and group comparison showed that Nations Funds were distributed roughly evenly across these quintiles. The Trustees have worked with management to address issues of funds that have demonstrated consistent or significant underperformance.

3. Nations Funds demonstrate a range of management fees and expense ratios relative to their peers. I find that across the fund complex, 71.21 percent of Nations Funds have expenses below the median of their Lipper expense universe, and 71.21 percent of Nations Funds have expenses below the median of their Lipper expense group. In addition, Lipper expense universe and group comparisons show that Nations Funds are distributed roughly evenly across these quintiles. The Trustees have taken steps to limit shareholder expenses for certain funds having management fees significantly above their peers, often through the use of fee waivers to which CMG has agreed. Consolidation of various funds and fund families managed by CMG has resulted in substantial savings for funds in non-advisory expenses.

122

Management Fee Evaluation By Independent Fee Consultant (continued)

4. Profitability to CMG of the individual funds ranges widely and the overall profitability to CMG of its relationship with the Nations Funds appears to fall within a reasonable range. The method of cost allocation to funds is addressed in the material provided by CMG to the Trustees, but additional information may be necessary for me to better assess fund level profitability. My review of profitability and cost allocation is ongoing, and I plan to continue to develop my views with regard to fund level profitability.

5. Nations Funds have instituted fee schedules with breakpoints designed to enable investors to benefit from fund economies of scale, although 56.36 (31 out of 55) of the funds have not yet reached their first breakpoint. My analysis of the appropriateness of the breakpoint levels, which I expect will take into account the cost and profitability of the individual funds, is ongoing. My work is ongoing and my views may develop over time in light of new information and analysis.

Respectfully submitted,

Erik R. Sirri

123

COLUMBIA FUNDS

Columbia Funds

Growth funds	Columbia Acorn Fund

Columbia Acorn Select

Columbia Acorn USA

Columbia Growth Stock Fund

Columbia Large Cap Growth Fund

Columbia Marsico 21st Century Fund

Columbia Marsico Focused Equities Fund

Columbia Marsico Growth Fund

Columbia Marsico Mid Cap Growth Fund

Columbia Mid Cap Growth Fund

Columbia Small Cap Growth Fund I

Columbia Small Cap Growth Fund II

Columbia Small Company Equity Fund

Core funds	Columbia Common Stock Fund

Columbia Large Cap Core Fund

Columbia Small Cap Core Fund

Columbia Young Investor Fund

Value funds	Columbia Disciplined Value Fund

Columbia Dividend Income Fund

Columbia Large Cap Value Fund

Columbia Mid Cap Value Fund

Columbia Small Cap Value Fund I

Columbia Small Cap Value Fund II

Columbia Strategic Investor Fund

Asset Allocation/Hybrid funds	Columbia Asset Allocation Fund

Columbia Asset Allocation Fund II

Columbia Balanced Fund

Columbia Liberty Fund

Columbia LifeGoalTM Balanced Growth Portfolio

Columbia LifeGoalTM Growth Portfolio

Columbia LifeGoalTM Income Portfolio

Columbia LifeGoalTM Income and Growth Portfolio

Columbia Masters Global Equity Portfolio

Columbia Masters Heritage Portfolio

Columbia Masters International Equity Portfolio

Columbia Thermostat Fund

Index funds	Columbia Large Cap Enhanced Core Fund

Columbia Large Cap Index Fund

Columbia Mid Cap Index Fund

Columbia Small Cap Index Fund

Tax-Managed fund	Columbia Tax-Managed Growth Fund

Specialty funds	Columbia Convertible Securities Fund

Columbia Real Estate Equity Fund

Columbia Technology Fund

Columbia Utilities Fund

Global/International funds	Columbia Acorn International

Columbia Acorn International Select

Columbia Global Value Fund

Columbia Greater China Fund

Columbia International Stock Fund

Columbia International Value Fund

Columbia Marsico International Opportunities Fund

Columbia Multi-Advisor International Equity Fund

Columbia World Equity Fund

Taxable Bond funds	Columbia Conservative High Yield Fund

Columbia Core Bond Fund

Columbia Federal Securities Fund

Columbia High Income Fund

Columbia High Yield Opportunity Fund

Columbia Income Fund

Columbia Intermediate Bond Fund

Columbia Intermediate Core Bond Fund

Columbia Short Term Bond Fund

Columbia Strategic Income Fund

Columbia Total Return Bond Fund

Columbia U.S. Treasury Index Fund

124

Columbia Funds

Tax-Exempt Bond funds	Columbia California Tax-Exempt Fund

Columbia California Intermediate Municipal Bond Fund

Columbia Connecticut Tax-Exempt Fund

Columbia Connecticut Intermediate Municipal Bond Fund

Columbia Florida Intermediate Municipal Bond Fund

Columbia Georgia Intermediate Municipal Bond Fund

Columbia High Yield Municipal Fund

Columbia Intermediate Municipal Bond Fund

Columbia Massachusetts Intermediate Municipal Bond Fund

Columbia Massachusetts Tax-Exempt Fund

Columbia Maryland Intermediate Municipal Bond Fund

Columbia Municipal Income Fund

Columbia North Carolina Intermediate Municipal Bond Fund

Columbia New York Tax-Exempt Fund

Columbia New Jersey Intermediate Municipal Bond Fund

Columbia New York Intermediate Municipal Bond Fund

Columbia Oregon Intermediate Municipal Bond Fund

Columbia Rhode Island Intermediate Municipal Bond Fund

Columbia South Carolina Intermediate Municipal Bond Fund

Columbia Short Term Municipal Bond Fund

Columbia Tax-Exempt Fund

Columbia Tax-Exempt Insured Fund

Columbia Texas Intermediate Municipal Bond Fund

Columbia Virginia Intermediate Municipal Bond Fund

Money Market funds	Columbia California Tax-Exempt Reserves

Columbia Cash Reserves

Columbia Connecticut Municipal Reserves

Columbia Government Plus Reserves

Columbia Government Reserves

Columbia Massachusetts Municipal Reserves

Columbia Money Market Reserves

Columbia Municipal Reserves

Columbia New York Tax-Exempt Reserves

Columbia Prime Reserves

Columbia Tax-Exempt Reserves

Columbia Treasury Reserves

For complete product information on any Columbia fund, visit our website at www.columbiafunds.com.

Columbia Management is the primary investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and advise institutional and mutual fund portfolios. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of NASD, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

125

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IMPORTANT INFORMATION ABOUT THIS REPORT

  Columbia Funds

Transfer Agent

Columbia Management Services, Inc.
P.O. Box 8081
Boston MA 02266-8081
800-345-6611

Distributor

Columbia Management Distributors, Inc.
One Financial Center
Boston MA 02111

Investment Advisor

Columbia Management Advisors, LLC
100 Federal Street
Boston MA 02110

Independent Registered
Public Accounting Firm

PricewaterhouseCoopers LLP
125 High Street
Boston, MA 02110

The funds mail one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800-345-6611 and additional reports will be sent to you.

This report has been prepared for shareholders of Columbia Government & Corporate Bond Funds. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the funds and with the most recent copy of the Columbia Funds Performance Update.

A description of the policies and procedures that the funds use to determine how to vote proxies and a copy of the funds' voting record are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 800-368-0346. Information regarding how the funds voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the funds voted proxies relating to portfolio securities is also available from the funds' website.

The funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The funds' Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Columbia Management is the primary investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and advise institutional and mutual fund portfolios. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of NASD, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

Help your fund reduce printing and postage costs! Elect to get your shareholder reports by electronic delivery. With Columbia's eDelivery program, you receive an
e-mail message when your shareholder report becomes available online. If your fund account is registered with Columbia Funds, you can sign up quickly and easily on our website at www.columbiafunds.com.

Please note — if you own your fund shares through a financial institution, contact the institution to see if it offers electronic delivery. If you own your fund shares through a retirement plan, electronic delivery may not be available to you.

Columbia Government & Corporate Bond Funds   Annual Report, March 31, 2006

Columbia Management.

©2006 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

800.345.6611 www.columbiafunds.com

PRSRT STD
U.S. Postage
PAID
Holliston, MA
Permit NO. 20

SHC-42/109624-0306 (05/06) 06/11249

Item 2. Code of Ethics.

(a)         The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)         The registrant’s Board adopted, effective January 3, 2006, a revised code of ethics described in 2(a) above. This revised code of ethics, which is attached as an exhibit hereto, does not differ materially from the code of ethics in effect for the year ended March 31, 2005.

(c)          During the period covered by this report, there were no waivers, including any implicit waivers from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that William P. Carmichael qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR and is “Independent” (as defined in Item 3 of Form N-CSR).

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the seven series of the registrant whose reports to stockholders are included in this annual filing.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended March 31, 2006 and March 31, 2005 are approximately as follows:

2006	2005
$180,100	$196,100

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended March 31, 2006 and March 31, 2005 are approximately as follows:

2006	2005
$85,800	$31,600

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.  In both fiscal years 2006 and 2005, Audit-Related Fees include agreed-upon procedures performed for semi-annual shareholder reports.  In fiscal year 2006, Audit Related Fees include approximately $58,100 for agreed-upon procedures related to fund accounting and custody conversions.

During the fiscal years ended March 31, 2006 and March 31, 2005, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended March 31, 2006 and March 31, 2005 are approximately as follows:

2006	2005
$100,000	$47,300

Tax Fees consist primarily of the review of annual tax returns and include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning. Fiscal year 2006 also includes approximately $54,500 in tax fees related to the review of required shareholder distribution calculations.

During the fiscal years ended March 31, 2006 and March 31, 2005, there were no Tax Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended March 31, 2006 and March 31, 2005 are approximately as follows:

2006	2005
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended March 31, 2006 and March 31, 2005 are approximately as follows:

2006	2005
$106,200	$0

These fees consist primarily of an internal control review of the registrant’s transfer agent.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent accountants to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or any entity controlling, controlled by or under common control with such investment adviser that provides ongoing services to the registrant (“Adviser Affiliates”), if the engagement relates directly to the operations and financial reporting of the registrant.

                The Audit Committee has adopted a Policy for Engagement of Independent Accountants for Audit and Non-Audit Services (“Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (collectively “Fund Services”); (ii) non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates, if the engagement relates directly to the operations or financial reporting of a Fund (collectively “Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates. Unless a type of service receives general pre-approval under the Policy, it requires specific pre-approval by the Audit Committee if it is to be provided by the independent accountants.  Pre-approval of non-audit services to the registrant, the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates may be waived provided that the “de minimis” requirements set forth under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are met.

                Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are Independent Trustees/Directors.  The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent accountants may not be delegated to management.

                The Policy requires the Fund Treasurer and/or Director of Board Administration to submit to the Audit Committee, on an annual basis, a schedule of the types of services that are subject to general pre-approval. The schedule(s) provide a description of each type of service that is subject to general pre-approval and, where possible, will provide estimated fee caps for each instance of providing each service. The Audit Committees will review and approve the types of services and review the projected fees for the next fiscal year and may add to, or subtract from, the list of general pre-approved services from time to time based on subsequent determinations.  That approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent accountants will be permitted to perform.

The Fund Treasurer and/or Director of Board Administration shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services initiated since the last such report was rendered, including a general description of the services, actual billed and projected fees, and the means by which such Fund Services or Fund-related Adviser Services were pre-approved by the Audit Committee.

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(e)(2) The percentage of services described in paragraphs (b) through (d) of this Item approved pursuant to the “de minimis” exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during both fiscal years ended March 31, 2006 and March 31, 2005 was zero.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended March 31, 2006 and March 31, 2005 were $292,000 and $78,900, respectively.

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments

The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, since those procedures were last disclosed in response to requirements of Item 7(d)(2)(ii)(G) of Schedule 14A or this Item.

Item 11. Controls and Procedures.

(a)         The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, has concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)         There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Master Investment Trust

By (Signature and Title)	/S/ Christopher L. Wilson
Christopher L. Wilson, President

Date	May 30, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/S/ Christopher L. Wilson
Christopher L. Wilson, President

Date	May 30, 2006

By (Signature and Title)	/S/ J. Kevin Connaughton
J. Kevin Connaughton, Treasurer

Date	May 30, 2006